UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-08690

MassMutual Premier Funds
(Exact name of registrant as specified in charter)

100 Bright Meadow Blvd., Enfield, CT 06082
(Address of principal executive offices)	(Zip code)

Eric Wietsma
100 Bright Meadow Blvd., Enfield, CT 06082
(Name and address of agent for service)

Registrant’s telephone number, including area code:      (860) 562-1000

Date of fiscal year end:      9/30/2016

Date of reporting period:      9/30/2016

Item 1. Reports to Stockholders.

This material must be preceded or accompanied by a current prospectus (or summary prospectus, if available) for the MassMutual Premier Funds. Investors should consider a Fund’s investment objective, risks, and charges and expenses carefully before investing. This and other information about the investment company is available in the prospectus (or summary prospectus, if available). Read it carefully before investing.

MassMutual Premier Funds – President’s Letter to Shareholders (Unaudited)

To Our Shareholders

Eric Wietsma

“MassMutual believes that the ongoing uncertainties in markets today highlight the importance of taking a long-term perspective and not reacting to current events or short-term market changes.”

September 30, 2016

Continued strength in U.S. markets in a challenging market environment

I am pleased to present you with the MassMutual Premier Funds Annual Report, covering the period ended September 30, 2016 (the “fiscal year”). Domestic stocks outperformed most international equities during the fiscal year, as a generally strong market environment in the U.S. contrasted with weakness in many of the world’s other large economies, including Europe and Japan. The economic difficulties elsewhere – punctuated, for example, by a challenging interest rate environment in Japan and uncertainty in Europe following the surprising Brexit vote that ratified the United Kingdom’s eventual exit from the European Union – had virtually no impact on major U.S. stock indexes during the fiscal year. Nevertheless, during the reporting period, market volatility emerged from time to time, serving as a general reminder for investors that market conditions are cyclical and can change anytime.

In MassMutual’s view, the ongoing uncertainties in markets today highlight the importance of taking a long-term perspective and not reacting to current events or short-term market changes. We also believe retirement investors who follow certain investment guidelines, such as the ones below, may increase their chances of reaching their retirement income goals.

Suggestions for retirement investors under any market conditions

Contribute as much as you can

While it is impossible to control your investments’ performance, you can control how often and how much you save. Contributing to your retirement account on a regular basis and increasing your contribution level as often as you are able, may be one way to help you realize your long-term investment objectives.*

Continue to invest

Some of the most sophisticated investors believe that individuals who can withstand a market downturn have the potential to be rewarded by accumulating larger positions at more favorable prices (relative to those who do not continue investing during a down market). That’s why most financial professionals believe it’s important to stay in the market, regardless of short-term results.

Time may be your ally

For most people, investing for retirement occurs over many decades. While retirement investors often know that the financial markets will be volatile from time to time, seasoned investors tend to understand the wisdom of taking a long-term approach. They know that this can help them navigate the market’s downturns, leverage its upturns, and successfully grow their account balances.

Monitor your asset allocation and diversify

Stocks, bonds, and short-term/money market investments are investment types that typically behave differently depending upon the economic and market environment. Each of these categories contains an even greater array of sub-categories, such as small-cap stocks, international stocks, and high-yield bonds. Many financial professionals believe that investors can take advantage of different opportunities in the market and reduce the risk of over-exposure to one or two poorly performing investment types by maintaining a portfolio that includes a mix of investment types and sub-categories.

*	Systematic investing and asset allocation do not ensure a profit or protect against loss in a declining market. Systematic investing involves continuous investment in securities regardless of fluctuating price levels. Investors should consider their ability to continue investing through periods of low price levels.

MassMutual Premier Funds – President’s Letter to Shareholders (Unaudited) (Continued)

Make informed choices and seek professional guidance

Many financial advisors will suggest that retirement investors select an appropriate combination of investments that aligns with their retirement income goals. Doing so can help you weather the inevitable ups and downs of the markets.

For retirement investors who work with a financial professional

If you work with a financial professional, this may be an excellent time to contact him or her for assistance in assessing whether or not you:

•	are saving enough for retirement based on your long-term needs;

•	are invested properly, based on your goals and objectives and where you are in your retirement planning journey; and

•	feel you are taking the right steps to help reduce your longevity risk, which is the risk you could “outlive” your retirement savings.

Protect who matters most

MassMutual believes that nothing matters more than the safety and well-being of your loved ones. That’s why we have always been committed to helping our customers put themselves on the path to a more secure financial future. And it’s why we have always encouraged retirement investors to maintain perspective over the long term, and avoid reacting to short-term changes in the markets. In our view, challenging market conditions have the potential to reward patient investors. Thank you for your continued confidence in MassMutual.

Sincerely,

Eric Wietsma

President

The information provided is the opinion of MassMutual Funds Investment Management Group as of 10/1/16 and is subject to change without notice. It is not to be construed as tax, legal or investment advice. Of course, past performance does not guarantee future results.

MassMutual Premier Funds – Economic and Market Overview (Unaudited)

September 30, 2016

Economic and Market Commentary

February 2016 marked an inflection point in fiscal year 2016. From the start of the fiscal year until mid-February, markets showed a decidedly bearish tendency. Over the second half of the fiscal year, markets rebounded and even advanced.

Federal Reserve Board (Fed) chair Janet Yellen’s testimony before the U.S. Senate Committee on Banking, Housing, and Urban Affairs on February 11, 2016 marked the turning point, when she confirmed a “slower for longer” plan for rate hikes going forward. This marked a dramatic shift from the Fed’s December meeting, where they raised policy rates and signaled as many as four more hikes to come. Following Yellen’s remarks, markets responded as if a weight had been lifted. In addition, the sluggish domestic economy started to return more positive reports and modest gross domestic product (GDP) estimates were revised upward, although slightly. (GDP reflects the total value of goods and services produced in the United States.) Investors responded favorably and markets delivered broad positive returns for the fiscal year.

During the one-year period ended September 30, 2016, the technology-focused NASDAQ Composite® Index rose 14.97%, the S&P 500® Index (S&P 500) of large-capitalization U.S. stocks gained 15.43%, the Dow Jones Industrial AverageSM (Dow) grew 15.46%, and the Russell 2000® Index of small-capitalization stocks added 15.47%. In foreign markets, the MSCI EAFE® Index, a barometer for foreign stocks in developed markets, returned 6.52%, and the MSCI Emerging Markets Index, a measure of the performance of emerging stock markets throughout the world, rose 16.78%.*

Bonds also rewarded investors during the fiscal period, with the Bloomberg Barclays U.S. Aggregate Bond Index, a broad measure of the U.S. investment-grade bond markets, rising 5.19%. The performance of shorter-term debt investments continued to reflect the unrelenting low interest rate environment. Yields on the 2-year U.S. Treasury bond closed the period at 0.7%, while 10-year Treasury bonds yielded 1.6%. A “risk-on” environment developed as the fiscal year unfolded and high-yield bonds gained momentum, which helped the Bloomberg Barclays U.S. Corporate High-Yield Index, which measures the performance of fixed-rate, below-investment-grade debt securities from corporate sectors, deliver a return of 12.73%.*

These returns were not without market volatility and surprises, however. Before rebounding, major indexes lagged significantly in January and February. After climbing sharply in October 2015, major indexes plateaued and bounced through November and December. They fell sharply through January and into February – until the Fed announcement triggered a more sustained period of growth. Markets stuttered over concerns that Apple would not be able to sustain its growth in the smartphone market. Early concerns over China were replaced by negative interest rates in Japan and the surprising Brexit vote (in which voters approved the United Kingdom’s departure from the European Union) in June. It is worth noting that domestic market volatility and global economic turbulence proved unable to disrupt momentum in U.S. markets.

Q4 2015 – Markets recover to end 2015 flat

The fourth quarter of 2015 produced meaningful returns across most major indexes. The bulk of the quarter’s recovery occurred in October, as fears about China’s economy and plunging oil prices eased. However, the returns followed a poor third quarter 2015 and managed to bring calendar year-end 2015 results back up to where the year started. For example, the Dow returned 7.70% for the quarter and ended the year up 0.21%. The S&P 500 returned 7.04% for the quarter and ended the year up 1.38%.

November and December offered stiff headwinds to the October rally, as crude oil prices broke to new lows for the year – ending 2015 down 31%. At their mid-December meeting, the Fed finally acted to raise the target range for federal funds rate by 0.25%, in its first upward move since 2006. (The federal funds rate is the interest rate that banks and financial institutions charge each other for borrowing funds overnight.) These factors led to choppy market action over the last two months of 2015. U.S. GDP for the quarter increased at a tepid 1.4% annual rate, following rates of 3.9% and 2.0%, respectively, for the second and third quarters of 2015.

*	Indexes are unmanaged, do not incur fees or expenses and cannot be purchased directly for investment.

MassMutual Premier Funds – Economic and Market Overview (Unaudited) (Continued)

Q1 2016 – The inflection point

Headwinds continued into January and early February of 2016. China’s slowing economy and falling crude oil prices, along with a weak January employment report, stoked fears that a U.S. recession could be on the near-term horizon. By February 11, the S&P 500 had dropped to 1,810. At this point, Fed Chair Janet Yellen signaled that the central bank would be patient in beginning to normalize policy and that it was unlikely that economic conditions would warrant an increase in the target range for the federal funds rate for at least the next few Open Market Committee meetings.

Headwinds immediately shifted to tailwinds. The S&P 500 gained nearly 250 points by the end of the first quarter, initiating a rally that would more or less continue through the second and third quarters of 2016. The employment picture improved, as February’s non-farm payrolls came in stronger than the previous two months, and December 2015 and January 2016 payroll numbers were revised upward. Once again, the quarter recovered what it had lost and ended essentially where it started the year. Despite this, the climate had changed.

Q2 2016 – Upward domestic momentum rides over negative interest rates and Brexit

While Britain’s historic Brexit vote dominated news at the end of the second quarter, the unusual arrival of negative interest rates for Japan’s sovereign debt proved puzzling for many investors early in the quarter. Both seemed to feed a “flight to quality” reaction that resulted in a stronger U.S. dollar. Neither, however, served to derail the strengthening U.S. economy. By the end of the second quarter, concerns about China’s economy and falling oil prices moderated. U.S. GDP firmed up and the Fed softened its interest rate hike strategy, taking a more cautious approach. May’s disappointing jobs report created investor concerns that the Fed could seriously consider suspending any move to raise rates for at least a year. The quarter ended with broad-based gains across a variety of asset classes, improved consumer spending, low unemployment rates, and better-than-expected corporate earnings reports.

On June 23, global economic focus shifted to the United Kingdom. The Brexit vote pushed European stocks more deeply into negative territory on concerns that the immediate impact might slow growth in the U.K. and the larger European region. Investors also worried that the British vote might encourage other countries to follow suit. Interestingly, emerging market and Pacific country stocks delivered positive returns for the quarter and year-to-date.

Q3 2016 – Ending the fiscal year on the upswing

By the end of July, it seemed markets had shrugged off Brexit fears. The U.S. economy was gathering steam. The U.S. labor market continued to show strength as job openings rose in June and hiring increased. U.S. consumer confidence hit a 12-month high in August, according to the Conference Board’s consumer confidence index, which reflected improved consumer assessment of economic conditions and the six-month economic outlook. Corporate earnings came in better than expected for the second consecutive quarter, even though it was the fifth consecutive declining quarter. In mid-September, the U.S. Census Bureau announced that real median household income had jumped 5%, the biggest annual increase since they first started gathering this data in 1968. The two major candidates for president of the U.S. accepted their party’s nominations in July. As September came to a close, it became more evident that this year’s election will be hotly contested.

The fiscal year ended on an optimistic note, but investors endured a steady stream of uncertainty, surprises and volatility throughout. Long-term investors with a view to saving for retirement income pay attention to such things, but maintain a thoughtful and disciplined response, since they tend not to react to short-term turbulence. Many retirement investors wisely subscribe to the wisdom of a well-diversified portfolio using an appropriate mix of available strategies, whether active or passive. They know that markets go down and that markets go up, which requires retirement investors to be consistent and focused.

The information provided is the opinion of MassMutual Funds Investment Management Group as of 10/1/16 and is subject to change without notice. It is not to be construed as tax, legal or investment advice. Of course, past performance does not guarantee future results.

MassMutual Premier U.S. Government Money Market Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MassMutual Premier U.S. Government Money Market Fund (formerly known as MassMutual Premier Money Market Fund), and who is the Fund’s subadviser?

Please note that prior to May 1, 2016, the Fund was known as the MassMutual Premier Money Market Fund. The Fund’s investment objective and investment strategy also changed on May 1, 2016.

The Fund seeks current income consistent with preservation of capital and liquidity. Under normal circumstances, the Fund invests at least 99.5% of its total assets in cash, U.S. Government securities, and/or repurchase agreements fully collateralized by cash or U.S. Government securities. Under normal circumstances, the Fund invests at least 80% of its net assets in U.S. Government securities and repurchase agreements that are fully collateralized by U.S. Government securities. The Fund’s subadviser is Barings LLC (Barings). Effective September 12, 2016, Babson Capital Management LLC, subadviser to the Fund, changed its name to “Barings LLC.” The investment objectives of the Fund remain the same. The Fund seeks to maintain, but does not guarantee, a stable $1.00 share price. You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

How did the Fund perform during the 12 months ended September 30, 2016?

The Fund’s Class R5 shares returned 0.00%, trailing the 0.20% return of the Citigroup 3-Month Treasury Bill Index (the “benchmark”), an unmanaged index representing the performance of 3-month U.S. Treasury bills that reflects reinvestment of all distributions and changes in market prices. During the period, the Fund waived certain fees to allow it to achieve the 0.00% return. The Fund’s Class R5 Shares would have had a negative return if the waiver had not been in effect.

For a discussion on the economic and market environment during the 12-month period ended September 30, 2016, please see the Economic and Market Overview, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

Short-term interest rates continued to be pegged down by Federal Reserve (the “Fed”) monetary policy, which drove low nominal yields for the Fund for the year ended September 30, 2016.

On May 1, 2016, the Fund converted to a government fund from a prime fund. This change allows the Fund to continue to seek to maintain, but not guarantee, a stable $1.00 Net Asset Value (NAV), without subjecting investors to potential liquidity fees and redemption gates should they wish to exit the Fund during times of potential market volatility (unless the Fund Trustees were to deem them necessary). The Fund now consists primarily of U.S. government securities, including securities from U.S. government agencies and repurchase agreements with such securities as collateral.

The Fund bought a large amount of floating agency paper after the conversion in order to maximize yield, while keeping the weighted average maturity at a manageable level. (Agency paper is debt issued by the federal government for financing purposes.) The weighted average maturity of the Fund was 46 days, as of September 30, 2016. These floating rate notes allow the Fund to earn more yield than a traditional one-month agency discount note, but they also provide the added benefit of helping to shield the Fund from some interest rate risk. If the Fed raises interest rates, then these notes may provide the Fund with some protection in terms of yield competitiveness. The Fed is currently in a tightening cycle, albeit a gradual one, so the Fund has been buying a large volume of these instruments. As of September 30, 2016, floating agency paper comprised about 35% of the Fund.

Subadviser outlook

At the beginning of 2016, the Fed’s narrative called for as many as four potential rate hikes in the coming year. Nine months later, we still haven’t seen a single one. Various Fed presidents continue to pay lip service to the need to raise rates, but our view is that every time they talk about an impending rate hike and fail to follow through, they lose a bit of credibility with market participants. One rate hike before the end of the calendar year looks like a distinct possibility, with three of the nine Fed voting members casting their ballot for a rate hike at the last meeting. We are positioning the Fund with enough floating rate securities so that a Fed hike does not cause too much pain, while still buying some longer-dated securities that may help to enhance the Fund’s yield in case they decide not to raise rates in the next several months.

MassMutual Premier U.S. Government Money Market Fund – Portfolio Manager Report (Unaudited) (Continued)

MassMutual Premier U.S. Government Money Market Fund Portfolio Characteristics (% of Net Assets) on 9/30/16

Short-Term Investments and Other Assets and Liabilities	100.0%

Net Assets	100.0%

MassMutual Premier U.S. Government Money Market Fund – Portfolio Manager Report (Unaudited) (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Premier U.S. Government Money Market Fund Class R5 and the Citigroup 3-Month Treasury Bill Index.

TOTAL RETURN	One Year 10/1/15 - 9/30/16	Five Year Average Annual 10/1/11 - 9/30/16	Ten Year Average Annual 10/1/06 - 9/30/16
Class R5	0.00%	0.01%	0.83%
Citigroup 3-Month Treasury Bill Index	0.20%	0.08%	0.84%

GROWTH OF $10,000 INVESTMENT FOR THE PAST 10 YEARS

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the Citigroup 3-Month Treasury Bill Index is unmanaged, does not incur expenses, and cannot be purchased directly by investors. Treasury bills are backed by the U.S. government and offer a fixed rate of return, while the Fund's shares are not guaranteed. Investors should read the Fund's prospectus with regard to the Fund's investment objective, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

You could lose money by investing in the MassMutual Premier U.S. Government Money Market Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

MassMutual Premier Short-Duration Bond Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MassMutual Premier Short-Duration Bond Fund, and who is the Fund’s subadviser?

The Fund seeks to achieve a high total rate of return primarily from current income while minimizing fluctuations in capital values by investing primarily in a diversified portfolio of short-term investment grade fixed income securities. Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in investment grade fixed income securities (rated Baa3 or higher by Moody’s, BBB- or higher by Standard & Poor’s or the equivalent by any NRSRO, or, if unrated, determined to be of comparable quality by the subadviser). The Fund’s subadviser is Barings LLC (Barings). Effective September 12, 2016, Babson Capital Management LLC, subadviser to the Fund, changed its name to “Barings LLC.” The investment objectives of the Fund remain the same.

How did the Fund perform during the 12 months ended September 30, 2016?

The Fund’s Class R5 shares returned 1.88%, outpacing the 0.89% return of the Bloomberg Barclays U.S. 1-3 Year Government Bond Index (the “benchmark”), an unmanaged index of U.S. government bonds with one to three years remaining to the scheduled payment of principal.

For a discussion on the economic and market environment during the 12-month period ended September 30, 2016, please see the Economic and Market Overview, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

For the year ended September 30, 2016, bond duration and maturity positioning benefited the Fund. As the shape of the yield curve declined and flattened, the duration of the Fund’s portfolio decreased from 2.9 years to 1.7 years. (The yield curve is a graph showing the term structure of interest rates by plotting the yields of all bonds of comparable quality with maturities ranging from the shortest – typically one month – to the longest – typically 30 years – available. The resulting curve shows whether short-term interest rates are higher or lower than long-term rates.) The decline and flattening of the yield from a longer-duration posture to a shorter position helped performance. (Duration is a measure of a bond fund’s sensitivity to interest rates. The longer the duration, the greater the price impact on the bond or portfolio when interest rates rise or fall.) Treasury positioning also contributed to the Fund’s performance.

An allocation to the corporate bond sector was the primary positive contributor to Fund performance. Investment-grade securities and bonds rated BB in the high-yield sector contributed. Fund holdings in the banking and leasing sub-sectors were the best performers. Conversely, Fund holdings in metals & mining and energy were the worst-performing sub-sectors. Convertible securities were the primary detractors from performance of the Fund over the period, driven largely by the sell-off in metals & mining and oil & gas producers during the first quarter. The Fund exited its convertible position during the first and second quarters.

Asset-backed securities (ABS) were the primary contributors to performance within the securitized sector. (Bond issuers create “securitized” bonds by pooling various types of contractual debt, such as mortgages, auto loans, or credit card debt.) Allocations to government-guaranteed student loans and commercial ABS collateral were the largest contributing sub-sectors. An allocation to credit card receivables underperformed during the period. Automotive loan collateral represents the largest allocation, followed by student loans. Additional collateral consists of timeshares and franchise receivables. The Fund’s allocations to Agency collateralized mortgage obligations (CMO) securities and commercial mortgage-backed securities (CMBS) also benefited performance. (“Agency” refers to government-sponsored entities that issue bonds backed by mortgage loans, including Ginnie Mae, Fannie Mae, Freddie Mac, and the Federal Home Loan Banks.) Finally, AAA-rated, short-weighted average life Collateral Loan Obligations (CLOs) were a modest contributor to performance.

The Fund uses derivative instruments on occasion for yield curve, duration, and downside risk management. Performance from derivatives contributed to performance over the last year. Derivatives are securities that derive their value from the performance of one or more other investments and take the form of a contract between two or more parties. Most derivatives are used for hedging, speculation, or both.

MassMutual Premier Short-Duration Bond Fund – Portfolio Manager Report (Unaudited) (Continued)

Subadviser outlook

After a brief downdraft following the Brexit vote (which ratified the United Kingdom’s eventual departure from the European Union), fixed-income investments seem to have recovered nicely. Our view is that global central banks stepped up in effective and coordinated ways to help calm market fears. Still, we believe there is a growing nervousness over reliance on monetary policy to promote growth and asset prices. Importantly, global growth expectations are falling once again, as big economic engines such as the U.S. and China are struggling to instill consumer confidence. Consequently, we believe that an environment of less buoyant market conditions is possible.

With a softening in corporate fundamentals, the Fund is focusing on yield opportunities, often post-merger and acquisition events, where Fund management believes credit spreads to Treasury bonds provide attractive opportunities. (Credit spreads are the differences in yields between comparable bonds, with widening spreads often indicating increasing yields and decreasing prices for bonds.) As of September 30, 2016, the Fund maintained an active allocation to sectors such as corporates and securitized, relative to governments and Agencies, and seeks to add return in excess to the benchmark by investing in under-covered sectors where we have competitive advantages, such as consumer and commercial ABS, CLOs, and emerging markets.

MassMutual Premier Short-Duration Bond Fund – Portfolio Manager Report (Unaudited) (Continued)

MassMutual Premier Short-Duration Bond Fund Portfolio Characteristics (% of Net Assets) on 9/30/16

Corporate Debt	46.2%
Non-U.S. Government Agency Obligations	42.7%
U.S. Government Agency Obligations and Instrumentalities	7.0%
U.S. Treasury Obligations	3.9%
Municipal Obligations	0.1%

Total Long-Term Investments	99.9%
Short-Term Investments and Other Assets and Liabilities	0.1%

Net Assets	100.0%

MassMutual Premier Short-Duration Bond Fund – Portfolio Manager Report (Unaudited) (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Premier Short-Duration Bond Fund Class R5, Service Class, Administrative Class, Class A, Class A (sales load deducted), Class R3, and the Bloomberg Barclays U.S. 1-3 Year Government Bond Index.

TOTAL RETURN	One Year 10/1/15 - 9/30/16	Five Year Average Annual 10/1/11 - 9/30/16	Ten Year Average Annual 10/1/06 - 9/30/16
Class R5	1.88%	1.98%	3.67%
Service Class	1.78%	1.89%	3.61%
Administrative Class	1.78%	1.82%	3.52%
Class A	1.59%	1.57%	3.27%
Class A (sales load deducted)*	-1.97%	0.85%	2.90%
Class R3	1.37%	1.31%	2.99%
Bloomberg Barclays U.S. 1-3 Year Government Bond Index	0.89%	0.72%	2.33%

Hypothetical Investments in MassMutual Premier Short-Duration Bond Fund Class I and the Bloomberg Barclays U.S. 1-3 Year Government Bond Index.

TOTAL RETURN	One Year 10/1/15 - 9/30/16	Five Year Average Annual 10/1/11 - 9/30/16	Since Inception Average Annual 12/3/10 - 9/30/16
Class I	2.08%	2.13%	2.30%
Bloomberg Barclays U.S. 1-3 Year Government Bond Index	0.89%	0.72%	0.85%

GROWTH OF $10,000 INVESTMENT FOR THE PAST 10 YEARS

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

* Class A (sales load deducted) returns include the 3.50% maximum sales charge.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the Bloomberg Barclays U.S. 1-3 Year Government Bond Index is unmanaged, does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund's prospectus with regard to the Fund's investment objective, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

MassMutual Premier Short-Duration Bond Fund – Portfolio Manager Report (Unaudited) (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Premier Short-Duration Bond Fund Class R4 and the Bloomberg Barclays U.S. 1-3 Year Government Bond Index.

TOTAL RETURN	One Year 10/1/15 - 9/30/16	Since Inception Average Annual 4/1/14 - 9/30/16
Class R4	1.69%	1.49%
Bloomberg Barclays U.S. 1-3 Year Government Bond Index	0.89%	0.95%

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the Bloomberg Barclays U.S. 1-3 Year Government Bond Index is unmanaged, does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund's prospectus with regard to the Fund's investment objective, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

MassMutual Premier Inflation-Protected and Income Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MassMutual Premier Inflation-Protected and Income Fund, and who is the Fund’s subadviser?

The Fund seeks to achieve as high a total rate of real return on an annual basis as is considered consistent with prudent investment risk and the preservation of capital by investing, under normal circumstances, at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in inflation-indexed bonds and other income-producing securities. The Fund’s subadviser is Barings LLC (Barings). Effective September 12, 2016, Babson Capital Management LLC, subadviser to the Fund, changed its name to “Barings LLC.” The investment objectives of the Fund remain the same.

How did the Fund perform during the 12 months ended September 30, 2016?

The Fund’s Class R5 shares returned 7.14%, outpacing the 6.58% return of the Bloomberg Barclays U.S. Treasury Inflation Protected Securities (TIPS) Index (Series-L) (the “benchmark”), an unmanaged index that measures the broad performance of U.S. Treasury inflation-indexed bonds.

How do inflation-indexed bonds protect against inflation?

Like many other fixed-income securities, inflation-indexed bonds pay income twice a year, based on a stated coupon rate. However, both the principal and the interest payment are adjusted for the level of inflation. The inflation rate – as measured by the Consumer Price Index for All Urban Consumers (“CPI-U”) – results in an adjustment to the principal amount of an inflation-protected security. The coupon rate is then applied to the adjusted principal amount to determine the interest payment. For example, assuming an inflation rate of 3%, a security with a par value of $1,000 and an annual coupon rate of 1.75%, the adjusted principal amount after one year would be $1,030 ($1,000 increased by 3%). The semi-annual interest payment would be calculated by multiplying $1,030 by 1.75% and dividing by 2 instead of using the original $1,000 par value to calculate the amount of interest.

For a discussion on the economic and market environment during the 12-month period ended September 30, 2016, please see the Economic and Market Overview, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

Consumer prices, as measured by the U.S. Bureau of Labor Statistics, were up relative to last year, as unadjusted Headline CPI came in at 1.1%, up from 0.0%. (CPI measures changes in the price of a market basket of consumer goods and services; Core CPI does not include food and energy prices. Headline CPI includes food and energy.) While shelter costs continue to be a major driver of core inflation, the headline year-over-year change remains impaired due to energy prices. Core CPI increased to 2.3%, up from 1.9%.

TIPS positioning, in aggregate, helped to drive Fund performance during the period. Underweight positioning in shorter-maturity inflation bonds contributed.

In addition to TIPS, the Fund also invested in high-quality, income-producing securities, including asset-backed and money market securities. The income earned by these investments contributed positively to the Fund’s full-year performance. Asset-backed securities (ABS) were the main drivers of performance. Security selections in auto loans and timeshares within the ABS sector were the primary contributors. An allocation to high-quality commercial paper also helped performance. (Commercial paper is the commonly used name for short-term unsecured promissory notes sold by banks and corporations to meet short-term debt obligations.)

The Fund may use derivative instruments for yield curve and duration management – and for replicating cash bonds and gaining market exposure in order to implement Fund management views. Derivatives are securities that derive their value from the performance of one or more other investments and take the form of a contract between two or more parties. Most derivatives are used for hedging, speculation, or both. Derivatives, in aggregate, contributed to the Fund’s performance.

MassMutual Premier Inflation-Protected and Income Fund – Portfolio Manager Report (Unaudited) (Continued)

Subadviser outlook

Global inflation developments remain subdued despite regional disparities. Deflationary pressures in the U.S. continue to fade.

In the September Federal Open Market Committee (FOMC) statement, the Committee “indicated that the labor market had continued to strengthen and growth of economic activity had picked up from the modest pace seen in the first half of this year. Members continued to expect inflation to remain low in the near term, but most anticipated that, with gradual adjustments in the stance of monetary policy, it would rise gradually to the Committee’s 2 percent objective over the medium term.” With inflation below 2 percent, the Committee maintained the target range for the federal funds rate at 1/4 to 1/2 percent. (The federal funds rate is the interest rate that banks and financial institutions charge each other for borrowing funds overnight.)

Given the recent global developments and the upcoming U.S. presidential and congressional elections, we continue to proceed with caution. Nonetheless, we remain optimistic and opportunistic on the TIPS market given volatility and relative value opportunities.

MassMutual Premier Inflation-Protected and Income Fund – Portfolio Manager Report (Unaudited) (Continued)

MassMutual Premier Inflation-Protected and Income Fund Portfolio Characteristics (% of Net Assets) on 9/30/16

U.S. Treasury Obligations	93.1%
Non-U.S. Government Agency Obligations	54.0%
Corporate Debt	4.1%
Municipal Obligations	0.1%
U.S. Government Agency Obligations and Instrumentalities	0.1%

Total Long-Term Investments	151.4%
Short-Term Investments and Other Assets and Liabilities	(51.4)%

Net Assets	100.0%

MassMutual Premier Inflation-Protected and Income Fund – Portfolio Manager Report (Unaudited) (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Premier Inflation-Protected and Income Fund Class R5, Service Class, Administrative Class, Class A, Class A (sales load deducted), Class R3, and the Bloomberg Barclays U.S. Treasury Inflation Protected Securities (TIPS) Index (Series-L).

TOTAL RETURN	One Year 10/1/15 - 9/30/16	Five Year Average Annual 10/1/11 - 9/30/16	Ten Year Average Annual 10/1/06 - 9/30/16
Class R5	7.14%	1.90%	4.34%
Service Class	6.96%	1.80%	4.24%
Administrative Class	6.90%	1.69%	4.09%
Class A	6.65%	1.47%	3.90%
Class A (sales load deducted)*	1.58%	0.49%	3.40%
Class R3	6.47%	1.23%	3.63%
Bloomberg Barclays U.S. Treasury Inflation Protected Securities (TIPS) Index (Series-L)	6.58%	1.93%	4.48%

Hypothetical Investments in MassMutual Premier Inflation-Protected and Income Fund Class I and the Bloomberg Barclays U.S. Treasury Inflation Protected Securities (TIPS) Index (Series-L).

TOTAL RETURN	One Year 10/1/15 - 9/30/16	Five Year Average Annual 10/1/11 - 9/30/16	Since Inception Average Annual 3/1/11 - 9/30/16
Class I	7.26%	2.00%	3.50%
Bloomberg Barclays U.S. Treasury Inflation Protected Securities (TIPS) Index (Series-L)	6.58%	1.93%	3.38%

GROWTH OF $10,000 INVESTMENT FOR THE PAST 10 YEARS

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

* Class A (sales load deducted) returns include the 4.75% maximum sales charge.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the Bloomberg Barclays U.S. Treasury Inflation Protected Securities (TIPS) Index (Series-L) is unmanaged, does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

MassMutual Premier Inflation-Protected and Income Fund – Portfolio Manager Report (Unaudited) (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Premier Inflation-Protected and Income Fund Class R4 and the Bloomberg Barclays U.S. Treasury Inflation Protected Securities (TIPS) Index (Series-L).

TOTAL RETURN	One Year 10/1/15 - 9/30/16	Since Inception Average Annual 4/1/14 - 9/30/16
Class R4	6.77%	2.64%
Bloomberg Barclays U.S. Treasury Inflation Protected Securities (TIPS) Index (Series-L)	6.58%	2.92%

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the Bloomberg Barclays U.S. Treasury Inflation Protected Securities (TIPS) Index (Series-L) is unmanaged, does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

MassMutual Premier Core Bond Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MassMutual Premier Core Bond Fund, and who is the Fund’s subadviser?

The Fund seeks to achieve a high total rate of return consistent with prudent investment risk and the preservation of capital by investing primarily in a diversified portfolio of investment grade fixed income securities. Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in investment grade fixed income securities (rated Baa3 or higher by Moody’s, BBB- or higher by Standard & Poor’s or the equivalent by any NRSRO, or, if unrated, determined to be of comparable quality by the subadviser). The Fund’s subadviser is Barings LLC (Barings). Effective September 12, 2016, Babson Capital Management LLC, subadviser to the Fund, changed its name to “Barings LLC.” The investment objectives of the Fund remain the same.

How did the Fund perform during the 12 months ended September 30, 2016?

The Fund’s Class R5 shares returned 4.50%, underperforming the 5.19% return of the Bloomberg Barclays U.S. Aggregate Bond Index (the “benchmark”), an unmanaged index of fixed-rate investment-grade securities with at least one year to maturity, combining the Bloomberg Barclays U.S. Treasury Bond Index, the Bloomberg Barclays U.S. Government-Related Bond Index, the Bloomberg Barclays U.S. Corporate Bond Index, and the Bloomberg Barclays U.S. Securitized Bond Index.

For a discussion on the economic and market environment during the 12-month period ended September 30, 2016, please see the Economic and Market Overview, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

During the year ended September 30, 2016, an overweight to investment-grade bonds and an out-of-benchmark allocation to high-yield corporate bonds rated BB were the primary detractors from full-year returns, and exposure to the energy industry was the main driver of this underperformance. An overweight, relative to the benchmark, to asset-backed securities (ABS) was the primary detractor in the securitized sector, largely due to holdings in government-guaranteed student loans, which underperformed. (Bond issuers create securitized bonds by pooling various types of contractual debt, such as mortgages, auto loans, or credit card debt.) A modest overweight to commercial mortgage-backed securities (CMBS) also detracted from Fund performance. Short-weighted average life collateral loan obligations (CLOs) rated AAA detracted from performance, but only modestly.

Turning to the positive, the Fund’s investments in Agency mortgage-backed securities (MBS) were the primary contributors to the Fund’s performance. (“Agency” refers to government-sponsored entities that issue bonds backed by mortgage loans, including Ginnie Mae, Fannie Mae, Freddie Mac, and the Federal Home Loan Banks.) The Fund’s positioning in lower-coupon securities benefited performance, as did a modest allocation to Agency collateralized mortgage obligation (CMO) securities. The Fund has used CMOs as a proxy for higher-coupon (and more expensive) Agency MBS. Finally, the Fund was able to successfully navigate between 30- and 15-year mortgages during the year, based on relative value pricing, which helped to drive positive impact to return.

The Fund uses derivatives on occasion for yield curve, duration, and downside hedging. Derivatives are securities that derive their value from the performance of one or more other investments and take the form of a contract between two or more parties. In aggregate, these positions contributed to performance over the year.

Subadviser outlook

After a brief downdraft following the Brexit vote (which ratified the United Kingdom’s eventual departure from the European Union), fixed-income investments seem to have recovered nicely. Our view is that global central banks stepped up in effective and coordinated ways to help calm market fears. Still, we believe there is a growing nervousness over reliance on monetary policy to promote growth and asset prices. Importantly, global growth expectations are falling once again, as big economic engines such as the U.S. and China are struggling to instill consumer confidence. Consequently, we believe that an environment of less buoyant market conditions is possible.

MassMutual Premier Core Bond Fund – Portfolio Manager Report (Unaudited) (Continued)

With a softening in corporate fundamentals, the Fund is focusing on yield opportunities, often post-merger and acquisition events, where Fund management believes credit spreads to Treasury bonds provide attractive opportunities. (Credit spreads are the differences in yields between comparable bonds, with widening spreads often indicating increasing yields and decreasing prices for bonds.)

As of September 30, 2016, the Fund remained overweight in sectors such as corporates and securitized relative to liquid products, such as governments and Agencies and seeks to add return in excess to the benchmark by investing in under-covered sectors where we have competitive advantages, such as consumer and commercial ABS, CLOs, and emerging markets.

MassMutual Premier Core Bond Fund – Portfolio Manager Report (Unaudited) (Continued)

MassMutual Premier Core Bond Fund Portfolio Characteristics (% of Net Assets) on 9/30/16

Corporate Debt	39.8%
Non-U.S. Government Agency Obligations	29.3%
U.S. Government Agency Obligations and Instrumentalities	26.3%
U.S. Treasury Obligations	1.4%
Municipal Obligations	1.1%
Sovereign Debt Obligations	1.0%
Preferred Stock	0.3%

Total Long-Term Investments	99.2%
Short-Term Investments and Other Assets and Liabilities	0.8%

Net Assets	100.0%

MassMutual Premier Core Bond Fund – Portfolio Manager Report (Unaudited) (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Premier Core Bond Fund Class R5, Service Class, Administrative Class, Class A, Class A (sales load deducted), Class R3, and the Bloomberg Barclays U.S. Aggregate Bond Index.

TOTAL RETURN	One Year 10/1/15 - 9/30/16	Five Year Average Annual 10/1/11 - 9/30/16	Ten Year Average Annual 10/1/06 - 9/30/16
Class R5	4.50%	3.30%	4.99%
Service Class	4.43%	3.23%	4.93%
Administrative Class	4.28%	3.14%	4.82%
Class A	4.10%	2.88%	4.57%
Class A (sales load deducted)*	-0.84%	1.88%	4.06%
Class R3	3.89%	2.64%	4.32%
Bloomberg Barclays U.S. Aggregate Bond Index	5.19%	3.08%	4.79%

Hypothetical Investments in MassMutual Premier Core Bond Fund Class I and the Bloomberg Barclays U.S. Aggregate Bond Index.

TOTAL RETURN	One Year 10/1/15 - 9/30/16	Five Year Average Annual 10/1/11 - 9/30/16	Since Inception Average Annual 12/3/10 - 9/30/16
Class I	4.63%	3.45%	4.00%
Bloomberg Barclays U.S. Aggregate Bond Index	5.19%	3.08%	3.72%

GROWTH OF $10,000 INVESTMENT FOR THE PAST 10 YEARS

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

* Class A (sales load deducted) returns include the 4.75% maximum sales charge.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the Bloomberg Barclays U.S. Aggregate Bond Index is unmanaged, does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

MassMutual Premier Core Bond Fund – Portfolio Manager Report (Unaudited) (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Premier Core Bond Fund Class R4 and the Bloomberg Barclays U.S. Aggregate Bond Index.

TOTAL RETURN	One Year 10/1/15 - 9/30/16	Since Inception Average Annual 4/1/14 - 9/30/16
Class R4	4.19%	3.10%
Bloomberg Barclays U.S. Aggregate Bond Index	5.19%	4.14%

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the Bloomberg Barclays U.S. Aggregate Bond Index is unmanaged, does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

MassMutual Premier Diversified Bond Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MassMutual Premier Diversified Bond Fund, and who is the Fund’s subadviser?

The Fund seeks a superior total rate of return by investing in fixed income instruments. Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in fixed income securities. The Fund’s subadviser is Barings LLC (Barings). Effective September 12, 2016, Babson Capital Management LLC, subadviser to the Fund, changed its name to “Barings LLC.” The investment objectives of the Fund remain the same.

How did the Fund perform during the 12 months ended September 30, 2016?

The Fund’s Class R5 shares returned 5.63%, outpacing the 5.19% return of the Bloomberg Barclays U.S. Aggregate Bond Index (the “benchmark”), an unmanaged index of fixed-rate investment-grade securities with at least one year to maturity, combining the Bloomberg Barclays U.S. Treasury Bond Index, the Bloomberg Barclays U.S. Government-Related Bond Index, the Bloomberg Barclays U.S. Corporate Bond Index, and the Bloomberg Barclays U.S. Securitized Bond Index.

For a discussion on the economic and market environment during the 12-month period ended September 30, 2016, please see the Economic and Market Overview, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

An overweight allocation to investment-grade corporate bonds, relative to the benchmark – followed by high-yield – were the best-performing sectors, and had the strongest positive impacts from a sector view, during the year. Within corporate bonds, the satellite and banking industries were the primary contributors to performance.

Outside of corporate bonds, the Fund’s investments in Agency mortgage-backed securities (MBS) contributed to performance within the securitized area. (“Agency” refers to government-sponsored entities that issue bonds backed by mortgage loans, including Ginnie Mae, Fannie Mae, Freddie Mac, and the Federal Home Loan Banks.) The Fund’s positioning in lower-coupon securities benefited full-year returns, as did a modest allocation to Agency collateralized mortgage obligation (CMO) securities. Additionally, the Fund was able to successfully navigate between 30- and 15-year mortgages during the year, based on relative value pricing, which helped to drive returns.

Exposure to the energy industry, within the corporate sector, was the main source of detraction during the period. An out-of-benchmark allocation to convertible bonds also detracted. As corporate fundamentals slowed with mixed global economic data, and spreads to Treasury bonds continued to tighten, the Fund reduced its overweight exposure in the 10- to 30-year part of the maturity curve to become more neutral relative to the benchmark. An overweight to asset-backed securities (ABS) was the primary detractor in the securitized sector, largely due to holdings in government-guaranteed Federal Family Education Loan (FFEL) Program student loans, which underperformed during the period. A modest overweight to commercial mortgage- backed Securities (CMBS) also detracted over the year, as the Fund’s positions have a shorter-weighted average life than the benchmark. Finally, short-weighted average life collateral loan obligations (CLOs) rated AAA were a modest detractor from performance. Prices have recovered somewhat and we believe they offer an attractive income pickup.

The Fund uses derivative instruments for yield curve, duration, and downside hedging. Derivatives are securities that derive their value from the performance of one or more other investments and take the form of a contract between two or more parties. In aggregate, these positions contributed to performance over the year.

Subadviser outlook

After a brief downdraft following the Brexit vote (which ratified the United Kingdom’s eventual departure from the European Union), fixed-income investments seem to have recovered nicely. Our view is that global central banks stepped up in effective and coordinated ways to help calm market fears. Still, we believe there is a growing nervousness over reliance on monetary policy to promote growth and asset prices. Importantly, global growth expectations are falling once again, as big economic engines such as the U.S. and China are struggling to instill consumer confidence. Consequently, we believe that an environment of less buoyant market conditions is possible.

MassMutual Premier Diversified Bond Fund – Portfolio Manager Report (Unaudited) (Continued)

With a softening in corporate fundamentals, the Fund is focusing on yield opportunities, often post-merger and acquisition events, where Fund management believes credit spreads to Treasury bonds provide attractive opportunities. (Credit spreads are the differences in yields between comparable bonds, with widening spreads often indicating increasing yields and decreasing prices for bonds.)

As of September 30, 2016, the Fund remained overweight in sectors such as corporates and securitized relative to liquid products, such as governments and Agencies and seeks to add return in excess to the benchmark by investing in under-covered sectors where we have competitive advantages, such as consumer and commercial ABS, CLOs, and emerging markets.

MassMutual Premier Diversified Bond Fund – Portfolio Manager Report (Unaudited) (Continued)

MassMutual Premier Diversified Bond Fund Portfolio Characteristics (% of Net Assets) on 9/30/16

Corporate Debt	43.0%
Non-U.S. Government Agency Obligations	25.4%
U.S. Government Agency Obligations and Instrumentalities	22.8%
U.S. Treasury Obligations	4.1%
Sovereign Debt Obligations	0.6%
Municipal Obligations	0.2%
Preferred Stock	0.1%
Common Stock	0.0%

Total Long-Term Investments	96.2%
Short-Term Investments and Other Assets and Liabilities	3.8%

Net Assets	100.0%

MassMutual Premier Diversified Bond Fund – Portfolio Manager Report (Unaudited) (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Premier Diversified Bond Fund Class R5, Service Class, Administrative Class, Class A, Class A (sales load deducted), and the Bloomberg Barclays U.S. Aggregate Bond Index.

TOTAL RETURN	One Year 10/1/15 - 9/30/16	Five Year Average Annual 10/1/11 - 9/30/16	Ten Year Average Annual 10/1/06 - 9/30/16
Class R5	5.63%	4.09%	5.03%
Service Class	5.53%	4.00%	5.04%
Administrative Class	5.38%	3.92%	5.00%
Class A	5.16%	3.68%	4.75%
Class A (sales load deducted)*	0.26%	2.67%	4.24%
Bloomberg Barclays U.S. Aggregate Bond Index	5.19%	3.08%	4.79%

Hypothetical Investments in MassMutual Premier Diversified Bond Fund Class I and the Bloomberg Barclays U.S. Aggregate Bond Index.

TOTAL RETURN	One Year 10/1/15 - 9/30/16	Five Year Average Annual 10/1/11 - 9/30/16	Since Inception Average Annual 12/3/10 - 9/30/16
Class I	5.71%	4.64%	4.94%
Bloomberg Barclays U.S. Aggregate Bond Index	5.19%	3.08%	3.72%

Hypothetical Investments in MassMutual Premier Diversified Bond Fund Class R4, Class R3, and the Bloomberg Barclays U.S. Aggregate Bond Index.

TOTAL RETURN	One Year 10/1/15 - 9/30/16	Since Inception Average Annual 4/1/14 - 9/30/16
Class R4	5.28%	3.24%
Class R3	4.94%	2.94%
Bloomberg Barclays U.S. Aggregate Bond Index	5.19%	4.14%

GROWTH OF $10,000 INVESTMENT FOR THE PAST 10 YEARS

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

* Class A (sales load deducted) returns include the 4.75% maximum sales charge.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the Bloomberg Barclays U.S. Aggregate Bond Index is unmanaged, does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

MassMutual Premier High Yield Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MassMutual Premier High Yield Fund, and who is the Fund’s subadviser?

The Fund seeks to achieve a high level of total return, with an emphasis on current income, by investing primarily in high yield debt and related securities. Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in lower rated fixed income securities (rated below Baa3 by Moody’s, below BBB- by Standard & Poor’s or the equivalent by any NRSRO (using the lower rating) or, if unrated, determined to be of below investment grade quality by the Fund’s subadviser). The Fund’s subadviser is Barings LLC (Barings). Effective September 12, 2016, Babson Capital Management LLC, subadviser to the Fund, changed its name to “Barings LLC.” The investment objectives of the Fund remain the same.

How did the Fund perform during the 12 months ended September 30, 2016?

The Fund’s Class R5 shares returned 10.68%, underperforming the 12.73% return of the Bloomberg Barclays U.S. Corporate High-Yield Bond Index (the “benchmark”), which covers the universe of fixed rate, non-investment-grade debt from corporate sectors.

For a discussion on the economic and market environment during the 12-month period ended September 30, 2016, please see the Economic and Market Overview, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

Although the Fund posted historically strong absolute results for the year ended September 30, 2016, it nevertheless underperformed the benchmark, as the market began its historic rally in February after trading down significantly, in tandem with oil and commodity prices, over the final quarter of 2015. Over the year, the high-yield market, particularly in the U.S., was driven by sentiment around commodity prices, with energy and metals & mining bonds experiencing significant volatility. The relentless rally in high-yield issues was further exacerbated as record low interest rates around the world helped spark a move towards yield. This prompted lower-quality bonds to produce outsized gains for the benchmark as they recovered, largely indiscriminately, from the punitive environment that persisted throughout the second half of 2015 and early 2016.

As it relates to the Fund, the basic industry sector – and specifically, its metals & mining subset – was the primary driver of the Fund’s underperformance. At the beginning of the fiscal year, the Fund was approximately 1% underweight in metals & mining, relative to the benchmark, but has since moved to a slight overweight. Due to the Fund’s preference for higher-quality issues within the sector, however, the benchmark benefited from massive capital appreciation in lower-quality issuers and was able to outperform the Fund.

Outside of commodity-centric sectors, the Fund’s key overweight positions were in the capital goods, other industrial, and transportation sectors – and its key underweight allocations were in the communications, consumer non-cyclical, and financials sectors. In terms of industry weightings, the Fund’s weightings largely remained unchanged. Compared to last year, the Fund’s exposure to the communications sector increased, whereas its allocation to consumer non-cyclicals decreased. The Fund’s allocation to basic industry increased as well, although much of the increase was due to organic growth through price appreciation as the year progressed and the sector rallied.

The Fund’s top three holdings for the year were Fieldwood Energy, an energy exploration and production company focused in the Gulf of Mexico; Altice, a multinational cable and telecommunications operator; and Coveris, which designs, manufactures, and supplies paper and packaging products.

Subadviser outlook

In our view, the U.S. market remains technically sound; however, central bank policy and November’s elections will, we expect, likely dominate investor sentiment in the fourth quarter. With a new U.S. president in office for the first time in eight years, we believe that markets will pay close attention to the changing political environment in 2017, regardless of November’s outcome. As has been the case since February 2016, we expect commodity prices to continue to be a key inflection point, as new issue supply should trail off after September’s uptick. After September’s robust new issue volume, the high-yield bond pipeline has slowed, adding to the strong technical environment in the U.S. market.

MassMutual Premier High Yield Fund – Portfolio Manager Report (Unaudited) (Continued)

MassMutual Premier High Yield Fund Portfolio Characteristics (% of Net Assets) on 9/30/16

Corporate Debt	93.6%
Bank Loans	2.7%
Common Stock	0.0%

Total Long-Term Investments	96.3%
Short-Term Investments and Other Assets and Liabilities	3.7%

Net Assets	100.0%

MassMutual Premier High Yield Fund – Portfolio Manager Report (Unaudited) (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Premier High Yield Fund Class R5, Service Class, Administrative Class, Class A, Class A (sales load deducted), Class R3, and the Bloomberg Barclays U.S. Corporate High-Yield Bond Index.

TOTAL RETURN	One Year 10/1/15 - 9/30/16	Five Year Average Annual 10/1/11 - 9/30/16	Ten Year Average Annual 10/1/06 - 9/30/16
Class R5	10.68%	9.40%	7.15%
Service Class	10.70%	9.35%	7.10%
Administrative Class	10.63%	9.21%	6.95%
Class A	10.31%	8.93%	6.69%
Class A (sales load deducted)*	3.97%	7.65%	6.06%
Class R3	10.12%	8.69%	6.41%
Bloomberg Barclays U.S. Corporate High-Yield Bond Index	12.73%	8.34%	7.71%

GROWTH OF $10,000 INVESTMENT FOR THE PAST 10 YEARS

* Class A (sales load deducted) returns include the 5.75% maximum sales charge.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the Bloomberg Barclays U.S. Corporate High-Yield Bond Index is unmanaged, does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund's prospectus with regard to the Fund's investment objective, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

MassMutual Premier High Yield Fund – Portfolio Manager Report (Unaudited) (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Premier High Yield Fund Class I and the Bloomberg Barclays U.S. Corporate High-Yield Bond Index.

TOTAL RETURN	One Year 10/1/15 - 9/30/16	Five Year Average Annual 10/1/11 - 9/30/16	Since Inception Average Annual 3/1/11 - 9/30/16
Class I	10.86%	9.59%	7.75%
Bloomberg Barclays U.S. Corporate High-Yield Bond Index	12.73%	8.34%	6.49%

Hypothetical Investments in MassMutual Premier High Yield Fund Class R4 and the Bloomberg Barclays U.S. Corporate High-Yield Bond Index.

TOTAL RETURN	One Year 10/1/15 - 9/30/16	Since Inception Average Annual 4/1/14 - 9/30/16
Class R4	10.44%	3.47%
Bloomberg Barclays U.S. Corporate High-Yield Bond Index	12.73%	3.66%

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the Bloomberg Barclays U.S. Corporate High-Yield Bond Index is unmanaged, does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund's prospectus with regard to the Fund's investment objective, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

MassMutual Premier Balanced Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MassMutual Premier Balanced Fund, and who is the Fund’s subadviser?

The Fund seeks to achieve a high total rate of return over an extended period of time consistent with the preservation of capital by investing in a diversified portfolio of equity securities, fixed income securities, and money market instruments. The Fund invests across different asset classes (U.S. equity securities, international equity securities, fixed income securities, including bank loans and Rule 144A securities, and money market instruments), each represented by a different segment of the Fund’s portfolio. The subadviser typically adjusts the allocation among the four segments, based on its judgment about each segment’s potential for returns in comparison with those of other segments and corresponding risk. The Fund’s subadviser is Barings LLC (Barings). Effective September 12, 2016, Babson Capital Management LLC, subadviser to the Fund, changed its name to “Barings LLC.” The investment objectives of the Fund remain the same.

How did the Fund perform during the 12 months ended September 30, 2016?

The Fund’s Class R5 shares returned 9.91%, significantly trailing the 15.43% return of the S&P 500® Index (“the stock component’s benchmark”), a widely recognized, unmanaged index representative of common stocks of larger capitalized U.S. companies – but outperforming the 6.52% return of the MSCI EAFE Index (“the international component’s benchmark”), a widely recognized, unmanaged index representative of equity securities in developed markets, excluding the U.S. and Canada, and the 5.19% return of the Bloomberg Barclays U.S. Aggregate Bond Index (“the bond component’s benchmark”), an unmanaged index of fixed-rate investment-grade securities with at least one year to maturity, combining the Bloomberg Barclays U.S. Treasury Bond Index, the Bloomberg Barclays U.S. Government-Related Bond Index, the Bloomberg Barclays U.S. Corporate Bond Index, and the Bloomberg Barclays U.S. Securitized Bond Index. Additionally, the Fund’s Class R5 shares modestly outperformed the 9.64% return of the Lipper Balanced Fund Index, an unmanaged, equally weighted index of the 30 largest mutual funds within the Lipper Balanced Category; but trailed the 10.44% return of the Custom Balanced Index, which comprises the stock component’s benchmark, the bond component’s benchmark, and the international component’s benchmark. The weightings of each index in the Custom Balanced Index are 50%, 40% and 10%, respectively.

For a discussion on the economic and market environment during the 12-month period ended September 30, 2016, please see the Economic and Market Overview, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s stock component performance

Throughout the year ended September 30, 2016, the Fund’s emphasis on U.S. equities – at the expense of its allocations to bonds and foreign equities – helped performance. The Fund’s equity investments lost ground early in the year, as value stocks in the cyclical and energy sectors were down relative to the market. The Fund made up ground with respect to its equity investments later in the year as these sectors rebounded. Sectors that Fund management believed would be able to maintain growth in a slowing world economy – such as health care, retail and consumer discretionary – were the best performers early in the year, but then became the laggards. Examples of Fund holdings that followed this pattern included Anthem, a company that manages health benefits; retailer Ross Stores; and Clorox, the consumer goods manufacturer. Conversely, Fund holdings that outperformed for the year included steel producer Nucor and ConocoPhilips, an oil and gas company.

Subadviser discussion of factors that contributed to the Fund’s bond component performance

During the year ended September 30, 2016, an overweight, relative to the bond component’s benchmark, to asset-backed securities (ABS) was the primary detractor in the securitized sector, largely due to holdings in government-guaranteed student loans, which underperformed. (Bond issuers create securitized bonds by pooling various types of contractual debt, such as mortgages, auto loans, or credit card debt.) A modest overweight to commercial mortgage-backed securities (CMBS) also detracted from Fund performance. An overweight to investment-grade bonds and an out-of-benchmark allocation to high-yield corporate bonds rated BB were the primary detractors from the bond component’s performance, and exposure to the energy industry was the main driver of its underperformance. Conversely, the Fund’s investments in Agency mortgage-backed securities (MBS) were the primary contributors to the Fund’s fixed-income performance. (“Agency” refers to government-sponsored entities that issue bonds backed by mortgage loans, including Ginnie Mae, Fannie Mae, Freddie Mac, and the Federal Home Loan Banks.) The Fund’s positioning in lower-coupon securities benefited performance, as did a modest allocation to Agency collateralized mortgage obligation (CMO) securities.

MassMutual Premier Balanced Fund – Portfolio Manager Report (Unaudited) (Continued)

The Fund uses derivatives on occasion for yield curve, duration, and downside hedging. In aggregate, these positions detracted modestly from Fund performance over the year. Derivatives are securities that derive their value from the performance of one or more other investments and take the form of a contract between two or more parties.

Subadviser outlook

In our view, the market priced in a recession when there was none. Instead, we believe that a more “classic” economic recovery seems to be getting underway. Following the Great Recession, housing, employment and bank balance sheets were so low that it took about six years to get back to normal levels. Recently, normalcy has been achieved and the economy is acting in a more familiar pattern, as incomes gains have generated more spending and more growth. Since the normal imbalances that bring an end to a recovery are only starting to be built, we think this may be a longer-than-normal economic cycle. We believe that the equity market has the potential to do well in that type of environment.

MassMutual Premier Balanced Fund – Portfolio Manager Report (Unaudited) (Continued)

MassMutual Premier Balanced Fund Portfolio Characteristics (% of Net Assets) on 9/30/16

Common Stock	59.0%
Corporate Debt	12.4%
Mutual Funds	9.0%
Non-U.S. Government Agency Obligations	8.5%
U.S. Government Agency Obligations and Instrumentalities	8.5%
U.S. Treasury Obligations	1.3%
Municipal Obligations	0.4%
Sovereign Debt Obligations	0.4%
Preferred Stock	0.1%
Rights	0.0%

Total Long-Term Investments	99.6%
Short-Term Investments and Other Assets and Liabilities	0.4%

Net Assets	100.0%

MassMutual Premier Balanced Fund – Portfolio Manager Report (Unaudited) (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Premier Balanced Fund Class R5, Service Class, Administrative Class, Class A, Class A (sales load deducted), the S&P 500 Index, the MSCI EAFE Index, the Bloomberg Barclays U.S. Aggregate Bond Index, the Lipper Balanced Fund Index, and the Custom Balanced Index.

TOTAL RETURN	One Year 10/1/15 - 9/30/16	Five Year Average Annual 10/1/11 - 9/30/16	Ten Year Average Annual 10/1/06 - 9/30/16
Class R5	9.91%	10.00%	5.88%
Service Class	9.76%	9.84%	5.71%
Administrative Class	9.69%	9.71%	5.57%
Class A	9.38%	9.43%	5.32%
Class A (sales load deducted)*	3.09%	8.14%	4.69%
S&P 500 Index#	15.43%	16.37%	7.24%
MSCI EAFE Index	6.52%	7.39%	1.82%
Bloomberg Barclays U.S. Aggregate Bond Index	5.19%	3.08%	4.79%
Lipper Balanced Fund Index	9.64%	9.56%	5.47%
Custom Balanced Index	10.44%	10.18%	6.15%

Hypothetical Investments in MassMutual Premier Balanced Fund Class I, Class R4, Class R3, the S&P 500 Index, the MSCI EAFE Index, the Bloomberg Barclays U.S. Aggregate Bond Index, the Lipper Balanced Fund Index, and the Custom Balanced Index.

TOTAL RETURN	One Year 10/1/15 - 9/30/16	Since Inception Average Annual 4/1/14 - 9/30/16
Class I	9.96%	4.67%
Class R4	9.51%	4.19%
Class R3	9.29%	3.96%
S&P 500 Index#	15.43%	8.30%
MSCI EAFE Index	6.52%	-1.90%
Bloomberg Barclays U.S. Aggregate Bond Index	5.19%	4.14%
Lipper Balanced Fund Index	9.64%	4.51%
Custom Balanced Index	10.44%	5.68%

GROWTH OF $10,000 INVESTMENT FOR THE PAST 10 YEARS

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

* Class A (sales load deducted) returns include the 5.75% maximum sales charge.

# Benchmark.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the S&P 500 Index, the MSCI EAFE Index, the Bloomberg Barclays U.S. Aggregate Bond Index, the Lipper Balanced Fund Index, and the Custom Balanced Index are unmanaged, do not incur expenses and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

MassMutual Premier Value Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MassMutual Premier Value Fund, and who is the Fund’s subadviser?

The Fund seeks to achieve long-term capital appreciation primarily through investment in a portfolio of common stocks of established companies with varying market capitalizations that the Fund’s subadviser believes are undervalued in the marketplace. While the Fund does not limit its investments to issuers in a particular capitalization range, the subadviser currently focuses on securities of larger size companies. The Fund’s subadviser is OFI Global Institutional, Inc. (OFI Global).

How did the Fund perform during the 12 months ended September 30, 2016?

The Fund’s Class R5 shares returned 10.74%, underperforming, by a wide margin, the 16.20% return of the Russell 1000® Value Index (the “benchmark”), an unmanaged index consisting of those Russell 1000 securities (representing the 1,000 largest U.S. companies, based on market capitalization) with greater than average value orientation that tend to exhibit lower price-to-book ratios and lower forecasted growth rates than securities in the growth universe. Similarly, the Fund’s Class R5 shares’ 10.74% return trailed the 15.43% return of the S&P 500® Index, a widely recognized, unmanaged index representative of common stocks of larger capitalized U.S. companies.

For a discussion on the economic and market environment during the 12-month period ended September 30, 2016, please see the Economic and Market Overview, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

For the year ended September 30, 2016, the Fund underperformed the benchmark due primarily to stock selection in the health care, financials, and materials sectors, and an overweight position, relative to the benchmark, in the consumer discretionary sector. The Fund narrowly outperformed the benchmark in the telecommunication services sector due to an underweight position, and in the utilities sector due to stock selection.

Fund holdings that were detractors from performance during the period included Citigroup, Inc. (financials); Teva Pharmaceutical Industries Ltd. (health care); and Genworth Financial, Inc. (financials). Over the volatile opening months of 2016, financial companies experienced declines. After the Bank of Japan followed the European Central Bank in pursuing a negative interest rate policy, bank stocks fell sharply. In this environment, financial stocks such as Citigroup detracted from performance. This weakness led to opportunities, however, as the Fund was able to add to positions in financial stocks at favorable prices. Teva Pharmaceutical Industries is a global provider of generic and specialty pharmaceuticals. The timing of its acquisition of Allergan was delayed, which weighed on shares. The acquisition was completed in August 2016. Later in the reporting period, a U.S. agency invalidated patents protecting its multiple sclerosis drug Copaxone. Genworth Financial reported a fourth-quarter 2015 loss and suspended sales of traditional life insurance and fixed annuity products. The Fund exited its position in Genworth during the period.

Turning to the positive, Fund holdings that were top contributors to full-year performance included Apache Corp. (energy); Broadcom Ltd. (information technology); and UnitedHealth Group, Inc. (health care). Weakness in energy stocks during the second half of 2015 allowed the Fund to add to positions in a number of exploration and production companies, such as Apache. Energy companies have been aggressively cutting capital expenditure plans, which should lead to higher returns on invested capital as oil prices stabilize. Broadcom is a manufacturer of semiconductors with applications in broadband and wireless communications. Broadcom’s merger with Avago Technologies was completed during the reporting period. UnitedHealth is a diversified health care company whose shares performed well in 2016. The company’s health-services unit, Optum, continued to perform strongly, with strong revenue growth.

Subadviser outlook

While many investors focus on a short-term view when considering potential investments, the Fund utilizes in-depth fundamental research to identify companies that Fund management believes are poised for an unanticipated acceleration in return on invested capital over a multi-year time horizon. We believe this longer-term approach provides a more comprehensive outlook of potential investments by focusing on all three financial statements – income statement, balance sheet, and statement of cash flows – and helps Fund management uncover companies whose generation and use of free cash flow may not be fully reflected in the current stock price.

MassMutual Premier Value Fund – Portfolio Manager Report (Unaudited) (Continued)

MassMutual Premier Value Fund Largest Holdings (% of Net Assets) on 9/30/16

Bank of America Corp.	4.3%
JP Morgan Chase & Co.	4.0%
Ally Financial, Inc.	3.5%
American International Group, Inc.	3.2%
Edison International	2.8%
Wal-Mart Stores, Inc.	2.8%
Pfizer, Inc.	2.6%
UnitedHealth Group, Inc.	2.6%
The Procter & Gamble Co.	2.3%
Broadcom Ltd.	2.3%

30.4%

MassMutual Premier Value Fund Sector Table (% of Net Assets) on 9/30/16

Financial	22.4%
Consumer, Non-cyclical	18.3%
Industrial	14.2%
Technology	11.6%
Energy	11.3%
Consumer, Cyclical	7.2%
Communications	7.1%
Utilities	3.2%
Basic Materials	2.4%
Mutual Funds	1.1%

Total Long-Term Investments	98.8%
Short-Term Investments and Other Assets and Liabilities	1.2%

Net Assets	100.0%

MassMutual Premier Value Fund – Portfolio Manager Report (Unaudited) (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Premier Value Fund Class R5, Service Class, Administrative Class, Class A, Class A (sales load deducted), Class R3, the Russell 1000 Value Index, and the S&P 500 Index.

TOTAL RETURN	One Year 10/1/15 - 9/30/16	Five Year Average Annual 10/1/11 - 9/30/16	Ten Year Average Annual 10/1/06 - 9/30/16
Class R5	10.74%	13.47%	5.27%
Service Class	10.66%	13.36%	5.16%
Administrative Class	10.53%	13.24%	5.04%
Class A	10.23%	12.93%	4.75%
Class A (sales load deducted)*	3.89%	11.60%	4.13%
Class R3	10.12%	12.67%	4.46%
Russell 1000 Value Index#	16.20%	16.15%	5.85%
S&P 500 Index	15.43%	16.37%	7.24%

GROWTH OF $10,000 INVESTMENT FOR THE PAST 10 YEARS

* Class A (sales load deducted) returns include the 5.75% maximum sales charge.

# Benchmark.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the Russell 1000 Value Index and the S&P 500 Index are unmanaged, do not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund's prospectus with regard to the Fund's investment objective, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

MassMutual Premier Value Fund – Portfolio Manager Report (Unaudited) (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Premier Value Fund Class I, Class R4, the Russell 1000 Value Index, and the S&P 500 Index.

TOTAL RETURN	One Year 10/1/15 - 9/30/16	Since Inception Average Annual 4/1/14 - 9/30/16
Class I	10.92%	4.73%
Class R4	10.41%	4.25%
Russell 1000 Value Index#	16.20%	6.29%
S&P 500 Index	15.43%	8.30%

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

# Benchmark.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the Russell 1000 Value Index and the S&P 500 Index are unmanaged, do not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund's prospectus with regard to the Fund's investment objective, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

MassMutual Premier Disciplined Value Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MassMutual Premier Disciplined Value Fund, and who is the Fund’s subadviser?

The Fund seeks to create a diversified portfolio of equity securities in order to outperform the total return performance of its benchmark, the Russell 1000® Value Index*. Under normal circumstances, the Fund invests mainly in common stocks of companies that the Fund’s subadviser considers to be undervalued. The Fund will normally invest in common stocks of companies with market capitalizations of at least $200 million at the time of purchase. The Fund’s subadviser is Barings LLC (Barings). Effective September 12, 2016, Babson Capital Management LLC, subadviser to the Fund, changed its name to “Barings LLC.” The investment objectives of the Fund remain the same.

How did the Fund perform during the 12 months ended September 30, 2016?

The Fund’s Class R5 shares returned 13.11%, behind the 16.20% return of the Russell 1000 Value Index (the “benchmark”), an unmanaged index consisting of those Russell 1000 securities (representing the 1,000 largest U.S. companies, based on market capitalization) with greater than average value orientation that tend to exhibit lower price-to-book ratios and lower forecasted growth rates than securities in the growth universe.

For a discussion on the economic and market environment during the 12-month period ended September 30, 2016, please see the Economic and Market Overview, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

For the first five months of our fiscal year (the year ended September 30, 2016), the stocks in the value benchmark that did the best were those that could grow, even when the economy was faltering, like Kimberly-Clark, the maker of Kleenex tissues and drug manufacturer Mylan. Then, following the sea change that occurred in the markets in March, the “safety stocks” underperformed – often dramatically. Stocks that were most exposed to rising basic material prices and the economic cycle, like the gold miner Newmont Mining and the mining equipment maker Joy Global, outperformed.

The Fund is always searching for mispriced stocks, but this past year, the search was particularly difficult, as value was destroyed and replaced with changes in commodity prices. Historically, the Fund has generally dealt with gyrations in commodity-related stocks by buying affected companies when their prices were depressed – and market participants felt that the asset (and the company) was less attractive – and waiting for the prices to rebound. During the past year, that strategy worked well for some of our commodity holdings, but the Fund’s financial holdings, which were sold during the period due to their perceived exposure to energy companies, have yet to recover fully.

The Fund underperformed by looking for value in the energy industry. The Fund held an overweight position, relative to the benchmark, in CVR Energy, an independent refiner that had a good balance sheet and was able to produce free cash flow in the market downturn. The Fund was underweight, on the other hand, in Chevron, the integrated energy company, since it produced negative free cash flow and was trading at high multiples to its earnings. With these two Fund holdings, allocation mattered, as CVR declined 55% for the year, and Chevron advanced 36%. Investors were attracted to the integrated oil companies based on the view that they would benefit from rising oil prices, but did not want the refiners that would not.

During the year, it paid for the Fund to emphasize value in the technology sector. The Fund advanced on a relative basis by having an overweight allocation in old technology companies like Micron Technology, the memory chip manufacturer, and Cisco, the networking company. These two Fund holdings were cheap, due to investors’ uncertainty over the prospects that they could continue to grow as the technology landscape changes. Based on Fund management’s appreciation for the value proposition of these two companies, the Fund held overweight stakes in both, and this helped its full-year performance.

*	The Fund is not promoted, sponsored, or endorsed by, nor in any way affiliated with Russell Investment Group (“Russell”). Russell is not responsible for and has not reviewed the Fund nor any associated literature or publications and Russell makes no representation or warranty, express or implied, as to their accuracy, or completeness, or otherwise. The Russell 1000® Value Index and Russell® are trademarks of the Frank Russell Company.

MassMutual Premier Disciplined Value Fund – Portfolio Manager Report (Unaudited) (Continued)

Subadviser outlook

In our view, the market priced in a recession when there was none. We believe instead that a more “classic” economic recovery seems to be getting underway. Following the Great Recession, housing, employment and bank balance sheets were so low that it took about six years to get back to normal levels. Recently, normalcy has been achieved since the consumer’s balance sheet recovered from the housing debacle and incomes have begun to rise. Since the normal imbalances that bring an end to a recovery are only starting to be built, we think this may be a longer-than-normal economic cycle. We believe that the equity market has the potential to do well in that type of environment.

MassMutual Premier Disciplined Value Fund – Portfolio Manager Report (Unaudited) (Continued)

MassMutual Premier Disciplined Value Fund Largest Holdings (% of Net Assets) on 9/30/16

Exxon Mobil Corp.	3.7%
Johnson & Johnson	2.7%
General Electric Co.	2.5%
JP Morgan Chase & Co.	2.3%
Merck & Co., Inc.	1.8%
Pfizer, Inc.	1.7%
AT&T, Inc.	1.6%
Bank of America Corp.	1.6%
Wells Fargo & Co.	1.6%
Berkshire Hathaway, Inc. Class B	1.6%

21.1%

MassMutual Premier Disciplined Value Fund Sector Table (% of Net Assets) on 9/30/16

Financial	28.0%
Consumer, Non-cyclical	16.5%
Industrial	10.9%
Energy	10.9%
Technology	9.2%
Consumer, Cyclical	8.9%
Communications	7.1%
Utilities	5.2%
Basic Materials	3.0%

Total Long-Term Investments	99.7%
Short-Term Investments and Other Assets and Liabilities	0.3%

Net Assets	100.0%

MassMutual Premier Disciplined Value Fund – Portfolio Manager Report (Unaudited) (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Premier Disciplined Value Fund Class R5, Service Class, Administrative Class, Class A, Class A (sales load deducted), Class R3, and the Russell 1000 Value Index.

TOTAL RETURN	One Year 10/1/15 - 9/30/16	Five Year Average Annual 10/1/11 - 9/30/16	Ten Year Average Annual 10/1/06 - 9/30/16
Class R5	13.11%	15.14%	5.14%
Service Class	13.03%	15.02%	4.99%
Administrative Class	12.97%	14.90%	4.86%
Class A	12.65%	14.60%	4.59%
Class A (sales load deducted)*	6.18%	13.25%	3.97%
Class R3	12.49%	14.35%	4.31%
Russell 1000 Value Index	16.20%	16.15%	5.85%

GROWTH OF $10,000 INVESTMENT FOR THE PAST 10 YEARS

* Class A (sales load deducted) returns include the 5.75% maximum sales charge.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the Russell 1000 Value Index is unmanaged, does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund's prospectus with regard to the Fund's investment objective, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

MassMutual Premier Disciplined Value Fund – Portfolio Manager Report (Unaudited) (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Premier Disciplined Value Fund Class I, Class R4, and the Russell 1000 Value Index.

TOTAL RETURN	One Year 10/1/15 - 9/30/16	Since Inception Average Annual 4/1/14 - 9/30/16
Class I	13.26%	4.74%
Class R4	12.75%	4.27%
Russell 1000 Value Index	16.20%	6.29%

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the Russell 1000 Value Index is unmanaged, does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund's prospectus with regard to the Fund's investment objective, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

MassMutual Premier Main Street Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MassMutual Premier Main Street Fund, and who is the Fund’s subadviser?

The Fund seeks a high total return by investing primarily in common stocks of U.S. companies of different capitalization ranges. The Fund’s subadviser currently focuses on “large capitalization” issuers, which are considered to be companies with market capitalizations at the time of purchase within the market capitalization range of companies included within the Russell 1000® Index, although it may purchase stocks of companies with any market capitalization. The Fund’s subadviser is OFI Global Institutional, Inc. (OFI Global).

How did the Fund perform during the 12 months ended September 30, 2016?

The Fund’s Class R5 shares returned 14.28%, trailing the 15.43% return of the S&P 500® Index (the “benchmark”), a widely recognized, unmanaged index representative of common stocks of larger capitalized U.S. companies.

For a discussion on the economic and market environment during the 12-month period ended September 30, 2016, please see the Economic and Market Overview, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

For the year ended September 30, 2016, the Fund underperformed the benchmark primarily within the information technology sector, due to stock selection and an underweight position, relative to the benchmark. The Fund also underperformed in the energy and telecommunication services sectors as a result of stock selection and underweight positions. Outperforming sectors for the Fund included consumer discretionary, financials, and consumer staples. Stock selection drove the outperformance of these three sectors.

Fund holdings that were detractors from performance included Citigroup, Inc. (financials); HollyFrontier Corporation (energy); and Express Scripts Holding Company (health care). Starting with Citigroup, over the first half of the reporting period, the stock, along with other large banking companies, underperformed, largely as a result of inaction by the Federal Reserve. HollyFrontier is a U.S. refiner of petroleum. Rising gasoline supply and falling supplies of cheap U.S. oil caused operating margins to decline and the short-term outlook for profitability to diminish for the company. The CEO of pharmaceutical manufacturer Mylan called out the supply chain, including pharmacy benefit managers (PBMs) such as Express Scripts for the reason why the price of its EpiPen has skyrocketed over the last few years. Consequently, investor concern regarding scrutiny over manufacturer rebates and transparency of the PBM business model put pressure on the stock.

Fund holdings that were top individual contributors during the fiscal year included Alphabet, Inc. (information technology); Philip Morris (consumer staples); and Chevron Corporation (energy). During the reporting period, Alphabet – the parent company of Google – announced plans to enhance financial disclosures to investors, thereby providing greater transparency into the drivers of value creation. With the arrival of a new CFO, investors gained conviction in greater cost controls and more effective capital allocation, both of which could lead to rising profitability. In addition, the company announced a stock buyback over the fourth quarter of 2015 and posted strong earnings for the second quarter of 2016. Philip Morris, the world’s second-largest tobacco company, sells tobacco-related products internationally (outside the U.S.). The stock benefited as management continued to execute well, which led to share gains in many markets worldwide. Additionally, as the U.S. dollar flattened (relative to other currencies), the stock was boosted further, as investors appeared to expect the pressure on the company’s earnings – from a strengthening dollar – to subside. Finally, Chevron benefited from the sharp rebound of oil prices following the first quarter of 2016. Furthermore, Chevron’s attractive yield and more focused capital spending plans were rewarded by the market.

Subadviser outlook

We expect heightened uncertainty to potentially return to the equity markets. Traditionally, during periods of economic uncertainty and heightened market volatility, investors have often favored stocks of higher-quality companies, with greater consistency and stability of revenue and earnings. This has often led to relatively better stock performance of those companies. We think focusing on companies with economic moats and skilled management teams could position the Fund well, should this environment materialize. During times of economic volatility, in our view, such companies have the potential to widen their lead over weaker competitors. The Fund seeks to invest in companies characterized by these qualities at compelling valuations, and we believe this disciplined approach may help to generate positive long-term performance.

MassMutual Premier Main Street Fund – Portfolio Manager Report (Unaudited) (Continued)

MassMutual Premier Main Street Fund Largest Holdings (% of Net Assets) on 9/30/16

Apple, Inc.	5.6%
Alphabet, Inc. Class C	4.8%
General Electric Co.	4.0%
Comcast Corp. Class A	3.4%
Mondelez International, Inc. Class A	2.9%
PepsiCo, Inc.	2.8%
Citigroup, Inc.	2.7%
Berkshire Hathaway, Inc. Class B	2.7%
Philip Morris International, Inc.	2.6%
Chevron Corp.	2.5%

34.0%

MassMutual Premier Main Street Fund Sector Table (% of Net Assets) on 9/30/16

Consumer, Non-cyclical	26.3%
Financial	17.9%
Communications	15.1%
Industrial	11.5%
Technology	10.5%
Energy	6.4%
Consumer, Cyclical	6.0%
Utilities	2.8%
Mutual Funds	2.4%
Basic Materials	2.2%

Total Long-Term Investments	101.1%
Short-Term Investments and Other Assets and Liabilities	(1.1)%

Net Assets	100.0%

MassMutual Premier Main Street Fund – Portfolio Manager Report (Unaudited) (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Premier Main Street Fund Class R5, Service Class, Administrative Class, Class A, Class A (sales load deducted), Class R3, and the S&P 500 Index.

TOTAL RETURN	One Year 10/1/15 - 9/30/16	Five Year Average Annual 10/1/11 - 9/30/16	Ten Year Average Annual 10/1/06 - 9/30/16
Class R5	14.28%	15.92%	6.70%
Service Class	14.21%	15.85%	6.62%
Administrative Class	14.11%	15.68%	6.49%
Class A	13.78%	15.40%	6.22%
Class A (sales load deducted)*	7.23%	14.04%	5.59%
Class R3	13.60%	15.13%	5.94%
S&P 500 Index	15.43%	16.37%	7.24%

Hypothetical Investments in MassMutual Premier Main Street Fund Class I, Class R4, and the S&P 500 Index.

TOTAL RETURN	One Year 10/1/15 - 9/30/16	Since Inception Average Annual 4/1/14 - 9/30/16
Class I	14.34%	7.88%
Class R4	13.88%	7.40%
S&P 500 Index	15.43%	8.30%

GROWTH OF $10,000 INVESTMENT FOR PAST 10 YEARS

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

* Class A (sales load deducted) returns include the 5.75% maximum sales charge.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the S&P 500 Index is unmanaged, does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund's prospectus with regard to the Fund's investment objective, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

MassMutual Premier Disciplined Growth Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MassMutual Premier Disciplined Growth Fund, and who is the Fund’s subadviser?

The Fund seeks to create a diversified portfolio of equity securities in order to outperform the total return performance of its benchmark, the Russell 1000® Growth Index*. Under normal circumstances, the Fund invests mainly in common stocks of companies that the Fund’s subadviser believes offer the potential for long-term growth. The Fund will normally invest in common stocks of companies with market capitalizations of at least $200 million at the time of purchase. The Fund’s subadviser is Barings LLC (Barings). Effective September 12, 2016, Babson Capital Management LLC, subadviser to the Fund, changed its name to “Barings LLC.” The investment objectives of the Fund remain the same.

How did the Fund perform during the 12 months ended September 30, 2016?

The Fund’s Class R5 shares returned 11.70%, underperforming the 13.76% return of the Russell 1000 Growth Index (the “benchmark”), an unmanaged index consisting of those Russell 1000 securities (representing the 1,000 largest U.S. companies based on market capitalization) with greater than average growth orientation that tend to exhibit higher price-to-book ratios and higher forecasted growth rates than securities in the value universe.

For a discussion on the economic and market environment during the 12-month period ended September 30, 2016, please see the Economic and Market Overview, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

For the year ended September 30, 2016, the securities that were up the most at the start of the fiscal year eventually were down sharply relative to the market, and the stocks that eventually outperformed had started the fiscal year down sharply. The pariah industries up until February were mining, energy, chemicals, and semiconductors. These were some of the best-performing industries after February.

The Fund seeks stocks that have multiple favorable characteristics, such as companies that are growing and offer value. This approach hurt Fund performance throughout much of the year, as investors chased the extremes. Initially, they pursued companies that could withstand a recession – and they were willing to pay high earnings multiples for these stable growth stocks. After February, however, investors preferred companies with high operating leverage, despite the fact that their earnings were declining and often negative. For example, Fund holding Royal Gold, a gold miner, had a drop in earnings down to $1 per share, from $1.63 in 2012. Yet it went up 115% year to date in 2016, after declining 21% in the fourth quarter of 2015, and 41% for all of 2015. Conversely, Nike, a shoe manufacturer, was a Fund holding that was down 15% year to date in 2016, but had been up 31% in 2015. Its earnings have doubled since 2012.

At the sector level, the Fund lost relative performance by looking for value in the retail industry. The Fund held an underweight stake, relative to the benchmark, in online retailing giant Amazon, and it had an overweight allocation to GNC, the health- and nutrition-related product retailer. Conversely, the Fund gained relative performance by holding an underweight allocation to Celgene, the biotechnology company, which declined over the period. Finally, the Fund’s overweight stake in Waters Corp, the maker of equipment used in the pharmaceutical industry, helped to drive full-year performance.

Subadviser outlook

In our view, the market priced in a recession when there was none. We believe instead that a more “classic” economic recovery seems to be getting underway. Following the Great Recession, housing, employment and bank balance sheets were so low that it took about six years to get back to normal levels. Recently, normalcy has been achieved since the consumer’s balance sheet recovered from the housing debacle and incomes have begun to rise. Since the normal imbalances that bring an end to a recovery are only starting to be built, we think this may be a longer-than-normal economic cycle. We believe that the equity market has the potential to do well in that type of environment.

*	The Fund is not promoted, sponsored, or endorsed by, nor in any way affiliated with Russell Investment Group (“Russell”). Russell is not responsible for and has not reviewed the Fund nor any associated literature or publications and Russell makes no representation or warranty, express or implied, as to their accuracy, or completeness, or otherwise. The Russell 1000® Growth Index and Russell® are trademarks of the Frank Russell Company.

MassMutual Premier Disciplined Growth Fund – Portfolio Manager Report (Unaudited) (Continued)

MassMutual Premier Disciplined Growth Fund Largest Holdings (% of Net Assets) on 9/30/16

Apple, Inc.	5.2%
Microsoft Corp.	4.8%
Alphabet, Inc. Class A	2.3%
Alphabet, Inc. Class C	2.0%
Amazon.com, Inc.	2.0%
Facebook, Inc. Class A	1.9%
AbbVie, Inc.	1.7%
Amgen, Inc.	1.6%
Gilead Sciences, Inc.	1.4%
PepsiCo, Inc.	1.4%

24.3%

MassMutual Premier Disciplined Growth Fund Sector Table (% of Net Assets) on 9/30/16

Consumer, Non-cyclical	25.2%
Technology	21.0%
Communications	17.2%
Consumer, Cyclical	14.4%
Industrial	11.5%
Financial	6.6%
Basic Materials	2.5%
Energy	0.6%
Utilities	0.1%

Total Long-Term Investments	99.1%
Short-Term Investments and Other Assets and Liabilities	0.9%

Net Assets	100.0%

MassMutual Premier Disciplined Growth Fund – Portfolio Manager Report (Unaudited) (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Premier Disciplined Growth Fund Class R5, Service Class, Administrative Class, Class A, Class A (sales load deducted), and the Russell 1000 Growth Index.

TOTAL RETURN	One Year 10/1/15 - 9/30/16	Five Year Average Annual 10/1/11 - 9/30/16	Ten Year Average Annual 10/1/06 - 9/30/16
Class R5	11.70%	16.35%	8.41%
Service Class	11.58%	16.22%	8.36%
Administrative Class	11.57%	16.10%	8.21%
Class A	11.23%	15.80%	7.94%
Class A (sales load deducted)*	4.83%	14.43%	7.30%
Russell 1000 Growth Index	13.76%	16.60%	8.85%

Hypothetical Investments in MassMutual Premier Disciplined Growth Fund Class I, Class R4, Class R3, and the Russell 1000 Growth Index.

TOTAL RETURN	One Year 10/1/15 - 9/30/16	Since Inception Average Annual 4/1/14 - 9/30/16
Class I	11.94%	7.71%
Class R4	11.38%	7.23%
Class R3	11.01%	6.93%
Russell 1000 Growth Index	13.76%	9.41%

GROWTH OF $10,000 INVESTMENT FOR THE PAST 10 YEARS

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

* Class A (sales load deducted) returns include the 5.75% maximum sales charge.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the Russell 1000 Growth Index is unmanaged, does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund's prospectus with regard to the Fund's investment objective, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

MassMutual Premier Small Cap Opportunities Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MassMutual Premier Small Cap Opportunities Fund, and who is the Fund’s subadviser?

The Fund seeks capital appreciation by investing primarily in common stocks of small-capitalization U.S. companies that the Fund’s subadviser believes have favorable business trends or prospects based on fundamental analysis. Under normal circumstances, the Fund will invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in securities of small-cap companies. The Fund’s subadviser is OFI Global Institutional, Inc. (OFI Global).

How did the Fund perform during the 12 months ended September 30, 2016?

The Fund’s Class R5 shares returned 11.40%, lagging the 15.47% return of the Russell 2000® Index (the “benchmark”), a widely recognized, unmanaged index representative of common stocks of smaller capitalized U.S. companies.

For a discussion on the economic and market environment during the 12-month period ended September 30, 2016, please see the Economic and Market Overview, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

For the year ended September 30, 2016, the Fund’s underperformance versus the benchmark stemmed largely from stock selection in the industrials, materials, and information technology sectors. Conversely, the Fund outperformed in consumer discretionary due to an underweight position, and in financials and energy, where stock selection drove results.

Fund holdings that detracted the most from performance included Korn/Ferry International (industrials); Party City Holdco, Inc. (consumer discretionary); and Western Refining, Inc. (energy). Executive recruiter and talent management firm Korn/Ferry’s stock fell sharply in the first half of 2016, after several years of solid price appreciation. Fiscal third-quarter earnings results came in as expected, but forward revenue guidance was lower than anticipated largely due to currency fluctuations. Party City, a designer, manufacturer, and retailer of party goods such as tableware, balloons, costumes and novelties, went public in April 2015. After two consecutive disappointing sales results, we recognized that management needs to build investor confidence that they can deliver on guidance as a public company. The Fund exited the Party City position during the period. The stock of crude oil refiner Western Refining, located primarily in the southwestern U.S., was an outperformer during much of 2015 – driven by an oversupply of crude oil at favorable prices, which the company then refined and sold at higher output prices. During the fourth quarter of 2015, this input/output price spread began to narrow, as domestic energy supplies responded to lower production resulting from the severe decline in energy prices. As a result, the Fund also eliminated the Western Refining position from its portfolio during the period.

Fund holdings that contributed the most to performance during the year included Burlington Stores, Inc. (consumer discretionary); WellCare Health Plans, Inc. (health care); and MKS Instruments, Inc. (information technology). Burlington Stores owns and operates branded apparel retail stores throughout the U.S. During the fourth quarter of 2015, both weather and secular issues negatively impacted apparel retailers and department stores – pushing earnings down by 10%-15% for many. In contrast, Burlington grew earnings despite being in the early stages of a transition to an off-price retail model. Management’s success in a challenging environment led to rising investor confidence, which boosted the stock price. WellCare is a managed care company for government-sponsored health care coverage with a focus on Medicare and Medicaid programs. Investors reacted favorably when the company updated its longer-term growth goals of doubling its revenue within five years and attaining an after-tax margin of at least 2%. Additionally, the Centers for Medicare and Medicaid (CMS) announced its preliminary 2017 rates, which could bode well for the company’s Medicare Advantage business. MKS Instruments is a provider of instruments, subsystems, and process control solutions that enable its customers to measure, control, power, monitor and analyze the critical parameters of the advanced processes that they manage. The company reported strong earnings for the second quarter of 2016, due in part to benefits from its recent acquisition of Newport Corporation.

Subadviser outlook

In our view, the U.S. economy continues its “slow and steady” growth, driven by favorable employment and inflation data. However, we believe that rhetoric around Brexit (the United Kingdom’s June 2016 vote to leave the European Union) and U.S. elections have the potential to cause global contagion by slowing global trade. We expect that U.S. corporate revenues, earnings, and free cash flow may have topped out for the near term. We remain skeptical, but very open, to change our view, based on fundamental evidence. Our view is that the energy, financials, and industrial sectors have shown signs of bottoming. Consequently, we believe that, from a valuation perspective, U.S. equities look favorable, based on current interest rate levels.

MassMutual Premier Small Cap Opportunities Fund – Portfolio Manager Report (Unaudited) (Continued)

MassMutual Premier Small Cap Opportunities Fund Largest Holdings (% of Net Assets) on 9/30/16

Prestige Brands Holdings, Inc.	2.2%
MB Financial, Inc.	2.0%
Pinnacle Foods, Inc.	2.0%
WellCare Health Plans, Inc.	1.9%
CACI International, Inc. Class A	1.9%
Webster Financial Corp.	1.9%
MKS Instruments, Inc.	1.8%
Portland General Electric Co.	1.6%
Allete, Inc.	1.6%
KAR Auction Services, Inc.	1.6%

18.5%

MassMutual Premier Small Cap Opportunities Fund Sector Table (% of Net Assets) on 9/30/16

Consumer, Non-cyclical	30.0%
Financial	18.0%
Technology	14.5%
Consumer, Cyclical	11.2%
Industrial	10.1%
Mutual Funds	8.5%
Energy	4.3%
Basic Materials	4.3%
Utilities	3.2%
Communications	1.7%
Diversified	0.6%

Total Long-Term Investments	106.4%
Short-Term Investments and Other Assets and Liabilities	(6.4)%

Net Assets	100.0%

MassMutual Premier Small Cap Opportunities Fund – Portfolio Manager Report (Unaudited) (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Premier Small Cap Opportunities Fund Class R5, Service Class, Administrative Class, Class A, Class A (sales load deducted), and the Russell 2000 Index.

TOTAL RETURN	One Year 10/1/15 - 9/30/16	Five Year Average Annual 10/1/11 - 9/30/16	Ten Year Average Annual 10/1/06 - 9/30/16
Class R5	11.40%	17.07%	7.79%
Service Class	11.23%	16.96%	7.69%
Administrative Class	11.17%	16.84%	7.60%
Class A	10.88%	16.55%	7.31%
Class A (sales load deducted)*	4.50%	15.18%	6.68%
Russell 2000 Index	15.47%	15.82%	7.07%

Hypothetical Investments in MassMutual Premier Small Cap Opportunities Fund Class I, Class R4, Class R3, and the Russell 2000 Index.

TOTAL RETURN	One Year 10/1/15 - 9/30/16	Since Inception Average Annual 4/1/14 - 9/30/16
Class I	11.60%	3.83%
Class R4	11.06%	3.33%
Class R3	10.72%	3.07%
Russell 2000 Index	15.47%	4.08%

GROWTH OF $10,000 INVESTMENT FOR THE PAST 10 YEARS

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

* Class A (sales load deducted) returns include the 5.75% maximum sales charge.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the Russell 2000 Index is unmanaged, does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

MassMutual Premier Global Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MassMutual Premier Global Fund, and who is the Fund’s subadviser?

The Fund seeks long-term capital appreciation by investing primarily in common stocks of companies in the U.S. and foreign countries. The Fund can invest without limit in foreign securities, including American Depositary Receipts, and can invest in any country, including developing or emerging market countries. However, the Fund currently emphasizes investments in developed markets such as the United States, Western European countries, and Japan. The Fund normally will invest in at least three countries (one of which may be the United States) and typically invests in a number of different countries. The Fund’s subadviser is OppenheimerFunds, Inc. (OFI).

How did the Fund perform during the 12 months ended September 30, 2016?

The Fund’s Class R5 shares returned 5.37%, trailing, by a wide margin, the 11.96% return of the MSCI All Country World Index (ACWI) (the “benchmark”), an unmanaged index representative of stocks domiciled in global developed and emerging markets, including the United States.

For a discussion on the economic and market environment during the 12-month period ended September 30, 2016, please see the Economic and Market Overview, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

For the year ended September 30, 2016, the Fund underperformed primarily due to stock selection in the financials, health care, and materials sectors. The Fund outperformed the benchmark within telecommunication services and consumer discretionary as a result of stronger relative stock selection, and in information technology, due to an overweight position, relative to the benchmark. On a country basis, stock selection in the United States and Switzerland were the largest underperformers versus the benchmark. Germany also underperformed for the Fund, due largely to stock selection. The Fund outperformed the benchmark in Japan, primarily as a result of stock selection. The Fund outperformed, to a lesser degree, in Mexico and Denmark.

Fund holdings that were detractors from performance included SunEdison, Inc. (information technology; United States), Circassia Pharmaceuticals (health care; United Kingdom), and Credit Suisse Group AG (financials; Switzerland). The Fund purchased SunEdison, one of the world’s largest and most geographically diverse low-cost renewable energy developers, after the stock price had fallen significantly – presenting what Fund management considered an attractive risk/reward. The reversal of low debt costs in the energy market that resulted from widening high-yield spreads challenged SunEdison’s growth rate. Ultimately, the company filed for bankruptcy. The Fund exited its position during the period. Circassia Pharmaceuticals’ share price declined sharply following the release of phase III clinical trial data related to an immunotherapy treatment for cat allergies. The trials did not show the treatment to be effective. Credit Suisse, a global investment bank and wealth manager, is a high-quality banking system whose stock price fell after a large fourth-quarter net loss. Declining interest rates around most of the world compounded the bank’s underperformance.

Turning to the positive, Fund holdings that were top individual contributors during the year included S&P Global, Inc., an American financial information and analytics corporation in the financials sector; Internet software and services provider Alphabet (the parent company of Google; information technology); and Keyence Corporation (a Japanese developer and manufacturer of factory automation solutions such as automation sensors, vision systems and barcode readers; information technology). S&P Global’s second-quarter 2016 results exceeded most expectations, largely driven by the performance of its ratings group. Shares of Alphabet rebounded in the third quarter of 2016 after falling in the second quarter. The company also posted strong second-quarter results. Keyence reported strong operating results at the close of April for their fiscal third quarter.

Subadviser outlook

Our thematic, long-term, investment style leads us towards quality businesses with sustainability of both enterprise and advantaged position. The Fund seeks to buy these at prices that do not fully reflect what Fund management estimates to be their future value. We are committed to having a portfolio that is diversified across a range of businesses across industries and geographies that are the source of opportunity and stability. We seek to invested in businesses that connect the world – physically and virtually; businesses that connect savers with investors and lenders; businesses that cure intractable diseases and make it more affordable and rational; and businesses that allow people to spend their hard-earned money on things that give them pleasure and on daily necessities. Our perspective is that this should be a fund for all seasons.

MassMutual Premier Global Fund – Portfolio Manager Report (Unaudited) (Continued)

MassMutual Premier Global Fund Largest Holdings (% of Net Assets) on 9/30/16

S&P Global, Inc.	3.7%
Aetna, Inc.	2.9%
Colgate-Palmolive Co.	2.6%
Alphabet, Inc. Class C	2.6%
Alphabet, Inc. Class A	2.6%
Murata Manufacturing Co. Ltd.	2.5%
SAP SE	2.5%
Facebook, Inc. Class A	2.4%
Airbus Group SE	2.4%
Citigroup, Inc.	2.3%

26.5%

MassMutual Premier Global Fund Sector Table (% of Net Assets) on 9/30/16

Consumer, Non-cyclical	25.4%
Industrial	18.3%
Financial	16.7%
Communications	15.6%
Consumer, Cyclical	9.6%
Technology	8.6%
Mutual Funds	5.2%
Diversified	2.1%
Energy	1.6%
Basic Materials	1.0%

Total Long-Term Investments	104.1%
Short-Term Investments and Other Assets and Liabilities	(4.1)%

Net Assets	100.0%

MassMutual Premier Global Fund – Portfolio Manager Report (Unaudited) (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Premier Global Fund Class R5, Service Class, Administrative Class, Class A, Class A (sales load deducted), Class R3, and the MSCI ACWI.

TOTAL RETURN	One Year 10/1/15 - 9/30/16	Five Year Average Annual 10/1/11 - 9/30/16	Ten Year Average Annual 10/1/06 - 9/30/16
Class R5	5.37%	11.57%	5.05%
Service Class	5.28%	11.46%	4.92%
Administrative Class	5.15%	11.32%	4.80%
Class A	4.85%	11.02%	4.51%
Class A (sales load deducted)*	-1.18%	9.71%	3.89%
Class R3	4.78%	10.91%	4.40%
MSCI ACWI	11.96%	10.63%	4.34%

Hypothetical Investments in MassMutual Premier Global Fund Class I, Class R4, and the MSCI ACWI.

TOTAL RETURN	One Year 10/1/15 - 9/30/16	Since Inception Average Annual 4/1/14 - 9/30/16
Class I	5.50%	2.08%
Class R4	5.05%	1.62%
MSCI ACWI	11.96%	2.83%

GROWTH OF $10,000 INVESTMENT FOR THE PAST 10 YEARS

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

* Class A (sales load deducted) returns include the 5.75% maximum sales charge.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the MSCI ACWI is unmanaged, does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

MassMutual Premier International Equity Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MassMutual Premier International Equity Fund, and who is the Fund’s subadviser?

The Fund seeks to achieve long-term capital appreciation by investing primarily in common stock of foreign companies. Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in securities of foreign companies. The Fund’s subadviser is OFI Global Institutional, Inc. (OFI Global).

How did the Fund perform during the 12 months ended September 30, 2016?

The Fund’s Class R5 shares returned 8.83%, trailing the 9.26% return of the MSCI All Country World Index (ACWI) ex USA (the “benchmark”), an unmanaged index representative of stocks domiciled in global developed and emerging markets, excluding the United States.

For a discussion on the economic and market environment during the 12-month period ended September 30, 2016, please see the Economic and Market Overview, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

For the year ended September 30, 2016, the Fund underperformed the benchmark within the consumer discretionary and materials sectors – largely due to stock selection – and in the energy sector as the result of an underweight position, relative to the benchmark. Conversely, the Fund benefited primarily from an underweight position in the financials sector, and stock selection within the health care and consumer staples sectors. On a country basis, the largest underperformer for the Fund was the United Kingdom (U.K.), where stock selection and an overweight position detracted from performance. The Fund also underperformed on a relative basis in Brazil and China, due to underweight positions and stock selection. On the other hand, stock selection in France, Switzerland, and Japan proved positive for the Fund’s relative performance for the year.

Fund holdings that were the top individual detractors from full-year performance included U.K.-based stocks Essentra (materials), Travis Perkins (industrials), and Inmarsat (telecommunication services). Essentra – an international supplier of specialty plastic packaging for health and personal care products, fiber filters, and protective components for industrial equipment – guided revenue and earnings expectations lower after losing a large filter customer. Travis Perkins is a leader in the builders’ merchant and home improvement markets, and one of the U.K.’s largest product suppliers to the construction market. The stock sold off in the wake of the Brexit vote, which authorized the U.K.’s departure from the European Union. Inmarsat, a provider of global mobile satellite communications services, saw its share price fall in May 2016 after reporting a decrease in profit and revenue guidance, which it attributed to ongoing volatility in oil prices and weak conditions in the commercial shipping market.

On the positive side, Fund holdings that helped to drive performance included information technology stocks Infineon Technologies AG (Germany) and Keyence Corporation (Japan) – and consumer staples stock Saputo, Inc. (Canada). Infineon Technologies is a leading producer of automobile-related semiconductor chips, transistors and radio devices. During the reporting period, the company made an acquisition that was viewed favorably by investors. Keyence, the world’s leading supplier of sensors and vison equipment for factory automation, announced earnings results that drove up the stock price. Saputo, a dairy processor that is one of the world’s largest producers of mozzarella cheese, announced better-than-expected fourth-quarter 2015 results in early February 2016, despite a generally weak environment for the prices of milk and cheese.

Subadviser outlook

This fiscal year has been relatively volatile for stock prices and equity market indexes so far. As we enter the fourth quarter of 2016, which tends to be, from a historical perspective, more choppy than smooth, we expect more volatility. However, as long-term investors, we will continue to seek companies that are operating in secular growth areas of the global economy – including those that have strong and sustainable pricing power and financial strength – should periods of market volatility give the Fund the opportunity to acquire shares in those companies at attractive prices.

MassMutual Premier International Equity Fund – Portfolio Manager Report (Unaudited) (Continued)

MassMutual Premier International Equity Fund Largest Holdings (% of Net Assets) on 9/30/16

Infineon Technologies AG	2.1%
Dollarama, Inc.	2.0%
Nippon Telegraph & Telephone Corp.	1.7%
Valeo SA	1.7%
Continental AG	1.6%
Nidec Corp.	1.5%
Amadeus IT Group SA	1.4%
SEB SA	1.4%
Keyence Corp.	1.4%
Hero Honda Motors Ltd.	1.3%

16.1%

MassMutual Premier International Equity Fund Sector Table (% of Net Assets) on 9/30/16

Consumer, Non-cyclical	28.6%
Consumer, Cyclical	22.3%
Industrial	18.1%
Communications	11.9%
Technology	9.4%
Mutual Funds	4.0%
Basic Materials	3.4%
Financial	3.1%
Diversified	0.9%
Energy	0.7%

Total Long-Term Investments	102.4%
Short-Term Investments and Other Assets and Liabilities	(2.4)%

Net Assets	100.0%

MassMutual Premier International Equity Fund – Portfolio Manager Report (Unaudited) (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Premier International Equity Fund Class R5, Service Class, Administrative Class, Class A, Class A (sales load deducted), and the MSCI ACWI ex USA.

TOTAL RETURN	One Year 10/1/15 - 9/30/16	Five Year Average Annual 10/1/11 - 9/30/16	Ten Year Average Annual 10/1/06 - 9/30/16
Class R5	8.83%	9.60%	5.02%
Service Class	8.66%	9.53%	4.97%
Administrative Class	8.59%	9.40%	4.83%
Class A	8.25%	9.12%	4.57%
Class A (sales load deducted)*	2.02%	7.84%	3.95%
MSCI ACWI ex USA	9.26%	6.04%	2.16%

Hypothetical Investments in MassMutual Premier International Equity Fund Class I, Class R4, Class R3, and the MSCI ACWI ex USA.

TOTAL RETURN	One Year 10/1/15 - 9/30/16	Since Inception Average Annual 4/1/14 - 9/30/16
Class I	8.86%	-0.72%
Class R4	8.42%	-1.18%
Class R3	8.24%	-1.40%
MSCI ACWI ex USA	9.26%	-1.83%

GROWTH OF $10,000 INVESTMENT FOR THE PAST 10 YEARS

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

* Class A (sales load deducted) returns include the 5.75% maximum sales charge.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the MSCI ACWI ex USA is unmanaged, does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund's prospectus with regard to the Fund's investment objective, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

MassMutual Premier Strategic Emerging Markets Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MassMutual Premier Strategic Emerging Markets Fund, and who is the Fund’s subadviser?

The Fund seeks long-term capital growth by investing mainly in common stocks of issuers in developing and emerging markets throughout the world and at times, up to 100% of its total assets in foreign securities. Under normal market conditions, the Fund will invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities of issuers whose principal activities are in a developing (or emerging) market, i.e., are in a developing market or are economically tied to a developing market country. The Fund will invest in at least three developing markets. In general, countries may be considered developing or emerging markets if they are included in any one of the Morgan Stanley Capital Index (“MSCI”) emerging markets indices, classified as a developing or emerging market, or classified under a similar or corresponding classification, by organizations such as the World Bank and the International Monetary Fund, or have economies, industries, and stock markets with similar characteristics. The Fund’s subadviser is OFI Global Institutional, Inc. (OFI Global).

How did the Fund perform during the 12 months ended September 30, 2016?

The Fund’s Class R5 shares returned 18.22%, outperforming the 16.78% return of the MSCI Emerging Markets Index (the “benchmark”), an unmanaged market capitalization-weighted index of equity securities of companies domiciled in various countries. The Index is designed to represent the performance of emerging stock markets throughout the world and excludes certain market segments unavailable to U.S.-based investors.

For a discussion on the economic and market environment during the 12-month period ended September 30, 2016, please see the Economic and Market Overview, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

Stock selection in the consumer discretionary sector largely drove the Fund’s outperformance versus the benchmark for the year ended September 30, 2016. Also contributing positively to performance were stock selection in the information technology and materials sectors, along with an underweight position, relative to the benchmark, in telecommunication services. The Fund underperformed the benchmark within consumer staples due to weaker relative stock selection. Stock selection, and an overweight position in health care, also detracted from relative performance, as did an underweight position in energy. On a country basis, the largest outperformer versus the benchmark was stock selection in China. An overweight position in the United States and an underweight position in Poland also contributed positively to relative performance. The Fund underperformed the benchmark in India, due to stock selection and an overweight position there.

Fund holdings that contributed positively to full-year performance included information technology stocks Tencent Holdings Ltd. (China); Alibaba Group Holding Ltd. (China); and Taiwan Semiconductor Manufacturing Co., Ltd. (Taiwan). Tencent Holdings is one of China’s leading internet companies. The stock’s performance was in part driven by better-than-expected results. Alibaba, the largest e-commerce operator in China, saw its shares rally after reporting strong quarterly earnings in August 2016. The company enjoys formidable competitive advantages in its marketplace. Taiwan Semiconductor Manufacturing is the largest semiconductor foundry, with a 50% share of global revenues. The stock rallied on investor optimism surrounding stronger-than-expected inventory restocking.

Fund holdings that were detractors from performance included JD.com, Inc. (consumer discretionary; China); Embraer (industrials; Brazil); and Dr. Reddy’s Laboratories (health care; India). JD.com is the second-largest e-commerce operator in China. The stock was weak during the year, as investor concerns centered on slowing growth and the company’s ability to compete effectively against Alibaba. Our extensive research led Fund management to doubt JD.com’s potential to disrupt Alibaba’s dominance, and the Fund exited its position during the period. Embraer, the Brazilian aircraft manufacturer, struggled primarily on the back of weaker demand in both its commercial and corporate jet businesses. Finally, Dr. Reddy’s Laboratories is an Indian pharmaceutical company with exposure to a host of therapies, including cardiovascular, oncology, and pain. Revenues declined due to the lack of meaningful drug approvals and price erosion.

MassMutual Premier Strategic Emerging Markets Fund – Portfolio Manager Report (Unaudited) (Continued)

Subadviser outlook

In our view, emerging markets have the potential to outperform developed markets in the near term. We believe that the interest rate environment, the recovery in commodity prices, the broad stabilization in developing economies and corporate earnings all appear supportive. Our belief is that emerging markets should not be viewed as a tactical trading opportunity: rather, they have evolved from peripheral to essential investments. Emerging markets now represent a meaningful portion of global gross domestic product (GDP) and are the largest contributors to global growth. (GDP reflects the total value of goods and services produced.) Additionally, emerging markets have grown from 10% of world market capitalization in 2005 to 25% at the end of 2015.

The Fund’s approach to investing and the positioning of the Fund remain unchanged. The Fund has exposure to sectors and industries where Fund management believes there is dynamic change and real value is being extracted, including e-commerce, cloud computing, internet services, health care, travel and education.

MassMutual Premier Strategic Emerging Markets Fund – Portfolio Manager Report (Unaudited) (Continued)

MassMutual Premier Strategic Emerging Markets Fund Largest Holdings (% of Net Assets) on 9/30/16

Tencent Holdings Ltd.	5.4%
Alibaba Group Holding Ltd. Sponsored ADR (Cayman Islands)	5.0%
Housing Development Finance Corp.	4.9%
Taiwan Semiconductor Manufacturing Co. Ltd.	4.0%
Baidu, Inc. Sponsored ADR (Cayman Islands)	3.8%
Magnit OJSC	3.2%
NovaTek OAO Sponsored GDR (Russia)	2.6%
AIA Group Ltd.	2.5%
Lojas Americanas SA 0.670%	2.5%
Infosys Technologies Ltd.	2.3%

36.2%

MassMutual Premier Strategic Emerging Markets Fund Sector Table (% of Net Assets) on 9/30/16

Financial	23.0%
Communications	19.5%
Consumer, Non-cyclical	17.1%
Consumer, Cyclical	14.8%
Technology	7.9%
Industrial	4.0%
Diversified	2.9%
Energy	2.6%
Basic Materials	1.9%
Mutual Funds	0.9%

Total Long-Term Investments	94.6%
Short-Term Investments and Other Assets and Liabilities	5.4%

Net Assets	100.0%

MassMutual Premier Strategic Emerging Markets Fund – Portfolio Manager Report (Unaudited) (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Premier Strategic Emerging Markets Fund Class R5, Service Class, Administrative Class, Class A, Class A (sales load deducted), and the MSCI Emerging Markets Index.

TOTAL RETURN	One Year 10/1/15 - 9/30/16	Five Year Average Annual 10/1/11 - 9/30/16	Since Inception Average Annual 11/3/08 - 9/30/16
Class R5	18.22%	1.02%	6.73%
Service Class	18.14%	0.94%	6.64%
Administrative Class	18.02%	0.80%	6.50%
Class A	17.68%	0.55%	6.22%
Class A (sales load deducted)*	10.91%	-0.63%	5.43%
MSCI Emerging Markets Index	16.78%	3.03%	8.59%

Hypothetical Investments in MassMutual Premier Strategic Emerging Markets Fund Class I and the MSCI Emerging Markets Index.

TOTAL RETURN	One Year 10/1/15 - 9/30/16	Five Year Average Annual 10/1/11 - 9/30/16	Since Inception Average Annual 3/1/11 - 9/30/16
Class I	18.47%	1.19%	-2.98%
MSCI Emerging Markets Index	16.78%	3.03%	-1.08%

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

* Class A (sales load deducted) returns include the 5.75% maximum sales charge.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the MSCI Emerging Markets Index is unmanaged, does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund's prospectus with regard to the Fund's investment objective, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

MassMutual Premier Strategic Emerging Markets Fund – Portfolio Manager Report (Unaudited) (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Premier Strategic Emerging Markets Fund Class R4, Class R3, and the MSCI Emerging Markets Index.

TOTAL RETURN	One Year 10/1/15 - 9/30/16	Since Inception Average Annual 4/1/14 - 9/30/16
Class R4	17.87%	-2.69%
Class R3	17.53%	-2.93%
MSCI Emerging Markets Index	16.78%	-1.22%

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the MSCI Emerging Markets Index is unmanaged, does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund's prospectus with regard to the Fund's investment objective, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

MassMutual Premier U.S. Government Money Market Fund – Portfolio of Investments

September 30, 2016

	Principal Amount	Value
SHORT-TERM INVESTMENTS — 102.4%
Discount Notes — 88.8%
Federal Farm Credit Bank 0.557% 6/29/17	$13,000,000	$12,999,973
Federal Farm Credit Banks 0.553% 6/05/17	2,500,000	2,500,008
Federal Farm Credit Banks 0.581% 4/17/17	1,217,000	1,217,200
Federal Home Loan Bank 0.510% 11/16/16	10,000,000	10,001,674
Federal Home Loan Bank 0.518% 10/05/16	5,000,000	5,000,086
Federal Home Loan Bank 0.531% 3/17/17	2,250,000	2,249,744
Federal Home Loan Bank 0.538% 3/10/17	25,000,000	25,000,235
Federal Home Loan Bank 0.563% 9/05/17	10,000,000	10,005,664
Federal Home Loan Bank 0.574% 6/28/17	21,400,000	21,404,910
Federal Home Loan Bank 0.575% 10/26/16	10,000,000	10,001,132
Federal Home Loan Bank 0.602% 9/01/17	12,000,000	12,007,605
Federal Home Loan Bank 0.652% 2/23/17	22,450,000	22,461,925
Federal Home Loan Bank 0.672% 2/10/17	1,000,000	1,000,332
Federal Home Loan Bank 0.728% 2/08/17	3,050,000	3,051,546
Federal Home Loan Bank 0.803% 3/23/17	2,500,000	2,501,838
Federal Home Loan Bank 0.806% 3/22/17	3,000,000	3,002,231
Federal Home Loan Bank Discount Notes 0.203% 10/12/16	1,400,000	1,399,914
Federal Home Loan Bank Discount Notes 0.244% 10/05/16	1,500,000	1,499,960
Federal Home Loan Bank Discount Notes 0.264% 10/28/16	1,500,000	1,499,707
Federal Home Loan Bank Discount Notes 0.284% 10/28/16	6,500,000	6,498,635
Federal Home Loan Bank Discount Notes 0.289% 10/06/16	2,600,000	2,599,897
Federal Home Loan Bank Discount Notes 0.294% 10/12/16	2,700,000	2,699,761

	Principal Amount	Value
Federal Home Loan Bank Discount Notes 0.294% 10/13/16	$2,400,000	$2,399,768
Federal Home Loan Bank Discount Notes 0.294% 10/14/16	2,800,000	2,799,707
Federal Home Loan Bank Discount Notes 0.294% 10/25/16	7,500,000	7,498,550
Federal Home Loan Bank Discount Notes 0.299% 10/26/16	1,750,000	1,749,641
Federal Home Loan Bank Discount Notes 0.304% 10/13/16	1,300,000	1,299,870
Federal Home Loan Bank Discount Notes 0.345% 11/25/16	2,925,000	2,923,481
Federal Home Loan Bank Discount Notes 0.365% 10/05/16	1,000,000	999,960
Federal Home Loan Bank Discount Notes 0.410% 10/19/16	4,000,000	3,999,180
Federal Home Loan Bank Discount Notes 0.416% 1/23/17	1,500,000	1,498,052
Federal Home Loan Bank Discount Notes 0.420% 11/02/16	10,000,000	9,996,178
Federal Home Loan Bank Discount Notes 0.420% 12/16/16	2,500,000	2,497,783
Federal Home Loan Bank Discount Notes 0.420% 12/23/16	1,839,000	1,837,219
Federal Home Loan Bank Discount Notes 0.420% 12/28/16	6,000,000	5,993,840
Federal Home Loan Bank Discount Notes 0.430% 10/04/16	700,000	699,975
Federal Home Loan Bank Discount Notes 0.430% 12/28/16	4,154,000	4,149,634
Federal Home Loan Bank Discount Notes 0.442% 1/06/17	4,000,000	3,995,312
Federal Home Loan Bank Discount Notes 0.450% 10/05/16	2,800,000	2,799,860

The accompanying notes are an integral part of the financial statements.

MassMutual Premier U.S. Government Money Market Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Federal Home Loan Bank Discount Notes 0.457% 2/03/17	$10,000,000	$9,984,375
Federal Home Loan Bank Discount Notes 0.460% 10/03/16	1,800,000	1,799,954
Federal Home Loan Bank Discount Notes 0.460% 10/07/16	5,000,000	4,999,617
Federal Home Loan Bank Discount Notes 0.462% 2/03/17	1,400,000	1,397,788
Federal Home Loan Bank Discount Notes 0.468% 2/03/17	15,000,000	14,976,042
Federal Home Loan Bank Discount Notes 0.493% 3/08/17	10,000,000	9,978,714
Federal Home Loan Bank Discount Notes 0.500% 3/30/17	1,390,000	1,386,525
Federal Home Loan Bank Discount Notes 0.570% 11/02/16	2,000,000	1,998,987
Federal Home Loan Bank Discount Notes 0.580% 2/21/17	5,000,000	4,988,481
Federal Home Loan Mortgage Corp. 0.400% 10/17/16	3,100,000	3,099,449
Federal Home Loan Mortgage Corp. 0.408% 10/17/16	3,400,000	3,399,383
Federal Home Loan Mortgage Corp. 0.437% 3/27/17	5,000,000	4,989,429
Federal Home Loan Mortgage Corp. 0.560% 1/03/17	300,000	299,561
Federal National Mortgage Association 0.445% 1/03/17	5,000,000	4,994,190
Federal National Mortgage Association 0.450% 11/14/16	10,000,000	9,994,500
Federal National Mortgage Association 0.560% 11/23/16	1,400,000	1,398,846

		297,427,828

Repurchase Agreement — 12.4%
HSBC Securities (USA) Inc. Tri-Party Repurchase Agreement, dated 9/30/16, 0.450%, due 10/03/16 (a)	41,500,000	41,500,000

	Principal Amount	Value
Time Deposit — 0.0%
Euro Time Deposit 0.010% 10/03/16	$76,745	$76,745

U.S. Government Obligation — 1.2%
U.S. Treasury Note, 0.875%, due 11/30/16	3,900,000	3,901,572

TOTAL SHORT-TERM INVESTMENTS (Cost $342,906,145)		342,906,145

TOTAL INVESTMENTS — 102.4% (Cost $342,906,145) (b)		342,906,145

Other Assets/(Liabilities) — (2.4)%		(8,185,901)

NET ASSETS — 100.0%		$334,720,244

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)	Maturity value of $41,501,556. Collateralized by U.S. Government Agency obligations with a rate of 1.250%, maturity date of 7/15/20, and an aggregate market value, including accrued interest, of $42,334,863.
(b)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Short-Duration Bond Fund – Portfolio of Investments

September 30, 2016

	Principal Amount	Value
BONDS & NOTES — 99.9%

CORPORATE DEBT — 46.2%
Aerospace & Defense — 1.0%
Harris Corp. 1.999% 4/27/18	$2,800,000	$2,815,921
L-3 Communications Corp. 5.200% 10/15/19	2,510,000	2,748,422

		5,564,343

Agriculture — 1.4%
Bunge Ltd. Finance Corp. 3.200% 6/15/17	4,895,000	4,958,234
Imperial Brands Finance PLC (a) 2.950% 7/21/20	2,878,000	2,971,440

		7,929,674

Airlines — 0.4%
American Airlines Pass-Through Trust, Series 2014-1, Class B 4.375% 4/01/24	99,427	101,037
WestJet Airlines Ltd. (a) 3.500% 6/16/21	1,885,000	1,931,722

		2,032,759

Auto Manufacturers — 1.8%
Ford Motor Credit Co. LLC 2.240% 6/15/18	2,780,000	2,802,198
General Motors Co. 3.500% 10/02/18	395,000	407,186
General Motors Financial Co., Inc. 2.400% 5/09/19	760,000	764,285
General Motors Financial Co., Inc. 3.100% 1/15/19	905,000	922,492
General Motors Financial Co., Inc. 3.200% 7/13/20	705,000	721,883
Hyundai Capital America (a) 2.400% 10/30/18	2,350,000	2,382,642
Hyundai Capital America (a) 2.550% 2/06/19	485,000	493,423
Nissan Motor Acceptance Corp. (a) 1.900% 9/14/21	1,415,000	1,411,171

		9,905,280

Automotive & Parts — 1.0%
The Goodyear Tire & Rubber Co. 5.125% 11/15/23	2,660,000	2,773,050
Lear Corp. 4.750% 1/15/23	2,700,000	2,804,625

		5,577,675

Banks — 4.2%
ANZ New Zealand Int’l Ltd. (a) 2.250% 2/01/19	2,765,000	2,799,297

	Principal Amount	Value
Bancolombia SA 5.950% 6/03/21	$1,215,000	$1,340,692
CIT Group, Inc. 4.250% 8/15/17	2,760,000	2,811,750
Citigroup, Inc. 2.350% 8/02/21	2,600,000	2,610,117
First Horizon National Corp. 3.500% 12/15/20	3,120,000	3,184,437
The Goldman Sachs Group, Inc. 2.750% 9/15/20	2,750,000	2,816,897
Itau Unibanco Holding SA (a) 2.850% 5/26/18	840,000	842,100
Macquarie Bank Ltd. (a) 2.850% 1/15/21	380,000	391,412
Mitsubishi UFJ Trust & Banking Corp. (a) 2.650% 10/19/20	2,830,000	2,898,016
Regions Financial Corp. 3.200% 2/08/21	530,000	550,966
Regions Financial Corp. 7.500% 5/15/18	340,000	369,986
Sumitomo Mitsui Financial Group, Inc. 2.058% 7/14/21	1,440,000	1,428,261
SVB Financial Group 5.375% 9/15/20	225,000	250,079
Turkiye Garanti Bankasi AS (a) 4.750% 10/17/19	1,290,000	1,299,778

		23,593,788

Beverages — 0.9%
Anheuser-Busch InBev Finance, Inc. 2.650% 2/01/21	1,735,000	1,790,340
Coca-Cola Femsa SAB de CV 2.375% 11/26/18	2,272,000	2,311,119
Molson Coors Brewing Co. 2.100% 7/15/21	660,000	666,074

		4,767,533

Biotechnology — 0.5%
Celgene Corp. 2.250% 5/15/19	270,000	274,585
Celgene Corp. 2.875% 8/15/20	2,650,000	2,741,380

		3,015,965

Building Materials — 1.1%
Holcim US Finance Sarl & Cie SCS (a) 6.000% 12/30/19	2,399,000	2,680,580
Martin Marietta Material, Inc. 3 mo. USD LIBOR + 1.100%, FRN 1.938% 6/30/17	585,000	586,417
Masco Corp. 3.500% 4/01/21	830,000	859,050

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Short-Duration Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Masco Corp. 7.125% 3/15/20	$1,750,000	$2,012,500

		6,138,547

Chemicals — 2.1%
Airgas, Inc. 3.050% 8/01/20	2,705,000	2,807,179
CF Industries, Inc. 6.875% 5/01/18	2,820,000	3,033,474
Ecolab, Inc. 2.000% 1/14/19	1,425,000	1,441,543
LyondellBasell Industries NV 5.000% 4/15/19	2,567,000	2,755,117
RPM International, Inc. 6.125% 10/15/19	952,000	1,061,566
RPM International, Inc. 6.500% 2/15/18	395,000	418,956

		11,517,835

Commercial Services — 1.4%
Leidos Holdings, Inc. 4.450% 12/01/20	2,301,000	2,392,350
S&P Global, Inc. 3.300% 8/14/20	2,050,000	2,151,946
The Western Union Co. 5.930% 10/01/16	3,050,000	3,050,000

		7,594,296

Computers — 0.4%
Diamond 1 Finance Corp./Diamond 2 Finance Corp. (a) 3.480% 6/01/19	1,305,000	1,342,153
Diamond 1 Finance Corp./Diamond 2 Finance Corp. (a) 4.420% 6/15/21	720,000	752,487

		2,094,640

Diversified Financial — 5.3%
AerCap Ireland Capital Ltd./AerCap Global Aviation Trust 3.950% 2/01/22	1,520,000	1,558,000
AerCap Ireland Capital Ltd./AerCap Global Aviation Trust 4.500% 5/15/21	2,050,000	2,144,812
Air Lease Corp. 2.125% 1/15/18	2,200,000	2,211,000
Air Lease Corp. 3.375% 1/15/19	1,075,000	1,104,154
Air Lease Corp. 5.625% 4/01/17	190,000	193,240
Ally Financial, Inc. 3.600% 5/21/18	1,285,000	1,304,275
Ally Financial, Inc. 4.750% 9/10/18	2,020,000	2,090,700

	Principal Amount	Value
BGC Partners, Inc. (a) 5.125% 5/27/21	$1,865,000	$1,952,933
The Goldman Sachs Group, Inc. 2.875% 2/25/21	2,720,000	2,789,749
Icahn Enterprises LP/Icahn Enterprises Finance Corp. 3.500% 3/15/17	2,730,000	2,733,276
International Lease Finance Corp. 3.875% 4/15/18	1,745,000	1,786,444
Lazard Group LLC 4.250% 11/14/20	1,510,000	1,619,008
Lazard Group LLC 6.850% 6/15/17	104,000	107,303
Merrill Lynch & Co., Inc. 5.700% 5/02/17	3,100,000	3,172,648
Morgan Stanley 4.750% 3/22/17	4,500,000	4,574,106

		29,341,648

Electric — 2.1%
Ameren Corp. 2.700% 11/15/20	1,165,000	1,201,140
EDP Finance BV (a) 4.125% 1/15/20	2,460,000	2,549,790
EDP Finance BV (a) 4.900% 10/01/19	343,000	364,544
Entergy Texas, Inc. 2.550% 6/01/21	325,000	334,261
Entergy Texas, Inc. 7.125% 2/01/19	1,780,000	1,996,783
IPALCO Enterprises, Inc. 5.000% 5/01/18	900,000	938,250
Israel Electric Corp. Ltd. (a) 7.250% 1/15/19	1,185,000	1,315,350
Majapahit Holding BV (a) 7.750% 1/20/20	1,160,000	1,334,000
The Southern Co. 1.850% 7/01/19	465,000	468,657
The Southern Co. 2.350% 7/01/21	1,040,000	1,059,863
Tri-State Generation & Transmission Association, Series 2003, Class A (a) 6.040% 1/31/18	104,496	105,628

		11,668,266

Electronics — 0.2%
FLIR Systems, Inc. 3.125% 6/15/21	650,000	670,885
Jabil Circuit, Inc. 8.250% 3/15/18	255,000	277,619

		948,504

Engineering & Construction — 0.1%
SBA Tower Trust (a) 3.598% 4/15/43	440,000	441,475

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Short-Duration Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Environmental Controls — 0.3%
Clean Harbors, Inc. 5.250% 8/01/20	$1,400,000	$1,438,500

Foods — 0.1%
JBS Investments GmbH (a) 7.750% 10/28/20	634,000	664,115
Tyson Foods, Inc. 2.650% 8/15/19	180,000	184,571

		848,686

Forest Products & Paper — 0.5%
Sappi Papier Holding GmbH (a) 7.750% 7/15/17	2,750,000	2,811,875

Hand & Machine Tools — 0.3%
Stanley Black & Decker, Inc. 2.451% 11/17/18	1,890,000	1,930,985

Health Care – Products — 0.4%
Boston Scientific Corp. 2.850% 5/15/20	785,000	809,043
Zimmer Biomet Holdings, Inc. 2.000% 4/01/18	1,213,000	1,221,106

		2,030,149

Health Care – Services — 2.1%
Aetna, Inc. 1.900% 6/07/19	1,720,000	1,735,783
Cigna Corp. 4.000% 2/15/22	971,000	1,055,663
Cigna Corp. 4.500% 3/15/21	1,705,000	1,870,073
HCA, Inc. 3.750% 3/15/19	2,730,000	2,822,138
Laboratory Corp. of America Holdings 2.625% 2/01/20	1,400,000	1,426,453
UnitedHealth Group, Inc. 1.700% 2/15/19	3,000,000	3,019,944

		11,930,054

Home Builders — 0.5%
Lennar Corp. 4.500% 11/15/19	2,653,000	2,795,599

Housewares — 0.3%
Newell Brands, Inc. 2.600% 3/29/19	1,820,000	1,860,841

Insurance — 2.3%
American International Group, Inc. 3.300% 3/01/21	1,450,000	1,521,339
CNA Financial Corp. 5.750% 8/15/21	301,000	347,008
Lincoln National Corp. 6.250% 2/15/20	1,290,000	1,451,798
Reinsurance Group of America, Inc. 5.625% 3/15/17	1,365,000	1,389,515

	Principal Amount	Value
TIAA Asset Management Finance Co. LLC (a) 2.950% 11/01/19	$2,700,000	$2,782,053
Trinity Acquisition PLC 3.500% 9/15/21	1,480,000	1,542,564
Unum Group 3.000% 5/15/21	480,000	490,775
Willis North America, Inc. 6.200% 3/28/17	585,000	597,745
Willis Towers Watson PLC 5.750% 3/15/21	840,000	945,991
XLIT Ltd. 5.750% 10/01/21	1,335,000	1,528,124

		12,596,912

Internet — 0.5%
Expedia, Inc. 7.456% 8/15/18	2,535,000	2,791,433

Investment Companies — 0.5%
Ares Capital Corp. 3.875% 1/15/20	1,450,000	1,499,704
FS Investment Corp. 4.000% 7/15/19	1,040,000	1,057,803

		2,557,507

Iron & Steel — 0.1%
Reliance Steel & Aluminum Co. 6.200% 11/15/16	499,000	501,180

Leisure Time — 0.6%
Brunswick Corp. (a) 4.625% 5/15/21	3,069,000	3,153,397

Lodging — 0.4%
Marriott International, Inc. 2.300% 1/15/22	410,000	413,458
Marriott International, Inc. 2.875% 3/01/21	1,845,000	1,913,948

		2,327,406

Machinery – Diversified — 0.4%
CNH Industrial Capital LLC 3.375% 7/15/19	1,104,000	1,123,320
CNH Industrial Capital LLC 3.625% 4/15/18	265,000	268,313
CNH Industrial Capital LLC 4.875% 4/01/21	590,000	626,875
CNH Industrial Capital LLC 6.250% 11/01/16	510,000	511,530

		2,530,038

Manufacturing — 0.3%
Tyco Electronics Group SA 6.550% 10/01/17	1,461,000	1,535,038

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Short-Duration Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Media — 1.2%
Charter Communications Operating LLC/Charter Communications Operating Capital (a) 3.579% 7/23/20	$1,845,000	$1,928,391
Sirius XM Radio, Inc. (a) 4.250% 5/15/20	1,450,000	1,479,000
Sirius XM Radio, Inc. (a) 5.750% 8/01/21	1,400,000	1,465,800
Viacom, Inc. 2.250% 2/04/22	175,000	174,181
Viacom, Inc. 6.125% 10/05/17	1,780,000	1,858,391

		6,905,763

Mining — 0.5%
Glencore Canada Corp. 5.500% 6/15/17	2,271,000	2,322,097
Glencore Finance Canada STEP (a) 2.700% 10/25/17	530,000	530,795

		2,852,892

Office Equipment/Supplies — 0.7%
Pitney Bowes, Inc. 3.375% 10/01/21	3,675,000	3,673,232
Pitney Bowes, Inc. 5.750% 9/15/17	74,000	76,788

		3,750,020

Packaging & Containers — 0.5%
Graphic Packaging International, Inc. 4.750% 4/15/21	2,590,000	2,764,825

Pharmaceuticals — 2.8%
AbbVie, Inc. 1.800% 5/14/18	2,590,000	2,600,580
Actavis Funding SCS Co. 2.350% 3/12/18	1,580,000	1,596,291
Baxalta, Inc. 2.000% 6/22/18	1,525,000	1,528,776
Express Scripts Holding Co. 3.300% 2/25/21	2,685,000	2,821,817
Mylan NV (a) 2.500% 6/07/19	1,260,000	1,271,190
Mylan NV (a) 3.150% 6/15/21	2,200,000	2,241,303
Shire Acquisitions Investments Ireland DAC 2.400% 9/23/21	735,000	735,925
Teva Pharmaceutical Finance Netherlands III BV 2.200% 7/21/21	2,825,000	2,814,347

		15,610,229

	Principal Amount	Value
Pipelines — 0.2%
Boardwalk Pipelines LP 5.875% 11/15/16	$1,100,000	$1,105,100

Real Estate Investment Trusts (REITS) — 2.1%
American Tower Corp. 2.250% 1/15/22	465,000	464,051
American Tower Corp. 3.300% 2/15/21	1,105,000	1,155,149
American Tower Corp. 4.500% 1/15/18	850,000	881,590
Crown Castle International Corp. 3.400% 2/15/21	1,869,000	1,955,991
DDR Corp. 7.500% 7/15/18	2,400,000	2,628,982
Digital Realty Trust LP 3.400% 10/01/20	925,000	963,995
Duke Realty LP 8.250% 8/15/19	550,000	643,155
HCP, Inc. 6.000% 1/30/17	1,450,000	1,470,738
Highwoods Realty LP 5.850% 3/15/17	710,000	722,759
Highwoods Realty LP 7.500% 4/15/18	170,000	183,810
Weyerhaeuser Co. 7.375% 10/01/19	510,000	586,320

		11,656,540

Retail — 1.5%
AutoNation, Inc. 3.350% 1/15/21	735,000	756,912
CVS Health Corp. 2.125% 6/01/21	1,945,000	1,964,742
Dollar Tree, Inc. 5.750% 3/01/23	2,660,000	2,862,825
The Home Depot, Inc. 2.000% 4/01/21	1,555,000	1,581,001
QVC, Inc. 3.125% 4/01/19	1,017,000	1,042,760

		8,208,240

Semiconductors — 0.6%
KLA-Tencor Corp. 2.375% 11/01/17	1,395,000	1,404,458
NXP BV/NXP Funding LLC (a) 4.125% 6/01/21	2,025,000	2,169,281

		3,573,739

Telecommunications — 0.2%
Turk Telekomunikasyon AS (a) 3.750% 6/19/19	230,000	231,242
Verizon Communications, Inc. 1.750% 8/15/21	900,000	890,159

		1,121,401

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Short-Duration Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Transportation — 1.0%
Asciano Finance Ltd. (a) 5.000% 4/07/18	$1,678,000	$1,735,622
Ryder System, Inc. 2.500% 3/01/18	1,295,000	1,311,734
Ryder System, Inc. 2.550% 6/01/19	295,000	300,819
Ryder System, Inc. 2.875% 9/01/20	1,080,000	1,105,932
TTX Co. (a) 2.250% 2/01/19	925,000	937,002

		5,391,109

Trucking & Leasing — 1.4%
Aviation Capital Group Corp. (a) 2.875% 9/17/18	3,260,000	3,300,750
GATX Corp. 2.600% 3/30/20	1,475,000	1,494,553
Penske Truck Leasing Co. LP/PTL Finance Corp. (a) 2.500% 6/15/19	1,240,000	1,258,162
Penske Truck Leasing Co. LP/PTL Finance Corp. (a) 3.050% 1/09/20	1,650,000	1,696,594

		7,750,059

TOTAL CORPORATE DEBT (Cost $252,245,932)		256,461,745

MUNICIPAL OBLIGATIONS — 0.1%
Access to Loans for Learning Student Loan Corp., Series 2004-IV, Class Note FRN 0.915% 4/25/24	216,659	216,611
Louisiana State Public Facilities Authority, Series 2011-A, Class A2 FRN 1.538% 4/26/27	251,426	249,897

		466,508

TOTAL MUNICIPAL OBLIGATIONS (Cost $464,293)		466,508

NON-U.S. GOVERNMENT AGENCY OBLIGATIONS — 42.7%
Auto Floor Plan ABS — 0.1%
NCF Dealer Floorplan Master Trust, Series 2014-1A, Class A, 1 mo. LIBOR + 1.500%, FRN (a) 2.032% 10/20/20	630,000	630,000

	Principal Amount	Value
Automobile ABS — 8.2%
American Credit Acceptance Receivables Trust, Series 2015-2, Class A (a) 1.570% 6/12/19	$351,543	$350,878
American Credit Acceptance Receivables Trust, Series 2016-3, Class A (a) 1.700% 11/12/20	1,018,074	1,017,199
American Credit Acceptance Receivables Trust, Series 2015-3, Class A (a) 1.950% 9/12/19	660,057	661,595
American Credit Acceptance Receivables Trust, Series 2016-2, Class A (a) 2.220% 7/13/20	1,122,276	1,123,815
American Credit Acceptance Receivables Trust, Series 2016-1A, Class A (a) 2.370% 5/12/20	394,886	395,005
AmeriCredit Automobile Receivables Trust, Series 2014-1, Class D 2.540% 6/08/20	710,000	719,080
Avis Budget Rental Car Funding AESOP LLC, Series 2012-3A, Class A (a) 2.100% 3/20/19	600,000	600,783
Capital Automotive REIT, Series 2012-1A, Class A (a) 4.700% 7/15/42	505,465	515,269
Carfinance Capital Auto Trust, Series 2013-2A, Class C (a) 4.040% 8/15/19	760,000	762,949
CFC LLC, Series 2014-2A, Class A (a) 1.440% 11/16/20	219,497	218,583
CFC LLC, Series 2015-1A, Class A (a) 1.750% 6/15/21	405,121	403,392
Chesapeake Funding LLC, Series 2015-1A, Class B, 1 mo. LIBOR + .950%, FRN (a) 1.469% 2/07/27	400,000	399,764
CPS Auto Receivables Trust, Series 2016-C, Class B (a) 2.480% 9/15/20	710,000	712,993
CPS Auto Trust, Series 2014-B, Class A (a) 1.110% 11/15/18	195,162	194,493
CPS Auto Trust, Series 2014-C, Class A (a) 1.310% 2/15/19	261,674	261,340
CPS Auto Trust, Series 2014-D, Class A (a) 1.490% 4/15/19	177,804	177,691
CPS Auto Trust, Series 2013-D, Class A (a) 1.540% 7/16/18	50,284	50,256
CPS Auto Trust, Series 2016-C, Class A (a) 1.620% 1/15/20	659,057	658,233

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Short-Duration Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
CPS Auto Trust, Series 2013-C, Class A (a) 1.640% 4/16/18	$15,816	$15,819
CPS Auto Trust, Series 2013-B, Class A (a) 1.820% 9/15/20	439,723	437,182
CPS Auto Trust, Series 2015-C, Class B (a) 2.550% 2/18/20	750,000	753,680
Credit Acceptance Auto Loan Trust, Series 2014-2A, Class A (a) 1.880% 3/15/22	1,100,000	1,100,295
Credit Acceptance Auto Loan Trust, Series 2016-2A, Class A (a) 2.420% 11/15/23	900,000	902,854
Drive Auto Receivables Trust, Series 2016-BA, Class B (a) 2.560% 6/15/20	520,000	524,179
DT Auto Owner Trust, Series 2016-2A, Class A (a) 1.730% 8/15/19	371,363	370,880
DT Auto Owner Trust, Series 2016-3A, Class A (a) 1.750% 11/15/19	1,033,622	1,034,658
DT Auto Owner Trust, Series 2016-1A, Class A (a) 2.000% 9/16/19	955,573	955,401
DT Auto Owner Trust, Series 2016-1A, Class B (a) 2.790% 5/15/20	1,400,000	1,413,026
DT Auto Owner Trust, Series 2016-2A, Class B (a) 2.920% 5/15/20	730,000	729,926
Enterprise Fleet Financing LLC, Series 2016-1, Class A2 (a) 1.830% 9/20/21	1,500,000	1,499,835
Exeter Automobile Receivables Trust, Series 2014-3A, Class A (a) 1.320% 1/15/19	65,779	65,684
Exeter Automobile Receivables Trust, Series 2015-2A, Class A (a) 1.540% 11/15/19	270,252	269,312
Exeter Automobile Receivables Trust, Series 2015-1A, Class A (a) 1.600% 6/17/19	234,128	234,262
Exeter Automobile Receivables Trust, Series 2015-3A, Class A (a) 2.000% 3/16/20	476,807	475,517
Exeter Automobile Receivables Trust, Series 2013-2A, Class B (a) 3.090% 7/16/18	26,529	26,545
First Investors Auto Owner Trust, Series 2013-3A, Class A3 (a) 1.440% 10/15/19	171,141	171,164

	Principal Amount	Value
First Investors Auto Owner Trust, Series 2015-2A, Class A1 (a) 1.590% 12/16/19	$327,247	$327,342
First Investors Auto Owner Trust, Series 2016-1A, Class A1 (a) 1.920% 5/15/20	935,932	937,455
Flagship Credit Auto Trust, Series 2014-2, Class A (a) 1.430% 12/16/19	241,704	241,028
Flagship Credit Auto Trust, Series 2013-2, Class A (a) 1.940% 1/15/19	51,317	51,370
Flagship Credit Auto Trust, Series 2015-2, Class A (a) 1.980% 10/15/20	481,799	480,161
Flagship Credit Auto Trust, Series 2015-3, Class A (a) 2.380% 10/15/20	1,750,231	1,757,479
Flagship Credit Auto Trust, Series 2016-3, Class B (a) 2.430% 6/15/21	1,150,000	1,155,634
Flagship Credit Auto Trust, Series 2016-1, Class A (a) 2.770% 12/15/20	1,138,595	1,146,339
Flagship Credit Auto Trust, Series 2013-2, Class B (a) 3.210% 8/15/19	1,000,000	1,006,792
GLS Auto Receivables Trust, Series 2015-1A, Class A (a) 2.250% 12/15/20	230,125	229,814
GO Financial Auto Securitization Trust, Series 2015-1, Class A (a) 1.810% 3/15/18	35,815	35,799
NextGear Floorplan Master Owner Trust, Series 2016-1A, Class A1, 1 mo. LIBOR + 1.700%, FRN (a) 2.224% 4/15/21	1,250,000	1,252,426
NextGear Floorplan Master Owner Trust, Series 2015-2A, Class A (a) 2.380% 10/15/20	780,000	776,289
OneMain Direct Auto Receivables Trust, Series 2016-1A, Class A (a) 2.040% 1/15/21	585,154	586,941
Oscar US Funding Trust II, Series 2015-1A, Class A4 (a) 2.440% 6/15/22	1,020,000	1,007,903
Oscar US Funding Trust IV, Series 2016-1A, Class A2B, 1 mo. USD LIBOR + 1.700%, FRN (a) 2.224% 7/15/20	791,841	791,621
Oscar US Funding Trust V, Series 2016-2A, Class A1 (a) 0.900% 9/17/17	1,020,000	1,020,000

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Short-Duration Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Oscar US Funding Trust V, Series 2016-2A, Class A2A (a) 2.310% 11/15/19	$1,080,000	$1,079,866
Prestige Auto Receivables Trust, Series 2015-1, Class B (a) 2.040% 4/15/21	1,000,000	1,000,575
Santander Drive Auto Receivables Trust, Series 2016-2, Class A1 0.750% 5/15/17	181,019	181,027
Santander Drive Auto Receivables Trust, Series 2016-1, Class A3 1.620% 3/16/20	600,000	598,956
Santander Drive Auto Receivables Trust, Series 2015-S2, Class R1 (a) 1.840% 11/18/19	14,258	14,245
Santander Drive Auto Receivables Trust, Series 2014-1, Class C 2.360% 4/15/20	840,000	845,842
Santander Drive Auto Receivables Trust, Series 2015-2, Class C 2.440% 4/15/21	1,700,000	1,717,014
Santander Drive Auto Receivables Trust, Series 2016-1, Class B 2.470% 12/15/20	1,100,000	1,107,364
Santander Drive Auto Receivables Trust, Series 2014-4, Class D 3.100% 11/16/20	600,000	609,674
Santander Drive Auto Receivables Trust, Series 2016-1, Class D 4.020% 4/15/22	1,740,000	1,816,222
United Auto Credit Securitization Trust, Series 2016-1, Class A (a) 2.000% 10/15/17	270,604	270,540
Westlake Automobile Receivables Trust, Series 2016-2A, Class A2 (a) 1.570% 6/17/19	1,130,000	1,128,801
Westlake Automobile Receivables Trust, Series 2016-1A, Class A2B, 1 mo. USD LIBOR + 1.050%, FRN (a) 1.574% 1/15/19	2,018,336	2,020,997

		45,399,053

Commercial MBS — 4.0%
Banc of America Commercial Mortgage, Inc., Series 2007-3, Class A4, VRN 5.723% 6/10/49	580,569	587,432
Banc of America Commercial Mortgage, Inc., Series 2007-4, Class A4, VRN 5.938% 2/10/51	542,778	554,573

	Principal Amount	Value
Banc of America Commercial Mortgage, Inc., Series 2007-4, Class AM, VRN 6.005% 2/10/51	$500,000	$513,609
Banc of America Commercial Mortgage, Inc., Series 2008-1, Class A4, VRN 6.436% 2/10/51	1,158,151	1,202,916
Bear Stearns Commercial Mortgage Securities, Series 2006-PW14, Class A4 5.201% 12/11/38	258,438	258,722
Bear Stearns Commercial Mortgage Securities, Series 2006-PW14, Class AM 5.243% 12/11/38	900,000	901,691
Bear Stearns Commercial Mortgage Securities, Series 2007-T26, Class AM, VRN 5.513% 1/12/45	1,185,000	1,194,468
Bear Stearns Commercial Mortgage Securities, Series 2006-T24, Class AM, VRN 5.568% 10/12/41	663,255	662,823
Bear Stearns Commercial Mortgage Securities, Series 2007-PW17, Class A4, VRN 5.694% 6/11/50	629,865	646,796
Bear Stearns Commercial Mortgage Securities, Series 2007-PW18, Class A4 5.700% 6/11/50	579,706	595,162
Bear Stearns Commercial Mortgage Securities, Series 2007-PW17, Class AM, VRN 5.915% 6/11/50	1,215,000	1,242,773
Commercial Mortgage Pass-Through Certificates, Series 2014-BBG, Class A, 1 mo. LIBOR + .800%, FRN (a) 1.325% 3/15/29	1,085,000	1,076,164
Commercial Mortgage Pass-Through Certificates, Series 2014-CR14, Class A2 3.147% 2/10/47	845,000	871,001
Commercial Mortgage Pass-Through Certificates, Series 2007-C9, Class A4, VRN 6.007% 12/10/49	956,507	977,904
DBRR Trust, Series 2013-EZ3, Class A, VRN (a) 1.636% 12/18/49	53,353	53,334
DBUBS Mortgage Trust, Series 2011-LC1A, Class A1 (a) 3.742% 11/10/46	11,685	11,776

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Short-Duration Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
GCCFC Commercial Mortgage Trust, Series 2006-GG7, Class AM, VRN 5.951% 7/10/38	$531,134	$531,885
JP Morgan Chase Commercial Mortgage Securities Corp., Series 2006-CB17, Class A4 5.429% 12/12/43	1,710	1,709
JP Morgan Chase Commercial Mortgage Securities Corp., Series 2007-CB20, Class AM, VRN 6.088% 2/12/51	900,000	930,695
Merrill Lynch/Countrywide Commercial Mortgage Trust, Series 2006-4, Class AM 5.204% 12/12/49	417,066	416,863
Merrill Lynch/Countrywide Commercial Mortgage Trust, Series 2007-9, Class A4 5.700% 9/12/49	720,956	742,959
ML-CFC Commercial Mortgage Trust, Series 2007-9, Class AM, VRN 5.856% 9/12/49	680,000	699,445
Morgan Stanley Capital I, Series 2006-IQ12, Class AM 5.370% 12/15/43	450,000	450,675
Morgan Stanley Capital I, Series 2007-HQ11, Class AM, VRN 5.478% 2/12/44	885,000	889,115
Morgan Stanley Capital I, Series 2007-HQ11, Class AJ, VRN 5.508% 2/12/44	600,000	590,052
Morgan Stanley Capital I, Series 2007-IQ14, Class A2 5.610% 4/15/49	134,905	134,593
Morgan Stanley Capital I, Series 2008-T29, Class A4, VRN 6.477% 1/11/43	323,784	338,923
Morgan Stanley Capital I Trust, Series 2012-C4, Class A2 2.111% 3/15/45	106,608	106,941
STRIPs Ltd., Series 2012-1A, Class A (a) 1.500% 12/25/44	32,703	32,703
TIAA Seasoned Commercial Mortgage Trust, Series 2007-C4, Class AJ, VRN 5.483% 8/15/39	95,115	95,747
Wachovia Bank Commercial Mortgage Trust, Series 2006-C29, Class AM 5.339% 11/15/48	1,300,000	1,303,807
Wachovia Bank Commercial Mortgage Trust, Series 2007-C31, Class A4 5.509% 4/15/47	1,174,454	1,186,166

	Principal Amount	Value
Wachovia Bank Commercial Mortgage Trust, Series 2007-C33, Class AM, VRN 6.158% 2/15/51	$240,000	$245,200
Wachovia Bank Commercial Mortgage Trust, Series 2006-C26, Class AM, VRN 6.285% 6/15/45	1,200,000	1,206,504
WF-RBS Commercial Mortgage Trust, Series 2012-C10, Class A2 1.765% 12/15/45	880,000	878,236

		22,133,362

Credit Card ABS — 2.6%
Chase Issuance Trust, Series 2014-A1, Class A1 1.150% 1/15/19	14,400,000	14,406,218

Home Equity ABS — 0.9%
ACE Securities Corp., Series 2005-AG1, Class A1B1, 1 mo. USD LIBOR + .270%, FRN 0.795% 8/25/35	92,022	91,950
ACE Securities Corp., Series 2005-HE7, Class A2D, 1 mo. USD LIBOR + .660%, FRN 1.185% 11/25/35	170,923	169,563
ACE Securities Corp., Series 2005-HE5, Class M2, 1 mo. USD LIBOR + .735%, FRN 1.260% 8/25/35	326,236	325,377
Bear Stearns Asset-Backed Securities I Trust, Series 2006-HE3, Class A2, 1 mo. USD LIBOR + .180%, FRN 0.705% 4/25/36	1,799	1,799
Bear Stearns Asset-Backed Securities I Trust, Series 2005-HE12, Class M1, 1 mo. USD LIBOR + .480%, FRN 1.005% 12/25/35	702,909	687,968
Citigroup Mortgage Loan Trust, Series 2005-OPT4, Class M2, 1 mo. USD LIBOR + .430%, FRN 0.955% 7/25/35	49,205	48,961
Countrywide Asset-Backed Certificates, Series 2004-5, Class 3A, 1 mo. USD LIBOR + .460%, FRN 0.985% 9/25/34	83,223	82,280
Credit Suisse Seasoned Loan Trust, Series 2006-1, Class A, 1 mo. USD LIBOR + .240%, FRN (a) 0.765% 10/25/34	492,996	490,419
First Franklin Mortgage Loan Trust, Series 2005-FF6, Class M1, 1 mo. USD LIBOR + .630%, FRN 1.155% 5/25/36	152,730	152,127

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Short-Duration Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
First Franklin Mortgage Loan Trust, Series 2005-FF4, Class M1, 1 mo. USD LIBOR + .645%, FRN 1.170% 5/25/35	$25,391	$25,384
Fremont Home Loan Trust, Series 2005-E, Class 2A3, 1 mo. USD LIBOR + .240%, FRN 0.765% 1/25/36	82,981	82,327
GSAMP Trust, Series 2005-AHL, Class M1, 1 mo. USD LIBOR + .645%, FRN 1.170% 4/25/35	113,363	113,448
Home Equity Asset Trust, Series 2006-4, Class 2A3, 1 mo. USD LIBOR + .170%, FRN 0.695% 8/25/36	58,921	58,923
JP Morgan Mortgage Acquisition Corp., Series 2005-FRE1, Class A2V2, 1 mo. USD LIBOR + .220%, FRN 0.745% 10/25/35	386,397	386,547
Long Beach Mortgage Loan Trust, Series 2005-WL1, Class M2, 1 mo. USD LIBOR + .825%, FRN 1.350% 6/25/35	472,035	467,919
MASTR Asset-Backed Securities Trust, Series 2005-WMC1, Class M3, 1 mo. USD LIBOR + .720%, FRN 1.245% 3/25/35	676,788	674,421
New Century Home Equity Loan Trust, Series 1997-NC5, Class A6, STEP 6.620% 10/25/28	28	28
NovaStar Mortgage Funding Trust, Series 2005-3, Class A2D, 1 mo. LIBOR + .370%, FRN 0.895% 1/25/36	415,175	412,555
Park Place Securities, Inc., Series 2005-WHQ4, Class A1A, 1 mo. USD LIBOR + .260%, FRN 0.785% 9/25/35	117,315	117,369
Park Place Securities, Inc., Series 2005-WCW3, Class A2C, 1 mo. USD LIBOR + .380%, FRN 0.905% 8/25/35	6,925	6,922
Park Place Securities, Inc., Series 2005-WHQ1, Class M2, 1 mo. USD LIBOR + .750%, FRN 1.275% 3/25/35	25,654	25,666
Residential Asset Securities Corp., Series 2005-AHL3, Class A2, 1 mo. USD LIBOR + .240%, FRN 0.765% 11/25/35	344,573	343,258
Residential Asset Securities Corp., Series 2005-EMX4, Class M1, 1 mo. USD LIBOR + .430%, FRN 0.955% 11/25/35	196,962	196,789

	Principal Amount	Value
Structured Asset Investment Loan Trust, Series 2005-7, Class A5, 1 mo. USD LIBOR + .720%, FRN 1.245% 8/25/35	$3,001	$3,002

		4,965,002

Other ABS — 18.5%
321 Henderson Receivables I LLC, Series 2006-1A, Class A1, 1 mo. USD LIBOR + .200%, FRN (a) 0.724% 3/15/41	385,296	374,528
321 Henderson Receivables I LLC, Series 2006-2A, Class A1, 1 mo. USD LIBOR + .200%, FRN (a) 0.724% 6/15/41	474,693	462,320
321 Henderson Receivables I LLC, Series 2010-3A, Class A (a) 3.820% 12/15/48	854,162	885,928
AIMCO CLO Ltd., Series 2014-AA, Class A, 3 mo. USD LIBOR + 1.540%, FRN (a) 2.236% 7/20/26	1,000,000	1,000,956
ALM VII Ltd., Series 2012-7A, Class A1R, 3 mo. USD LIBOR + 1.480%, FRN (a) 2.314% 10/15/28	1,290,000	1,290,000
ALM VIII Ltd., Series 2013-8A, Class A1A, 3 mo. LIBOR + 1.450%, FRN (a) 2.146% 1/20/26	730,000	729,993
ALM VIII Ltd., Series 2013-8A, Class A1R, 3 mo. LIBOR + 1.490%, FRN (a) 2.343% 10/15/28	680,000	680,000
Alterna Funding I LLC, Series 2014-1A, Class NOTE (a) 1.639% 2/15/21	1,326,977	1,293,803
Apidos CLO XVII, Series 2014-17A, Class A1A, 3 mo. USD LIBOR + 1.500%, FRN (a) 2.179% 4/17/26	500,000	500,012
Arbys Funding LLC, Series 2015-1A, Class A2 (a) 4.969% 10/30/45	843,625	880,534
ARL First LLC, Series 2012-1A, Class A1, 1 mo. USD LIBOR + 1.750%, FRN (a) 2.274% 12/15/42	1,015,944	985,862
AVANT Loans Funding Trust, Series 2016-C, Class A (a) 2.960% 9/16/19	569,723	569,622
AVANT Loans Funding Trust, Series 2016-A, Class A (a) 4.110% 5/15/19	1,878,953	1,886,907

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Short-Duration Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
BCC Funding VIII LLC, Series 2014-1A, Class A (a) 1.794% 6/20/20	$81,462	$81,156
BCC Funding X LLC, Series 2015-1, Class A2 (a) 2.224% 10/20/20	944,925	941,967
BCC Funding XIII LLC, Series 2016-1, Class A1 (a) 1.100% 9/20/17	1,400,000	1,400,013
Birchwood Park CLO Ltd., Series 2014-1A, Class A, 3 mo. USD LIBOR + 1.440%, FRN (a) 2.120% 7/15/26	1,010,000	1,010,083
Blue Hill CLO Ltd., Series 2013-1A, Class A, 3 mo. USD LIBOR + 1.480%, FRN (a) 2.160% 1/15/26	2,315,000	2,315,692
BlueMountain CLO Ltd., Series 2015-2A, Class A1, 3 mo. USD LIBOR + 1.430%, FRN (a) 2.109% 7/18/27	1,475,000	1,477,862
BlueVirgo Trust, Series 2015-1A, Class NOTE (a) 3.000% 12/15/22	1,900,589	1,920,716
CAN Capital Funding LLC, Series 2014-1A, Class A (a) 3.117% 4/15/20	880,000	872,341
Carlyle Global Market Strategies, Series 2014-4A, Class A1, 3 mo. USD LIBOR + 1.500%, FRN (a) 2.180% 10/15/26	2,050,000	2,050,344
Carlyle Global Market Strategies, Series 2014-1A, Class A, 3 mo. USD LIBOR + 1.520%, FRN (a) 2.199% 4/17/25	1,520,000	1,520,040
Cazenovia Creek Funding I LLC, Series 2015-1A, Class A (a) 2.000% 12/10/23	1,045,411	1,038,060
Citi Held For Asset Issuance, Series 2015-PM1, Class A (a) 1.850% 12/15/21	67,826	67,702
Citi Held For Asset Issuance, Series 2015-PM2, Class A (a) 2.350% 3/15/22	373,112	372,853
Citi Held For Asset Issuance, Series 2015-PM3, Class A (a) 2.560% 5/16/22	176,900	176,741
Citigroup Mortgage Loan Trust, Series 2005-OPT3, Class M2, 1 mo. USD LIBOR + .675%, FRN 1.200% 5/25/35	1,242,175	1,237,273
CKE Restaurant Holdings, Inc., Series 2013-1A, Class A2 (a) 4.474% 3/20/43	1,691,288	1,696,835

	Principal Amount	Value
Consumer Installment Loan Trust, Series 2016-LD1, Class A (a) 3.960% 7/15/22	$653,942	$657,101
Credit-Based Asset Servicing and Securitization LLC, Series 2006-RP2, Class A3, 1 mo. LIBOR + .300%, FRN (a) 0.825% 7/25/36	425,720	424,176
DB Master Finance LLC, Series 2015-1A, Class A2I (a) 3.262% 2/20/45	1,447,950	1,460,667
Diamond Resorts Owner Trust, Series 2013-2, Class A (a) 2.270% 5/20/26	1,243,608	1,236,379
Diamond Resorts Owner Trust, Series 2014-1, Class A (a) 2.540% 5/20/27	232,250	232,439
Diamond Resorts Owner Trust, Series 2015-1, Class A (a) 2.730% 7/20/27	378,838	381,054
Diamond Resorts Owner Trust, Series 2014-1, Class B (a) 2.980% 5/20/27	383,212	385,165
Diamond Resorts Owner Trust, Series 2015-2, Class A (a) 2.990% 5/22/28	806,153	821,165
Diamond Resorts Owner Trust, Series 2015-2, Class B (a) 3.540% 5/22/28	439,720	446,923
Domino’s Pizza Master Issuer LLC, Series 2015-1A, Class A2I (a) 3.484% 10/25/45	1,310,100	1,321,153
Domino’s Pizza Master Issuer LLC, Series 2012-1A, Class A2 (a) 5.216% 1/25/42	978,724	1,005,052
Dong Fang Container Finance II SPV Ltd., Series 2014-1A, Class A1 (a) 1.950% 11/25/39	541,667	531,093
Drug Royalty Corp., Inc., Series 2014-1, Class A1, 3 mo. USD LIBOR + 2.850%, FRN (a) 3.530% 7/15/23	528,714	532,692
Drug Royalty Corp., Inc., Series 2012-1, Class A1, 3 mo. USD LIBOR + 5.250%, FRN (a) 5.930% 7/15/24	321,769	327,427
Eaton Vance CLO, Series 2014-1A, Class A, 3 mo. USD LIBOR + 1.450%, FRN (a) 2.130% 7/15/26	1,275,000	1,274,146
Elara HGV Timeshare Issuer LLC, Series 2016-A, Class A (a) 2.810% 4/25/28	1,274,386	1,273,837

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Short-Duration Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Elara HGV Timeshare Issuer LLC, Series 2014-A, Class B (a) 3.020% 2/25/27	$507,148	$506,019
Element Rail Leasing I LLC, Series 2014-1A, Class A1 (a) 2.299% 4/19/44	446,691	437,875
Element Rail Leasing II LLC, Series 2015-1A, Class A1 (a) 2.707% 2/19/45	232,160	226,863
Element Rail Leasing II LLC, Series 2016-1A, Class A1 (a) 3.968% 3/19/46	649,688	654,480
Entegry New Orleans Storm Recovery Funding I LLC, Series 2015-1, Class A 2.670% 6/01/27	291,190	302,254
FNA Trust, Series 2014-1A, Class A (a) 1.296% 12/10/22	515,035	509,884
FNA Trust, Series 2015-1, Class A (a) 3.240% 12/10/23	470,386	469,131
FRS I LLC, Series 2013-1A, Class A1 (a) 1.800% 4/15/43	187,642	183,890
Galaxy XX CLO Ltd., Series 2015-20A, Class A, 3 mo. USD LIBOR + 1.450%, FRN (a) 2.146% 7/20/27	1,475,000	1,474,398
Global SC Funding One Ltd., Series 2015-1, Class B1 (a) 2.740% 1/18/30	162,220	159,806
GoldenTree Loan Opportunities VII Ltd., Series 2013-7A, Class A, 3 mo. USD LIBOR + 1.150%, FRN (a) 1.865% 4/25/25	1,505,000	1,497,154
Green Tree Agency Advance Funding Trust I, Series 2015-T2, Class AT2 (a) 3.095% 10/15/48	1,060,000	1,060,332
Hercules Capital Funding Trust, Series 2014-1A, Class A (a) 3.524% 4/16/21	380,061	378,873
Hilton Grand Vacations Trust, Series 2014-AA, Class A (a) 1.770% 11/25/26	581,677	575,638
Hilton Grand Vacations Trust, Series 2013-A, Class A (a) 2.280% 1/25/26	462,114	462,970
Icon Brand Holdings LLC, Series 2012-1A, Class A (Acquired 11/16/12-7/22/14, Cost $835,409) (a) (b) 4.229% 1/25/43	403,088	367,177
Icon Brand Holdings LLC, Series 2013-1A, Class A (Acquired 6/14/13, Cost $433,917) (a) (b) 4.352% 1/25/43	433,917	403,228

	Principal Amount	Value
ING Investment Management CLO Ltd., Series 2013-3A, Class A1, 3 mo. USD LIBOR + 1.450%, FRN (a) 2.129% 1/18/26	$790,000	$788,880
ING Investment Management CLO V Ltd., Series 2007-5A, Class A1A, 3 mo. USD LIBOR + .230%, FRN (a) 0.987% 5/01/22	405,619	404,765
LCM Ltd., Series 16A, Class A, 3 mo. USD LIBOR + 1.500%, FRN (a) 2.180% 7/15/26	1,250,000	1,254,658
LCM XI LP, Series 11A, Class A, 3 mo. USD LIBOR + 1.300%, FRN (a) 1.988% 4/19/22	3,083,775	3,083,799
LCM XIV LP, Series 14A, Class A, 3 mo. USD LIBOR + 1.150%, FRN (a) 1.830% 7/15/25	2,400,000	2,397,190
Leaf Receivables Funding LLC, Series 2016-1, Class A1 (a) 1.000% 6/15/17	1,216,375	1,216,381
Madison Park Funding XII Ltd., Series 2014-12A, Class A, 3 mo. USD LIBOR + 1.500%, FRN (a) 2.196% 7/20/26	2,175,000	2,175,063
Madison Park Funding XIV Ltd., Series 2014-14A, Class A2, 3 mo. USD LIBOR + 1.450%, FRN (a) 2.146% 7/20/26	930,000	930,027
Marlette Funding Trust, Series 2016-1A, Class A (a) 3.060% 1/17/23	1,331,655	1,332,090
Miramax LLC, Series 2014-1A, Class A2 (a) 3.340% 7/20/26	466,760	467,954
Morgan Stanley ABS Capital I, Inc. Trust, Series 2005-WMC6, Class M2, 1 mo. USD LIBOR + .750%, FRN 1.275% 7/25/35	159,323	160,423
Morgan Stanley ABS Capital I, Inc. Trust, Series 2005-WMC4, Class M4, 1 mo. USD LIBOR + .945%, FRN 1.470% 4/25/35	610,533	609,461
MVW Owner Trust, Series 2013-1A, Class A (a) 2.150% 4/22/30	455,010	453,050
MVW Owner Trust, Series 2014-2, Class A (a) 2.250% 9/22/31	825,492	825,859
MVW Owner Trust, Series 2016-1A, Class A (a) 2.250% 12/20/33	364,608	363,902
Nations Equipment Finance Funding II LLC, Series 2014-1A, Class A (a) 1.558% 7/20/18	141,286	141,207

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Short-Duration Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Nations Equipment Finance Funding III LLC, Series 2016-1A, Class A (a) 3.610% 2/20/21	$996,183	$997,593
Navitas Equipment Receivables LLC, Series 2015-1, Class A2 (a) 2.120% 11/15/18	1,011,097	1,012,366
Oak Hill Credit Partners X Ltd., Series 2014-10A, Class A, 3 mo. USD LIBOR + 1.470%, FRN (a) 2.166% 7/20/26	450,000	450,015
OHA Loan Funding Ltd., Series 2015-1A, Class A, 3 mo. USD LIBOR + 1.500%, FRN (a) 2.317% 2/15/27	1,350,000	1,350,096
OnDeck Asset Securitization Trust II LLC, Series 2016-1A, Class A (a) 4.210% 5/17/20	420,000	419,481
Orange Lake Timeshare Trust, Series 2014-AA, Class A (a) 2.290% 7/09/29	158,048	158,948
Oxford Finance Funding Trust, Series 2014-1A, Class A (a) 3.475% 12/15/22	320,000	316,544
Oxford Finance Funding Trust, Series 2016-1A, Class A (a) 3.968% 6/17/24	700,000	703,516
RAAC, Series 2006-RP2, Class A, 1 mo. USD LIBOR + .250%, FRN (a) 0.774% 2/25/37	382,669	379,075
Race Point VIII CLO Ltd., Series 2012-7A, Class A, 3 mo. USD LIBOR + 1.420%, FRN (a) 2.208% 11/08/24	550,000	549,605
Residential Asset Mortgage Products, Inc., Series 2005-EFC5, Class M1, 1 mo. USD LIBOR + .400%, FRN 0.925% 10/25/35	287,147	286,788
SBA Tower Trust, Series 2014-1A, Class C, STEP (a) 2.898% 10/15/44	1,390,000	1,409,534
Sierra Receivables Funding Co. LLC, Series 2014-2A, Class A (a) 2.050% 6/20/31	301,571	302,147
Sierra Receivables Funding Co. LLC, Series 2013-2A, Class A (a) 2.280% 11/20/25	274,253	274,956
Sierra Receivables Funding Co. LLC, Series 2014-3A, Class A (a) 2.300% 10/20/31	1,195,956	1,196,432
Sierra Receivables Funding Co. LLC, Series 2015-1A, Class A (a) 2.400% 3/22/32	1,322,688	1,328,963

	Principal Amount	Value
Sierra Receivables Funding Co. LLC, Series 2015-3A, Class A (a) 2.580% 9/20/32	$459,914	$461,711
Sierra Receivables Funding Co. LLC, Series 2012-1A, Class A (a) 2.840% 11/20/28	83,621	83,806
Sierra Receivables Funding Co. LLC, Series 2015-3A, Class B (a) 3.080% 9/20/32	172,468	172,609
Sierra Receivables Funding Co. LLC, Series 2011-3A, Class A (a) 3.370% 7/20/28	52,397	52,507
Sierra Timeshare Receivables Funding LLC, Series 2016-2A, Class B (a) 2.780% 7/20/33	243,878	243,256
SoFi Consumer Loan Program LLC, Series 2016-2A, Class A (a) 3.090% 10/27/25	2,160,000	2,170,461
SoFi Consumer Loan Program LLC, Series 2016-1A, Class A (a) 3.260% 8/25/25	1,965,119	1,974,429
SpringCastle America Funding LLC, Series 2014-AA, Class A (a) 2.700% 5/25/23	1,651,160	1,651,676
SpringCastle America Funding LLC, Series 2016-AA, Class A (a) 3.050% 4/25/29	2,070,000	2,069,921
SPS Servicer Advance Receivables Trust, Series 2015-T3, Class AT3 (a) 2.920% 7/15/47	550,000	551,264
Structured Asset Securities Corp., Series 2007-BC4, Class A3, 1 mo. USD LIBOR + .250%, FRN 0.775% 11/25/37	23,760	23,749
SVO VOI Mortgage LLC, Series 2012-AA, Class A (a) 2.000% 9/20/29	674,668	673,286
Symphony CLO XV Ltd., Series 2014-15A, Class A, 3 mo. USD LIBOR + 1.450%, FRN (a) 2.129% 10/17/26	1,140,000	1,140,018
Taco Bell Funding LLC, Series 2016-1A, Class A2I (a) 3.832% 5/25/46	1,330,000	1,351,523
TAL Advantage LLC, Series 2014-2A, Class A1 (a) 1.700% 5/20/39	898,655	886,569
TCI-Symphony CLO Ltd., Series 2016-1A, Class A, 3 mo. USD LIBOR + 1.480%, FRN (a) (c) 2.399% 10/13/29	1,060,000	1,060,000

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Short-Duration Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Trade MAPS 1 Ltd., Series 2013-1A, Class A, 1 mo. LIBOR + .700%, FRN (a) 1.218% 12/10/18	$1,275,000	$1,272,918
Trip Rail Master Funding LLC, Series 2011-1A, Class A1B, 1 mo. LIBOR + 2.500%, FRN (a) 3.024% 7/15/41	485,903	479,727
Trip Rail Master Funding LLC, Series 2011-1A, Class A1A (a) 4.370% 7/15/41	454,888	459,057
Voya CLO Ltd., Series 2014-2A, Class A1, 3 mo. USD LIBOR + 1.450%, FRN (a) 2.129% 7/17/26	1,220,000	1,220,007
Welk Resorts LLC, Series 2015-AA, Class A (a) 2.790% 6/16/31	384,164	386,711
Wendys Funding LLC, Series 2015-1A, Class A2I (a) 3.371% 6/15/45	3,019,500	3,033,148
Westgate Resorts LLC, Series 2014-1A, Class A (a) 2.150% 12/20/26	559,828	552,685
Westgate Resorts LLC, Series 2015-2A, Class A (a) 3.200% 7/20/28	1,047,876	1,049,175

		102,461,565

Student Loans ABS — 7.1%
Academic Loan Funding Trust, Series 2013-1A, Class A, 1 mo. USD LIBOR + .800%, FRN (a) 1.325% 12/26/44	294,431	289,708
Access Group, Inc., Series 2004-A, Class A2, 3 mo. USD LIBOR + .260%, FRN 0.975% 4/25/29	212,865	212,045
Access Group, Inc., Series 2015-1, Class A, 1 mo. USD LIBOR + .700%, FRN (a) 1.225% 7/25/56	1,109,147	1,084,706
Access Group, Inc., Series 2003-A, Class A3, 3 mo. Treasury + 1.200%, FRN 1.515% 7/01/38	592,417	538,372
Access Group, Inc., Series 2015-1, Class B, 1 mo. USD LIBOR + 1.500%, FRN (a) 2.025% 7/25/58	430,000	375,715
CIT Education Loan Trust, Series 2005-1, Class A3, 3 mo. USD LIBOR + .120%, FRN 0.970% 3/15/26	244,392	240,841

	Principal Amount	Value
College Loan Corp. Trust I, Series 2005-2, Class B, 3 mo. USD LIBOR + .490%, FRN 1.170% 1/15/37	$864,547	$743,359
Credit Suisse ABS Repackaging Trust, Series 2013-A, Class B (a) 2.500% 1/25/30	727,330	691,021
DRB Prime Student Loan Trust, Series 2015-D, Class A1, 1 mo. USD LIBOR + 1.700%, FRN (a) 2.225% 1/25/40	1,163,891	1,136,462
DRB Prime Student Loan Trust, Series 2015-A, Class A3 2.320% 4/25/30	663,106	662,574
DRB Prime Student Loan Trust, Series 2016-A, Class A1, 1 mo. USD LIBOR + 2.000%, FRN (a) 2.524% 4/25/40	788,849	786,653
DRB Prime Student Loan Trust, Series 2015-B, Class A3 (a) 2.540% 4/27/26	503,710	500,417
DRB Prime Student Loan Trust, Series 2016-B, Class A2 (a) 2.890% 6/25/40	1,126,742	1,124,880
DRB Prime Student Loan Trust, Series 2015-A, Class A2 (a) 3.060% 7/25/31	616,148	611,368
DRB Prime Student Loan Trust, Series 2015-B, Class A2 (a) 3.170% 7/25/31	743,874	758,645
DRB Prime Student Loan Trust, Series 2015-D, Class A2 (a) 3.200% 1/25/40	1,949,331	1,991,517
Earnest Student Loan Program LLC, Series 2016-B, Class A1, 1 mo. USD LIBOR + 2.050%, FRN (a) 2.575% 2/26/35	1,695,162	1,695,161
Earnest Student Loan Program LLC, Series 2016-C, Class A2 (a) 2.680% 7/25/35	2,285,232	2,269,843
ECMC Group Student Loan Trust, Series 2016-1A, Class A, 1 mo. USD LIBOR + 1.350%, FRN (a) 1.864% 7/26/66	2,310,000	2,309,962
Education Funding Capital Trust I, Series 2004-1, Class A4, 28 day ARS, FRN 1.934% 6/15/43	1,050,000	1,045,313
Education Funding Capital Trust I, Series 2004-1, Class B1, 28 day ARS, FRN 1.943% 6/15/43	100,000	92,502

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Short-Duration Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Education Funding Capital Trust I, Series 2004-1, Class A6, 28 day ARS, FRN 1.943% 6/15/43	$450,000	$437,307
Kentucky Higher Education Student Loan Corp., Series 2015-1, Class A1, 1 mo. USD LIBOR + .750%, FRN 1.273% 12/01/31	726,029	711,944
KeyCorp Student Loan Trust, Series 2004-A, Class 2A2, 3 mo. USD LIBOR + .300%, FRN 1.034% 10/28/41	70,582	70,313
KeyCorp Student Loan Trust, Series 2006-A, Class 2A4, 3 mo. USD LIBOR + .310%, FRN 1.163% 9/27/35	505,346	499,849
National Collegiate Student Loan Trust, Series 2006-3, Class A3, 1 mo. USD LIBOR + .150%, FRN 0.675% 10/25/27	133,299	133,030
National Collegiate Student Loan Trust, Series 2005-1, Class A4, 1 mo. USD LIBOR + .240%, FRN 0.765% 11/27/28	338,910	335,686
Navient Private Education Loan Trust, Series 2015-BA, Class A1, 1 mo. USD LIBOR + .600%, FRN (a) 1.124% 5/15/23	155,900	155,824
Navient Private Education Loan Trust, Series 2014-AA, Class A2A (a) 2.740% 2/15/29	930,000	946,343
Navient Student Loan Trust, Series 2016-5A, Class A, 1 mo. USD LIBOR + 1.250%, FRN (a) 1.000% 6/25/65	3,337,796	3,337,805
Nelnet Student Loan Trust, Series 2013-5A, Class A, 1 mo. USD LIBOR + .630%, FRN (a) 1.155% 1/25/37	684,338	665,585
Nelnet Student Loan Trust, Series 2015-3A, Class B, 1 mo. USD LIBOR + 1.500%, FRN (a) 2.024% 7/27/50	395,000	340,732
North Carolina State Education Assistance Authority, Series 2011-2, Class A2, 3 mo. USD LIBOR + .800%, FRN 1.515% 7/25/25	619,238	613,371
North Carolina State Education Assistance Authority, Series 2011-1, Class A2, 3 mo. USD LIBOR + .900%, FRN 1.615% 1/26/26	294,985	294,667

	Principal Amount	Value
Pennsylvania Higher Education Assistance Agency, Series 2003-1, Class A3, 28 day ARS, FRN 2.013% 7/25/42	$250,000	$240,725
SLC Private Student Loan Trust, Series 2006-A, Class A5, 3 mo. USD LIBOR + .170%, FRN 0.850% 7/15/36	161,726	161,160
SLC Private Student Loan Trust, Series 2006-A, Class C, 3 mo. USD LIBOR + .450%, FRN 1.130% 7/15/36	567,000	509,850
SLM Student Loan Trust, Series 2006-10, Class B, 3 mo. USD LIBOR + .220%, FRN 0.535% 3/25/44	445,559	366,894
SLM Student Loan Trust, Series 2007-5, Class A6, 3 mo. USD LIBOR + .110%, FRN 0.825% 1/26/43	480,000	414,027
SLM Student Loan Trust, Series 2003-14, Class A6, 3 mo. USD LIBOR + .300%, FRN 1.015% 7/25/25	520,000	491,176
SLM Student Loan Trust, Series 2005-8, Class B, 3 mo. USD LIBOR + .310%, FRN 1.025% 1/25/40	717,321	612,815
SLM Student Loan Trust, Series 2003-11, Class B, 3 mo. USD LIBOR + .650%, FRN 1.500% 12/15/38	567,290	508,132
SLM Student Loan Trust, Series 2012-A, Class A1, 1 mo. USD LIBOR + 1.400%, FRN (a) 1.924% 8/15/25	62,788	62,904
SLM Student Loan Trust, Series 2003-5, Class A7, 28 day ARS, FRN 3.007% 6/17/30	100,000	100,000
SMB Private Education Loan Trust, Series 2016-A, Class A1, 1 mo. USD LIBOR + .700%, FRN (a) 1.224% 5/15/23	1,896,767	1,896,766
SMB Private Education Loan Trust, Series 2016-B, Class A2B, 1 mo. USD LIBOR + 1.450%, FRN (a) 1.974% 2/17/32	480,000	479,999
SoFi Professional Loan Program LLC, Series 2016-B, Class A2A (a) 1.680% 3/25/31	1,219,218	1,220,410
SoFi Professional Loan Program LLC, Series 2016-B, Class A1, 1 mo. USD LIBOR + 1.200%, FRN (a) 1.725% 6/25/33	1,321,342	1,321,342

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Short-Duration Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
SoFi Professional Loan Program LLC, Series 2016-A, Class A1, 1 mo. USD LIBOR + 1.750%, FRN (a) 2.275% 8/25/36	$1,186,354	$1,207,767
SoFi Professional Loan Program LLC, Series 2016-C, Class A2B (a) 2.360% 12/27/32	280,000	277,634
SoFi Professional Loan Program LLC, Series 2016-A, Class A2 (a) 2.760% 12/26/36	1,342,504	1,363,006
SoFi Professional Loan Program LLC, Series 2014-A, Class A2 (a) 3.020% 10/25/27	241,399	246,047

		39,184,174

WL Collateral CMO — 1.3%
Bank of America Mortgage Securities, Series 2004-G, Class 2A7, FRN 3.301% 8/25/34	85,909	84,119
Connecticut Avenue Securities, Series 2015-C02, Class 1M1, 1 mo. USD LIBOR + 1.150%, FRN 1.675% 5/25/25	351,280	351,724
Connecticut Avenue Securities, Series 2015-C03, Class 1M1, 1 mo. USD LIBOR + 1.500%, FRN 2.025% 7/25/25	1,352,001	1,354,761
Connecticut Avenue Securities, Series 2015-C04, Class 1M1, 1 mo. USD LIBOR + 1.600%, FRN 2.125% 4/25/28	1,173,909	1,176,354
Countrywide Home Loans, Inc., Series 2004-2, Class 1A1, FRN 2.954% 2/25/34	23,881	22,958
Countrywide Home Loans, Inc., Series 2003-42, Class 1A1, FRN 3.294% 9/25/33	9,384	8,845
Federal Home Loan Mortgage Corp. Structured Agency Credit Risk Debt Notes, Series 2016-HQA3, Class M1, 1 mo. USD LIBOR + .800%, FRN 1.324% 3/25/29	390,000	390,128
Federal Home Loan Mortgage Corp. Structured Agency Credit Risk Debt Notes, Series 2016-HQA3, Class M2, 1 mo. USD LIBOR + 1.350%, FRN 1.874% 3/25/29	350,000	350,430
Federal National Mortgage Association Connecticut Avenue Securities, Series 2016-C05, Class 2M1, 1 mo. USD LIBOR + 1.350%, FRN 1.875% 1/25/29	1,078,037	1,082,286

	Principal Amount	Value
Federal National Mortgage Association Connecticut Avenue Securities, Series 2016-C04, Class 1M1, 1 mo. USD LIBOR + 1.450%, FRN 1.975% 1/25/29	$1,218,494	$1,225,871
GSR Mortgage Loan Trust, Series 2004-9, Class 2A1, VRN 3.285% 8/25/34	15,017	14,721
IndyMac Index Mortgage Loan Trust, Series 2004-AR4, Class 1A, VRN 2.786% 8/25/34	78,118	69,747
Merrill Lynch Mortgage Investors, Inc., Series 2005-A8, Class A3A2, 1 mo. USD LIBOR + .250%, FRN 0.775% 8/25/36	9,465	9,437
Merrill Lynch Mortgage Investors, Inc., Series 2004-A1, Class IIA2, VRN 2.806% 2/25/34	180,987	183,511
Merrill Lynch Mortgage Investors, Inc., Series 2004-A1, Class IA, VRN 3.032% 2/25/34	9,572	9,458
Merrill Lynch Mortgage Investors, Inc., Series 2003-A4, Class IA, VRN 3.065% 7/25/33	5,375	5,296
Morgan Stanley Mortgage Loan Trust, Series 2004-2AR, Class 1A, FRN 2.875% 2/25/34	304	312
Structured Adjustable Rate Mortgage Loan Trust, Series 2004-2, Class 2A, VRN 3.056% 3/25/34	50,487	50,685
Structured Agency Credit Risk Debt Notes, Series 2015-DNA1, Class M1, 1 mo. USD LIBOR + .900%, FRN 1.425% 10/25/27	428,804	429,339
Structured Agency Credit Risk Debt Notes, Series 2016-DNA1, Class M1, 1 mo. USD LIBOR + 1.450%, FRN 1.975% 7/25/28	584,986	587,563
WaMu Mortgage Pass-Through Certificates, Series 2004-AR2, Class A, 12 mo. MTA + 1.400%, FRN 1.907% 4/25/44	109,639	109,502

		7,517,047

WL Collateral PAC — 0.0%
Structured Asset Securities Corp., Series 2002-11A, Class 2A1, FRN 3.157% 6/25/32	30,617	29,904

TOTAL NON-U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $237,303,836)		236,726,325

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Short-Duration Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
U.S. GOVERNMENT AGENCY OBLIGATIONS AND INSTRUMENTALITIES — 7.0%
Collateralized Mortgage Obligations — 6.6%
Federal Home Loan Mortgage Corp. Series 4291, Class K 3.000% 5/15/38	$2,293,376	$2,362,927
Series 4447, Class PA 3.000% 12/15/44	595,125	625,635
Series 3990, Class VA 3.500% 1/15/25	1,487,701	1,586,292
Series 4213, Class VE 3.500% 6/15/26	1,423,155	1,526,717
Series 4290, Class CA 3.500% 12/15/38	3,066,981	3,190,790
Series 4443, Class BA 3.500% 4/15/41	788,863	819,792
Series 2626, Class A 4.000% 6/15/33	900,561	980,016
Series 4328, Class DA 4.000% 1/15/36	2,566,208	2,698,625
Series 4325, Class MA 4.000% 9/15/39	3,064,177	3,214,313
Series 4336, Class MA 4.000% 1/15/40	4,755,641	4,993,764
Series 4323, Class CA 4.000% 3/15/40	2,009,214	2,144,579
Federal National Mortgage Association Series 2016-74, Class GF 1.000% 10/25/46 1 mo. LIBOR + .500%, FRN	2,350,000	2,350,000
Series 2016-62, Class FC 1.025% 9/25/46 1 mo. LIBOR + .500%, FRN	1,993,995	1,991,301
Series 2015-58, Class JP 2.500% 3/25/37	1,075,586	1,102,977
Series 2015-20, Class EV 3.500% 7/25/26	1,597,699	1,720,285
Series 2014-14, Class A 3.500% 2/25/37	1,615,379	1,666,920
Series 2015-62, Class VA 4.000% 10/25/26	480,180	527,196
Series 2014-48, Class AB 4.000% 10/25/40	1,394,575	1,465,696
Series 2013-112, Class HQ 4.000% 11/25/43	587,644	635,487
Government National Mortgage Association, Series 2014-131, Class BW, VRN 2.977% 5/20/41	692,941	706,301

		36,309,613

	Principal Amount	Value
Pass-Through Securities — 0.4%
Federal Home Loan Mortgage Corp. Pool #1Q0239 1 year CMT + 2.254%, FRN 2.775% 3/01/37	$746,123	$790,969
Federal National Mortgage Association Pool #725692 2.642% 10/01/33 1 year CMT + 2.144%, FRN	121,093	127,418
Pool #888586 2.668% 10/01/34 1 year CMT + 2.212%, FRN	228,296	240,740
Pool #775539 2.821% 5/01/34 12 mo. USD LIBOR + 1.635%, FRN	77,248	80,791
Pool #684154 5.500% 2/01/18	2,522	2,584
Pool #702331 5.500% 5/01/18	46,056	47,476
Pool #725796 5.500% 9/01/19	351,929	368,513
Pool #844564 5.500% 12/01/20	86,376	91,864
Government National Mortgage Association Pool #507545 7.500% 8/15/29	31,144	38,044
Government National Mortgage Association II Pool #82462 2.000% 1/20/40 1 year CMT + 1.500%, FRN	239,513	247,077
Pool #82488 2.000% 3/20/40 1 year CMT + 1.500%, FRN	310,621	320,856

		2,356,332

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS AND INSTRUMENTALITIES (Cost $38,878,121)		38,665,945

U.S. TREASURY OBLIGATIONS — 3.9%
U.S. Treasury Bonds & Notes — 3.9%
U.S. Treasury Note 0.625% 6/30/18	8,600,000	8,581,524
U.S. Treasury Note 0.750% 2/15/19	1,700,000	1,696,626
U.S. Treasury Note 0.875% 7/31/19	7,300,000	7,301,140
U.S. Treasury Note 1.250% 3/31/21	1,500,000	1,507,922
U.S. Treasury Note (d) (e) 1.750% 10/31/18	2,300,000	2,344,383

		21,431,595

TOTAL U.S. TREASURY OBLIGATIONS (Cost $21,458,672)		21,431,595

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Short-Duration Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
TOTAL BONDS & NOTES (Cost $550,350,854)		$553,752,118

TOTAL LONG-TERM INVESTMENTS (Cost $550,350,854)		553,752,118

SHORT-TERM INVESTMENTS — 0.9%
Commercial Paper — 0.9%
Dollar General Corp. (a) 0.600% 10/03/16	$5,250,000	5,249,654

		5,249,654

TOTAL SHORT-TERM INVESTMENTS (Cost $5,249,825)		5,249,654

TOTAL INVESTMENTS — 100.8% (Cost $555,600,679) (f)		559,001,772

Other Assets/(Liabilities) — (0.8)%		(4,445,310)

NET ASSETS — 100.0%		$554,556,462

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

ABS	Asset-Backed Security
ARS	Auction Rate Security
CLO	Collateralized Loan Obligation
CMO	Collateralized Mortgage Obligation
CMT	Constant Maturity Treasury Index
FRN	Floating Rate Note
MBS	Mortgage-Backed Security
MTA	Monthly Treasury Average Index
PAC	Planned Amortization Class
STEP	Step Up Bond
VRN	Variable Rate Note
WL	Whole Loan
(a)	Securities exempt from registration under rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2016, these securities amounted to a value of $234,254,276 or 42.24% of net assets.
(b)	Restricted security. Certain securities are restricted as to resale. At September 30, 2016, these securities amounted to a value of $770,405 or 0.14% of net assets. The Fund generally bears the costs, if any, associated with the disposition of restricted securities.
(c)	This security is fair valued in good faith in accordance with procedures approved by the Board of Trustees. At September 30, 2016, these securities amounted to a value of $1,060,000 or 0.19% of net assets.
(d)	A portion of this security is held as collateral for open futures contracts. (Note 2).
(e)	All or a portion of this security is held as collateral for open swap agreements. (Note 2).
(f)	See Note 6 for aggregate cost for federal tax purposes.

Country weightings, as a percentage of net assets, is as follows:
United States	83.4%
Cayman Islands	6.3%
Netherlands	2.8%
Ireland	1.2%
Luxembourg	1.0%
Canada	0.9%
United Kingdom	0.8%
Japan	0.8%
Austria	0.6%
New Zealand	0.5%
Mexico	0.4%
Australia	0.4%
Turkey	0.3%
Colombia	0.2%
Brazil	0.2%
United States Virgin Islands	0.1%
Bermuda	0.0%

Total Long-Term Investments	99.9%
Short-Term Investments and Other Assets and Liabilities	0.1%

Net Assets	100.0%

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Inflation-Protected and Income Fund – Portfolio of Investments

September 30, 2016

	Principal Amount	Value
BONDS & NOTES — 151.4%

CORPORATE DEBT — 4.1%
Auto Manufacturers — 0.8%
General Motors Financial Co., Inc. 3 mo. USD LIBOR + 2.060%, FRN 2.740% 1/15/19	$1,280,000	$1,296,756
Nissan Motor Acceptance Corp. 3 mo. USD LIBOR + .550%, FRN (a) 1.385% 3/03/17	1,100,000	1,102,097

		2,398,853

Banks — 0.2%
The Huntington National Bank 3 mo. USD LIBOR + .425%, FRN 1.140% 4/24/17	765,000	764,538

Computers — 0.7%
Diamond 1 Finance Corp./Diamond 2 Finance Corp. (a) 3.480% 6/01/19	800,000	822,776
Hewlett-Packard Co. 3 mo. USD LIBOR + 1.930%, FRN (a) 2.784% 10/05/18	1,300,000	1,321,861

		2,144,637

Diversified Financial — 1.7%
The Goldman Sachs Group, Inc. 3 mo. USD LIBOR + .625%, FRN 1.460% 6/04/17	1,625,000	1,627,372
The Goldman Sachs Group, Inc. 3 mo. USD LIBOR + .800%, FRN 1.650% 12/15/17	2,250,000	2,256,876
Ally Financial, Inc. 3.600% 5/21/18	1,295,000	1,314,425

		5,198,673

Holding Company – Diversified — 0.3%
MUFG Americas Holdings Corp. 3 mo. USD LIBOR + .570%, FRN 1.362% 2/09/18	870,000	867,017

Pharmaceuticals — 0.4%
Actavis Funding SCS 3 mo. USD LIBOR + 1.080%, FRN 1.925% 3/12/18	1,250,000	1,259,864

TOTAL CORPORATE DEBT (Cost $13,148,481)		12,633,582

MUNICIPAL OBLIGATIONS — 0.1%
Access to Loans for Learning Student Loan Corp., Series 2004-IV, Class Note FRN 0.915% 4/25/24	135,927	135,897

	Principal Amount	Value
Louisiana State Public Facilities Authority, Series 2011-A, Class A2 FRN 1.538% 4/26/27	$170,969	$169,930

		305,827

TOTAL MUNICIPAL OBLIGATIONS (Cost $304,517)		305,827

NON-U.S. GOVERNMENT AGENCY OBLIGATIONS —54.0%
Auto Floor Plan ABS — 1.0%
Ally Master Owner Trust, Series 2015-2, Class A1, 1 mo. LIBOR + .570%, FRN 1.094% 1/15/21	900,000	900,205
Navistar Financial Dealer Note Master Owner Trust II, Series 2016-1, Class A, 1 mo. LIBOR + 1.350%, FRN (a) 1.000% 9/27/21	520,000	523,272
Navistar Financial Dealer Note Master Trust, Series 2014-1, Class A, 1 mo. LIBOR + .750%, FRN (a) 1.274% 10/25/19	1,300,000	1,300,325
NCF Dealer Floorplan Master Trust, Series 2014-1A, Class A, 1 mo. LIBOR + 1.500%, FRN (a) 2.032% 10/20/20	250,000	250,000

		2,973,802

Automobile ABS — 17.3%
American Credit Acceptance Receivables Trust, Series 2015-2, Class A (a) 1.570% 6/12/19	216,334	215,925
American Credit Acceptance Receivables Trust, Series 2016-3, Class A (a) 1.700% 11/12/20	565,597	565,111
American Credit Acceptance Receivables Trust, Series 2015-3, Class A (a) 1.950% 9/12/19	750,963	752,713
American Credit Acceptance Receivables Trust, Series 2016-2, Class A (a) 2.220% 7/13/20	1,780,163	1,782,603
American Credit Acceptance Receivables Trust, Series 2016-1A, Class A (a) 2.370% 5/12/20	235,753	235,824
ARI Fleet Lease Trust, Series 2016-A, Class A1 (a) 0.800% 3/15/17	617,926	617,698
Bank of The West Auto Trust, Series 2014-1, Class A4 (a) 1.650% 3/16/20	420,000	422,486

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Inflation-Protected and Income Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
California Republic Auto Receivables Trust, Series 2013-2, Class A2 1.230% 3/15/19	$109,332	$109,303
California Republic Auto Receivables Trust, Series 2013-1, Class A2 (a) 1.410% 9/17/18	196,055	197,284
California Republic Auto Receivables Trust, Series 2015-4, Class A2 (a) 1.600% 9/17/18	1,653,445	1,656,728
CFC LLC, Series 2014-2A, Class A (a) 1.440% 11/16/20	329,245	327,874
CFC LLC, Series 2014-1A, Class A (a) 1.460% 12/17/18	15,451	15,439
CFC LLC, Series 2015-1A, Class A (a) 1.750% 6/15/21	284,002	282,791
Chesapeake Funding II LLC, Series 2016-2A, Class A2, 1 mo. USD LIBOR + 1.000%, FRN (a) 1.448% 6/15/28	1,540,000	1,547,814
Chesapeake Funding LLC, Series 2015-1A, Class B, 1 mo. LIBOR + .950%, FRN (a) 1.469% 2/07/27	260,000	259,847
CPS Auto Trust, Series 2014-B, Class A (a) 1.110% 11/15/18	130,108	129,662
CPS Auto Trust, Series 2014-A, Class A (a) 1.210% 8/15/18	33,040	32,984
CPS Auto Trust, Series 2014-C, Class A (a) 1.310% 2/15/19	166,520	166,308
CPS Auto Trust, Series 2013-A, Class A (a) 1.310% 6/15/20	194,295	193,348
CPS Auto Trust, Series 2012-D, Class A (a) 1.480% 3/16/20	93,277	92,841
CPS Auto Trust, Series 2014-D, Class A (a) 1.490% 4/15/19	1,170,544	1,169,797
CPS Auto Trust, Series 2015-A, Class A (a) 1.530% 7/15/19	206,180	205,854
CPS Auto Trust, Series 2013-D, Class A (a) 1.540% 7/16/18	48,688	48,660
CPS Auto Trust, Series 2016-C, Class A (a) 1.620% 1/15/20	366,143	365,685
CPS Auto Trust, Series 2013-C, Class A (a) 1.640% 4/16/18	10,198	10,200

	Principal Amount	Value
CPS Auto Trust, Series 2015-B, Class A (a) 1.650% 11/15/19	$411,858	$410,994
CPS Auto Trust, Series 2015-C, Class A (a) 1.770% 6/17/19	319,614	320,409
CPS Auto Trust, Series 2013-B, Class A (a) 1.820% 9/15/20	238,268	236,892
CPS Auto Trust, Series 2016-B, Class A (a) 2.070% 11/15/19	407,886	407,992
CPS Auto Trust, Series 2016-A, Class A (a) 2.250% 10/15/19	384,426	385,249
CPS Auto Trust, Series 2012-C, Class A (a) 2.260% 12/16/19	91,095	90,913
CPS Auto Trust, Series 2015-C, Class B (a) 2.550% 2/18/20	450,000	452,208
Credit Acceptance Auto Loan Trust, Series 2014-2A, Class A (a) 1.880% 3/15/22	680,000	680,182
Drive Auto Receivables Trust, Series 2016-BA, Class A2 (a) 1.380% 8/15/18	1,590,633	1,590,142
Drive Auto Receivables Trust, Series 2016-BA, Class A3 (a) 1.670% 7/15/19	560,000	559,597
Drive Auto Receivables Trust, Series 2016-AA, Class A3 (a) 2.110% 5/15/19	2,200,000	2,202,945
Drive Auto Receivables Trust, Series 2016-BA, Class B (a) 2.560% 6/15/20	270,000	272,170
DT Auto Owner Trust, Series 2015-2A, Class A (a) 1.240% 9/17/18	308,374	308,385
DT Auto Owner Trust, Series 2015-3A, Class A (a) 1.660% 3/15/19	169,153	169,249
DT Auto Owner Trust, Series 2016-2A, Class A (a) 1.730% 8/15/19	431,046	430,486
DT Auto Owner Trust, Series 2016-3A, Class A (a) 1.750% 11/15/19	397,547	397,945
DT Auto Owner Trust, Series 2016-1A, Class A (a) 2.000% 9/16/19	1,146,688	1,146,481

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Inflation-Protected and Income Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
DT Auto Owner Trust, Series 2016-1A, Class B (a) 2.790% 5/15/20	$1,650,000	$1,665,352
Enterprise Fleet Financing LLC, Series 2016-1, Class A1 (a) 0.800% 2/20/17	482,733	482,409
Enterprise Fleet Financing LLC, Series 2016-2, Class A1 (a) 0.850% 7/20/17	2,848,500	2,841,214
Enterprise Fleet Financing LLC, Series 2014-1, Class A2 (a) 0.870% 9/20/19	91,770	91,676
Enterprise Fleet Financing LLC, Series 2016-1, Class A2 (a) 1.830% 9/20/21	830,000	829,908
Exeter Automobile Receivables Trust, Series 2014-3A, Class A (a) 1.320% 1/15/19	37,588	37,534
Exeter Automobile Receivables Trust, Series 2015-2A, Class A (a) 1.540% 11/15/19	167,299	166,717
Exeter Automobile Receivables Trust, Series 2015-1A, Class A (a) 1.600% 6/17/19	136,220	136,298
Exeter Automobile Receivables Trust, Series 2015-3A, Class A (a) 2.000% 3/16/20	376,678	375,658
Exeter Automobile Receivables Trust, Series 2013-2A, Class B (a) 3.090% 7/16/18	26,529	26,545
First Investors Auto Owner Trust, Series 2015-1A, Class A2 (a) 1.210% 4/15/19	189,573	189,525
First Investors Auto Owner Trust, Series 2013-2A, Class A2 (a) 1.230% 3/15/19	10,055	10,055
First Investors Auto Owner Trust, Series 2015-2A, Class A1 (a) 1.590% 12/16/19	373,996	374,105
First Investors Auto Owner Trust, Series 2016-1A, Class A1 (a) 1.920% 5/15/20	835,654	837,013
Flagship Credit Auto Trust, Series 2014-1, Class A (a) 1.210% 4/15/19	76,526	76,386
Flagship Credit Auto Trust, Series 2014-2, Class A (a) 1.430% 12/16/19	134,280	133,905
Flagship Credit Auto Trust, Series 2016-3, Class A1 (a) 1.610% 12/15/19	1,049,823	1,048,979

	Principal Amount	Value
Flagship Credit Auto Trust, Series 2015-1, Class A (a) 1.630% 6/15/20	$314,143	$312,597
Flagship Credit Auto Trust, Series 2013-2, Class A (a) 1.940% 1/15/19	44,144	44,189
Flagship Credit Auto Trust, Series 2015-2, Class A (a) 1.980% 10/15/20	672,278	669,992
Flagship Credit Auto Trust, Series 2015-3, Class A (a) 2.380% 10/15/20	1,254,883	1,260,079
Flagship Credit Auto Trust, Series 2016-1, Class A (a) 2.770% 12/15/20	667,976	672,519
Flagship Credit Auto Trust, Series 2013-2, Class B (a) 3.210% 8/15/19	540,000	543,668
GLS Auto Receivables Trust, Series 2015-1A, Class A (a) 2.250% 12/15/20	441,840	441,242
GO Financial Auto Securitization Trust, Series 2015-1, Class A (a) 1.810% 3/15/18	80,583	80,547
Hertz Fleet Lease Funding LP, Series 2016-1, Class A1, 1 mo. USD LIBOR + 1.100%, FRN (a) 1.618% 4/10/30	1,200,000	1,202,806
NextGear Floorplan Master Owner Trust, Series 2016-1A, Class A1, 1 mo. LIBOR + 1.700%, FRN (a) 2.224% 4/15/21	730,000	731,417
Oscar US Funding Trust II, Series 2015-1A, Class A4 (a) 2.440% 6/15/22	620,000	612,647
Oscar US Funding Trust IV, Series 2016-1A, Class A2B, 1 mo. USD LIBOR + 1.700%, FRN (a) 2.224% 7/15/20	453,860	453,734
Oscar US Funding Trust V, Series 2016-2A, Class A1 (a) 0.900% 9/17/17	1,170,000	1,170,000
Prestige Auto Receivables Trust, Series 2015-1, Class B (a) 2.040% 4/15/21	580,000	580,333
Santander Drive Auto Receivables Trust, Series 2016-2, Class A1 0.750% 5/15/17	362,038	362,054
Santander Drive Auto Receivables Trust, Series 2015-4, Class A2B, 1 mo. USD LIBOR + .700%, FRN 1.224% 12/17/18	295,174	295,142

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Inflation-Protected and Income Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Santander Drive Auto Receivables Trust, Series 2016-1, Class A2B, 1 mo. USD LIBOR + .780%, FRN 1.304% 7/15/19	$1,577,506	$1,578,092
Santander Drive Auto Receivables Trust, Series 2015-S2, Class R1 (a) 1.840% 11/18/19	8,555	8,547
Santander Drive Auto Receivables Trust, Series 2014-2, Class C 2.330% 11/15/19	2,400,000	2,413,968
Santander Drive Auto Receivables Trust, Series 2014-1, Class C 2.360% 4/15/20	500,000	503,477
Santander Drive Auto Receivables Trust, Series 2015-2, Class C 2.440% 4/15/21	900,000	909,008
Tidewater Auto Receivables Trust, Series 2016-AA, Class A2 (a) 2.300% 9/15/19	951,744	952,216
United Auto Credit Securitization Trust, Series 2016-1, Class A (a) 2.000% 10/15/17	156,665	156,628
Westlake Automobile Receivables Trust, Series 2016-2A, Class A1 (a) 0.850% 6/15/17	954,797	954,641
Westlake Automobile Receivables Trust, Series 2015-1A, Class A2 (a) 1.170% 3/15/18	75,183	75,170
Westlake Automobile Receivables Trust, Series 2015-2A, Class A2A (a) 1.280% 7/16/18	192,056	191,818
Westlake Automobile Receivables Trust, Series 2016-2A, Class A2 (a) 1.570% 6/17/19	640,000	639,321
Westlake Automobile Receivables Trust, Series 2016-1A, Class A2B, 1 mo. USD LIBOR + 1.050%, FRN (a) 1.574% 1/15/19	2,441,535	2,444,755
Wheels SPV 2 LLC, Series 2016-1A, Class A1 (a) 0.010% 8/20/17	1,781,147	1,781,010

		52,831,914

Commercial MBS — 0.7%
Banc of America Commercial Mortgage, Inc., Series 2007-3, Class A4, VRN 5.723% 6/10/49	174,171	176,230
Commercial Mortgage Pass-Through Certificates, Series 2014-BBG, Class A, 1 mo. LIBOR + .800%, FRN (a) 1.325% 3/15/29	900,000	892,671

	Principal Amount	Value
DBRR Trust, Series 2013-EZ3, Class A, VRN (a) 1.636% 12/18/49	$28,048	$28,039
DBUBS Mortgage Trust, Series 2011-LC1A, Class A1 (a) 3.742% 11/10/46	7,995	8,057
GCCFC Commercial Mortgage Trust, Series 2006-GG7, Class AM, VRN 5.951% 7/10/38	323,489	323,946
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2006-LDP7, Class AM, VRN 6.116% 4/17/45	56,973	56,973
Morgan Stanley Capital I, Series 2007-HQ11, Class AJ, VRN 5.508% 2/12/44	350,000	344,197
STRIPs Ltd., Series 2012-1A, Class A (a) 1.500% 12/25/44	162,408	162,408

		1,992,521

Credit Card ABS — 2.7%
Chase Issuance Trust, Series 2014-A1, Class A1 1.150% 1/15/19	8,200,000	8,203,541

Home Equity ABS — 0.2%
ACE Securities Corp., Series 2005-AG1, Class A1B1, 1 mo. USD LIBOR + .270%, FRN 0.795% 8/25/35	48,255	48,218
ACE Securities Corp., Series 2005-HE5, Class M2, 1 mo. USD LIBOR + .735%, FRN 1.260% 8/25/35	198,925	198,400
Countrywide Asset-Backed Certificates, Series 2004-5, Class 3A, 1 mo. USD LIBOR + .460%, FRN 0.985% 9/25/34	51,162	50,582
First Franklin Mortgage Loan Trust, Series 2005-FF6, Class M1, 1 mo. USD LIBOR + .630%, FRN 1.155% 5/25/36	103,142	102,735
First Franklin Mortgage Loan Trust, Series 2005-FF4, Class M1, 1 mo. USD LIBOR + .645%, FRN 1.170% 5/25/35	13,979	13,976
Long Beach Mortgage Loan Trust, Series 2005-WL1, Class M2, 1 mo. USD LIBOR + .825%, FRN 1.350% 6/25/35	290,198	287,667
Park Place Securities, Inc., Series 2005-WCW3, Class A2C, 1 mo. USD LIBOR + .380%, FRN 0.905% 8/25/35	3,896	3,894

		705,472

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Inflation-Protected and Income Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Other ABS — 17.6%
321 Henderson Receivables I LLC, Series 2006-1A, Class A1, 1 mo. USD LIBOR + .200%, FRN (a) 0.724% 3/15/41	$526,077	$511,375
321 Henderson Receivables I LLC, Series 2006-2A, Class A1, 1 mo. USD LIBOR + .200%, FRN (a) 0.724% 6/15/41	1,839,198	1,791,257
321 Henderson Receivables I LLC, Series 2006-4A, Class A1, 1 mo. USD LIBOR + .200%, FRN (a) 0.724% 12/15/41	484,041	468,950
321 Henderson Receivables I LLC, Series 2007-1A, Class A1, 1 mo. USD LIBOR + .200%, FRN (a) 0.724% 3/15/42	691,413	659,546
321 Henderson Receivables II LLC, Series 2006-3A, Class A1, 1 mo. USD LIBOR + .200%, FRN (a) 0.642% 9/15/41	223,929	212,208
Alterna Funding I LLC, Series 2014-1A, Class NOTE (a) 1.639% 2/15/21	1,143,300	1,114,717
Apidos CLO XXII, Series 2015-22A, Class X, 3 mo. USD LIBOR + 1.000%, FRN (a) 1.696% 10/20/27	375,000	374,918
ARL First LLC, Series 2012-1A, Class A1, 1 mo. USD LIBOR + 1.750%, FRN (a) 2.274% 12/15/42	947,219	919,171
Ascentium Equipment Receivables LLC, Series 2015-2A, Class A2 (a) 1.570% 12/11/17	1,137,257	1,137,876
AVANT Loans Funding Trust, Series 2016-C, Class A (a) 2.960% 9/16/19	326,890	326,833
AVANT Loans Funding Trust, Series 2016-A, Class A (a) 4.110% 5/15/19	626,318	628,969
BCC Funding VIII LLC, Series 2014-1A, Class A (a) 1.794% 6/20/20	142,558	142,024
BCC Funding X LLC, Series 2015-1, Class A2 (a) 2.224% 10/20/20	581,493	579,672
BCC Funding XIII LLC, Series 2016-1, Class A1 (a) 1.100% 9/20/17	3,600,000	3,600,034
BlueVirgo Trust, Series 2015-1A, Class NOTE (a) 3.000% 12/15/22	1,187,868	1,200,448

	Principal Amount	Value
Cazenovia Creek Funding I LLC, Series 2015-1A, Class A (a) 2.000% 12/10/23	$1,112,690	$1,104,866
Citi Held For Asset Issuance, Series 2015-PM1, Class A (a) 1.850% 12/15/21	43,333	43,254
Citi Held For Asset Issuance, Series 2015-PM2, Class A (a) 2.350% 3/15/22	223,867	223,712
Citi Held For Asset Issuance, Series 2015-PM3, Class A (a) 2.560% 5/16/22	109,965	109,866
Citigroup Mortgage Loan Trust, Series 2005-OPT3, Class M2, 1 mo. USD LIBOR + .675%, FRN 1.200% 5/25/35	737,541	734,631
Consumer Credit Origination Loan Trust, Series 2015-1, Class A (a) 2.820% 3/15/21	40,825	41,076
Consumer Installment Loan Trust, Series 2016-LD1, Class A (a) 3.960% 7/15/22	355,821	357,540
DB Master Finance LLC, Series 2015-1A, Class A2I (a) 3.262% 2/20/45	738,750	745,238
Dell Equipment Finance Trust, Series 2015-2, Class A2B, 1 mo. USD LIBOR + .900%, FRN (a) 1.443% 12/22/17	1,070,595	1,071,472
Diamond Resorts Owner Trust, Series 2013-1, Class A (a) 1.950% 1/20/25	760,892	757,748
Diamond Resorts Owner Trust, Series 2013-2, Class A (a) 2.270% 5/20/26	754,549	750,163
Diamond Resorts Owner Trust, Series 2015-1, Class A (a) 2.730% 7/20/27	129,359	130,116
Diamond Resorts Owner Trust, Series 2015-2, Class B (a) 3.540% 5/22/28	263,832	268,154
Domino’s Pizza Master Issuer LLC, Series 2012-1A, Class A2 (a) 5.216% 1/25/42	773,603	794,413
Dong Fang Container Finance II SPV Ltd., Series 2014-1A, Class A1 (a) 1.950% 11/25/39	270,833	265,546
Drug Royalty Corp., Inc., Series 2014-1, Class A1, 3 mo. USD LIBOR + 2.850%, FRN (a) 3.530% 7/15/23	451,341	454,737

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Inflation-Protected and Income Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Elara HGV Timeshare Issuer LLC, Series 2014-A, Class B (a) 3.020% 2/25/27	$285,847	$285,211
Element Rail Leasing II LLC, Series 2016-1A, Class A1 (a) 3.968% 3/19/46	380,532	383,338
FNA Trust, Series 2014-1A, Class A (a) 1.296% 12/10/22	315,327	312,174
FNA Trust, Series 2015-1, Class A (a) 3.240% 12/10/23	498,056	496,726
Global SC Funding One Ltd., Series 2015-1, Class B1 (a) 2.740% 1/18/30	149,242	147,021
GoldenTree Loan Opportunities IV Ltd., Series 2007-4A, Class A1B, 3 mo. USD LIBOR + .230%, FRN (a) 1.031% 8/18/22	733,450	731,898
Green Tree Agency Advance Funding Trust I, Series 2015-T1, Class AT1 (a) 2.302% 10/15/46	700,000	699,874
Green Tree Agency Advance Funding Trust I, Series 2015-T2, Class AT2 (a) 3.095% 10/15/48	620,000	620,194
Hilton Grand Vacations Trust, Series 2014-AA, Class A (a) 1.770% 11/25/26	357,170	353,462
Icon Brand Holdings LLC, Series 2012-1A, Class A (Acquired 7/22/14, Cost $591,442) (a) (b) 4.229% 1/25/43	244,866	223,051
ING Investment Management CLO V Ltd., Series 2007-5A, Class A1A, 3 mo. USD LIBOR + .230%, FRN (a) 0.987% 5/01/22	173,837	173,471
LCM XIV LP, Series 14A, Class A, 3 mo. USD LIBOR + 1.150%, FRN (a) 1.830% 7/15/25	1,150,000	1,148,653
Leaf Receivables Funding LLC, Series 2016-1, Class A1 (a) 1.000% 6/15/17	1,780,061	1,780,070
Marlette Funding Trust, Series 2016-1A, Class A (a) 3.060% 1/17/23	754,294	754,541
Miramax LLC, Series 2014-1A, Class A2 (a) 3.340% 7/20/26	603,454	604,998
Morgan Stanley ABS Capital I, Inc. Trust, Series 2005-WMC4, Class M4, 1 mo. USD LIBOR + .945%, FRN 1.470% 4/25/35	334,643	334,055
Nations Equipment Finance Funding II LLC, Series 2014-1A, Class A (a) 1.558% 7/20/18	84,771	84,724

	Principal Amount	Value
Nations Equipment Finance Funding III LLC, Series 2016-1A, Class A (a) 3.610% 2/20/21	$562,550	$563,346
Navitas Equipment Receivables LLC, Series 2015-1, Class A2 (a) 2.120% 11/15/18	522,981	523,638
New Residential Advance Receivables Trust, Series 2016-T1, Class AT1 (a) 2.751% 6/15/49	400,000	399,999
NYCTL Trust, Series 2016-A, Class A (a) 1.470% 11/10/29	4,400,000	4,400,000
OneMain Financial Issuance Trust, Series 2014-1A, Class A (a) 2.430% 6/18/24	155,681	156,028
Oxford Finance Funding Trust, Series 2014-1A, Class A (a) 3.475% 12/15/22	180,000	178,056
Oxford Finance Funding Trust, Series 2016-1A, Class A (a) 3.968% 6/17/24	400,000	402,009
PFS Financing Corp., Series 2014-AA, Class A, 1 mo. LIBOR + .600%, FRN (a) 1.124% 2/15/19	1,490,000	1,488,814
PFS Financing Corp., Series 2014-BA, Class A, 1 mo. LIBOR + .600%, FRN (a) 1.124% 10/15/19	1,000,000	996,089
RAAC, Series 2006-RP2, Class A, 1 mo. USD LIBOR + .250%, FRN (a) 0.774% 2/25/37	196,118	194,276
Sierra Receivables Funding Co. LLC, Series 2014-2A, Class A (a) 2.050% 6/20/31	271,414	271,933
Sierra Receivables Funding Co. LLC, Series 2013-2A, Class A (a) 2.280% 11/20/25	337,810	338,675
Sierra Receivables Funding Co. LLC, Series 2014-3A, Class A (a) 2.300% 10/20/31	398,652	398,811
Sierra Receivables Funding Co. LLC, Series 2012-1A, Class A (a) 2.840% 11/20/28	451,551	452,550
Sierra Receivables Funding Co. LLC, Series 2015-3A, Class B (a) 3.080% 9/20/32	97,732	97,812
Sierra Timeshare Receivables Funding LLC, Series 2013-1A, Class A (a) 1.590% 11/20/29	107,161	106,970
Sierra Timeshare Receivables Funding LLC, Series 2015-2A, Class B (a) 3.020% 6/20/32	172,341	172,234

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Inflation-Protected and Income Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
SoFi Consumer Loan Program LLC, Series 2016-2A, Class A (a) 3.090% 10/27/25	$1,190,000	$1,195,763
SoFi Consumer Loan Program LLC, Series 2016-1A, Class A (a) 3.260% 8/25/25	1,122,925	1,128,245
SpringCastle America Funding LLC, Series 2014-AA, Class A (a) 2.700% 5/25/23	938,973	939,266
SpringCastle America Funding LLC, Series 2016-AA, Class A (a) 3.050% 4/25/29	1,170,000	1,169,955
SPS Servicer Advance Receivables Trust, Series 2015-T2, Class AT2 (a) 2.620% 1/15/47	1,850,000	1,850,798
SPS Servicer Advance Receivables Trust, Series 2015-T3, Class AT3 (a) 2.920% 7/15/47	340,000	340,781
Structured Asset Securities Corp., Series 2007-BC4, Class A3, 1 mo. USD LIBOR + .250%, FRN 0.775% 11/25/37	11,678	11,673
SVO VOI Mortgage LLC, Series 2012-AA, Class A (a) 2.000% 9/20/29	662,727	661,369
Taco Bell Funding LLC, Series 2016-1A, Class A2I (a) 3.832% 5/25/46	650,000	660,519
TAL Advantage LLC, Series 2014-2A, Class A1 (a) 1.700% 5/20/39	404,435	398,996
Trade MAPS 1 Ltd., Series 2013-1A, Class A, 1 mo. LIBOR + .700%, FRN (a) 1.218% 12/10/18	1,620,000	1,617,355
Trip Rail Master Funding LLC, Series 2011-1A, Class A1B, 1 mo. LIBOR + 2.500%, FRN (a) 3.024% 7/15/41	289,474	285,795
Trip Rail Master Funding LLC, Series 2011-1A, Class A1A (a) 4.370% 7/15/41	330,827	333,860
Westgate Resorts LLC, Series 2014-1A, Class A (a) 2.150% 12/20/26	305,361	301,465
Westgate Resorts LLC, Series 2015-1A, Class A (a) 2.750% 5/20/27	381,842	383,004
Westgate Resorts LLC, Series 2015-2A, Class A (a) 3.200% 7/20/28	636,210	636,999

		53,711,074

	Principal Amount	Value
Student Loans ABS — 13.6%
Academic Loan Funding Trust, Series 2013-1A, Class A, 1 mo. USD LIBOR + .800%, FRN (a) 1.325% 12/26/44	$2,110,092	$2,076,240
Access Group, Inc., Series 2006-1, Class A2, 3 mo. USD LIBOR + .110%, FRN 0.935% 8/25/23	257,567	256,642
Access Group, Inc., Series 2004-A, Class A2, 3 mo. USD LIBOR + .260%, FRN 0.975% 4/25/29	133,899	133,383
Access Group, Inc., Series 2005-2, Class A3, 3 mo. USD LIBOR + .180%, FRN 0.991% 11/22/24	258,258	256,141
Access Group, Inc., Series 2003-A, Class A3, 3 mo. Treasury + 1.200%, FRN 1.515% 7/01/38	169,262	153,821
Brazos Higher Education Authority, Inc., Series 2006-2, Class A10 FRN, 3 mo. USD LIBOR + .120%, FRN 0.977% 6/25/26	350,000	329,612
CIT Education Loan Trust, Series 2005-1, Class A3, 3 mo. USD LIBOR + .120%, FRN 0.970% 3/15/26	919,961	906,595
College Loan Corp. Trust I, Series 2005-1, Class A4, 3 mo. LIBOR + .150%, FRN 0.865% 4/25/27	2,375,000	2,368,273
College Loan Corp. Trust I, Series 2005-2, Class B, 3 mo. USD LIBOR + .490%, FRN 1.170% 1/15/37	553,310	475,750
Collegiate Funding Services Education Loan Trust, Series 2004-A, Class A3, 3 mo. LIBOR + .210%, FRN 1.063% 9/28/26	172,905	172,473
DRB Prime Student Loan Trust, Series 2015-D, Class A1, 1 mo. USD LIBOR + 1.700%, FRN (a) 2.225% 1/25/40	1,014,248	990,345
DRB Prime Student Loan Trust, Series 2015-A, Class A3 2.320% 4/25/30	188,730	188,579
DRB Prime Student Loan Trust, Series 2016-A, Class A1, 1 mo. USD LIBOR + 2.000%, FRN (a) 2.524% 4/25/40	306,774	305,921
DRB Prime Student Loan Trust, Series 2015-B, Class A3 (a) 2.540% 4/27/26	289,633	287,740

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Inflation-Protected and Income Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
DRB Prime Student Loan Trust, Series 2016-B, Class A2 (a) 2.890% 6/25/40	$582,468	$581,506
Earnest Student Loan Program LLC, Series 2016-C, Class A1, 1 mo. USD LIBOR + 1.850%, FRN (a) 2.326% 10/27/36	1,333,083	1,333,086
Earnest Student Loan Program LLC, Series 2016-B, Class A1, 1 mo. USD LIBOR + 2.050%, FRN (a) 2.575% 2/26/35	971,282	971,281
ECMC Group Student Loan Trust, Series 2016-1A, Class A, 1 mo. USD LIBOR + 1.350%, FRN (a) 1.864% 7/26/66	1,250,000	1,249,980
Edsouth Indenture No 9 LLC, Series 2015-1, Class A, 1 mo. USD LIBOR + .800%, FRN (a) 1.325% 10/25/56	559,708	545,368
Education Funding Capital Trust I, Series 2004-1, Class A4, 28 day ARS, FRN 1.934% 6/15/43	1,150,000	1,144,867
Education Funding Capital Trust I, Series 2004-1, Class B1, 28 day ARS, FRN 1.943% 6/15/43	150,000	138,752
Education Funding Capital Trust I, Series 2004-1, Class A5, 28 day ARS, FRN 1.943% 6/15/43	650,000	635,254
Education Funding Capital Trust I, Series 2004-1, Class A6, 28 day ARS, FRN 1.943% 6/15/43	350,000	340,128
Education Funding Capital Trust IV, Series 2004-1, Class A3, 3 mo. LIBOR + .190%, FRN 1.040% 12/16/24	117,304	117,040
Educational Services of America, Series 2015-2, Class B FRN, 1 mo. USD LIBOR + 1.500%, FRN (a) 2.025% 12/25/58	750,000	689,275
GCO Education Loan Funding Trust, Series 2007-1A, Class A5L, 3 mo. LIBOR + .070%, FRN (a) 0.895% 5/25/23	24,859	24,795
Goal Capital Funding Trust, Series 2010-1, Class A, 3 mo. USD LIBOR + .700%, FRN (a) 1.525% 8/25/48	465,303	450,952
Kentucky Higher Education Student Loan Corp., Series 2015-1, Class A1, 1 mo. USD LIBOR + .750%, FRN 1.273% 12/01/31	436,390	427,924

	Principal Amount	Value
KeyCorp Student Loan Trust, Series 2004-A, Class 2A2, 3 mo. USD LIBOR + .300%, FRN 1.034% 10/28/41	$358,829	$357,463
KeyCorp Student Loan Trust, Series 2000-A, Class A2, 3 mo. USD LIBOR + .320%, FRN 1.145% 5/25/29	250,202	241,829
KeyCorp Student Loan Trust, Series 2006-A, Class 2A4, 3 mo. USD LIBOR + .310%, FRN 1.163% 9/27/35	1,106,611	1,094,574
National Collegiate Student Loan Trust, Series 2006-3, Class A3, 1 mo. USD LIBOR + .150%, FRN 0.675% 10/25/27	81,138	80,975
National Collegiate Student Loan Trust, Series 2005-1, Class A4, 1 mo. USD LIBOR + .240%, FRN 0.765% 11/27/28	203,346	201,412
Navient Private Education Loan Trust, Series 2014-AA, Class A1, 1 mo. USD LIBOR + .480%, FRN (a) 1.004% 5/16/22	38,238	38,230
Navient Private Education Loan Trust, Series 2015-AA, Class A1, 1 mo. USD LIBOR + .500%, FRN (a) 1.024% 12/15/21	323,339	323,105
Navient Private Education Loan Trust, Series 2015-BA, Class A1, 1 mo. USD LIBOR + .600%, FRN (a) 1.124% 5/15/23	89,942	89,899
Navient Private Education Loan Trust, Series 2015-AA, Class A2B, 1 mo. USD LIBOR + 1.200%, FRN (a) 1.724% 12/15/28	670,000	675,634
Navient Student Loan Trust, Series 2016-5A, Class A, 1 mo. USD LIBOR + 1.250%, FRN (a) 1.000% 6/25/65	2,449,034	2,449,040
Navient Student Loan Trust, Series 2016-3A, Class A2, 1 mo. USD LIBOR + .850%, FRN (a) 1.375% 6/25/65	600,000	600,000
Nelnet Student Loan Trust, Series 2006-2, Class A6, 3 mo. USD LIBOR + .120%, FRN 0.835% 4/25/31	500,000	480,890
Nelnet Student Loan Trust, Series 2006-3, Class B, 3 mo. USD LIBOR + .250%, FRN 1.107% 6/25/41	431,893	352,306

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Inflation-Protected and Income Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Nelnet Student Loan Trust, Series 2010-4A, Class A, 1 mo. USD LIBOR + .800%, FRN (a) 1.325% 4/25/46	$83,585	$83,315
Nelnet Student Loan Trust, Series 2014-2A, Class B, 1 mo. USD LIBOR + 1.500%, FRN (a) 2.025% 6/25/41	295,000	257,885
Pennsylvania Higher Education Assistance Agency, Series 2004-1, Class A2, 28 day ARS, FRN 0.917% 4/25/44	450,000	441,430
Pennsylvania Higher Education Assistance Agency, Series 2003-1, Class A3, 28 day ARS, FRN 2.013% 7/25/42	350,000	337,015
SLC Private Student Loan Trust, Series 2006-A, Class A5, 3 mo. USD LIBOR + .170%, FRN 0.850% 7/15/36	2,674,953	2,665,585
SLM Private Education Loan Trust, Series 2011-A, Class A3, 1 mo. USD LIBOR + 2.500%, FRN (a) 3.024% 1/15/43	320,000	329,215
SLM Student Loan Trust, Series 2007-5, Class A6, 3 mo. USD LIBOR + .110%, FRN 0.825% 1/26/43	460,000	396,776
SLM Student Loan Trust, Series 2005-5, Class A4, 3 mo. USD LIBOR + .140%, FRN 0.855% 10/25/28	500,000	472,596
SLM Student Loan Trust, Series 2006-5, Class B, 3 mo. USD LIBOR + .210%, FRN 0.925% 10/25/40	389,562	335,046
SLM Student Loan Trust, Series 2006-2, Class B, 3 mo. USD LIBOR + .220%, FRN 0.935% 1/25/41	427,059	351,763
SLM Student Loan Trust, Series 2004-3, Class B, 3 mo. USD LIBOR + .470%, FRN 1.000% 10/25/64	329,988	289,915
SLM Student Loan Trust, Series 2003-14, Class A6, 3 mo. USD LIBOR + .300%, FRN 1.015% 7/25/25	300,000	283,371
SLM Student Loan Trust, Series 2005-8, Class B, 3 mo. USD LIBOR + .310%, FRN 1.025% 1/25/40	430,392	367,689
SLM Student Loan Trust, Series 2014-A, Class A1, 1 mo. USD LIBOR + .600%, FRN (a) 1.124% 7/15/22	395,296	395,041
SLM Student Loan Trust, Series 2003-12, Class A5, 3 mo. USD LIBOR + .280%, FRN (a) 1.130% 9/15/22	312,198	311,366

	Principal Amount	Value
SLM Student Loan Trust, Series 2012-E, Class A1, 1 mo. USD LIBOR + .750%, FRN (a) 1.274% 10/16/23	$37,714	$37,709
SLM Student Loan Trust, Series 2003-11, Class B, 3 mo. USD LIBOR + .650%, FRN 1.500% 12/15/38	386,789	346,453
SLM Student Loan Trust, Series 2005-6, Class A5B, 3 mo. USD LIBOR + 1.200%, FRN 1.915% 7/27/26	430,067	432,174
SLM Student Loan Trust, Series 2012-A, Class A1, 1 mo. USD LIBOR + 1.400%, FRN (a) 1.924% 8/15/25	44,849	44,932
SLM Student Loan Trust, Series 2003-5, Class A7, 28 day ARS, FRN 3.007% 6/17/30	500,000	500,000
SLM Student Loan Trust, Series 2003-2, Class A7, 28 day ARS, FRN 3.022% 9/15/28	900,000	900,000
SLM Student Loan Trust, Series 2003-5, Class A9, 28 day ARS, FRN 3.024% 6/17/30	600,000	600,000
SLM Student Loan Trust, Series 2002-7, Class A11, 28 day ARS, FRN 3.030% 3/15/28	400,000	400,000
SMB Private Education Loan Trust, Series 2014-A, Class A1, 1 mo. USD LIBOR + .500%, FRN (a) 1.024% 9/15/21	275,901	275,751
SMB Private Education Loan Trust, Series 2016-A, Class A1, 1 mo. USD LIBOR + .700%, FRN (a) 1.224% 5/15/23	989,617	989,617
SoFi Professional Loan Program LLC, Series 2016-C, Class A2A (a) 1.480% 5/26/31	1,298,420	1,296,194
SoFi Professional Loan Program LLC, Series 2016-B, Class A2A (a) 1.680% 3/25/31	2,003,001	2,004,959
SoFi Professional Loan Program LLC, Series 2015-A, Class A1, 1 mo. USD LIBOR + 1.200%, FRN (a) 1.725% 3/25/33	308,213	301,620
SoFi Professional Loan Program LLC, Series 2016-A, Class A1, 1 mo. USD LIBOR + 1.750%, FRN (a) 2.275% 8/25/36	1,456,773	1,483,067

		41,467,564

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Inflation-Protected and Income Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
WL Collateral CMO — 0.9%
Connecticut Avenue Securities, Series 2015-C02, Class 1M1, 1 mo. USD LIBOR + 1.150%, FRN 1.675% 5/25/25	$238,071	$238,372
Connecticut Avenue Securities, Series 2015-C03, Class 1M1, 1 mo. USD LIBOR + 1.500%, FRN 2.025% 7/25/25	818,859	820,531
Credit Suisse First Boston Mortgage Securities Corp., Series 2005-CF1, Class M1, 1 mo. USD LIBOR + .700%, FRN (a) 1.225% 3/25/45	162,080	158,478
Federal National Mortgage Association Connecticut Avenue Securities, Series 2016-C05, Class 2M1, 1 mo. USD LIBOR + 1.350%, FRN 1.875% 1/25/29	603,305	605,683
Federal National Mortgage Association Connecticut Avenue Securities, Series 2016-C04, Class 1M1, 1 mo. USD LIBOR + 1.450%, FRN 1.975% 1/25/29	673,639	677,717
Structured Agency Credit Risk Debt Notes, Series 2015-DNA1, Class M1, 1 mo. USD LIBOR + .900%, FRN 1.425% 10/25/27	275,660	276,004

		2,776,785

TOTAL NON-U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $160,214,662)		164,662,673

U.S. GOVERNMENT AGENCY OBLIGATIONS AND INSTRUMENTALITIES — 0.1%
Pass-Through Securities — 0.1%
Government National Mortgage Association II Pool #82462 1 year CMT + 1.500%, FRN 2.000% 1/20/40	159,675	164,718

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS AND INSTRUMENTALITIES (Cost $169,506)		164,718

U.S. TREASURY OBLIGATIONS — 93.1%
U.S. Treasury Bonds & Notes — 93.1%
U.S. Treasury Inflation Index (c) 0.125% 4/15/19	15,611,312	15,877,079
U.S. Treasury Inflation Index (c) 0.125% 4/15/20	15,415,050	15,715,767

	Principal Amount	Value
U.S. Treasury Inflation Index 0.125% 4/15/21	$5,686,296	$5,805,020
U.S. Treasury Inflation Index (c) 0.125% 1/15/22	12,759,480	13,022,759
U.S. Treasury Inflation Index (c) 0.125% 7/15/22	13,086,733	13,398,851
U.S. Treasury Inflation Index (c) 0.125% 1/15/23	12,021,409	12,211,010
U.S. Treasury Inflation Index (c) 0.125% 7/15/24	12,167,548	12,345,182
U.S. Treasury Inflation Index 0.125% 7/15/26	5,622,400	5,683,858
U.S. Treasury Inflation Index (c) 0.250% 1/15/25	12,243,644	12,470,543
U.S. Treasury Inflation Index (c) 0.375% 7/15/23	12,419,901	12,870,769
U.S. Treasury Inflation Index (c) 0.375% 7/15/25	12,238,850	12,639,550
U.S. Treasury Inflation Index (c) 0.625% 7/15/21	10,789,917	11,330,006
U.S. Treasury Inflation Index (c) 0.625% 1/15/24	12,794,641	13,423,088
U.S. Treasury Inflation Index (c) 0.625% 1/15/26	8,345,719	8,777,276
U.S. Treasury Inflation Index (c) 0.625% 2/15/43	4,710,375	4,722,909
U.S. Treasury Inflation Index (c) 0.750% 2/15/42	5,857,775	6,035,435
U.S. Treasury Inflation Index (c) 0.750% 2/15/45	6,653,155	6,857,653
U.S. Treasury Inflation Index 1.000% 2/15/46	710,976	785,935
U.S. Treasury Inflation Index (c) (d) (e) 1.125% 1/15/21	10,192,890	10,847,824
U.S. Treasury Inflation Index (c) 1.250% 7/15/20	8,850,150	9,456,279
U.S. Treasury Inflation Index (c) 1.375% 1/15/20	6,755,303	7,173,004
U.S. Treasury Inflation Index (c) 1.375% 2/15/44	6,711,965	7,961,753
U.S. Treasury Inflation Index (c) 1.750% 1/15/28	5,169,375	6,050,666
U.S. Treasury Inflation Index (c) 1.875% 7/15/19	5,072,040	5,446,935
U.S. Treasury Inflation Index (c) 2.000% 1/15/26	6,426,409	7,548,068
U.S. Treasury Inflation Index (c) 2.125% 2/15/40	2,226,900	2,962,648
U.S. Treasury Inflation Index (c) 2.125% 2/15/41	3,708,956	4,980,353
U.S. Treasury Inflation Index (c) 2.375% 1/15/25	8,043,399	9,584,876

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Inflation-Protected and Income Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
U.S. Treasury Inflation Index (c) 2.375% 1/15/27	$5,370,165	$6,585,842
U.S. Treasury Inflation Index (c) 2.500% 1/15/29	5,010,468	6,360,593
U.S. Treasury Inflation Index (c) 3.375% 4/15/32	1,694,788	2,486,963
U.S. Treasury Inflation Index (c) 3.625% 4/15/28	3,727,290	5,146,496
U.S. Treasury Inflation Index (c) 3.875% 4/15/29	5,123,755	7,382,901

		283,947,891

TOTAL U.S. TREASURY OBLIGATIONS (Cost $276,825,469)		283,947,891

TOTAL BONDS & NOTES (Cost $450,662,635)		461,714,691

TOTAL LONG-TERM INVESTMENTS (Cost $450,662,635)		461,714,691

SHORT-TERM INVESTMENTS — 37.3%
Commercial Paper — 37.3%
Agrium, Inc. 1.016% 12/12/16	5,000,000	4,990,307
Amphenol Corp. (a) 0.530% 10/03/16	1,250,000	1,249,925
Anheuser-Busch InBev Worldwide, Inc. (a) 1.019% 1/13/17	5,000,000	4,989,646
The Bank of Nova Scotia (a) 1.230% 2/23/17	8,000,000	7,966,128
Bell Canada (a) 1.017% 1/17/17	5,000,000	4,985,346
CDP Financial, Inc. (a) 1.200% 3/01/17	8,000,000	7,973,113
CenterPoint Energy, Inc. (a) 0.910% 11/17/16	4,000,000	3,995,456
CenterPoint Energy, Inc. (a) 0.910% 11/21/16	1,000,000	998,746
CRH America Finance, Inc. (a) 0.950% 11/01/16	5,000,000	4,996,342
FMC Technologies, Inc. (a) 1.050% 12/12/16	5,000,000	4,990,307
Ford Motor Credit Co. LLC (a) 1.020% 10/25/16	5,000,000	4,997,191
Harley-Davidson Funding Corp. (a) 0.940% 1/05/17	7,500,000	7,478,902
Monsanto Co. (a) 1.050% 11/21/16	5,075,000	5,068,637
NBCUniversal Enterprise, Inc. (a) 1.100% 10/12/16	5,000,000	4,998,725

	Principal Amount	Value
ONEOK Partners LP (a) 1.100% 10/17/16	$4,500,000	$4,498,328
Schlumberger Holdings (a) 1.050% 12/21/16	7,500,000	7,484,710
Sempra Energy Holdings (a) 1.130% 11/14/16	5,000,000	4,994,750
Spectra Energy Capital (a) 0.960% 10/24/16	5,000,000	4,997,310
Suncor Energy, Inc. (a) 1.050% 10/11/16	4,000,000	3,999,071
Thomson Reuters Corp. (a) 1.100% 10/03/16	5,000,000	4,999,742
TransCanada American (a) 1.016% 11/21/16	4,685,000	4,679,126
Vodafone Group PLC (a) 1.028% 1/23/17	3,912,000	3,898,504
Whirlpool Corp. (a) 1.016% 12/13/16	4,500,000	4,491,111

		113,721,423

Repurchase Agreement — 0.0%
State Street Bank & Trust Co. Repurchase Agreement, dated 9/30/16, 0.010%, due 10/03/16 (f)	97,877	97,877

TOTAL SHORT-TERM INVESTMENTS (Cost $113,788,797)		113,819,300

TOTAL INVESTMENTS — 188.7% (Cost $564,451,432) (g)		575,533,991

Other Assets/(Liabilities) — (88.7)%		(270,590,616)

NET ASSETS — 100.0%		$304,943,375

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

ABS	Asset-Backed Security
ARS	Auction Rate Security
CLO	Collateralized Loan Obligation
CMO	Collateralized Mortgage Obligation
CMT	Constant Maturity Treasury Index
FRN	Floating Rate Note
MBS	Mortgage-Backed Security
VRN	Variable Rate Note
WL	Whole Loan
(a)	Securities exempt from registration under rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2016, these securities amounted to a value of $236,085,753 or 77.42% of net assets.
(b)	Restricted security. Certain securities are restricted as to resale. At September 30, 2016, these securities amounted to a value of $223,051 or 0.07% of net assets. The Fund generally

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Inflation-Protected and Income Fund – Portfolio of Investments (Continued)

Notes to Portfolio of Investments (Continued)

bears the costs, if any, associated with the disposition of restricted securities.
(c)	All or a portion of this security is held as collateral for open reverse repurchase agreements. (Note 2).
(d)	All or a portion of this security is held as collateral for open swap agreements. (Note 2).
(e)	A portion of this security is held as collateral for open futures contracts. (Note 2).
(f)	Maturity value of $97,877. Collateralized by U.S. Government Agency obligations with a rate of 1.500%, maturity date of 11/30/19, and an aggregate market value, including accrued interest, of $102,375.
(g)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Core Bond Fund – Portfolio of Investments

September 30, 2016

	Number of Shares	Value
EQUITIES — 0.3%

PREFERRED STOCK — 0.3%
Financial — 0.3%
Insurance — 0.3%
The Allstate Corp. 5.100%	130,000	$3,550,300

TOTAL PREFERRED STOCK (Cost $3,250,000)		3,550,300

TOTAL EQUITIES (Cost $3,250,000)		3,550,300

	Principal Amount
BONDS & NOTES — 98.9%

CORPORATE DEBT — 39.8%
Advertising — 0.2%
WPP Finance 2010 4.750% 11/21/21	$635,000	712,284
WPP Finance 2010 5.625% 11/15/43	1,338,000	1,587,493

		2,299,777

Aerospace & Defense — 0.3%
Exelis, Inc. 4.250% 10/01/16	2,465,000	2,465,000
Spirit AeroSystems, Inc. 3.850% 6/15/26	1,005,000	1,043,745
United Technologies Corp. 6.125% 7/15/38	465,000	632,397

		4,141,142

Agriculture — 0.7%
Bunge Ltd. Finance Corp. 3.200% 6/15/17	1,785,000	1,808,059
Bunge Ltd. Finance Corp. 3.250% 8/15/26	1,145,000	1,152,090
Bunge Ltd. Finance Corp. 3.500% 11/24/20	1,145,000	1,197,567
Imperial Brands Finance PLC (a) 2.950% 7/21/20	2,745,000	2,834,122
Philip Morris International, Inc. 6.375% 5/16/38	225,000	314,513
Reynolds American, Inc. 3.250% 6/12/20	980,000	1,031,027

		8,337,378

Airlines — 0.7%
American Airlines Pass-Through Trust, Series 2014-1, Class A 3.700% 4/01/28	666,776	696,781
American Airlines Pass-Through Trust, Series 2014-1, Class B 4.375% 4/01/24	272,342	276,754

	Principal Amount	Value
Spirit Airlines Pass-Through Trust, Series 2015-1, Class A 4.100% 10/01/29	$2,525,000	$2,575,500
United Airlines Pass-Through Trust, Series 2014-1, Class A 4.000% 10/11/27	843,743	904,914
WestJet Airlines Ltd. (a) 3.500% 6/16/21	4,635,000	4,749,883

		9,203,832

Auto Manufacturers — 0.2%
General Motors Financial Co., Inc. 3.200% 7/13/20	1,110,000	1,136,583
Hyundai Capital America (a) 2.550% 2/06/19	1,150,000	1,169,973

		2,306,556

Automotive & Parts — 0.2%
Lear Corp. 4.750% 1/15/23	1,440,000	1,495,800
Lear Corp. 5.375% 3/15/24	560,000	601,300

		2,097,100

Banks — 3.1%
Associated Banc-Corp. 4.250% 1/15/25	3,280,000	3,414,237
Bancolombia SA 5.950% 6/03/21	1,435,000	1,583,451
Bank of America Corp. 4.750% 4/21/45	1,690,000	1,804,028
Compass Bank 3.875% 4/10/25	1,922,000	1,880,079
Discover Bank 2.000% 2/21/18	1,920,000	1,926,186
First Horizon National Corp. 3.500% 12/15/20	4,280,000	4,368,395
First Republic Bank 4.375% 8/01/46	4,790,000	4,758,463
ICICI Bank Ltd. (a) 4.700% 2/21/18	1,800,000	1,861,794
ICICI Bank Ltd. (a) 4.750% 11/25/16	1,300,000	1,305,591
JP Morgan Chase & Co. 3.875% 9/10/24	1,710,000	1,800,244
Regions Financial Corp. 7.500% 5/15/18	895,000	973,933
SVB Financial Group 3.500% 1/29/25	4,285,000	4,329,020
SVB Financial Group 5.375% 9/15/20	515,000	572,402
Turkiye Garanti Bankasi AS (a) 4.750% 10/17/19	1,485,000	1,496,256

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Core Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Valley National Bancorp 5.125% 9/27/23	$1,710,000	$1,831,899
Wells Fargo & Co. 4.300% 7/22/27	4,325,000	4,661,217

		38,567,195

Beverages — 0.8%
Anheuser-Busch InBev Finance, Inc. 4.900% 2/01/46	4,875,000	5,800,182
Molson Coors Brewing Co. 2.100% 7/15/21	1,245,000	1,256,458
Molson Coors Brewing Co. 3.000% 7/15/26	2,235,000	2,250,480
Molson Coors Brewing Co. 4.200% 7/15/46	1,190,000	1,239,910

		10,547,030

Biotechnology — 0.1%
Amgen, Inc. 5.150% 11/15/41	800,000	911,749

Building Materials — 0.5%
CRH America, Inc. 8.125% 7/15/18	1,730,000	1,913,748
LafargeHolcim Finance US LLC (a) 3.500% 9/22/26	1,015,000	1,039,502
Martin Marietta Material, Inc. 3 mo. USD LIBOR + 1.100%, FRN 1.731% 6/30/17	1,540,000	1,543,730
Owens Corning, Inc. 9.000% 6/15/19	1,245,000	1,454,160

		5,951,140

Chemicals — 0.4%
Ashland, Inc. 6.875% 5/15/43	406,000	442,540
The Dow Chemical Co. 8.550% 5/15/19	375,000	439,817
Incitec Pivot Finance LLC (a) 6.000% 12/10/19	880,000	953,115
RPM International, Inc. 6.125% 10/15/19	800,000	892,072
RPM International, Inc. 6.500% 2/15/18	1,375,000	1,458,392
Valspar Corp. 7.250% 6/15/19	650,000	737,619

		4,923,555

Commercial Services — 1.0%
The ADT Corp. 6.250% 10/15/21	3,100,000	3,371,250
ERAC USA Finance LLC (a) 2.800% 11/01/18	455,000	465,330
ERAC USA Finance LLC (a) 6.700% 6/01/34	355,000	470,911

	Principal Amount	Value
Leidos Holdings, Inc. 4.450% 12/01/20	$6,280,000	$6,529,316
The Western Union Co. 5.930% 10/01/16	1,405,000	1,405,000

		12,241,807

Computers — 0.2%
Diamond 1 Finance Corp./Diamond 2 Finance Corp. (a) 4.420% 6/15/21	1,380,000	1,442,266
Diamond 1 Finance Corp./Diamond 2 Finance Corp. (a) 6.020% 6/15/26	535,000	586,522

		2,028,788

Cosmetics & Personal Care — 0.0%
The Procter & Gamble Co. 5.800% 8/15/34	270,000	378,971

Distribution & Wholesale — 0.2%
Arrow Electronics, Inc. 4.500% 3/01/23	135,000	142,749
Ingram Micro, Inc. 4.950% 12/15/24	2,727,000	2,759,645

		2,902,394

Diversified Financial — 4.3%
AerCap Ireland Capital Ltd./AerCap Global Aviation Trust 4.500% 5/15/21	4,000,000	4,185,000
Affiliated Managers Group, Inc. 3.500% 8/01/25	2,320,000	2,306,344
Air Lease Corp. 3.000% 9/15/23	3,255,000	3,217,991
Air Lease Corp. 3.375% 1/15/19	2,505,000	2,572,936
Air Lease Corp. 3.375% 6/01/21	2,800,000	2,904,552
Air Lease Corp. 3.875% 4/01/21	1,825,000	1,929,937
Air Lease Corp. 5.625% 4/01/17	600,000	610,231
Ally Financial, Inc. 3.250% 11/05/18	610,000	613,050
Ally Financial, Inc. 3.600% 5/21/18	890,000	903,350
Ally Financial, Inc. 4.750% 9/10/18	1,860,000	1,925,100
Ares Finance Co. LLC (a) 4.000% 10/08/24	2,380,000	2,305,861
BGC Partners, Inc. (a) 5.125% 5/27/21	3,790,000	3,968,695
Citigroup, Inc. 3.875% 3/26/25	5,421,000	5,594,510

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Core Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Citigroup, Inc. 8.125% 7/15/39	$225,000	$353,730
Eaton Vance Corp. 6.500% 10/02/17	91,000	95,474
General Electric Capital Corp. 6.875% 1/10/39	429,000	646,191
The Goldman Sachs Group, Inc. 5.375% 3/15/20	900,000	996,604
The Goldman Sachs Group, Inc. 5.750% 1/24/22	1,600,000	1,858,462
The Goldman Sachs Group, Inc. 6.150% 4/01/18	420,000	447,347
The Goldman Sachs Group, Inc. 6.250% 2/01/41	440,000	575,333
The Goldman Sachs Group, Inc. 6.750% 10/01/37	565,000	719,420
Hyundai Capital America (a) 2.875% 8/09/18	910,000	928,721
Icahn Enterprises LP/Icahn Enterprises Finance Corp. 3.500% 3/15/17	7,240,000	7,248,688
International Lease Finance Corp. 3.875% 4/15/18	2,065,000	2,114,044
JP Morgan Chase & Co. 4.500% 1/24/22	1,500,000	1,660,966
Lazard Group LLC 6.850% 6/15/17	601,000	620,085
Legg Mason, Inc. 5.625% 1/15/44	1,126,000	1,168,723
Merrill Lynch & Co., Inc. 7.750% 5/14/38	555,000	804,689
Nasdaq, Inc. 3.850% 6/30/26	945,000	988,822

		54,264,856

Electric — 2.9%
Duke Energy Corp. 2.650% 9/01/26	2,595,000	2,546,388
Duke Energy Corp. 3.750% 9/01/46	1,340,000	1,299,497
Duke Energy Progress, Inc. 6.125% 9/15/33	37,000	49,510
Entergy Arkansas, Inc. 3.500% 4/01/26	505,000	547,518
Entergy Louisiana LLC 4.950% 1/15/45	1,095,000	1,165,839
Florida Power & Light Co. 4.950% 6/01/35	950,000	1,154,280
IPALCO Enterprises, Inc. 3.450% 7/15/20	5,935,000	6,083,375
Israel Electric Corp. Ltd. (a) 7.250% 1/15/19	1,370,000	1,520,700
Majapahit Holding BV (a) 7.750% 1/20/20	1,335,000	1,535,250

	Principal Amount	Value
Metropolitan Edison Co. (a) 4.000% 4/15/25	$1,505,000	$1,570,564
National Fuel Gas Co. 3.750% 3/01/23	985,000	996,427
Nevada Power Co. Series N 6.650% 4/01/36	1,000,000	1,395,318
Niagara Mohawk Power Corp. (a) 2.721% 11/28/22	1,560,000	1,589,250
Oncor Electric Delivery Co. 7.500% 9/01/38	130,000	201,977
Pacific Gas & Electric Co. 5.800% 3/01/37	800,000	1,052,320
Pennsylvania Electric Co. (a) 4.150% 4/15/25	2,090,000	2,152,529
PPL Capital Funding, Inc. 1.900% 6/01/18	400,000	401,544
PPL Capital Funding, Inc. 3.100% 5/15/26	795,000	808,118
PPL Capital Funding, Inc. 5.000% 3/15/44	1,320,000	1,487,756
Progress Energy, Inc. 7.000% 10/30/31	505,000	678,020
Puget Energy, Inc. 6.500% 12/15/20	1,985,000	2,303,831
Southern California Edison Co. 5.950% 2/01/38	820,000	1,111,498
Transelec SA (a) 4.625% 7/26/23	1,250,000	1,341,852
Tri-State Generation & Transmission Association, Series 2003, Class A (a) 6.040% 1/31/18	299,157	302,397
Virginia Electric and Power Co. 6.350% 11/30/37	925,000	1,279,768
Wisconsin Public Service Corp. 5.650% 11/01/17	1,405,000	1,466,632

		36,042,158

Electronics — 0.5%
Amphenol Corp. 2.550% 1/30/19	1,445,000	1,478,719
Arrow Electronics, Inc. 5.125% 3/01/21	750,000	818,626
Avnet, Inc. 4.875% 12/01/22	944,000	1,025,719
FLIR Systems, Inc. 3.125% 6/15/21	1,360,000	1,403,698
Tech Data Corp. 3.750% 9/21/17	1,345,000	1,369,105

		6,095,867

Engineering & Construction — 0.2%
SBA Tower Trust (a) 2.877% 7/15/21	1,350,000	1,372,883

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Core Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
SBA Tower Trust (a) 3.156% 10/15/20	$1,500,000	$1,514,580

		2,887,463

Environmental Controls — 0.0%
Republic Services, Inc. 5.000% 3/01/20	40,000	44,019

Foods — 0.6%
Ingredion, Inc. 3.200% 10/01/26	1,520,000	1,550,338
Kraft Foods, Inc. 6.500% 2/09/40	381,000	519,159
Kraft Heinz Foods Co. 3.000% 6/01/26	3,635,000	3,664,000
The Kroger Co. 2.600% 2/01/21	1,065,000	1,095,202
Tyson Foods, Inc. 4.875% 8/15/34	745,000	824,579

		7,653,278

Forest Products & Paper — 0.1%
Sappi Papier Holding GmbH (a) 7.750% 7/15/17	1,830,000	1,871,175

Gas — 0.2%
Spire, Inc. 4.700% 8/15/44	2,000,000	2,187,278

Hand & Machine Tools — 0.1%
Kennametal, Inc. 2.650% 11/01/19	1,200,000	1,207,744

Health Care – Products — 0.4%
Zimmer Biomet Holdings, Inc. 3.550% 4/01/25	2,070,000	2,133,439
Zimmer Biomet Holdings, Inc. 4.450% 8/15/45	2,780,000	2,846,984

		4,980,423

Health Care – Services — 0.4%
Aetna, Inc. 3.200% 6/15/26	2,220,000	2,257,130
Aetna, Inc. 4.375% 6/15/46	545,000	570,695
Kaiser Foundation Hospitals 3.500% 4/01/22	600,000	638,981
UnitedHealth Group, Inc. 6.875% 2/15/38	875,000	1,282,355

		4,749,161

Home Builders — 0.3%
Lennar Corp. 4.500% 11/15/19	3,767,000	3,969,476

Housewares — 0.2%
Newell Brands, Inc. 3.850% 4/01/23	2,325,000	2,474,883

	Principal Amount	Value
Insurance — 3.2%
The Allstate Corp. 3 mo. USD LIBOR + 2.938%, VRN 5.750% 8/15/53	$2,270,000	$2,437,412
Arch Capital Group US, Inc. 5.144% 11/01/43	1,150,000	1,261,693
AXIS Specialty Finance PLC 2.650% 4/01/19	660,000	667,053
Brown & Brown, Inc. 4.200% 9/15/24	474,000	493,073
The Chubb Corp. 3 mo. USD LIBOR + 2.250%, VRN 6.375% 4/15/37	411,000	390,491
CNA Financial Corp. 3.950% 5/15/24	1,250,000	1,323,340
CNA Financial Corp. 7.350% 11/15/19	1,000,000	1,152,962
CNO Financial Group, Inc. 4.500% 5/30/20	1,763,000	1,804,871
CNO Financial Group, Inc. 5.250% 5/30/25	2,104,000	2,088,220
Five Corners Funding Trust (a) 4.419% 11/15/23	1,465,000	1,582,029
MetLife Capital Trust IV (a) 7.875% 12/15/67	2,695,000	3,381,142
Principal Financial Group, Inc. 8.875% 5/15/19	620,000	730,512
Prudential Financial, Inc. 3 mo. USD LIBOR + 3.040%, VRN 5.200% 3/15/44	1,042,000	1,074,562
Prudential Financial, Inc. 3 mo. USD LIBOR + 3.920%, VRN 5.625% 6/15/43	1,845,000	1,990,386
QBE Insurance Group Ltd. (a) 2.400% 5/01/18	900,000	904,830
Reinsurance Group of America, Inc. 3.950% 9/15/26	2,490,000	2,605,073
Reinsurance Group of America, Inc. 5.000% 6/01/21	1,775,000	1,940,519
Reinsurance Group of America, Inc. 6.450% 11/15/19	1,675,000	1,897,477
Trinity Acquisition PLC 3.500% 9/15/21	1,600,000	1,667,637
Trinity Acquisition PLC 4.400% 3/15/26	500,000	523,651
Unum Group 3.000% 5/15/21	1,080,000	1,104,243
USF&G Capital I (a) 8.500% 12/15/45	1,015,000	1,391,465
Willis North America, Inc. 7.000% 9/29/19	706,000	791,653
Willis Towers Watson PLC 5.750% 3/15/21	1,825,000	2,055,278

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Core Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
XLIT Ltd. 4.450% 3/31/25	$1,275,000	$1,294,213
XLIT Ltd. 5.750% 10/01/21	1,140,000	1,304,915
XLIT Ltd. 6.375% 11/15/24	1,990,000	2,371,218

		40,229,918

Internet — 0.8%
Baidu, Inc. 3.250% 8/06/18	1,965,000	2,016,459
Expedia, Inc. 4.500% 8/15/24	4,188,000	4,409,231
Expedia, Inc. 7.456% 8/15/18	3,420,000	3,765,957

		10,191,647

Investment Companies — 0.8%
Ares Capital Corp. 3.625% 1/19/22	3,485,000	3,507,698
Ares Capital Corp. 3.875% 1/15/20	3,635,000	3,759,604
FS Investment Corp. 4.000% 7/15/19	2,720,000	2,766,561

		10,033,863

Iron & Steel — 1.1%
ArcelorMittal 5.125% 6/01/20	2,375,000	2,493,750
ArcelorMittal 6.250% 8/05/20	1,700,000	1,848,750
Glencore Funding LLC (a) 2.875% 4/16/20	3,100,000	3,075,200
Glencore Funding LLC (a) 4.625% 4/29/24	435,000	443,265
Reliance Steel & Aluminum Co. 4.500% 4/15/23	1,125,000	1,175,829
Reliance Steel & Aluminum Co. 6.200% 11/15/16	2,562,000	2,573,191
Reliance Steel & Aluminum Co. 6.850% 11/15/36	1,536,000	1,699,525

		13,309,510

Lodging — 0.3%
Marriott International, Inc. 2.300% 1/15/22	1,285,000	1,295,839
Marriott International, Inc. 3.375% 10/15/20	1,440,000	1,513,417
Starwood Hotels & Resorts Worldwide, Inc. 6.750% 5/15/18	305,000	329,775

		3,139,031

Machinery – Diversified — 0.4%
CNH Industrial Capital LLC 3.250% 2/01/17	725,000	727,719

	Principal Amount	Value
CNH Industrial Capital LLC 3.375% 7/15/19	$1,595,000	$1,622,912
CNH Industrial Capital LLC 3.625% 4/15/18	902,000	913,275
CNH Industrial Capital LLC 6.250% 11/01/16	1,705,000	1,710,115
Xylem, Inc. 4.875% 10/01/21	585,000	638,328

		5,612,349

Media — 0.9%
21st Century Fox America, Co. 6.900% 8/15/39	525,000	704,948
Charter Communications Operating LLC/Charter Communications Operating Capital (a) 3.579% 7/23/20	2,005,000	2,095,622
Charter Communications Operating LLC/Charter Communications Operating Capital (a) 6.484% 10/23/45	1,655,000	2,001,428
Comcast Corp. 3.400% 7/15/46	2,140,000	2,080,298
NBCUniversal Media LLC 6.400% 4/30/40	100,000	139,958
Time Warner Cable, Inc. 6.750% 6/15/39	655,000	796,840
Time Warner Cable, Inc. 8.250% 4/01/19	235,000	270,594
Time Warner Cable, Inc. 8.750% 2/14/19	365,000	420,940
Time Warner, Inc. 4.700% 1/15/21	900,000	1,000,856
Time Warner, Inc. 6.250% 3/29/41	15,000	19,323
Viacom, Inc. 2.250% 2/04/22	1,120,000	1,114,758
Viacom, Inc. 3.450% 10/04/26	730,000	729,598

		11,375,163

Mining — 0.2%
Glencore Canada Corp. 5.500% 6/15/17	1,230,000	1,257,675
Glencore Finance Canada (a) 5.800% 11/15/16	1,023,000	1,026,581

		2,284,256

Office Equipment/Supplies — 0.4%
Pitney Bowes, Inc. 3.375% 10/01/21	3,050,000	3,048,533
Pitney Bowes, Inc. 4.625% 3/15/24	1,875,000	1,949,728
Pitney Bowes, Inc. 4.750% 5/15/18	275,000	284,880

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Core Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Pitney Bowes, Inc. 5.750% 9/15/17	$188,000	$195,082

		5,478,223

Office Furnishings — 0.0%
Steelcase, Inc. 6.375% 2/15/21	100,000	114,017

Oil & Gas — 1.6%
Anadarko Petroleum Corp. 5.550% 3/15/26	1,180,000	1,333,446
ConocoPhillips Co. 2.400% 12/15/22	1,025,000	1,016,415
ConocoPhillips Co. 2.875% 11/15/21	3,437,000	3,531,143
ConocoPhillips Co. 4.200% 3/15/21	1,350,000	1,461,175
Exxon Mobil Corp. 2.222% 3/01/21	2,088,000	2,133,581
Exxon Mobil Corp. 2.397% 3/06/22	470,000	481,811
Helmerich & Payne International Drilling Co. 4.650% 3/15/25	1,415,000	1,493,230
Pemex Project Funding Master Trust 6.625% 6/15/38	202,000	199,980
Petroleos Mexicanos 3.125% 1/23/19	395,000	398,555
Petroleos Mexicanos 5.500% 1/21/21	1,690,000	1,787,175
Petroleos Mexicanos 6.375% 1/23/45	640,000	611,200
Phillips 66 5.875% 5/01/42	2,245,000	2,817,107
Pioneer Natural Resources Co. 4.450% 1/15/26	2,430,000	2,635,366

		19,900,184

Oil & Gas Services — 0.1%
Weatherford International Ltd. 6.000% 3/15/18	725,000	716,844

Packaging & Containers — 1.0%
Amcor Finance USA, Inc. (a) 3.625% 4/28/26	3,485,000	3,598,168
Brambles USA, Inc. (a) 4.125% 10/23/25	926,000	985,659
Brambles USA, Inc., Series A (a) 5.350% 4/01/20	685,000	756,728
CCL Industries, Inc. (a) 3.250% 10/01/26	3,760,000	3,774,006
Crown Americas LLC/Crown Americas Capital Corp. IV 4.500% 1/15/23	2,311,000	2,397,663

	Principal Amount	Value
Graphic Packaging International, Inc. 4.875% 11/15/22	$440,000	$462,000

		11,974,224

Pharmaceuticals — 1.9%
AbbVie, Inc. 4.700% 5/14/45	2,465,000	2,654,263
Actavis Funding SCS 3.000% 3/12/20	2,210,000	2,281,858
Actavis Funding SCS 4.750% 3/15/45	1,395,000	1,525,327
Baxalta, Inc. 3.600% 6/23/22	805,000	845,723
Baxalta, Inc. 4.000% 6/23/25	2,145,000	2,289,283
Baxalta, Inc. 5.250% 6/23/45	1,070,000	1,265,880
McKesson Corp. 3.796% 3/15/24	550,000	593,139
McKesson Corp. 4.750% 3/01/21	850,000	944,084
Mylan NV (a) 3.150% 6/15/21	1,935,000	1,971,328
Mylan NV (a) 3.950% 6/15/26	4,905,000	4,941,969
Shire Acquisitions Investments Ireland DAC 2.875% 9/23/23	405,000	406,961
Teva Pharmaceutical Finance Netherlands III BV 2.200% 7/21/21	1,835,000	1,828,080
Teva Pharmaceutical Finance Netherlands III BV 3.150% 10/01/26	2,325,000	2,335,755
Teva Pharmaceutical Finance Netherlands III BV 4.100% 10/01/46	510,000	507,582

		24,391,232

Pipelines — 1.5%
Alliance Pipeline LP (a) 6.996% 12/31/19	450,645	478,684
Boardwalk Pipelines LLC 5.500% 2/01/17	914,000	922,688
Boardwalk Pipelines LP 5.875% 11/15/16	2,670,000	2,682,378
CenterPoint Energy Resources Corp. 4.500% 1/15/21	650,000	701,923
EnLink Midstream Partners LP 4.850% 7/15/26	510,000	513,200
Enterprise Products Operating Co. 3.700% 2/15/26	2,530,000	2,604,407
Enterprise Products Operating Co. 5.950% 2/01/41	630,000	729,724

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Core Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Kinder Morgan Energy Partners LP 6.500% 2/01/37	$571,000	$615,754
Kinder Morgan Energy Partners LP 6.950% 1/15/38	65,000	73,792
Kinder Morgan Finance Co. LLC (a) 6.000% 1/15/18	3,900,000	4,089,996
Kinder Morgan, Inc. 4.300% 6/01/25	1,370,000	1,423,858
Magellan Midstream Partners LP 5.000% 3/01/26	1,660,000	1,891,160
Magellan Midstream Partners LP 5.150% 10/15/43	2,305,000	2,544,722

		19,272,286

Real Estate Investment Trusts (REITS) — 1.7%
American Tower Corp. 3.400% 2/15/19	1,245,000	1,293,609
American Tower Corp. 3.450% 9/15/21	3,025,000	3,183,682
American Tower Corp. 4.400% 2/15/26	1,000,000	1,095,277
Brandywine Operating Partners LP 4.950% 4/15/18	1,100,000	1,147,376
DDR Corp. 4.750% 4/15/18	1,400,000	1,453,453
Duke Realty LP 3.250% 6/30/26	845,000	863,805
Duke Realty LP 8.250% 8/15/19	1,975,000	2,309,512
Federal Realty Investment Trust 5.900% 4/01/20	455,000	518,036
Healthcare Trust of America Holdings LP 3.500% 8/01/26	1,385,000	1,403,199
Highwoods Realty LP 5.850% 3/15/17	2,600,000	2,646,725
Host Hotels & Resorts LP 3.750% 10/15/23	230,000	232,936
Host Hotels & Resorts LP 4.000% 6/15/25	752,000	766,206
ProLogis LP 2.750% 2/15/19	610,000	624,162
Tanger Properties LP 3.125% 9/01/26	2,820,000	2,812,268
Weingarten Realty Investors 3.250% 8/15/26	580,000	580,618

		20,930,864

Retail — 1.6%
AutoNation, Inc. 4.500% 10/01/25	895,000	948,565
Bed Bath & Beyond, Inc. 5.165% 8/01/44	639,000	617,850

	Principal Amount	Value
CVS Health Corp. 6.125% 9/15/39	$895,000	$1,222,575
CVS Pass-Through Trust (a) 5.926% 1/10/34	2,114,318	2,500,102
Dollar Tree, Inc. 5.750% 3/01/23	3,240,000	3,487,050
El Puerto de Liverpool SAB de CV (a) 3.950% 10/02/24	2,975,000	2,993,594
The Home Depot, Inc. 4.250% 4/01/46	1,484,000	1,713,714
O’Reilly Automotive, Inc. 3.850% 6/15/23	759,000	819,312
QVC, Inc. 3.125% 4/01/19	1,075,000	1,102,229
QVC, Inc. 4.375% 3/15/23	1,140,000	1,143,051
QVC, Inc. 4.450% 2/15/25	1,225,000	1,212,537
QVC, Inc. 5.125% 7/02/22	750,000	794,963
Tiffany & Co. 4.900% 10/01/44	1,140,000	1,155,429
Walgreens Boots Alliance, Inc. 2.700% 11/18/19	750,000	772,862

		20,483,833

Savings & Loans — 0.1%
Glencore Funding LLC (a) 2.500% 1/15/19	1,841,000	1,836,582

Semiconductors — 0.3%
Applied Materials, Inc. 5.850% 6/15/41	750,000	929,362
Lam Research Corp. 3.800% 3/15/25	2,210,000	2,302,205

		3,231,567

Software — 0.9%
Broadridge Financial Solutions, Inc. 3.400% 6/27/26	1,160,000	1,189,803
Broadridge Financial Solutions, Inc. 3.950% 9/01/20	745,000	791,591
CA, Inc. 2.875% 8/15/18	835,000	850,930
CA, Inc. 5.375% 12/01/19	1,476,000	1,630,012
Microsoft Corp. 4.450% 11/03/45	2,260,000	2,569,405
Oracle Corp. 4.000% 7/15/46	3,930,000	4,060,920

		11,092,661

Telecommunications — 1.1%
AT&T, Inc. 4.750% 5/15/46	1,970,000	2,061,516

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Core Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
CenturyLink, Inc. 6.150% 9/15/19	$760,000	$820,800
Crown Castle Towers LLC (a) 6.113% 1/15/40	940,000	1,041,755
Deutsche Telekom International Finance BV 8.750% 6/15/30	290,000	450,775
Embarq Corp. 7.995% 6/01/36	200,000	202,396
Rogers Communications, Inc. 7.500% 8/15/38	160,000	219,169
Telefonica Emisiones SAU 5.462% 2/16/21	650,000	738,111
Turk Telekomunikasyon AS (a) 3.750% 6/19/19	1,510,000	1,518,154
Verizon Communications, Inc. 2.625% 2/21/20	1,866,000	1,919,013
Verizon Communications, Inc. 4.862% 8/21/46	1,366,000	1,530,006
Verizon Communications, Inc. 5.012% 8/21/54	1,222,000	1,349,381
Verizon Communications, Inc. 6.550% 9/15/43	1,218,000	1,646,840

		13,497,916

Transportation — 0.4%
Asciano Finance (a) 4.625% 9/23/20	845,000	888,127
Asciano Finance Ltd. (a) 5.000% 4/07/18	1,650,000	1,706,661
Autoridad del Canal de Panama (a) 4.950% 7/29/35	1,340,000	1,520,900
Burlington Northern Santa Fe LLC 6.750% 3/15/29	1,053,000	1,438,812

		5,554,500

Trucking & Leasing — 0.7%
Aviation Capital Group Corp. (a) 2.875% 9/17/18	6,665,000	6,748,312
GATX Corp. 2.375% 7/30/18	1,175,000	1,186,857
GATX Corp. 4.750% 6/15/22	1,200,000	1,337,736

		9,272,905

TOTAL CORPORATE DEBT (Cost $478,385,546)		499,189,770

MUNICIPAL OBLIGATIONS — 1.1%
JobsOhio Beverage System Series B 4.532% 1/01/35	3,050,000	3,553,555
New York City Municipal Water Finance Authority BAB 5.882% 6/15/44	390,000	560,044

	Principal Amount	Value
State of California BAB 7.550% 4/01/39	$505,000	$808,712
State of California BAB 7.600% 11/01/40	3,925,000	6,362,935
State of Illinois 5.365% 3/01/17	2,910,000	2,956,764

		14,242,010

TOTAL MUNICIPAL OBLIGATIONS (Cost $12,744,208)		14,242,010

NON-U.S. GOVERNMENT AGENCY OBLIGATIONS — 29.3%
Auto Floor Plan ABS — 0.1%
NCF Dealer Floorplan Master Trust, Series 2014-1A, Class A, 1 mo. LIBOR + 1.500%, FRN (a) 2.032% 10/20/20	1,630,000	1,629,999

Automobile ABS — 1.7%
American Credit Acceptance Receivables Trust, Series 2016-3, Class A (a) 1.700% 11/12/20	2,309,520	2,307,536
Avis Budget Rental Car Funding AESOP LLC, Series 2014-2A, Class A (a) 2.500% 2/20/21	1,600,000	1,615,533
Capital Automotive REIT, Series 2012-1A, Class A (a) 4.700% 7/15/42	1,741,047	1,774,816
CFC LLC, Series 2014-2A, Class A (a) 1.440% 11/16/20	639,284	636,622
CPS Auto Trust, Series 2014-A, Class A (a) 1.210% 8/15/18	166,937	166,656
CPS Auto Trust, Series 2016-C, Class A (a) 1.620% 1/15/20	951,972	950,781
Credit Acceptance Auto Loan Trust, Series 2016-2A, Class A (a) 2.420% 11/15/23	1,300,000	1,304,123
Drive Auto Receivables Trust, Series 2016-BA, Class B (a) 2.560% 6/15/20	1,170,000	1,179,403
GLS Auto Receivables Trust, Series 2015-1A, Class A (a) 2.250% 12/15/20	736,400	735,404
GO Financial Auto Securitization Trust, Series 2015-1, Class A (a) 1.810% 3/15/18	107,444	107,396
OneMain Direct Auto Receivables Trust, Series 2016-1A, Class A (a) 2.040% 1/15/21	1,327,616	1,331,670

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Core Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Oscar US Funding Trust II, Series 2015-1A, Class A4 (a) 2.440% 6/15/22	$2,500,000	$2,470,350
Oscar US Funding Trust IV, Series 2016-1A, Class A2B, 1 mo. USD LIBOR + 1.700%, FRN (a) 2.224% 7/15/20	1,912,007	1,911,475
Oscar US Funding Trust V, Series 2016-2A, Class A4 (a) 2.990% 12/15/23	4,000,000	3,998,927
Santander Drive Auto Receivables Trust, Series 2015-S2, Class R1 (a) 1.840% 11/18/19	41,062	41,025

		20,531,717

Commercial MBS — 3.8%
Banc of America Commercial Mortgage, Inc., Series 2007-4, Class A4, VRN 5.938% 2/10/51	1,835,578	1,875,464
Banc of America Commercial Mortgage, Inc., Series 2008-1, Class AM, VRN 6.478% 2/10/51	1,445,000	1,504,298
Bear Stearns Commercial Mortgage Securities, Series 2006-PW14, Class A4 5.201% 12/11/38	961,388	962,446
Bear Stearns Commercial Mortgage Securities, Series 2006-PW14, Class AM 5.243% 12/11/38	1,295,000	1,297,433
Bear Stearns Commercial Mortgage Securities, Series 2007-T26, Class A4, VRN 5.471% 1/12/45	639,733	644,626
Bear Stearns Commercial Mortgage Securities, Series 2007-T26, Class AM, VRN 5.513% 1/12/45	2,765,000	2,787,091
Bear Stearns Commercial Mortgage Securities, Series 2007-PW17, Class A4, VRN 5.694% 6/11/50	899,807	923,995
Bear Stearns Commercial Mortgage Securities, Series 2007-PW18, Class A4 5.700% 6/11/50	1,994,189	2,047,358
Bear Stearns Commercial Mortgage Securities, Series 2007-T28, Class AM, VRN 5.835% 9/11/42	1,170,000	1,202,654

	Principal Amount	Value
Bear Stearns Commercial Mortgage Securities, Series 2007-PW18, Class AM, VRN 6.084% 6/11/50	$1,660,000	$1,709,291
Commercial Mortgage Pass Through Certificates, Series 2014-UBS2, Class A5 3.961% 3/10/47	2,176,000	2,398,620
Commercial Mortgage Pass Through Certificates, Series 2015-CR23, Class C, VRN 4.398% 5/10/48	1,050,000	980,644
Commercial Mortgage Pass-Through Certificates, Series 2015-CR23, Class B, VRN 4.183% 5/10/48	1,200,000	1,224,016
Commercial Mortgage Pass-Through Certificates, Series 2007-C9, Class AM, VRN 5.650% 12/10/49	1,320,000	1,351,098
Commercial Mortgage Pass-Through Certificates, Series 2007-C9, Class A4, VRN 6.007% 12/10/49	3,348,229	3,423,127
DBCCRE Mortgage Trust, Series 2014-ARCP, Class A (a) 4.238% 1/10/34	1,100,000	1,173,960
DBRR Trust, Series 2013-EZ3, Class A, VRN (a) 1.635% 12/18/49	132,620	132,574
DBUBS Mortgage Trust, Series 2011-LC1A, Class A1 (a) 3.742% 11/10/46	9,225	9,297
DBUBS Mortgage Trust, Series 2011-LC1A, Class B, VRN (a) 5.471% 11/10/46	860,000	968,524
GCCFC Commercial Mortgage Trust, Series 2006-GG7, Class AM, VRN 5.951% 7/10/38	1,573,730	1,575,954
GS Mortgage Securities Corp. II, Series 2012-GC6, Class AS (a) 4.948% 1/10/45	800,000	897,875
JP Morgan Chase Commercial Mortgage Securities Corp., Series 2006-CB17, Class A4 5.429% 12/12/43	4,276	4,273
Merrill Lynch/Countrywide Commercial Mortgage Trust, Series 2006-4, Class AM 5.204% 12/12/49	513,666	513,416
ML-CFC Commercial Mortgage Trust, Series 2007-9, Class AM, VRN 5.856% 9/12/49	1,800,000	1,851,472

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Core Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Morgan Stanley Capital I, Series 2011-C2, Class B, VRN (a) 5.200% 6/15/44	$825,000	$908,815
Morgan Stanley Capital I, Series 2006-IQ12, Class AM 5.370% 12/15/43	1,525,000	1,527,286
Morgan Stanley Capital I, Series 2007-IQ14, Class A2 5.610% 4/15/49	343,843	343,049
Morgan Stanley Capital I, Series 2008-T29, Class A4, VRN 6.477% 1/11/43	1,113,008	1,165,048
STRIPs Ltd., Series 2012-1A, Class A (a) 1.500% 12/25/44	114,901	114,901
TIAA Seasoned Commercial Mortgage Trust, Series 2007-C4, Class AJ, VRN 5.483% 8/15/39	322,333	324,475
VNO Mortgage Trust, Series 2013-PENN, Class A (a) 3.808% 12/13/29	1,610,000	1,727,867
Wachovia Bank Commercial Mortgage Trust, Series 2007-C31, Class A4 5.509% 4/15/47	3,665,106	3,701,656
Wachovia Bank Commercial Mortgage Trust, Series 2007-C31, Class AM, VRN 5.591% 4/15/47	1,530,000	1,550,359
Wachovia Bank Commercial Mortgage Trust, Series 2007-C33, Class A4, VRN 6.158% 2/15/51	1,850,575	1,876,602
Wachovia Bank Commercial Mortgage Trust, Series 2007-C33, Class AM, VRN 6.158% 2/15/51	1,775,000	1,813,460
Wachovia Bank Commercial Mortgage Trust, Series 2006-C26, Class AM, VRN 6.285% 6/15/45	1,345,000	1,352,290
Wells Fargo Commercial Mortgage Trust, Series 2010-C1, Class A1 (a) 3.349% 11/15/43	209,922	216,853

		48,082,167

Home Equity ABS — 0.6%
ACE Securities Corp., Series 2005-AG1, Class A1B1, 1 mo. USD LIBOR + .270%, FRN 0.795% 8/25/35	249,694	249,499

	Principal Amount	Value
Citigroup Mortgage Loan Trust, Series 2005-OPT4, Class M2, 1 mo. USD LIBOR + ..430%, FRN 0.955% 7/25/35	$157,622	$156,840
Countrywide Asset-Backed Certificates, Series 2004-5, Class 3A, 1 mo. USD LIBOR + .460%, FRN 0.985% 9/25/34	254,614	251,728
Countrywide Partnership Trust, Series 2004-EC1, Class M1, 1 mo. USD LIBOR + .900%, FRN 1.425% 2/25/35	773,329	629,155
First Franklin Mortgage Loan Trust, Series 2005-FF6, Class M1, 1 mo. USD LIBOR + .630%, FRN 1.155% 5/25/36	504,803	502,809
Fremont Home Loan Trust, Series 2005-E, Class 2A3, 1 mo. USD LIBOR + .240%, FRN 0.765% 1/25/36	214,996	213,303
GSAMP Trust, Series 2005-AHL, Class M1, 1 mo. USD LIBOR + .645%, FRN 1.170% 4/25/35	283,408	283,620
Home Equity Asset Trust, Series 2006-4, Class 2A3, 1 mo. USD LIBOR + .170%, FRN 0.695% 8/25/36	157,122	157,128
Long Beach Mortgage Loan Trust, Series 2005-WL1, Class M2, 1 mo. USD LIBOR + .825%, FRN 1.350% 6/25/35	1,383,073	1,371,012
MASTR Asset-Backed Securities Trust, Series 2005-WMC1, Class M3, 1 mo. USD LIBOR + .720%, FRN 1.245% 3/25/35	1,601,087	1,595,488
New Century Home Equity Loan Trust, Series 1997-NC5, Class A6, STEP 6.620% 10/25/28	107	110
NovaStar Mortgage Funding Trust, Series 2005-3, Class A2D, 1 mo. LIBOR + .370%, FRN 0.895% 1/25/36	1,064,552	1,057,833
Park Place Securities, Inc., Series 2005-WHQ4, Class A1A, 1 mo. USD LIBOR + .260%, FRN 0.785% 9/25/35	322,111	322,258
Park Place Securities, Inc., Series 2005-WCW3, Class A2C, 1 mo. USD LIBOR + .380%, FRN 0.905% 8/25/35	17,963	17,955

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Core Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Park Place Securities, Inc., Series 2005-WHQ1, Class M2, 1 mo. USD LIBOR + .750%, FRN 1.275% 3/25/35	$68,411	$68,443
Structured Asset Investment Loan Trust, Series 2005-7, Class A5, 1 mo. USD LIBOR + .720%, FRN 1.245% 8/25/35	9,364	9,368

		6,886,549

Other ABS — 14.9%
321 Henderson Receivables I LLC, Series 2007-1A, Class A1, 1 mo. USD LIBOR + .200%, FRN (a) 0.724% 3/15/42	757,262	722,359
321 Henderson Receivables I LLC, Series 2015-1A, Class A (a) 3.260% 9/15/72	608,087	609,255
Aames Mortgage Investment Trust, Series 2004-1, Class M5, 1 mo. USD LIBOR + 1.725%, FRN 2.249% 1/25/35	1,527,379	1,523,086
AIMCO CLO Ltd., Series 2014-AA, Class A, 3 mo. USD LIBOR + 1.540%, FRN (a) 2.236% 7/20/26	2,500,000	2,502,390
ALM VII Ltd., Series 2012-7A, Class A1R, 3 mo. USD LIBOR + 1.480%, FRN (a) 1.000% 10/15/28	2,850,000	2,850,000
ALM VIII Ltd., Series 2013-8A, Class A1R, 3 mo. LIBOR + 1.490%, FRN (a) 1.000% 10/15/28	1,490,000	1,490,000
ALM VIII Ltd., Series 2013-8A, Class A1A, 3 mo. LIBOR + 1.450%, FRN (a) 2.146% 1/20/26	1,590,000	1,589,986
ALM XIV Ltd., Series 2014-14A, Class A1, 3 mo. USD LIBOR + 1.430%, FRN (a) 2.173% 7/28/26	2,400,000	2,399,995
Alterna Funding I LLC, Series 2014-1A, Class NOTE (a) 1.639% 2/15/21	824,675	804,058
Apidos CLO XV, Series 2013-15A, Class A1, 3 mo. USD LIBOR + 1.350%, FRN (a) 2.046% 10/20/25	1,000,000	1,000,008
Applebee’s/IHOP Funding LLC, Series 2014-1, Class A2 (a) 4.277% 9/05/44	1,580,000	1,605,794

	Principal Amount	Value
Arbys Funding LLC, Series 2015-1A, Class A2 (a) 4.969% 10/30/45	$2,183,500	$2,279,028
ARL Second LLC, Series 2014-1A, Class A1 (a) 2.920% 6/15/44	994,665	978,645
Atlas Senior Loan Fund V Ltd., Series 2014-1A, Class A, 3 mo. USD LIBOR + 1.550%, FRN (a) 2.229% 7/16/26	1,000,000	1,000,036
Avery Point CLO Ltd., Series 2014-5A, Class A, 3 mo. USD LIBOR + 1.460%, FRN (a) 2.139% 7/17/26	2,500,000	2,500,025
Avery Point III CLO Ltd., Series 2013-3A, Class A, 3 mo. USD LIBOR + 1.400%, FRN (a) 2.079% 1/18/25	1,400,000	1,400,004
Avery Point VI CLO Ltd., Series 2015-6A, Class A, 3 mo. USD LIBOR + 1.450%, FRN (a) 2.228% 8/05/27	4,225,000	4,228,034
BCC Funding VIII LLC, Series 2014-1A, Class A (a) 1.794% 6/20/20	209,086	208,301
Birchwood Park CLO Ltd., Series 2014-1A, Class A, 3 mo. USD LIBOR + 1.440%, FRN (a) 2.120% 7/15/26	2,415,000	2,415,198
Blue Hill CLO Ltd., Series 2013-1A, Class A, 3 mo. USD LIBOR + 1.480%, FRN (a) 2.160% 1/15/26	1,400,000	1,400,419
BlueMountain CLO Ltd., Series 2013-2A, Class A, 3 mo. USD LIBOR + 1.200%, FRN (a) 1.902% 1/22/25	1,100,000	1,097,290
BlueMountain CLO Ltd., Series 2015-2A, Class A1, 3 mo. USD LIBOR + 1.430%, FRN (a) 2.109% 7/18/27	2,855,000	2,860,539
BlueMountain CLO Ltd., Series 2013-3A, Class A, 3 mo. USD LIBOR + 1.400%, FRN (a) 2.152% 10/29/25	725,000	725,032
BlueVirgo Trust, Series 2015-1A, Class NOTE (a) 3.000% 12/15/22	2,932,337	2,963,390
CAN Capital Funding LLC, Series 2014-1A, Class A (a) 3.117% 4/15/20	1,700,000	1,685,204

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Core Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Capital Automotive REIT, Series 2014-1A, Class A (a) 3.660% 10/15/44	$1,100,000	$1,102,698
Carlyle Global Market Strategies, Series 2014-1A, Class A, 3 mo. USD LIBOR + 1.520%, FRN (a) 2.199% 4/17/25	3,765,000	3,765,098
Cazenovia Creek Funding I LLC, Series 2015-1A, Class A (a) 2.000% 12/10/23	1,035,061	1,027,782
Citi Held For Asset Issuance, Series 2015-PM1, Class A (a) 1.850% 12/15/21	207,247	206,867
CKE Restaurant Holdings, Inc., Series 2013-1A, Class A2 (a) 4.474% 3/20/43	1,264,913	1,269,061
CLI Funding V LLC, Series 2014-1A, Class A (a) 3.290% 6/18/29	1,468,783	1,431,155
Consumer Installment Loan Trust, Series 2016-LD1, Class A (a) 3.960% 7/15/22	1,461,752	1,468,814
Consumers Securitization Funding LLC, Series 2014-A, Class A2 2.962% 11/01/25	1,300,000	1,367,991
Cronos Containers Program I Ltd., Series 2014-2A, Class A (a) 3.270% 11/18/29	875,926	851,684
DB Master Finance LLC, Series 2015-1A, Class A2I (a) 3.262% 2/20/45	2,561,000	2,583,493
Diamond Resorts Owner Trust, Series 2014-1, Class A (a) 2.540% 5/20/27	503,208	503,617
Diamond Resorts Owner Trust, Series 2015-1, Class A (a) 2.730% 7/20/27	554,397	557,640
Diamond Resorts Owner Trust, Series 2015-2, Class A (a) 2.990% 5/22/28	1,524,362	1,552,749
Domino’s Pizza Master Issuer LLC, Series 2015-1A, Class A2I (a) 3.484% 10/25/45	3,533,300	3,563,110
Domino’s Pizza Master Issuer LLC, Series 2015-1A, Class A2II (a) 4.474% 10/25/45	3,721,875	3,772,498
Domino’s Pizza Master Issuer LLC, Series 2012-1A, Class A2 (a) 5.216% 1/25/42	1,922,285	1,973,995
Drug Royalty Corp., Inc., Series 2014-1, Class A2 (a) 3.484% 7/15/23	515,819	517,670

	Principal Amount	Value
Drug Royalty Corp., Inc., Series 2012-1, Class A2 (a) 5.800% 7/15/24	$253,077	$256,577
Dryden XXXI Senior Loan Fund, Series 2014-31A, Class A, 3 mo. USD LIBOR + 1.350%, FRN (a) 2.029% 4/18/26	3,530,000	3,529,986
Eaton Vance CLO, Series 2014-1A, Class A, 3 mo. USD LIBOR + 1.450%, FRN (a) 2.130% 7/15/26	3,300,000	3,297,789
Elara HGV Timeshare Issuer LLC, Series 2016-A, Class A (a) 2.810% 4/25/28	2,898,047	2,896,800
Element Rail Leasing II LLC, Series 2015-1A, Class A1 (a) 2.707% 2/19/45	650,049	635,216
Element Rail Leasing II LLC, Series 2016-1A, Class A1 (a) 3.968% 3/19/46	1,624,220	1,636,200
Entegry New Orleans Storm Recovery Funding I LLC, Series 2015-1, Class A 2.670% 6/01/27	812,515	843,386
Fairway Outdoor Funding LLC, Series 2012-1A, Class A2 (a) 4.212% 10/15/42	3,000,904	3,044,294
First Franklin Mortgage Loan Trust, Series 2005-FF7, Class M1, 1 mo. USD LIBOR + .450%, FRN 0.975% 7/25/35	98,306	98,271
First Franklin Mortgage Loan Trust, Series 2005-FF2, Class M3, 1 mo. USD LIBOR + .720%, FRN 1.245% 3/25/35	639,144	636,109
Galaxy XX CLO Ltd., Series 2015-20A, Class A, 3 mo. USD LIBOR + 1.450%, FRN (a) 2.146% 7/20/27	3,170,000	3,168,707
Global Container Assets Ltd., Series 2015-1A, Class A2 (a) 3.450% 2/05/30	1,389,108	1,318,123
Global SC Finance II SRL, Series 2014-1A, Class A1 (a) 3.190% 7/17/29	391,667	377,664
Global SC Funding One Ltd., Series 2015-1, Class B1 (a) 2.740% 1/18/30	291,995	287,651
GoldenTree Loan Opportunities VII Ltd., Series 2013-7A, Class A, 3 mo. USD LIBOR + 1.150%, FRN (a) 1.865% 4/25/25	4,060,000	4,038,835

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Core Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
GoldenTree Loan Opportunities VII Ltd., Series 2014-8A, Class A, 3 mo. USD LIBOR + 1.450%, FRN (a) 2.138% 4/19/26	$2,670,000	$2,670,104
GSAMP Trust, Series 2005-HE5, Class M1, 1 mo. USD LIBOR + .420%, FRN 0.945% 11/25/35	539,626	536,344
Hercules Capital Funding Trust, Series 2014-1A, Class A (a) 3.524% 4/16/21	904,906	902,078
HERO Funding Trust, Series 2016-3A, Class A1 (a) 3.080% 9/20/42	2,280,000	2,280,000
Hilton Grand Vacations Trust, Series 2013-A, Class A (a) 2.280% 1/25/26	507,958	508,899
Icon Brand Holdings LLC, Series 2012-1A, Class A (Acquired 11/16/12-7/29/14, Cost $2,894,295) (a) (b) 4.229% 1/25/43	1,753,620	1,597,390
ING Investment Management CLO Ltd., Series 2013-3A, Class A1, 3 mo. USD LIBOR + 1.450%, FRN (a) 2.129% 1/18/26	2,025,000	2,022,129
J.G. Wentworth XXXV LLC, Series 2015-2A, Class A (a) 3.870% 3/15/58	789,880	816,951
LCM Ltd., Series 16A, Class A, 3 mo. USD LIBOR + 1.500%, FRN (a) 2.180% 7/15/26	3,200,000	3,211,923
LCM XIV LP, Series 14A, Class A, 3 mo. USD LIBOR + 1.150%, FRN (a) 1.830% 7/15/25	1,200,000	1,198,595
Leaf Receivables Funding LLC, Series 2016-1, Class A1 (a) 1.000% 6/15/17	2,788,763	2,788,776
Long Beach Mortgage Loan Trust, Series 2005-1, Class M2, 1 mo. USD LIBOR + .795%, FRN 1.320% 2/25/35	752,567	746,625
Madison Park Funding XII Ltd., Series 2014-12A, Class A, 3 mo. USD LIBOR + 1.500%, FRN (a) 2.196% 7/20/26	3,200,000	3,200,093
Madison Park Funding XIV Ltd., Series 2014-14A, Class A2, 3 mo. USD LIBOR + 1.450%, FRN (a) 2.146% 7/20/26	2,585,000	2,585,075
Marlette Funding Trust, Series 2016-1A, Class A (a) 3.060% 1/17/23	3,007,863	3,008,847

	Principal Amount	Value
Marriott Vacation Club Owner Trust, Series 2012-1A, Class A (a) 2.510% 5/20/30	$693,596	$691,607
Miramax LLC, Series 2014-1A, Class A2 (a) 3.340% 7/20/26	1,346,936	1,350,381
Morgan Stanley ABS Capital I, Inc. Trust, Series 2005-WMC6, Class M2, 1 mo. USD LIBOR + .750%, FRN 1.275% 7/25/35	533,782	537,469
MVW Owner Trust, Series 2014-2, Class A (a) 2.250% 9/22/31	1,650,983	1,651,717
MVW Owner Trust, Series 2016-1A, Class A (a) 2.250% 12/20/33	817,903	816,321
MVW Owner Trust, Series 2015-1A, Class A (a) 2.520% 12/20/32	1,441,045	1,448,447
Nations Equipment Finance Funding II LLC, Series 2014-1A, Class A (a) 1.558% 7/20/18	403,674	403,450
Nomad CLO Ltd., Series 2013-1A, Class A1, 3 mo. USD LIBOR + 1.200%, FRN (a) 1.880% 1/15/25	2,575,000	2,567,571
Oak Hill Credit Partners VIII Ltd., Series 2013-8A, Class A, 3 mo. USD LIBOR + 1.120%, FRN (a) 1.816% 4/20/25	2,410,000	2,392,474
OHA Loan Funding Ltd., Series 2013-1A, Class A, 3 mo. USD LIBOR + 1.250%, FRN (a) 1.965% 7/23/25	1,930,000	1,927,306
OnDeck Asset Securitization Trust II LLC, Series 2016-1A, Class A (a) 4.210% 5/17/20	970,000	968,801
Orange Lake Timeshare Trust, Series 2014-AA, Class A (a) 2.290% 7/09/29	419,814	422,207
Oxford Finance Funding Trust, Series 2014-1A, Class A (a) 3.475% 12/15/22	800,000	791,361
Oxford Finance Funding Trust, Series 2016-1A, Class A (a) 3.968% 6/17/24	1,500,000	1,507,535
Race Point VIII CLO Ltd., Series 2013-8A, Class A, 3 mo. USD LIBOR + 1.250%, FRN (a) 2.061% 2/20/25	700,000	698,428
Race Point VIII CLO Ltd., Series 2012-7A, Class A, 3 mo. USD LIBOR + 1.420%, FRN (a) 2.208% 11/08/24	1,300,000	1,299,067

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Core Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Residential Asset Mortgage Products, Inc., Series 2005-EFC5, Class M1, 1 mo. USD LIBOR + .400%, FRN 0.925% 10/25/35	$706,068	$705,184
Sierra Receivables Funding Co. LLC, Series 2014-1A, Class A (a) 2.070% 3/20/30	520,440	516,402
Sierra Receivables Funding Co. LLC, Series 2013-2A, Class A (a) 2.280% 11/20/25	1,389,548	1,393,108
Sierra Receivables Funding Co. LLC, Series 2016-2A, Class A (a) 2.330% 7/20/33	1,960,056	1,959,009
Sierra Receivables Funding Co. LLC, Series 2012-1A, Class A (a) 2.840% 11/20/28	158,879	159,230
Sierra Receivables Funding Co. LLC, Series 2015-3A, Class B (a) 3.080% 9/20/32	488,658	489,060
SoFi Consumer Loan Program LLC, Series 2016-2A, Class A (a) 3.090% 10/27/25	4,880,000	4,903,634
SoFi Consumer Loan Program LLC, Series 2016-1A, Class A (a) 3.260% 8/25/25	4,538,490	4,559,992
Spirit Master Funding LLC, Series 2014-4A, Class A1 (a) 3.501% 1/20/45	1,100,000	1,068,139
SpringCastle America Funding LLC, Series 2014-AA, Class A (a) 2.700% 5/25/23	3,449,531	3,450,609
SpringCastle America Funding LLC, Series 2016-AA, Class A (a) 3.050% 4/25/29	1,800,000	1,799,931
SPS Servicer Advance Receivables Trust, Series 2015-T3, Class AT3 (a) 2.920% 7/15/47	1,450,000	1,453,332
Structured Asset Securities Corp., Series 2007-BC4, Class A3, 1 mo. USD LIBOR + .250%, FRN 0.775% 11/25/37	62,534	62,507
Structured Receivables Finance LLC, Series 2010-B, Class A (a) 3.730% 8/15/36	438,094	447,902
Symphony CLO XV Ltd., Series 2014-15A, Class A, 3 mo. USD LIBOR + 1.450%, FRN (a) 2.129% 10/17/26	3,100,000	3,100,050
Taco Bell Funding LLC, Series 2016-1A, Class A2I (a) 3.832% 5/25/46	2,650,000	2,692,883

	Principal Amount	Value
TCI-Symphony CLO Ltd., Series 2016-1A, Class A, 3 mo. USD LIBOR + 1.480%, FRN (a) (c) 2.399% 10/13/29	$2,340,000	$2,340,000
Textainer Marine Containers III Ltd., Series 2014-1A, Class A (a) 3.270% 10/20/39	460,750	447,707
Trinity Rail Leasing 2012 LLC, Series 2013-1A, Class A (a) 3.898% 7/15/43	817,995	813,717
Trip Rail Master Funding LLC, Series 2011-1A, Class A1A (a) 4.370% 7/15/41	723,685	730,319
Wendys Funding LLC, Series 2015-1A, Class A2I (a) 3.371% 6/15/45	3,564,000	3,580,109
Wendys Funding LLC, Series 2015-1A, Class A2II (a) 4.080% 6/15/45	2,311,650	2,346,961
Wendys Funding LLC, Series 2015-1A, Class A23 (a) 4.497% 6/15/45	3,168,000	3,167,317

		186,154,679

Student Loans ABS — 7.1%
Academic Loan Funding Trust, Series 2012-1A, Class A2, 1 mo. USD LIBOR + 1.100%, FRN (a) 1.625% 12/27/44	1,350,000	1,298,114
Access Group, Inc., Series 2005-2, Class A3, 3 mo. USD LIBOR + .180%, FRN 0.991% 11/22/24	600,366	595,445
Access Group, Inc., Series 2003-A, Class A3, 3 mo. Treasury + 1.200%, FRN 1.515% 7/01/38	655,890	596,055
College Loan Corp. Trust I, Series 2007-1, Class B2, 28 day ARS, FRN 0.413% 1/25/47	875,000	654,090
College Loan Corp. Trust I, Series 2002-2, Class A29, 28 day ARS, FRN (a) 1.566% 3/01/42	950,000	854,648
DRB Prime Student Loan Trust, Series 2015-B, Class A1, 1 mo. USD LIBOR + 1.900%, FRN (a) 2.425% 10/27/31	451,621	454,152
DRB Prime Student Loan Trust, Series 2016-A, Class A1, 1 mo. USD LIBOR + 2.000%, FRN (a) 2.524% 4/25/40	1,253,393	1,249,905

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Core Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
DRB Prime Student Loan Trust, Series 2016-B, Class A2 (a) 2.890% 6/25/40	$2,387,165	$2,383,220
DRB Prime Student Loan Trust, Series 2015-D, Class A2 (a) 3.200% 1/25/40	2,722,342	2,781,257
Earnest Student Loan Program LLC, Series 2016-C, Class A1, 1 mo. USD LIBOR + 1.850%, FRN (a) 2.326% 10/27/36	5,449,957	5,449,971
Earnest Student Loan Program LLC, Series 2016-B, Class A2 (a) 3.020% 5/25/34	2,190,905	2,190,856
ECMC Group Student Loan Trust, Series 2016-1A, Class A, 1 mo. USD LIBOR + 1.350%, FRN (a) 1.864% 7/26/66	5,160,000	5,159,916
Education Funding Capital Trust I, Series 2004-1, Class A4, 28 day ARS, FRN 1.934% 6/15/43	2,600,000	2,588,394
Education Funding Capital Trust I, Series 2004-1, Class B1, 28 day ARS, FRN 1.943% 6/15/43	700,000	647,511
Education Funding Capital Trust I, Series 2004-1, Class A5, 28 day ARS, FRN 1.943% 6/15/43	2,475,000	2,418,852
Education Funding Capital Trust I, Series 2004-1, Class A6, 28 day ARS, FRN 1.943% 6/15/43	1,700,000	1,652,048
Education Loan Asset-Backed Trust I, Series 2003-2, Class 2A1, 28 day ARS, FRN (a) 1.933% 8/01/43	1,950,000	1,809,255
Education Loan Asset-Backed Trust I, Series 2003-1, Class A2, 28 day ARS, FRN (a) 2.020% 2/01/43	1,300,000	1,217,160
Higher Education Funding I, Series 2004-1, Class B2, 28 day ARS, FRN (a) 1.918% 1/01/44	600,000	483,341
Higher Education Funding I, Series 2004-1, Class B1, 28 day ARS, FRN (a) 1.932% 1/01/44	600,000	520,232
National Collegiate Student Loan Trust, Series 2006-3, Class A3, 1 mo. USD LIBOR + .150%, FRN 0.675% 10/25/27	347,735	347,035

	Principal Amount	Value
National Collegiate Student Loan Trust, Series 2005-1, Class A4, 1 mo. USD LIBOR + .240%, FRN 0.765% 11/27/28	$580,988	$575,462
Navient Student Loan Trust, Series 2016-5A, Class A, 1 mo. USD LIBOR + 1.250%, FRN (a) 1.000% 6/25/65	3,703,176	3,703,186
Navient Student Loan Trust, Series 2016-1A, Class A, 1 mo. USD LIBOR + .700%, FRN (a) 1.225% 2/25/70	4,134,546	4,021,027
Navient Student Loan Trust, Series 2014-1, Class A4, 1 mo. USD LIBOR + .750%, FRN 1.275% 2/25/39	3,300,000	3,076,599
Navient Student Loan Trust, Series 2015-3, Class B, 1 mo. USD LIBOR + 1.500%, FRN 2.025% 10/25/58	1,200,000	975,830
Nelnet Student Loan Trust, Series 2005-1, Class A5, 3 mo. USD LIBOR + .110%, FRN 0.825% 10/25/33	1,393,584	1,303,560
Nelnet Student Loan Trust, Series 2005-2, Class A5, 3 mo. USD LIBOR + .100%, FRN 0.966% 3/23/37	1,500,000	1,416,793
Nelnet Student Loan Trust, Series 2013-5A, Class A, 1 mo. USD LIBOR + .630%, FRN (a) 1.155% 1/25/37	2,737,351	2,662,342
Nelnet Student Loan Trust, Series 2015-3A, Class B, 1 mo. USD LIBOR + 1.500%, FRN (a) 2.024% 7/27/50	1,100,000	948,875
Nelnet Student Loan Trust, Series 2014-5A, Class B, 1 mo. USD LIBOR + 1.500%, FRN (a) 2.025% 5/25/49	1,200,000	1,051,629
Nelnet Student Loan Trust, Series 2015-2A, Class B, 1 mo. USD LIBOR + 1.500%, FRN (a) 2.025% 5/25/49	1,130,000	971,238
Nelnet Student Loan Trust, Series 2014-3A, Class B, 1 mo. USD LIBOR + 1.500%, FRN (a) 2.025% 10/25/50	850,000	744,998
SLC Private Student Loan Trust, Series 2006-A, Class A5, 3 mo. USD LIBOR + .170%, FRN 0.850% 7/15/36	517,524	515,712

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Core Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
SLC Private Student Loan Trust, Series 2006-A, Class C, 3 mo. USD LIBOR + .450%, FRN 1.130% 7/15/36	$1,700,000	$1,528,650
SLC Student Loan Trust, Series 2006-A, Class B, 3 mo. USD LIBOR + .300%, FRN 0.980% 7/15/36	697,000	678,183
SLM Student Loan Trust, Series 2005-5, Class A4, 3 mo. USD LIBOR + .140%, FRN 0.855% 10/25/28	2,300,000	2,173,940
SLM Student Loan Trust, Series 2007-3, Class B, 3 mo. USD LIBOR + .150%, FRN 0.865% 1/25/28	2,600,000	1,872,045
SLM Student Loan Trust, Series 2005-8, Class B, 3 mo. USD LIBOR + .310%, FRN 1.025% 1/25/40	2,086,751	1,782,734
SLM Student Loan Trust, Series 2013-2, Class B, 1 mo. USD LIBOR + 1.500%, FRN 2.025% 6/25/43	1,970,000	1,709,885
SLM Student Loan Trust, Series 2003-5, Class A7, 28 day ARS, FRN 3.007% 6/17/30	450,000	450,000
SLM Student Loan Trust, Series 2003-2, Class A7, 28 day ARS, FRN 3.022% 9/15/28	600,000	600,000
SLM Student Loan Trust, Series 2002-7, Class A11, 28 day ARS, FRN 3.030% 3/15/28	1,700,000	1,700,000
SMB Private Education Loan Trust, Series 2016-B, Class A2A (a) 2.430% 2/17/32	1,750,000	1,771,640
SMB Private Education Loan Trust, Series 2016-A, Class A2A (a) 2.700% 5/15/31	3,250,000	3,271,974
SoFi Professional Loan Program LLC, Series 2016-B, Class A1, 1 mo. USD LIBOR + 1.200%, FRN (a) 1.725% 6/25/33	2,991,896	2,991,895
SoFi Professional Loan Program LLC, Series 2016-C, Class A2B (a) 2.360% 12/27/32	630,000	624,676
SoFi Professional Loan Program LLC, Series 2016-B, Class A2B (a) 2.740% 10/25/32	2,200,000	2,258,849

	Principal Amount	Value
SoFi Professional Loan Program LLC, Series 2016-A, Class A2 (a) 2.760% 12/26/36	$3,236,235	$3,285,658
South Carolina Student Loan Corp., Series 2014-1, Class A2, 1 mo. USD LIBOR + 1.000%, FRN 1.523% 1/03/33	2,030,000	1,961,266
South Carolina Student Loan Corp., Series 2014-1, Class B, 1 mo. USD LIBOR + 1.500%, FRN 2.023% 8/01/35	1,300,000	1,115,724
South Texas Higher Education Authority, Inc., Series 2012-1, Class A3, 3 mo. USD LIBOR + ..850%, FRN 1.496% 10/01/46	2,000,000	1,925,636

		89,021,463

WL Collateral CMO — 1.1%
Bank of America Mortgage Securities, Series 2004-G, Class 2A7, FRN 3.301% 8/25/34	297,869	291,664
Connecticut Avenue Securities, Series 2015-C03, Class 1M1, 1 mo. USD LIBOR + 1.500%, FRN 2.025% 7/25/25	2,238,607	2,243,177
Countrywide Home Loans, Inc., Series 2004-2, Class 1A1, FRN 2.953% 2/25/34	84,094	80,844
Countrywide Home Loans, Inc., Series 2003-42, Class 1A1, FRN 3.294% 9/25/33	34,022	32,068
Federal Home Loan Mortgage Corp. Structured Agency Credit Risk Debt Notes, Series 2016-HQA3, Class M1, 1 mo. USD LIBOR + .800%, FRN 1.324% 3/25/29	880,000	880,288
Federal Home Loan Mortgage Corp. Structured Agency Credit Risk Debt Notes, Series 2016-HQA3, Class M2, 1 mo. USD LIBOR + 1.350%, FRN 1.874% 3/25/29	790,000	790,971
Federal National Mortgage Association Connecticut Avenue Securities, Series 2016-C05, Class 2M1, 1 mo. USD LIBOR + 1.350%, FRN 1.875% 1/25/29	2,442,891	2,452,521
Federal National Mortgage Association Connecticut Avenue Securities, Series 2016-C04, Class 1M1, 1 mo. USD LIBOR + 1.450%, FRN 1.975% 1/25/29	2,773,808	2,790,601

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Core Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
GSR Mortgage Loan Trust, Series 2004-9, Class 2A1, VRN 3.285% 8/25/34	$51,278	$50,268
IndyMac Index Mortgage Loan Trust, Series 2004-AR4, Class 1A, VRN 2.786% 8/25/34	240,848	215,040
Merrill Lynch Mortgage Investors, Inc., Series 2005-A8, Class A3A2, 1 mo. USD LIBOR + .250%, FRN 0.775% 8/25/36	28,031	27,947
Merrill Lynch Mortgage Investors, Inc., Series 2004-A1, Class IA, VRN 3.032% 2/25/34	36,329	35,895
Merrill Lynch Mortgage Investors, Inc., Series 2003-A4, Class IA, VRN 3.065% 7/25/33	12,584	12,397
Morgan Stanley Mortgage Loan Trust, Series 2004-2AR, Class 1A, FRN 2.875% 2/25/34	1,012	1,041
Structured Adjustable Rate Mortgage Loan Trust, Series 2004-2, Class 2A, VRN 3.056% 3/25/34	181,031	181,742
Structured Agency Credit Risk Debt Notes, Series 2015-DNA1, Class M1, 1 mo. USD LIBOR + .900%, FRN 1.425% 10/25/27	1,301,727	1,303,350
Structured Agency Credit Risk Debt Notes, Series 2015-DNA3, Class M1, 1 mo. USD LIBOR + 1.350%, FRN 1.875% 4/25/28	831,164	832,387
Structured Agency Credit Risk Debt Notes, Series 2016-DNA1, Class M1, 1 mo. USD LIBOR + 1.450%, FRN 1.975% 7/25/28	1,415,288	1,421,524
WaMu Mortgage Pass-Through Certificates, Series 2004-AR2, Class A, 12 mo. MTA + 1.400%, FRN 1.907% 4/25/44	377,157	376,688

		14,020,413

WL Collateral PAC — 0.0%
Structured Asset Securities Corp., Series 2002-11A, Class 2A1, FRN 3.157% 6/25/32	108,973	106,433

TOTAL NON-U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $367,602,992)		366,433,420

	Principal Amount	Value
SOVEREIGN DEBT OBLIGATIONS — 1.0%
Regional (State & Province) — 1.0%
Colombia Government International Bond 6.125% 1/18/41	$2,980,000	$3,598,350
Mexico Government International Bond 4.750% 3/08/44	3,050,000	3,160,563
Peruvian Government International Bond 6.550% 3/14/37	560,000	791,000
Poland Government International Bond 6.375% 7/15/19	1,260,000	1,417,500
Province of Quebec Canada 7.500% 9/15/29	540,000	812,862
United Mexican States 5.125% 1/15/20	1,110,000	1,233,765
United Mexican States 6.750% 9/27/34	950,000	1,256,375

		12,270,415

TOTAL SOVEREIGN DEBT OBLIGATIONS (Cost $11,057,971)		12,270,415

U.S. GOVERNMENT AGENCY OBLIGATIONS AND INSTRUMENTALITIES — 26.3%
Collateralized Mortgage Obligations — 2.0%
Federal Home Loan Mortgage Corp. Series 4303, Class AP 3.000% 8/15/43	4,444,111	4,586,695
Series 4290, Class CA 3.500% 12/15/38	2,642,941	2,749,632
Series 2617, Class Z 5.500% 5/15/33	2,173,013	2,463,395
Series 2693, Class Z 5.500% 10/15/33	3,786,373	4,238,275
Series 3423, Class PB 5.500% 3/15/38	771,989	872,308
Series 2178, Class PB 7.000% 8/15/29	305,012	349,849
Federal National Mortgage Association Series 2014-7, Class VA 3.500% 5/25/25	1,717,176	1,839,706
Series 2014-48, Class AB 4.000% 10/25/40	3,686,930	3,874,956
Series 2007-32, Class Z 5.500% 4/25/37	1,154,848	1,292,745
Series 2010-60, Class HJ 5.500% 5/25/40	841,098	929,751
Series 1989-20, Class A 6.750% 4/25/18	2,398	2,398
Federal National Mortgage Association REMIC, Series 2007-B2, Class ZA 5.500% 6/25/37	1,088,949	1,209,060

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Core Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
U.S. Department of Veteran Affairs, Series 1992-1, Class 2Z 7.750% 5/15/22	$258,807	$288,017

		24,696,787

Pass-Through Securities — 24.3%
Federal Home Loan Mortgage Corp. Pool #Q37467 3.500% 11/01/45	7,960,233	8,476,093
Pool #Q37468 3.500% 11/01/45	5,913,667	6,317,228
Pool #Z40047 4.000% 10/01/41	412,787	445,552
Pool #C03537 4.500% 8/01/40	1,398,104	1,548,619
Pool #G06057 4.500% 10/01/40	1,613,072	1,775,388
Pool #G60485 4.500% 10/01/41	2,051,916	2,259,352
Pool #G60469 4.500% 1/01/42	1,350,338	1,486,638
Pool #G60342 4.500% 5/01/42	6,688,504	7,361,534
Pool #G60172 4.500% 9/01/43	2,165,650	2,400,149
Pool #G11431 6.000% 2/01/18	739	748
Pool #C00836 7.000% 7/01/29	12,684	15,047
Pool #C49314 7.000% 4/01/31	7,177	8,603
Pool #C51422 7.000% 5/01/31	1,919	2,307
Pool #C53034 7.000% 6/01/31	13,527	16,164
Pool #G01311 7.000% 9/01/31	67,571	80,631
Pool #G01317 7.000% 10/01/31	39,744	43,944
Pool #G00143 7.500% 6/01/23	641	725
Pool #C55867 7.500% 2/01/30	29,955	35,125
Pool #C41497 7.500% 9/01/30	124	150
Pool #C44830 7.500% 11/01/30	25	30
Pool #C45235 7.500% 12/01/30	16,964	20,293
Pool #C46038 7.500% 12/01/30	1,032	1,237
Pool #C01116 7.500% 1/01/31	1,638	1,974

	Principal Amount	Value
Pool #C46309 7.500% 1/01/31	$542	$655
Pool #C46560 7.500% 1/01/31	584	685
Pool #C46810 7.500% 1/01/31	563	682
Pool #C47060 7.500% 1/01/31	827	992
Pool #C47063 7.500% 1/01/31	3,036	3,641
Pool #555481 8.250% 5/01/17	1,760	1,789
Pool #G00653 8.500% 11/01/25	20,925	24,606
Pool #554904 9.000% 3/01/17	16	16
Federal Home Loan Mortgage Corp. TBA
Pool #1J1368 3.000% 10/01/43 (d)	2,525,000	2,618,405
Pool #1513 4.000% 7/01/42 (d)	9,050,000	9,707,186
Federal National Mortgage Association
Pool #725692 2.642% 10/01/33 1 year CMT + 2.144%, FRN	411,026	432,493
Pool #888586 2.668% 10/01/34 1 year CMT + 2.212%, FRN	696,626	734,599
Pool #775539 2.821% 5/01/34 12 mo. USD LIBOR + 1.635%, FRN	232,044	242,686
Pool #BC6007 3.000% 5/01/31	5,364,700	5,639,851
Pool #AS1304 3.500% 12/01/28	2,733,331	2,895,516
Pool #AV1897 3.500% 12/01/28	444,274	470,636
Pool #AV2325 3.500% 12/01/28	1,423,152	1,507,596
Pool #AS6187 3.500% 11/01/45	18,274,566	19,457,417
Pool #AS6293 3.500% 12/01/45	9,900,434	10,541,255
Pool #AS6306 3.500% 12/01/45	6,135,468	6,548,893
Pool #AS6475 3.500% 1/01/46	5,053,734	5,411,641
Pool #AS6476 3.500% 1/01/46	5,651,234	6,033,796
Pool #AS6477 3.500% 1/01/46	6,513,580	6,937,217

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Core Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Pool #AZ7917 4.000% 3/01/41	$701,761	$760,314
Pool #AL2441 4.000% 9/01/42	4,453,910	4,856,850
Pool #AL8422 4.000% 1/01/43	630,024	682,591
Pool #BC5984 4.000% 4/01/46	1,398,588	1,503,700
Pool #AB1466 4.500% 9/01/40	835,632	920,957
Pool #AH6787 4.500% 3/01/41	1,502,299	1,666,026
Pool #AL7566 4.500% 10/01/42	1,620,376	1,786,844
Pool #AL6997 4.500% 11/01/42	3,273,678	3,630,458
Pool #675713 5.000% 3/01/18	2,506	2,570
Pool #AD6437 5.000% 6/01/40	917,131	1,029,695
Pool #AD6996 5.000% 7/01/40	6,405,226	7,158,340
Pool #AL8173 5.000% 2/01/44	2,422,794	2,702,361
Pool #545636 6.500% 5/01/17	2,981	3,014
Pool #254379 7.000% 7/01/32	43,018	51,682
Pool #252717 7.500% 9/01/29	2,658	3,209
Pool #535996 7.500% 6/01/31	10,532	12,726
Pool #254009 7.500% 10/01/31	24,486	29,404
Pool #253394 8.000% 7/01/20	11,714	12,692
Pool #323992 8.000% 11/01/29	2,085	2,516
Pool #525725 8.000% 2/01/30	3,487	4,283
Pool #253266 8.000% 5/01/30	4,851	5,926
Pool #537433 8.000% 5/01/30	2,527	3,114
Pool #253347 8.000% 6/01/30	6,723	8,233
Pool #544976 8.000% 7/01/30	451	550
Pool #535428 8.000% 8/01/30	6,537	7,992
Pool #543290 8.000% 9/01/30	59	72
Pool #547786 8.000% 9/01/30	2,239	2,687

	Principal Amount	Value
Pool #550767 8.000% 9/01/30	$3,971	$4,877
Pool #553061 8.000% 9/01/30	12,520	15,147
Pool #253481 8.000% 10/01/30	6,531	8,004
Pool #535533 8.000% 10/01/30	5,889	7,207
Pool #560741 8.000% 11/01/30	2,826	3,483
Pool #253644 8.000% 2/01/31	3,168	3,861
Pool #581170 8.000% 5/01/31	1,481	1,782
Pool #583916 8.000% 5/01/31	1,995	2,456
Pool #593848 8.000% 7/01/31	962	1,181
Pool #190317 8.000% 8/01/31	35,674	43,585
Pool #545240 8.000% 9/01/31	3,593	4,400
Pool #541202 8.500% 8/01/26	9,496	10,904
Federal National Mortgage Association TBA
Pool #1866 2.500% 11/01/28 (d)	61,700,000	63,789,606
Pool #1817 3.000% 12/01/43 (d)	18,006,000	18,677,004
Pool #18388 4.000% 11/01/42 (d)	12,650,000	13,568,608
Pool #21133 4.500% 7/01/40 (d)	5,250,000	5,749,570
Government National Mortgage Association
Pool #783896 3.500% 5/15/44	6,144,268	6,597,648
Pool #404246 6.500% 8/15/28	229	269
Pool #781038 6.500% 5/15/29	75,738	88,566
Pool #781468 6.500% 7/15/32	4,767	5,626
Pool #781496 6.500% 9/15/32	24,759	29,068
Pool #363066 7.000% 8/15/23	6,012	6,824
Pool #352049 7.000% 10/15/23	2,386	2,708
Pool #354674 7.000% 10/15/23	3,843	4,296
Pool #358555 7.000% 10/15/23	1,199	1,355

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Core Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Pool #345964 7.000% 11/15/23	$1,433	$1,604
Pool #380866 7.000% 3/15/24	985	1,113
Pool #781124 7.000% 12/15/29	8,873	10,527
Pool #781319 7.000% 7/15/31	172,051	205,592
Pool #565982 7.000% 7/15/32	15,098	18,038
Pool #581417 7.000% 7/15/32	65,303	78,481
Pool #588012 7.000% 7/15/32	19,294	23,015
Pool #190766 7.500% 1/15/17	253	254
Pool #187548 7.500% 4/15/17	851	864
Pool #203940 7.500% 4/15/17	2,042	2,063
Pool #201622 7.500% 5/15/17	2,874	2,917
Pool #192796 7.500% 6/15/17	713	726
Pool #357262 7.500% 9/15/23	1,728	1,970
Pool #441009 8.000% 11/15/26	1,007	1,206
Pool #522777 8.000% 12/15/29	5,834	7,120
Pool #434719 8.000% 2/15/30	96	118
Pool #523043 8.000% 3/15/30	307	376
Pool #529134 8.000% 3/15/30	1,782	2,208
Pool #477036 8.000% 4/15/30	716	887
Pool #503157 8.000% 4/15/30	15,365	19,049
Pool #528714 8.000% 4/15/30	1,880	2,332
Pool #544640 8.000% 11/15/30	17,979	22,391
Pool #531298 8.500% 8/15/30	1,871	2,313
Government National Mortgage Association II
Pool #82462 2.000% 1/20/40 1 year CMT + 1.500%, FRN	1,015,080	1,047,135
Pool #82488 2.000% 3/20/40 1 year CMT + 1.500%, FRN	1,328,125	1,371,884

	Principal Amount	Value
Pool #784026 3.500% 12/20/44	$3,592,423	$3,856,101
Government National Mortgage Association II TBA
Pool #264 2.500% 7/01/44 (d)	11,800,000	12,002,812
Pool #1581 3.000% 8/01/44 (d)	37,425,000	39,133,979

		304,803,700

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS AND INSTRUMENTALITIES (Cost $326,790,337)		329,500,487

U.S. TREASURY OBLIGATIONS — 1.4%
U.S. Treasury Bonds & Notes — 1.4%
U.S. Treasury Bond 2.500% 5/15/46	1,700,000	1,764,937
U.S. Treasury Bond (e) (f) 3.500% 2/15/39	6,600,000	8,192,250
U.S. Treasury Note 1.250% 3/31/21	7,600,000	7,640,138

		17,597,325

TOTAL U.S. TREASURY OBLIGATIONS (Cost $17,724,879)		17,597,325

TOTAL BONDS & NOTES (Cost $1,214,305,933)		1,239,233,427

TOTAL LONG-TERM INVESTMENTS (Cost $1,217,555,933)		1,242,783,727

SHORT-TERM INVESTMENTS — 14.9%
Commercial Paper — 14.9%
Agrium, Inc. 0.900% 11/07/16	10,000,000	9,991,229
Agrium, Inc. 0.930% 11/14/16	4,500,000	4,495,275
Agrium, Inc. 1.016% 12/05/16	7,000,000	6,988,116
American Electric Power Co., Inc. (a) 0.900% 10/11/16	5,000,000	4,998,839
The Bank of Nova Scotia (a) 1.230% 2/23/17	3,500,000	3,485,181
Bell Canada (a) 0.900% 12/12/16	15,000,000	14,973,963
Bell Canada (a) 1.017% 1/17/17	6,750,000	6,730,217

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Core Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
CenterPoint Energy, Inc. (a) 0.910% 11/17/16	$11,000,000	$10,987,504
CRH America Finance, Inc. (a) 0.940% 10/27/16	5,000,000	4,996,951
Dollar General Corp. (a) 0.600% 10/03/16	1,500,000	1,499,901
Enterprise Products Operating LLC (a) 0.860% 10/06/16	3,250,000	3,249,602
Enterprise Products Operating LLC (a) 0.880% 10/26/16	5,000,000	4,997,071
Equifax, Inc. (a) 0.900% 10/03/16	2,500,000	2,499,850
FMC Technologies, Inc. (a) 0.944% 10/17/16	5,000,000	4,998,142
FMC Technologies, Inc. (a) 1.050% 12/12/16	5,750,000	5,738,853
Ford Motor Credit Co. (a) 1.016% 10/20/16	5,000,000	4,997,786
Molex Electronic Technologies (a) 0.880% 11/04/16	13,250,000	13,239,347
National Grid USA (a) 0.900% 10/17/16	5,000,000	4,998,142
ONEOK Partners LP (a) 1.116% 10/12/16	3,000,000	2,999,235
Schlumberger Holding Corp. (a) 1.037% 10/17/16	5,000,000	4,998,378
Schlumberger Holdings Corp. (a) 1.067% 10/21/16	10,000,000	9,995,917
Schlumberger Holdings Corp. (a) 1.067% 10/11/16	5,500,000	5,498,891
Sempra Energy Holdings (a) 1.130% 11/14/16	11,500,000	11,487,925
Suncor Energy, Inc. (a) 0.900% 10/25/16	11,000,000	10,993,820
Tate & Lyle International Finance PLC (a) 0.914% 11/08/16	5,000,000	4,995,493
Thomson Reuters Corp. (a) 1.066% 10/24/16	10,000,000	9,995,287
Thomson Reuters Corp. (a) 1.067% 10/17/16	7,000,000	6,997,729
Whirlpool Corp. (a) 1.016% 12/13/16	5,000,000	4,990,123

		186,818,767

	Principal Amount	Value
Time Deposit — 0.0%
Euro Time Deposit 0.010% 10/03/16	$277,232	$277,232

TOTAL SHORT-TERM INVESTMENTS (Cost $187,076,455)		187,095,999

TOTAL INVESTMENTS — 114.1% (Cost $1,404,632,388) (g)		1,429,879,726

Other Assets/(Liabilities) — (14.1)%		(176,833,292)

NET ASSETS — 100.0%		$1,253,046,434

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

ABS	Asset-Backed Security
ARS	Auction Rate Security
BAB	Build America Bonds
CLO	Collateralized Loan Obligation
CMO	Collateralized Mortgage Obligation
CMT	Constant Maturity Treasury Index
FRN	Floating Rate Note
MBS	Mortgage-Backed Security
MTA	Monthly Treasury Average Index
PAC	Planned Amortization Class
STEP	Step Up Bond
TBA	To Be Announced
VRN	Variable Rate Note
WL	Whole Loan
(a)	Securities exempt from registration under rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2016, these securities amounted to a value of $524,516,259 or 41.86% of net assets.
(b)	Restricted security. Certain securities are restricted as to resale. At September 30, 2016, these securities amounted to a value of $1,597,390 or 0.13% of net assets. The Fund generally bears the costs, if any, associated with the disposition of restricted securities.
(c)	This security is fair valued in good faith in accordance with procedures approved by the Board of Trustees. At September 30, 2016, these securities amounted to a value of $2,340,000 or 0.19% of net assets.
(d)	A portion of this security is purchased on a when-issued, delayed-delivery or forward commitment basis. (Note 2).
(e)	A portion of this security is held as collateral for open futures contracts. (Note 2).
(f)	All or a portion of this security is held as collateral for open swap agreements. (Note 2).
(g)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Core Bond Fund – Portfolio of Investments (Continued)

Notes to Portfolio of Investments (Continued) Country weightings, as a percentage of net assets, is as follows:
United States	85.4%
Cayman Islands	6.7%
Canada	1.3%
Netherlands	1.1%
Mexico	0.9%
Luxembourg	0.7%
United Kingdom	0.6%
Ireland	0.5%
Colombia	0.4%
Bermuda	0.3%
Australia	0.3%
Turkey	0.2%
Austria	0.1%
India	0.1%
Panama	0.1%
Poland	0.1%
Chile	0.1%
United Arab Emirates	0.1%
Peru	0.1%
Spain	0.1%
Barbados	0.0%

Total Long-Term Investments	99.2%
Short-Term Investments and Other Assets and Liabilities	0.8%

Net Assets	100.0%

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Diversified Bond Fund – Portfolio of Investments

September 30, 2016

	Number of Shares	Value
EQUITIES — 0.1%

COMMON STOCK — 0.0%
Basic Materials — 0.0%
Forest Products & Paper — 0.0%
The Newark Group, Inc. (a) (b)	26,904	$807

TOTAL COMMON STOCK (Cost $2,032)		807

PREFERRED STOCK — 0.1%
Financial — 0.1%
Insurance — 0.1%
The Allstate Corp. 5.100%, 3 mo. LIBOR US + 3.165%, VRN	10,000	273,100

TOTAL PREFERRED STOCK (Cost $250,000)		273,100

TOTAL EQUITIES (Cost $252,032)		273,907

	Principal Amount
BONDS & NOTES — 96.1%

CORPORATE DEBT — 43.0%
Advertising — 0.2%
Omnicom Group, Inc. 3.625% 5/01/22	$150,000	160,684
WPP Finance 2010 5.625% 11/15/43	225,000	266,955

		427,639

Aerospace & Defense — 0.7%
Harris Corp. 2.700% 4/27/20	90,000	91,682
Harris Corp. 3.832% 4/27/25	50,000	52,930
Moog, Inc. (c) 5.250% 12/01/22	600,000	620,250
Orbital ATK, Inc. 5.250% 10/01/21	435,000	452,400
Spirit AeroSystems, Inc. 3.850% 6/15/26	65,000	67,506
United Technologies Corp. 6.125% 7/15/38	105,000	142,799

		1,427,567

Agriculture — 0.7%
Altria Group, Inc. 2.850% 8/09/22	110,000	114,855
Altria Group, Inc. 4.250% 8/09/42	50,000	54,097

	Principal Amount	Value
Bunge Ltd. Finance Corp. 3.200% 6/15/17	$65,000	$65,840
Bunge Ltd. Finance Corp. 3.250% 8/15/26	185,000	186,146
Bunge Ltd. Finance Corp. 3.500% 11/24/20	50,000	52,295
Imperial Brands Finance PLC (c) 3.750% 7/21/22	510,000	541,171
Reynolds American, Inc. 4.450% 6/12/25	200,000	223,145
Reynolds American, Inc. 5.850% 8/15/45	150,000	195,016

		1,432,565

Airlines — 0.4%
American Airlines Pass Through Trust, Series 2014-1, Class A 3.700% 4/01/28	59,370	62,042
American Airlines Pass-Through Trust, Series 2014-1, Class B 4.375% 4/01/24	21,615	21,965
United Airlines Pass-Through Trust, Series 2014-1, Class A 4.000% 10/11/27	56,564	60,665
WestJet Airlines Ltd. (c) 3.500% 6/16/21	560,000	573,880

		718,552

Auto Manufacturers — 1.6%
Ford Motor Co. 6.500% 8/01/18	100,000	108,896
Ford Motor Co. 7.450% 7/16/31	200,000	264,539
Ford Motor Credit Co. LLC 2.551% 10/05/18	200,000	202,933
Ford Motor Credit Co. LLC 2.943% 1/08/19	265,000	271,411
Ford Motor Credit Co. LLC 3.000% 6/12/17	200,000	202,114
General Motors Co. 5.200% 4/01/45	225,000	234,040
General Motors Financial Co., Inc. 3.200% 7/06/21	945,000	956,606
General Motors Financial Co., Inc. 3.700% 5/09/23	360,000	366,141
General Motors Financial Co., Inc. 4.300% 7/13/25	200,000	206,053
Hyundai Capital America (c) 1.450% 2/06/17	145,000	145,128
Hyundai Capital America (c) 2.550% 2/06/19	80,000	81,389

		3,039,250

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Diversified Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Automotive & Parts — 0.3%
Cooper Tire & Rubber Co. 8.000% 12/15/19	$255,000	$288,150
International Automotive Components Group SA (c) 9.125% 6/01/18	9,000	8,809
Meritor, Inc. 6.750% 6/15/21	185,000	186,387

		483,346

Banks — 3.9%
Associated Banc-Corp. 2.750% 11/15/19	310,000	316,097
Associated Banc-Corp. 4.250% 1/15/25	495,000	515,258
Bank of America Corp. 3.950% 4/21/25	315,000	326,089
Bank of America Corp. 4.000% 4/01/24	165,000	177,806
Bank of America Corp. 4.450% 3/03/26	190,000	203,909
Bank of America Corp. 5.650% 5/01/18	30,000	31,823
Bank of America Corp. 5.875% 2/07/42	55,000	71,704
Bank of America Corp. 7.625% 6/01/19	850,000	975,468
The Bank of Nova Scotia 4.500% 12/16/25	155,000	165,148
Commonwealth Bank of Australia (c) 4.500% 12/09/25	200,000	213,583
Compass Bank 3.875% 4/10/25	186,000	181,943
Discover Bank 3.450% 7/27/26	285,000	286,664
First Republic Bank 4.375% 8/01/46	560,000	556,313
FirstMerit Corp. 4.350% 2/04/23	35,000	36,678
The Goldman Sachs Group, Inc. 5.150% 5/22/45	290,000	316,249
The Goldman Sachs Group, Inc. 3 mo. USD LIBOR + 3.922%, VRN 5. 375% 12/31/49	240,000	241,194
HSBC Holdings PLC 2.950% 5/25/21	280,000	283,994
HSBC Holdings PLC 3.400% 3/08/21	200,000	206,852
HSBC Holdings PLC 6.500% 9/15/37	125,000	160,115
ICICI Bank Ltd. (c) 4.750% 11/25/16	275,000	276,183

	Principal Amount	Value
JP Morgan Chase & Co. 3.875% 9/10/24	$140,000	$147,388
JP Morgan Chase & Co. 4.950% 6/01/45	270,000	302,437
KeyBank NA 3.400% 5/20/26	560,000	572,316
Morgan Stanley 3.950% 4/23/27	200,000	207,730
SVB Financial Group 3.500% 1/29/25	295,000	298,031
SVB Financial Group 5.375% 9/15/20	35,000	38,901
Valley National Bancorp 5.125% 9/27/23	110,000	117,841
Wells Fargo & Co. 4.300% 7/22/27	280,000	301,767
Wells Fargo & Co. 4.600% 4/01/21	25,000	27,601

		7,557,082

Beverages — 0.9%
Anheuser-Busch InBev Finance, Inc. 3.650% 2/01/26	365,000	392,010
Anheuser-Busch InBev Worldwide, Inc. 8.200% 1/15/39	250,000	403,561
Constellation Brands, Inc. 4.250% 5/01/23	97,000	102,699
Fomento Economico Mexicano SAB de CV 2.875% 5/10/23	35,000	34,870
JB y Cia SA de CV (c) 3.750% 5/13/25	350,000	356,259
Molson Coors Brewing Co. 3.000% 7/15/26	300,000	302,078
Molson Coors Brewing Co. 4.200% 7/15/46	80,000	83,355

		1,674,832

Biotechnology — 0.4%
Amgen, Inc. 5.150% 11/15/41	175,000	199,445
Celgene Corp. 3.550% 8/15/22	420,000	446,243
Gilead Sciences, Inc. 4.750% 3/01/46	95,000	106,167

		751,855

Building Materials — 0.3%
CRH America, Inc. (c) 3.875% 5/18/25	200,000	215,065
CRH America, Inc. 8.125% 7/15/18	95,000	105,090
Griffon Corp. 5.250% 3/01/22	162,000	162,608

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Diversified Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Owens Corning, Inc. 4.200% 12/01/24	$140,000	$148,526

		631,289

Chemicals — 0.9%
Cytec Industries, Inc. 3.500% 4/01/23	30,000	29,971
Cytec Industries, Inc. 8.950% 7/01/17	88,000	91,949
The Dow Chemical Co. 8.550% 5/15/19	100,000	117,285
Hercules, Inc., Convertible 6.500% 6/30/29	150,000	130,662
Incitec Pivot Finance LLC (c) 6.000% 12/10/19	50,000	54,154
LYB International Finance BV 5.250% 7/15/43	250,000	284,060
Methanex Corp. 5.250% 3/01/22	40,000	41,315
RPM International, Inc. 6.125% 10/15/19	650,000	724,808
RPM International, Inc. 6.500% 2/15/18	75,000	79,549
Valspar Corp. 7.250% 6/15/19	150,000	170,220

		1,723,973

Commercial Services — 1.0%
The ADT Corp. 6.250% 10/15/21	750,000	815,625
ERAC USA Finance LLC (c) 2.800% 11/01/18	25,000	25,568
ERAC USA Finance LLC (c) 3.300% 10/15/22	75,000	78,568
ERAC USA Finance LLC (c) 7.000% 10/15/37	50,000	68,192
Leidos Holdings, Inc. 4.450% 12/01/20	350,000	363,895
S&P Global, Inc. 3.300% 8/14/20	240,000	251,935
S&P Global, Inc. 4.000% 6/15/25	160,000	173,334
Total System Services, Inc. 4.800% 4/01/26	140,000	155,026
The Western Union Co. 5.930% 10/01/16	80,000	80,000

		2,012,143

Computers — 0.2%
Diamond 1 Finance Corp./Diamond 2 Finance Corp. (c) 4.420% 6/15/21	320,000	334,438

	Principal Amount	Value
Distribution & Wholesale — 0.2%
Arrow Electronics, Inc. 3.000% 3/01/18	$45,000	$45,752
Arrow Electronics, Inc. 4.500% 3/01/23	45,000	47,583
Ingram Micro, Inc. 4.950% 12/15/24	335,000	339,010

		432,345

Diversified Financial — 4.3%
AerCap Ireland Capital Ltd./AerCap Global Aviation Trust 3.750% 5/15/19	343,000	350,289
AerCap Ireland Capital Ltd./AerCap Global Aviation Trust 4.625% 7/01/22	400,000	420,500
Affiliated Managers Group, Inc. 4.250% 2/15/24	245,000	257,508
Air Lease Corp. 2.625% 9/04/18	450,000	454,089
Air Lease Corp. 3.375% 1/15/19	175,000	179,746
Air Lease Corp. 3.375% 6/01/21	225,000	233,402
Air Lease Corp. 3.875% 4/01/21	125,000	132,188
Air Lease Corp. 5.625% 4/01/17	40,000	40,682
Ally Financial, Inc. 5.125% 9/30/24	495,000	524,700
Ares Finance Co. LLC (c) 4.000% 10/08/24	225,000	217,991
Brookfield Finance, Inc. 4.250% 6/02/26	430,000	444,107
Citigroup, Inc. 3.875% 3/26/25	440,000	454,083
Citigroup, Inc. 4.600% 3/09/26	345,000	368,449
Citigroup, Inc. 5.875% 1/30/42	75,000	96,005
Eaton Vance Corp. 3.625% 6/15/23	43,000	45,482
Eaton Vance Corp. 6.500% 10/02/17	25,000	26,229
GE Capital International Funding Co. Unlimited Co. 4.418% 11/15/35	254,000	285,081
General Electric Capital Corp. 6.875% 1/10/39	72,000	108,452
The Goldman Sachs Group, Inc. 5.950% 1/15/27	375,000	442,097
The Goldman Sachs Group, Inc. 6.250% 2/01/41	35,000	45,765

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Diversified Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
The Goldman Sachs Group, Inc. 6.750% 10/01/37	$40,000	$50,932
Guanay Finance Ltd. (c) 6.000% 12/15/20	217,632	222,257
Hyundai Capital America (c) 2.875% 8/09/18	60,000	61,234
IntercontinentalExchange Group, Inc. 4.000% 10/15/23	125,000	137,036
International Lease Finance Corp. 5.875% 4/01/19	341,000	365,296
JP Morgan Chase & Co. 4.500% 1/24/22	175,000	193,779
Lazard Group LLC 4.250% 11/14/20	915,000	981,055
Lazard Group LLC 6.850% 6/15/17	24,000	24,762
Legg Mason, Inc. 4.750% 3/15/26	95,000	102,647
Legg Mason, Inc. 5.625% 1/15/44	125,000	129,743
Merrill Lynch & Co., Inc. 7.750% 5/14/38	125,000	181,236
Morgan Stanley 4.350% 9/08/26	80,000	85,408
Morgan Stanley 5.750% 1/25/21	60,000	68,396
Morgan Stanley 6.625% 4/01/18	600,000	642,888

		8,373,514

Electric — 1.6%
Appalachian Power Co. 3.400% 6/01/25	120,000	127,855
Berkshire Hathaway Energy 5.950% 5/15/37	120,000	155,432
Duke Energy Corp. 3.750% 9/01/46	175,000	169,710
Elwood Energy LLC 8.159% 7/05/26	256,408	282,369
Entergy Louisiana LLC 4.950% 1/15/45	110,000	117,116
Indianapolis Power & Light Co. (c) 4.050% 5/01/46	110,000	113,327
IPALCO Enterprises, Inc. 3.450% 7/15/20	290,000	297,250
LG&E and KU Energy LLC 4.375% 10/01/21	250,000	275,617
Metropolitan Edison Co. (c) 4.000% 4/15/25	105,000	109,574
National Fuel Gas Co. 3.750% 3/01/23	55,000	55,638
NiSource Finance Corp. 4.800% 2/15/44	90,000	101,692

	Principal Amount	Value
Pennsylvania Electric Co. (c) 4.150% 4/15/25	$150,000	$154,488
PPL Capital Funding, Inc. 3.100% 5/15/26	265,000	269,373
PPL Capital Funding, Inc. 5.000% 3/15/44	90,000	101,438
Puget Energy, Inc. 3.650% 5/15/25	100,000	104,073
Puget Sound Energy, Inc. 4.300% 5/20/45	210,000	241,674
Southern California Edison Co. 5.950% 2/01/38	60,000	81,329
Tri-State Generation & Transmission Association, Series 2003, Class A (c) 6.040% 1/31/18	22,392	22,635
Tri-State Generation & Transmission Association, Series 2003, Class B (c) 7.144% 7/31/33	185,000	214,648

		2,995,238

Electrical Components & Equipment — 0.2%
Legrand France SA 8.500% 2/15/25	250,000	342,386

Electronics — 0.3%
Agilent Technologies, Inc. 3.875% 7/15/23	73,000	77,904
Amphenol Corp. 2.550% 1/30/19	100,000	102,333
Avnet, Inc. 4.875% 12/01/22	67,000	72,800
FLIR Systems, Inc. 3.125% 6/15/21	180,000	185,784
Jabil Circuit, Inc. 8.250% 3/15/18	45,000	48,992
PerkinElmer, Inc. 5.000% 11/15/21	125,000	137,764

		625,577

Engineering & Construction — 0.2%
SBA Tower Trust (c) 2.877% 7/15/21	180,000	183,051
SBA Tower Trust (c) 3.156% 10/15/20	180,000	181,750
Zachry Holdings, Inc. (c) 7.500% 2/01/20	56,000	55,720

		420,521

Entertainment — 0.1%
National CineMedia LLC (c) 5.750% 8/15/26	109,000	113,087

Foods — 0.5%
Kraft Heinz Foods Co. 2.800% 7/02/20	280,000	290,171

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Diversified Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Kraft Heinz Foods Co. 3.000% 6/01/26	$170,000	$171,356
Tyson Foods, Inc. 2.650% 8/15/19	45,000	46,143
Tyson Foods, Inc. 3.950% 8/15/24	90,000	97,138
Tyson Foods, Inc. 4.500% 6/15/22	150,000	166,548
Tyson Foods, Inc. 4.875% 8/15/34	65,000	71,943
Whole Foods Market, Inc. (c) 5.200% 12/03/25	155,000	168,345
WM Wrigley Jr. Co. (c) 2.400% 10/21/18	35,000	35,569

		1,047,213

Forest Products & Paper — 0.2%
Celulosa Arauco y Constitucion SA 4.750% 1/11/22	200,000	213,828
International Paper Co. 4.750% 2/15/22	75,000	83,534
International Paper Co. 9.375% 5/15/19	110,000	130,772

		428,134

Health Care – Products — 0.3%
St. Jude Medical, Inc. 2.800% 9/15/20	280,000	288,625
Zimmer Biomet Holdings, Inc. 3.550% 4/01/25	260,000	267,968

		556,593

Health Care – Services — 1.4%
Aetna, Inc. 2.400% 6/15/21	250,000	252,895
Aetna, Inc. 3.200% 6/15/26	300,000	305,018
Aetna, Inc. 4.375% 6/15/46	70,000	73,300
HCA, Inc. 4.500% 2/15/27	493,000	496,081
HCA, Inc. 5.250% 4/15/25	800,000	853,000
HCA, Inc. 5.375% 2/01/25	350,000	361,375
Kaiser Foundation Hospitals 3.500% 4/01/22	65,000	69,223
UnitedHealth Group, Inc. 3.950% 10/15/42	85,000	90,311
UnitedHealth Group, Inc. 6.875% 2/15/38	75,000	109,916

		2,611,119

	Principal Amount	Value
Home Furnishing — 0.0%
Whirlpool Corp. 3.700% 3/01/23	$50,000	$53,265
Whirlpool Corp. 5.150% 3/01/43	20,000	23,418

		76,683

Household Products — 0.0%
Avery Dennison Corp. 3.350% 4/15/23	30,000	30,603

Housewares — 0.4%
Newell Brands, Inc. 3.850% 4/01/23	310,000	329,984
Newell Brands, Inc. 3.900% 11/01/25	115,000	121,537
Toro Co. 7.800% 6/15/27	170,000	220,218

		671,739

Insurance — 2.0%
The Allstate Corp. 5.550% 5/09/35	50,000	64,197
The Allstate Corp. 3 mo. USD LIBOR + 2.938%, VRN 5.750% 8/15/53	790,000	848,262
American International Group, Inc. 3.300% 3/01/21	240,000	251,808
American International Group, Inc. 3.900% 4/01/26	135,000	142,822
Arch Capital Group US, Inc. 5.144% 11/01/43	80,000	87,770
AXIS Specialty Finance PLC 2.650% 4/01/19	45,000	45,481
Brown & Brown, Inc. 4.200% 9/15/24	85,000	88,420
CNA Financial Corp. 3.950% 5/15/24	85,000	89,987
Five Corners Funding Trust (c) 4.419% 11/15/23	100,000	107,988
Liberty Mutual Group, Inc. (c) 4.250% 6/15/23	43,000	46,518
Marsh & McLennan Cos., Inc. 3.750% 3/14/26	80,000	86,471
Marsh & McLennan Cos., Inc. 5.875% 8/01/33	150,000	190,831
MetLife Capital Trust IV (c) 7.875% 12/15/37	150,000	188,190
Prudential Financial, Inc. 3 mo. USD LIBOR + 3.040%, VRN 5.200% 3/15/44	59,000	60,844
Prudential Financial, Inc. 3 mo. USD LIBOR + 3.920%, VRN 5.625% 6/15/43	110,000	118,668

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Diversified Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Prudential Financial, Inc. 6.200% 11/15/40	$125,000	$153,848
Reinsurance Group of America, Inc. 3.950% 9/15/26	315,000	329,557
Reinsurance Group of America, Inc. 4.700% 9/15/23	95,000	103,812
Reinsurance Group of America, Inc. 5.000% 6/01/21	95,000	103,859
Trinity Acquisition PLC 4.400% 3/15/26	65,000	68,075
Unum Group 3.000% 5/15/21	145,000	148,255
USF&G Capital I (c) 8.500% 12/15/45	95,000	130,236
Willis North America, Inc. 7.000% 9/29/19	43,000	48,217
XLIT Ltd. 4.450% 3/31/25	75,000	76,130
XLIT Ltd. 5.500% 3/31/45	200,000	195,660

		3,775,906

Internet — 0.6%
Baidu, Inc. 2.250% 11/28/17	200,000	201,601
Expedia, Inc. (c) 5.000% 2/15/26	280,000	294,701
Expedia, Inc. 7.456% 8/15/18	320,000	352,370
Tencent Holdings Ltd. (c) 3.800% 2/11/25	200,000	213,458

		1,062,130

Investment Companies — 0.4%
Ares Capital Corp. 3.625% 1/19/22	275,000	276,791
Ares Capital Corp. 3.875% 1/15/20	205,000	212,027
FS Investment Corp. 4.000% 7/15/19	200,000	203,424

		692,242

Iron & Steel — 0.3%
Glencore Funding LLC (c) 4.000% 4/16/25	155,000	151,542
Reliance Steel & Aluminum Co. 4.500% 4/15/23	65,000	67,937
Reliance Steel & Aluminum Co. 6.200% 11/15/16	395,000	396,725

		616,204

Leisure Time — 0.0%
Carnival Corp. 1.875% 12/15/17	50,000	50,394

	Principal Amount	Value
Lodging — 1.0%
Hyatt Hotels Corp. 3.375% 7/15/23	$40,000	$41,135
Marriott International, Inc. 2.300% 1/15/22	405,000	408,416
Marriott International, Inc. 3.375% 10/15/20	95,000	99,844
MGM Resorts International 4.625% 9/01/26	534,000	520,650
Wyndham Worldwide Corp. 2.950% 3/01/17	60,000	60,274
Wyndham Worldwide Corp. 5.625% 3/01/21	650,000	729,157

		1,859,476

Machinery – Diversified — 0.1%
Roper Technologies, Inc. 3.125% 11/15/22	100,000	102,985
Xylem, Inc. 4.875% 10/01/21	100,000	109,116

		212,101

Manufacturing — 0.2%
Carlisle Cos., Inc. 3.750% 11/15/22	85,000	87,359
JB Poindexter & Co., Inc. (c) 9.000% 4/01/22	200,000	211,750
Textron, Inc. 4.300% 3/01/24	120,000	128,964

		428,073

Media — 3.1%
21st Century Fox America, Co. 6.900% 8/15/39	125,000	167,845
CBS Corp. 7.875% 7/30/30	100,000	141,977
CCO Holdings LLC/CCO Holdings Capital Corp. 5.750% 1/15/24	600,000	637,500
Charter Communications Operating LLC/Charter Communications Operating Capital (c) 4.464% 7/23/22	340,000	366,881
Comcast Corp. 3.400% 7/15/46	160,000	155,536
Discovery Communications LLC 4.875% 4/01/43	200,000	190,335
DISH DBS Corp. 5.875% 11/15/24	1,000,000	987,500
SFR Group SA (c) 6.250% 5/15/24	800,000	794,762
Sirius XM Radio, Inc. (c) 5.375% 4/15/25	1,000,000	1,032,500

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Diversified Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
TEGNA, Inc. 5.125% 7/15/20	$500,000	$516,250
Time Warner Cable, Inc. 4.500% 9/15/42	420,000	400,789
Time Warner Cable, Inc. 5.500% 9/01/41	240,000	256,177
Viacom, Inc. 2.250% 2/04/22	125,000	124,415
Viacom, Inc. 3.450% 10/04/26	270,000	269,852

		6,042,319

Office Equipment/Supplies — 0.4%
Pitney Bowes, Inc. 3.375% 10/01/21	675,000	674,675
Pitney Bowes, Inc. 4.625% 3/15/24	130,000	135,181
Pitney Bowes, Inc. 4.750% 5/15/18	10,000	10,359
Pitney Bowes, Inc. 5.750% 9/15/17	14,000	14,528

		834,743

Oil & Gas — 2.3%
Anadarko Petroleum Corp. 5.550% 3/15/26	150,000	169,506
Citgo Holding, Inc. (c) 10.750% 2/15/20	500,000	501,250
Diamond Offshore Drilling, Inc. 5.875% 5/01/19	175,000	181,572
EP Energy LLC/Everest Acquisition Finance, Inc. 9.375% 5/01/20	150,000	106,125
Exxon Mobil Corp. 3.043% 3/01/26	355,000	372,138
Helmerich & Payne International Drilling Co. 4.650% 3/15/25	35,000	36,935
Jupiter Resources, Inc. (c) 8.500% 10/01/22	225,000	189,000
Murphy Oil USA, Inc. 6.000% 8/15/23	175,000	183,969
Newfield Exploration Co. 5.375% 1/01/26	1,000,000	1,002,500
PBF Holding Co. LLC/PBF Finance Corp. 8.250% 2/15/20	555,000	572,482
Pemex Project Funding Master Trust 6.625% 6/15/38	51,000	50,490
Petroleos Mexicanos 3.125% 1/23/19	25,000	25,225
Petroleos Mexicanos 5.500% 1/21/21	375,000	396,563

	Principal Amount	Value
Petroleos Mexicanos 6.375% 1/23/45	$35,000	$33,425
Phillips 66 4.300% 4/01/22	75,000	82,443
Phillips 66 4.650% 11/15/34	225,000	243,493
Phillips 66 5.875% 5/01/42	75,000	94,113
Pioneer Natural Resources Co. 4.450% 1/15/26	65,000	70,493
Rowan Cos., Inc. 4.875% 6/01/22	151,000	127,595

		4,439,317

Oil & Gas Services — 0.1%
Schlumberger Holdings Corp. (c) 4.000% 12/21/25	205,000	223,035

Packaging & Containers — 0.1%
Brambles USA, Inc. (c) 4.125% 10/23/25	90,000	95,799
Brambles USA, Inc., Series A (c) 5.350% 4/01/20	35,000	38,665
Sonoco Products Co. 4.375% 11/01/21	100,000	106,844

		241,308

Pharmaceuticals — 2.4%
AbbVie, Inc. 3.200% 5/14/26	215,000	217,656
AbbVie, Inc. 3.600% 5/14/25	160,000	167,242
AbbVie, Inc. 4.400% 11/06/42	50,000	52,027
AbbVie, Inc. 4.500% 5/14/35	210,000	223,800
Actavis Funding SCS 3.450% 3/15/22	370,000	388,440
AstraZeneca PLC 6.450% 9/15/37	250,000	348,616
Baxalta, Inc. 3.600% 6/23/22	40,000	42,023
Baxalta, Inc. 4.000% 6/23/25	80,000	85,381
Express Scripts Holding Co. 3.000% 7/15/23	435,000	441,826
Express Scripts Holding Co. 3.300% 2/25/21	40,000	42,038
Express Scripts Holding Co. 4.800% 7/15/46	185,000	192,173
McKesson Corp. 1.292% 3/10/17	40,000	40,032
McKesson Corp. 2.284% 3/15/19	45,000	45,794

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Diversified Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
McKesson Corp. 3.796% 3/15/24	$75,000	$80,883
McKesson Corp. 4.883% 3/15/44	70,000	82,288
Mylan NV (c) 3.950% 6/15/26	610,000	614,598
Mylan NV (c) 5.250% 6/15/46	250,000	263,302
Shire Acquisitions Investments Ireland DAC 2.875% 9/23/23	715,000	718,463
Teva Pharmaceutical Finance Netherlands III BV 2.800% 7/21/23	305,000	305,783
Teva Pharmaceutical Finance Netherlands III BV 4.100% 10/01/46	85,000	84,597
Valeant Pharmaceuticals International (c) 7.000% 10/01/20	200,000	194,000
Valeant Pharmaceuticals International, Inc. (c) 6.125% 4/15/25	113,000	97,321

		4,728,283

Pipelines — 1.3%
CenterPoint Energy Resources Corp. 4.500% 1/15/21	175,000	188,979
CenterPoint Energy Resources Corp. 5.850% 1/15/41	150,000	180,968
Energy Transfer Equity LP 7.500% 10/15/20	100,000	109,750
Energy Transfer Partners LP 4.150% 10/01/20	60,000	62,756
Energy Transfer Partners LP 4.750% 1/15/26	200,000	206,630
EnLink Midstream Partners LP 4.850% 7/15/26	70,000	70,439
Enterprise Products Operating Co. 5.950% 2/01/41	135,000	156,369
Kinder Morgan Energy Partners LP 6.500% 2/01/37	85,000	91,662
Kinder Morgan Energy Partners LP 6.950% 1/15/38	15,000	17,029
Kinder Morgan, Inc. 3.050% 12/01/19	250,000	255,465
Magellan Midstream Partners LP 5.000% 3/01/26	470,000	535,449
MPLX LP 4.875% 6/01/25	500,000	516,641
Tallgrass Energy Partners LP/Tallgrass Energy Finance Corp. (c) 5.500% 9/15/24	102,000	102,765

		2,494,902

	Principal Amount	Value
Real Estate Investment Trusts (REITS) — 1.3%
American Tower Corp. 3.400% 2/15/19	$80,000	$83,123
American Tower Corp. 3.450% 9/15/21	225,000	236,803
Brandywine Operating Partners LP 4.950% 4/15/18	300,000	312,921
CubeSmart LP 3.125% 9/01/26	305,000	303,652
DCT Industrial Operating Partnership LP 4.500% 10/15/23	60,000	63,568
DDR Corp. 4.750% 4/15/18	275,000	285,500
Digital Realty Trust LP 3.400% 10/01/20	140,000	145,902
Digital Realty Trust LP 3.950% 7/01/22	240,000	254,376
Duke Realty LP 8.250% 8/15/19	125,000	146,172
Federal Realty Investment Trust 5.900% 4/01/20	25,000	28,463
Highwoods Realty LP 7.500% 4/15/18	110,000	118,936
Host Hotels & Resorts LP 4.000% 6/15/25	160,000	163,022
Liberty Property LP 3.375% 6/15/23	50,000	51,515
ProLogis LP 2.750% 2/15/19	35,000	35,812
ProLogis LP 3.350% 2/01/21	165,000	174,450
Weingarten Realty Investors 3.250% 8/15/26	75,000	75,080

		2,479,295

Retail — 2.5%
Advance Auto Parts, Inc. 4.500% 12/01/23	455,000	492,799
Bed Bath & Beyond, Inc. 3.749% 8/01/24	30,000	31,107
Bed Bath & Beyond, Inc. 5.165% 8/01/44	75,000	72,518
CVS Health Corp. 2.875% 6/01/26	360,000	365,334
CVS Health Corp. 3.500% 7/20/22	380,000	406,748
CVS Health Corp. 6.125% 9/15/39	25,000	34,150
CVS Pass-Through Trust (c) 5.926% 1/10/34	220,241	260,427
CVS Pass-Through Trust (c) 7.507% 1/10/32	16,874	21,549

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Diversified Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Dollar Tree, Inc. 5.750% 3/01/23	$1,000,000	$1,076,250
El Puerto de Liverpool SAB de CV (c) 3.950% 10/02/24	280,000	281,750
The Home Depot, Inc. 5.950% 4/01/41	100,000	137,517
O’Reilly Automotive, Inc. 3.850% 6/15/23	46,000	49,655
O’Reilly Automotive, Inc. 4.875% 1/14/21	225,000	249,938
O’Reilly Automotive, Inc. 3.550% 3/15/26	100,000	106,009
Signet UK Finance PLC 4.700% 6/15/24	270,000	259,958
Tiffany & Co. 4.900% 10/01/44	105,000	106,421
Wal-Mart Stores, Inc. 5.625% 4/01/40	205,000	276,561
Walgreens Boots Alliance, Inc. 2.700% 11/18/19	185,000	190,639
Walgreens Boots Alliance, Inc. 3.800% 11/18/24	245,000	262,991
Walgreens Boots Alliance, Inc. 4.800% 11/18/44	95,000	104,723

		4,787,044

Savings & Loans — 0.1%
Glencore Funding LLC (c) 2.500% 1/15/19	114,000	113,726
Glencore Funding LLC (c) 3.125% 4/29/19	65,000	65,260

		178,986

Semiconductors — 0.8%
KLA-Tencor Corp. 4.650% 11/01/24	230,000	252,746
Lam Research Corp. 3.800% 3/15/25	145,000	151,050
NXP BV/NXP Funding LLC (c) 3.750% 6/01/18	110,000	113,162
NXP BV/NXP Funding LLC (c) 4.625% 6/01/23	1,000,000	1,093,750

		1,610,708

Software — 0.3%
Broadridge Financial Solutions, Inc. 3.400% 6/27/26	160,000	164,111
Broadridge Financial Solutions, Inc. 3.950% 9/01/20	45,000	47,814
Oracle Corp. 5.375% 7/15/40	250,000	307,302

		519,227

	Principal Amount	Value
Telecommunications — 1.4%
AT&T, Inc. 3.400% 5/15/25	$270,000	$277,400
AT&T, Inc. 6.550% 2/15/39	175,000	222,865
Embarq Corp. 7.995% 6/01/36	45,000	45,539
Hughes Satellite Systems Corp. (c) 6.625% 8/01/26	444,000	428,460
Motorola Solutions, Inc. 3.500% 3/01/23	90,000	89,548
Telefonaktiebolaget LM Ericsson 4.125% 5/15/22	225,000	242,252
Verizon Communications, Inc. 2.625% 2/21/20	115,000	118,267
Verizon Communications, Inc. 2.625% 8/15/26	820,000	804,805
Verizon Communications, Inc. 3.500% 11/01/24	240,000	256,002
Verizon Communications, Inc. 5.012% 8/21/54	77,000	85,026
Verizon Communications, Inc. 5.150% 9/15/23	95,000	110,668
Verizon Communications, Inc. 6.550% 9/15/43	79,000	106,815

		2,787,647

Transportation — 0.6%
Asciano Finance (c) 4.625% 9/23/20	45,000	47,296
Burlington Northern Santa Fe LLC 6.750% 3/15/29	160,000	218,623
Norfolk Southern Corp. 6.000% 5/23/2111	125,000	153,209
OPE KAG Finance Sub, Inc. (c) 7.875% 7/31/23	720,000	682,200
Ryder System, Inc. 2.550% 6/01/19	30,000	30,592

		1,131,920

Trucking & Leasing — 0.5%
Aviation Capital Group Corp. (c) 2.875% 9/17/18	280,000	283,500
GATX Corp. 4.750% 6/15/22	125,000	139,347
Penske Truck Leasing Co. LP/PTL Finance Corp. (c) 2.500% 6/15/19	145,000	147,124
Penske Truck Leasing Co. LP/PTL Finance Corp. (c) 3.375% 2/01/22	320,000	332,775

		902,746

TOTAL CORPORATE DEBT (Cost $79,477,082)		83,037,289

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Diversified Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
MUNICIPAL OBLIGATIONS — 0.2%
State of California BAB 7.550% 4/01/39	$125,000	$200,176
State of California BAB 7.600% 11/01/40	150,000	243,170

		443,346

TOTAL MUNICIPAL OBLIGATIONS (Cost $353,697)		443,346

NON-U.S. GOVERNMENT AGENCY OBLIGATIONS — 25.4%
Auto Floor Plan ABS — 0.2%
Capital Automotive REIT, Series 2010-1A, Class A (c) 5.730% 12/15/38	205,066	211,279
NCF Dealer Floorplan Master Trust, Series 2014-1A, Class A, 1 mo. LIBOR + 1.500%, FRN (c) 2.032% 10/20/20	110,000	110,000

		321,279

Automobile ABS — 1.9%
American Credit Acceptance Receivables Trust, Series 2016-1A, Class A (c) 2.370% 5/12/20	123,770	123,808
AmeriCredit Automobile Receivables Trust, Series 2014-2, Class D 2.570% 7/08/20	300,000	303,656
AmeriCredit Automobile Receivables Trust, Series 2016-2, Class C 2.870% 11/08/21	150,000	152,536
Avis Budget Rental Car Funding AESOP LLC, Series 2014-2A, Class A (c) 2.500% 2/20/21	120,000	121,165
CFC LLC, Series 2014-2A, Class A (c) 1.440% 11/16/20	41,156	40,984
CPS Auto Trust, Series 2014-A, Class A (c) 1.210% 8/15/18	11,303	11,284
CPS Auto Trust, Series 2014-C, Class A (c) 1.310% 2/15/19	61,850	61,771
Drive Auto Receivables Trust, Series 2016-BA, Class B (c) 2.560% 6/15/20	140,000	141,125
Drive Auto Receivables Trust, Series 2016-AA, Class B (c) 3.170% 5/15/20	260,000	262,931
Exeter Automobile Receivables Trust, Series 2014-3A, Class A (c) 1.320% 1/15/19	15,975	15,952
Flagship Credit Auto Trust, Series 2016-2, Class A2 (c) 3.050% 8/16/21	500,000	503,060

	Principal Amount	Value
GLS Auto Receivables Trust, Series 2015-1A, Class A (c) 2.250% 12/15/20	$73,640	$73,540
GO Financial Auto Securitization Trust, Series 2015-1, Class A (c) 1.810% 3/15/18	11,192	11,187
OneMain Direct Auto Receivables Trust, Series 2016-1A, Class A (c) 2.040% 1/15/21	179,781	180,330
Oscar US Funding Trust II, Series 2015-1A, Class A4 (c) 2.440% 6/15/22	320,000	316,205
Oscar US Funding Trust IV, Series 2016-1A, Class A2B, 1 mo. USD LIBOR + 1.700%, FRN (c) 2.224% 7/15/20	251,072	251,002
Oscar US Funding Trust V, Series 2016-2A, Class A4 (c) 2.990% 12/15/23	600,000	599,839
Santander Drive Auto Receivables Trust, Series 2015-S2, Class R1 (c) 1.840% 11/18/19	4,277	4,274
Santander Drive Auto Receivables Trust, Series 2015-3, Class C 2.740% 1/15/21	200,000	203,082
Santander Drive Auto Receivables Trust, Series 2014-4, Class D 3.100% 11/16/20	330,000	335,321

		3,713,052

Commercial MBS — 2.9%
Banc of America Commercial Mortgage, Inc., Series 2007-3, Class A4, VRN 5.723% 6/10/49	156,754	158,607
Banc of America Commercial Mortgage, Inc., Series 2007-4, Class AM, VRN 6.005% 2/10/51	95,000	97,586
Banc of America Commercial Mortgage, Inc., Series 2008-1, Class A4, VRN 6.435% 2/10/51	315,533	327,730
Banc of America Commercial Mortgage, Inc., Series 2008-1, Class AM, VRN 6.478% 2/10/51	100,000	104,104
Bear Stearns Commercial Mortgage Securities, Series 2007-T26, Class AM, VRN 5.513% 1/12/45	190,000	191,518
Bear Stearns Commercial Mortgage Securities, Series 2007-PW17, Class A4, VRN 5.694% 6/11/50	571,377	586,737

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Diversified Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Bear Stearns Commercial Mortgage Securities, Series 2007-PW18, Class A4 5.700% 6/11/50	$143,767	$147,600
Bear Stearns Commercial Mortgage Securities, Series 2007-T28, Class AM, VRN 5.835% 9/11/42	110,000	113,070
Bear Stearns Commercial Mortgage Securities, Series 2007-PW17, Class AM, VRN 5.915% 6/11/50	200,000	204,572
Bear Stearns Commercial Mortgage Securities, Series 2007-PW18, Class AM, VRN 6.084% 6/11/50	115,000	118,415
Commercial Mortgage Pass Through Certificates, Series 2014-UBS2, Class A5 3.961% 3/10/47	152,000	167,551
Commercial Mortgage Pass Through Certificates, Series 2014-UBS2, Class AM 4.199% 3/10/47	100,000	109,290
Commercial Mortgage Pass Through Certificates, Series 2014-CR14, Class A4, VRN 4.236% 2/10/47	110,000	123,665
Commercial Mortgage Pass Through Certificates, Series 2015-CR23, Class C, VRN 4.398% 5/10/48	110,000	102,734
DBCCRE Mortgage Trust, Series 2014-ARCP, Class A (c) 4.238% 1/10/34	100,000	106,724
DBRR Trust, Series 2013-EZ3, Class A, VRN (c) 1.635% 12/18/49	8,841	8,838
DBUBS Mortgage Trust, Series 2011-LC1A, Class A1 (c) 3.742% 11/10/46	3,198	3,223
GCCFC Commercial Mortgage Trust, Series 2006-GG7, Class AM, VRN 5.951% 7/10/38	159,559	159,784
JP Morgan Chase Commercial Mortgage Securities Corp., Series 2006-CB17, Class A4 5.429% 12/12/43	435	434
Merrill Lynch/Countrywide Commercial Mortgage Trust, Series 2006-4, Class AM 5.204% 12/12/49	73,600	73,564
ML-CFC Commercial Mortgage Trust, Series 2007-9, Class AM, VRN 5.856% 9/12/49	115,000	118,288

	Principal Amount	Value
Morgan Stanley Capital I, Series 2006-IQ12, Class AM 5.370% 12/15/43	$110,000	$110,165
Morgan Stanley Capital I, Series 2007-HQ11, Class AJ, VRN 5.508% 2/12/44	170,000	167,181
Morgan Stanley Capital I, Series 2007-IQ14, Class A2 5.610% 4/15/49	25,665	25,605
STRIPs Ltd., Series 2012-1A, Class A (c) 1.500% 12/25/44	8,397	8,397
TIAA Seasoned Commercial Mortgage Trust, Series 2007-C4, Class AJ, VRN 5.483% 8/15/39	21,137	21,277
VNO Mortgage Trust, Series 2013-PENN, Class A (c) 3.808% 12/13/29	110,000	118,053
Wachovia Bank Commercial Mortgage Trust, Series 2006-C29, Class AM 5.339% 11/15/48	321,000	321,940
Wachovia Bank Commercial Mortgage Trust, Series 2007-C31, Class A4 5.509% 4/15/47	433,333	437,654
Wachovia Bank Commercial Mortgage Trust, Series 2007-C31, Class AM, VRN 5.591% 4/15/47	110,000	111,464
Wachovia Bank Commercial Mortgage Trust, Series 2007-C33, Class A4, VRN 6.158% 2/15/51	85,280	86,479
Wachovia Bank Commercial Mortgage Trust, Series 2007-C33, Class AM, VRN 6.158% 2/15/51	500,000	510,834
Wells Fargo Commercial Mortgage Trust, Series 2015-NXS1, Class C, VRN 3.848% 5/15/48	140,000	140,137
WF-RBS Commercial Mortgage Trust, Series 2012-C8, Class B 4.311% 8/15/45	110,000	118,970
WF-RBS Commercial Mortgage Trust, Series 2012-C8, Class C, VRN 5.031% 8/15/45	100,000	106,974
WF-RBS Commercial Mortgage Trust, Series 2011-C5, Class C, VRN (c) 5.865% 11/15/44	170,000	187,945
WF-RBS Commercial Mortgage Trust, Series 2011-C5, Class D, VRN (c) 5.865% 11/15/44	115,000	124,440

		5,621,549

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Diversified Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Home Equity ABS — 0.8%
Accredited Mortgage Loan Trust, Series 2005-3, Class M1, 1 mo. USD LIBOR + .450%, FRN 0.970% 9/25/35	$91,067	$90,221
ACE Securities Corp., Series 2005-HE5, Class M2, 1 mo. USD LIBOR + .735%, FRN 1.260% 8/25/35	159,140	158,720
ACE Securities Corp., Series 2005-RM1, Class M2, 1 mo. USD LIBOR + .750%, FRN 1.275% 3/25/35	17,996	18,538
Asset-Backed Securities Corporation Home Equity, Series 2005-HE3, Class M3, 1 mo. USD LIBOR + .705%, FRN 1.230% 4/25/35	39,285	39,560
Bear Stearns Asset-Backed Securities I Trust, Series 2006-HE3, Class A2, 1 mo. USD LIBOR + .180%, FRN 0.705% 4/25/36	522	522
Bear Stearns Asset-Backed Securities I Trust, Series 2005-HE12, Class M1, 1 mo. USD LIBOR + .480%, FRN 1.005% 12/25/35	281,164	275,187
Conseco Finance Corp., Series 2002-A, Class M1, 1 mo. LIBOR + 1.850%, FRN 2.374% 4/15/32	66,105	66,268
Countrywide Asset-Backed Certificates, Series 2004-5, Class 3A, 1 mo. USD LIBOR + .460%, FRN 0.985% 9/25/34	54,572	53,954
Countrywide Partnership Trust, Series 2004-EC1, Class M1, 1 mo. USD LIBOR + .900%, FRN 1.425% 2/25/35	193,391	157,336
Credit Suisse Seasoned Loan Trust, Series 2006-1, Class A, 1 mo. USD LIBOR + .240%, FRN (c) 0.765% 10/25/34	152,594	151,796
Fremont Home Loan Trust, Series 2005-E, Class 2A3, 1 mo. USD LIBOR + .240%, FRN 0.765% 1/25/36	37,719	37,422
JP Morgan Mortgage Acquisition Corp., Series 2005-FRE1, Class A2V2, 1 mo. USD LIBOR + .220%, FRN 0.745% 10/25/35	74,759	74,789
MASTR Asset Backed Securities Trust, Series 2005, Class M1, 1 mo. USD LIBOR + .720%, FRN 1.245% 12/25/34	99,504	88,115

	Principal Amount	Value
MASTR Asset-Backed Securities Trust, Series 2005-WMC1, Class M3, 1 mo. USD LIBOR + .720%, FRN 1.245% 3/25/35	$92,817	$92,492
New Century Home Equity Loan Trust, Series 1997-NC5, Class A6, STEP 6.620% 10/25/28	5	5
NovaStar Mortgage Funding Trust, Series 2005-3, Class A2D, 1 mo. LIBOR + .370%, FRN 0.895% 1/25/36	110,004	109,310
Option One Mortgage Loan Trust, Series 2005-5, Class A3, 1 mo. USD LIBOR + .210%, FRN 0.735% 12/25/35	123,329	122,847
Option One Mortgage Loan Trust, Series 2005-3, Class M1, 1 mo. USD LIBOR + .470%, FRN 0.995% 8/25/35	49,584	49,408
Park Place Securities, Inc., Series 2005-WHQ4, Class A1A, 1 mo. USD LIBOR + .260%, FRN 0.785% 9/25/35	19,644	19,653
Residential Asset Securities Corp., Series 2005-AHL3, Class A2, 1 mo. USD LIBOR + .240%, FRN 0.765% 11/25/35	36,507	36,368

		1,642,511

Other ABS — 14.5%
321 Henderson Receivables I LLC, Series 2015-1A, Class A (c) 3.260% 9/15/72	93,552	93,731
Aames Mortgage Investment Trust, Series 2004-1, Class M5, 1 mo. USD LIBOR + 1.725%, FRN 2.249% 1/25/35	97,596	97,322
ALM VII Ltd., Series 2012-7A, Class A1R, 3 mo. USD LIBOR + 1.480%, FRN (c) 1.000% 10/15/28	390,000	390,000
ALM VIII Ltd., Series 2013-8A, Class A1R, 3 mo. LIBOR + 1.490%, FRN (c) 1.000% 10/15/28	670,000	670,000
ALM VIII Ltd., Series 2013-8A, Class A1A, 3 mo. LIBOR + 1.450%, FRN (c) 2.146% 1/20/26	710,000	709,994
Alterna Funding I LLC, Series 2014-1A, Class NOTE (c) 1.639% 2/15/21	56,228	54,822

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Diversified Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Apidos CLO XVII, Series 2014-17A, Class A1A, 3 mo. USD LIBOR + 1.500%, FRN (c) 2.179% 4/17/26	$250,000	$250,006
Applebee’s/IHOP Funding LLC, Series 2014-1, Class A2 (c) 4.277% 9/05/44	230,000	233,755
Arbys Funding LLC, Series 2015-1A, Class A2 (c) 4.969% 10/30/45	267,975	279,699
Argent Securities, Inc. Asset-Backed Pass-Through Certificates, Series 2004-W10, Class M1, 1 mo. USD LIBOR + .900%, FRN 1.424% 10/25/34	499,837	457,462
ARL First LLC, Series 2012-1A, Class A1, 1 mo. USD LIBOR + 1.750%, FRN (c) 2.274% 12/15/42	119,523	115,984
AVANT Loans Funding Trust, Series 2016-B, Class A (c) 3.920% 8/15/19	97,085	97,590
Avery Point CLO Ltd., Series 2014-5A, Class A, 3 mo. USD LIBOR + 1.460%, FRN (c) 2.139% 7/17/26	250,000	250,003
Avery Point III CLO Ltd., Series 2013-3A, Class A, 3 mo. USD LIBOR + 1.400%, FRN (c) 2.079% 1/18/25	250,000	250,001
Avery Point VI CLO Ltd., Series 2015-6A, Class A, 3 mo. USD LIBOR + 1.450%, FRN (c) 2.228% 8/05/27	445,000	445,320
Birchwood Park CLO Ltd., Series 2014-1A, Class A, 3 mo. USD LIBOR + 1.440%, FRN (c) 2.120% 7/15/26	250,000	250,020
Blue Hill CLO Ltd., Series 2013-1A, Class A, 3 mo. USD LIBOR + 1.480%, FRN (c) 2.160% 1/15/26	250,000	250,075
BlueMountain CLO Ltd., Series 2015-2A, Class A1, 3 mo. USD LIBOR + 1.430%, FRN (c) 2.109% 7/18/27	305,000	305,592
BlueVirgo Trust, Series 2015-1A, Class NOTE (c) 3.000% 12/15/22	346,179	349,845
CAN Capital Funding LLC, Series 2014-1A, Class A (c) 3.117% 4/15/20	160,000	158,607
Capital Automotive REIT, Series 2014-1A, Class A (c) 3.660% 10/15/44	100,000	100,245

	Principal Amount	Value
Carlyle Global Market Strategies, Series 2014-1A, Class A, 3 mo. USD LIBOR + 1.520%, FRN (c) 2.199% 4/17/25	$265,000	$265,007
Carlyle Global Market Strategies CLO Ltd., Series 2013-4A, Class A1, 3 mo. USD LIBOR + 1.470%, FRN (c) 2.150% 10/15/25	600,000	600,015
Citi Held For Asset Issuance, Series 2015-PM1, Class A (c) 1.850% 12/15/21	24,493	24,448
Citigroup Mortgage Loan Trust, Series 2006-SHL1, Class A1, 1 mo. USD LIBOR + .200%, FRN (c) 0.724% 11/25/45	48,090	48,115
Citigroup Mortgage Loan Trust, Inc., Series 2006-WFH2, Class A2A, 1 mo. USD LIBOR + .150%, FRN 0.675% 8/25/36	118,139	116,062
CKE Restaurant Holdings, Inc., Series 2013-1A, Class A2 (c) 4.474% 3/20/43	421,638	423,020
CLI Funding V LLC, Series 2014-2A, Class A (c) 3.380% 10/18/29	80,749	77,262
CLI Funding VI LLC, Series 2016-1A, Class A (c) 4.210% 2/18/41	561,294	543,663
Consumer Credit Origination Loan Trust, Series 2015-1, Class A (c) 2.820% 3/15/21	40,825	41,076
Credit-Based Asset Servicing and Securitization LLC, Series 2006-RP2, Class A3, 1 mo. LIBOR + .300%, FRN (c) 0.825% 7/25/36	117,073	116,648
CWABS Asset-Backed Certificates Trust, Series 2005-4, Class MV5, 1 mo. USD LIBOR + .670%, FRN 1.194% 10/25/35	440,000	390,542
DB Master Finance LLC, Series 2015-1A, Class A2I (c) 3.262% 2/20/45	512,200	516,699
DB Master Finance LLC, Series 2015-1A, Class A2II (c) 3.980% 2/20/45	394,000	401,896
Diamond Resorts Owner Trust, Series 2013-2, Class A (c) 2.270% 5/20/26	89,428	88,908
Diamond Resorts Owner Trust, Series 2015-1, Class A (c) 2.730% 7/20/27	170,939	171,939
Diamond Resorts Owner Trust, Series 2015-2, Class B (c) 3.540% 5/22/28	134,847	137,056

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Diversified Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Domino’s Pizza Master Issuer LLC, Series 2015-1A, Class A2I (c) 3.484% 10/25/45	$416,850	$420,367
Domino’s Pizza Master Issuer LLC, Series 2015-1A, Class A2II (c) 4.474% 10/25/45	615,350	623,720
Domino’s Pizza Master Issuer LLC, Series 2012-1A, Class A2 (c) 5.216% 1/25/42	216,843	222,676
Dong Fang Container Finance II SPV Ltd., Series 2014-1A, Class A2 (c) 3.550% 11/25/39	210,132	202,164
Drug Royalty Corp., Inc., Series 2012-1, Class A2 (c) 5.800% 7/15/24	36,154	36,654
Dryden XXXI Senior Loan Fund, Series 2014-31A, Class A, 3 mo. USD LIBOR + 1.350%, FRN (c) 2.029% 4/18/26	370,000	369,999
Eaton Vance CLO, Series 2014-1A, Class A, 3 mo. USD LIBOR + 1.450%, FRN (c) 2.130% 7/15/26	500,000	499,665
Elara HGV Timeshare Issuer LLC, Series 2016-A, Class A (c) 2.810% 4/25/28	387,036	386,869
Elara HGV Timeshare Issuer LLC, Series 2016-A, Class B (c) 3.210% 4/25/28	235,997	235,870
Element Rail Leasing II LLC, Series 2015-1A, Class A1 (c) 2.707% 2/19/45	77,387	75,621
Element Rail Leasing II LLC, Series 2015-1A, Class A2 (c) 3.585% 2/19/45	160,000	153,591
Element Rail Leasing II LLC, Series 2016-1A, Class A1 (c) 3.968% 3/19/46	204,188	205,694
Fairway Outdoor Funding LLC, Series 2012-1A, Class A2 (c) 4.212% 10/15/42	208,952	211,973
First Franklin Mortgage Loan Trust, Series 2005-FF7, Class M1, 1 mo. USD LIBOR + .450%, FRN 0.975% 7/25/35	7,078	7,075
Fremont Home Loan Trust, Series 2005-2, Class M2, 1 mo. USD LIBOR + .720%, FRN 1.245% 6/25/35	119,605	118,637
Galaxy XX CLO Ltd., Series 2015-20A, Class A, 3 mo. USD LIBOR + 1.450%, FRN (c) 2.146% 7/20/27	340,000	339,861

	Principal Amount	Value
GoldenTree Loan Opportunities VII Ltd., Series 2013-7A, Class A, 3 mo. USD LIBOR + 1.150%, FRN (c) 1.865% 4/25/25	$365,000	$363,097
GoldenTree Loan Opportunities VII Ltd., Series 2014-8A, Class A, 3 mo. USD LIBOR + 1.450%, FRN (c) 2.138% 4/19/26	550,000	550,021
Green Tree Agency Advance Funding Trust I, Series 2015-T2, Class AT2 (c) 3.095% 10/15/48	340,000	340,106
Hercules Capital Funding Trust, Series 2014-1A, Class A (c) 3.524% 4/16/21	226,227	225,520
HERO Funding Trust, Series 2016-3A, Class A1 (c) 3.080% 9/20/42	310,000	310,000
Hilton Grand Vacations Trust, Series 2014-AA, Class A (c) 1.770% 11/25/26	71,434	70,692
Hilton Grand Vacations Trust, Series 2013-A, Class A (c) 2.280% 1/25/26	89,855	90,022
Icon Brand Holdings LLC, Series 2012-1A, Class A (Acquired 11/16/12-11/20/12, Cost $77,355) (c) (d) 4.229% 1/25/43	75,344	68,631
Icon Brand Holdings LLC, Series 2013-1A, Class A (Acquired 1/9/14, Cost $78,529) (c) (d) 4.352% 1/25/43	62,547	58,123
ING Investment Management CLO Ltd., Series 2013-3A, Class A1, 3 mo. USD LIBOR + 1.450%, FRN (c) 2.129% 1/18/26	250,000	249,646
J.G. Wentworth XXXV LLC, Series 2015-2A, Class A (c) 3.870% 3/15/58	88,862	91,907
JP Morgan Mortgage Acquisition Trust, Series 2006-CH1, Class A5, 1 mo. USD LIBOR + .230%, FRN 0.755% 7/25/36	150,000	145,537
LCM Ltd., Series 16A, Class A, 3 mo. USD LIBOR + 1.500%, FRN (c) 2.180% 7/15/26	250,000	250,931
Leaf Receivables Funding LLC, Series 2016-1, Class A1 (c) 1.000% 6/15/17	385,680	385,682
Long Beach Mortgage Loan Trust, Series 2005-1, Class M2, 1 mo. USD LIBOR + .795%, FRN 1.320% 2/25/35	133,592	132,537

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Diversified Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Madison Park Funding Ltd., Series 2016-22A, Class A, 3 mo. LIBOR + 1.480%, FRN (c) 1.000% 10/25/29	$250,000	$250,000
Madison Park Funding XII Ltd., Series 2014-12A, Class A, 3 mo. USD LIBOR + 1.500%, FRN (c) 2.196% 7/20/26	250,000	250,007
Madison Park Funding XIV Ltd., Series 2014-14A, Class A2, 3 mo. USD LIBOR + 1.450%, FRN (c) 2.146% 7/20/26	280,000	280,008
Marlette Funding Trust, Series 2016-1A, Class A (c) 3.060% 1/17/23	651,859	652,072
Merrill Lynch Mortgage Investors, Inc., Series 2005-WMC2, Class M3, 1 mo. USD LIBOR + .705%, FRN 1.230% 4/25/36	42,413	42,284
Miramax LLC, Series 2014-1A, Class A2 (c) 3.340% 7/20/26	360,072	360,993
Morgan Stanley ABS Capital I, Inc. Trust, Series 2005-WMC6, Class M2, 1 mo. USD LIBOR + .750%, FRN 1.275% 7/25/35	28,414	28,611
MVW Owner Trust, Series 2013-1A, Class A (c) 2.150% 4/22/30	74,592	74,271
MVW Owner Trust, Series 2016-1A, Class A (c) 2.250% 12/20/33	108,397	108,187
Nations Equipment Finance Funding II LLC, Series 2014-1A, Class A (c) 1.558% 7/20/18	50,459	50,431
Nations Equipment Finance Funding III LLC, Series 2016-1A, Class A (c) 3.610% 2/20/21	292,995	293,410
Nomad CLO Ltd., Series 2013-1A, Class A1, 3 mo. USD LIBOR + 1.200%, FRN (c) 1.880% 1/15/25	250,000	249,279
Oak Hill Credit Partners VIII Ltd., Series 2013-8A, Class A, 3 mo. USD LIBOR + 1.120%, FRN (c) 1.816% 4/20/25	225,000	223,364
OHA Loan Funding Ltd., Series 2013-1A, Class A, 3 mo. USD LIBOR + 1.250%, FRN (c) 1.965% 7/23/25	200,000	199,721
OnDeck Asset Securitization Trust II LLC, Series 2016-1A, Class A (c) 4.210% 5/17/20	120,000	119,852

	Principal Amount	Value
OneMain Financial Issuance Trust, Series 2014-2A, Class A (c) 2.470% 9/18/24	$99,268	$99,469
Orange Lake Timeshare Trust, Series 2014-AA, Class A (c) 2.290% 7/09/29	49,390	49,671
Ownit Mortgage Loan Trust, Series 2005-2, Class M4, 1 mo. USD LIBOR + .930%, FRN 1.455% 3/25/36	62,902	62,827
Oxford Finance Funding Trust, Series 2014-1A, Class A (c) 3.475% 12/15/22	280,000	276,976
Park Place Securities Inc, Series 2005-WCW2, Class M1, ABS, 1 mo. USD LIBOR + .500%, FRN 1.025% 7/25/35	89,116	88,349
Park Place Securities, Inc., Series 2005-WCW3, Class M1, 1 mo. USD LIBOR + .480%, FRN 1.005% 8/25/35	100,000	95,497
Popular ABS Mortgage Pass-Through Trust, Series 2006-B, Class A3, 1 mo. USD LIBOR + .280%, FRN 0.805% 5/25/36	106,650	104,670
RAAC, Series 2006-RP2, Class A, 1 mo. USD LIBOR + .250%, FRN (c) 0.774% 2/25/37	76,534	75,815
Race Point VIII CLO Ltd., Series 2013-8A, Class A, 3 mo. USD LIBOR + 1.250%, FRN (c) 2.061% 2/20/25	250,000	249,439
Race Point VIII CLO Ltd., Series 2012-7A, Class A, 3 mo. USD LIBOR + 1.420%, FRN (c) 2.208% 11/08/24	100,000	99,928
Seneca Park CLO Ltd., Series 2014-1A, Class A, 3 mo. USD LIBOR + 1.480%, FRN (c) 2.159% 7/17/26	250,000	250,008
Sierra Receivables Funding Co. LLC, Series 2016-2A, Class A (c) 2.330% 7/20/33	280,008	279,858
Sierra Receivables Funding Co. LLC, Series 2015-3A, Class A (c) 2.580% 9/20/32	143,723	144,285
Sierra Receivables Funding Co. LLC, Series 2012-1A, Class A (c) 2.840% 11/20/28	11,149	11,174
Sierra Receivables Funding Co. LLC, Series 2015-3A, Class B (c) 3.080% 9/20/32	63,238	63,290

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Diversified Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Sierra Receivables Funding Co. LLC, Series 2016-1A, Class B (c) 3.670% 3/21/33	$182,773	$184,931
Sierra Timeshare Receivables Funding LLC, Series 2015-2A, Class B (c) 3.020% 6/20/32	86,171	86,117
SoFi Consumer Loan Program LLC, Series 2016-1A, Class A (c) 3.260% 8/25/25	776,690	780,370
SoFi Consumer Loan Program LLC, Series 2016-2A, Class B, VRN (c) 4.770% 10/27/25	350,000	349,729
Specialty Underwriting & Residential Finance Trust, Series 2005-AB2, Class M1, 1 mo. USD LIBOR + .450%, FRN 0.975% 6/25/36	60,000	59,394
Spirit Master Funding LLC, Series 2014-4A, Class A1 (c) 3.501% 1/20/45	110,000	106,814
SpringCastle America Funding LLC, Series 2014-AA, Class A (c) 2.700% 5/25/23	334,211	334,315
SpringCastle America Funding LLC, Series 2016-AA, Class A (c) 3.050% 4/25/29	430,000	429,984
SPS Servicer Advance Receivables Trust, Series 2015-T3, Class AT3 (c) 2.920% 7/15/47	170,000	170,391
Store Master Funding LLC, Series 2013-3A, Class A1 (c) 4.240% 11/20/43	114,745	115,109
Structured Asset Securities Corp., Series 2007-BC4, Class A3, 1 mo. USD LIBOR + .250%, FRN 0.775% 11/25/37	2,085	2,084
Symphony CLO XV Ltd., Series 2014-15A, Class A, 3 mo. USD LIBOR + 1.450%, FRN (c) 2.129% 10/17/26	300,000	300,005
Taco Bell Funding LLC, Series 2016-1A, Class A2I (c) 3.832% 5/25/46	480,000	487,768
Taco Bell Funding LLC, Series 2016-1A, Class A23 (c) 4.970% 5/25/46	440,000	454,472
TAL Advantage LLC, Series 2014-2A, Class A1 (c) 1.700% 5/20/39	109,198	107,729
TCI-Symphony CLO Ltd., Series 2016-1A, Class A, 3 mo. USD LIBOR + 1.480%, FRN (b) (c) 2.399% 10/13/29	320,000	320,000

	Principal Amount	Value
Trip Rail Master Funding LLC, Series 2011-1A, Class A1A (c) 4.370% 7/15/41	$41,353	$41,732
VSE VOI Mortgage LLC, Series 2016-A, Class B (c) 2.740% 7/20/33	140,000	139,986
Wendys Funding LLC, Series 2015-1A, Class A2I (c) 3.371% 6/15/45	371,250	372,928
Wendys Funding LLC, Series 2015-1A, Class A2II (c) 4.080% 6/15/45	326,700	331,690
Wendys Funding LLC, Series 2015-1A, Class A23 (c) 4.497% 6/15/45	346,500	346,425
Westgate Resorts LLC, Series 2014-1A, Class A (c) 2.150% 12/20/26	137,412	135,659

		28,006,695

Student Loans ABS — 4.6%
Academic Loan Funding Trust, Series 2012-1A, Class A2, 1 mo. USD LIBOR + 1.100%, FRN (c) 1.625% 12/27/44	470,000	451,936
Access Group, Inc., Series 2006-1, Class B, 3 mo. USD LIBOR + .450%, FRN 1.275% 8/25/37	384,296	336,901
Access Group, Inc., Series 2003-A, Class A3, 3 mo. Treasury + 1.200%, FRN 1.515% 7/01/38	42,316	38,455
Access Group, Inc., Series 2015-1, Class B, 1 mo. USD LIBOR + 1.500%, FRN (c) 2.025% 7/25/58	130,000	113,588
College Loan Corp. Trust, Series 2002-1, Class A5, 28 day ARS, FRN (c) 1.076% 3/01/42	150,000	134,903
College Loan Corp. Trust I, Series 2002-2, Class A30, 28 day ARS, FRN (c) 1.566% 3/01/42	100,000	90,034
College Loan Corp. Trust I, Series 2003-1, Class A6, 28 day ARS, FRN (c) 1.685% 3/01/42	200,000	180,181
Credit Suisse ABS Repackaging Trust, Series 2013-A, Class B (c) 2.500% 1/25/30	362,441	344,347

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Diversified Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
DRB Prime Student Loan Trust, Series 2015-B, Class A1, 1 mo. USD LIBOR + 1.900%, FRN (c) 2.425% 10/27/31	$173,121	$174,092
DRB Prime Student Loan Trust, Series 2016-B, Class A2 (c) 2.890% 6/25/40	324,654	324,118
DRB Prime Student Loan Trust, Series 2015-A, Class A2 (c) 3.060% 7/25/31	190,088	188,613
Earnest Student Loan Program LLC, Series 2016-B, Class A1, 1 mo. USD LIBOR + 2.050%, FRN (c) 2.575% 2/26/35	503,967	503,967
ECMC Group Student Loan Trust, Series 2016-1A, Class A, 1 mo. USD LIBOR + 1.350%, FRN (c) 1.864% 7/26/66	690,000	689,989
Education Funding Capital Trust I, Series 2004-1, Class A4, 28 day ARS, FRN 1.934% 6/15/43	100,000	99,554
Education Funding Capital Trust I, Series 2004-1, Class B1, 28 day ARS, FRN 1.943% 6/15/43	200,000	185,003
Education Funding Capital Trust I, Series 2004-1, Class A5, 28 day ARS, FRN 1.943% 6/15/43	350,000	342,060
Education Funding Capital Trust I, Series 2004-1, Class A6, 28 day ARS, FRN 1.943% 6/15/43	200,000	194,359
KeyCorp Student Loan Trust, Series 2004-A, Class 2A2, 3 mo. USD LIBOR + .300%, FRN 1.034% 10/28/41	13,737	13,685
KeyCorp Student Loan Trust, Series 2004-A, Class 2B, 3 mo. USD LIBOR + .530%, FRN 1.264% 1/27/42	100,000	99,250
KeyCorp Student Loan Trust, Series 1999-B, Class CTFS, 3 mo. USD LIBOR + .720%, FRN 1.545% 11/25/36	72,286	69,442
Nelnet Student Loan Trust, Series 2006-3, Class B, 3 mo. USD LIBOR + .250%, FRN 1.107% 6/25/41	205,980	168,023

	Principal Amount	Value
Nelnet Student Loan Trust, Series 2012-2A, Class B, 1 mo. USD LIBOR + 1.000%, FRN (c) 1.524% 11/25/36	$200,000	$172,189
Nelnet Student Loan Trust, Series 2012-1A, Class B, 1 mo. USD LIBOR + 1.000%, FRN (c) 1.525% 6/25/42	150,000	131,358
Nelnet Student Loan Trust, Series 2005-4, Class A4R2, 28 day ARS, FRN 1.526% 3/22/32	150,000	140,279
Nelnet Student Loan Trust, Series 2014-2A, Class B, 1 mo. USD LIBOR + 1.500%, FRN (c) 2.025% 6/25/41	100,000	87,418
Nelnet Student Loan Trust, Series 2014-1A, Class B, 1 mo. USD LIBOR + 1.500%, FRN (c) 2.025% 10/25/47	240,000	212,087
Nelnet Student Loan Trust, Series 2014-5A, Class B, 1 mo. USD LIBOR + 1.500%, FRN (c) 2.025% 5/25/49	100,000	87,636
Pennsylvania Higher Education Assistance Agency, Series 2015-1A, Class B, 1 mo. USD LIBOR + 1.500%, FRN (c) 2.024% 4/25/45	130,000	111,639
SLC Private Student Loan Trust, Series 2006-A, Class C, 3 mo. USD LIBOR + .450%, FRN 1.130% 7/15/36	190,000	170,849
SLM Student Loan Trust, Series 2005-3, Class B, 3 mo. USD LIBOR + .150%, FRN 0.865% 4/25/40	173,542	145,242
SLM Student Loan Trust, Series 2006-5, Class B, 3 mo. USD LIBOR + .210%, FRN 0.925% 10/25/40	205,032	176,340
SLM Student Loan Trust, Series 2004-3, Class B, 3 mo. USD LIBOR + .470%, FRN 1.000% 10/25/64	170,494	149,790
SLM Student Loan Trust, Series 2005-9, Class B, 3 mo. USD LIBOR + .300%, FRN 1.015% 1/25/41	128,247	109,138
SLM Student Loan Trust, Series 2013-2, Class B, 1 mo. USD LIBOR + 1.500%, FRN 2.025% 6/25/43	110,000	95,476

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Diversified Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
SLM Student Loan Trust, Series 2013-1, Class B, ABS, FRN, 1 mo. USD LIBOR + 1.800%, FRN 2.325% 11/25/43	$381,000	$338,954
SLM Student Loan Trust, Series 2003-5, Class A7, 28 day ARS, FRN 3.007% 6/17/30	50,000	50,000
SLM Student Loan Trust, Series 2002-7, Class A11, 28 day ARS, FRN 3.030% 3/15/28	200,000	200,000
SMB Private Education Loan Trust, Series 2016-B, Class A2A (c) 2.430% 2/17/32	228,000	230,819
SoFi Professional Loan Program LLC, Series 2016-A, Class A1, 1 mo. USD LIBOR + 1.750%, FRN (c) 2.275% 8/25/36	148,294	150,971
SoFi Professional Loan Program LLC, Series 2016-B, Class A2B (c) 2.740% 10/25/32	300,000	308,025
SoFi Professional Loan Program LLC, Series 2016-A, Class A2 (c) 2.760% 12/26/36	417,866	424,247
SoFi Professional Loan Program LLC, Series 2014-A, Class A2 (c) 3.020% 10/25/27	66,190	67,465
South Carolina Student Loan Corp., Series 2014-1, Class B, 1 mo. USD LIBOR + 1.500%, FRN 2.023% 8/01/35	400,000	343,300
South Carolina Student Loan Corp., Series 2015-A, Class A, 1 mo. USD LIBOR + 1.500%, FRN 2.025% 1/25/36	178,250	161,634

		8,807,356

WL Collateral CMO — 0.5%
Bank of America Mortgage Securities, Series 2004-G, Class 2A7, FRN 3.301% 8/25/34	47,640	46,648
Connecticut Avenue Securities, Series 2015-C03, Class 1M1, 1 mo. USD LIBOR + 1.500%, FRN 2.025% 7/25/25	424,157	425,023
Countrywide Home Loans, Inc., Series 2004-2, Class 1A1, FRN 2.953% 2/25/34	10,524	10,117
Countrywide Home Loans, Inc., Series 2003-42, Class 1A1, FRN 3.294% 9/25/33	4,428	4,173

	Principal Amount	Value
Federal National Mortgage Association Connecticut Avenue Securities, Series 2016-C05, Class 2M1, 1 mo. USD LIBOR + 1.350%, FRN 1.875% 1/25/29	$326,378	$327,665
GSR Mortgage Loan Trust, Series 2004-9, Class 2A1, VRN 3.285% 8/25/34	7,508	7,360
IndyMac Index Mortgage Loan Trust, Series 2004-AR4, Class 1A, VRN 2.786% 8/25/34	37,594	33,566
Merrill Lynch Mortgage Investors, Inc., Series 2005-A8, Class A3A2, 1 mo. USD LIBOR + .250%, FRN 0.775% 8/25/36	8,591	8,566
Merrill Lynch Mortgage Investors, Inc., Series 2004-A1, Class IA, VRN 3.032% 2/25/34	4,050	4,001
Merrill Lynch Mortgage Investors, Inc., Series 2003-A4, Class IA, VRN 3.065% 7/25/33	2,352	2,317
Morgan Stanley Mortgage Loan Trust, Series 2004-2AR, Class 1A, FRN 2.875% 2/25/34	125	129
Structured Adjustable Rate Mortgage Loan Trust, Series 2004-2, Class 2A, VRN 3.056% 3/25/34	20,375	20,455
WaMu Mortgage Pass-Through Certificates, Series 2004-AR2, Class A, 12 mo. MTA + 1.400%, FRN 1.907% 4/25/44	48,517	48,457

		938,477

WL Collateral PAC — 0.0%
Structured Asset Securities Corp., Series 2002-11A, Class 2A1, FRN 3.157% 6/25/32	13,568	13,251

TOTAL NON-U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $49,109,203)		49,064,170

SOVEREIGN DEBT OBLIGATIONS — 0.6%
Brazilian Government International Bond 4.875% 1/22/21	100,000	106,750
Brazilian Government International Bond 5.625% 1/07/41	235,000	233,825
Province of Quebec Canada 2.625% 2/13/23	192,000	200,980

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Diversified Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Province of Quebec Canada 7.500% 9/15/29	$125,000	$188,163
United Mexican States 6.750% 9/27/34	375,000	495,937

TOTAL SOVEREIGN DEBT OBLIGATIONS (Cost $1,181,833)		1,225,655

U.S. GOVERNMENT AGENCY OBLIGATIONS AND INSTRUMENTALITIES — 22.8%
Collateralized Mortgage Obligations — 1.0%
Federal Home Loan Mortgage Corp. Series 4303, Class AP 3.000% 8/15/43	324,432	334,841
Series 4290, Class CA 3.500% 12/15/38	182,776	190,154
Series 2617, Class Z 5.500% 5/15/33	158,189	179,328
Series 2693, Class Z 5.500% 10/15/33	279,705	313,087
Series 3423, Class PB 5.500% 3/15/38	84,217	95,161
Series 2178, Class PB 7.000% 8/15/29	16,577	19,014
Federal National Mortgage Association
Series 2014-7, Class VA 3.500% 5/25/25	123,385	132,189
Series 2014-48, Class AB 4.000% 10/25/40	269,689	283,442
Series 2007-32, Class Z 5.500% 4/25/37	123,058	137,752
Series 2010-60, Class HJ 5.500% 5/25/40	61,845	68,364
Federal National Mortgage Association REMIC, Series 2007-B2, Class ZA 5.500% 6/25/37	78,909	87,613
U.S. Department of Veteran Affairs, Series 1992-1, Class 2Z 7.750% 5/15/22	9,396	10,456

		1,851,401

Pass-Through Securities — 21.8%
Federal Home Loan Mortgage Corp. Pool #Q37467 3.500% 11/01/45	950,476	1,012,071
Pool #Q37468 3.500% 11/01/45	709,640	758,067
Pool #C03537 4.500% 8/01/40	239,145	264,891
Pool #G06057 4.500% 10/01/40	215,076	236,718

	Principal Amount	Value
Pool #G60485 4.500% 10/01/41	$267,641	$294,698
Pool #G60469 4.500% 1/01/42	180,045	198,218
Pool #G60342 4.500% 5/01/42	876,847	965,079
Pool #G60172 4.500% 9/01/43	277,647	307,711
Pool #G11476 5.000% 11/01/18	15,932	16,416
Pool #B16010 5.000% 8/01/19	380	395
Pool #B17058 5.000% 9/01/19	845	887
Pool #B18677 5.000% 1/01/20	685	715
Pool #E89199 6.000% 4/01/17	318	321
Pool #G11431 6.000% 2/01/18	56	56
Pool #G01311 7.000% 9/01/31	1,425	1,701
Pool #C80207 7.500% 9/01/24	1,820	2,085
Pool #C00530 7.500% 7/01/27	1,237	1,468
Pool #C00563 7.500% 11/01/27	4,128	4,917
Pool #C00612 7.500% 4/01/28	248	296
Pool #C55867 7.500% 2/01/30	4,523	5,303
Federal Home Loan Mortgage Corp. TBA Pool #1J1368 3.000% 10/01/43 (e)	1,200,000	1,244,391
Pool #1513 4.000% 7/01/42 (e)	1,250,000	1,340,772
Federal National Mortgage Association Pool #725692 2.642% 10/01/33 1 year CMT + 2.144%, FRN	106,940	112,525
Pool #888586 2.668% 10/01/34 1 year CMT + 2.212%, FRN	210,915	222,412
Pool #BC6007 3.000% 5/01/31	707,165	743,435
Pool #AR3007 3.000% 2/01/43	257,958	268,800
Pool #AS1304 3.500% 12/01/28	374,206	396,410
Pool #AV1897 3.500% 12/01/28	55,534	58,829

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Diversified Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Pool #AV2325 3.500% 12/01/28	$196,297	$207,944
Pool #AS6187 3.500% 11/01/45	2,159,721	2,299,513
Pool #AS6293 3.500% 12/01/45	895,754	953,733
Pool #AS6306 3.500% 12/01/45	738,173	787,914
Pool #AS6475 3.500% 1/01/46	667,474	714,745
Pool #AS6476 3.500% 1/01/46	699,220	746,554
Pool #AS6477 3.500% 1/01/46	804,619	856,950
Pool #AX0120 4.000% 9/01/39	252,155	271,067
Pool #AZ7917 4.000% 3/01/41	116,960	126,719
Pool #AL2441 4.000% 9/01/42	590,825	644,276
Pool #AL8422 4.000% 1/01/43	280,010	303,374
Pool #BC5984 4.000% 4/01/46	168,795	181,481
Pool #AB1466 4.500% 9/01/40	123,797	136,438
Pool #AH6787 4.500% 3/01/41	193,153	214,203
Pool #AL7566 4.500% 10/01/42	207,740	229,083
Pool #AL6997 4.500% 11/01/42	428,696	475,417
Pool #735010 5.000% 11/01/19	76,941	80,095
Pool #AD6437 5.000% 6/01/40	119,373	134,024
Pool #AD6996 5.000% 7/01/40	836,949	935,356
Pool #AL8173 5.000% 2/01/44	320,155	357,098
Pool #575579 7.500% 4/01/31	8,760	10,512
Pool #535996 7.500% 6/01/31	1,457	1,761
Federal National Mortgage Association TBA Pool #1866 2.500% 11/01/28 (e)	9,750,000	10,080,205
Pool #1817 3.000% 12/01/43 (e)	1,300,000	1,348,445
Pool #18388 4.000% 11/01/42 (e)	1,075,000	1,153,064

	Principal Amount	Value
Pool #21133 4.500% 7/01/40 (e)	$975,000	$1,067,777
Government National Mortgage Association Pool #783896 3.500% 5/15/44	436,714	468,939
Pool #579140 6.500% 1/15/32	873	1,021
Pool #587280 6.500% 9/15/32	1,257	1,461
Pool #550659 6.500% 9/15/35	113,228	131,770
Pool #538689 6.500% 12/15/35	17,160	19,962
Pool #780651 7.000% 10/15/27	1,719	2,014
Pool #462384 7.000% 11/15/27	921	1,078
Pool #482668 7.000% 8/15/28	1,232	1,448
Pool #506804 7.000% 5/15/29	7,073	8,218
Pool #506914 7.000% 5/15/29	25,823	30,164
Pool #581417 7.000% 7/15/32	3,973	4,775
Pool #423836 8.000% 8/15/26	1,060	1,267
Pool #444619 8.000% 3/15/27	8,610	10,251
Government National Mortgage Association II Pool #82462 2.000% 1/20/40 1 year CMT + 1.500%, FRN	57,027	58,828
Pool #82488 2.000% 3/20/40 1 year CMT + 1.500%, FRN	78,381	80,964
Pool #784026 3.500% 12/20/44	483,763	519,270
Government National Mortgage Association II TBA Pool #264 2.500% 7/01/44 (e)	1,750,000	1,780,078
Pool #1581 3.000% 8/01/44 (e)	5,975,000	6,247,843

		42,146,686

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS AND INSTRUMENTALITIES (Cost $43,633,665)		43,998,087

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Diversified Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
U.S. TREASURY OBLIGATIONS — 4.1%
U.S. Treasury Bonds & Notes — 4.1%
U.S. Treasury Bond 2.500% 5/15/46	$900,000	$934,378
U.S. Treasury Bond 2.875% 8/15/45	1,310,000	1,463,507
U.S. Treasury Bond 3.000% 11/15/44	805,000	920,735
U.S. Treasury Bond (f) (g) 3.500% 2/15/39	1,365,000	1,694,306
U.S. Treasury Note 0.875% 7/31/19	800,000	800,125
U.S. Treasury Note 1.250% 3/31/21	1,820,000	1,829,612
U.S. Treasury Note 1.625% 5/15/26	200,000	200,459

		7,843,122

TOTAL U.S. TREASURY OBLIGATIONS (Cost $7,628,255)		7,843,122

TOTAL BONDS & NOTES (Cost $181,383,735)		185,611,669

TOTAL LONG-TERM INVESTMENTS (Cost $181,635,767)		185,885,576

SHORT-TERM INVESTMENTS — 17.9%
Commercial Paper — 17.6%
Agrium, Inc. 1.016% 12/05/16	3,500,000	3,494,058
American Electric Power Co., Inc. (c) 0.900% 10/11/16	3,853,000	3,852,105
Bell Canada (c) 0.900% 12/12/16	3,500,000	3,493,925
Dollar General Corp. (c) 0.600% 10/03/16	4,500,000	4,499,704
Enterprise Products Operating LLC (c) 0.860% 10/06/16	3,500,000	3,499,571
Ford Motor Credit Co. (c) 1.016% 11/08/16	3,750,000	3,746,620
Fortive Corp. (c) 0.770% 10/19/16	2,250,000	2,249,058
Molex Electronic Technologies (c) 0.880% 11/04/16	4,500,000	4,496,382
So.carolina El & Gas 0.830% 11/09/16	1,000,000	999,075
Spectra Energy Capital LLC (c) 0.900% 10/03/16	1,750,000	1,749,895
Thomson Reuters Corp. (c) 1.066% 10/24/16	2,000,000	1,999,057

		34,079,450

	Principal Amount	Value
Time Deposit — 0.3%
Euro Time Deposit 0.010% 10/03/16	$477,376	$477,376

TOTAL SHORT-TERM INVESTMENTS (Cost $34,555,332)		34,556,826

TOTAL INVESTMENTS — 114.1% (Cost $216,191,099) (h)		220,442,402

Other Assets/(Liabilities) — (14.1)%		(27,280,275)

NET ASSETS — 100.0%		$193,162,127

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

ABS	Asset-Backed Security
ARS	Auction Rate Security
BAB	Build America Bonds
CLO	Collateralized Loan Obligation
CMO	Collateralized Mortgage Obligation
CMT	Constant Maturity Treasury Index
FRN	Floating Rate Note
MBS	Mortgage-Backed Security
MTA	Monthly Treasury Average Index
PAC	Planned Amortization Class
STEP	Step Up Bond
TBA	To Be Announced
VRN	Variable Rate Note
WL	Whole Loan
(a)	Non-income producing security.
(b)	This security is fair valued in good faith in accordance with procedures approved by the Board of Trustees. At September 30, 2016, these securities amounted to a value of $320,807 or 0.17% of net assets.
(c)	Securities exempt from registration under rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2016, these securities amounted to a value of $79,748,449 or 41.29% of net assets.
(d)	Restricted security. Certain securities are restricted as to resale. At September 30, 2016, these securities amounted to a value of $126,754 or 0.07% of net assets. The Fund generally bears the costs, if any, associated with the disposition of restricted securities.
(e)	A portion of this security is purchased on a when-issued, delayed-delivery or forward commitment basis. (Note 2).
(f)	A portion of this security is held as collateral for open futures contracts. (Note 2).
(g)	All or a portion of this security is held as collateral for open swap agreements. (Note 2).
(h)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Diversified Bond Fund – Portfolio of Investments (Continued)

Notes to Portfolio of Investments (Continued)

Country weightings, as a percentage of net assets, is as follows:

United States	83.8%
Cayman Islands	5.7%
Netherlands	1.4%
United Kingdom	1.1%
Canada	1.0%
Ireland	0.9%
Mexico	0.8%
France	0.6%
Luxembourg	0.2%
Brazil	0.2%
United Arab Emirates	0.1%
Australia	0.1%
Sweden	0.1%
Chile	0.1%
United States Virgin Islands	0.1%
Panama	0.0%

Total Long-Term Investments	96.2%
Short-Term Investments and Other Assets and Liabilities	3.8%

Net Assets	100.0%

The accompanying notes are an integral part of the financial statements.

MassMutual Premier High Yield Fund – Portfolio of Investments

September 30, 2016

	Number of Shares	Value
EQUITIES — 0.0%

COMMON STOCK — 0.0%
Basic Materials — 0.0%
Forest Products & Paper — 0.0%
The Newark Group, Inc. (a)	329,969	$9,899

TOTAL COMMON STOCK (Cost $37,350)		9,899

TOTAL EQUITIES (Cost $37,350)		9,899

	Principal Amount
BONDS & NOTES — 96.3%

BANK LOANS — 2.7%
Oil & Gas — 2.1%
Caelus Energy Alaska O3 LLC, 2nd Lien Term Loan 8.750% 4/15/20	$5,254,429	3,415,378
Fieldwood Energy LLC, 1st Lien Last Out Term Loan 8.375% 9/30/20	2,986,561	2,075,660
Fieldwood Energy LLC, 2nd Lien Term Loan 8.375% 9/30/20	3,563,034	1,383,633
Fieldwood Energy LLC, New 1st Lien Term Loan 8.000% 8/31/20	2,255,879	1,869,560

		8,744,231

Pharmaceuticals — 0.6%
Synarc-Biocore Holdings LLC, 2nd Lien Term Loan 9.250% 3/10/22	2,448,101	2,423,620

TOTAL BANK LOANS (Cost $12,582,091)		11,167,851

CORPORATE DEBT — 93.6%
Aerospace & Defense — 0.2%
Moog, Inc. (b) 5.250% 12/01/22	948,000	979,995

Agriculture — 0.6%
Pinnacle Operating Corp. (b) 9.000% 11/15/20	3,873,000	2,691,735

Airlines — 0.8%
American Airlines Group, Inc. (b) 5.500% 10/01/19	3,258,000	3,392,392

	Principal Amount	Value
Apparel — 1.1%
Hanesbrands, Inc. (b) 4.625% 5/15/24	$1,105,000	$1,134,006
Hanesbrands, Inc. (b) 4.875% 5/15/26	2,194,000	2,243,365
Perry Ellis International, Inc. 7.875% 4/01/19	1,386,000	1,401,593

		4,778,964

Auto Manufacturers — 0.9%
Allied Specialty Vehicles, Inc. (b) 8.500% 11/01/19	3,600,000	3,717,000

Automotive & Parts — 3.5%
Accuride Corp. 9.500% 8/01/18	2,790,000	2,790,000
Allison Transmission, Inc. (b) 5.000% 10/01/24	727,000	745,175
Deck Chassis Acquisition, Inc. (b) 10.000% 6/15/23	4,800,000	5,040,000
The Goodyear Tire & Rubber Co. 5.000% 5/31/26	2,637,000	2,712,814
International Automotive Components Group SA (b) 9.125% 6/01/18	3,268,000	3,198,555

		14,486,544

Building Materials — 3.2%
BMC East LLC (b) 5.500% 10/01/24	4,448,000	4,448,000
Boise Cascade Co. (b) 5.625% 9/01/24	623,000	632,345
Griffon Corp. 5.250% 3/01/22	4,000,000	4,015,000
James Hardie International Finance Ltd. (b) 5.875% 2/15/23	1,908,000	2,022,480
Louisiana-Pacific Corp. (b) 4.875% 9/15/24	2,102,000	2,102,000

		13,219,825

Chemicals — 3.6%
A Schulman, Inc. (b) 6.875% 6/01/23	2,648,000	2,674,480
Kissner Milling Co. Ltd. (b) 7.250% 6/01/19	500,000	520,000
Omnova Solutions, Inc. STEP 7.875% 11/01/18	2,011,000	2,018,240
Platform Specialty Products Corp. (b) 6.500% 2/01/22	864,000	840,240
Platform Specialty Products Corp. (b) 10.375% 5/01/21	4,480,000	4,827,200

The accompanying notes are an integral part of the financial statements.

MassMutual Premier High Yield Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Versum Materials, Inc. (b) 5.500% 9/30/24	$3,908,000	$4,015,470

		14,895,630

Coal — 0.9%
SunCoke Energy Partners LP/SunCoke Energy Partners Finance Corp. (b) 7.375% 2/01/20	1,050,000	981,750
SunCoke Energy Partners LP/SunCoke Energy Partners Finance Corp. (b) 7.375% 2/01/20	928,000	867,680
SunCoke Energy Partners LP/SunCoke Energy Partners Finance Corp. (b) 7.375% 2/01/20	2,000,000	1,870,000
SunCoke Energy Partners LP/SunCoke Energy Partners Finance Corp. (b) 7.375% 2/01/20	81,000	75,735

		3,795,165

Commercial Services — 4.0%
AMN Healthcare, Inc. (b) (c) 5.125% 10/01/24	2,230,000	2,252,300
Multi-Color Corp. (b) 6.125% 12/01/22	491,000	515,550
Mustang Merger Corp. (b) 8.500% 8/15/21	7,420,000	7,893,025
Prime Security Services Borrower LLC/Prime Finance, Inc. (b) 9.250% 5/15/23	2,417,000	2,634,530
StoneMor Partners LP/Cornerstone Family Services of West Virginia Subsidiary 7.875% 6/01/21	3,245,000	3,277,450

		16,572,855

Computers — 1.0%
Diamond 1 Finance Corp./Diamond 2 Finance Corp. (b) 7.125% 6/15/24	1,319,000	1,450,700
Western Digital Corp. (b) 10.500% 4/01/24	2,443,000	2,833,880

		4,284,580

Diversified Financial — 2.3%
AerCap Ireland Capital Ltd./AerCap Global Aviation Trust 4.625% 7/01/22	1,019,000	1,071,224
Aircastle Ltd. 5.000% 4/01/23	269,000	281,778
Aircastle Ltd. 5.500% 2/15/22	269,000	289,848
Ally Financial, Inc. 3.250% 11/05/18	500,000	502,500
Ally Financial, Inc. 8.000% 11/01/31	2,175,000	2,680,687

	Principal Amount	Value
Double Eagle Acquisition Sub, Inc. (b) (c) 7.500% 10/01/24	$1,507,000	$1,533,372
Icahn Enterprises LP/Icahn Enterprises Finance Corp. 5.875% 2/01/22	2,000,000	1,920,000
National Financial Partners Corp. (b) 9.000% 7/15/21	1,192,000	1,224,631

		9,504,040

Electric — 1.2%
NRG Energy, Inc. (b) 6.625% 1/15/27	1,712,000	1,677,760
NRG Energy, Inc. (b) 7.250% 5/15/26	3,238,000	3,294,665

		4,972,425

Electrical Components & Equipment — 0.4%
International Wire Group Holdings, Inc. (b) 8.500% 10/15/17	1,700,000	1,702,380

Engineering & Construction — 0.9%
Zachry Holdings, Inc. (b) 7.500% 2/01/20	3,639,000	3,620,805

Entertainment — 0.9%
WMG Acquisition Corp. (b) 5.000% 8/01/23	634,000	643,510
WMG Acquisition Corp. (b) 6.750% 4/15/22	2,750,000	2,908,125

		3,551,635

Foods — 1.2%
KeHE Distributors LLC/KeHE Finance Corp. (b) 7.625% 8/15/21	2,250,000	2,233,125
Post Holdings, Inc. (b) 7.750% 3/15/24	1,392,000	1,559,040
Post Holdings, Inc. (b) 8.000% 7/15/25	911,000	1,042,526

		4,834,691

Forest Products & Paper — 0.6%
Appvion, Inc. (b) 9.000% 6/01/20	3,622,000	2,336,190

Gas — 0.8%
LBC Tank Terminals Holding Netherlands BV (b) 6.875% 5/15/23	3,188,000	3,172,060

Hand & Machine Tools — 0.4%
Apex Tool Group LLC (b) 7.000% 2/01/21	1,970,000	1,883,813

Health Care – Products — 2.9%
Alere, Inc. (b) 6.375% 7/01/23	2,100,000	2,142,000

The accompanying notes are an integral part of the financial statements.

MassMutual Premier High Yield Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Alere, Inc. 6.500% 6/15/20	$2,065,000	$2,065,000
Halyard Health, Inc. 6.250% 10/15/22	3,824,000	3,910,040
Kinetic Concepts, Inc./KCI USA, Inc. (b) 9.625% 10/01/21	4,000,000	4,000,000

		12,117,040

Health Care – Services — 2.3%
HCA, Inc. 4.500% 2/15/27	1,500,000	1,509,375
HCA, Inc. 5.250% 4/15/25	1,159,000	1,235,784
HCA, Inc. 5.375% 2/01/25	1,150,000	1,187,375
HCA, Inc. 5.875% 2/15/26	2,241,000	2,389,466
RegionalCare Hospital Partners Holdings, Inc. (b) 8.250% 5/01/23	379,000	391,317
Tenet Healthcare Corp. 6.750% 6/15/23	1,042,000	969,060
Tenet Healthcare Corp. 8.125% 4/01/22	2,050,000	2,050,000

		9,732,377

Holding Company – Diversified — 0.4%
Carlson Travel Holdings, Inc. (b) 7.500% 8/15/19	1,755,000	1,737,450

Home Builders — 2.7%
Beazer Homes USA, Inc. (b) 8.750% 3/15/22	800,000	844,000
Brookfield Residential Properties, Inc. (b) 6.375% 5/15/25	897,000	895,879
Brookfield Residential Properties, Inc. (b) 6.500% 12/15/20	2,230,000	2,308,050
Lennar Corp. 4.750% 5/30/25	1,991,000	2,020,865
M/I Homes, Inc. 6.750% 1/15/21	1,262,000	1,321,945
William Lyon Homes, Inc. 7.000% 8/15/22	1,286,000	1,324,580
William Lyon Homes, Inc. 8.500% 11/15/20	2,238,000	2,338,710

		11,054,029

Insurance — 1.1%
CNO Financial Group, Inc. 4.500% 5/30/20	338,000	346,027
CNO Financial Group, Inc. 5.250% 5/30/25	2,362,000	2,344,285

	Principal Amount	Value
Onex York Acquisition Corp. (b) 8.500% 10/01/22	$2,302,000	$1,789,805

		4,480,117

Iron & Steel — 0.5%
BlueScope Steel Finance Ltd./BlueScope Steel Finance USA LLC (b) 6.500% 5/15/21	1,989,000	2,103,368

Leisure Time — 2.1%
Brunswick Corp. (b) 4.625% 5/15/21	910,000	935,025
Brunswick Corp. 7.125% 8/01/27	4,693,000	5,526,007
Brunswick Corp. 7.375% 9/01/23	650,000	737,750
Carlson Wagonlit BV (b) 6.875% 6/15/19	1,646,000	1,703,610

		8,902,392

Lodging — 0.8%
Hilton Domestic Operating Co., Inc. (b) 4.250% 9/01/24	522,000	532,440
Interval Acquisition Corp. 5.625% 4/15/23	2,917,000	3,011,802

		3,544,242

Machinery – Diversified — 0.3%
Manitowoc Foodservice, Inc. 9.500% 2/15/24	1,045,000	1,196,525

Manufacturing — 3.1%
Amsted Industries, Inc. (b) 5.375% 9/15/24	1,700,000	1,691,500
CTP Transportation Products LLC/CTP Finance, Inc. (b) 8.250% 12/15/19	1,385,000	1,083,763
EnPro Industries, Inc. 5.875% 9/15/22	3,159,000	3,253,770
JB Poindexter & Co., Inc. (b) 9.000% 4/01/22	4,030,000	4,266,762
LSB Industries, Inc. STEP 8.500% 8/01/19	2,613,000	2,626,065

		12,921,860

Media — 6.9%
Altice Financing SA (b) 7.500% 5/15/26	1,597,000	1,662,876
CCO Holdings LLC/CCO Holdings Capital Corp (b) 5.875% 4/01/24	2,700,000	2,880,630
CCO Holdings LLC/CCO Holdings Capital Corp. 5.750% 1/15/24	1,438,000	1,527,875

The accompanying notes are an integral part of the financial statements.

MassMutual Premier High Yield Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
CCO Holdings LLC/CCO Holdings Capital Corp. (b) 5.875% 5/01/27	$1,649,000	$1,756,185
DISH DBS Corp. (b) 7.750% 7/01/26	2,285,000	2,427,813
MHGE Parent LLC/MHGE Parent Finance, Inc. (b) 8.500% 8/01/19	3,000,000	3,030,000
Midcontinent Communications & Midcontinent Finance Corp. (b) 6.875% 8/15/23	1,624,000	1,729,560
RCN Telecom Services LLC/RCN Capital Corp. (b) 8.500% 8/15/20	3,253,000	3,468,511
SFR Group SA (b) 6.000% 5/15/22	770,000	785,400
SFR Group SA (b) 6.250% 5/15/24	385,000	382,479
SFR Group SA (b) 7.375% 5/01/26	1,966,000	2,009,626
Sirius XM Radio, Inc. (b) 5.375% 4/15/25	2,951,000	3,046,907
Sirius XM Radio, Inc. (b) 5.375% 7/15/26	3,300,000	3,390,750
Virgin Media Secured Finance PLC (b) 5.500% 8/15/26	701,000	715,020

		28,813,632

Metal Fabricate & Hardware — 0.3%
Novelis Corp. (b) 5.875% 9/30/26	666,000	681,818
Novelis Corp. (b) 6.250% 8/15/24	372,000	394,785

		1,076,603

Mining — 3.0%
Alcoa Nederland Holding BV (b) 6.750% 9/30/24	2,059,000	2,138,786
Alcoa Nederland Holding BV (b) 7.000% 9/30/26	1,502,000	1,552,692
Constellium NV (b) 7.875% 4/01/21	1,443,000	1,540,403
Freeport-McMoRan, Inc. 3.550% 3/01/22	3,715,000	3,380,650
Hecla Mining Co. 6.875% 5/01/21	2,433,000	2,442,124
Teck Resources Ltd. (b) 8.000% 6/01/21	644,000	700,350
Teck Resources Ltd. (b) 8.500% 6/01/24	804,000	920,580

		12,675,585

	Principal Amount	Value
Oil & Gas — 7.2%
Calumet Specialty Products Partners LP/Calumet Finance Corp. 7.750% 4/15/23	$1,045,000	$836,000
Citgo Holding, Inc. (b) 10.750% 2/15/20	3,914,000	3,923,785
Continental Resources, Inc. 5.000% 9/15/22	1,201,000	1,197,998
EP Energy LLC/Everest Acquisition Finance, Inc. 9.375% 5/01/20	4,017,000	2,842,027
Hilcorp Energy I LP/Hilcorp Finance Co. (b) 5.000% 12/01/24	1,280,000	1,225,600
Jupiter Resources, Inc. (b) 8.500% 10/01/22	6,357,000	5,339,880
Kosmos Energy Ltd. (b) 7.875% 8/01/21	2,550,000	2,473,500
Kosmos Energy Ltd. (b) 7.875% 8/01/21	1,755,000	1,702,350
Newfield Exploration Co. 5.375% 1/01/26	850,000	852,125
PBF Holding Co. LLC/PBF Finance Corp. (b) 7.000% 11/15/23	936,000	882,180
Rowan Cos., Inc. 4.750% 1/15/24	2,500,000	2,037,500
Summit Midstream Holdings LLC/Summit Midstream Finance Corp. 5.500% 8/15/22	1,171,000	1,115,378
Summit Midstream Holdings LLC/Summit Midstream Finance Corp. 7.500% 7/01/21	1,180,000	1,221,300
Sunoco LP/Sunoco Finance Corp. (b) 5.500% 8/01/20	833,000	846,536
Sunoco LP/Sunoco Finance Corp. (b) 6.250% 4/15/21	1,872,000	1,928,160
Tullow Oil PLC (b) 6.250% 4/15/22	1,660,000	1,485,700

		29,910,019

Oil & Gas Services — 1.0%
SESI LLC 7.125% 12/15/21	1,177,000	1,150,518
Welltec A/S (b) 8.000% 2/01/19	3,250,000	3,140,312

		4,290,830

Packaging & Containers — 1.9%
Coveris Holdings SA (b) 7.875% 11/01/19	5,235,000	5,352,787
Sealed Air Corp. (b) 6.875% 7/15/33	2,334,000	2,503,215

		7,856,002

The accompanying notes are an integral part of the financial statements.

MassMutual Premier High Yield Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Pharmaceuticals — 1.8%
Capsugel SA (b) 7.000% 5/15/19	$1,167,000	$1,169,918
Valeant Pharmaceuticals International, Inc. (b) 6.125% 4/15/25	7,137,000	6,146,741

		7,316,659

Pipelines — 2.4%
Energy Transfer Equity LP 5.500% 6/01/27	500,000	497,500
Energy Transfer Equity LP 5.875% 1/15/24	2,000,000	2,075,000
Genesis Energy LP/Genesis Energy Finance Corp. 6.000% 5/15/23	2,125,000	2,109,062
Genesis Energy LP/Genesis Energy Finance Corp. 6.750% 8/01/22	1,200,000	1,236,456
Sabine Pass Liquefaction LLC (b) 5.000% 3/15/27	1,015,000	1,040,375
Sabine Pass Liquefaction LLC (b) 5.875% 6/30/26	1,070,000	1,162,956
Tesoro Logistics LP/Tesoro Logistics Finance Corp. 6.125% 10/15/21	613,000	640,585
Tesoro Logistics LP/Tesoro Logistics Finance Corp. 6.375% 5/01/24	1,323,000	1,418,918

		10,180,852

Real Estate Investment Trusts (REITS) — 1.3%
Corrections Corp. of America 5.000% 10/15/22	1,607,000	1,454,335
The GEO Group, Inc. 6.000% 4/15/26	1,887,000	1,603,950
MPT Operating Partnership LP/MPT Finance Corp. 5.250% 8/01/26	892,000	925,450
RHP Hotel Properties LP/RHP Finance Corp. 5.000% 4/15/23	1,426,000	1,447,390

		5,431,125

Retail — 4.4%
Brinker International, Inc. (b) 5.000% 10/01/24	2,093,000	2,122,013
Carrols Restaurant Group, Inc. 8.000% 5/01/22	1,512,000	1,634,850
Dollar Tree, Inc. 5.250% 3/01/20	827,000	858,012
Dollar Tree, Inc. 5.750% 3/01/23	4,733,000	5,093,891

	Principal Amount	Value
Ferrellgas Partners LP/Ferrellgas Partners Finance Corp. 8.625% 6/15/20	$3,484,000	$3,423,030
KFC Holding Co./Pizza Hut Holdings LLC/Taco Bell of America LLC (b) 5.000% 6/01/24	452,000	472,340
KFC Holding Co./Pizza Hut Holdings LLC/Taco Bell of America LLC (b) 5.250% 6/01/26	771,000	815,333
Penske Automotive Group, Inc. 5.500% 5/15/26	4,000,000	3,990,000

		18,409,469

Savings & Loans — 1.2%
Consolidated Energy Finance SA (b) 6.750% 10/15/19	5,110,000	5,046,125

Semiconductors — 0.8%
NXP BV/NXP Funding LLC (b) 4.125% 6/01/21	1,282,000	1,373,343
NXP BV/NXP Funding LLC (b) 4.625% 6/01/23	1,794,000	1,962,187

		3,335,530

Software — 2.3%
IMS Health, Inc. (b) 5.000% 10/15/26	3,065,000	3,187,600
Infor Software Parent LLC/Infor Software Parent, Inc. (b) 7.125% 5/01/21	4,096,000	3,973,120
JDA Escrow LLC/JDA Bond Finance, Inc. (b) (c) 7.375% 10/15/24	1,073,000	1,102,508
MSCI, Inc. (b) 4.750% 8/01/26	1,405,000	1,422,562

		9,685,790

Telecommunications — 10.0%
Altice Financing SA (b) 6.500% 1/15/22	1,485,000	1,566,675
Altice Finco SA (b) 8.125% 1/15/24	1,094,000	1,132,290
Altice SA (b) 7.750% 5/15/22	1,955,000	2,086,962
Cincinnati Bell, Inc. (b) 7.000% 7/15/24	2,437,000	2,497,925
CPI International, Inc. STEP 8.750% 2/15/18	5,117,000	5,232,132
Digicel Ltd. (b) 6.000% 4/15/21	2,100,000	1,855,140
GCI, Inc. 6.875% 4/15/25	3,000,000	3,075,000
Hughes Satellite Systems Corp. (b) 5.250% 8/01/26	1,961,000	1,936,488

The accompanying notes are an integral part of the financial statements.

MassMutual Premier High Yield Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Hughes Satellite Systems Corp. (b) 6.625% 8/01/26	$2,666,000	$2,572,690
Level 3 Financing, Inc. (b) 5.250% 3/15/26	3,132,000	3,233,790
Sprint Corp. 7.250% 9/15/21	1,460,000	1,465,475
Sprint Corp. 7.875% 9/15/23	6,856,000	6,898,850
T-Mobile USA, Inc. 6.000% 4/15/24	951,000	1,017,570
T-Mobile USA, Inc. 6.500% 1/15/26	1,318,000	1,458,038
West Corp. (b) 5.375% 7/15/22	2,175,000	2,131,500
Wind Acquisition Finance SA (b) 7.375% 4/23/21	3,239,000	3,384,755

		41,545,280

Transportation — 4.4%
Hornbeck Offshore Services, Inc. 5.000% 3/01/21	2,750,000	1,608,750
OPE KAG Finance Sub, Inc. (b) 7.875% 7/31/23	6,839,000	6,479,952
Topaz Marine SA (b) 8.625% 11/01/18	2,838,000	2,745,084
Watco Cos. LLC/Watco Finance Corp. (b) 6.375% 4/01/23	2,730,000	2,757,300
XPO Logistics, Inc. (b) 6.125% 9/01/23	1,314,000	1,346,850
XPO Logistics, Inc. (b) 6.500% 6/15/22	3,382,000	3,525,735

		18,463,671

TOTAL CORPORATE DEBT (Cost $381,433,541)		390,219,296

TOTAL BONDS & NOTES (Cost $394,015,632)		401,387,147

TOTAL LONG-TERM INVESTMENTS (Cost $394,052,982)		401,397,046

SHORT-TERM INVESTMENTS — 4.4%
Commercial Paper — 2.6%
Dollar General Corp. (b) 0.600% 10/03/16	5,269,000	5,268,653
Spectra Energy Capital LLC (b) 0.900% 10/17/16	5,750,000	5,747,863

	Principal Amount	Value
Time Deposit — 1.8%
Euro Time Deposit 0.010% 10/03/16	$7,301,271	$7,301,271

TOTAL SHORT-TERM INVESTMENTS (Cost $18,317,795)		18,317,787

TOTAL INVESTMENTS — 100.7% (Cost $412,370,777) (d)		419,714,833

Other Assets/(Liabilities) — (0.7)%		(2,941,906)

NET ASSETS — 100.0%		$416,772,927

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

STEP	Step Up Bond
(a)	This security is fair valued in good faith in accordance with procedures approved by the Board of Trustees. At September 30, 2016, these securities amounted to a value of $9,899 or 0.00% of net assets.
(b)	Securities exempt from registration under rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2016, these securities amounted to a value of $269,142,508 or 64.58% of net assets.
(c)	A portion of this security is purchased on a when-issued, delayed-delivery or forward commitment basis. (Note 2).
(d)	See Note 6 for aggregate cost for federal tax purposes.

Country weightings, as a percentage of net assets, is as follows:

United States	77.6%
Luxembourg	6.6%
Canada	4.0%
Netherlands	3.2%
Bermuda	1.6%
France	0.8%
Denmark	0.8%
Ireland	0.7%
United Kingdom	0.5%
Australia	0.5%

Total Long-Term Investments	96.3%
Short-Term Investments and Other Assets and Liabilities	3.7%

Net Assets	100.0%

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Balanced Fund – Portfolio of Investments

September 30, 2016

	Number of Shares	Value
EQUITIES — 59.1%

COMMON STOCK — 59.0%
Basic Materials — 1.4%
Chemicals — 1.2%
CF Industries Holdings, Inc.	225	$5,479
The Dow Chemical Co.	4,493	232,873
E.I. du Pont de Nemours & Co.	2,471	165,483
Eastman Chemical Co.	2,194	148,490
Ecolab, Inc.	4	487
FMC Corp.	4,400	212,696
GCP Applied Technologies, Inc. (a)	7,000	198,240
Ingevity Corp. (a)	3,100	142,910
International Flavors & Fragrances, Inc.	3	429
LyondellBasell Industries NV Class A	1,260	101,631
Monsanto Co.	969	99,032
The Mosaic Co.	300	7,338
PPG Industries, Inc.	938	96,952
Praxair, Inc.	4	483
The Sherwin-Williams Co.	7	1,937

		1,414,460

Forest Products & Paper — 0.0%
International Paper Co.	607	29,124

Iron & Steel — 0.1%
Nucor Corp.	2,161	106,861

Mining — 0.1%
Alcoa, Inc.	46	466
Freeport-McMoRan, Inc.	48	521
Newmont Mining Corp.	1,584	62,235
Vulcan Materials Co.	98	11,146

		74,368

		1,624,813

Communications — 7.3%
Advertising — 0.1%
The Interpublic Group of Companies, Inc.	933	20,853
Omnicom Group, Inc.	798	67,830

		88,683

Internet — 3.0%
Akamai Technologies, Inc. (a)	10	530
Alphabet, Inc. Class A (a)	1,024	823,358
Alphabet, Inc. Class C (a)	706	548,767
Amazon.com, Inc. (a)	556	465,544
eBay, Inc. (a)	9,965	327,849
Expedia, Inc.	743	86,723
F5 Networks, Inc. (a)	1,210	150,814
Facebook, Inc. Class A (a)	4,720	605,434
Liberty Ventures Series A (a)	900	35,883
Netflix, Inc. (a)	492	48,487

	Number of Shares	Value
The Priceline Group, Inc. (a)	104	$153,035
Symantec Corp.	9,379	235,413
TripAdvisor, Inc. (a)	43	2,717
VeriSign, Inc. (a)	189	14,787
Yahoo!, Inc. (a)	34	1,465

		3,500,806

Media — 2.1%
Cable One, Inc.	158	92,272
CBS Corp. Class B	1,570	85,942
Charter Communications, Inc. Class A (a)	346	93,410
Comcast Corp. Class A	5,681	376,877
Discovery Communications, Inc. Series A (a)	8,900	239,588
Discovery Communications, Inc. Series C (a)	7,700	202,587
Liberty Broadband Corp. Class A (a)	700	49,112
Liberty SiriusXM Group Class A (a)	1,500	50,970
Liberty SiriusXM Group Class C (a)	1,500	50,115
News Corp. Class A	10,630	148,607
Scripps Networks Interactive Class A	3,624	230,088
Starz Class A (a)	3,650	113,843
TEGNA, Inc.	12,107	264,659
Time Warner, Inc.	2,488	198,070
Tribune Media Co. Class A	600	21,912
Twenty-First Century Fox, Inc. Class A	2,921	70,747
Viacom, Inc. Class B	2,690	102,489
The Walt Disney Co.	382	35,472

		2,426,760

Telecommunications — 2.1%
AT&T, Inc.	8,730	354,525
CenturyLink, Inc.	8,754	240,122
Cisco Systems, Inc.	14,824	470,217
Corning, Inc.	9,174	216,965
Frontier Communications Corp.	48,670	202,467
Juniper Networks, Inc.	3,948	94,989
Motorola Solutions, Inc.	3,134	239,062
Verizon Communications, Inc.	12,232	635,820
Windstream Holdings, Inc.	6,200	62,310

		2,516,477

		8,532,726

Consumer, Cyclical — 6.5%
Airlines — 0.7%
Alaska Air Group, Inc.	3,900	256,854
American Airlines Group, Inc.	6,500	237,965
Delta Air Lines, Inc.	5,000	196,800
Southwest Airlines Co.	3,966	154,238

		845,857

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Balanced Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Apparel — 0.4%
Michael Kors Holdings Ltd. (a)	4,200	$196,518
Nike, Inc. Class B	1,384	72,867
Ralph Lauren Corp.	1,300	131,482
VF Corp.	500	28,025

		428,892

Auto Manufacturers — 0.6%
Ford Motor Co.	18,462	222,836
General Motors Co.	6,400	203,328
Oshkosh Corp.	2,900	162,400
PACCAR, Inc.	2,634	154,827

		743,391

Automotive & Parts — 0.2%
Allison Transmission Holdings, Inc.	2,000	57,360
Delphi Automotive PLC	200	14,264
The Goodyear Tire & Rubber Co.	6,361	205,460

		277,084

Distribution & Wholesale — 0.1%
Fastenal Co.	70	2,925
Genuine Parts Co.	536	53,841
W.W. Grainger, Inc.	4	899
WESCO International, Inc. (a)	850	52,267

		109,932

Entertainment — 0.2%
Gaming and Leisure Properties, Inc.	3,200	107,040
The Madison Square Garden Co. Class A (a)	790	133,834

		240,874

Home Builders — 0.1%
D.R. Horton, Inc.	2,659	80,302
PulteGroup, Inc.	74	1,483

		81,785

Home Furnishing — 0.1%
Harman International Industries, Inc.	124	10,472
Whirlpool Corp.	324	52,540

		63,012

Housewares — 0.1%
Newell Brands, Inc.	1,083	57,031

Leisure Time — 0.0%
Harley-Davidson, Inc.	8	421
Royal Caribbean Cruises Ltd.	100	7,495

		7,916

Lodging — 0.4%
Marriott International, Inc. Class A	1,161	78,170
Wyndham Worldwide Corp.	3,222	216,937
Wynn Resorts Ltd.	1,909	185,975

		481,082

	Number of Shares	Value
Retail — 3.5%
AutoNation, Inc. (a)	20	$974
AutoZone, Inc. (a)	96	73,761
Bed Bath & Beyond, Inc.	373	16,080
Best Buy Co., Inc.	8,208	313,381
Coach, Inc.	84	3,071
Costco Wholesale Corp.	1,078	164,406
CVS Health Corp.	2,603	231,641
Darden Restaurants, Inc.	473	29,004
Dollar General Corp.	600	41,994
Dollar Tree, Inc. (a)	71	5,604
The Gap, Inc.	7,305	162,463
The Home Depot, Inc.	1,990	256,073
Kohl’s Corp.	4,261	186,419
L Brands, Inc.	600	42,462
Lowe’s Cos., Inc.	2,129	153,735
Macy’s, Inc.	7,340	271,947
McDonald’s Corp.	1,945	224,375
Nordstrom, Inc.	3,411	176,963
O’Reilly Automotive, Inc. (a)	484	135,573
PVH Corp.	1,650	182,325
Ross Stores, Inc.	1,392	89,506
Staples, Inc.	12,583	107,585
Starbucks Corp.	1,290	69,841
Target Corp.	2,267	155,698
Tiffany & Co.	111	8,062
The TJX Cos., Inc.	1,140	85,249
Urban Outfitters, Inc. (a)	7,560	260,971
Vista Outdoor, Inc. (a)	1,200	47,832
Wal-Mart Stores, Inc.	6,953	501,450
Walgreens Boots Alliance, Inc.	306	24,670
Yum! Brands, Inc.	636	57,755

		4,080,870

Textiles — 0.0%
Cintas Corp.	449	50,557

Toys, Games & Hobbies — 0.1%
Hasbro, Inc.	747	59,259
Mattel, Inc.	361	10,931

		70,190

		7,538,473

Consumer, Non-cyclical — 12.3%
Agriculture — 0.7%
Altria Group, Inc.	2,741	173,314
Archer-Daniels-Midland Co.	3,926	165,559
Philip Morris International, Inc.	3,646	354,464
Reynolds American, Inc.	2,282	107,596

		800,933

Beverages — 0.9%
Brown-Forman Corp. Class B	2	95
The Coca-Cola Co.	3,824	161,832
Coca-Cola European Partners PLC	1,485	59,251

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Balanced Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Constellation Brands, Inc. Class A	42	$6,993
Dr. Pepper Snapple Group, Inc.	1,210	110,485
Molson Coors Brewing Co. Class B	436	47,873
Monster Beverage Corp. (a)	250	36,702
PepsiCo, Inc.	6,082	661,539

		1,084,770

Biotechnology — 1.2%
Amgen, Inc.	3,545	591,341
Biogen, Inc. (a)	524	164,028
Celgene Corp. (a)	1,538	160,767
Gilead Sciences, Inc.	5,622	444,813
Theravance Biopharma, Inc. (a)	500	18,120

		1,379,069

Commercial Services — 0.8%
Automatic Data Processing, Inc.	621	54,772
Equifax, Inc.	216	29,069
Global Payments, Inc.	400	30,704
H&R Block, Inc.	42	972
McKesson Corp.	1,091	181,924
Moody’s Corp.	325	35,191
Paychex, Inc.	813	47,049
PayPal Holdings, Inc. (a)	65	2,663
Quanta Services, Inc. (a)	2,024	56,652
Robert Half International, Inc.	35	1,325
S&P Global, Inc.	89	11,264
Sotheby’s	2,000	76,040
Total System Services, Inc.	421	19,850
United Rentals, Inc. (a)	2,000	156,980
Visa, Inc. Class A	1,360	112,472
The Western Union Co.	8,307	172,952

		989,879

Cosmetics & Personal Care — 0.4%
Colgate-Palmolive Co.	2,506	185,795
The Estee Lauder Cos., Inc. Class A	796	70,494
The Procter & Gamble Co.	2,933	263,236

		519,525

Foods — 1.0%
Campbell Soup Co.	1,265	69,196
ConAgra Foods, Inc.	3,234	152,354
General Mills, Inc.	2,094	133,765
The Hershey Co.	419	40,056
Hormel Foods Corp.	2,288	86,784
The J.M. Smucker Co.	724	98,131
Kellogg Co.	135	10,459
The Kraft Heinz Co.	1,673	149,750
The Kroger Co.	3,568	105,898
McCormick & Co., Inc.	73	7,294
Mondelez International, Inc. Class A	1,921	84,332
Sysco Corp.	1,366	66,948
Tyson Foods, Inc. Class A	2,720	203,102
Whole Foods Market, Inc.	72	2,041

		1,210,110

	Number of Shares	Value
Health Care – Products — 2.1%
Baxter International, Inc.	6,922	$329,487
Becton, Dickinson & Co.	221	39,720
Boston Scientific Corp. (a)	4,421	105,220
C.R. Bard, Inc.	34	7,626
Edwards Lifesciences Corp. (a)	540	65,102
Hologic, Inc. (a)	1,100	42,713
Intuitive Surgical, Inc. (a)	14	10,148
Johnson & Johnson	11,469	1,354,833
Medtronic PLC	3,416	295,142
St. Jude Medical, Inc.	98	7,817
Stryker Corp.	49	5,704
Varian Medical Systems, Inc. (a)	674	67,083
West Pharmaceutical Services, Inc.	900	67,050
Zimmer Biomet Holdings, Inc.	364	47,327

		2,444,972

Health Care – Services — 1.2%
Aetna, Inc.	902	104,136
Anthem, Inc.	1,728	216,536
Centene Corp. (a)	1,600	107,136
Cigna Corp.	19	2,476
DaVita, Inc. (a)	46	3,039
DENTSPLY SIRONA, Inc.	1,561	92,770
HCA Holdings, Inc. (a)	2,900	219,327
Humana, Inc.	225	39,800
Laboratory Corporation of America Holdings (a)	1	138
Quest Diagnostics, Inc.	635	53,740
Thermo Fisher Scientific, Inc.	578	91,937
UnitedHealth Group, Inc.	3,271	457,940
Universal Health Services, Inc. Class B	110	13,554

		1,402,529

Household Products — 0.3%
Avery Dennison Corp.	2,982	231,970
The Clorox Co.	547	68,473
Kimberly-Clark Corp.	100	12,614

		313,057

Pharmaceuticals — 3.7%
Abbott Laboratories	4,304	182,016
AbbVie, Inc.	8,404	530,040
Allergan PLC (a)	79	18,195
AmerisourceBergen Corp.	2,030	163,983
Bristol-Myers Squibb Co.	3,512	189,367
Cardinal Health, Inc.	1,755	136,364
Eli Lilly & Co.	1,007	80,822
Endo International PLC (a)	12,100	243,815
Express Scripts Holding Co. (a)	4,245	299,400
Mallinckrodt PLC (a)	6,020	420,076
Mead Johnson Nutrition Co.	1,124	88,807
Merck & Co., Inc.	9,529	594,705

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Balanced Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Mylan NV (a)	7,059	$269,089
Patterson Cos., Inc.	61	2,802
Pfizer, Inc.	21,622	732,337
Zoetis, Inc.	6,110	317,781

		4,269,599

		14,414,443

Diversified — 0.0%
Holding Company – Diversified — 0.0%
Leucadia National Corp.	36	685

Energy — 2.8%
Energy – Alternate Sources — 0.1%
First Solar, Inc. (a)	4,300	169,807

Oil & Gas — 2.4%
Anadarko Petroleum Corp.	97	6,146
Apache Corp.	2,298	146,773
Cabot Oil & Gas Corp.	92	2,374
Chesapeake Energy Corp. (a)	98	614
Chevron Corp.	5,680	584,585
ConocoPhillips	1,910	83,028
Devon Energy Corp.	17	750
Diamond Offshore Drilling, Inc.	5,685	100,113
EOG Resources, Inc.	92	8,897
EQT Corp.	29	2,106
Exxon Mobil Corp.	10,749	938,173
Helmerich & Payne, Inc.	40	2,692
Hess Corp.	1,347	72,226
Marathon Oil Corp.	14,085	222,684
Marathon Petroleum Corp.	2,664	108,132
Murphy Oil Corp.	22	669
Murphy USA, Inc. (a)	1,426	101,759
Noble Energy, Inc.	66	2,359
Occidental Petroleum Corp.	30	2,188
Phillips 66	105	8,458
Pioneer Natural Resources Co.	3	557
Range Resources Corp.	99	3,836
Southwestern Energy Co. (a)	900	12,456
Tesoro Corp.	2,726	216,880
Valero Energy Corp.	3,110	164,830

		2,793,285

Oil & Gas Services — 0.3%
Baker Hughes, Inc.	74	3,735
FMC Technologies, Inc. (a)	72	2,136
Halliburton Co.	71	3,186
National Oilwell Varco, Inc.	1,009	37,071
Schlumberger Ltd.	787	61,890
Transocean Ltd.	19,700	210,002

		318,020

Pipelines — 0.0%
Kinder Morgan, Inc.	60	1,388
Spectra Energy Corp.	71	3,035

	Number of Shares	Value
The Williams Cos., Inc.	33	$1,014

		5,437

		3,286,549

Financial — 9.2%
Banks — 1.9%
Bank of America Corp.	33,342	521,802
The Bank of New York Mellon Corp.	1,195	47,657
BB&T Corp.	2,712	102,297
Capital One Financial Corp.	2,075	149,047
Citizens Financial Group, Inc.	5,000	123,550
Comerica, Inc.	124	5,868
Fifth Third Bancorp	13,121	268,456
Huntington Bancshares, Inc.	1,110	10,945
KeyCorp	3,472	42,254
M&T Bank Corp.	281	32,624
Northern Trust Corp.	1,061	72,137
The PNC Financial Services Group, Inc.	645	58,108
Regions Financial Corp.	20,543	202,759
State Street Corp.	385	26,807
SunTrust Banks, Inc.	2,500	109,500
U.S. Bancorp	3,029	129,914
Wells Fargo & Co.	3,764	166,670
Zions Bancorp	3,949	122,498

		2,192,893

Diversified Financial — 3.2%
American Express Co.	3,188	204,160
Ameriprise Financial, Inc.	205	20,453
BlackRock, Inc.	130	47,120
The Charles Schwab Corp.	122	3,852
Citigroup, Inc.	12,184	575,450
CME Group, Inc.	555	58,009
Discover Financial Services	2,595	146,747
E*TRADE Financial Corp. (a)	7,793	226,932
Franklin Resources, Inc.	2,648	94,189
The Goldman Sachs Group, Inc.	2,458	396,402
Intercontinental Exchange, Inc.	2	539
Invesco Ltd.	2,123	66,386
JP Morgan Chase & Co.	14,965	996,519
Legg Mason, Inc.	47	1,574
MasterCard, Inc. Class A	1,450	147,566
Morgan Stanley	7,596	243,528
Nasdaq, Inc.	422	28,502
Navient Corp.	17,518	253,485
NorthStar Asset Management Group, Inc.	2,000	25,860
Synchrony Financial	4,800	134,400
T. Rowe Price Group, Inc.	86	5,719

		3,677,392

Insurance — 2.3%
Aflac, Inc.	3,845	276,340
The Allstate Corp.	1,786	123,555

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Balanced Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
American International Group, Inc.	3,711	$220,211
Aon PLC	706	79,418
Assurant, Inc.	210	19,372
Berkshire Hathaway, Inc. Class B (a)	1,623	234,475
Chubb Ltd.	2,224	279,446
Cincinnati Financial Corp.	724	54,604
The Hartford Financial Services Group, Inc.	1,190	50,956
Lincoln National Corp.	4,458	209,437
Loews Corp.	334	13,744
Marsh & McLennan Cos., Inc.	1,230	82,717
MetLife, Inc.	3,729	165,679
Principal Financial Group, Inc.	3,235	166,635
The Progressive Corp.	1,634	51,471
Prudential Financial, Inc.	2,235	182,488
Torchmark Corp.	380	24,278
The Travelers Cos., Inc.	1,243	142,386
Unum Group	7,135	251,937
XL Group Ltd.	3,297	110,878

		2,740,027

Real Estate — 0.1%
CBRE Group, Inc. Class A (a)	1,198	33,520
Four Corners Property Trust, Inc.	3,200	68,256

		101,776

Real Estate Investment Trusts (REITS) — 1.6%
American Tower Corp.	198	22,439
Apartment Investment & Management Co. Class A	3,964	181,987
AvalonBay Communities, Inc.	424	75,404
Boston Properties, Inc.	7	954
Colony Starwood Homes	2,400	68,880
Communications Sales & Leasing, Inc. (a)	600	18,846
Crown Castle International Corp.	400	37,684
Digital Realty Trust, Inc.	810	78,667
Equity Residential	3,201	205,920
Essex Property Trust, Inc.	300	66,810
Extra Space Storage, Inc.	800	63,528
Federal Realty Investment Trust	510	78,504
General Growth Properties, Inc.	400	11,040
HCP, Inc.	976	37,039
Host Hotels & Resorts, Inc.	4,130	64,304
Iron Mountain, Inc.	73	2,740
Kimco Realty Corp.	5,810	168,200
The Macerich Co.	3,100	250,697
Mack-Cali Realty Corp.	2,050	55,801
Prologis, Inc.	4,116	220,371
Public Storage	417	93,049
Simon Property Group, Inc.	94	19,459
SL Green Realty Corp.	100	10,810
Ventas, Inc.	36	2,543
Vornado Realty Trust	265	26,821

	Number of Shares	Value
Welltower, Inc.	274	$20,487
Weyerhaeuser Co.	93	2,971

		1,885,955

Savings & Loans — 0.1%
Beneficial Bancorp, Inc.	6,800	100,028
People’s United Financial, Inc.	3,659	57,885

		157,913

		10,755,956

Industrial — 7.4%
Aerospace & Defense — 1.3%
The Boeing Co.	3,396	447,389
General Dynamics Corp.	88	13,654
Harris Corp.	1,154	105,718
KLX, Inc. (a)	2,900	102,080
L-3 Communications Holdings, Inc.	1,334	201,074
Lockheed Martin Corp.	421	100,922
Northrop Grumman Corp.	653	139,709
Raytheon Co.	186	25,320
Rockwell Collins, Inc.	57	4,808
TransDigm Group, Inc. (a)	50	14,456
United Technologies Corp.	3,262	331,419

		1,486,549

Airlines — 0.2%
United Continental Holdings, Inc. (a)	4,800	251,856

Building Materials — 0.3%
Armstrong Flooring, Inc. (a)	10,560	199,373
Martin Marietta Materials, Inc.	80	14,329
Masco Corp.	3,194	109,586

		323,288

Electrical Components & Equipment — 0.2%
Emerson Electric Co.	2,343	127,717
Energizer Holdings, Inc.	2,100	104,916

		232,633

Electronics — 1.0%
Agilent Technologies, Inc.	1,173	55,236
Allegion PLC	2,200	151,602
Amphenol Corp. Class A	72	4,674
FLIR Systems, Inc.	4,135	129,922
Fortive Corp.	836	42,552
Garmin Ltd.	3,400	163,574
Johnson Controls International PLC	1,926	89,617
Kimball Electronics, Inc. (a)	7,900	109,494
Knowles Corp. (a)	5,500	77,275
PerkinElmer, Inc.	1,524	85,512
TE Connectivity Ltd.	2,200	141,636
Waters Corp. (a)	300	47,547

		1,098,641

Engineering & Construction — 0.2%
Fluor Corp.	647	33,204

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Balanced Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Jacobs Engineering Group, Inc. (a)	4,624	$239,153

		272,357

Environmental Controls — 0.0%
Republic Services, Inc.	87	4,389
Stericycle, Inc. (a)	87	6,972
Waste Management, Inc.	445	28,374

		39,735

Hand & Machine Tools — 0.1%
Snap-on, Inc.	85	12,917
Stanley Black & Decker, Inc.	1,032	126,915

		139,832

Machinery – Construction & Mining — 0.2%
Caterpillar, Inc.	2,550	226,363

Machinery – Diversified — 0.6%
AGCO Corp.	1,300	64,116
Cummins, Inc.	1,803	231,055
Deere & Co.	2,381	203,218
Flowserve Corp.	91	4,390
The Manitowoc Co., Inc.	5,800	27,782
Rockwell Automation, Inc.	576	70,468
Roper Technologies, Inc.	434	79,192
Xylem, Inc.	701	36,767

		716,988

Manufacturing — 2.6%
3M Co.	555	97,808
Danaher Corp.	2,572	201,619
Dover Corp.	603	44,405
Eaton Corp. PLC	1,782	117,095
General Electric Co.	46,586	1,379,877
Honeywell International, Inc.	2,125	247,754
Illinois Tool Works, Inc.	1,360	162,982
Ingersoll-Rand PLC	800	54,352
Leggett & Platt, Inc.	1,595	72,700
Parker Hannifin Corp.	1,860	233,486
Pentair PLC	1,619	104,005
Textron, Inc.	985	39,154
Trinseo SA	4,800	271,488

		3,026,725

Packaging & Containers — 0.2%
Ball Corp.	2,620	214,709
Owens-Illinois, Inc. (a)	422	7,761
Sealed Air Corp.	447	20,482
WestRock Co.	5	242

		243,194

Transportation — 0.5%
C.H. Robinson Worldwide, Inc.	254	17,897
CSX Corp.	73	2,226
Expeditors International of Washington, Inc.	1,984	102,216
FedEx Corp.	946	165,247

	Number of Shares	Value
Norfolk Southern Corp.	983	$95,410
Ryder System, Inc.	274	18,070
Union Pacific Corp.	990	96,555
United Parcel Service, Inc. Class B	705	77,099

		574,720

		8,632,881

Technology — 10.2%
Computers — 4.1%
Accenture PLC Class A	920	112,396
Apple, Inc.	14,956	1,690,776
Cognizant Technology Solutions Corp. Class A (a)	1,718	81,966
CSRA, Inc.	275	7,398
Dell Technologies, Inc. Class V (a)	930	44,454
Hewlett Packard Enterprise Co.	11,663	265,333
HP, Inc.	19,863	308,472
International Business Machines Corp.	4,160	660,816
Lumentum Holdings, Inc. (a)	1,200	50,124
NCR Corp. (a)	7,500	241,425
NetApp, Inc.	7,609	272,554
Science Applications International Corp.	4,600	319,102
Seagate Technology PLC	7,100	273,705
Teradata Corp. (a)	7,698	238,638
Western Digital Corp.	2,620	153,192

		4,720,351

Office Equipment/Supplies — 0.3%
Pitney Bowes, Inc.	5,799	105,310
Xerox Corp.	26,773	271,210

		376,520

Semiconductors — 2.4%
Analog Devices, Inc.	59	3,802
Applied Materials, Inc.	4,867	146,740
Broadcom Ltd.	284	48,996
Intel Corp.	20,611	778,065
KLA-Tencor Corp.	3,598	250,817
Lam Research Corp.	1,563	148,032
Linear Technology Corp.	681	40,376
Microchip Technology, Inc.	1,024	63,631
Micron Technology, Inc. (a)	3,433	61,039
NVIDIA Corp.	1,185	81,196
QUALCOMM, Inc.	8,688	595,128
Skyworks Solutions, Inc.	90	6,853
Texas Instruments, Inc.	4,645	325,986
Xilinx, Inc.	4,861	264,147

		2,814,808

Software — 3.4%
Activision Blizzard, Inc.	2,300	101,890
Adobe Systems, Inc. (a)	1,405	152,499
Autodesk, Inc. (a)	47	3,399
CA, Inc.	6,485	214,524

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Balanced Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
CDK Global, Inc.	2,850	$163,476
Citrix Systems, Inc. (a)	2,645	225,407
CommerceHub, Inc. Series A (a)	65	1,027
CommerceHub, Inc. Series C (a)	130	2,068
The Dun & Bradstreet Corp.	1,499	204,793
Electronic Arts, Inc. (a)	1,086	92,744
Fidelity National Information Services, Inc.	1,660	127,870
Fiserv, Inc. (a)	1,194	118,767
Intuit, Inc.	959	105,500
Microsoft Corp.	31,441	1,811,002
Oracle Corp.	14,488	569,089
Red Hat, Inc. (a)	624	50,438
Salesforce.com, Inc. (a)	880	62,770

		4,007,263

		11,918,942

Utilities — 1.9%
Electric — 1.8%
The AES Corp.	17,877	229,719
Ameren Corp.	1,072	52,721
American Electric Power Co., Inc.	1,696	108,900
CenterPoint Energy, Inc.	935	21,720
CMS Energy Corp.	1,110	46,631
Consolidated Edison, Inc.	909	68,448
Dominion Resources, Inc.	362	26,886
DTE Energy Co.	612	57,326
Duke Energy Corp.	1,486	118,939
Edison International	1,534	110,832
Entergy Corp.	3,411	261,726
Eversource Energy	622	33,700
Exelon Corp.	5,723	190,519
FirstEnergy Corp.	466	15,415
NextEra Energy, Inc.	1,496	182,991
NRG Energy, Inc.	7,720	86,541
PG&E Corp.	323	19,758
Pinnacle West Capital Corp.	250	18,998
PPL Corp.	3,384	116,985
Public Service Enterprise Group, Inc.	1,209	50,621
SCANA Corp.	572	41,396
The Southern Co.	4,234	217,204
WEC Energy Group, Inc.	364	21,796
Xcel Energy, Inc.	1,145	47,105

		2,146,877

Gas — 0.1%
NiSource, Inc.	172	4,147
ONE Gas, Inc.	600	37,104
Sempra Energy	102	10,933

		52,184

		2,199,061

TOTAL COMMON STOCK (Cost $65,573,235)		68,904,529

	Number of Shares	Value
PREFERRED STOCK — 0.1%
Financial — 0.1%
Insurance — 0.1%
The Allstate Corp. 5.100%, 3 mo. LIBOR US + 3.165%, VRN	5,000	$136,550

TOTAL PREFERRED STOCK (Cost $125,000)		136,550

TOTAL EQUITIES (Cost $65,698,235)		69,041,079

	Principal Amount
BONDS & NOTES — 31.5%

CORPORATE DEBT — 12.4%
Advertising — 0.0%
WPP Finance 2010 4.750% 11/21/21	$20,000	22,435

Aerospace & Defense — 0.0%
Spirit AeroSystems, Inc. 3.850% 6/15/26	25,000	25,964
United Technologies Corp. 6.125% 7/15/38	15,000	20,400

		46,364

Agriculture — 0.2%
Altria Group, Inc. 4.250% 8/09/42	20,000	21,639
Bunge Ltd. Finance Corp. 3.200% 6/15/17	45,000	45,581
Bunge Ltd. Finance Corp. 3.250% 8/15/26	30,000	30,186
Bunge Ltd. Finance Corp. 3.500% 11/24/20	30,000	31,377
Reynolds American, Inc. 3.250% 6/12/20	30,000	31,562
Reynolds American, Inc. 5.850% 8/15/45	30,000	39,003

		199,348

Airlines — 0.2%
American Airlines Pass-Through Trust, Series 2014-1, Class A 3.700% 4/01/28	22,835	23,863
American Airlines Pass-Through Trust, Series 2014-1, Class B 4.375% 4/01/24	12,969	13,179
Spirit Airlines Pass-Through Trust, Series 2015-1, Class A 4.100% 10/01/29	85,000	86,700
United Airlines Pass-Through Trust, Series 2014-1, Class A 4.000% 10/11/27	28,282	30,332

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Balanced Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
WestJet Airlines Ltd. (b) 3.500% 6/16/21	$125,000	$128,098

		282,172

Auto Manufacturers — 0.1%
General Motors Financial Co., Inc. 3.200% 7/13/20	80,000	81,916
Hyundai Capital America (b) 2.550% 2/06/19	40,000	40,695

		122,611

Automotive & Parts — 0.0%
Lear Corp. 4.750% 1/15/23	28,000	29,085
Lear Corp. 5.375% 3/15/24	20,000	21,475

		50,560

Banks — 0.8%
Associated Banc-Corp. 2.750% 11/15/19	110,000	112,163
Bank of America Corp. 4.750% 4/21/45	40,000	42,699
Bank of America Corp. 5.650% 5/01/18	60,000	63,646
Discover Bank 2.000% 2/21/18	45,000	45,145
First Horizon National Corp. 3.500% 12/15/20	120,000	122,478
ICICI Bank Ltd. (b) 4.750% 11/25/16	59,000	59,254
JP Morgan Chase & Co. 3.375% 5/01/23	10,000	10,274
JP Morgan Chase & Co. 3.875% 9/10/24	50,000	52,639
Regions Financial Corp. 7.500% 5/15/18	30,000	32,646
SVB Financial Group 3.500% 1/29/25	135,000	136,387
SVB Financial Group 5.375% 9/15/20	15,000	16,672
Valley National Bancorp 5.125% 9/27/23	50,000	53,564
Wells Fargo & Co. 4.300% 7/22/27	145,000	156,272

		903,839

Beverages — 0.2%
Anheuser-Busch InBev Finance, Inc. 4.900% 2/01/46	125,000	148,723
Molson Coors Brewing Co. 2.100% 7/15/21	35,000	35,322
Molson Coors Brewing Co. 3.000% 7/15/26	60,000	60,415

	Principal Amount	Value
Molson Coors Brewing Co. 4.200% 7/15/46	$35,000	$36,468

		280,928

Biotechnology — 0.0%
Amgen, Inc. 5.150% 11/15/41	45,000	51,286

Building Materials — 0.1%
CRH America, Inc. 8.125% 7/15/18	50,000	55,311
Martin Marietta Material, Inc. 3 mo. USD LIBOR + 1.100%, FRN 1.731% 6/30/17	50,000	50,121
Owens Corning, Inc. 9.000% 6/15/19	10,000	11,680

		117,112

Chemicals — 0.1%
Ashland, Inc. 6.875% 5/15/43	11,000	11,990
The Dow Chemical Co. 8.550% 5/15/19	15,000	17,593
Incitec Pivot Finance LLC (b) 6.000% 12/10/19	25,000	27,077
RPM International, Inc. 6.125% 10/15/19	50,000	55,754
RPM International, Inc. 6.500% 2/15/18	20,000	21,213
Valspar Corp. 7.250% 6/15/19	25,000	28,370

		161,997

Commercial Services — 0.1%
The ADT Corp. 6.250% 10/15/21	85,000	92,437
ERAC USA Finance LLC (b) 2.800% 11/01/18	15,000	15,341

		107,778

Computers — 0.1%
Diamond 1 Finance Corp./Diamond 2 Finance Corp. (b) 4.420% 6/15/21	70,000	73,158
Diamond 1 Finance Corp./Diamond 2 Finance Corp. (b) 6.020% 6/15/26	15,000	16,445

		89,603

Distribution & Wholesale — 0.0%
Arrow Electronics, Inc. 4.500% 3/01/23	10,000	10,574

Diversified Financial — 1.4%
AerCap Ireland Capital Ltd./AerCap Global Aviation Trust 4.500% 5/15/21	180,000	188,325

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Balanced Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Affiliated Managers Group, Inc. 3.500% 8/01/25	$70,000	$69,588
Air Lease Corp. 3.000% 9/15/23	90,000	88,977
Air Lease Corp. 3.375% 1/15/19	90,000	92,441
Air Lease Corp. 3.375% 6/01/21	35,000	36,307
Air Lease Corp. 3.875% 4/01/21	60,000	63,450
Air Lease Corp. 5.625% 4/01/17	15,000	15,256
Ally Financial, Inc. 3.250% 11/05/18	15,000	15,075
Ally Financial, Inc. 3.600% 5/21/18	25,000	25,375
Ally Financial, Inc. 4.750% 9/10/18	45,000	46,575
Ares Finance Co. LLC (b) 4.000% 10/08/24	85,000	82,352
BGC Partners, Inc. (b) 5.125% 5/27/21	100,000	104,715
Citigroup, Inc. 5.375% 8/09/20	50,000	56,066
Citigroup, Inc. 5.875% 1/30/42	20,000	25,601
Citigroup, Inc. 8.125% 7/15/39	15,000	23,582
Eaton Vance Corp. 6.500% 10/02/17	4,000	4,197
General Electric Capital Corp. 6.875% 1/10/39	55,000	82,845
The Goldman Sachs Group, Inc. 5.375% 3/15/20	45,000	49,830
The Goldman Sachs Group, Inc. 5.750% 1/24/22	40,000	46,462
The Goldman Sachs Group, Inc. 6.150% 4/01/18	20,000	21,302
Hyundai Capital America (b) 2.875% 8/09/18	30,000	30,617
Icahn Enterprises LP/Icahn Enterprises Finance Corp. 3.500% 3/15/17	235,000	235,282
International Lease Finance Corp. 3.875% 4/15/18	55,000	56,306
International Lease Finance Corp. 8.750% 3/15/17	20,000	20,575
JP Morgan Chase & Co. 4.500% 1/24/22	40,000	44,292
JP Morgan Chase & Co. 5.600% 7/15/41	45,000	57,609
Lazard Group LLC 6.850% 6/15/17	13,000	13,413

	Principal Amount	Value
Legg Mason, Inc. 5.625% 1/15/44	$35,000	$36,328
Merrill Lynch & Co., Inc. 7.750% 5/14/38	20,000	28,998
Nasdaq, Inc. 3.850% 6/30/26	25,000	26,159

		1,687,900

Electric — 1.1%
Appalachian Power Co. 3.400% 6/01/25	90,000	95,891
Duke Energy Corp. 2.650% 9/01/26	70,000	68,689
Duke Energy Corp. 3.750% 9/01/46	35,000	33,942
Entergy Arkansas, Inc. 3.500% 4/01/26	10,000	10,842
Entergy Louisiana LLC 4.950% 1/15/45	40,000	42,588
Florida Power & Light Co. 4.950% 6/01/35	25,000	30,376
IPALCO Enterprises, Inc. 3.450% 7/15/20	200,000	205,000
LG&E and KU Energy LLC 4.375% 10/01/21	60,000	66,148
Metropolitan Edison Co. (b) 4.000% 4/15/25	50,000	52,178
National Fuel Gas Co. 3.750% 3/01/23	20,000	20,232
Nevada Power Co. Series N 6.650% 4/01/36	20,000	27,906
Niagara Mohawk Power Corp. (b) 2.721% 11/28/22	35,000	35,656
NiSource Finance Corp. 5.800% 2/01/42	40,000	49,917
Pacific Gas & Electric Co. 5.800% 3/01/37	25,000	32,885
Pennsylvania Electric Co. (b) 4.150% 4/15/25	70,000	72,094
PPL Capital Funding, Inc. 1.900% 6/01/18	15,000	15,058
PPL Capital Funding, Inc. 5.000% 3/15/44	45,000	50,719
Progress Energy, Inc. 7.000% 10/30/31	5,000	6,713
Puget Energy, Inc. 3.650% 5/15/25	5,000	5,204
Puget Energy, Inc. 6.500% 12/15/20	59,000	68,477
Southern California Edison Co. 5.950% 2/01/38	20,000	27,110
The Southern Co. 1.850% 7/01/19	40,000	40,314

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Balanced Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Transelec SA (b) 4.625% 7/26/23	$25,000	$26,837
Tri-State Generation & Transmission Association, Series 2003, Class A (b) 6.040% 1/31/18	17,914	18,108
Virginia Electric and Power Co. 6.350% 11/30/37	30,000	41,506
Wisconsin Public Service Corp. 5.650% 11/01/17	50,000	52,193
Xcel Energy, Inc. 3.300% 6/01/25	45,000	47,474

		1,244,057

Electronics — 0.2%
Amphenol Corp. 2.550% 1/30/19	50,000	51,167
Amphenol Corp. 4.000% 2/01/22	20,000	21,375
Arrow Electronics, Inc. 3.500% 4/01/22	60,000	61,623
Avnet, Inc. 4.875% 12/01/22	23,000	24,991
FLIR Systems, Inc. 3.125% 6/15/21	35,000	36,125

		195,281

Engineering & Construction — 0.0%
SBA Tower Trust (b) 2.877% 7/15/21	40,000	40,678

Environmental Controls — 0.0%
Republic Services, Inc. 3.800% 5/15/18	30,000	31,165

Foods — 0.2%
Ingredion, Inc. 3.200% 10/01/26	40,000	40,798
Kraft Foods, Inc. 6.500% 2/09/40	14,000	19,077
Kraft Heinz Foods Co. 3.000% 6/01/26	95,000	95,758
The Kroger Co. 2.600% 2/01/21	25,000	25,709
Tyson Foods, Inc. 2.650% 8/15/19	15,000	15,381
Tyson Foods, Inc. 4.875% 8/15/34	25,000	27,670

		224,393

Forest Products & Paper — 0.2%
Sappi Papier Holding GmbH (b) 7.750% 7/15/17	255,000	260,738

Hand & Machine Tools — 0.0%
Stanley Black & Decker, Inc. 2.451% 11/17/18	50,000	51,084

	Principal Amount	Value
Health Care – Products — 0.1%
Zimmer Biomet Holdings, Inc. 3.550% 4/01/25	$115,000	$118,524

Health Care – Services — 0.2%
Aetna, Inc. 2.400% 6/15/21	50,000	50,579
Aetna, Inc. 3.200% 6/15/26	60,000	61,003
Aetna, Inc. 4.375% 6/15/46	15,000	15,707
Kaiser Foundation Hospitals 3.500% 4/01/22	15,000	15,975
UnitedHealth Group, Inc. 6.875% 2/15/38	45,000	65,950

		209,214

Home Builders — 0.2%
Lennar Corp. 4.750% 12/15/17	275,000	281,875

Housewares — 0.1%
Newell Brands, Inc. 3.850% 4/01/23	60,000	63,868
Newell Rubbermaid, Inc. 2.050% 12/01/17	15,000	15,105

		78,973

Insurance — 1.0%
The Allstate Corp. 3 mo. USD LIBOR + 2.938%, VRN 5.750% 8/15/53	70,000	75,162
AXIS Specialty Finance PLC 2.650% 4/01/19	20,000	20,214
Brown & Brown, Inc. 4.200% 9/15/24	16,000	16,644
The Chubb Corp. 3 mo. USD LIBOR + 2.250%, VRN 6.375% 3/29/67	21,000	19,952
CNA Financial Corp. 3.950% 5/15/24	40,000	42,347
CNA Financial Corp. 7.350% 11/15/19	40,000	46,118
CNO Financial Group, Inc. 4.500% 5/30/20	60,000	61,425
CNO Financial Group, Inc. 5.250% 5/30/25	72,000	71,460
MetLife Capital Trust IV (b) 7.875% 12/15/67	70,000	87,822
New York Life Global Funding (b) 2.350% 7/14/26	70,000	69,583
Principal Financial Group, Inc. 8.875% 5/15/19	30,000	35,347
Prudential Financial, Inc. 3 mo. USD LIBOR + 3.040%, VRN 5.200% 3/15/44	28,000	28,875

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Balanced Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Prudential Financial, Inc. 3 mo. USD LIBOR + 3.920%, VRN 5.625% 6/15/43	$45,000	$48,546
QBE Insurance Group Ltd. (b) 2.400% 5/01/18	25,000	25,134
Reinsurance Group of America, Inc. 3.950% 9/15/26	65,000	68,004
Reinsurance Group of America, Inc. 4.700% 9/15/23	55,000	60,102
Reinsurance Group of America, Inc. 5.000% 6/01/21	40,000	43,730
Reinsurance Group of America, Inc. 6.450% 11/15/19	45,000	50,977
Trinity Acquisition PLC 3.500% 9/15/21	40,000	41,691
Trinity Acquisition PLC 4.400% 3/15/26	10,000	10,473
Unum Group 3.000% 5/15/21	25,000	25,561
USF&G Capital I (b) 8.500% 12/15/45	35,000	47,982
Willis North America, Inc. 7.000% 9/29/19	21,000	23,548
Willis Towers Watson PLC 5.750% 3/15/21	55,000	61,940
XLIT Ltd. 4.450% 3/31/25	40,000	40,603
XLIT Ltd. 5.750% 10/01/21	25,000	28,617
XLIT Ltd. 6.375% 11/15/24	55,000	65,536

		1,217,393

Internet — 0.1%
Expedia, Inc. 7.456% 8/15/18	90,000	99,104
Tencent Holdings Ltd. (b) 2.875% 2/11/20	55,000	56,468

		155,572

Investment Companies — 0.3%
Ares Capital Corp. 3.625% 1/19/22	80,000	80,521
Ares Capital Corp. 3.875% 1/15/20	130,000	134,456
FS Investment Corp. 4.000% 7/15/19	90,000	91,541

		306,518

Iron & Steel — 0.4%
ArcelorMittal 5.125% 6/01/20	80,000	84,000
ArcelorMittal 6.250% 8/05/20	60,000	65,250

	Principal Amount	Value
Glencore Funding LLC (b) 2.875% 4/16/20	$150,000	$148,800
Glencore Funding LLC (b) 4.625% 4/29/24	5,000	5,095
Reliance Steel & Aluminum Co. 4.500% 4/15/23	30,000	31,356
Reliance Steel & Aluminum Co. 6.200% 11/15/16	55,000	55,240
Reliance Steel & Aluminum Co. 6.850% 11/15/36	55,000	60,855

		450,596

Lodging — 0.1%
Marriott International, Inc. 2.300% 1/15/22	25,000	25,211
Marriott International, Inc. 3.375% 10/15/20	50,000	52,549
Starwood Hotels & Resorts Worldwide, Inc. 6.750% 5/15/18	5,000	5,406

		83,166

Machinery – Diversified — 0.1%
CNH Industrial Capital LLC 3.250% 2/01/17	25,000	25,094
CNH Industrial Capital LLC 3.375% 7/15/19	50,000	50,875
CNH Industrial Capital LLC 3.625% 4/15/18	25,000	25,312
CNH Industrial Capital LLC 6.250% 11/01/16	45,000	45,135
Xylem, Inc. 4.875% 10/01/21	20,000	21,823

		168,239

Manufacturing — 0.1%
General Electric Co. 4.125% 10/09/42	50,000	54,719
Ingersoll-Rand Global Holding Co. Ltd. 6.875% 8/15/18	40,000	43,972

		98,691

Media — 0.3%
21st Century Fox America, Co. 6.900% 8/15/39	25,000	33,569
Charter Communications Operating LLC/Charter Communications Operating Capital (b) 3.579% 7/23/20	65,000	67,938
Comcast Corp. 3.400% 7/15/46	55,000	53,466
NBCUniversal Media LLC 6.400% 4/30/40	5,000	6,998
Time Warner Cable, Inc. 8.250% 4/01/19	10,000	11,515

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Balanced Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Time Warner Cable, Inc. 8.750% 2/14/19	$10,000	$11,532
Time Warner, Inc. 4.700% 1/15/21	35,000	38,922
Time Warner, Inc. 6.100% 7/15/40	25,000	31,416
Time Warner, Inc. 6.250% 3/29/41	5,000	6,441
Viacom, Inc. 2.250% 2/04/22	35,000	34,836
Viacom, Inc. 3.450% 10/04/26	20,000	19,989

		316,622

Mining — 0.0%
Glencore Finance Canada (b) 5.800% 11/15/16	45,000	45,158

Office Equipment/Supplies — 0.1%
Pitney Bowes, Inc. 3.375% 10/01/21	80,000	79,961
Pitney Bowes, Inc. 4.625% 3/15/24	65,000	67,591
Pitney Bowes, Inc. 4.750% 5/15/18	5,000	5,180
Pitney Bowes, Inc. 5.750% 9/15/17	6,000	6,226

		158,958

Office Furnishings — 0.1%
Steelcase, Inc. 6.375% 2/15/21	50,000	57,008

Oil & Gas — 0.5%
Anadarko Petroleum Corp. 5.550% 3/15/26	30,000	33,901
ConocoPhillips Co. 2.400% 12/15/22	25,000	24,791
ConocoPhillips Co. 2.875% 11/15/21	93,000	95,547
ConocoPhillips Co. 4.200% 3/15/21	35,000	37,882
Exxon Mobil Corp. 2.222% 3/01/21	107,000	109,336
Exxon Mobil Corp. 2.397% 3/06/22	10,000	10,251
Helmerich & Payne International Drilling Co. 4.650% 3/15/25	45,000	47,488
Pemex Project Funding Master Trust 6.625% 6/15/38	5,000	4,950
Petroleos Mexicanos 3.125% 1/23/19	10,000	10,090
Petroleos Mexicanos 5.500% 1/21/21	60,000	63,450

	Principal Amount	Value
Petroleos Mexicanos 6.375% 1/23/45	$15,000	$14,325
Phillips 66 5.875% 5/01/42	75,000	94,113
Pioneer Natural Resources Co. 4.450% 1/15/26	60,000	65,071

		611,195

Packaging & Containers — 0.3%
Amcor Finance USA, Inc. (b) 3.625% 4/28/26	95,000	98,085
Brambles USA, Inc. (b) 4.125% 10/23/25	24,000	25,546
Brambles USA, Inc., Series A (b) 5.350% 4/01/20	15,000	16,571
CCL Industries, Inc. (b) 3.250% 10/01/26	105,000	105,391
Crown Americas LLC/Crown Americas Capital Corp. IV 4.500% 1/15/23	63,000	65,363
Graphic Packaging International, Inc. 4.875% 11/15/22	10,000	10,500

		321,456

Pharmaceuticals — 0.8%
Actavis Funding SCS 3.000% 3/12/20	75,000	77,439
Actavis Funding SCS 3.800% 3/15/25	105,000	111,127
Actavis Funding SCS 4.750% 3/15/45	45,000	49,204
Baxalta, Inc. 3.600% 6/23/22	25,000	26,265
Baxalta, Inc. 4.000% 6/23/25	70,000	74,709
Baxalta, Inc. 5.250% 6/23/45	35,000	41,407
McKesson Corp. 2.284% 3/15/19	20,000	20,353
McKesson Corp. 3.796% 3/15/24	15,000	16,177
McKesson Corp. 4.750% 3/01/21	30,000	33,321
McKesson Corp. 4.883% 3/15/44	10,000	11,755
McKesson Corp. 6.000% 3/01/41	30,000	38,615
Merck Sharp & Dohme Corp. 5.850% 6/30/39	10,000	13,349
Mylan NV (b) 3.150% 6/15/21	50,000	50,939
Mylan NV (b) 3.950% 6/15/26	135,000	136,017

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Balanced Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Pfizer, Inc. 7.200% 3/15/39	$35,000	$53,613
Teva Pharmaceutical Finance Netherlands III BV 2.200% 7/21/21	50,000	49,811
Teva Pharmaceutical Finance Netherlands III BV 3.150% 10/01/26	65,000	65,301
Teva Pharmaceutical Finance Netherlands III BV 4.100% 10/01/46	15,000	14,929

		884,331

Pipelines — 0.5%
Boardwalk Pipelines LLC 5.500% 2/01/17	40,000	40,380
Boardwalk Pipelines LP 5.875% 11/15/16	95,000	95,440
CenterPoint Energy Resources Corp. 4.500% 1/15/21	25,000	26,997
EnLink Midstream Partners LP 4.850% 7/15/26	15,000	15,094
Enterprise Products Operating Co. 3.700% 2/15/26	75,000	77,206
Kinder Morgan Energy Partners LP 6.000% 2/01/17	25,000	25,361
Kinder Morgan Energy Partners LP 6.500% 2/01/37	25,000	26,960
Kinder Morgan Energy Partners LP 6.950% 1/15/38	5,000	5,676
Kinder Morgan Finance Co. LLC (b) 6.000% 1/15/18	35,000	36,705
Magellan Midstream Partners LP 5.000% 3/01/26	30,000	34,178
Magellan Midstream Partners LP 5.150% 10/15/43	110,000	121,440
Southern Natural Gas Co. LLC (b) 5.900% 4/01/17	55,000	56,171

		561,608

Real Estate Investment Trusts (REITS) — 0.5%
American Tower Corp. 3.400% 2/15/19	40,000	41,562
American Tower Corp. 3.450% 9/15/21	100,000	105,246
American Tower Corp. 4.400% 2/15/26	25,000	27,382
American Tower Corp. 4.500% 1/15/18	60,000	62,230
Boston Properties LP 3.700% 11/15/18	20,000	20,837
Brandywine Operating Partners LP 4.950% 4/15/18	40,000	41,723

	Principal Amount	Value
DDR Corp. 4.750% 4/15/18	$15,000	$15,573
Duke Realty LP 3.250% 6/30/26	20,000	20,445
Duke Realty LP 8.250% 8/15/19	50,000	58,469
Federal Realty Investment Trust 5.900% 4/01/20	10,000	11,385
Healthcare Trust of America Holdings LP 3.500% 8/01/26	40,000	40,525
Host Hotels & Resorts LP 4.000% 6/15/25	25,000	25,472
ProLogis LP 2.750% 2/15/19	15,000	15,348
Tanger Properties LP 3.125% 9/01/26	75,000	74,794
Weingarten Realty Investors 3.250% 8/15/26	15,000	15,016

		576,007

Retail — 0.5%
Bed Bath & Beyond, Inc. 5.165% 8/01/44	25,000	24,173
CVS Health Corp. 6.125% 9/15/39	10,000	13,660
CVS Pass-Through Trust (b) 5.926% 1/10/34	52,858	62,503
Dollar Tree, Inc. 5.750% 3/01/23	90,000	96,862
The Home Depot, Inc. 5.950% 4/01/41	30,000	41,255
O’Reilly Automotive, Inc. 3.850% 6/15/23	23,000	24,828
QVC, Inc. 3.125% 4/01/19	35,000	35,887
QVC, Inc. 4.375% 3/15/23	25,000	25,067
QVC, Inc. 4.450% 2/15/25	45,000	44,542
QVC, Inc. 5.125% 7/02/22	10,000	10,599
Tiffany & Co. 4.900% 10/01/44	40,000	40,541
Wal-Mart Stores, Inc. 5.625% 4/15/41	40,000	54,359
Walgreens Boots Alliance, Inc. 2.700% 11/18/19	25,000	25,762
Walgreens Boots Alliance, Inc. 3.800% 11/18/24	45,000	48,304

		548,342

Savings & Loans — 0.1%
Glencore Funding LLC (b) 2.500% 1/15/19	55,000	54,868

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Balanced Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Glencore Funding LLC (b) 3.125% 4/29/19	$30,000	$30,120

		84,988

Semiconductors — 0.1%
Lam Research Corp. 3.800% 3/15/25	75,000	78,129
QUALCOMM, Inc. 3.450% 5/20/25	42,000	44,729

		122,858

Software — 0.3%
Broadridge Financial Solutions, Inc. 3.400% 6/27/26	30,000	30,771
Broadridge Financial Solutions, Inc. 3.950% 9/01/20	25,000	26,563
CA, Inc. 2.875% 8/15/18	25,000	25,477
CA, Inc. 5.375% 12/01/19	28,000	30,922
Microsoft Corp. 4.450% 11/03/45	64,000	72,762
Oracle Corp. 4.000% 7/15/46	110,000	113,664

		300,159

Telecommunications — 0.4%
America Movil SAB de CV 5.000% 3/30/20	25,000	27,474
AT&T, Inc. 4.750% 5/15/46	65,000	68,020
British Telecom PLC 9.375% 12/15/30	15,000	24,283
CenturyLink, Inc. 6.150% 9/15/19	30,000	32,400
Cisco Systems, Inc. 5.500% 1/15/40	10,000	12,953
Deutsche Telekom International Finance BV 8.750% 6/15/30	15,000	23,316
Telefonica Emisiones SAU 5.462% 2/16/21	30,000	34,067
Verizon Communications, Inc. 2.625% 2/21/20	57,000	58,619
Verizon Communications, Inc. 4.862% 8/21/46	55,000	61,603
Verizon Communications, Inc. 5.012% 8/21/54	41,000	45,274
Verizon Communications, Inc. 6.550% 9/15/43	42,000	56,787

		444,796

Transportation — 0.1%
Asciano Finance (b) 4.625% 9/23/20	20,000	21,021

	Principal Amount	Value
Asciano Finance Ltd. (b) 5.000% 4/07/18	$55,000	$56,888

		77,909

Trucking & Leasing — 0.1%
GATX Corp. 2.375% 7/30/18	30,000	30,303
GATX Corp. 4.750% 6/15/22	30,000	33,443

		63,746

TOTAL CORPORATE DEBT (Cost $13,854,865)		14,525,805

MUNICIPAL OBLIGATIONS — 0.4%
JobsOhio Beverage System Series B 4.532% 1/01/35	150,000	174,765
State of California BAB 7.550% 4/01/39	25,000	40,035
State of California BAB 7.600% 11/01/40	85,000	137,796
State of Illinois 5.365% 3/01/17	100,000	101,607

		454,203

TOTAL MUNICIPAL OBLIGATIONS (Cost $413,663)		454,203

NON-U.S. GOVERNMENT AGENCY OBLIGATIONS — 8.5%
Auto Floor Plan ABS — 0.0%
NCF Dealer Floorplan Master Trust, Series 2014-1A, Class A, 1 mo. LIBOR + 1.500%, FRN (b) 2.032% 10/20/20	50,000	50,000

Automobile ABS — 0.5%
American Credit Acceptance Receivables Trust, Series 2016-3, Class A (b) 1.700% 11/12/20	65,986	65,930
Capital Automotive REIT, Series 2011-1A, Class A (b) 5.610% 11/15/39	93,594	97,721
CPS Auto Trust, Series 2012-D, Class A (b) 1.480% 3/16/20	12,955	12,895
Drive Auto Receivables Trust, Series 2016-BA, Class B (b) 2.560% 6/15/20	30,000	30,241
First Investors Auto Owner Trust, Series 2016-2A, Class B (b) 2.210% 7/15/22	80,000	80,114

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Balanced Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Flagship Credit Auto Trust, Series 2013-2, Class A (b) 1.940% 1/15/19	$4,138	$4,143
GLS Auto Receivables Trust, Series 2015-1A, Class A (b) 2.250% 12/15/20	23,012	22,981
GO Financial Auto Securitization Trust, Series 2015-1, Class A (b) 1.810% 3/15/18	3,581	3,580
Oscar US Funding Trust IV, Series 2016-1A, Class A2B, 1 mo. USD LIBOR + 1.700%, FRN (b) 2.224% 7/15/20	48,283	48,270
Oscar US Funding Trust V, Series 2016-2A, Class A4 (b) 2.990% 12/15/23	110,000	109,970
Santander Drive Auto Receivables Trust, Series 2015-3, Class C 2.740% 1/15/21	50,000	50,771
Santander Drive Auto Receivables Trust, Series 2015-4, Class C 2.970% 3/15/21	50,000	50,940

		577,556

Commercial MBS — 1.5%
Banc of America Commercial Mortgage, Inc., Series 2007-4, Class A4, VRN 5.938% 2/10/51	49,344	50,416
Banc of America Commercial Mortgage, Inc., Series 2007-4, Class AM, VRN 6.005% 2/10/51	45,000	46,225
Banc of America Commercial Mortgage, Inc., Series 2008-1, Class A4, VRN 6.436% 2/10/51	53,784	55,863
Banc of America Commercial Mortgage, Inc., Series 2008-1, Class AM, VRN 6.478% 2/10/51	50,000	52,052
Bear Stearns Commercial Mortgage Securities, Series 2006-PW14, Class A4 5.201% 12/11/38	25,844	25,872
Bear Stearns Commercial Mortgage Securities, Series 2006-PW14, Class AM 5.243% 12/11/38	50,000	50,094
Bear Stearns Commercial Mortgage Securities, Series 2007-T26, Class AM, VRN 5.513% 1/12/45	105,000	105,839
Bear Stearns Commercial Mortgage Securities, Series 2007-PW17, Class A4, VRN 5.694% 6/11/50	35,992	36,960
Bear Stearns Commercial Mortgage Securities, Series 2007-PW17, Class AM, VRN 5.915% 6/11/50	120,000	122,743

	Principal Amount	Value
Commercial Mortgage Pass Through Certificates, Series 2013-GAM, Class A1 (b) 1.705% 2/10/28	$82,876	$81,642
Commercial Mortgage Pass Through Certificates, Series 2012-CR4, Class B (b) 3.703% 10/15/45	35,000	36,728
Commercial Mortgage Pass Through Certificates, Series 2015-CR23, Class C, VRN 4.398% 5/10/48	35,000	32,688
Commercial Mortgage Pass-Through Certificates, Series 2007-C9, Class AM, VRN 5.650% 12/10/49	50,000	51,178
DBCCRE Mortgage Trust, Series 2014-ARCP, Class A (b) 4.238% 1/10/34	100,000	106,724
DBRR Trust, Series 2013-EZ3, Class A, VRN (b) 1.635% 12/18/49	6,097	6,095
GCCFC Commercial Mortgage Trust, Series 2006-GG7, Class AM, VRN 5.951% 7/10/38	43,715	43,776
JP Morgan Chase Commercial Mortgage Securities Corp., Series 2006-CB17, Class A4 5.429% 12/12/43	143	142
JP Morgan Chase Commercial Mortgage Securities Corp., Series 2007-CB18, Class AM, VRN 5.466% 6/12/47	65,000	65,476
ML-CFC Commercial Mortgage Trust, Series 2007-9, Class AM, VRN 5.856% 9/12/49	60,000	61,716
Morgan Stanley Capital I, Series 2011-C2, Class B, VRN (b) 5.200% 6/15/44	100,000	110,159
Morgan Stanley Capital I, Series 2006-IQ12, Class AM 5.370% 12/15/43	40,000	40,060
Morgan Stanley Capital I, Series 2007-HQ11, Class AM, VRN 5.478% 2/12/44	60,000	60,279
Morgan Stanley Capital I, Series 2007-IQ14, Class A2 5.610% 4/15/49	13,820	13,788
Morgan Stanley Capital I, Series 2008-T29, Class A4, VRN 6.477% 1/11/43	28,331	29,656
STRIPs Ltd., Series 2012-1A, Class A (b) 1.500% 12/25/44	4,419	4,419

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Balanced Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
TIAA Seasoned Commercial Mortgage Trust, Series 2007-C4, Class AJ, VRN 5.483% 8/15/39	$10,568	$10,638
Wachovia Bank Commercial Mortgage Trust, Series 2006-C29, Class AM 5.339% 11/15/48	70,000	70,205
Wachovia Bank Commercial Mortgage Trust, Series 2007-C31, Class A4 5.509% 4/15/47	121,495	122,707
Wachovia Bank Commercial Mortgage Trust, Series 2007-C33, Class A4, VRN 6.158% 2/15/51	29,848	30,268
Wachovia Bank Commercial Mortgage Trust, Series 2007-C33, Class AM, VRN 6.158% 2/15/51	50,000	51,083
Wells Fargo Commercial Mortgage Trust, Series 2010-C1, Class A1 (b) 3.349% 11/15/43	32,296	33,362
WF-RBS Commercial Mortgage Trust, Series 2012-C8, Class B 4.311% 8/15/45	40,000	43,262
WF-RBS Commercial Mortgage Trust, Series 2011-C3, Class B (b) 4.740% 3/15/44	50,000	54,300

		1,706,415

Home Equity ABS — 0.2%
ACE Securities Corp., Series 2005-AG1, Class A1B1, 1 mo. USD LIBOR + .270%, FRN 0.795% 8/25/35	19,078	19,063
ACE Securities Corp., Series 2005-HE7, Class A2D, 1 mo. USD LIBOR + .660%, FRN 1.185% 11/25/35	16,639	16,506
Citigroup Mortgage Loan Trust, Series 2005-OPT4, Class M2, 1 mo. USD LIBOR + .430%, FRN 0.955% 7/25/35	5,004	4,979
Countrywide Asset-Backed Certificates, Series 2004-5, Class 3A, 1 mo. USD LIBOR + .460%, FRN 0.985% 9/25/34	8,868	8,768
First Franklin Mortgage Loan Trust, Series 2005-FF6, Class M1, 1 mo. USD LIBOR + .630%, FRN 1.155% 5/25/36	13,885	13,830
First Franklin Mortgage Loan Trust, Series 2005-FF4, Class M1, 1 mo. USD LIBOR + .645%, FRN 1.170% 5/25/35	1,683	1,682

	Principal Amount	Value
Fremont Home Loan Trust, Series 2005-E, Class 2A3, 1 mo. USD LIBOR + .240%, FRN 0.765% 1/25/36	$7,544	$7,484
GSAMP Trust, Series 2005-AHL, Class M1, 1 mo. USD LIBOR + .645%, FRN 1.170% 4/25/35	11,336	11,344
Home Equity Asset Trust, Series 2006-4, Class 2A3, 1 mo. USD LIBOR + .170%, FRN 0.695% 8/25/36	6,547	6,547
Long Beach Mortgage Loan Trust, Series 2005-WL1, Class M2, 1 mo. USD LIBOR + .825%, FRN 1.350% 6/25/35	43,221	42,844
MASTR Asset-Backed Securities Trust, Series 2005-WMC1, Class M3, 1 mo. USD LIBOR + .720%, FRN 1.245% 3/25/35	58,010	57,808
NovaStar Mortgage Funding Trust, Series 2005-3, Class A2D, 1 mo. LIBOR + .370%, FRN 0.895% 1/25/36	35,485	35,261
Park Place Securities, Inc., Series 2005-WHQ4, Class A1A, 1 mo . USD LIBOR + .260%, FRN 0.785% 9/25/35	9,822	9,827
Park Place Securities, Inc., Series 2005-WCW3, Class A2C, 1 mo . USD LIBOR + .380%, FRN 0.905% 8/25/35	649	649
Park Place Securities, Inc., Series 2005-WHQ1, Class M2, 1 mo . USD LIBOR + .750%, FRN 1.275% 3/25/35	2,443	2,444
Structured Asset Investment Loan Trust, Series 2005-7, Class A5, 1 mo. USD LIBOR + .720%, FRN 1.245% 8/25/35	235	235

		239,271

Other ABS — 3.9%
321 Henderson Receivables I LLC, Series 2015-1A, Class A (b) 3.260% 9/15/72	46,776	46,866
ALM XIV Ltd., Series 2014-14A, Class A1, 3 mo. USD LIBOR + 1.430%, FRN (b) 2.173% 7/28/26	250,000	250,000
Alterna Funding I LLC, Series 2014-1A, Class NOTE (b) 1.639% 2/15/21	37,485	36,548
Applebee’s/IHOP Funding LLC, Series 2014-1, Class A2 (b) 4.277% 9/05/44	90,000	91,469

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Balanced Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Arbys Funding LLC, Series 2015-1A, Class A2 (b) 4.969% 10/30/45	$69,475	$72,515
Avery Point VI CLO Ltd., Series 2015-6A, Class A, 3 mo. USD LIBOR + 1.450%, FRN (b) 2.228% 8/05/27	250,000	250,179
BCC Funding VIII LLC, Series 2014-1A, Class A (b) 1.794% 6/20/20	13,577	13,526
BlueVirgo Trust, Series 2015-1A, Class NOTE (b) 3.000% 12/15/22	81,454	82,316
Cazenovia Creek Funding I LLC, Series 2015-1A, Class A (b) 2.000% 12/10/23	51,753	51,389
Citi Held For Asset Issuance, Series 2015-PM1, Class A (b) 1.850% 12/15/21	18,841	18,806
Citigroup Mortgage Loan Trust, Series 2006-SHL1, Class A1, 1 mo. USD LIBOR + .200%, FRN (b) 0.724% 11/25/45	25,969	25,982
CKE Restaurant Holdings, Inc., Series 2013-1A, Class A2 (b) 4.474% 3/20/43	47,375	47,530
CLI Funding V LLC, Series 2014-1A, Class A (b) 3.290% 6/18/29	76,300	74,346
DB Master Finance LLC, Series 2015-1A, Class A2I (b) 3.262% 2/20/45	59,100	59,619
Diamond Resorts Owner Trust, Series 2014-1, Class A (b) 2.540% 5/20/27	38,708	38,740
Diamond Resorts Owner Trust, Series 2015-1, Class A (b) 2.730% 7/20/27	46,200	46,470
Domino’s Pizza Master Issuer LLC, Series 2015-1A, Class A2I (b) 3.484% 10/25/45	99,250	100,087
Domino’s Pizza Master Issuer LLC, Series 2015-1A, Class A2II (b) 4.474% 10/25/45	109,175	110,660
Domino’s Pizza Master Issuer LLC, Series 2012-1A, Class A2 (b) 5.216% 1/25/42	58,606	60,183
Dryden XXXI Senior Loan Fund, Series 2014-31A, Class A, 3 mo. USD LIBOR + 1.350%, FRN (b) 2.029% 4/18/26	250,000	249,999
Eaton Vance CLO, Series 2014-1A, Class A, 3 mo. USD LIBOR + 1.450%, FRN (b) 2.130% 7/15/26	250,000	249,833

	Principal Amount	Value
Elara HGV Timeshare Issuer LLC, Series 2016-A, Class A (b) 2.810% 4/25/28	$94,399	$94,358
Element Rail Leasing II LLC, Series 2015-1A, Class A1 (b) 2.707% 2/19/45	77,387	75,621
Fairway Outdoor Funding LLC, Series 2012-1A, Class A2 (b) 4.212% 10/15/42	88,916	90,201
First Franklin Mortgage Loan Trust, Series 2005-FF7, Class M1, 1 mo. USD LIBOR + .450%, FRN 0.975% 7/25/35	3,264	3,263
GoldenTree Loan Opportunities VII Ltd., Series 2013-7A, Class A, 3 mo. USD LIBOR + 1.150%, FRN (b) 1.865% 4/25/25	250,000	248,697
Hilton Grand Vacations Trust, Series 2013-A, Class A (b) 2.280% 1/25/26	36,676	36,744
Icon Brand Holdings LLC, Series 2012-1A, Class A (Acquired 11/16/12, Cost $50,000) (b) (c) 4.229% 1/25/43	37,672	34,316
Icon Brand Holdings LLC, Series 2013-1A, Class A (Acquired 1/9/14, Cost $49,081) (b) (c) 4.352% 1/25/43	39,092	36,327
LCM Ltd., Series 16A, Class A, 3 mo. USD LIBOR + 1.500%, FRN (b) 2.180% 7/15/26	250,000	250,931
Leaf Receivables Funding LLC, Series 2016-1, Class A1 (b) 1.000% 6/15/17	71,202	71,203
Long Beach Mortgage Loan Trust, Series 2005-1, Class M2, 1 mo. USD LIBOR + .795%, FRN 1.320% 2/25/35	26,718	26,507
Madison Park Funding XII Ltd., Series 2014-12A, Class A, 3 mo. USD LIBOR + 1.500%, FRN (b) 2.196% 7/20/26	250,000	250,007
Miramax LLC, Series 2014-1A, Class A2 (b) 3.340% 7/20/26	66,680	66,851
Morgan Stanley ABS Capital I, Inc. Trust, Series 2005-WMC6, Class M2, 1 mo. USD LIBOR + ..750%, FRN 1.275% 7/25/35	11,163	11,240
Morgan Stanley ABS Capital I, Inc. Trust, Series 2005-WMC4, Class M4, 1 mo. USD LIBOR + ..945%, FRN 1.470% 4/25/35	49,969	49,881

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Balanced Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Nations Equipment Finance Funding II LLC, Series 2014-1A, Class A (b) 1.558% 7/20/18	$20,184	$20,172
Oak Hill Credit Partners VIII Ltd., Series 2013-8A, Class A, 3 mo. USD LIBOR + 1.120%, FRN (b) 1.816% 4/20/25	200,000	198,546
Oxford Finance Funding Trust, Series 2016-1A, Class A (b) 3.968% 6/17/24	50,000	50,251
SBA Tower Trust, Series 2014-1A, Class C, STEP (b) 2.898% 10/15/44	100,000	101,405
Sierra Receivables Funding Co. LLC, Series 2012-1A, Class A (b) 2.840% 11/20/28	11,149	11,174
Sierra Receivables Funding Co. LLC, Series 2015-3A, Class B (b) 3.080% 9/20/32	57,489	57,536
SoFi Consumer Loan Program LLC, Series 2016-2A, Class A (b) 3.090% 10/27/25	130,000	130,630
SoFi Consumer Loan Program LLC, Series 2016-1A, Class A (b) 3.260% 8/25/25	121,650	122,227
Specialty Underwriting & Residential Finance Trust, Series 2005-AB2, Class M1, 1 mo. USD LIBOR + .450%, FRN 0.975% 6/25/36	40,000	39,596
SpringCastle America Funding LLC, Series 2014-AA, Class A (b) 2.700% 5/25/23	79,574	79,599
Structured Asset Securities Corp., Series 2007-BC4, Class A3, 1 mo. USD LIBOR + .250%, FRN 0.775% 11/25/37	2,085	2,084
Taco Bell Funding LLC, Series 2016-1A, Class A2I (b) 3.832% 5/25/46	80,000	81,295
Trip Rail Master Funding LLC, Series 2011-1A, Class A1A (b) 4.370% 7/15/41	41,353	41,732
Welk Resorts LLC, Series 2015-AA, Class A (b) 2.790% 6/16/31	35,571	35,807
Wendys Funding LLC, Series 2015-1A, Class A2I (b) 3.371% 6/15/45	118,800	119,337
Wendys Funding LLC, Series 2015-1A, Class A2II (b) 4.080% 6/15/45	49,500	50,256

	Principal Amount	Value
Wendys Funding LLC, Series 2015-1A, Class A23 (b) 4.497% 6/15/45	$74,250	$74,234

		4,539,091

Student Loans ABS — 2.1%
Access Group, Inc., Series 2003-A, Class A3, 3 mo. Treasury + 1.200%, FRN 1.515% 7/01/38	21,158	19,227
Access Group, Inc., Series 2015-1, Class B, 1 mo. USD LIBOR + 1.500%, FRN (b) 2.025% 7/25/58	100,000	87,376
College Loan Corp. Trust, Series 2002-1, Class A5, 28 day ARS, FRN (b) 1.076% 3/01/42	50,000	44,968
College Loan Corp. Trust I, Series 2007-1, Class B2, 28 day ARS, FRN 0.413% 1/25/47	35,000	26,164
College Loan Corp. Trust I, Series 2002-2, Class A29, 28 day ARS, FRN (b) 1.566% 3/01/42	50,000	44,981
College Loan Corp. Trust I, Series 2003-1, Class A6, 28 day ARS, FRN (b) 1.685% 3/01/42	100,000	90,090
DRB Prime Student Loan Trust, Series 2016-A, Class A1, 1 mo. USD LIBOR + 2.000%, FRN (b) 2.524% 4/25/40	87,650	87,406
Earnest Student Loan Program LLC, Series 2016-C, Class A1, 1 mo. USD LIBOR + 1.850%, FRN (b) 2.326% 10/27/36	156,833	156,834
Earnest Student Loan Program LLC, Series 2016-B, Class A1, 1 mo. USD LIBOR + 2.050%, FRN (b) 2.575% 2/26/35	100,793	100,793
ECMC Group Student Loan Trust, Series 2016-1A, Class A, 1 mo. USD LIBOR + 1.350%, FRN (b) 1.864% 7/26/66	140,000	139,998
EdLinc Student Loan Funding Trust, Series 2012-1, Class B, 1 mo. USD LIBOR + 4.240%, FRN (b) 4.765% 11/26/40	65,000	75,360
Education Funding Capital Trust I, Series 2004-1, Class B1, 28 day ARS, FRN 6/15/43	50,000	46,251
Education Funding Capital Trust I, Series 2004-1, Class A6, 28 day ARS, FRN 1.687% 6/15/43	50,000	48,590

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Balanced Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Education Funding Capital Trust I, Series 2004-1, Class A4, 28 day ARS, FRN 1.934% 6/15/43	$50,000	$49,777
Education Loan Asset-Backed Trust I, Series 2003-2, Class 2A1, 28 day ARS, FRN (b) 1.933% 8/01/43	50,000	46,391
Kentucky Higher Education Student Loan Corp., Series 2015-1, Class A1, 1 mo. USD LIBOR + ..750%, FRN 1.273% 12/01/31	77,237	75,739
KeyCorp Student Loan Trust, Series 2004-A, Class 2A2, 3 mo. USD LIBOR + .300%, FRN 1.034% 10/28/41	13,974	13,921
KnowledgeWorks Foundation, Series 2010-1, Class A, 3 mo. USD LIBOR + .950%, FRN 1.775% 2/25/42	44,225	43,598
National Collegiate Student Loan Trust, Series 2006-3, Class A3, 1 mo. USD LIBOR + ..150%, FRN 0.675% 10/25/27	12,750	12,725
National Collegiate Student Loan Trust, Series 2005-1, Class A4, 1 mo. USD LIBOR + .240%, FRN 0.765% 11/27/28	19,366	19,182
Navient Student Loan Trust, Series 2016-5A, Class A, 1 mo. USD LIBOR + 1.250%, FRN (b) 1.000% 6/25/65	108,627	108,627
Navient Student Loan Trust, Series 2016-1A, Class A, 1 mo. USD LIBOR + .700%, FRN (b) 1.225% 2/25/70	91,879	89,356
Navient Student Loan Trust, Series 2014-1, Class A4, 1 mo. USD LIBOR + .750%, FRN 1.275% 2/25/39	100,000	93,230
Navient Student Loan Trust, Series 2015-3, Class B, 1 mo. USD LIBOR + 1.500%, FRN 2.025% 10/25/58	40,000	32,528
Nelnet Student Loan Trust, Series 2005-2, Class A5, 3 mo. USD LIBOR + .100%, FRN 0.966% 3/23/37	100,000	94,453
Nelnet Student Loan Trust, Series 2013-5A, Class A, 1 mo. USD LIBOR + .630%, FRN (b) 1.155% 1/25/37	57,028	55,465

	Principal Amount	Value
Securitized Asset Backed Receivables LLC, Series 2005-HE1, Class A3C, ABS, FRN, 1 mo. USD LIBOR + ..660%, FRN 1.185% 10/25/35	$12,889	$12,898
SLC Private Student Loan Trust, Series 2006-A, Class C, 3 mo. USD LIBOR + .450%, FRN 1.130% 7/15/36	100,000	89,920
SLM Student Loan Trust, Series 2006-10, Class B, 3 mo. USD LIBOR + .220%, FRN 0.535% 3/25/44	73,646	60,643
SLM Student Loan Trust, Series 2013-6, Class A3, 1 mo. USD LIBOR + .650%, FRN 1.175% 6/25/55	100,000	99,081
SLM Student Loan Trust, Series 2003-5, Class A7, 28 day ARS, FRN 3.007% 6/17/30	50,000	50,000
SLM Student Loan Trust, Series 2003-5, Class A9, 28 day ARS, FRN 3.024% 6/17/30	50,000	50,000
SMB Private Education Loan Trust, Series 2016-A, Class A2A (b) 2.700% 5/15/31	100,000	100,676
SMB Private Education Loan Trust, Series 2015-C, Class A2A (b) 2.750% 7/15/27	100,000	102,849
SoFi Professional Loan Program LLC, Series 2016-B, Class A1, 1 mo. USD LIBOR + 1.200%, FRN (b) 1.725% 6/25/33	94,382	94,381
South Carolina Student Loan Corp., Series 2010-1, Class A3, 3 mo. USD LIBOR + 1.050%, FRN 1.765% 10/27/36	100,000	99,163

		2,462,641

WL Collateral CMO — 0.3%
Connecticut Avenue Securities, Series 2015-C03, Class 1M1, 1 mo. USD LIBOR + 1.500%, FRN 2.025% 7/25/25	76,584	76,740
Countrywide Home Loans, Inc., Series 2004-2, Class 1A1, FRN 2.953% 2/25/34	5,262	5,059
Countrywide Home Loans, Inc., Series 2003-42, Class 1A1, FRN 3.294% 9/25/33	2,053	1,935
Federal National Mortgage Association Connecticut Avenue Securities, Series 2016-C05, Class 2M1, 1 mo. USD LIBOR + 1.350%, FRN 1.875% 1/25/29	69,232	69,505

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Balanced Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Federal National Mortgage Association Connecticut Avenue Securities, Series 2016-C04, Class 1M1, 1 mo. USD LIBOR + 1.450%, FRN 1.975% 1/25/29	$79,252	$79,731
GSR Mortgage Loan Trust, Series 2004-9, Class 2A1, VRN 3.285% 8/25/34	3,182	3,119
IndyMac Index Mortgage Loan Trust, Series 2004-AR4, Class 1A, VRN 2.786% 8/25/34	17,088	15,257
Merrill Lynch Mortgage Investors, Inc., Series 2005-A8, Class A3A2, 1 mo. USD LIBOR + .250%, FRN 0.775% 8/25/36	1,019	1,016
Merrill Lynch Mortgage Investors, Inc., Series 2004-A1, Class IA, VRN 3.032% 2/25/34	2,209	2,183
Merrill Lynch Mortgage Investors, Inc., Series 2003-A4, Class IA, VRN 3.065% 7/25/33	1,344	1,324
Morgan Stanley Mortgage Loan Trust, Series 2004-2AR, Class 1A, FRN 2.875% 2/25/34	71	73
Structured Adjustable Rate Mortgage Loan Trust, Series 2004-2, Class 2A, VRN 3.056% 3/25/34	11,269	11,314
WaMu Mortgage Pass-Through Certificates, Series 2004-AR2, Class A, 12 mo. MTA + 1.400%, FRN 1.907% 4/25/44	23,309	23,280

		290,536

WL Collateral PAC — 0.0%
Structured Asset Securities Corp., Series 2002-11A, Class 2A1, FRN 3.157% 6/25/32	6,604	6,450

TOTAL NON-U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $9,924,414)		9,871,960

SOVEREIGN DEBT OBLIGATIONS — 0.4%
Colombia Government International Bond 6.125% 1/18/41	100,000	120,750
Colombia Government International Bond 7.375% 3/18/19	40,000	45,160
Export-Import Bank of Korea 1.750% 2/27/18	10,000	10,040
Mexico Government International Bond 4.750% 3/08/44	91,000	94,299
Poland Government International Bond 6.375% 7/15/19	50,000	56,250

	Principal Amount	Value
United Mexican States 5.125% 1/15/20	$35,000	$38,903
United Mexican States 6.750% 9/27/34	35,000	46,287

		411,689

TOTAL SOVEREIGN DEBT OBLIGATIONS (Cost $383,893)		411,689

U.S. GOVERNMENT AGENCY OBLIGATIONS AND INSTRUMENTALITIES — 8.5%
Collateralized Mortgage Obligations — 0.8%
Federal Home Loan Mortgage Corp.
Series 4303, Class AP 3.000% 8/15/43	149,973	154,785
Series 4290, Class CA 3.500% 12/15/38	91,388	95,077
Series 2617, Class Z 5.500% 5/15/33	72,156	81,799
Series 2693, Class Z 5.500% 10/15/33	129,493	144,948
Series 3423, Class PB 5.500% 3/15/38	28,072	31,720
Federal National Mortgage Association
Series 2014-7, Class VA 3.500% 5/25/25	55,722	59,698
Series 2014-48, Class AB 4.000% 10/25/40	124,199	130,533
Series 2007-32, Class Z 5.500% 4/25/37	42,597	47,683
Series 2010-60, Class HJ 5.500% 5/25/40	24,738	27,346
Federal National Mortgage Association REMIC Series 2007-B2, Class ZA 5.500% 6/25/37	36,824	40,886
U.S. Department of Veteran Affairs Series 1992-1, Class 2Z 7.750% 5/15/22	29,895	33,269

		847,744

Pass-Through Securities — 7.7%
Federal Home Loan Mortgage Corp.
Pool #Q37467 3.500% 11/01/45	237,619	253,018
Pool #Q37468 3.500% 11/01/45	165,583	176,882
Pool #C03537 4.500% 8/01/40	53,961	59,770
Pool #G06057 4.500% 10/01/40	39,431	43,398
Pool #G60485 4.500% 10/01/41	53,528	58,940

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Balanced Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Pool #G60469 4.500% 1/01/42	$36,009	$39,644
Pool #G60342 4.500% 5/01/42	183,526	201,993
Pool #G60172 4.500% 9/01/43	51,563	57,146
Pool #G05253 5.000% 2/01/39	12,050	13,485
Pool #G11431 6.000% 2/01/18	200	202
Pool #G00729 8.000% 6/01/27	14,745	17,729
Pool #554904 9.000% 3/01/17	11	11
Federal Home Loan Mortgage Corp. TBA Pool #1513 4.000% 10/13/46 (d)	250,000	268,154
Federal National Mortgage Association
Pool #725692 2.642% 10/01/33 1 year CMT + 2.144%, FRN	15,726	16,548
Pool #888586 2.668% 10/01/34 1 year CMT + 2.212%, FRN	25,666	27,066
Pool #BC6007 3.000% 5/01/31	146,310	153,814
Pool #AS1304 3.500% 12/01/28	65,079	68,941
Pool #AV2325 3.500% 12/01/28	32,716	34,657
Pool #AS6187 3.500% 11/01/45	522,130	555,926
Pool #AS6293 3.500% 12/01/45	160,293	170,668
Pool #AS6306 3.500% 12/01/45	172,560	184,188
Pool #AS6475 3.500% 1/01/46	133,495	142,949
Pool #AS6476 3.500% 1/01/46	143,675	153,402
Pool #AS6477 3.500% 1/01/46	162,839	173,430
Pool #AZ7917 4.000% 3/01/41	19,493	21,120
Pool #AL2441 4.000% 9/01/42	121,195	132,159
Pool #AL8422 4.000% 1/01/43	23,334	25,281
Pool #BC5984 4.000% 4/01/46	24,114	25,926
Pool #AB1466 4.500% 9/01/40	24,759	27,288
Pool #AH6787 4.500% 3/01/41	42,923	47,601

	Principal Amount	Value
Pool #AL7566 4.500% 10/01/42	$41,548	$45,817
Pool #AL6997 4.500% 11/01/42	85,739	95,083
Pool #AD6437 5.000% 6/01/40	23,292	26,151
Pool #AD6996 5.000% 7/01/40	170,806	190,889
Pool #AL8173 5.000% 2/01/44	60,570	67,559
Pool #564594 7.000% 1/01/31	7,498	8,848
Pool #253795 7.000% 5/01/31	6,082	7,260
Pool #507061 7.500% 10/01/29	739	890
Pool #531196 7.500% 2/01/30	909	1,101
Pool #527761 7.500% 2/01/30	1,525	1,738
Pool #534420 7.500% 3/01/30	637	771
Pool #253183 7.500% 4/01/30	2,441	2,938
Pool #253265 7.500% 5/01/30	1,510	1,793
Pool #535248 8.000% 4/01/30	153	186
Pool #539460 8.000% 5/01/30	1,184	1,459
Pool #190317 8.000% 8/01/31	1,808	2,209
Federal National Mortgage Association TBA Pool #1866 2.500% 11/17/31 (d)	2,100,000	2,171,121
Pool #1817 3.000% 11/14/46 (d)	534,000	553,900
Pool #18388 4.000% 11/14/46 (d)	425,000	455,862
Pool #21133 4.500% 10/13/46 (d)	175,000	191,652
Government National Mortgage Association Pool #783896 3.500% 5/15/44	211,871	227,505
Pool #351528 7.000% 8/15/23	2,256	2,370
Pool #352049 7.000% 10/15/23	799	907
Pool #588012 7.000% 7/15/32	3,262	3,892
Pool #189371 7.500% 6/15/17	46	46

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Balanced Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Government National Mortgage Association II
Pool #82462 2.000% 1/20/40 1 year CMT + 1.500%, FRN	$22,811	$23,531
Pool #82488 2.000% 3/20/40 1 year CMT + 1.500%, FRN	26,127	26,988
Pool #784026 3.500% 12/20/44	58,052	62,312
Government National Mortgage Association II TBA
Pool #264 2.500% 10/20/46 (d)	375,000	381,445
Pool #1581 3.000% 11/21/46 (d)	1,250,000	1,307,080

		9,014,639

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS AND INSTRUMENTALITIES (Cost $9,783,024)		9,862,383

U.S. TREASURY OBLIGATIONS — 1.3%
U.S. Treasury Bonds & Notes — 1.3%
U.S. Treasury Bond 2.500% 5/15/46	615,000	638,492
U.S. Treasury Bond (e) (f) 3.500% 2/15/39	625,000	775,781
U.S. Treasury Note 1.625% 5/15/26	130,000	130,298

		1,544,571

TOTAL U.S. TREASURY OBLIGATIONS (Cost $1,536,137)		1,544,571

TOTAL BONDS & NOTES (Cost $35,895,996)		36,670,611

	Number of Shares

MUTUAL FUNDS — 9.0%
Diversified Financial — 9.0%
iShares China Large-Cap ETF	2,800	106,428
iShares MSCI Australia Index Fund	7,000	146,300
iShares MSCI EAFE Index Fund	58,430	3,454,966
iShares MSCI France Index Fund	8,500	205,360
iShares MSCI Germany Index Fund	7,200	189,144
iShares MSCI Italy Capped Index Fund	5,800	63,916
iShares MSCI Japan Index Fund	41,200	516,648

	Number of Shares	Value
iShares MSCI Singapore ETF	2,300	$24,978
iShares MSCI South Korea Capped Index Fund	1,800	104,634
iShares MSCI Spain Index Fund	3,400	91,188
iShares MSCI Sweden Index Fund	2,100	61,047
iShares MSCI Switzerland Capped Index Fund	6,400	195,520
iShares MSCI Turkey Investable Market Index Fund	1,700	64,362
iShares MSCI United Kingdom ETF	21,000	332,640
Vanguard FTSE Developed Markets ETF	74,840	2,799,764
Vanguard MSCI Emerging Markets ETF	55,800	2,099,754

		10,456,649

TOTAL MUTUAL FUNDS (Cost $10,650,274)		10,456,649

RIGHTS — 0.0%
Consumer, Cyclical — 0.0%
Auto Manufacturers — 0.0%
Safeway Casa Ley Contingent Value (a) (g)	3,821	3,859
Safeway PDC LLC Contingent Value (a) (g)	3,821	191

		4,050

TOTAL RIGHTS (Cost $4,050)		4,050

TOTAL LONG-TERM INVESTMENTS (Cost $112,248,555)		116,172,389

	Principal Amount

SHORT-TERM INVESTMENTS — 4.7%
Commercial Paper — 4.7%
American Electric Power Co., Inc. (b) 0.900% 10/11/16	$647,000	646,849
Dollar General Corp. (b) 0.600% 10/03/16	541,000	540,964
DTE Capital Corp. (b) 0.650% 10/03/16	365,000	364,978
Fortive Corp. (b) 0.770% 10/19/16	705,000	704,705
Monsanto Co. (d) 1.050% 11/21/16	425,000	424,467
ONEOK Partners LP (b) 1.100% 10/17/16	692,000	691,743
Sempra Energy Holdings (b) 0.700% 10/06/16	377,000	376,954

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Balanced Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Sempra Energy Holdings (b) 0.900% 10/04/16	$500,000	$499,960
Thomson Reuters Corp. (b) 1.050% 10/17/16	486,000	485,842
TransCanada American (b) 1.016% 11/21/16	280,000	279,649
Volvo Group Treasury NA (b) 0.820% 10/12/16	500,000	499,873

		5,515,984

Repurchase Agreement — 0.0%
State Street Bank & Trust Co. Repurchase Agreement, dated 9/30/16, 0.010%, due 10/03/16 (h)	4,470	4,470

Time Deposit — 0.0%
Euro Time Deposit 0.010% 10/03/16	2,457	2,457

TOTAL SHORT-TERM INVESTMENTS (Cost $5,522,669)		5,522,911

TOTAL INVESTMENTS — 104.3% (Cost $117,771,224) (i)		121,695,300

Other Assets/(Liabilities) — (4.3)%		(4,965,108)

NET ASSETS — 100.0%		$116,730,192

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

ABS	Asset-Backed Security
ARS	Auction Rate Security
BAB	Build America Bonds
CLO	Collateralized Loan Obligation
CMO	Collateralized Mortgage Obligation
CMT	Constant Maturity Treasury Index
ETF	Exchange-Traded Fund
FRN	Floating Rate Note
MBS	Mortgage-Backed Security
MTA	Monthly Treasury Average Index
PAC	Planned Amortization Class
STEP	Step Up Bond
TBA	To Be Announced
VRN	Variable Rate Note
WL	Whole Loan
(a)	Non-income producing security.
(b)	Securities exempt from registration under rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2016, these securities amounted to a value of $14,271,708 or 12.23% of net assets.
(c)	Restricted security. Certain securities are restricted as to resale. At September 30, 2016, these securities amounted to a value of $70,643 or 0.06% of net assets. The Fund generally bears the costs, if any, associated with the disposition of restricted securities.
(d)	A portion of this security is purchased on a when-issued, delayed-delivery or forward commitment basis. (Note 2).
(e)	A portion of this security is held as collateral for open futures contracts. (Note 2).
(f)	All or a portion of this security is held as collateral for open swap agreements. (Note 2).
(g)	This security is fair valued in good faith in accordance with procedures approved by the Board of Trustees. At September 30, 2016, these securities amounted to a value of $4,050 or 0.00% of net assets.
(h)	Maturity value of $4,470. Collateralized by U.S. Government Agency obligations with a rate of 3.125%, maturity date of 5/15/19, and an aggregate market value, including accrued interest, of $5,358.
(i)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Value Fund – Portfolio of Investments

September 30, 2016

	Number of Shares	Value
EQUITIES — 97.7%

COMMON STOCK — 97.7%
Basic Materials — 2.4%
Chemicals — 1.4%
Eastman Chemical Co.	13,170	$891,347

Mining — 1.0%
Goldcorp, Inc.	38,900	642,628

		1,533,975

Communications — 7.1%
Advertising — 1.2%
Nielsen Holdings PLC	14,790	792,300

Internet — 1.1%
Alphabet, Inc. Class A (a)	880	707,573

Media — 3.3%
CBS Corp. Class B	6,110	334,461
Comcast Corp. Class A	16,510	1,095,274
DISH Network Corp. Class A (a)	7,950	435,501
The Walt Disney Co.	3,170	294,366

		2,159,602

Telecommunications — 1.5%
T-Mobile US, Inc. (a)	20,400	953,088

		4,612,563

Consumer, Cyclical — 7.2%
Airlines — 0.8%
Delta Air Lines, Inc.	13,769	541,948

Home Builders — 0.2%
Lennar Corp. Class A	2,270	96,112

Home Furnishing — 1.0%
Whirlpool Corp.	4,000	648,640

Leisure Time — 0.6%
Carnival Corp.	8,330	406,670

Retail — 4.6%
Wal-Mart Stores, Inc.	24,870	1,793,625
Walgreens Boots Alliance, Inc.	14,970	1,206,881

		3,000,506

		4,693,876

Consumer, Non-cyclical — 18.3%
Beverages — 0.9%
The Coca-Cola Co.	14,070	595,442

Biotechnology — 2.3%
Amgen, Inc.	5,344	891,433
Gilead Sciences, Inc.	7,120	563,334

		1,454,767

Cosmetics & Personal Care — 2.3%
The Procter & Gamble Co.	16,930	1,519,468

	Number of Shares	Value
Health Care – Products — 2.0%
Zimmer Biomet Holdings, Inc.	10,140	$1,318,403

Health Care – Services — 3.8%
Thermo Fisher Scientific, Inc.	4,920	782,575
UnitedHealth Group, Inc.	12,050	1,687,000

		2,469,575

Pharmaceuticals — 7.0%
Cardinal Health, Inc.	9,200	714,840
Eli Lilly & Co.	10,790	866,006
Pfizer, Inc.	50,390	1,706,709
Teva Pharmaceutical Industries Ltd. Sponsored ADR (Israel)	27,120	1,247,791

		4,535,346

		11,893,001

Energy — 11.3%
Oil & Gas — 9.0%
Apache Corp.	13,173	841,359
Chevron Corp.	7,116	732,379
Concho Resources, Inc. (a)	5,489	753,914
ConocoPhillips	12,191	529,943
Hess Corp.	12,900	691,698
Newfield Exploration Co. (a)	8,472	368,193
Phillips 66	5,900	475,245
Suncor Energy, Inc.	52,360	1,454,561

		5,847,292

Oil & Gas Services — 1.0%
Schlumberger Ltd.	8,211	645,713

Pipelines — 1.3%
Enbridge, Inc.	18,976	839,308

		7,332,313

Financial — 22.4%
Banks — 4.3%
Bank of America Corp.	177,660	2,780,379

Diversified Financial — 10.5%
Ally Financial, Inc.	115,900	2,256,573
Citigroup, Inc.	8,270	390,592
JP Morgan Chase & Co.	39,190	2,609,662
Nasdaq, Inc.	10,050	678,777
Synchrony Financial	31,600	884,800

		6,820,404

Insurance — 5.7%
American International Group, Inc.	35,220	2,089,955
Aon PLC	8,568	963,814
MetLife, Inc.	14,570	647,345

		3,701,114

Real Estate Investment Trusts (REITS) — 1.9%
Crown Castle International Corp.	3,290	309,951
Digital Realty Trust, Inc.	3,320	322,439

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Value Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
HCP, Inc.	16,940	$642,873

		1,275,263

		14,577,160

Industrial — 14.2%
Aerospace & Defense — 1.2%
Lockheed Martin Corp.	3,364	806,418

Electronics — 3.3%
Johnson Controls International PLC	29,363	1,366,260
TE Connectivity Ltd.	12,533	806,875

		2,173,135

Environmental Controls — 0.6%
Waste Management, Inc.	5,653	360,435

Machinery – Construction & Mining — 0.8%
Caterpillar, Inc.	5,504	488,590

Manufacturing — 5.9%
Danaher Corp.	10,315	808,593
Eaton Corp. PLC	22,640	1,487,675
Parker Hannifin Corp.	6,704	841,553
Pentair PLC	10,710	688,010

		3,825,831

Packaging & Containers — 0.6%
WestRock Co.	8,680	420,806

Transportation — 1.8%
FedEx Corp.	2,740	478,623
XPO Logistics, Inc. (a) (b)	18,510	678,762

		1,157,385

		9,232,600

Technology — 11.6%
Computers — 4.2%
Apple, Inc.	9,974	1,127,561
Synopsys, Inc. (a)	14,869	882,475
Western Digital Corp.	12,784	747,481

		2,757,517

Semiconductors — 4.7%
Broadcom Ltd.	8,776	1,514,035
Micron Technology, Inc. (a)	10,975	195,135
NXP Semiconductor NV (a)	6,170	629,402
Texas Instruments, Inc.	10,470	734,785

		3,073,357

Software — 2.7%
First Data Corp. Class A (a)	50,160	660,105
Leidos Holdings, Inc.	2,421	104,781
Microsoft Corp.	16,778	966,413

		1,731,299

		7,562,173

	Number of Shares	Value
Utilities — 3.2%
Electric — 3.2%
Edison International	25,573	$1,847,649
NextEra Energy, Inc.	1,597	195,345

		2,042,994

TOTAL COMMON STOCK (Cost $57,015,217)		63,480,655

TOTAL EQUITIES (Cost $57,015,217)		63,480,655

MUTUAL FUNDS — 1.1%
Diversified Financial — 1.1%
State Street Navigator Securities Lending Prime Portfolio (c)	687,150	687,150

TOTAL MUTUAL FUNDS (Cost $687,150)		687,150

TOTAL LONG-TERM INVESTMENTS (Cost $57,702,367)		64,167,805

	Principal Amount

SHORT-TERM INVESTMENTS — 2.3%
Repurchase Agreement — 2.3%
State Street Bank & Trust Co. Repurchase Agreement, dated 9/30/16, 0.010%, due 10/03/16 (d)	$1,474,363	1,474,363

TOTAL SHORT-TERM INVESTMENTS (Cost $1,474,363)		1,474,363

TOTAL INVESTMENTS — 101.1% (Cost $59,176,730) (e)		65,642,168

Other Assets/(Liabilities) — (1.1)%		(689,046)

NET ASSETS — 100.0%		$64,953,122

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

ADR	American Depositary Receipt
(a)	Non-income producing security.
(b)	Denotes all or a portion of security on loan. The total value of securities on loan as of September 30, 2016, was $671,941 or 1.03% of net assets. Total securities on loan may not correspond with the amounts identified in the Portfolio of Investments because pending sales may be in the process of recall from the brokers. (Note 2).
(c)	Represents investment of security lending collateral. (Note 2).

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Value Fund – Portfolio of Investments (Continued)

Notes to Portfolio of Investments (Continued)

(d)	Maturity value of $1,474,364. Collateralized by U.S. Government Agency obligations with a rate of 3.125%, maturity date of 5/15/21, and an aggregate market value, including accrued interest, of $1,504,487.
(e)	See Note 6 for aggregate cost for federal tax purposes.

Country weightings, as a percentage of net assets, is as follows:

United States	78.1%
Ireland	5.5%
Canada	4.5%
United Kingdom	2.7%
Singapore	2.3%
Netherlands	2.0%
Israel	1.9%
Switzerland	1.2%
Panama	0.6%

Total Long-Term Investments	98.8%
Short-Term Investments and Other Assets and Liabilities	1.2%

Net Assets	100.0%

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Disciplined Value Fund – Portfolio of Investments

September 30, 2016

	Number of Shares	Value
EQUITIES — 99.7%

COMMON STOCK — 99.7%
Basic Materials — 3.0%
Chemicals — 1.8%
Cabot Corp.	10,500	$550,305
Celanese Corp. Series A	5,300	352,768
The Dow Chemical Co.	22,910	1,187,425
Eastman Chemical Co.	2,800	189,504
FMC Corp.	3,600	174,024
Huntsman Corp.	14,600	237,542
LyondellBasell Industries NV Class A	5,700	459,762
The Mosaic Co.	11,600	283,736
Westlake Chemical Corp.	4,460	238,610

		3,673,676

Forest Products & Paper — 0.4%
Domtar Corp.	8,700	323,031
International Paper Co.	8,900	427,022

		750,053

Iron & Steel — 0.7%
Nucor Corp.	5,600	276,920
Reliance Steel & Aluminum Co.	4,500	324,135
Steel Dynamics, Inc.	19,100	477,309
United States Steel Corp.	14,590	275,167

		1,353,531

Mining — 0.1%
Freeport-McMoRan, Inc.	31	337
Newmont Mining Corp.	6,500	255,385

		255,722

		6,032,982

Communications — 7.1%
Internet — 0.2%
FireEye, Inc. (a)	1,400	20,622
Symantec Corp.	19,900	499,490

		520,112

Media — 0.9%
Comcast Corp. Class A	900	59,706
Discovery Communications, Inc. Series A (a)	12,400	333,808
Discovery Communications, Inc. Series C (a)	10,900	286,779
DISH Network Corp. Class A (a)	2,700	147,906
Graham Holdings Co. Class B	6	2,888
John Wiley & Sons, Inc. Class A	1,400	72,254
News Corp. Class A	2,300	32,154
TEGNA, Inc.	11,255	246,034
Time Warner, Inc.	2,190	174,346
Twenty-First Century Fox, Inc. Class A	6,500	157,430

	Number of Shares	Value
Viacom, Inc. Class B	7,800	$297,180

		1,810,485

Telecommunications — 6.0%
ARRIS International PLC (a)	12,400	351,292
AT&T, Inc.	81,014	3,289,979
CenturyLink, Inc.	14,107	386,955
Cisco Systems, Inc.	98,200	3,114,904
Corning, Inc.	25,300	598,345
EchoStar Corp. Class A (a)	8,500	372,555
Frontier Communications Corp.	108,089	449,650
Juniper Networks, Inc.	1,400	33,684
Level 3 Communications, Inc. (a)	3,300	153,054
Motorola Solutions, Inc.	5,800	442,424
Sprint Corp. (a)	51,000	338,130
T-Mobile US, Inc. (a)	1,650	77,088
Telephone & Data Systems, Inc.	22,918	622,911
United States Cellular Corp. (a)	11,900	432,446
Verizon Communications, Inc.	31,200	1,621,776

		12,285,193

		14,615,790

Consumer, Cyclical — 8.9%
Airlines — 1.5%
Alaska Air Group, Inc.	4,600	302,956
American Airlines Group, Inc.	17,100	626,031
Copa Holdings SA Class A	9,000	791,370
Delta Air Lines, Inc.	5,800	228,288
JetBlue Airways Corp. (a)	32,600	562,024
Spirit Airlines, Inc. (a)	13,100	557,143

		3,067,812

Auto Manufacturers — 1.3%
Ford Motor Co.	97,200	1,173,204
General Motors Co.	38,000	1,207,260
PACCAR, Inc.	6,400	376,192

		2,756,656

Automotive & Parts — 0.7%
Allison Transmission Holdings, Inc.	6,500	186,420
The Goodyear Tire & Rubber Co.	11,900	384,370
Lear Corp.	7,270	881,269

		1,452,059

Distribution & Wholesale — 0.3%
Genuine Parts Co.	200	20,090
Ingram Micro, Inc. Class A	12,800	456,448
WESCO International, Inc. (a)	1,200	73,788

		550,326

Entertainment — 0.2%
International Game Technology PLC	17,100	416,898
Regal Entertainment Group Class A	1,200	26,100

		442,998

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Disciplined Value Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Home Builders — 0.0%
D.R. Horton, Inc.	600	$18,120
Lennar Corp.	100	3,357

		21,477

Home Furnishing — 0.2%
Whirlpool Corp.	2,850	462,156

Leisure Time — 0.0%
Brunswick Corp.	500	24,390

Lodging — 0.1%
Hyatt Hotels Corp. Class A (a)	100	4,922
Marriott International, Inc. Class A	3,360	226,229

		231,151

Retail — 4.6%
Best Buy Co., Inc.	19,100	729,238
Burlington Stores, Inc. (a)	1,300	105,326
CVS Health Corp.	2,580	229,594
Darden Restaurants, Inc.	1,100	67,452
Dillard’s, Inc. Class A	8,120	511,641
Foot Locker, Inc.	3,400	230,248
GameStop Corp. Class A	5,500	151,745
The Gap, Inc.	31,000	689,440
The Home Depot, Inc.	3,380	434,939
JC Penney Co., Inc. (a)	52,900	487,738
Kohl’s Corp.	13,500	590,625
Macy’s, Inc.	7,744	286,915
Nu Skin Enterprises, Inc. Class A	12,200	790,316
PVH Corp.	4,800	530,400
Staples, Inc.	28,400	242,820
Target Corp.	7,200	494,496
Urban Outfitters, Inc. (a)	9,100	314,132
Wal-Mart Stores, Inc.	29,500	2,127,540
Walgreens Boots Alliance, Inc.	1,900	153,178
The Wendy’s Co.	1,300	14,040
World Fuel Services Corp.	3,500	161,910

		9,343,733

		18,352,758

Consumer, Non-cyclical — 16.5%
Agriculture — 0.6%
Archer-Daniels-Midland Co.	10,400	438,568
Bunge Ltd.	600	35,538
Philip Morris International, Inc.	7,120	692,206
Reynolds American, Inc.	1,500	70,725

		1,237,037

Beverages — 0.3%
The Coca-Cola Co.	7,900	334,328
Molson Coors Brewing Co. Class B	260	28,548
PepsiCo, Inc.	2,910	316,521

		679,397

	Number of Shares	Value
Commercial Services — 0.8%
Hertz Global Holdings, Inc. (a)	9,800	$393,568
Manpower, Inc.	6,700	484,142
Paychex, Inc.	300	17,361
Quanta Services, Inc. (a)	2,100	58,779
RR Donnelley & Sons Co.	9,400	147,768
United Rentals, Inc. (a)	6,200	486,638

		1,588,256

Cosmetics & Personal Care — 1.6%
Colgate-Palmolive Co.	4,100	303,974
Edgewell Personal Care Co. (a)	6,280	499,386
The Procter & Gamble Co.	28,510	2,558,772

		3,362,132

Foods — 1.9%
ConAgra Foods, Inc.	1,300	61,243
Ingredion, Inc.	2,970	395,188
The J.M. Smucker Co.	2,630	356,470
The Kraft Heinz Co.	8,100	725,031
Mondelez International, Inc. Class A	20,450	897,755
Pilgrim’s Pride Corp.	200	4,224
Pinnacle Foods, Inc.	1,900	95,323
Post Holdings, Inc. (a)	9,800	756,266
Tyson Foods, Inc. Class A	6,600	492,822

		3,784,322

Health Care – Products — 4.2%
Alere, Inc. (a)	1,300	56,212
Baxter International, Inc.	18,000	856,800
Johnson & Johnson	47,160	5,571,011
Medtronic PLC	21,669	1,872,202
Teleflex, Inc.	1,740	292,407
Zimmer Biomet Holdings, Inc.	120	15,602

		8,664,234

Health Care – Services — 1.2%
Aetna, Inc.	4,631	534,649
Anthem, Inc.	4,230	530,061
Cigna Corp.	80	10,426
DaVita, Inc. (a)	2,500	165,175
DENTSPLY SIRONA, Inc.	2,200	130,746
HCA Holdings, Inc. (a)	5,900	446,217
LifePoint Health, Inc. (a)	300	17,769
Quest Diagnostics, Inc.	700	59,241
Thermo Fisher Scientific, Inc.	1,620	257,677
UnitedHealth Group, Inc.	2,370	331,800
WellCare Health Plans, Inc. (a)	390	45,665

		2,529,426

Household Products — 0.2%
Avery Dennison Corp.	2,300	178,917
The Clorox Co.	960	120,173
Kimberly-Clark Corp.	270	34,058

		333,148

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Disciplined Value Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Pharmaceuticals — 5.7%
Abbott Laboratories	15,700	$663,953
Allergan PLC (a)	830	191,157
Cardinal Health, Inc.	2,700	209,790
Endo International PLC (a)	38,400	773,760
Express Scripts Holding Co. (a)	10,800	761,724
Mallinckrodt PLC (a)	9,060	632,207
Mead Johnson Nutrition Co.	2,900	229,129
Merck & Co., Inc.	59,428	3,708,902
Mylan NV (a)	23,200	884,384
Pfizer, Inc.	100,313	3,397,601
Quintiles Transnational Holdings, Inc. (a)	2,500	202,650
United Therapeutics Corp. (a)	550	64,944
VWR Corp. (a)	1,800	51,048

		11,771,249

		33,949,201

Energy — 10.9%
Energy – Alternate Sources — 0.1%
First Solar, Inc. (a)	5,400	213,246

Oil & Gas — 8.8%
Apache Corp.	1,328	84,819
Chevron Corp.	29,175	3,002,691
ConocoPhillips	2,848	123,803
Devon Energy Corp.	6,450	284,509
Diamond Offshore Drilling, Inc.	5,800	102,138
Ensco PLC Class A	53,600	455,600
EQT Corp.	500	36,310
Exxon Mobil Corp.	86,190	7,522,663
Helmerich & Payne, Inc.	7,700	518,210
Hess Corp.	6,800	364,616
Marathon Oil Corp.	22,800	360,468
Marathon Petroleum Corp.	18,240	740,362
Murphy Oil Corp.	6,100	185,440
Murphy USA, Inc. (a)	8,200	585,152
Nabors Industries Ltd.	23,400	284,544
Noble Corp. PLC	8,500	53,890
Noble Energy, Inc.	80	2,859
Occidental Petroleum Corp.	6,230	454,292
PBF Energy, Inc. Class A	26,800	606,752
QEP Resources, Inc.	27,700	540,981
Rowan Cos. PLC Class A	29,200	442,672
Tesoro Corp.	2,650	210,834
Valero Energy Corp.	16,064	851,392
Whiting Petroleum Corp. (a)	33,700	294,538
WPX Energy, Inc. (a)	66	871

		18,110,406

Oil & Gas Services — 1.9%
Baker Hughes, Inc.	2,603	131,373
Frank’s International NV	21,400	278,200
Halliburton Co.	10,100	453,288

	Number of Shares	Value
HollyFrontier Corp.	23,400	$573,300
National Oilwell Varco, Inc.	7,400	271,876
Oceaneering International, Inc.	10,000	275,100
Schlumberger Ltd.	6,740	530,034
Superior Energy Services, Inc.	27,300	488,670
Targa Resources Corp.	900	44,199
Transocean Ltd.	69,100	736,606

		3,782,646

Pipelines — 0.1%
National Fuel Gas Co.	1,150	62,180
Spectra Energy Corp.	3,000	128,250

		190,430

		22,296,728

Financial — 28.0%
Banks — 8.0%
Associated Banc-Corp.	7,350	143,986
Bank of America Corp.	208,373	3,261,037
Bank of Hawaii Corp.	820	59,548
The Bank of New York Mellon Corp.	8,350	332,998
BB&T Corp.	16,119	608,009
Capital One Financial Corp.	9,350	671,610
Citizens Financial Group, Inc.	23,700	585,627
Commerce Bancshares, Inc.	4,111	202,508
East West Bancorp, Inc.	1,500	55,065
Fifth Third Bancorp	25,760	527,050
First Horizon National Corp.	6,616	100,762
First Republic Bank	2,600	200,486
Huntington Bancshares, Inc.	7,871	77,608
KeyCorp	34,596	421,033
M&T Bank Corp.	5	581
PacWest Bancorp	3,800	163,058
The PNC Financial Services Group, Inc.	11,636	1,048,287
Popular, Inc.	15,100	577,122
Regions Financial Corp.	56,860	561,208
State Street Corp.	9,800	682,374
SunTrust Banks, Inc.	13,300	582,540
SVB Financial Group (a)	70	7,738
Synovus Financial Corp.	6,571	213,755
TCF Financial Corp.	37,600	545,576
U.S. Bancorp	25,990	1,114,711
Wells Fargo & Co.	72,510	3,210,743
Zions Bancorp	13,050	404,811

		16,359,831

Commercial Services — 0.1%
CoreLogic, Inc. (a)	5,600	219,632

Diversified Financial — 7.8%
Air Lease Corp.	8,600	245,788
Ally Financial, Inc.	14,300	278,421
American Express Co.	17,400	1,114,296
Ameriprise Financial, Inc.	60	5,986

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Disciplined Value Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
CIT Group, Inc.	1,900	$68,970
Citigroup, Inc.	65,371	3,087,472
CME Group, Inc.	2,660	278,023
Discover Financial Services	5,500	311,025
E*TRADE Financial Corp. (a)	10,500	305,760
FNF Group	2,557	94,379
Franklin Resources, Inc.	9,800	348,586
The Goldman Sachs Group, Inc.	9,780	1,577,221
Intercontinental Exchange, Inc.	7	1,886
JP Morgan Chase & Co.	71,727	4,776,301
MasterCard, Inc. Class A	3,600	366,372
Morgan Stanley	37,100	1,189,426
Nasdaq, Inc.	3,000	202,620
Navient Corp.	71,700	1,037,499
Raymond James Financial, Inc.	1,900	110,599
Santander Consumer USA Holdings, Inc. (a)	36,000	437,760
SLM Corp. (a)	8,000	59,760
Synchrony Financial	7,200	201,600

		16,099,750

Diversified Financial Services — 0.1%
Voya Financial, Inc.	4,200	121,044

Insurance — 6.8%
Aflac, Inc.	9,200	661,204
Alleghany Corp. (a)	85	44,627
Allied World Assurance Co Holdings AG	11,960	483,423
The Allstate Corp.	5,000	345,900
American Financial Group, Inc.	1,300	97,500
American International Group, Inc.	21,702	1,287,797
American National Insurance Co.	390	47,564
AmTrust Financial Services, Inc.	18,000	482,940
Arch Capital Group Ltd. (a)	4,100	324,966
Aspen Insurance Holdings Ltd.	600	27,954
Assurant, Inc.	190	17,528
Assured Guaranty Ltd.	31,400	871,350
Axis Capital Holdings Ltd.	2,600	141,258
Berkshire Hathaway, Inc. Class B (a)	22,150	3,200,010
Chubb Ltd.	3,481	437,388
Cincinnati Financial Corp.	2,820	212,684
Endurance Specialty Holdings Ltd.	1,600	104,720
Everest Re Group Ltd.	1,560	296,353
First American Financial Corp.	3,400	133,552
The Hanover Insurance Group, Inc.	300	22,626
The Hartford Financial Services Group, Inc.	90	3,854
Lincoln National Corp.	6,298	295,880
Loews Corp.	2,820	116,043
Markel Corp. (a)	5	4,644
Marsh & McLennan Cos., Inc.	300	20,175
Mercury General Corp.	90	4,937
MetLife, Inc.	11,940	530,494

	Number of Shares	Value
Old Republic International Corp.	11,700	$206,154
Principal Financial Group, Inc.	7,000	360,570
ProAssurance Corp.	1,900	99,712
The Progressive Corp.	800	25,200
Prudential Financial, Inc.	7,500	612,375
Reinsurance Group of America, Inc.	4,590	495,445
RenaissanceRe Holdings Ltd.	440	52,870
Torchmark Corp.	890	56,862
The Travelers Cos., Inc.	5,799	664,275
Unum Group	18,900	667,359
Validus Holdings Ltd.	1,300	64,766
W.R. Berkley Corp.	900	51,984
White Mountains Insurance Group Ltd.	33	27,390
XL Group Ltd.	9,550	321,167

		13,923,500

Real Estate — 0.0%
WP Carey, Inc.	100	6,453

Real Estate Investment Trusts (REITS) — 5.2%
Alexandria Real Estate Equities, Inc.	1,600	174,032
American Campus Communities, Inc.	100	5,087
American Capital Agency Corp.	25,300	494,362
Annaly Capital Management, Inc.	26,460	277,830
Apartment Investment & Management Co. Class A	5,700	261,687
Apple Hospitality REIT, Inc.	2,600	48,126
AvalonBay Communities, Inc.	1,464	260,358
Boston Properties, Inc.	1,050	143,104
Brandywine Realty Trust	2,000	31,240
Camden Property Trust	7,800	653,172
Care Capital Properties, Inc.	1,200	34,200
Chimera Investment Corp.	32,420	517,099
Communications Sales & Leasing, Inc. (a)	72	2,262
Corporate Office Properties Trust	2,700	76,545
Corrections Corporation of America	32,205	446,683
DCT Industrial Trust, Inc.	1,300	63,115
Duke Realty Corp.	9,600	262,368
EPR Properties	3,400	267,716
Equity Commonwealth (a)	2,167	65,487
Equity Residential	7,600	488,908
Essex Property Trust, Inc.	523	116,472
HCP, Inc.	7,800	296,010
Highwoods Properties, Inc.	3,400	177,208
Hospitality Properties Trust	4,540	134,929
Host Hotels & Resorts, Inc.	13,503	210,242
Kilroy Realty Corp.	3,100	214,985
Kimco Realty Corp.	6,100	176,595
Liberty Property Trust	1,770	71,419
The Macerich Co.	3,982	322,024
MFA Financial, Inc.	101,300	757,724
Mid-America Apartment Communities, Inc.	100	9,399

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Disciplined Value Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
National Retail Properties, Inc.	300	$15,255
Omega Healthcare Investors, Inc.	4,700	166,615
Piedmont Office Realty Trust, Inc. Class A	22,100	481,117
Post Properties, Inc.	300	19,839
Prologis, Inc.	8,985	481,057
Rayonier, Inc.	5,400	143,316
Realty Income Corp.	2,700	180,711
Retail Properties of America, Inc. Class A	4,200	70,560
Senior Housing Properties Trust	400	9,084
Spirit Realty Capital, Inc.	16,100	214,613
Starwood Property Trust, Inc.	6,400	144,128
Tanger Factory Outlet Centers, Inc.	6,500	253,240
Two Harbors Investment Corp.	66,300	565,539
Ventas, Inc.	3,300	233,079
Vornado Realty Trust	138	13,967
Weingarten Realty Investors	4,400	171,512
Welltower, Inc.	7,100	530,867

		10,754,887

Savings & Loans — 0.0%
New York Community Bancorp, Inc.	90	1,281
People’s United Financial, Inc.	4,200	66,444

		67,725

		57,552,822

Industrial — 10.9%
Aerospace & Defense — 1.5%
General Dynamics Corp.	1,170	181,537
Harris Corp.	2,638	241,667
L-3 Communications Holdings, Inc.	2,150	324,069
Northrop Grumman Corp.	810	173,300
Raytheon Co.	1,400	190,582
Spirit AeroSystems Holdings, Inc. Class A (a)	11,700	521,118
United Technologies Corp.	13,470	1,368,552

		3,000,825

Airlines — 0.3%
United Continental Holdings, Inc. (a)	13,900	729,333

Building Materials — 0.6%
Lennox International, Inc.	600	94,218
Martin Marietta Materials, Inc.	30	5,373
Masco Corp.	10,500	360,255
Owens Corning, Inc.	9,800	523,222
USG Corp. (a)	6,500	168,025

		1,151,093

Electrical Components & Equipment — 0.5%
Emerson Electric Co.	4,400	239,844
Energizer Holdings, Inc.	16,400	819,344

		1,059,188

	Number of Shares	Value
Electronics — 0.8%
Agilent Technologies, Inc.	5,000	$235,450
Arrow Electronics, Inc. (a)	3,800	243,086
Avnet, Inc.	3,600	147,816
Dolby Laboratories, Inc. Class A	6,200	336,598
Fortive Corp.	1,400	71,260
Garmin Ltd.	6,900	331,959
Gentex Corp.	3,100	54,436
Jabil Circuit, Inc.	2,400	52,368
Johnson Controls International PLC	3,629	168,857
PerkinElmer, Inc.	510	28,616
Trimble Navigation Ltd. (a)	500	14,280

		1,684,726

Engineering & Construction — 0.9%
AECOM (a)	16,511	490,872
Chicago Bridge & Iron Co. NV	5,800	162,574
Fluor Corp.	6,200	318,184
Jacobs Engineering Group, Inc. (a)	11,800	610,296
KBR, Inc.	15,400	233,002

		1,814,928

Environmental Controls — 0.1%
Republic Services, Inc.	3,290	165,981
Waste Management, Inc.	2,340	149,198

		315,179

Hand & Machine Tools — 0.1%
Lincoln Electric Holdings, Inc.	600	37,572
Stanley Black & Decker, Inc.	1,635	201,072

		238,644

Machinery – Construction & Mining — 0.7%
Caterpillar, Inc.	10,800	958,716
Ingersoll-Rand PLC	700	47,558
Terex Corp.	13,800	350,658

		1,356,932

Machinery – Diversified — 0.9%
AGCO Corp.	9,270	457,196
Cummins, Inc.	5,850	749,678
Deere & Co.	6,100	520,635
IDEX Corp.	100	9,357
Roper Technologies, Inc.	160	29,195
Xylem, Inc.	1,700	89,165

		1,855,226

Manufacturing — 3.5%
Carlisle Cos., Inc.	1,000	102,570
Colfax Corp. (a)	400	12,572
Crane Co.	20	1,260
Danaher Corp.	2,400	188,136
Dover Corp.	1,000	73,640
Eaton Corp. PLC	9,972	655,260
General Electric Co.	175,590	5,200,976
Parker Hannifin Corp.	3,430	430,568

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Disciplined Value Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Pentair PLC	319	$20,493
Trinity Industries, Inc.	20,400	493,272

		7,178,747

Metal Fabricate & Hardware — 0.3%
The Timken Co.	14,900	523,586
Valmont Industries, Inc.	780	104,965

		628,551

Packaging & Containers — 0.1%
Bemis Co., Inc.	2,160	110,182
Graphic Packaging Holding Co.	1,400	19,586
WestRock Co.	40	1,939

		131,707

Shipbuilding — 0.2%
Huntington Ingalls Industries, Inc.	2,980	457,192

Transportation — 0.4%
CSX Corp.	4,900	149,450
Expeditors International of Washington, Inc.	3,400	175,168
FedEx Corp.	220	38,430
Ryder System, Inc.	390	25,720
Union Pacific Corp.	4,600	448,638

		837,406

		22,439,677

Technology — 9.2%
Computers — 2.8%
Amdocs Ltd.	3,000	173,550
Apple, Inc.	7,460	843,353
Brocade Communications Systems, Inc.	61,800	570,414
Computer Sciences Corp.	70	3,655
Hewlett Packard Enterprise Co.	43,100	980,525
HP, Inc.	43,900	681,767
International Business Machines Corp.	4,950	786,307
Lexmark International, Inc. Class A	14,400	575,424
NetApp, Inc.	17,200	616,104
Synopsys, Inc. (a)	6,500	385,775
Western Digital Corp.	3,636	212,597

		5,829,471

Office Equipment/Supplies — 0.3%
Xerox Corp.	54,156	548,600

Semiconductors — 3.8%
Analog Devices, Inc.	4,600	296,470
Applied Materials, Inc.	14,300	431,145
Broadcom Ltd.	327	56,414
Cree, Inc. (a)	7,900	203,188
Intel Corp.	76,000	2,869,000
Lam Research Corp.	7,452	705,779
Linear Technology Corp.	2,200	130,438
Micron Technology, Inc. (a)	16,600	295,148

	Number of Shares	Value
NVIDIA Corp.	600	$41,112
QUALCOMM, Inc.	30,400	2,082,400
Teradyne, Inc.	6,400	138,112
Xilinx, Inc.	9,000	489,060

		7,738,266

Software — 2.3%
Allscripts Healthcare Solutions, Inc. (a)	21,300	280,521
ANSYS, Inc. (a)	1,400	129,654
CA, Inc.	19,090	631,498
The Dun & Bradstreet Corp.	2,610	356,578
Fidelity National Information Services, Inc.	1,400	107,842
Leidos Holdings, Inc.	12,950	560,476
Nuance Communications, Inc. (a)	19,500	282,750
Oracle Corp.	49,700	1,952,216
VMware, Inc. Class A (a)	4,900	359,415

		4,660,950

		18,777,287

Utilities — 5.2%
Electric — 4.8%
The AES Corp.	17,700	227,445
Alliant Energy Corp.	2,600	99,606
Ameren Corp.	1,160	57,049
American Electric Power Co., Inc.	7,830	502,764
Calpine Corp. (a)	4,400	55,616
CenterPoint Energy, Inc.	2,200	51,106
CMS Energy Corp.	10,500	441,105
Consolidated Edison, Inc.	4,160	313,248
Dominion Resources, Inc.	1,300	96,551
DTE Energy Co.	4,210	394,351
Duke Energy Corp.	11,314	905,572
Edison International	4,880	352,580
Entergy Corp.	9,200	705,916
Eversource Energy	2,381	129,003
Exelon Corp.	30,875	1,027,829
FirstEnergy Corp.	3,527	116,673
Great Plains Energy, Inc.	12,537	342,135
Hawaiian Electric Industries, Inc.	2,800	83,580
NextEra Energy, Inc.	6,370	779,178
NRG Energy, Inc.	42,800	479,788
PG&E Corp.	2,130	130,292
Pinnacle West Capital Corp.	960	72,950
PPL Corp.	18,000	622,260
Public Service Enterprise Group, Inc.	7,600	318,212
SCANA Corp.	2,520	182,372
The Southern Co.	15,550	797,715
WEC Energy Group, Inc.	3,720	222,754
Westar Energy, Inc.	200	11,350
Xcel Energy, Inc.	9,720	399,881

		9,918,881

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Disciplined Value Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Gas — 0.4%
Atmos Energy Corp.	1,350	$100,535
NiSource, Inc.	3,290	79,322
Sempra Energy	2,320	248,681
UGI Corp.	8,035	363,503
Vectren Corp.	150	7,530

		799,571

Water — 0.0%
Aqua America, Inc.	25	762

		$10,719,214

TOTAL COMMON STOCK (Cost $194,752,097)		204,736,459

TOTAL EQUITIES (Cost $194,752,097)		204,736,459

RIGHTS — 0.0%
Consumer, Cyclical — 0.0%
Retail — 0.0%
Safeway Casa Ley Contingent Value (a) (b)	9,300	9,393
Safeway PDC, LLC Contingent Value (a) (b)	9,300	465

		9,858

TOTAL RIGHTS (Cost $9,858)		9,858

TOTAL LONG-TERM INVESTMENTS (Cost $194,761,955)		204,746,317

	Principal Amount
SHORT-TERM INVESTMENTS — 0.1%
Repurchase Agreement — 0.1%
State Street Bank & Trust Co. Repurchase Agreement, dated 9/30/16, 0.010%, due 10/03/16 (c)	$256,130	256,130

Time Deposit — 0.0%
Euro Time Deposit 0.010% 10/03/16	3,009	3,009

TOTAL SHORT-TERM INVESTMENTS (Cost $259,139)		259,139

TOTAL INVESTMENTS — 99.8% (Cost $195,021,094) (d)		205,005,456

Other Assets/(Liabilities) — 0.2%		465,119

NET ASSETS — 100.0%		$205,470,575

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)	This security is fair valued in good faith in accordance with procedures approved by the Board of Trustees. At September 30, 2016, these securities amounted to a value of $9,858 or 0.00% of net assets.
(c)	Maturity value of $256,130. Collateralized by U.S. Government Agency obligations with a rate of 1.500%, maturity date of 11/30/19, and an aggregate market value, including accrued interest, of $266,175.
(d)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Main Street Fund – Portfolio of Investments

September 30, 2016

	Number of Shares	Value
EQUITIES — 98.7%

COMMON STOCK — 98.7%
Basic Materials — 2.2%
Chemicals — 1.5%
E.I. du Pont de Nemours & Co.	12,460	$834,446
PPG Industries, Inc.	9,944	1,027,812

		1,862,258

Mining — 0.7%
Vulcan Materials Co.	7,225	821,699

		2,683,957

Communications — 15.1%
Advertising — 1.2%
Nielsen Holdings PLC	27,300	1,462,461

Internet — 7.7%
Alphabet, Inc. Class C (a)	7,465	5,802,470
Amazon.com, Inc. (a)	1,459	1,221,635
Facebook, Inc. Class A (a)	18,166	2,330,153

		9,354,258

Media — 3.4%
Comcast Corp. Class A	61,751	4,096,561

Telecommunications — 2.8%
Cisco Systems, Inc.	29,450	934,154
Verizon Communications, Inc.	48,350	2,513,233

		3,447,387

		18,360,667

Consumer, Cyclical — 6.0%
Automotive & Parts — 0.6%
Delphi Automotive PLC	10,534	751,285

Retail — 5.4%
AutoZone, Inc. (a)	1,775	1,363,803
CarMax, Inc. (a)	7,611	406,047
The Home Depot, Inc.	19,741	2,540,272
McDonald’s Corp.	19,457	2,244,560

		6,554,682

		7,305,967

Consumer, Non-cyclical — 26.3%
Agriculture — 2.6%
Philip Morris International, Inc.	32,811	3,189,885

Beverages — 2.8%
PepsiCo, Inc.	30,797	3,349,790

Biotechnology — 1.0%
Celgene Corp. (a)	11,122	1,162,583

Commercial Services — 3.4%
McKesson Corp.	7,473	1,246,123
PayPal Holdings, Inc. (a)	40,767	1,670,224
S&P Global, Inc.	9,670	1,223,835

		4,140,182

	Number of Shares	Value
Foods — 5.1%
The Kraft Heinz Co.	30,680	$2,746,167
Mondelez International, Inc. Class A	79,501	3,490,094

		6,236,261

Health Care – Products — 3.8%
Boston Scientific Corp. (a)	61,483	1,463,295
Johnson & Johnson	19,450	2,297,629
Stryker Corp.	7,480	870,747

		4,631,671

Health Care – Services — 2.6%
Humana, Inc.	5,442	962,635
UnitedHealth Group, Inc.	15,959	2,234,260

		3,196,895

Pharmaceuticals — 5.0%
Express Scripts Holding Co. (a)	34,979	2,467,069
Merck & Co., Inc.	36,761	2,294,254
Mylan NV (a)	21,938	836,276
Valeant Pharmaceuticals International, Inc. (a) (b)	16,416	403,013

		6,000,612

		31,907,879

Energy — 6.4%
Oil & Gas — 4.7%
Chevron Corp.	29,923	3,079,675
Noble Energy, Inc.	29,401	1,050,792
Suncor Energy, Inc.	58,668	1,629,797

		5,760,264

Oil & Gas Services — 0.5%
HollyFrontier Corp.	23,262	569,919

Pipelines — 1.2%
Magellan Midstream Partners LP	21,019	1,486,884

		7,817,067

Financial — 17.9%
Banks — 3.7%
The Bank of New York Mellon Corp.	42,017	1,675,638
SunTrust Banks, Inc.	32,918	1,441,808
U.S. Bancorp	32,216	1,381,744

		4,499,190

Diversified Financial — 7.3%
American Express Co.	14,802	947,920
Citigroup, Inc.	69,855	3,299,252
CME Group, Inc.	28,065	2,933,354
Discover Financial Services	29,268	1,655,105

		8,835,631

Insurance — 5.3%
Berkshire Hathaway, Inc. Class B (a)	22,660	3,273,690
Marsh & McLennan Cos., Inc.	12,553	844,189

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Main Street Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
MetLife, Inc.	20,580	$914,370
The Progressive Corp.	44,820	1,411,830

		6,444,079

Real Estate Investment Trusts (REITS) — 1.6%
Mid-America Apartment Communities, Inc.	9,726	914,147
Simon Property Group, Inc.	4,900	1,014,349

		1,928,496

		21,707,396

Industrial — 11.5%
Aerospace & Defense — 1.8%
Lockheed Martin Corp.	4,923	1,180,142
United Technologies Corp.	10,459	1,062,634

		2,242,776

Electronics — 1.7%
Agilent Technologies, Inc.	12,844	604,824
Johnson Controls International PLC	31,084	1,446,339

		2,051,163

Environmental Controls — 1.0%
Republic Services, Inc.	10,114	510,251
Waste Connections, Inc.	9,837	734,824

		1,245,075

Machinery – Diversified — 1.1%
Deere & Co. (b)	16,116	1,375,501

Manufacturing — 4.0%
General Electric Co.	163,216	4,834,458

Transportation — 1.9%
Canadian National Railway Co. (b)	16,230	1,061,442
Canadian Pacific Railway Ltd.	7,989	1,219,920

		2,281,362

		14,030,335

Technology — 10.5%
Computers — 8.2%
Amdocs Ltd.	35,019	2,025,849
Apple, Inc.	60,542	6,844,273
Western Digital Corp.	18,128	1,059,944

		9,930,066

Office Equipment/Supplies — 0.7%
Xerox Corp.	89,130	902,887

Semiconductors — 0.9%
Applied Materials, Inc.	35,553	1,071,923

Software — 0.7%
Cerner Corp. (a)	14,785	912,974

		12,817,850

Utilities — 2.8%
Electric — 2.2%
PG&E Corp.	43,570	2,665,177

	Number of Shares	Value
Gas — 0.6%
AmeriGas Partners LP	16,405	$749,052

		3,414,229

TOTAL COMMON STOCK (Cost $108,408,164)		120,045,347

TOTAL EQUITIES (Cost $108,408,164)		120,045,347

MUTUAL FUNDS — 2.4%
Diversified Financial — 2.4%
State Street Navigator Securities Lending Prime Portfolio (c)	2,854,304	2,854,304

TOTAL MUTUAL FUNDS (Cost $2,854,304)		2,854,304

TOTAL LONG-TERM INVESTMENTS (Cost $111,262,468)		122,899,651

	Principal Amount
SHORT-TERM INVESTMENTS — 1.6%
Repurchase Agreement — 1.6%
State Street Bank & Trust Co. Repurchase Agreement, dated 9/30/16, 0.010%, due 10/03/16 (d)	$1,981,632	1,981,632

TOTAL SHORT-TERM INVESTMENTS (Cost $1,981,632)		1,981,632

TOTAL INVESTMENTS — 102.7% (Cost $113,244,100) (e)		124,881,283

Other Assets/(Liabilities) — (2.7)%		(3,312,509)

NET ASSETS — 100.0%		$121,568,774

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)	Denotes all or a portion of security on loan. The total value of securities on loan as of September 30, 2016, was $2,791,340 or 2.30% of net assets. Total securities on loan may not correspond with the amounts identified in the Portfolio of Investments because pending sales may be in the process of recall from the brokers. (Note 2).
(c)	Represents investment of security lending collateral. (Note 2).
(d)	Maturity value of $1,981,634. Collateralized by U.S. Government Agency obligations with a rate of 2.125%, maturity date of 9/30/21, and an aggregate market value, including accrued interest, of $2,021,677.
(e)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Disciplined Growth Fund – Portfolio of Investments

September 30, 2016

	Number of Shares	Value
EQUITIES — 99.1%

COMMON STOCK — 99.1%
Basic Materials — 2.5%
Chemicals — 2.3%
Air Products & Chemicals, Inc.	5,840	$877,986
Celanese Corp. Series A	20,790	1,383,782
The Dow Chemical Co.	400	20,732
E.I. du Pont de Nemours & Co.	34,600	2,317,162
Eastman Chemical Co.	2,196	148,625
Ecolab, Inc.	7,698	937,001
FMC Corp.	5,300	256,202
LyondellBasell Industries NV Class A	10,670	860,642
Monsanto Co.	10,830	1,106,826
PPG Industries, Inc.	2,540	262,534

		8,171,492

Iron & Steel — 0.2%
Steel Dynamics, Inc.	36,200	904,638

Mining — 0.0%
Southern Copper Corp.	2	53

		9,076,183

Communications — 17.2%
Advertising — 0.7%
Clear Channel Outdoor Holdings, Inc. Class A	87,000	508,080
The Interpublic Group of Companies, Inc.	11,400	254,790
Nielsen Holdings PLC	12,000	642,840
Omnicom Group, Inc.	12,000	1,020,000

		2,425,710

Internet — 10.4%
Alphabet, Inc. Class A (a)	10,089	8,112,161
Alphabet, Inc. Class C (a)	9,359	7,274,657
Amazon.com, Inc. (a)	8,661	7,251,942
CDW Corp.	3,400	155,482
eBay, Inc. (a)	62,030	2,040,787
Equinix, Inc.	7	2,522
Expedia, Inc.	3,322	387,744
F5 Networks, Inc. (a)	8,710	1,085,614
Facebook, Inc. Class A (a)	53,110	6,812,420
FireEye, Inc. (a)	700	10,311
GoDaddy, Inc. Class A (a)	1,600	55,248
Groupon, Inc. (a)	45,400	233,810
IAC/InterActiveCorp	1,400	87,458
Liberty Interactive Corp. QVC Group (a)	22,100	442,221
Liberty Ventures Series A (a)	70	2,791
Netflix, Inc. (a)	17	1,675
The Priceline Group, Inc. (a)	1,235	1,817,290
Rackspace Hosting, Inc. (a)	3,200	101,408

	Number of Shares	Value
Symantec Corp.	48,300	$1,212,330
VeriSign, Inc. (a)	1,140	89,194

		37,177,065

Media — 4.2%
AMC Networks, Inc. Class A (a)	9,700	503,042
CBS Corp. Class B	13,800	755,412
Charter Communications, Inc. Class A (a)	1,170	315,865
Comcast Corp. Class A	68,300	4,531,022
Discovery Communications, Inc. Series A (a)	37,300	1,004,116
Discovery Communications, Inc. Series C (a)	36,700	965,577
DISH Network Corp. Class A (a)	17,700	969,606
Scripps Networks Interactive Class A	15,500	984,095
Sirius XM Holdings, Inc. (a)	162,300	676,791
Starz Class A (a)	19,200	598,848
Time Warner, Inc.	11,700	931,437
Tribune Media Co. Class A	24,000	876,480
Twenty-First Century Fox, Inc. Class A	11,900	288,218
Viacom, Inc. Class B	9,500	361,950
The Walt Disney Co.	15,840	1,470,902

		15,233,361

Telecommunications — 1.9%
Arista Networks, Inc. (a)	1,200	102,096
ARRIS International PLC (a)	23,200	657,256
CommScope Holding Co., Inc. (a)	1,000	30,110
Motorola Solutions, Inc.	19,800	1,510,344
T-Mobile US, Inc. (a)	10,000	467,200
Verizon Communications, Inc.	76,200	3,960,876

		6,727,882

		61,564,018

Consumer, Cyclical — 14.4%
Airlines — 1.1%
Alaska Air Group, Inc.	16,600	1,093,276
Delta Air Lines, Inc.	23,400	921,024
JetBlue Airways Corp. (a)	61,600	1,061,984
Southwest Airlines Co.	21,800	847,802

		3,924,086

Apparel — 1.1%
Carter’s, Inc.	100	8,671
Michael Kors Holdings Ltd. (a)	30,900	1,445,811
Nike, Inc. Class B	16,180	851,877
Ralph Lauren Corp.	15,210	1,538,339
Skechers U.S.A., Inc. Class A (a)	10	229
VF Corp.	400	22,420

		3,867,347

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Disciplined Growth Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Auto Manufacturers — 0.2%
PACCAR, Inc.	11,900	$699,482

Automotive & Parts — 0.7%
BorgWarner, Inc.	80	2,814
Delphi Automotive PLC	3,800	271,016
Lear Corp.	8,400	1,018,248
Visteon Corp.	15,550	1,114,313

		2,406,391

Distribution & Wholesale — 0.1%
Genuine Parts Co.	2,600	261,170
HD Supply Holdings, Inc. (a)	4,100	131,118

		392,288

Entertainment — 0.2%
Cinemark Holdings, Inc.	8,700	333,036
The Madison Square Garden Co. Class A (a)	3	508
Regal Entertainment Group Class A	20,500	445,875
Six Flags Entertainment Corp.	1,000	53,610

		833,029

Home Builders — 0.1%
D.R. Horton, Inc.	6,900	208,380
Lennar Corp.	200	6,714
Thor Industries, Inc.	1,600	135,520

		350,614

Home Furnishing — 0.5%
Harman International Industries, Inc.	1,590	134,276
Tempur Sealy International, Inc. (a)	5,600	317,744
Whirlpool Corp.	8,090	1,311,874

		1,763,894

Household Products — 0.3%
Tupperware Brands Corp.	14,800	967,476

Housewares — 0.1%
Newell Brands, Inc.	64	3,370
The Toro Co.	6,360	297,903

		301,273

Leisure Time — 0.5%
Brunswick Corp.	21,400	1,043,892
Harley-Davidson, Inc.	5,500	289,245
Polaris Industries, Inc.	8,700	673,728

		2,006,865

Lodging — 1.6%
Choice Hotels International, Inc.	29,700	1,338,876
Hyatt Hotels Corp. Class A (a)	22,100	1,087,762
Marriott International, Inc. Class A	15,207	1,023,887
MGM Resorts International (a)	1,000	26,030
Wyndham Worldwide Corp.	26,300	1,770,779
Wynn Resorts Ltd.	4,420	430,597

		5,677,931

	Number of Shares	Value
Retail — 7.7%
AutoNation, Inc. (a)	2,500	$121,775
AutoZone, Inc. (a)	468	359,583
Brinker International, Inc.	2,200	110,946
Burlington Stores, Inc. (a)	1,500	121,530
Cabela’s, Inc. (a)	100	5,493
Casey’s General Stores, Inc.	40	4,806
Chipotle Mexican Grill, Inc. (a)	3	1,271
Coach, Inc.	37,009	1,353,049
Costco Wholesale Corp.	9,510	1,450,370
CVS Health Corp.	32,050	2,852,129
Darden Restaurants, Inc.	8,300	508,956
Dollar General Corp.	1,500	104,985
Dollar Tree, Inc. (a)	27	2,131
Domino’s Pizza, Inc.	2,890	438,847
Dunkin’ Brands Group, Inc.	3,800	197,904
Foot Locker, Inc.	5,700	386,004
The Gap, Inc.	53,900	1,198,736
The Home Depot, Inc.	36,810	4,736,711
L Brands, Inc.	3,500	247,695
Lowe’s Cos., Inc.	31,800	2,296,278
Macy’s, Inc.	2,100	77,805
McDonald’s Corp.	20,480	2,362,573
The Michaels Cos., Inc. (a)	7,800	188,526
Nordstrom, Inc.	26,300	1,364,444
Nu Skin Enterprises, Inc. Class A	18,530	1,200,373
O’Reilly Automotive, Inc. (a)	1,150	322,127
Panera Bread Co. Class A (a)	970	188,878
Ross Stores, Inc.	5,560	357,508
Starbucks Corp.	11,800	638,852
Target Corp.	2,900	199,172
The TJX Cos., Inc.	14,120	1,055,894
Urban Outfitters, Inc. (a)	45,800	1,581,016
Walgreens Boots Alliance, Inc.	3,400	274,108
The Wendy’s Co.	3,000	32,400
Williams-Sonoma, Inc.	15,900	812,172
Yum! Brands, Inc.	7,940	721,031

		27,876,078

Textiles — 0.1%
Cintas Corp.	2,600	292,760

Toys, Games & Hobbies — 0.1%
Hasbro, Inc.	4,370	346,672

		51,706,186

Consumer, Non-cyclical — 25.2%
Agriculture — 0.6%
Altria Group, Inc.	25,570	1,616,791
Philip Morris International, Inc.	5,070	492,905
Reynolds American, Inc.	4,880	230,092

		2,339,788

Beverages — 2.4%
Brown-Forman Corp. Class B	14	664

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Disciplined Growth Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
The Coca-Cola Co.	51,660	$2,186,251
Coca-Cola European Partners PLC	600	23,940
Constellation Brands, Inc. Class A	2,810	467,837
Dr. Pepper Snapple Group, Inc.	6,300	575,253
Monster Beverage Corp. (a)	1,550	227,556
PepsiCo, Inc.	47,053	5,117,955

		8,599,456

Biotechnology — 4.1%
Amgen, Inc.	34,430	5,743,268
Biogen, Inc. (a)	5,890	1,843,747
Celgene Corp. (a)	12,130	1,267,949
Charles River Laboratories International, Inc. (a)	8,900	741,726
Gilead Sciences, Inc.	64,720	5,120,646

		14,717,336

Commercial Services — 3.5%
Automatic Data Processing, Inc.	80	7,056
Booz Allen Hamilton Holding Corp.	2,800	88,508
Equifax, Inc.	2,390	321,646
Euronet Worldwide, Inc. (a)	1,800	147,294
FleetCor Technologies, Inc. (a)	750	130,298
Gartner, Inc. (a)	3,900	344,955
Genpact Ltd. (a)	4,500	107,775
Global Payments, Inc.	5,140	394,546
IHS Markit Ltd. (a)	10,349	388,605
KAR Auction Services, Inc.	4,400	189,904
Live Nation Entertainment, Inc. (a)	2,500	68,700
McKesson Corp.	10,380	1,730,865
Paychex, Inc.	5,200	300,924
Quanta Services, Inc. (a)	31,700	887,283
RR Donnelley & Sons Co.	70,300	1,105,116
S&P Global, Inc.	4,770	603,691
Sabre Corp.	3,600	101,448
ServiceMaster Global Holdings, Inc. (a)	4,600	154,928
Square, Inc. Class A (a)	19,600	228,536
Total System Services, Inc.	2,700	127,305
United Rentals, Inc. (a)	16,070	1,261,334
Vantiv, Inc. Class A (a)	2,300	129,421
Verisk Analytics, Inc. (a)	200	16,256
Visa, Inc. Class A	22,520	1,862,404
The Western Union Co.	79,220	1,649,361
WEX, Inc. (a)	3,270	353,454

		12,701,613

Cosmetics & Personal Care — 0.3%
Colgate-Palmolive Co.	2,680	198,695
The Estee Lauder Cos., Inc. Class A	8,860	784,642

		983,337

Foods — 2.5%
Campbell Soup Co.	1,700	92,990
ConAgra Foods, Inc.	14,700	692,517

	Number of Shares	Value
Flowers Foods, Inc.	700	$10,584
General Mills, Inc.	22,660	1,447,521
The Hershey Co.	900	86,040
Hormel Foods Corp.	10,000	379,300
Ingredion, Inc.	6,700	891,502
Kellogg Co.	8,740	677,088
The Kraft Heinz Co.	2,366	211,781
The Kroger Co.	19,220	570,449
McCormick & Co., Inc.	2,400	239,808
Pilgrim’s Pride Corp.	200	4,224
Post Holdings, Inc. (a)	20,100	1,551,117
Sysco Corp.	21,600	1,058,616
Tyson Foods, Inc. Class A	12,600	940,842
The WhiteWave Foods Co. (a)	23	1,252

		8,855,631

Health Care – Products — 3.2%
Alere, Inc. (a)	600	25,944
Align Technology, Inc. (a)	3,600	337,500
Baxter International, Inc.	29,120	1,386,112
Becton, Dickinson & Co.	3,310	594,906
Boston Scientific Corp. (a)	34,100	811,580
Bruker Corp.	3,700	83,805
C.R. Bard, Inc.	700	156,996
Edwards Lifesciences Corp. (a)	7,200	868,032
Henry Schein, Inc. (a)	90	14,668
Hill-Rom Holdings, Inc.	2,200	136,356
Hologic, Inc. (a)	11,800	458,194
IDEXX Laboratories, Inc. (a)	5,600	631,288
Intuitive Surgical, Inc. (a)	916	663,944
Johnson & Johnson	29,170	3,445,852
ResMed, Inc.	5,900	382,261
St. Jude Medical, Inc.	1,440	114,855
Stryker Corp.	2,970	345,738
Teleflex, Inc.	3,400	571,370
Varian Medical Systems, Inc. (a)	5,000	497,650

		11,527,051

Health Care – Services — 2.8%
Aetna, Inc.	3,330	384,449
Amsurg Corp. (a)	8,400	563,220
Anthem, Inc.	5,120	641,587
Centene Corp. (a)	6,611	442,673
Cigna Corp.	70	9,122
DaVita, Inc. (a)	11,660	770,376
DENTSPLY SIRONA, Inc.	512	30,428
HCA Holdings, Inc. (a)	15,200	1,149,576
Humana, Inc.	5,070	896,832
Laboratory Corporation of America Holdings (a)	1,677	230,554
MEDNAX, Inc. (a)	100	6,625
Premier, Inc. Class A (a)	29,400	950,796
Tenet Healthcare Corp. (a)	22,100	500,786
Thermo Fisher Scientific, Inc.	2,890	459,683

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Disciplined Growth Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
UnitedHealth Group, Inc.	15,140	$2,119,600
Universal Health Services, Inc. Class B	530	65,307
WellCare Health Plans, Inc. (a)	6,260	732,984

		9,954,598

Household Products — 0.4%
Avery Dennison Corp.	5,200	404,508
Church & Dwight Co., Inc.	2,820	135,134
The Clorox Co.	2,790	349,252
Kimberly-Clark Corp.	4,640	585,290

		1,474,184

Pharmaceuticals — 5.4%
AbbVie, Inc.	94,683	5,971,657
AmerisourceBergen Corp.	10,060	812,647
Bristol-Myers Squibb Co.	49,800	2,685,216
Cardinal Health, Inc.	9,800	761,460
Eli Lilly & Co.	9,000	722,340
Express Scripts Holding Co. (a)	27,580	1,945,217
Herbalife Ltd. (a)	22,880	1,418,331
Mead Johnson Nutrition Co.	10,500	829,605
Mylan NV (a)	35,100	1,338,012
Pfizer, Inc.	23,000	779,010
Quintiles Transnational Holdings, Inc. (a)	2,000	162,120
United Therapeutics Corp. (a)	9,120	1,076,890
VCA, Inc. (a)	1,100	76,978
VWR Corp. (a)	6,200	175,832
Zoetis, Inc.	9,800	509,698

		19,265,013

		90,418,007

Energy — 0.6%
Oil & Gas — 0.5%
Apache Corp.	4,700	300,189
Continental Resources, Inc. (a)	40	2,078
EOG Resources, Inc.	90	8,704
Murphy USA, Inc. (a)	14,300	1,020,448
Southwestern Energy Co. (a)	48,700	674,008

		2,005,427

Oil & Gas Services — 0.1%
FMC Technologies, Inc. (a)	8,800	261,096
Schlumberger Ltd.	70	5,505

		266,601

		2,272,028

Financial — 6.6%
Banks — 0.5%
Citizens Financial Group, Inc.	38,700	956,277
First Republic Bank	7,200	555,192
Signature Bank (a)	2,090	247,560
SVB Financial Group (a)	40	4,422
Western Alliance Bancorp (a)	1,300	48,802

		1,812,253

	Number of Shares	Value
Commercial Services — 0.1%
CoreLogic, Inc. (a)	10,100	$396,122

Diversified Financial — 2.6%
Affiliated Managers Group, Inc. (a)	1,400	202,580
Air Lease Corp.	27,600	788,808
American Express Co.	1,200	76,848
Ameriprise Financial, Inc.	1,930	192,556
Artisan Partners Asset Management, Inc. Class A	300	8,160
The Charles Schwab Corp.	22,700	716,639
Credit Acceptance Corp. (a)	3,100	623,317
Discover Financial Services	21,100	1,193,205
Eaton Vance Corp.	14,700	574,035
Federated Investors, Inc. Class B	33,280	986,087
Intercontinental Exchange, Inc.	1,090	293,602
Invesco Ltd.	31,300	978,751
LPL Financial Holdings, Inc.	15,400	460,614
MasterCard, Inc. Class A	15,660	1,593,718
T. Rowe Price Group, Inc.	4,400	292,600
TD Ameritrade Holding Corp.	8,100	285,444

		9,266,964

Insurance — 1.6%
AmTrust Financial Services, Inc.	39,800	1,067,834
Aon PLC	6,520	733,435
Arthur J. Gallagher & Co.	3,200	162,784
Brown & Brown, Inc.	15,300	576,963
Erie Indemnity Co. Class A	2,290	233,740
Lincoln National Corp.	21,300	1,000,674
Marsh & McLennan Cos., Inc.	12,800	860,800
XL Group Ltd.	36,400	1,224,132

		5,860,362

Real Estate — 0.1%
CBRE Group, Inc. Class A (a)	8,100	226,638

Real Estate Investment Trusts (REITS) — 1.7%
American Tower Corp.	7,505	850,542
Boston Properties, Inc.	1,890	257,588
Care Capital Properties, Inc.	3,500	99,750
Crown Castle International Corp.	3,000	282,630
CubeSmart	100	2,726
Digital Realty Trust, Inc.	600	58,272
Equity Lifestyle Properties, Inc.	2,800	216,104
Extra Space Storage, Inc.	2,200	174,702
Federal Realty Investment Trust	1,140	175,480
Healthcare Trust of America, Inc. Class A	500	16,310
Iron Mountain, Inc.	43	1,614
Lamar Advertising Co.Class A	3,900	254,709
Omega Healthcare Investors, Inc.	33,200	1,176,940
Public Storage	1,410	314,627
Regency Centers Corp.	300	23,247
Simon Property Group, Inc.	3,549	734,679

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Disciplined Growth Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Tanger Factory Outlet Centers, Inc.	20,400	$794,784
Ventas, Inc.	8,000	565,040

		5,999,744

		23,562,083

Industrial — 11.5%
Aerospace & Defense — 2.2%
The Boeing Co.	29,600	3,899,504
General Dynamics Corp.	470	72,925
Harris Corp.	3,770	345,370
Lockheed Martin Corp.	630	151,023
Northrop Grumman Corp.	5,700	1,219,515
Raytheon Co.	2,630	358,022
Rockwell Collins, Inc.	1,400	118,076
Spirit AeroSystems Holdings, Inc. Class A (a)	35,500	1,581,170

		7,745,605

Building Materials — 0.6%
Fortune Brands Home & Security, Inc.	15,200	883,120
Lennox International, Inc.	2,170	340,755
Martin Marietta Materials, Inc.	1,000	179,110
Masco Corp.	23,500	806,285

		2,209,270

Electrical Components & Equipment — 0.5%
AMETEK, Inc.	275	13,140
Emerson Electric Co.	4,210	229,487
Energizer Holdings, Inc.	32,900	1,643,684

		1,886,311

Electronics — 0.9%
Agilent Technologies, Inc.	5,500	258,995
Allegion PLC	11,900	820,029
Amphenol Corp. Class A	500	32,460
Fortive Corp.	3,760	191,384
Gentex Corp.	1,920	33,715
Johnson Controls International PLC	10,636	494,893
Mettler-Toledo International, Inc. (a)	110	46,182
PerkinElmer, Inc.	500	28,055
Trimble Navigation Ltd. (a)	20	571
Waters Corp. (a)	7,380	1,169,656

		3,075,940

Environmental Controls — 0.2%
Clean Harbors, Inc. (a)	200	9,596
Stericycle, Inc. (a)	20	1,603
Waste Management, Inc.	10,200	650,352

		661,551

Hand & Machine Tools — 0.5%
Lincoln Electric Holdings, Inc.	13,500	845,370
Snap-on, Inc.	2,270	344,949
Stanley Black & Decker, Inc.	5,380	661,633

		1,851,952

	Number of Shares	Value
Machinery – Construction & Mining — 0.0%
Ingersoll-Rand PLC	1,300	$88,322

Machinery – Diversified — 1.1%
BWX Technologies, Inc.	21,700	832,629
Cognex Corp.	17,600	930,336
Cummins, Inc.	370	47,415
Deere & Co.	12,700	1,083,945
Flowserve Corp.	90	4,342
IDEX Corp.	50	4,678
Nordson Corp.	2,500	249,075
Rockwell Automation, Inc.	4,320	528,509
Wabtec Corp.	1,230	100,429
Xylem, Inc.	500	26,225
Zebra Technologies Corp. Class A (a)	50	3,481

		3,811,064

Manufacturing — 2.6%
3M Co.	3,780	666,149
Carlisle Cos., Inc.	5,870	602,086
Danaher Corp.	7,520	589,493
General Electric Co.	104,500	3,095,290
Honeywell International, Inc.	23,720	2,765,515
Illinois Tool Works, Inc.	10,780	1,291,875
Leggett & Platt, Inc.	4,300	195,994
Textron, Inc.	2,800	111,300

		9,317,702

Metal Fabricate & Hardware — 0.1%
Valmont Industries, Inc.	3,210	431,970

Miscellaneous – Manufacturing — 0.1%
A.O. Smith Corp.	5,100	503,829

Packaging & Containers — 0.9%
Ball Corp.	12,500	1,024,375
Bemis Co., Inc.	700	35,707
Berry Plastics Group, Inc. (a)	9,900	434,115
Crown Holdings, Inc. (a)	12,900	736,461
Graphic Packaging Holding Co.	8,600	120,314
Owens-Illinois, Inc. (a)	3,700	68,043
Packaging Corporation of America	9,200	747,592
Sealed Air Corp.	3,000	137,460

		3,304,067

Shipbuilding — 0.5%
Huntington Ingalls Industries, Inc.	11,020	1,690,688

Transportation — 1.3%
C.H. Robinson Worldwide, Inc.	2,400	169,104
Expeditors International of Washington, Inc.	3,500	180,320
FedEx Corp.	8,410	1,469,059
Landstar System, Inc.	10,660	725,733
Union Pacific Corp.	7,920	772,438
United Parcel Service, Inc. Class B	13,140	1,436,990

		4,753,644

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Disciplined Growth Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Trucking & Leasing — 0.0%
AMERCO	150	$48,634

		41,380,549

Technology — 21.0%
Computers — 8.4%
Accenture PLC Class A	5,020	613,293
Apple, Inc.	166,733	18,849,166
Cadence Design Systems, Inc. (a)	14,200	362,526
Cognizant Technology Solutions Corp. Class A (a)	22,200	1,059,162
DST Systems, Inc.	2,690	317,205
Fortinet, Inc. (a)	2,500	92,325
International Business Machines Corp.	32,110	5,100,673
Jack Henry & Associates, Inc.	3,600	307,980
Manhattan Associates, Inc. (a)	700	40,334
NCR Corp. (a)	36,500	1,174,935
Synopsys, Inc. (a)	11,200	664,720
Teradata Corp. (a)	52,100	1,615,100

		30,197,419

Office Equipment/Supplies — 0.1%
Pitney Bowes, Inc.	17,500	317,800

Semiconductors — 4.0%
Applied Materials, Inc.	35,900	1,082,385
Broadcom Ltd.	2,440	420,949
Cree, Inc. (a)	400	10,288
Intel Corp.	43,600	1,645,900
KLA-Tencor Corp.	22,900	1,596,359
Lam Research Corp.	10,300	975,513
Linear Technology Corp.	5,020	297,636
Maxim Integrated Products, Inc.	14,500	578,985
Microchip Technology, Inc.	6,100	379,054
Micron Technology, Inc. (a)	3,500	62,230
NVIDIA Corp.	15,900	1,089,468
ON Semiconductor Corp. (a)	9,500	117,040
Qorvo, Inc. (a)	11,500	641,010
QUALCOMM, Inc.	17,390	1,191,215
Skyworks Solutions, Inc.	70	5,330
Texas Instruments, Inc.	41,850	2,937,033
Xilinx, Inc.	26,210	1,424,251

		14,454,646

Software — 8.5%
Activision Blizzard, Inc.	17,800	788,540
Adobe Systems, Inc. (a)	8,620	935,615
ANSYS, Inc. (a)	2,400	222,264
Autodesk, Inc. (a)	50	3,616
Black Knight Financial Services, Inc. Class A (a)	3,200	130,880
Broadridge Financial Solutions, Inc.	2,560	173,542
Citrix Systems, Inc. (a)	9,700	826,634
CommerceHub, Inc. Series A (a)	7	111
CommerceHub, Inc. Series C (a)	14	223

	Number of Shares	Value
The Dun & Bradstreet Corp.	9,340	$1,276,031
Electronic Arts, Inc. (a)	6,200	529,480
Fidelity National Information Services, Inc.	2,200	169,466
First Data Corp. Class A (a)	27,200	357,952
Fiserv, Inc. (a)	5,000	497,350
IMS Health Holdings, Inc. (a)	6,000	188,040
Intuit, Inc.	12,070	1,327,821
Leidos Holdings, Inc.	32,000	1,384,960
Microsoft Corp.	299,860	17,271,936
MSCI, Inc.	2,800	235,032
Nuance Communications, Inc. (a)	58,500	848,250
Oracle Corp.	14,300	561,704
Red Hat, Inc. (a)	2,100	169,743
Salesforce.com, Inc. (a)	5,440	388,035
SS&C Technologies Holdings, Inc	800	25,720
Veeva Systems, Inc. Class A (a)	18,400	759,552
VMware, Inc. Class A (a)	18,980	1,392,183

		30,464,680

		75,434,545

Utilities — 0.1%
Electric — 0.1%
Dominion Resources, Inc.	3,900	289,653

TOTAL COMMON STOCK (Cost $336,539,141)		355,703,252

TOTAL EQUITIES (Cost $336,539,141)		355,703,252

TOTAL LONG-TERM INVESTMENTS (Cost $336,539,141)		355,703,252

	Principal Amount
SHORT-TERM INVESTMENTS — 1.0%
Repurchase Agreement — 1.0%
State Street Bank & Trust Co. Repurchase Agreement, dated 9/30/16, 0.010%, due 10/03/16 (b)	$3,769,361	3,769,361

Time Deposit — 0.0%
Euro Time Deposit 0.010% 10/03/16	5,998	5,998

TOTAL SHORT-TERM INVESTMENTS (Cost $3,775,359)		3,775,359

TOTAL INVESTMENTS — 100.1% (Cost $340,314,500) (c)		359,478,611

Other Assets/(Liabilities) — (0.1)%		(381,136)

NET ASSETS — 100.0%		$359,097,475

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Disciplined Growth Fund – Portfolio of Investments (Continued)

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)	Maturity value of $3,769,364. Collateralized by U.S. Government Agency obligations with a rate of 3.125%, maturity date of 5/15/19, and an aggregate market value, including accrued interest, of $3,846,911.
(c)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Small Cap Opportunities Fund – Portfolio of Investments

September 30, 2016

	Number of Shares	Value
EQUITIES — 97.9%

COMMON STOCK — 97.9%
Basic Materials — 4.3%
Chemicals — 0.7%
Ingevity Corp. (a)	23,960	$1,104,556

Forest Products & Paper — 2.0%
P.H. Glatfelter Co.	116,659	2,529,167
Schweitzer-Mauduit International, Inc.	25,880	997,933

		3,527,100

Mining — 1.6%
Kaiser Aluminum Corp.	32,500	2,810,925

		7,442,581

Communications — 1.7%
Advertising — 0.4%
MDC Partners, Inc. Class A	70,400	754,688

Internet — 0.9%
Zynga, Inc. Class A (a)	535,800	1,559,178

Telecommunications — 0.4%
RigNet, Inc. (a)	48,450	732,564

		3,046,430

Consumer, Cyclical — 11.2%
Airlines — 1.1%
Spirit Airlines, Inc. (a)	45,300	1,926,609

Automotive & Parts — 1.0%
Visteon Corp.	23,840	1,708,374

Entertainment — 1.5%
International Speedway Corp. Class A	40,810	1,363,870
The Madison Square Garden Co. Class A (a)	7,740	1,311,234

		2,675,104

Retail — 7.0%
Burlington Stores, Inc. (a)	26,930	2,181,869
Group 1 Automotive, Inc.	31,420	2,007,110
Popeyes Louisiana Kitchen, Inc. (a)	33,630	1,787,098
Sally Beauty Holdings, Inc. (a) (b)	61,380	1,576,238
Sonic Corp.	102,420	2,681,355
Texas Roadhouse, Inc.	50,870	1,985,456

		12,219,126

Storage & Warehousing — 0.6%
Wesco Aircraft Holdings, Inc. (a)	86,120	1,156,592

		19,685,805

Consumer, Non-cyclical — 30.0%
Agriculture — 1.6%
Universal Corp.	48,240	2,808,533

	Number of Shares	Value
Beverages — 0.5%
The Boston Beer Co., Inc. Class A (a) (b)	5,060	$785,616

Biotechnology — 0.9%
Sage Therapeutics, Inc. (a) (b)	13,850	637,793
Ultragenyx Pharmaceutical, Inc. (a) (b)	13,380	949,177

		1,586,970

Commercial Services — 10.8%
Aaron’s, Inc.	46,170	1,173,641
ABM Industries, Inc.	63,750	2,530,875
Booz Allen Hamilton Holding Corp.	79,800	2,522,478
James River Group Holdings Ltd.	53,870	1,950,094
KAR Auction Services, Inc.	65,550	2,829,138
Korn/Ferry International	134,253	2,819,313
On Assignment, Inc. (a)	74,420	2,700,702
Paylocity Holding Corp. (a) (b)	54,560	2,425,738

		18,951,979

Foods — 2.0%
Pinnacle Foods, Inc.	70,440	3,533,975

Health Care – Products — 3.0%
Intersect ENT, Inc. (a)	49,430	782,971
NuVasive, Inc. (a)	18,720	1,247,875
NxStage Medical, Inc. (a)	72,600	1,814,274
The Spectranetics Corp. (a)	55,000	1,379,950

		5,225,070

Health Care – Services — 5.1%
Acadia Healthcare Co., Inc. (a)	22,670	1,123,299
Addus HomeCare Corp. (a)	18,290	478,466
Amedisys, Inc. (a)	31,910	1,513,810
HealthSouth Corp.	62,633	2,541,021
WellCare Health Plans, Inc. (a)	28,776	3,369,382

		9,025,978

Household Products — 3.2%
Acco Brands Corp. (a)	191,440	1,845,481
Prestige Brands Holdings, Inc. (a)	78,506	3,789,485

		5,634,966

Pharmaceuticals — 2.9%
Acadia Pharmaceuticals, Inc. (a) (b)	26,290	836,285
Akorn, Inc. (a)	24,280	661,873
Axovant Sciences Ltd. (a) (b)	25,770	360,780
Diplomat Pharmacy, Inc. (a) (b)	29,550	827,695
Impax Laboratories, Inc. (a)	22,080	523,296
TherapeuticsMD, Inc. (a) (b)	79,500	541,395
VWR Corp. (a)	47,720	1,353,339

		5,104,663

		52,657,750

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Small Cap Opportunities Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Diversified — 0.6%
Holding Company – Diversified — 0.6%
FCB Financial Holdings, Inc. Class A (a)	25,000	$960,750

Energy — 4.3%
Energy – Alternate Sources — 0.9%
Renewable Energy Group, Inc. (a) (b)	177,769	1,505,703

Oil & Gas — 1.4%
Suburban Propane Partners LP	71,605	2,384,446

Oil & Gas Services — 0.7%
HollyFrontier Corp.	53,117	1,301,367

Pipelines — 1.3%
Cone Midstream Partners LP	94,370	1,708,097
Noble Midstream Partners LP (a)	19,570	546,003

		2,254,100

		7,445,616

Financial — 18.0%
Banks — 4.7%
Chemical Financial Corp.	30,033	1,325,356
MB Financial, Inc.	93,910	3,572,337
Webster Financial Corp.	86,320	3,281,023

		8,178,716

Diversified Financial — 0.8%
Stifel Financial Corp. (a)	34,750	1,336,137

Insurance — 2.0%
Endurance Specialty Holdings Ltd.	32,690	2,139,561
Old Republic International Corp.	81,620	1,438,144

		3,577,705

Real Estate — 1.3%
Four Corners Property Trust, Inc.	110,200	2,350,566

Real Estate Investment Trusts (REITS) — 5.9%
Brandywine Realty Trust	157,420	2,458,901
Chatham Lodging Trust	80,745	1,554,341
DiamondRock Hospitality Co.	195,520	1,779,232
DuPont Fabros Technology, Inc.	43,310	1,786,538
National Storage Affiliates Trust	94,630	1,981,552
Seritage Growth Properties Class A (b)	17,190	871,189

		10,431,753

Savings & Loans — 3.3%
BankUnited, Inc.	72,698	2,195,480
Beneficial Bancorp, Inc.	63,110	928,348
Berkshire Hills Bancorp, Inc.	33,490	928,008
Oritani Financial Corp.	108,748	1,709,518

		5,761,354

		31,636,231

	Number of Shares	Value
Industrial — 10.1%
Aerospace & Defense — 1.8%
AAR Corp.	43,139	$1,351,114
Curtiss-Wright Corp.	18,920	1,723,801

		3,074,915

Building Materials — 2.6%
Boise Cascade Co. (a)	63,040	1,601,216
Masonite International Corp. (a)	32,370	2,012,443
Summit Materials, Inc. Class A (a)	53,861	999,121

		4,612,780

Electrical Components & Equipment — 0.9%
Generac Holdings, Inc. (a) (b)	45,210	1,641,123

Engineering & Construction — 1.9%
AECOM (a)	36,496	1,085,026
Dycom Industries, Inc. (a)	11,970	978,907
KBR, Inc.	88,370	1,337,038

		3,400,971

Manufacturing — 1.1%
Matthews International Corp. Class A	31,010	1,884,168

Miscellaneous – Manufacturing — 0.5%
Hexcel Corp.	21,600	956,880

Transportation — 1.3%
Genesee & Wyoming, Inc. Class A (a)	31,980	2,205,021

		17,775,858

Technology — 14.5%
Computers — 4.3%
CACI International, Inc. Class A (a)	32,880	3,317,592
Fortinet, Inc. (a)	42,787	1,580,124
j2 Global, Inc.	40,286	2,683,450

		7,581,166

Office Equipment/Supplies — 0.9%
Pitney Bowes, Inc.	83,180	1,510,549

Semiconductors — 3.5%
Cavium, Inc. (a) (b)	29,690	1,727,958
Cypress Semiconductor Corp.	90,131	1,095,993
MKS Instruments, Inc.	64,840	3,224,493

		6,048,444

Software — 5.8%
Black Knight Financial Services, Inc. Class A (a) (b)	58,280	2,383,652
Guidewire Software, Inc. (a)	28,660	1,719,027
Imperva, Inc. (a)	19,610	1,053,253
Proofpoint, Inc. (a) (b)	32,830	2,457,326
SYNNEX Corp.	23,120	2,638,223

		10,251,481

		25,391,640

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Small Cap Opportunities Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Utilities — 3.2%
Electric — 3.2%
Allete, Inc.	47,660	$2,841,489
Portland General Electric Co.	66,800	2,845,012

		5,686,501

TOTAL COMMON STOCK (Cost $155,017,117)		171,729,162

TOTAL EQUITIES (Cost $155,017,117)		171,729,162

MUTUAL FUNDS — 8.5%
Diversified Financial — 8.5%
State Street Navigator Securities Lending Prime Portfolio (c)	14,957,330	14,957,330

TOTAL MUTUAL FUNDS (Cost $14,957,330)		14,957,330

TOTAL LONG-TERM INVESTMENTS (Cost $169,974,447)		186,686,492

	Principal Amount
SHORT-TERM INVESTMENTS — 2.0%
Repurchase Agreement — 2.0%
State Street Bank & Trust Co. Repurchase Agreement, dated 9/30/16, 0.010%, due 10/03/16 (d)	$3,521,460	3,521,460

TOTAL SHORT-TERM INVESTMENTS (Cost $3,521,460)		3,521,460

TOTAL INVESTMENTS — 108.4% (Cost $173,495,907) (e)		190,207,952

Other Assets/(Liabilities) — (8.4)%		(14,815,069)

NET ASSETS — 100.0%		$175,392,883

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)	Denotes all or a portion of security on loan. The total value of securities on loan as of September 30, 2016, was $14,616,927 or 8.33% of net assets. Total securities on loan may not correspond with the amounts identified in the Portfolio of Investments because pending sales may be in the process of recall from the brokers. (Note 2).
(c)	Represents investment of security lending collateral. (Note 2).
(d)	Maturity value of $3,521,463. Collateralized by U.S. Government Agency obligations with a rate of 3.125%, maturity date of 5/15/21, and an aggregate market value, including accrued interest, of $3,593,133.
(e)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Global Fund – Portfolio of Investments

September 30, 2016

	Number of Shares	Value
EQUITIES — 98.9%

COMMON STOCK — 97.1%
Brazil — 0.2%
Embraer SA Sponsored ADR (Brazil)	39,190	$676,419

Cayman Islands — 1.3%
JD.com, Inc. ADR (Cayman Islands) (a) (b)	149,921	3,911,439

Denmark — 0.3%
FLSmidth & Co. A/S (b)	27,405	1,030,822

France — 5.7%
Kering	24,320	4,900,718
LVMH Moet Hennessy Louis Vuitton SE	39,770	6,779,899
Societe Generale SA	93,530	3,227,775
Technip SA	49,135	3,017,553

		17,925,945

Germany — 7.0%
Allianz SE	34,413	5,108,016
Bayer AG	40,170	4,034,830
Linde AG	18,843	3,202,275
SAP SE	85,546	7,783,657
Siemens AG	17,330	2,028,701

		22,157,479

India — 3.8%
DLF Ltd.	2,350,502	5,194,678
ICICI Bank Ltd. Sponsored ADR (India)	525,240	3,923,543
Zee Entertainment Enterprises Ltd.	344,878	2,830,912

		11,949,133

Italy — 1.2%
Banca Monte dei Paschi di Siena SpA (a)	854,286	178,811
Brunello Cucinelli SpA (b)	58,049	1,128,336
Prysmian SpA	66,606	1,745,312
Tod’s SpA (b)	15,514	819,095

		3,871,554

Japan — 14.4%
The Dai-ichi Life Insurance Co. Ltd.	268,400	3,683,869
Fanuc Corp.	13,700	2,318,682
KDDI Corp.	185,000	5,692,924
Keyence Corp.	9,820	7,147,165
Kyocera Corp. (b)	82,000	3,933,929
Murata Manufacturing Co. Ltd.	59,710	7,788,215
Nidec Corp.	71,500	6,578,079
Nintendo Co. Ltd.	7,100	1,878,704
Rakuten, Inc.	118,000	1,534,957
Sumitomo Mitsui Financial Group, Inc.	66,400	2,237,875

	Number of Shares	Value
Suzuki Motor Corp.	71,400	$2,390,244

		45,184,643

Netherlands — 2.4%
Airbus Group SE	122,340	7,400,194

Spain — 3.6%
Banco Bilbao Vizcaya Argentaria SA	388,454	2,348,541
Industria de Diseno Textil SA	190,822	7,073,873
Repsol YPF SA	143,363	1,945,648

		11,368,062

Sweden — 1.6%
Assa Abloy AB Class B	238,350	4,839,632
Telefonaktiebolaget LM Ericsson Class B	33,595	242,455

		5,082,087

Switzerland — 4.0%
Credit Suisse Group	83,955	1,098,372
Nestle SA	36,593	2,883,295
Roche Holding AG	11,906	2,949,546
UBS Group AG	418,833	5,687,192

		12,618,405

United Kingdom — 5.4%
Circassia Pharmaceuticals PLC (a)	647,107	792,616
Earthport PLC (a)	1,745,622	328,401
International Game Technology PLC	103,732	2,528,986
Prudential PLC	293,852	5,215,425
Shire Ltd.	32,090	2,074,131
Unilever PLC	127,342	6,036,902

		16,976,461

United States — 46.2%
3M Co.	29,140	5,135,342
Acadia Pharmaceuticals, Inc. (a) (b)	78,880	2,509,173
Adobe Systems, Inc. (a)	49,740	5,398,780
Aetna, Inc.	77,820	8,984,319
Alphabet, Inc. Class A (a)	9,990	8,032,559
Alphabet, Inc. Class C (a)	10,358	8,051,170
Anthem, Inc.	41,900	5,250,489
Biogen, Inc. (a)	12,030	3,765,751
BioMarin Pharmaceutical, Inc. (a)	26,770	2,476,760
Bluebird Bio, Inc. (a) (b)	14,160	959,765
Citigroup, Inc.	155,160	7,328,207
Colgate-Palmolive Co.	111,060	8,233,988
eBay, Inc. (a)	65,850	2,166,465
Emerson Electric Co.	48,270	2,631,198
Facebook, Inc. Class A (a)	58,130	7,456,335
FNF Group	75,850	2,799,624
Gilead Sciences, Inc.	43,670	3,455,170
The Goldman Sachs Group, Inc.	25,140	4,054,328
Intuit, Inc.	65,840	7,243,058
Ionis Pharmaceuticals, Inc. (a) (b)	39,430	1,444,715

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Global Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
MacroGenics, Inc. (a)	53,830	$1,610,055
Maxim Integrated Products, Inc.	167,760	6,698,657
PayPal Holdings, Inc. (a)	92,640	3,795,461
S&P Global, Inc.	91,350	11,561,256
Sage Therapeutics, Inc. (a) (b)	31,730	1,461,167
Tiffany & Co. (b)	52,000	3,776,760
Twitter, Inc. (a)	125,690	2,897,154
United Parcel Service, Inc. Class B	45,600	4,986,816
Vertex Pharmaceuticals, Inc. (a)	9,500	828,495
The Walt Disney Co.	61,900	5,748,034
Zimmer Biomet Holdings, Inc.	35,960	4,675,519

		145,416,570

TOTAL COMMON STOCK (Cost $200,598,441)		305,569,213

PREFERRED STOCK — 1.8%
Germany — 1.7%
Bayerische Motoren Werke AG 4.940%	75,507	5,566,054

India — 0.1%
Zee Entertainment Enterprises Ltd., 6.000%	1,120,452	159,199

TOTAL PREFERRED STOCK (Cost $3,353,884)		5,725,253

TOTAL EQUITIES (Cost $203,952,325)		311,294,466

MUTUAL FUNDS — 5.2%
United States — 5.2%
Oppenheimer Institutional Money Market Fund Class E (c)	3,661,292	3,661,292
State Street Navigator Securities Lending Prime Portfolio (d)	12,607,626	12,607,626

		16,268,918

TOTAL MUTUAL FUNDS (Cost $16,268,918)		16,268,918

TOTAL LONG-TERM INVESTMENTS (Cost $220,221,243)		327,563,384

TOTAL INVESTMENTS — 104.1% (Cost $220,221,243) (e)		327,563,384

Other Assets/(Liabilities) — (4.1)%		(12,807,933)

NET ASSETS — 100.0%		$314,755,451

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

ADR	American Depositary Receipt
(a)	Non-income producing security.
(b)	Denotes all or a portion of security on loan. The total value of securities on loan as of September 30, 2016, was $12,249,775 or 3.89% of net assets. Total securities on loan may not correspond with the amounts identified in the Portfolio of Investments because pending sales may be in the process of recall from the brokers. (Note 2).
(c)	Affiliated issuer. See Note 7 for a summary of transactions in the investments of affiliated issuers.
(d)	Represents investment of security lending collateral. (Note 2).
(e)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MassMutual Premier International Equity Fund – Portfolio of Investments

September 30, 2016

	Number of Shares	Value
EQUITIES — 98.4%

COMMON STOCK — 98.4%
Australia — 3.2%
CIMIC Group Ltd.	135,442	$2,994,877
CSL Ltd.	72,500	5,954,075
Sonic Healthcare Ltd.	218,911	3,697,762
Telstra Corp. Ltd.	912,966	3,625,980

		16,272,694

Belgium — 0.7%
Anheuser-Busch InBev SA/NV	27,508	3,611,077

Brazil — 0.3%
Empresa Brasileira de Aeronautica SA	321,819	1,386,370

Canada — 6.2%
Alimentation Couche-Tard, Inc. Class B	106,564	5,164,327
CCL Industries, Inc. Class B	27,454	5,286,143
Dollarama, Inc. (a)	129,530	10,113,006
Hudson’s Bay Co. (a)	319,301	4,103,369
Saputo, Inc.	187,921	6,530,217

		31,197,062

Denmark — 3.9%
Coloplast A/S Class B	61,934	4,802,782
Novo Nordisk A/S Class B	112,282	4,678,283
Novozymes A/S	114,194	5,022,081
Pandora A/S	12,587	1,526,233
William Demant Holding A/S (b)	189,451	3,867,246

		19,896,625

Finland — 1.1%
Nokia OYJ	938,999	5,442,532

France — 13.7%
Cie Generale d’Optique Essilor International SA	37,888	4,886,183
Danone SA	48,837	3,622,356
Dassault Systemes SA	65,676	5,697,805
Edenred	221,034	5,168,331
Hermes International	12,666	5,153,233
Iliad SA	20,080	4,213,621
Legrand SA	76,530	4,512,257
LVMH Moet Hennessy Louis Vuitton SE	27,390	4,669,384
Pernod-Ricard SA	28,805	3,408,116
Schneider Electric SE	64,980	4,530,923
SEB SA	49,997	7,054,211
Technicolor SA Registered	649,260	4,431,505
Technip SA	60,772	3,732,222
Valeo SA	144,244	8,411,706

		69,491,853

	Number of Shares	Value
Germany — 8.3%
Bayerische Motoren Werke AG	35,619	$2,993,356
Brenntag AG	110,230	6,015,147
Continental AG	37,664	7,918,681
Infineon Technologies AG	591,341	10,551,423
ProSiebenSat.1 Media SE	105,268	4,508,187
SAP SE	72,065	6,557,048
United Internet AG	78,687	3,481,375

		42,025,217

India — 1.8%
Hero Honda Motors Ltd.	129,989	6,702,499
ICICI Bank Ltd. Sponsored ADR (India)	340,325	2,542,228

		9,244,727

Ireland — 2.3%
Experian PLC	262,980	5,269,015
James Hardie Industries NV	415,700	6,520,527

		11,789,542

Japan — 6.3%
Hoya Corp.	129,200	5,188,568
Keyence Corp.	9,509	6,920,814
Nidec Corp.	80,800	7,433,689
Nippon Telegraph & Telephone Corp.	186,500	8,517,527
Yahoo! Japan Corp. (a)	1,005,600	4,003,867

		32,064,465

Luxembourg — 0.9%
SES SA	189,320	4,643,704

Mexico — 0.6%
Grupo Televisa SAB Sponsored ADR (Mexico)	127,160	3,266,740

Netherlands — 7.2%
Aalberts Industries NV	190,001	6,478,573
Airbus Group SE	93,870	5,678,079
ASML Holding NV	46,738	5,125,248
Boskalis Westminster	92,093	3,277,427
Gemalto NV	43,268	2,774,378
Gemalto NV	22,371	1,434,446
Heineken NV	74,558	6,557,603
Koninklijke Vopak NV	96,450	5,062,470

		36,388,224

Panama — 1.3%
Carnival Corp.	137,200	6,698,104

South Africa — 0.9%
The SPAR Group Ltd.	313,696	4,396,829

Spain — 4.7%
Amadeus IT Group SA	144,953	7,241,844
Grifols SA	258,638	5,572,573

The accompanying notes are an integral part of the financial statements.

MassMutual Premier International Equity Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Industria de Diseno Textil SA	120,822	$4,478,936
Prosegur Cia de Seguridad SA	924,964	6,462,939

		23,756,292

Sweden — 2.3%
Atlas Copco AB	195,436	5,880,143
Swedish Match AB	88,010	3,228,086
Telefonaktiebolaget LM Ericsson Class B	346,700	2,502,139

		11,610,368

Switzerland — 11.2%
ABB Ltd.	99,632	2,237,087
Aryzta AG	101,292	4,494,800
Barry Callebaut AG	3,867	5,138,125
Cie Financiere Richemont SA	65,871	4,010,734
Galenica AG Registered	3,491	3,701,614
Lonza Group AG Registered	28,832	5,501,747
Roche Holding AG	22,890	5,670,679
SGS SA	1,563	3,499,131
Sika AG	1,135	5,516,339
Sonova Holding AG	31,974	4,525,399
Syngenta AG (b)	6,894	3,012,994
Temenos Group AG	105,032	6,616,530
UBS Group AG	203,285	2,760,339

		56,685,518

Thailand — 1.3%
CP ALL PCL	3,747,300	6,651,052

United Kingdom — 20.2%
Aggreko PLC	166,768	2,061,278
Aveva Group PLC	66,327	1,717,779
BT Group PLC	889,813	4,486,507
Bunzl PLC	224,863	6,653,405
Burberry Group PLC	256,862	4,596,883
Diageo PLC	90,869	2,605,493
Dignity PLC	102,407	3,719,480
Domino’s Pizza Group PLC	1,061,510	5,135,791
Essentra PLC	449,334	2,829,915
ICAP PLC	833,278	5,034,126
Inmarsat PLC	238,740	2,184,595
Intertek Group PLC	124,380	5,631,324
Prudential PLC	239,718	4,254,628
Reckitt Benckiser Group PLC	59,056	5,565,300
Rolls-Royce Holdings PLC	410,120	3,827,835
Royal Mail PLC	717,307	4,543,986
Sky PLC	306,227	3,548,429
Spectris PLC	96,429	2,459,732
Travis Perkins PLC	244,226	4,880,644
Tullett Prebon PLC	261,739	1,131,747
Unilever PLC	105,827	5,016,941
Vodafone Group PLC	2,095,642	6,008,992
The Weir Group PLC	85,794	1,886,161
Whitbread PLC	74,769	3,794,079

	Number of Shares	Value
William Hill PLC	1,055,188	$4,160,486
Wolseley PLC	88,751	5,002,661

		102,738,197

TOTAL COMMON STOCK (Cost $459,887,679)		499,257,192

PREFERRED STOCK — 0.0%
India — 0.0%
Zee Entertainment Enterprises Ltd., 6.000%	653,347	92,831

TOTAL PREFERRED STOCK (Cost $19,494)		92,831

TOTAL EQUITIES (Cost $459,907,173)		499,350,023

MUTUAL FUNDS — 4.0%
United States — 4.0%
Oppenheimer Institutional Money Market Fund Class E (c)	6,403,734	6,403,734
State Street Navigator Securities Lending Prime Portfolio (d)	13,876,296	13,876,296

		20,280,030

TOTAL MUTUAL FUNDS (Cost $20,280,030)		20,280,030

WARRANTS — 0.0%
UNITED STATES — 0.0%
Mei Pharma, Inc., Expires 5/10/17, Strike 7.14 (b) (e)	301,298	-

TOTAL WARRANTS (Cost $0)		-

TOTAL LONG-TERM INVESTMENTS (Cost $480,187,203)		519,630,053

TOTAL INVESTMENTS — 102.4% (Cost $480,187,203) (f)		519,630,053

Other Assets/(Liabilities) — (2.4)%		(12,202,188)

NET ASSETS — 100.0%		$507,427,865

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

ADR	American Depositary Receipt
(a)	Denotes all or a portion of security on loan. The total value of securities on loan as of September 30, 2016, was $13,176,018 or 2.60% of net assets. Total securities on loan may not correspond with the amounts identified in the Portfolio of

The accompanying notes are an integral part of the financial statements.

MassMutual Premier International Equity Fund – Portfolio of Investments (Continued)

Notes to Portfolio of Investments (Continued)

Investments because pending sales may be in the process of recall from the brokers. (Note 2).
(b)	Non-income producing security.
(c)	Affiliated issuer. See Note 7 for a summary of transactions in the investments of affiliated issuers.
(d)	Represents investment of security lending collateral. (Note 2).
(e)	This security is fair valued in good faith in accordance with procedures approved by the Board of Trustees. At September 30, 2016, these securities amounted to a value of $0 or 0.00% of net assets.
(f)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Strategic Emerging Markets Fund – Portfolio of Investments

September 30, 2016

	Number of Shares	Value
EQUITIES — 93.3%

COMMON STOCK — 90.8%
Bermuda — 1.4%
Jardine Strategic Holdings Ltd.	90,014	$2,945,203

Brazil — 4.8%
Ambev SA ADR (Brazil)	290,790	1,770,911
BM&F BOVESPA SA	569,100	2,941,614
Cielo SA	21,100	210,925
Embraer SA Sponsored ADR (Brazil)	84,650	1,461,059
Estacio Participacoes SA	319,100	1,747,512
Kroton Educacional SA	301,441	1,370,882
Sul America SA	192,800	962,177

		10,465,080

Cayman Islands — 21.0%
3SBio, Inc. (a) (b)	125,000	142,259
Alibaba Group Holding Ltd. Sponsored ADR (Cayman Islands) (a)	103,980	11,000,044
Baidu, Inc. Sponsored ADR (Cayman Islands) (a)	45,970	8,369,758
China Lodging Group Ltd. Sponsored ADR (Cayman Islands)	34,597	1,559,979
Ctrip.com International Ltd. ADR (Cayman Islands) (a)	98,490	4,586,679
Melco Crown Entertainment Ltd. ADR (Cayman Islands)	125,540	2,022,449
New Oriental Education & Technology Group, Inc. Sponsored ADR (Cayman Islands) (a)	62,590	2,901,673
SOHO China Ltd.	1,427,000	773,533
Tencent Holdings Ltd.	427,493	11,845,053
Tingyi Cayman Islands Holding Corp.	1,096,000	1,277,922
Want Want China Holdings Ltd.	2,267,000	1,411,112

		45,890,461

China — 2.3%
China Pacific Insurance Group Co. Ltd. Class H	540,800	2,009,789
Sinopharm Group Co. Ltd. Class H	630,800	3,059,472

		5,069,261

Colombia — 1.8%
Almacenes Exito SA (b)	32,800	167,418
Grupo Aval Acciones y Valores SA (c)	236,190	2,085,558
Grupo de Inversiones Suramericana SA	128,765	1,680,038

		3,933,014

Egypt — 0.6%
Commercial International Bank	254,596	1,369,036

	Number of Shares	Value
France — 2.6%
Kering	12,393	$2,497,311
LVMH Moet Hennessy Louis Vuitton SE	19,148	3,264,307

		5,761,618

Hong Kong — 3.8%
AIA Group Ltd.	826,400	5,536,971
Hang Lung Properties Ltd.	290,000	1,106,342
Hong Kong Exchanges and Clearing Ltd.	58,230	1,536,075

		8,179,388

India — 14.8%
Apollo Hospitals Enterprise Ltd.	84,606	1,675,123
Asian Paints Ltd.	31,928	558,376
Dr Reddy’s Laboratories Ltd.	48,987	2,283,966
Glenmark Pharmaceuticals Ltd.	63,430	881,819
Housing Development Finance Corp.	509,142	10,702,089
Infosys Technologies Ltd.	321,866	5,011,402
Kotak Mahindra Bank Ltd.	190,900	2,243,248
Sun Pharmaceutical Industries Ltd.	77,247	864,126
Tata Consultancy Services Ltd.	61,179	2,241,181
UltraTech Cement Ltd.	28,579	1,658,741
Zee Entertainment Enterprises Ltd.	492,935	4,046,230

		32,166,301

Indonesia — 2.1%
Astra International Tbk PT	2,728,000	1,733,312
Bank Mandiri Persero Tbk PT	1,674,500	1,443,280
Indocement Tunggal Prakarsa Tbk PT	805,500	1,072,957
Semen Indonesia Persero Tbk PT	487,000	378,384

		4,627,933

Italy — 1.4%
Prada SpA	932,700	2,997,055

Japan — 2.1%
Fast Retailing Co., Ltd. (c)	6,000	1,932,005
Murata Manufacturing Co. Ltd.	19,500	2,543,463

		4,475,468

Malaysia — 1.9%
Genting Bhd	1,573,500	3,022,860
Genting Malaysia Bhd	964,500	1,062,596

		4,085,456

Mexico — 4.0%
Fomento Economico Mexicano SAB de CV	211,751	1,949,030
Fomento Economico Mexicano SAB de CV, Series B Sponsored ADR (Mexico)	8,590	790,623
Grupo Aeroportuario del Sureste SAB de CV Class B	62,810	918,774

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Strategic Emerging Markets Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Grupo Financiero Banorte SAB de CV Class O	448,252	$2,353,180
Grupo Financiero Inbursa SAB de CV Class O	1,259,424	1,987,564
Kimberly-Clark de Mexico SAB de CV Class A (Mexico)	38,431	86,932
Wal-Mart de Mexico SAB de CV	326,653	715,142

		8,801,245

Nigeria — 0.4%
Nigerian Breweries PLC	1,252,771	597,783
Zenith Bank PLC	6,667,001	317,909

		915,692

Philippines — 3.0%
Ayala Land, Inc.	380,700	308,661
Jollibee Foods Corp.	305,160	1,552,984
SM Investments Corp.	188,235	2,624,613
SM Prime Holdings, Inc.	3,508,600	2,046,335

		6,532,593

Poland — 0.8%
Bank Pekao SA	56,657	1,840,750

Republic of Korea — 1.3%
LG Household & Health Care Ltd.	293	254,178
NAVER Corp.	3,302	2,650,684

		2,904,862

Russia — 8.0%
Alrosa AO (a)	1,447,598	1,994,217
Magnit OJSC (a)	42,002	6,990,386
NovaTek OAO Sponsored GDR (Russia) (d)	51,832	5,706,212
Sberbank of Russia PJSC Sponsored ADR (Russia)	287,680	2,692,977

		17,383,792

Singapore — 0.5%
Global Logistic Properties Ltd.	769,000	1,059,895

Taiwan — 4.0%
Taiwan Semiconductor Manufacturing Co. Ltd.	1,481,000	8,685,704

Thailand — 0.7%
Airports of Thailand PCL	35,700	411,091
CP ALL PCL	573,200	1,017,368

		1,428,459

Turkey — 1.0%
Anadolu Efes Biracilik Ve Malt Sanayii AS	165,208	999,178
BIM Birlesik Magazalar AS	69,904	1,166,174

		2,165,352

United Arab Emirates — 1.3%
DP World Ltd.	153,065	2,899,636

	Number of Shares	Value
United Kingdom — 2.7%
Glencore PLC (a)	543,925	$1,491,166
Old Mutual PLC	918,497	2,418,091
SABMiller PLC	34,106	1,987,453

		5,896,710

United States — 2.5%
Cognizant Technology Solutions Corp. Class A (a)	24,590	1,173,189
Las Vegas Sands Corp.	46,590	2,680,788
MercadoLibre, Inc.	1,480	273,756
Tiffany & Co. (c)	17,530	1,273,204

		5,400,937

TOTAL COMMON STOCK (Cost $185,268,538)		197,880,901

PREFERRED STOCK — 2.5%
Brazil — 2.5%
Lojas Americanas SA 0.670%	861,320	5,347,247

India — 0.0%
Zee Entertainment Enterprises Ltd., 6.000%	612,906	87,085

TOTAL PREFERRED STOCK (Cost $4,105,301)		5,434,332

TOTAL EQUITIES (Cost $189,373,839)		203,315,233

MUTUAL FUNDS — 0.9%
United States — 0.9%
State Street Navigator Securities Lending Prime Portfolio (e)	1,880,846	1,880,846

TOTAL MUTUAL FUNDS (Cost $1,880,846)		1,880,846

RIGHTS — 0.4%
Russia — 0.4%
Moscow Exchange OAO (a)	466,280	942,628

TOTAL RIGHTS (Cost $824,434)		942,628

WARRANTS — 0.0%
Malaysia — 0.0%
Genting BHD, Expires 12/18/18, Strike Price 7.96 (a)	121,100	40,996

TOTAL WARRANTS (Cost $57,060)		40,996

TOTAL LONG-TERM INVESTMENTS (Cost $192,136,179)		206,179,703

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Strategic Emerging Markets Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
SHORT-TERM INVESTMENTS — 5.7%
Repurchase Agreement — 5.7%
State Street Bank & Trust Co. Repurchase Agreement, dated 9/30/16, 0.010%, due 10/03/16 (f)	$12,559,882	$12,559,882

Time Deposit — 0.0%
Euro Time Deposit 0.010% 10/03/16	714	714

TOTAL SHORT-TERM INVESTMENTS (Cost $12,560,596)		12,560,596

TOTAL INVESTMENTS — 100.3% (Cost $204,696,775) (g)		218,740,299

Other Assets/(Liabilities) — (0.3)%		(716,191)

NET ASSETS — 100.0%		$218,024,108

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

ADR	American Depositary Receipt
GDR	Global Depositary Receipt
(a)	Non-income producing security.
(b)	Securities exempt from registration under rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2016, these securities amounted to a value of $309,677 or 0.14% of net assets.
(c)	Denotes all or a portion of security on loan. The total value of securities on loan as of September 30, 2016, was $1,805,199 or 0.83% of net assets. Total securities on loan may not correspond with the amounts identified in the Portfolio of Investments because pending sales may be in the process of recall from the brokers. (Note 2).
(d)	Security exempt from registration under Regulation S of the Securities Act of 1933, which exempts from registration securities offered and sold outside the United States. Security may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933. At September 30, 2016, these securities amounted to a value of $5,706,212 or 2.62% of net assets.
(e)	Represents investment of security lending collateral. (Note 2).
(f)	Maturity value of $12,559,893. Collateralized by U.S. Government Agency obligations with a rate of 1.000%, maturity date of 5/15/18, and an aggregate market value, including accrued interest, of $12,815,252.
(g)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Funds – Financial Statements

Statements of Assets and Liabilities

September 30, 2016

	MassMutual Premier U.S. Government Money Market Fund	MassMutual Premier Short- Duration Bond Fund
Assets:
Investments, at value (Note 2) (a)	$-	$553,752,118
Repurchase agreement, at value (Note 2) (b)	41,500,000	-
Other short-term investments, at value (Note 2) (c)	301,406,145	5,249,654

Total investments	342,906,145	559,001,772

Foreign currency, at value (d)	-	-
Receivables from:
Investments sold	-	-
Investments sold on a when-issued basis (Note 2)	-	7,152,107
Collateral pledged for reverse repurchase agreements (Note 2)	-	-
Open forward foreign currency contracts (Note 2)	-	151,174
Investment adviser (Note 3)	22,784	-
Fund shares sold	42,623	321,262
Variation margin on open derivative instruments (Note 2)	-	126,861
Interest and dividends	59,149	3,108,931
Open swap agreements, at value (Note 2)	-	-
Prepaid expenses	9,978	31,354

Total assets	343,040,679	569,893,461

Liabilities:
Payables for:
Investments purchased	-	$3,707,779
Reverse repurchase agreements (Note 2)	-	-
Interest for reverse repurchase agreements (Note 2)	-	-
Open forward foreign currency contracts (Note 2)	-	106,867
Investments purchased on a when-issued basis (Note 2)	-	4,214,382
Fund shares repurchased	8,042,940	6,301,709
Open swap agreements, at value (Note 2)	-	271,168
Trustees’ fees and expenses (Note 3)	100,568	92,790
Variation margin on open derivative instruments (Note 2)	-	9,695
Collateral held for open derivative instruments (Note 2)	-	-
Collateral held for when-issued securities (Note 2)	-	-
Affiliates (Note 3):
Investment advisory fees	101,020	168,748
Administration fees	40,128	50,124
Service fees	-	62,928
Shareholder service fees	-	17,142
Distribution fees	-	2,095
Due to custodian	-	282,637
Accrued expense and other liabilities	35,779	48,935

Total liabilities	8,320,435	15,336,999

Net assets	$334,720,244	$554,556,462

Net assets consist of:
Paid-in capital	$334,817,515	$556,326,564
Undistributed (accumulated) net investment income (loss)	(97,271)	9,580,122
Accumulated net realized gain (loss) on investments and foreign currency transactions	-	(14,443,129)
Net unrealized appreciation (depreciation) on investments and foreign currency translations	-	3,092,905

Net assets	$334,720,244	$554,556,462

(a) Cost of investments:	$-	$550,350,854
(b) Cost of repurchase agreements:	$41,500,000	$-
(c) Cost of other short-term investments:	$301,406,145	$5,249,825
(d) Cost of foreign currency:	$-	$-

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Inflation- Protected and Income Fund	MassMutual Premier Core Bond Fund	MassMutual Premier Diversified Bond Fund	MassMutual Premier High Yield Fund

$461,714,691	$1,242,783,727	$185,885,576	$401,397,046
97,877	-	-	-
113,721,423	187,095,999	34,556,826	18,317,787

575,533,991	1,429,879,726	220,442,402	419,714,833

-	-	3,112	-

687,207	1,878,302	323,841	214,151
-	213,069,577	24,022,750	-
48,823	-	-	-
-	365,472	137,911	-
1	-	-	2,822
401,025	681,598	161,407	331,372
-	-	-	-
777,159	6,961,540	1,177,042	7,694,102
226,813	-	-	-
30,332	38,416	32,270	37,732

577,705,351	1,652,874,631	246,300,735	427,995,012

4,735,048	9,426,449	2,635,259	5,764,352
264,809,962	-	-	-
266,580	-	-	-
-	258,358	103,898	-
1,689,955	385,828,377	49,949,217	4,810,000
507,559	1,178,019	18,128	332,160
245,129	694,082	87,097	-
50,805	276,075	31,534	36,204
11,372	887,464	88,286	-
-	-	63,000	-
-	556,314	-	-

102,193	415,538	61,687	153,184
27,699	92,346	25,141	31,232
19,385	104,823	26,508	36,536
7,432	32,635	9,541	9,569
1,554	500	903	7,998
251,611	-	-	-
35,692	77,217	38,409	40,850

272,761,976	399,828,197	53,138,608	11,222,085

$304,943,375	$1,253,046,434	$193,162,127	$416,772,927

$296,289,415	$1,220,042,470	$186,829,305	$408,729,052
5,913,818	28,012,559	3,221,808	16,712,123
(8,392,698)	(20,342,448)	(1,105,806)	(16,012,304)
11,132,840	25,333,853	4,216,820	7,344,056

$304,943,375	$1,253,046,434	$193,162,127	$416,772,927

$450,662,635	$1,217,555,933	$181,635,767	$394,052,982
$97,877	$-	$-	$-
$113,690,920	$187,076,455	$34,555,332	$18,317,795
$-	$-	$3,386	$-

MassMutual Premier Funds – Financial Statements (Continued)

Statements of Assets and Liabilities

September 30, 2016

	MassMutual Premier U.S. Government Money Market Fund	MassMutual Premier Short-Duration Bond Fund
Class I shares:
Net assets	$-	$166,281,443

Shares outstanding (a)	-	15,999,198

Net asset value, offering price and redemption price per share	$-	$10.39

Class R5 shares:
Net assets	$334,720,244	$199,354,197

Shares outstanding (a)	334,958,526	19,134,029

Net asset value, offering price and redemption price per share	$1.00	$10.42

Service Class shares:
Net assets	$-	$55,309,367

Shares outstanding (a)	-	5,344,713

Net asset value, offering price and redemption price per share	$-	$10.35

Administrative Class shares:
Net assets	$-	$32,905,606

Shares outstanding (a)	-	3,193,271

Net asset value, offering price and redemption price per share	$-	$10.30

Class A shares:
Net assets	$-	$87,598,127

Shares outstanding (a)	-	8,561,389

Net asset value and redemption price per share	$-	$10.23

Offering price per share
(100/[100-maximum sales charge] of net asset value)	$-	$10.60

Class R4 shares:
Net assets	$-	$9,446,268

Shares outstanding (a)	-	911,762

Net asset value, offering price and redemption price per share	$-	$10.36

Class R3 shares:
Net assets	$-	$3,661,454

Shares outstanding (a)	-	355,062

Net asset value, offering price and redemption price per share	$-	$10.31

(a)	Authorized unlimited number of shares with no par value.

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Inflation- Protected and Income Fund	MassMutual Premier Core Bond Fund	MassMutual Premier Diversified Bond Fund	MassMutual Premier High Yield Fund

$122,514,828	$501,736,814	$20,147,396	$220,759,227

11,349,781	44,545,349	1,830,152	23,760,599

$10.79	$11.26	$11.01	$9.29

$65,361,193	$408,472,172	$77,692,573	$45,866,864

6,054,411	36,178,377	7,603,352	4,915,589

$10.80	$11.29	$10.22	$9.33

$71,039,881	$91,885,402	$16,990,281	$59,787,262

6,604,465	8,189,903	1,643,423	6,410,845

$10.76	$11.22	$10.34	$9.33

$14,408,027	$85,249,089	$34,731,390	$28,948,401

1,326,264	7,650,167	3,369,269	3,147,981

$10.86	$11.14	$10.31	$9.20

$23,476,105	$150,013,926	$37,243,208	$29,055,313

2,215,510	13,599,037	3,622,520	3,168,956

$10.60	$11.03	$10.28	$9.17

$11.13	$11.58	$10.79	$9.73

$5,351,555	$14,905,905	$3,765,068	$18,428,349

506,531	1,354,740	368,252	2,023,634

$10.57	$11.00	$10.22	$9.11

$2,791,786	$783,126	$2,592,211	$13,927,511

264,011	69,631	254,399	1,499,404

$10.57	$11.25	$10.19	$9.29

MassMutual Premier Funds – Financial Statements (Continued)

Statements of Assets and Liabilities

September 30, 2016

	MassMutual Premier Balanced Fund	MassMutual Premier Value Fund
Assets:
Investments, at value (Note 2) (a)	$116,172,389	$64,167,805
Repurchase agreement, at value (Note 2) (b)	4,470	1,474,363
Other short-term investments, at value (Note 2) (c)	5,518,441	-

Total investments (d)	121,695,300	65,642,168

Receivables from:
Investments sold	571,773	32,141
Investments sold on a when-issued basis (Note 2)	5,520,325	-
Open forward foreign currency contracts (Note 2)	9,649	-
Investment adviser (Note 3)	1,957	7,786
Fund shares sold	66,624	10,544
Collateral pledged for open derivative instruments (Note 2)	71,397	-
Interest and dividends	304,660	44,491
Foreign taxes withheld	-	3,128
Prepaid expenses	30,792	30,512

Total assets	128,272,477	65,770,770

Liabilities:
Payables for:
Investments purchased	474,315	-
Open forward foreign currency contracts (Note 2)	6,821	-
Investments purchased on a when-issued basis (Note 2)	10,833,369	-
Fund shares repurchased	40,346	1,294
Securities on loan (Note 2)	-	687,150
Open swap agreements, at value (Note 2)	18,857	-
Trustees’ fees and expenses (Note 3)	31,101	53,118
Variation margin on open derivative instruments (Note 2)	2,409	-
Affiliates (Note 3):
Investment advisory fees	45,891	26,433
Administration fees	20,097	14,171
Service fees	24,258	3,846
Shareholder service fees	5,594	2,167
Distribution fees	3,110	66
Accrued expense and other liabilities	36,117	29,403

Total liabilities	11,542,285	817,648

Net assets	$116,730,192	$64,953,122

Net assets consist of:
Paid-in capital	$111,253,218	$91,314,469
Undistributed (accumulated) net investment income (loss)	1,442,249	534,123
Accumulated net realized gain (loss) on investments and foreign currency transactions	143,462	(33,360,908)
Net unrealized appreciation (depreciation) on investments and foreign currency translations	3,891,263	6,465,438

Net assets	$116,730,192	$64,953,122

(a) Cost of investments:	$112,248,555	$57,702,367
(b) Cost of repurchase agreements:	$4,470	$1,474,363
(c) Cost of other short-term investments:	$5,518,199	$-
(d) Securities on loan with market value of:	$-	$671,941

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Disciplined Value Fund	MassMutual Premier Main Street Fund	MassMutual Premier Disciplined Growth Fund	MassMutual Premier Small Cap Opportunities Fund

$204,746,317	$122,899,651	$355,703,252	$186,686,492
256,130	1,981,632	3,769,361	3,521,460
3,009	-	5,998	-

205,005,456	124,881,283	359,478,611	190,207,952

-	-	4,890	298,053
-	-	-	-
-	-	-	-
-	-	-	-
372,187	19,167	349,851	176,533
-	-	-	-
464,765	200,193	215,645	188,141
-	-	-	-
34,468	25,064	34,035	35,325

205,876,876	125,125,707	360,083,032	190,906,004

-	482,212	-	-
-	-	-	-
-	-	-	-
143,240	73,531	618,577	307,292
-	2,854,304	-	14,957,330
-	-	-	-
50,754	28,733	51,151	41,753
-	-	-	-

112,547	53,766	159,941	83,362
22,195	19,194	37,506	26,072
8,511	8,355	35,240	49,821
4,671	5,143	12,803	11,248
911	488	1,727	3,223
63,472	31,207	68,612	33,020

406,301	3,556,933	985,557	15,513,121

$205,470,575	$121,568,774	$359,097,475	$175,392,883

$185,871,083	$106,076,084	$314,378,042	$155,365,698
5,187,556	929,368	3,372,682	1,276,727
4,427,574	2,926,182	22,182,640	2,038,413
9,984,362	11,637,140	19,164,111	16,712,045

$205,470,575	$121,568,774	$359,097,475	$175,392,883

$194,761,955	$111,262,468	$336,539,141	$169,974,447
$256,130	$1,981,632	$3,769,361	$3,521,460
$3,009	$-	$5,998	$-
$-	$2,791,340	$-	$14,616,927

MassMutual Premier Funds – Financial Statements (Continued)

Statements of Assets and Liabilities

September 30, 2016

	MassMutual Premier Balanced Fund	MassMutual Premier Value Fund
Class I shares:
Net assets	$967,110	$110,376

Shares outstanding (a)	85,430	5,083

Net asset value, offering price and redemption price per share	$11.32	$21.71

Class R5 shares:
Net assets	$53,726,719	$46,856,175

Shares outstanding (a)	4,744,402	2,158,799

Net asset value, offering price and redemption price per share	$11.32	$21.70

Service Class shares:
Net assets	$14,129,545	$144,323

Shares outstanding (a)	1,194,055	6,628

Net asset value, offering price and redemption price per share	$11.83	$21.77

Administrative Class shares:
Net assets	$9,751,191	$11,707,865

Shares outstanding (a)	858,812	538,212

Net asset value, offering price and redemption price per share	$11.35	$21.75

Class A shares:
Net assets	$30,781,403	$5,918,175

Shares outstanding (a)	2,784,929	272,423

Net asset value and redemption price per share	$11.05	$21.72

Offering price per share
(100/[100-maximum sales charge] of net asset value)	$11.72	$23.05

Class R4 shares:
Net assets	$2,372,641	$109,654

Shares outstanding (a)	215,877	5,053

Net asset value, offering price and redemption price per share	$10.99	$21.70

Class R3 shares:
Net assets	$5,001,583	$106,554

Shares outstanding (a)	456,851	4,935

Net asset value, offering price and redemption price per share	$10.95	$21.59

(a)	Authorized unlimited number of shares with no par value.

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Disciplined Value Fund	MassMutual Premier Main Street Fund	MassMutual Premier Disciplined Growth Fund	MassMutual Premier Small Cap Opportunities Fund

$73,201,857	$739,317	$107,336,307	$3,642,137

4,561,940	70,943	9,184,214	263,752

$16.05	$10.42	$11.69	$13.81

$46,643,725	$73,380,261	$76,893,189	$61,310,270

2,903,701	7,046,758	6,577,464	4,448,141

$16.06	$10.41	$11.69	$13.78

$64,634,473	$1,979,263	$80,550,804	$13,313,186

4,052,766	184,838	6,879,083	967,883

$15.95	$10.71	$11.71	$13.75

$5,800,726	$29,370,503	$38,399,159	$17,641,421

357,918	2,825,441	3,252,623	1,289,381

$16.21	$10.40	$11.81	$13.68

$10,414,601	$11,876,921	$38,742,647	$69,494,773

658,479	1,157,324	3,358,920	5,177,209

$15.82	$10.26	$11.53	$13.42

$16.79	$10.89	$12.23	$14.24

$4,126,712	$3,420,515	$14,016,074	$4,467,157

261,634	334,539	1,219,059	334,490

$15.77	$10.22	$11.50	$13.36

$648,481	$801,994	$3,159,295	$5,523,939

40,741	77,853	275,887	414,773

$15.92	$10.30	$11.45	$13.32

MassMutual Premier Funds – Financial Statements (Continued)

Statements of Assets and Liabilities

September 30, 2016

	MassMutual Premier Global Fund	MassMutual Premier International Equity Fund	MassMutual Premier Strategic Emerging Markets Fund
Assets:
Investments, at value — unaffiliated issuers (Note 2) (a)	$323,902,092	$513,226,319	$206,179,703
Investments, at value — affiliated issuers (Note 2 & 7) (b)	3,661,292	6,403,734	-
Repurchase agreement, at value (Note 2) (c)	-	-	12,559,882
Other short-term investments, at value (Note 2) (d)	-	-	714

Total investments (e)	327,563,384	519,630,053	218,740,299

Cash	1	-	-
Foreign currency, at value (f)	-	110,847	814,815
Receivables from:
Investments sold	-	937,535	1,220,883
Investment adviser (Note 3)	-	-	34,548
Fund shares sold	100,348	643,888	232,470
Interest and dividends	306,132	605,965	282,015
Foreign taxes withheld	282,502	701,503	31,395
Prepaid expenses	25,390	31,732	40,736

Total assets	328,277,757	522,661,523	221,397,161

Liabilities:
Payables for:
Investments purchased	159,335	175,098	913,223
Fund shares repurchased	336,798	176,052	89,563
Securities on loan (Note 2)	12,607,626	13,876,296	1,880,846
Trustees’ fees and expenses (Note 3)	64,473	114,714	21,005
Affiliates (Note 3):
Investment advisory fees	193,935	361,682	176,855
Administration fees	42,468	40,212	9,791
Service fees	29,097	31,345	762
Shareholder service fees	17,366	8,465	430
Distribution fees	5,416	2,019	293
Accrued expense and other liabilities	65,792	447,775	280,285

Total liabilities	13,522,306	15,233,658	3,373,053

Net assets	$314,755,451	$507,427,865	$218,024,108

Net assets consist of:
Paid-in capital	$201,862,054	$460,839,821	$232,415,182
Undistributed (accumulated) net investment income (loss)	1,433,844	5,407,457	-
Distributions in excess of net investment income	-	-	(261,325)
Accumulated net realized gain (loss) on investments and foreign currency transactions	4,144,703	2,144,639	(27,942,445)
Net unrealized appreciation (depreciation) on investments and foreign currency translations	107,314,850	39,035,948	13,812,696

Net assets	$314,755,451	$507,427,865	$218,024,108

(a) Cost of investments — unaffiliated issuers:	$216,559,951	$473,783,469	$192,136,179
(b) Cost of investments — affiliated issuers:	$3,661,292	$6,403,734	$-
(c) Cost of repurchase agreements:	$-	$-	$12,559,882
(d) Cost of other short-term investments:	$-	$-	$714
(e) Securities on loan with market value of:	$12,249,775	$13,176,018	$1,805,199
(f) Cost of foreign currency:	$-	$110,850	$821,165

The accompanying notes are an integral part of the financial statements.

	MassMutual Premier Global Fund	MassMutual Premier International Equity Fund	MassMutual Premier Strategic Emerging Markets Fund
Class I shares:
Net assets	$16,575,894	$195,018,514	$204,625,787

Shares outstanding (a)	1,230,918	16,287,078	18,956,021

Net asset value, offering price and redemption price per share	$13.47	$11.97	$10.79

Class R5 shares:
Net assets	$125,170,944	$221,319,577	$3,148,169

Shares outstanding (a)	9,298,346	18,488,703	287,867

Net asset value, offering price and redemption price per share	$13.46	$11.97	$10.94

Service Class shares:
Net assets	$28,699,318	$22,509,947	$8,237,814

Shares outstanding (a)	2,150,073	1,886,340	764,503

Net asset value, offering price and redemption price per share	$13.35	$11.93	$10.78

Administrative Class shares:
Net assets	$99,084,577	$18,406,894	$676,557

Shares outstanding (a)	7,371,590	1,550,886	62,422

Net asset value, offering price and redemption price per share	$13.44	$11.87	$10.84

Class A shares:
Net assets	$32,200,332	$42,907,089	$94,596

Shares outstanding (a)	2,422,043	3,723,459	8,805

Net asset value and redemption price per share	$13.29	$11.52	$10.74

Offering price per share
(100/[100-maximum sales charge] of net asset value)	$14.10	$12.22	$11.40

Class R4 shares:
Net assets	$4,321,999	$3,648,075	$599,443

Shares outstanding (a)	327,236	317,966	55,917

Net asset value, offering price and redemption price per share	$13.21	$11.47	$10.72

Class R3 shares:
Net assets	$8,702,387	$3,617,769	$641,742

Shares outstanding (a)	655,926	316,591	60,002

Net asset value, offering price and redemption price per share	$13.27	$11.43	$10.70

(a)	Authorized unlimited number of shares with no par value.

MassMutual Premier Funds – Financial Statements (Continued)

Statements of Operations

For the Year Ended September 30, 2016

	MassMutual Premier U.S. Government Money Market Fund	MassMutual Premier Short- Duration Bond Fund
Investment income (Note 2):
Dividends	$-	$20,156
Interest (a)	1,340,038	13,746,963

Total investment income	1,340,038	13,767,119

Expenses (Note 3):
Investment advisory fees	1,316,730	1,996,913
Custody fees	40,822	71,543
Interest expense	-	-
Audit fees	31,661	37,351
Legal fees	7,890	6,611
Accounting & Administration fees	71,311	60,168
Proxy fees	985	985
Shareholder reporting fees	24,368	30,550
Trustees’ fees	17,986	26,960
Registration and filing fees	21,144	86,608
Transfer agent fees	3,000	3,000

	1,535,897	2,320,689
Administration fees:
Class R5	376,208	189,868
Service Class	-	98,494
Administrative Class	-	53,779
Class A	-	133,414
Class R4	-	15,724
Class R3	-	5,221
Distribution fees:
Class R3	-	6,527
Service fees:
Class A	-	222,356
Class R4	-	19,655
Class R3	-	6,527
Shareholder service fees:
Service Class	-	32,832
Administrative Class	-	53,779
Class A	-	133,414

Total expenses	1,912,105	3,292,279
Expenses waived:
Class I fees reimbursed by adviser	-	-
Class R5 fees reimbursed by adviser	(572,139)	-
Service Class fees reimbursed by adviser	-	-
Administrative Class fees reimbursed by adviser	-	-
Class A fees reimbursed by adviser	-	-
Class R4 fees reimbursed by adviser	-	-
Class R3 fees reimbursed by adviser	-	-
Class I advisory fees waived	-	-
Class R5 advisory fees waived	-	-
Service Class advisory fees waived	-	-
Administrative Class advisory fees waived	-	-
Class A advisory fees waived	-	-
Class R4 advisory fees waived	-	-
Class R3 advisory fees waived	-	-

Net expenses	1,339,966	3,292,279

Net investment income (loss)	72	10,474,840

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Inflation- Protected and Income Fund	MassMutual Premier Core Bond Fund	MassMutual Premier Diversified Bond Fund	MassMutual Premier High Yield Fund

$-	$225,984	$20,563	$-
7,219,834	41,921,208	5,618,228	23,596,593

7,219,834	42,147,192	5,638,791	23,596,593

1,279,207	5,324,982	702,535	1,476,411
82,292	147,617	57,359	74,458
1,486,420	-	-	-
37,393	38,916	38,130	36,237
3,773	16,822	2,066	3,203
49,031	98,223	43,510	46,064
985	985	985	985
19,981	67,833	12,678	25,028
15,844	66,544	8,445	13,679
85,966	89,043	81,611	84,564
3,000	3,000	3,000	3,000

3,063,892	5,853,965	950,319	1,763,629

59,471	435,760	70,401	39,097
108,175	168,700	26,618	89,641
18,377	130,527	52,238	39,210
34,391	239,353	53,990	41,227
5,845	25,442	6,848	20,478
2,855	1,409	2,012	17,001

3,569	1,761	2,515	21,250

57,319	398,921	89,983	68,711
7,306	31,802	8,560	25,598
3,569	1,761	2,515	21,250

36,058	56,233	8,873	29,880
18,377	130,527	52,238	39,210
34,391	239,353	53,990	41,227

3,453,595	7,715,514	1,381,100	2,257,409

-	-	(882)	(23,604)
-	-	(3,523)	(7,027)
-	-	(887)	(11,098)
-	-	(1,742)	(4,754)
-	-	(1,800)	(5,035)
-	-	(171)	(1,614)
-	-	(51)	(1,372)
(16,479)	-	-	-
(5,921)	-	-	-
(7,180)	-	-	-
(1,220)	-	-	-
(2,283)	-	-	-
(291)	-	-	-
(142)	-	-	-

3,420,079	7,715,514	1,372,044	2,202,905

3,799,755	34,431,678	4,266,747	21,393,688

MassMutual Premier Funds – Financial Statements (Continued)

Statements of Operations (Continued)

For the Year Ended September 30, 2016

	MassMutual Premier U.S. Government Money Market Fund	MassMutual Premier Short-Duration Bond Fund
Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investment transactions	$24,972	$(5,379,365)
Futures contracts	-	368,686
Swap agreements	-	58,656
Foreign currency transactions	-	-

Net realized gain (loss)	24,972	(4,952,023)

Net change in unrealized appreciation (depreciation) on:
Investment transactions	-	5,789,108
Futures contracts	-	(407,776)
Swap agreements	-	(146,958)
Translation of assets and liabilities in foreign currencies	-	44,307

Net change in unrealized appreciation (depreciation)	-	5,278,681

Net realized gain (loss) and change in unrealized appreciation (depreciation)	24,972	326,658

Net increase (decrease) in net assets resulting from operations	$25,044	$10,801,498

(a) Net of foreign withholding tax of:	$-	$235

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Inflation- Protected and Income Fund	MassMutual Premier Core Bond Fund	MassMutual Premier Diversified Bond Fund	MassMutual Premier High Yield Fund

$2,857,046	$(10,310,499)	$(712,516)	$(8,408,542)
(93,972)	7,127,802	453,395	-
72,755	146,651	15,079	-
-	-	(95,787)	-

2,835,829	(3,036,046)	(339,829)	(8,408,542)

15,358,946	27,271,448	5,894,364	22,383,759
34,910	314,858	(29,914)	-
108,070	(404,547)	(54,458)	-
-	107,113	48,966	-

15,501,926	27,288,872	5,858,958	22,383,759

18,337,755	24,252,826	5,519,129	13,975,217

$22,137,510	$58,684,504	$9,785,876	$35,368,905

$-	$-	$-	$-

MassMutual Premier Funds – Financial Statements (Continued)

Statements of Operations

For the Year Ended September 30, 2016

	MassMutual Premier Balanced Fund	MassMutual Premier Value Fund
Investment income (Note 2):
Dividends (a)	$1,798,338	$1,365,737
Interest	1,190,144	5,854
Securities lending net income	-	30,964

Total investment income	2,988,482	1,402,555

Expenses (Note 3):
Investment advisory fees	557,302	319,876
Custody fees	46,857	19,878
Audit fees	38,067	35,742
Legal fees	1,585	788
Accounting & Administration fees	48,302	49,682
Proxy fees	985	985
Shareholder reporting fees	11,031	7,975
Trustees’ fees	5,381	2,945
Registration and filing fees	80,633	86,205
Transfer agent fees	3,000	3,000

	793,143	527,076
Administration fees:
Class R5	55,564	45,804
Service Class	20,344	197
Administrative Class	13,701	17,644
Class A	46,025	8,954
Class R4	4,460	208
Class R3	8,504	199
Distribution fees:
Class R3	10,630	249
Service fees:
Class A	76,709	14,923
Class R4	5,575	259
Class R3	10,630	249
Shareholder service fees:
Service Class	6,781	65
Administrative Class	13,701	17,644
Class A	46,025	8,954

Total expenses	1,111,792	642,425
Expenses waived:
Class I fees reimbursed by adviser	(525)	(233)
Class R5 fees reimbursed by adviser	(46,470)	(102,529)
Service Class fees reimbursed by adviser	(11,224)	(293)
Administrative Class fees reimbursed by adviser	(7,550)	(26,343)
Class A fees reimbursed by adviser	(25,441)	(13,374)
Class R4 fees reimbursed by adviser	(1,849)	(231)
Class R3 fees reimbursed by adviser	(3,458)	(224)

Net expenses	1,015,275	499,198

Net investment income (loss)	1,973,207	903,357

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Disciplined Value Fund	MassMutual Premier Main Street Fund	MassMutual Premier Disciplined Growth Fund	MassMutual Premier Small Cap Opportunities Fund

$8,775,516	$2,540,557	$8,071,345	$3,104,656
8,949	7,325	10,315	7,283
-	10,523	-	62,008

8,784,465	2,558,405	8,081,660	3,173,947

1,394,256	676,106	2,073,048	937,061
28,919	21,154	41,780	25,846
36,844	34,198	36,964	35,178
3,480	1,722	5,242	1,834
46,090	45,762	53,449	43,215
986	985	985	985
42,920	11,737	49,329	12,135
14,442	5,611	21,982	7,373
85,008	86,725	80,188	81,588
3,000	3,000	3,000	3,000

1,655,945	887,000	2,365,967	1,148,215

46,349	75,154	88,336	58,508
100,027	4,446	128,486	16,210
10,106	47,973	55,207	25,568
12,647	18,038	59,000	100,416
5,287	545	20,782	5,955
2,129	833	7,768	6,168

2,661	1,042	9,709	7,710

21,078	30,063	98,334	167,360
6,609	681	25,978	7,444
2,661	1,042	9,709	7,710

33,342	1,482	42,829	5,403
10,106	47,973	55,207	25,568
12,647	18,038	59,000	100,416

1,921,594	1,134,310	3,026,312	1,682,651

-	-	-	-
-	-	-	-
-	-	-	-
-	-	-	-
-	-	-	-
-	-	-	-
-	-	-	-

1,921,594	1,134,310	3,026,312	1,682,651

6,862,871	1,424,095	5,055,348	1,491,296

MassMutual Premier Funds – Financial Statements (Continued)

Statements of Operations (Continued)

For the Year Ended September 30, 2016

	MassMutual Premier Balanced Fund	MassMutual Premier Value Fund
Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investment transactions	$497,262	$(673,740)
Futures contracts	317,670	-
Swap agreements	4,024	-
Foreign currency transactions	-	(179)

Net realized gain (loss)	818,956	(673,919)

Net change in unrealized appreciation (depreciation) on:
Investment transactions	7,918,577	6,242,120
Futures contracts	(22,690)	-
Swap agreements	(13,217)	-
Translation of assets and liabilities in foreign currencies	2,828	-

Net change in unrealized appreciation (depreciation)	7,885,498	6,242,120

Net realized gain (loss) and change in unrealized appreciation (depreciation)	8,704,454	5,568,201

Net increase (decrease) in net assets resulting from operations	$10,677,661	$6,471,558

(a) Net of foreign withholding tax of:	$-	$17,504

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Disciplined Value Fund	MassMutual Premier Main Street Fund	MassMutual Premier Disciplined Growth Fund	MassMutual Premier Small Cap Opportunities Fund

$7,375,476	$3,985,583	$22,562,050	$2,294,136
-	-	-	-
-	-	-	-
-	(4,100)	-	(15,898)

7,375,476	3,981,483	22,562,050	2,278,238

23,824,174	11,068,665	22,627,437	13,568,676
-	-	-	-
-	-	-	-
-	472	-	(2)

23,824,174	11,069,137	22,627,437	13,568,674

31,199,650	15,050,620	45,189,487	15,846,912

$38,062,521	$16,474,715	$50,244,835	$17,338,208

$4,369	$12,209	$-	$3,181

MassMutual Premier Funds – Financial Statements (Continued)

Statements of Operations

For the Year Ended September 30, 2016

	MassMutual Premier Global Fund	MassMutual Premier International Equity Fund	MassMutual Premier Strategic Emerging Markets Fund
Investment income (Note 2):
Dividends — unaffiliated issuers (a)	$6,077,875	$11,243,652	$3,051,323
Dividends — affiliated issuers (Note 7)	14,748	31,259	-
Interest	9,345	10,316	7,794
Securities lending net income	221,215	189,281	27,511

Total investment income	6,323,183	11,474,508	3,086,628

Expenses (Note 3):
Investment advisory fees	2,572,047	4,367,967	1,780,453
Custody fees	100,634	254,478	325,632
Audit fees	43,550	44,415	63,324
Legal fees	4,158	5,738	1,862
Accounting & Administration fees	57,614	64,339	51,144
Proxy fees	986	985	985
Shareholder reporting fees	18,366	24,566	10,818
Trustees’ fees	16,493	24,180	7,899
Registration and filing fees	87,534	83,569	80,205
Transfer agent fees	3,000	3,000	3,000

	2,904,382	4,873,237	2,325,322
Administration fees:
Class R5	148,084	236,052	3,896
Service Class	48,183	32,751	11,384
Administrative Class	163,005	28,407	760
Class A	56,531	67,645	297
Class R4	6,487	3,626	608
Class R3	12,879	4,017	635
Distribution fees:
Class R3	16,099	5,021	794
Service fees:
Class A	94,219	112,741	495
Class R4	8,108	4,532	760
Class R3	16,099	5,021	794
Shareholder service fees:
Service Class	16,061	10,917	3,795
Administrative Class	163,005	28,407	760
Class A	56,531	67,645	297

Total expenses	3,709,673	5,480,019	2,350,597
Expenses waived:
Class I fees reimbursed by adviser	-	-	(423,080)
Class R5 fees reimbursed by adviser	-	-	(9,949)
Service Class fees reimbursed by adviser	-	-	(19,415)
Administrative Class fees reimbursed by adviser	-	-	(1,298)
Class A fees reimbursed by adviser	-	-	(504)
Class R4 fees reimbursed by adviser	-	-	(782)
Class R3 fees reimbursed by adviser	-	-	(818)
Class I advisory fees waived	-	(12,841)	-
Class R5 advisory fees waived	-	(15,452)	-
Service Class advisory fees waived	-	(1,459)	-
Administrative Class advisory fees waived	-	(1,251)	-
Class A advisory fees waived	-	(2,964)	-
Class R4 advisory fees waived	-	(145)	-
Class R3 advisory fees waived	-	(156)	-

Net expenses	3,709,673	5,445,751	1,894,751

Net investment income (loss)	2,613,510	6,028,757	1,191,877

The accompanying notes are an integral part of the financial statements.

	MassMutual Premier Global Fund	MassMutual Premier International Equity Fund	MassMutual Premier Strategic Emerging Markets Fund
Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investment transactions	$9,169,625	$8,949,056	$(11,773,317)
Foreign currency transactions	(24,318)	(379,712)	(169,438)

Net realized gain (loss)	9,145,307	8,569,344	(11,942,755)

Net change in unrealized appreciation (depreciation) on:
Investment transactions	3,237,405 *	29,119,510 *	40,859,458 *
Translation of assets and liabilities in foreign currencies	97,019	9,560	543,835

Net change in unrealized appreciation (depreciation)	3,334,424	29,129,070	41,403,293

Net realized gain (loss) and change in unrealized appreciation (depreciation)	12,479,731	37,698,414	29,460,538

Net increase (decrease) in net assets resulting from operations	$15,093,241	$43,727,171	$30,652,415

(a) Net of foreign withholding tax of:	$466,435	$951,595	$231,806
* Net Increase (decrease) in accrued foreign capital gains tax of:	$(15,224)	$(235,598)	$(206,943)

MassMutual Premier Funds – Financial Statements (Continued)

Statements of Changes in Net Assets

	MassMutual Premier U.S. Government Money Market Fund
	Year Ended September 30, 2016	Year Ended September 30, 2015
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$72	$2
Net realized gain (loss) on investment transactions	24,972	9,187
Net change in unrealized appreciation (depreciation) on investments	-	-

Net increase (decrease) in net assets resulting from operations	25,044	9,189

Distributions to shareholders (Note 2):
From net investment income:
Class I	-	-
Class R5	(11,965)	(21,751)
Service Class	-	-
Administrative Class	-	-
Class A	-	-
Class R4	-	-
Class R3	-	-

Total distributions from net investment income	(11,965)	(21,751)

From net realized gains:
Class I	-	-
Class R5	-	-
Service Class	-	-
Administrative Class	-	-
Class A	-	-
Class R4	-	-
Class R3	-	-

Total distributions from net realized gains	-	-

Net fund share transactions (Note 5):
Class I	-	-
Class R5	(65,310,212)	(74,490,267)
Service Class	-	-
Administrative Class	-	-
Class A	-	-
Class R4	-	-
Class R3	-	-

Increase (decrease) in net assets from fund share transactions	(65,310,212)	(74,490,267)

Total increase (decrease) in net assets	(65,297,133)	(74,502,829)
Net assets
Beginning of year	400,017,377	474,520,206

End of year	$334,720,244	$400,017,377

Undistributed (accumulated) net investment income (loss) included in net assets at end of year	$(97,271)	$-

Distributions in excess of net investment income included in net assets at end of year	$-	$(85,599)

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Short-Duration Bond Fund		MassMutual Premier Inflation-Protected and Income Fund
Year Ended September 30, 2016	Year Ended September 30, 2015	Year Ended September 30, 2016	Year Ended September 30, 2015

$10,474,840	$9,778,461	$3,799,755	$1,568,601
(4,952,023)	4,831,207	2,835,829	56,664
5,278,681	(3,521,904)	15,501,926	(5,677,634)

10,801,498	11,087,764	22,137,510	(4,052,369)

(4,222,083)	(5,420,085)	(2,070,502)	(4,160,845)
(4,590,598)	(3,732,581)	(582,044)	(1,358,727)
(1,958,806)	(1,578,728)	(756,409)	(1,728,889)
(879,709)	(909,686)	(105,506)	(229,733)
(1,838,838)	(1,377,822)	(134,206)	(517,740)
(175,113)	(2,011)	(14,543)	(2,162)
(45,671)	(10,081)	(3,444)	(28,215)

(13,710,818)	(13,030,994)	(3,666,654)	(8,026,311)

-	(31,639)	-	-
-	(23,140)	-	-
-	(10,181)	-	-
-	(6,113)	-	-
-	(10,578)	-	-
-	(14)	-	-
-	(85)	-	-

-	(81,750)	-	-

12,058,459	(37,900,272)	(39,685,040)	(995,545)
40,882,540	(19,307,586)	1,731,671	4,450,406
(29,715,905)	10,755,918	(10,071,596)	2,699,074
(3,556,410)	(6,050,203)	1,797,747	1,680,909
12,649,341	(1,471,102)	(147,850)	(2,841,746)
3,603,350	5,778,574	4,132,071	904,670
2,100,060	951,559	2,300,600	(1,161,906)

38,021,435	(47,243,112)	(39,942,397)	4,735,862

35,112,115	(49,268,092)	(21,471,541)	(7,342,818)

519,444,347	568,712,439	326,414,916	333,757,734

$554,556,462	$519,444,347	$304,943,375	$326,414,916

$9,580,122	$9,836,894	$5,913,818	$3,667,508

$-	$-	$-	$-

MassMutual Premier Funds – Financial Statements (Continued)

Statements of Changes in Net Assets

	MassMutual Premier Core Bond Fund
	Year Ended September 30, 2016	Year Ended September 30, 2015
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$34,431,678	$39,296,685
Net realized gain (loss) on investment transactions	(3,036,046)	21,283,898
Net change in unrealized appreciation (depreciation) on investments	27,288,872	(37,563,240)

Net increase (decrease) in net assets resulting from operations	58,684,504	23,017,343

Distributions to shareholders (Note 2):
From net investment income:
Class I	(18,392,842)	(16,526,951)
Class R5	(13,227,798)	(12,500,333)
Service Class	(3,755,333)	(3,035,623)
Administrative Class	(2,491,012)	(1,757,067)
Class A	(4,190,328)	(3,657,324)
Class R4	(267,681)	(2,400)
Class R3	(14,877)	(24,295)

Total distributions from net investment income	(42,339,871)	(37,503,993)

From net realized gains:
Class I	(8,265,546)	(2,792,420)
Class R5	(6,172,224)	(2,220,261)
Service Class	(1,803,649)	(570,786)
Administrative Class	(1,231,876)	(334,199)
Class A	(2,311,413)	(784,888)
Class R4	(134,733)	(461)
Class R3	(8,654)	(5,687)

Total distributions from net realized gains	(19,928,095)	(6,708,702)

Net fund share transactions (Note 5):
Class I	(174,674,936)	66,420,673
Class R5	(79,824,947)	(14,972,782)
Service Class	(37,745,897)	(33,975,362)
Administrative Class	627,367	14,913,957
Class A	(16,166,644)	(5,483,609)
Class R4	5,745,974	8,927,907
Class R3	153,907	(590,696)

Increase (decrease) in net assets from fund share transactions	(301,885,176)	35,240,088

Total increase (decrease) in net assets	(305,468,638)	14,044,736
Net assets
Beginning of year	1,558,515,072	1,544,470,336

End of year	$1,253,046,434	$1,558,515,072

Undistributed (accumulated) net investment income (loss) included in net assets at end of year	$28,012,559	$29,872,748

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Diversified Bond Fund		MassMutual Premier High Yield Fund
Year Ended September 30, 2016	Year Ended September 30, 2015	Year Ended September 30, 2016	Year Ended September 30, 2015

$4,266,747	$3,789,400	$21,393,688	$16,574,927
(339,829)	1,415,659	(8,408,542)	(7,044,423)
5,858,958	(4,741,775)	22,383,759	(16,253,367)

9,785,876	463,284	35,368,905	(6,722,863)

(386,359)	(126,324)	(6,934,044)	(6,818,597)
(1,753,470)	(1,478,875)	(2,287,408)	(2,615,584)
(398,210)	(314,167)	(3,971,242)	(3,958,291)
(817,856)	(509,626)	(1,621,145)	(1,580,452)
(695,744)	(623,741)	(1,679,547)	(1,969,985)
(80,375)	(2,017)	(478,602)	(6,622)
(12,501)	(1,821)	(346,635)	(47,733)

(4,144,515)	(3,056,571)	(17,318,623)	(16,997,264)

(75,901)	(2,792)	-	(2,371,954)
(358,118)	(34,169)	-	(925,575)
(85,619)	(7,825)	-	(1,423,138)
(180,295)	(13,049)	-	(572,351)
(177,335)	(20,396)	-	(754,539)
(17,224)	(52)	-	(2,420)
(2,843)	(52)	-	(18,782)

(897,335)	(78,335)	-	(6,068,759)

3,835,480	10,258,037	103,407,200	12,960,747
10,574,682	(1,947,196)	2,622,746	6,413,130
(3,636,750)	4,867,979	(4,834,727)	8,446,472
(1,669,108)	14,020,447	3,660,580	4,167,071
(639,376)	2,799,634	(506,306)	(1,491,826)
729,170	2,872,655	14,811,423	2,658,808
2,138,551	312,227	9,748,074	2,875,355

11,332,649	33,183,783	128,908,990	36,029,757

16,076,675	30,512,161	146,959,272	6,240,871

177,085,452	146,573,291	269,813,655	263,572,784

$193,162,127	$177,085,452	$416,772,927	$269,813,655

$3,221,808	$2,826,250	$16,712,123	$12,658,491

MassMutual Premier Funds – Financial Statements (Continued)

Statements of Changes in Net Assets

	MassMutual Premier Balanced Fund
	Year Ended September 30, 2016	Year Ended September 30, 2015
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$1,973,207	$2,605,942
Net realized gain (loss) on investment transactions	818,956	10,376,426
Net change in unrealized appreciation (depreciation) on investments	7,885,498	(14,014,766)

Net increase (decrease) in net assets resulting from operations	10,677,661	(1,032,398)

Distributions to shareholders (Note 2):
From net investment income:
Class I	(9,467)	(683,991)
Class R5	(1,332,335)	(1,236,920)
Service Class	(296,398)	(190,039)
Administrative Class	(196,174)	(131,261)
Class A	(576,849)	(434,419)
Class R4	(51,793)	(1,600)
Class R3	(91,642)	(1,404)

Total distributions from net investment income	(2,554,658)	(2,679,634)

From net realized gains:
Class I	(30,621)	(3,061,965)
Class R5	(4,510,492)	(5,968,539)
Service Class	(1,042,848)	(958,600)
Administrative Class	(716,470)	(683,201)
Class A	(2,460,146)	(2,879,874)
Class R4	(181,309)	(8,757)
Class R3	(324,797)	(8,749)

Total distributions from net realized gains	(9,266,683)	(13,569,685)

Net fund share transactions (Note 5):
Class I	554,717	(33,680,201)
Class R5	(8,586,844)	(3,086,541)
Service Class	1,703,110	2,092,772
Administrative Class	1,144,383	2,640,463
Class A	(391,427)	1,219,005
Class R4	393,794	2,044,531
Class R3	3,353,909	1,710,445

Increase (decrease) in net assets from fund share transactions	(1,828,358)	(27,059,526)

Total increase (decrease) in net assets	(2,972,038)	(44,341,243)
Net assets
Beginning of year	119,702,230	164,043,473

End of year	$116,730,192	$119,702,230

Undistributed (accumulated) net investment income (loss) included in net assets at end of year	$1,442,249	$1,831,968

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Value Fund		MassMutual Premier Disciplined Value Fund
Year Ended September 30, 2016	Year Ended September 30, 2015	Year Ended September 30, 2016	Year Ended September 30, 2015

$903,357	$1,060,198	$6,862,871	$6,060,577
(673,919)	10,215,221	7,375,476	25,680,515
6,242,120	(12,525,891)	23,824,174	(45,119,771)

6,471,558	(1,250,472)	38,062,521	(13,378,679)

(1,729)	(2,038)	(3,673,296)	(3,260,008)
(721,893)	(1,167,383)	(938,314)	(1,184,635)
(1,852)	(2,270)	(1,307,815)	(1,139,617)
(158,282)	(229,145)	(133,031)	(115,418)
(67,859)	(103,865)	(120,839)	(139,242)
(1,234)	(1,679)	(45,578)	(1,573)
(927)	(1,243)	(2,452)	(1,953)

(953,776)	(1,507,623)	(6,221,325)	(5,842,446)

-	-	(3,272,325)	-
-	-	(887,232)	-
-	-	(1,291,029)	-
-	-	(140,597)	-
-	-	(154,323)	-
-	-	(49,544)	-
-	-	(3,446)	-

-	-	(5,798,496)	-

(105)	2,038	(105,330,995)	(8,358,014)
(3,540,323)	(16,610,303)	(3,963,835)	(22,465,744)
24,174	(17,825)	(6,743,282)	2,166,675
(1,293,998)	(1,495,530)	(2,220,786)	984,939
(1,220,248)	(584,377)	1,609,747	(2,091,109)
(197)	1,879	1,357,808	2,601,007
1,761	287	277,321	24,926

(6,028,936)	(18,703,831)	(115,014,022)	(27,137,320)

(511,154)	(21,461,926)	(88,971,322)	(46,358,445)

65,464,276	86,926,202	294,441,897	340,800,342

$64,953,122	$65,464,276	$205,470,575	$294,441,897

$534,123	$688,111	$5,187,556	$4,396,342

MassMutual Premier Funds – Financial Statements (Continued)

Statements of Changes in Net Assets

	MassMutual Premier Main Street Fund
	Year Ended September 30, 2016	Year Ended September 30, 2015
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$1,424,095	$1,705,347
Net realized gain (loss) on investment transactions	3,981,483	42,937,276
Net change in unrealized appreciation (depreciation) on investments	11,069,137	(39,140,775)

Net increase (decrease) in net assets resulting from operations	16,474,715	5,501,848

Distributions to shareholders (Note 2):
From net investment income:
Class I	(419)	(445,293)
Class R5	(1,121,638)	(854,427)
Service Class	(13,942)	(53,727)
Administrative Class	(406,873)	(215,423)
Class A	(127,765)	(57,341)
Class R4	(2,224)	(638)
Class R3	(3,796)	(359)

Total distributions from net investment income	(1,676,657)	(1,627,208)

From net realized gains:
Class I	(8,799)	(1,023,142)
Class R5	(25,323,663)	(2,113,464)
Service Class	(583,837)	(146,016)
Administrative Class	(10,656,650)	(699,444)
Class A	(4,277,912)	(295,968)
Class R4	(58,326)	(2,283)
Class R3	(103,854)	(2,553)

Total distributions from net realized gains	(41,013,041)	(4,282,870)

Net fund share transactions (Note 5):
Class I	708,043	(50,324,825)
Class R5	20,325,095	(26,331,864)
Service Class	(4,511,613)	(11,956)
Administrative Class	4,469,765	(2,542,180)
Class A	1,857,708	(270,690)
Class R4	3,326,066	3,121
Class R3	730,284	24,879

Increase (decrease) in net assets from fund share transactions	26,905,348	(79,453,515)

Total increase (decrease) in net assets	690,365	(79,861,745)
Net assets
Beginning of year	120,878,409	200,740,154

End of year	$121,568,774	$120,878,409

Undistributed (accumulated) net investment income (loss) included in net assets at end of year	$929,368	$1,225,944

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Disciplined Growth Fund		MassMutual Premier Small Cap Opportunities Fund
Year Ended September 30, 2016	Year Ended September 30, 2015	Year Ended September 30, 2016	Year Ended September 30, 2015

$5,055,348	$5,166,663	$1,491,296	$1,145,559
22,562,050	38,051,105	2,278,238	15,510,850
22,627,437	(36,320,687)	13,568,674	(11,140,128)

50,244,835	6,897,081	17,338,208	5,516,281

(2,336,591)	(1,940,078)	(16,478)	(50,971)
(955,316)	(1,159,490)	(402,813)	(691,849)
(905,689)	(763,710)	(74,292)	(65,843)
(318,099)	(207,877)	(66,134)	(149,435)
(234,446)	(212,683)	(145,188)	(343,507)
(83,598)	(807)	(8,881)	(723)
(36,279)	(608)	(11,123)	(535)

(4,870,018)	(4,285,253)	(724,909)	(1,302,863)

(14,078,291)	(21,502,191)	(199,275)	(697,224)
(6,415,840)	(13,925,527)	(5,761,090)	(10,582,387)
(6,571,097)	(10,069,315)	(1,084,737)	(1,036,035)
(2,545,498)	(3,075,438)	(1,523,756)	(2,618,610)
(2,763,442)	(4,261,079)	(6,655,266)	(10,627,106)
(609,627)	(12,902)	(128,067)	(14,502)
(292,275)	(12,890)	(210,981)	(14,488)

(33,276,070)	(52,859,342)	(15,563,172)	(25,590,352)

(82,494,554)	21,589,852	3,682,738	(4,421,503)
(11,108,613)	(12,388,040)	2,275,492	(6,192,961)
(9,579,854)	11,101,949	6,367,336	994,631
3,777,490	12,848,190	(754,240)	3,023,166
(597,334)	7,107,732	2,901,383	5,264,138
7,725,117	6,430,980	3,575,259	508,727
(524,477)	3,684,829	4,182,258	1,292,881

(92,802,225)	50,375,492	22,230,226	469,079

(80,703,478)	127,978	23,280,353	(20,907,855)

439,800,953	439,672,975	152,112,530	173,020,385

$359,097,475	$439,800,953	$175,392,883	$152,112,530

$3,372,682	$3,694,487	$1,276,727	$684,412

MassMutual Premier Funds – Financial Statements (Continued)

Statements of Changes in Net Assets

	MassMutual Premier Global Fund
	Year Ended September 30, 2016	Year Ended September 30, 2015
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$2,613,510	$3,613,845
Net realized gain (loss) on investment transactions	9,145,307	28,485,709
Net change in unrealized appreciation (depreciation) on investments	3,334,424	(41,258,420)

Net increase (decrease) in net assets resulting from operations	15,093,241	(9,158,866)

Distributions to shareholders (Note 2):
From net investment income:
Class I	(30,113)	(1,251)
Class R5	(1,390,770)	(2,308,576)
Service Class	(278,289)	(201,567)
Administrative Class	(724,998)	(1,242,589)
Class A	(152,532)	(273,008)
Class R4	(31,513)	(919)
Class R3	(27,852)	(11,076)

Total distributions from net investment income	(2,636,067)	(4,038,986)

From net realized gains:
Class I	(244,605)	(4,724)
Class R5	(12,918,214)	(9,357,304)
Service Class	(2,753,401)	(865,462)
Administrative Class	(9,121,946)	(6,191,912)
Class A	(3,237,261)	(2,043,203)
Class R4	(273,902)	(4,772)
Class R3	(362,854)	(81,198)

Total distributions from net realized gains	(28,912,183)	(18,548,575)

Net fund share transactions (Note 5):
Class I	14,821,632	1,046,052
Class R5	(32,776,913)	(24,642,293)
Service Class	4,152	19,275,412
Administrative Class	(16,995,190)	(5,233,190)
Class A	(6,557,294)	(2,493,648)
Class R4	3,828,117	663,340
Class R3	5,865,901	1,640,341

Increase (decrease) in net assets from fund share transactions	(31,809,595)	(9,743,986)

Total increase (decrease) in net assets	(48,264,604)	(41,490,413)
Net assets
Beginning of year	363,020,055	404,510,468

End of year	$314,755,451	$363,020,055

Undistributed (accumulated) net investment income (loss) included in net assets at end of year	$1,433,844	$1,346,379

Distributions in excess of net investment income included in net assets at end of year	$-	$-

The accompanying notes are an integral part of the financial statements.

MassMutual Premier International Equity Fund		MassMutual Premier Strategic Emerging Markets Fund
Year Ended September 30, 2016	Year Ended September 30, 2015	Year Ended September 30, 2016	Year Ended September 30, 2015

$6,028,757	$5,847,272	$1,191,877	$1,220,505
8,569,344	19,055,754	(11,942,755)	(11,348,107)
29,129,070	(43,072,684)	41,403,293	(30,861,635)

43,727,171	(18,169,658)	30,652,415	(40,989,237)

(2,095,715)	(1,052,391)	(1,204,528)	(1,724,701)
(2,525,746)	(3,791,949)	(13,627)	(93,369)
(212,860)	(243,009)	(44,993)	(2,863)
(166,318)	(175,534)	(2,191)	(3,624)
(272,171)	(413,993)	(82)	(4,729)
(5,437)	(898)	(742)	(850)
(10,452)	(715)	(649)	(652)

(5,288,699)	(5,678,489)	(1,266,812)	(1,830,788)

(6,711,005)	(12,802,456)	-	-
(9,017,251)	(51,616,098)	-	-
(829,544)	(3,526,132)	-	-
(730,576)	(2,863,471)	-	-
(1,787,455)	(8,963,627)	-	-
(21,263)	(14,917)	-	-
(41,357)	(14,901)	-	-

(19,138,451)	(79,801,602)	-	-

17,828,478	128,329,404	49,518,495	26,035,772
(38,880,404)	(38,369,156)	(4,842,404)	819,180
(69,542)	2,785,375	(25,957)	8,198,398
(1,562,712)	4,694,603	160,783	147,520
(5,899,158)	4,870,336	(129,809)	(203,196)
3,112,106	292,417	417,128	39,879
2,981,376	485,280	396,277	131,784

(22,489,856)	103,088,259	45,494,513	35,169,337

(3,189,835)	(561,490)	74,880,116	(7,650,688)

510,617,700	511,179,190	143,143,992	150,794,680

$507,427,865	$510,617,700	$218,024,108	$143,143,992

$5,407,457	$5,077,285	$-	$31,050

$-	$-	$(261,325)	$-

MassMutual Premier Funds – Financial Statements (Continued)

Statement of Cash Flows

For the Year Ended September 30, 2016

MassMutual Premier Inflation- Protected and Income Fund
Cash flows from operating activities:
Net increase (decrease) in net assets resulting from operations	$22,137,510
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by (used in) operating activities:
Investments purchased	(221,648,727)
Investments sold	268,687,033
(Increase) Decrease to the principal amount of inflation-indexed bonds	(2,271,028)
(Purchase) Sale of short-term investments, net	(10,236,639)
Amortization (Accretion) of discount and premium, net	1,769,561
(Increase) Decrease in receivable from interest and dividends	89,313
(Increase) Decrease in prepaid expenses	3,239
(Increase) Decrease in receivable for open swap agreements	(27,522)
Increase (Decrease) in payable for Trustees’ fees and expenses	2,045
Increase (Decrease) in payable for investment advisory fees	(210)
Increase (Decrease) in payable for administration fees	2,811
Increase (Decrease) in payable for service fees	3,689
Increase (Decrease) in payable for distribution fees	1,310
Increase (Decrease) in payable for shareholder service fees	39
Increase (Decrease) in variation margin payable on open derivative instruments	36,352
Increase (Decrease) in payable for accrued expenses and other liabilities	2,744
Net change in unrealized (appreciation) depreciation on investments	(15,358,946)
Net realized (gain) loss from investments	(2,857,046)

Net cash from (used in) operating activities	40,335,528

Cash flows from (used in) financing activities:
Increase (Decrease) in due to custodian	251,598
Proceeds from shares sold	111,281,191
Payment on shares redeemed	(155,101,187)
Cash distributions paid	(1,029)
Net increase in reverse repurchase agreements	217,813
Increase (Decrease) in collateral pledged for reverse repurchase agreements	2,892,589
Increase (Decrease) in payable for interest for reverse repurchase agreements	123,497

Net cash from (used in) financing activities	(40,335,528)

Net increase (decrease) in cash	-
Cash at beginning of year	-

Cash at end of year	$-

Non cash financing activities not included herein consist of:
Reinvestment of all distributions	$3,665,625
Cash paid out for interest on reverse repurchase agreements	$1,362,923

The accompanying notes are an integral part of the financial statements.

MassMutual Premier U.S. Government Money Market Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations						Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]		Net realized and unrealized gain (loss) on investments		Total income (loss) from investment operations		From net investment income	Total distributions	Net asset value, end of the period	Total return[l]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers		Ratio of expenses to average daily net assets after expense waivers[j]		Net investment income (loss) to average daily net assets
Class R5
9/30/16	$1.00	$0.00	[d]	$0.00	[d]	$0.00	[d]	$(0.00)[d]	$(0.00)[d]	$1.00	0.00%	[e]	$334,720	0.51%		0.36%		0.00%	[e]
9/30/15	1.00	0.00	[d]	0.00	[d]	0.00	[d]	(0.00)[d]	(0.00)[d]	1.00	0.01%		400,017	0.50%		0.14%		0.00%	[e]
9/30/14	1.00	0.00	[d]	0.00	[d]	0.00	[d]	(0.00)[d]	(0.00)[d]	1.00	0.00%	[e]	474,520	0.48%		0.12%		0.00%	[e]
9/30/13	1.00	0.00	[d]	(0.00)[d]		0.00	[d]	(0.00)[d]	(0.00)[d]	1.00	0.01%		152,076	0.45%		0.15%		0.01%
9/30/12[i]	1.00	0.00	[d]	0.00	[d]	0.00	[d]	(0.00)[d]	(0.00)[d]	1.00	0.00%	[b,e]	162,906	0.46%	[a]	0.16%	[a]	0.00%	[a,e]
10/31/11	1.00	0.00	[d]	0.00	[d]	0.00	[d]	(0.00)[d]	(0.00)[d]	1.00	0.00%	[e]	189,764	0.46%		0.20%		0.00%	[e]

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
d	Amount is less than $0.005 per share.
e	Amount is less than 0.005%.
i	For the period November 1, 2011 through September 30, 2012.
j	Computed after giving effect to an agreement by MML Advisers and/or MassMutual to waive certain fees and expenses of the Fund.
l	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Short-Duration Bond Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers		Ratio of expenses to average daily net assets after expense waivers[j]		Net investment income (loss) to average daily net assets
Class I
9/30/16	$10.46	$0.20	$0.00 [d]	$0.20	$(0.27)	$-	$(0.27)	$10.39	1.98%	*	$166,281	0.40%		N/A		1.97%
9/30/15	10.50	0.19	0.01	0.20	(0.24)	(0.00)[d]	(0.24)	10.46	2.00%		154,219	0.40%		N/A		1.83%
9/30/14	10.57	0.17	(0.01)	0.16	(0.23)	-	(0.23)	10.50	1.46%		193,155	0.44%		0.37%		1.62%
9/30/13	10.77	0.18	(0.02)	0.16	(0.23)	(0.13)	(0.36)	10.57	1.62%		188,114	0.50%		0.36%		1.68%
9/30/12[i]	10.87	0.18	0.16	0.34	(0.22)	(0.22)	(0.44)	10.77	3.20%	[b]	134,803	0.51%	[a]	0.37%	[a]	1.83%	[a]
10/31/11[g]	10.86	0.20	0.13	0.33	(0.25)	(0.07)	(0.32)	10.87	3.05%	[b]	137,464	0.52%	[a]	0.37%	[a]	2.07%	[a]
Class R5
9/30/16	$10.49	$0.19	$0.00 [d]	$0.19	$(0.26)	$-	$(0.26)	$10.42	1.88%		$199,354	0.50%		N/A		1.87%
9/30/15	10.52	0.18	0.02	0.20	(0.23)	(0.00)[d]	(0.23)	10.49	1.95%		159,429	0.50%		N/A		1.73%
9/30/14	10.59	0.15	(0.01)	0.14	(0.21)	-	(0.21)	10.52	1.36%		179,221	0.59%		0.52%		1.47%
9/30/13	10.79	0.16	(0.02)	0.14	(0.21)	(0.13)	(0.34)	10.59	1.43%		196,790	0.69%		0.55%		1.48%
9/30/12[i]	10.88	0.16	0.16	0.32	(0.19)	(0.22)	(0.41)	10.79	2.91%	[b]	158,361	0.70%	[a]	0.56%	[a]	1.64%	[a]
10/31/11	10.93	0.20	0.05	0.25	(0.23)	(0.07)	(0.30)	10.88	2.38%		155,719	0.67%		0.55%		1.86%
Service Class
9/30/16	$10.42	$0.18	$0.00 [d]	$0.18	$(0.25)	$-	$(0.25)	$10.35	1.78%		$55,309	0.60%		N/A		1.75%
9/30/15	10.45	0.17	0.02	0.19	(0.22)	(0.00)[d]	(0.22)	10.42	1.87%		86,058	0.60%		N/A		1.64%
9/30/14	10.53	0.15	(0.02)	0.13	(0.21)	-	(0.21)	10.45	1.25%		75,423	0.66%		0.59%		1.40%
9/30/13	10.72	0.15	(0.01)	0.14	(0.20)	(0.13)	(0.33)	10.53	1.33%		75,944	0.74%		0.60%		1.43%
9/30/12[i]	10.82	0.15	0.16	0.31	(0.19)	(0.22)	(0.41)	10.72	2.93%	[b]	79,985	0.75%	[a]	0.61%	[a]	1.59%	[a]
10/31/11	10.87	0.19	0.05	0.24	(0.22)	(0.07)	(0.29)	10.82	2.30%		75,045	0.73%		0.60%		1.80%

	Year ended September 30				Period ended September 30, 2012[b,i]	Year ended October 31
	2016	2015	2014	2013		2011
Portfolio turnover rate	87%	59%	90%	146%	349%	384%

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
d	Amount is less than $0.005 per share.
g	For the period December 3, 2010 (commencement of operations) through October 31, 2011.
i	For the period November 1, 2011 through September 30, 2012.
j	Computed after giving effect to an agreement by MML Advisers and/or MassMutual to waive certain fees and expenses of the Fund.
l	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.
gg	For the period April 1, 2014 (commencement of operations) through September 30, 2014.
*	Generally accepted accounting principles may require adjustment to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the returns reported in the portfolio manager commentary section of this report.

The accompanying notes are an integral part of the financial statements.

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers		Ratio of expenses to average daily net assets after expense waivers[j]		Net investment income (loss) to average daily net assets
Administrative Class
9/30/16	$10.37	$0.17	$0.00 [d]	$0.17	$(0.24)	$-	$(0.24)	$10.30	1.69%	*	$32,906	0.70%		N/A		1.66%
9/30/15	10.41	0.16	0.01	0.17	(0.21)	(0.00)[d]	(0.21)	10.37	1.69%		36,789	0.70%		N/A		1.53%
9/30/14	10.49	0.14	(0.02)	0.12	(0.20)	-	(0.20)	10.41	1.19%		42,999	0.75%		0.68%		1.31%
9/30/13	10.69	0.14	(0.01)	0.13	(0.20)	(0.13)	(0.33)	10.49	1.27%		48,954	0.82%		0.68%		1.36%
9/30/12[i]	10.74	0.15	0.16	0.31	(0.14)	(0.22)	(0.36)	10.69	2.87%	[b]	37,298	0.83%	[a]	0.69%	[a]	1.51%	[a]
10/31/11	10.80	0.18	0.05	0.23	(0.22)	(0.07)	(0.29)	10.74	2.18%		44,760	0.80%		0.68%		1.72%
Class A
9/30/16	$10.30	$0.14	$0.00 [d]	$0.14	$(0.21)	$-	$(0.21)	$10.23	1.49%	*	$87,598	0.95%		N/A		1.42%
9/30/15	10.34	0.13	0.02	0.15	(0.19)	(0.00)[d]	(0.19)	10.30	1.44%		75,507	0.95%		N/A		1.28%
9/30/14	10.41	0.11	(0.01)	0.10	(0.17)	-	(0.17)	10.34	0.88%		77,196	1.00%		0.93%		1.06%
9/30/13	10.62	0.12	(0.02)	0.10	(0.18)	(0.13)	(0.31)	10.41	0.99%		74,711	1.07%		0.93%		1.11%
9/30/12[i]	10.71	0.12	0.16	0.28	(0.15)	(0.22)	(0.37)	10.62	2.66%	[b]	71,031	1.08%	[a]	0.94%	[a]	1.26%	[a]
10/31/11	10.76	0.16	0.05	0.21	(0.19)	(0.07)	(0.26)	10.71	2.02%		69,635	1.06%		0.93%		1.48%
Class R4
9/30/16	$10.45	$0.16	$0.00 [d]	$0.16	$(0.25)	$-	$(0.25)	$10.36	1.59%	*	$9,446	0.85%		N/A		1.53%
09/30/15	10.50	0.14	0.02	0.16	(0.21)	(0.00)[d]	(0.21)	10.45	1.57%		5,881	0.85%		N/A		1.39%
09/30/14gg	10.45	0.06	(0.01)	0.05	-	-	-	10.50	0.48%	[b]	100	0.84%	[a]	N/A		1.22%	[a]
Class R3
9/30/16	$10.42	$0.13	$0.00 [d]	$0.13	$(0.24)	$-	$(0.24)	$10.31	1.27%	*	$3,661	1.10%		N/A		1.29%
9/30/15	10.46	0.12	0.01	0.13	(0.17)	(0.00)[d]	(0.17)	10.42	1.27%		1,561	1.10%		N/A		1.15%
9/30/14	10.44	0.09	(0.02)	0.07	(0.05)	-	(0.05)	10.46	0.72%		618	1.23%		1.16%		0.82%
9/30/13	10.49	0.08	-	0.08	-	(0.13)	(0.13)	10.44	0.74%		1,251	1.37%		1.23%		0.81%
9/30/12[i]	10.60	0.09	0.15	0.24	(0.13)	(0.22)	(0.35)	10.49	2.29%	[b]	944	1.38%	[a]	1.24%	[a]	0.93%	[a]
10/31/11	10.66	0.12	0.06	0.18	(0.17)	(0.07)	(0.24)	10.60	1.67%		8,835	1.36%		1.23%		1.18%

MassMutual Premier Inflation-Protected and Income Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers[n]		Ratio of expenses to average daily net assets after expense waivers[j,n]		Interest expense to average daily net assets [p]		Net investment income (loss) to average daily net assets
Class I
9/30/16	$10.19	$0.13	$0.59	$0.72	$(0.12)	$-	$(0.12)	$10.79	7.16%	*	$122,515	0.91%		0.90%		0.44%		1.23%
9/30/15	10.56	0.06	(0.17)	(0.11)	(0.26)	-	(0.26)	10.19	(1.12%	)	153,421	0.67%		N/A		0.20%		0.56%
9/30/14	11.00	0.26	(0.08)	0.18	(0.26)	(0.36)	(0.62)	10.56	1.79%		160,396	0.64%		0.58%		0.13%		2.42%
9/30/13	12.22	0.28	(0.99)	(0.71)	(0.40)	(0.11)	(0.51)	11.00	(6.12%	)	115,192	0.77%		0.64%		0.20%		2.43%
9/30/12[i]	11.91	0.23	0.59	0.82	(0.51)	-	(0.51)	12.22	7.12%	[b]	124,528	0.79%	[a]	0.66%	[a]	0.21%	[a]	2.10%	[a]
10/31/11[h]	10.67	0.30	0.94	1.24	-	-	-	11.91	11.62%	[b]	101,708	0.74%	[a]	0.60%	[a]	0.15%	[a]	3.88%	[a]
Class R5
9/30/16	$10.19	$0.13	$0.59	$0.72	$(0.11)	$-	$(0.11)	$10.80	7.14%		$65,361	1.01%		1.00%		0.44%		1.22%
9/30/15	10.56	0.05	(0.18)	(0.13)	(0.24)	-	(0.24)	10.19	(1.22%	)	60,285	0.77%		N/A		0.20%		0.48%
9/30/14	10.99	0.24	(0.07)	0.17	(0.24)	(0.36)	(0.60)	10.56	1.62%		57,910	0.75%		0.69%		0.13%		2.30%
9/30/13	12.22	0.27	(1.00)	(0.73)	(0.39)	(0.11)	(0.50)	10.99	(6.22%	)	56,344	0.88%		0.75%		0.20%		2.29%
9/30/12[i]	11.90	0.21	0.60	0.81	(0.49)	-	(0.49)	12.22	7.02%	[b]	75,714	0.90%	[a]	0.77%	[a]	0.21%	[a]	1.96%	[a]
10/31/11	11.30	0.53	0.43	0.96	(0.36)	-	(0.36)	11.90	8.99%		89,413	0.83%		0.73%		0.17%		4.79%
Service Class
9/30/16	$10.16	$0.10	$0.60	$0.70	$(0.10)	$-	$(0.10)	$10.76	6.96%		$71,040	1.11%		1.10%		0.44%		0.95%
9/30/15	10.52	0.04	(0.17)	(0.13)	(0.23)	-	(0.23)	10.16	(1.23%	)	77,147	0.87%		N/A		0.20%		0.37%
9/30/14	10.96	0.23	(0.08)	0.15	(0.23)	(0.36)	(0.59)	10.52	1.54%		77,120	0.85%		0.79%		0.13%		2.16%
9/30/13	12.18	0.26	(1.00)	(0.74)	(0.37)	(0.11)	(0.48)	10.96	(6.35%	)	82,273	0.98%		0.85%		0.20%		2.20%
9/30/12[i]	11.87	0.21	0.58	0.79	(0.48)	-	(0.48)	12.18	6.90%	[b]	95,417	1.00%	[a]	0.87%	[a]	0.21%	[a]	1.94%	[a]
10/31/11	11.27	0.48	0.47	0.95	(0.35)	-	(0.35)	11.87	8.80%		80,118	0.92%		0.84%		0.18%		4.36%

	Year ended September 30				Period ended September 30, 2012[b,i]	Year ended October 31
	2016	2015	2014	2013		2011
Portfolio turnover rate	46%	59%	65%	56%	29%	46%

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
d	Amount is less than $0.005 per share.
h	For the period March 1, 2011 (commencement of operations) through October 31, 2011.
i	For the period November 1, 2011 through September 30, 2012.
j	Computed after giving effect to an agreement by MML Advisers and/or MassMutual to waive certain fees and expenses of the Fund.
l	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.
n	Includes interest expense.
p	Interest expense incurred as a result of entering into reverse repurchase agreements is included in the Fund’s net expenses in the Statements of Operations. Income earned on investing proceeds from reverse repurchase agreements is included in interest income in the Statements of Operations.
gg	For the period April 1, 2014 (commencement of operations) through September 30, 2014.
*	Generally accepted accounting principles may require adjustment to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the returns reported in the portfolio manager commentary section of this report.

The accompanying notes are an integral part of the financial statements.

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers[n]		Ratio of expenses to average daily net assets after expense waivers[j,n]		Interest expense to average daily net assets [p]		Net investment income (loss) to average daily net assets
Administrative Class
9/30/16	$10.26	$0.10	$0.59	$0.69	$(0.09)	$-	$(0.09)	$10.86	6.80%	*	$14,408	1.21%		1.20%		0.44%		0.96%
9/30/15	10.62	0.04	(0.17)	(0.13)	(0.23)	-	(0.23)	10.26	(1.30%	)	11,859	0.97%		N/A		0.20%		0.36%
9/30/14	11.06	0.23	(0.09)	0.14	(0.22)	(0.36)	(0.58)	10.62	1.42%		10,584	0.92%		0.86%		0.13%		2.15%
9/30/13	12.28	0.24	(0.99)	(0.75)	(0.36)	(0.11)	(0.47)	11.06	(6.46%	)	10,183	1.10%		0.97%		0.20%		2.08%
9/30/12[i]	11.84	0.19	0.59	0.78	(0.34)	-	(0.34)	12.28	6.78%	[b]	9,466	1.15%	[a]	1.02%	[a]	0.21%	[a]	1.78%	[a]
10/31/11	11.24	0.56	0.37	0.93	(0.33)	-	(0.33)	11.84	8.64%		6,301	1.07%		0.99%		0.18%		5.15%
Class A
9/30/16	$10.00	$0.08	$0.58	$0.66	$(0.06)	$-	$(0.06)	$10.60	6.65%		$23,476	1.46%		1.45%		0.44%		0.76%
9/30/15	10.36	(0.00)[d]	(0.16)	(0.16)	(0.20)	-	(0.20)	10.00	(1.58%	)	22,320	1.22%		N/A		0.20%		(0.02%	)
9/30/14	10.80	0.19	(0.08)	0.11	(0.19)	(0.36)	(0.55)	10.36	1.16%		26,054	1.18%		1.11%		0.13%		1.79%
9/30/13	12.00	0.22	(0.98)	(0.76)	(0.33)	(0.11)	(0.44)	10.80	(6.62%	)	28,778	1.28%		1.15%		0.20%		1.93%
9/30/12[i]	11.70	0.17	0.58	0.75	(0.45)	-	(0.45)	12.00	6.65%	[b]	38,957	1.30%	[a]	1.17%	[a]	0.21%	[a]	1.62%	[a]
10/31/11	11.11	0.45	0.45	0.90	(0.31)	-	(0.31)	11.70	8.50%		37,528	1.26%		1.14%		0.18%		4.10%
Class R4
9/30/16	$10.00	$0.12	$0.55	$0.67	$(0.10)	$-	$(0.10)	$10.57	6.77%		$5,352	1.36%		1.35%		0.44%		1.21%
9/30/15	10.37	0.14	(0.29)	(0.15)	(0.22)	-	(0.22)	10.00	(1.47%	)	996	1.12%		N/A		0.20%		1.42%
9/30/14gg	10.22	0.16	(0.01)	0.15	-	-	-	10.37	1.47%	[b]	101	1.03%	[a]	N/A		0.13%	[a]	3.03%	[a]
Class R3
9/30/16	$10.01	$0.15	$0.48	$0.63	$(0.07)	$-	$(0.07)	$10.57	6.37%	*	$2,792	1.61%		1.60%		0.44%		1.46%
9/30/15	10.37	(0.03)	(0.15)	(0.18)	(0.18)	-	(0.18)	10.01	(1.76%	)	386	1.37%		N/A		0.20%		(0.30%	)
9/30/14	10.82	0.17	(0.09)	0.08	(0.17)	(0.36)	(0.53)	10.37	0.93%		1,593	1.40%		1.33%		0.13%		1.66%
9/30/13	12.04	0.18	(0.97)	(0.79)	(0.32)	(0.11)	(0.43)	10.82	(6.84%	)	1,404	1.59%		1.46%		0.20%		1.59%
9/30/12[i]	11.76	0.14	0.58	0.72	(0.44)	-	(0.44)	12.04	6.27%	[b]	1,155	1.60%	[a]	1.47%	[a]	0.21%	[a]	1.27%	[a]
10/31/11	11.18	0.43	0.45	0.88	(0.30)	-	(0.30)	11.76	8.16%		664	1.56%		1.43%		0.17%		3.85%

MassMutual Premier Core Bond Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers		Ratio of expenses to average daily net assets after expense waivers[j]		Net investment income (loss) to average daily net assets
Class I
9/30/16	$11.27	$0.29	$0.19	$0.48	$(0.34)	$(0.15)	$(0.49)	$11.26	4.54%	*	$501,737	0.42%		N/A		2.59%
9/30/15	11.43	0.30	(0.11)	0.19	(0.30)	(0.05)	(0.35)	11.27	1.67%		677,427	0.42%		N/A		2.61%
9/30/14	11.27	0.29	0.25	0.54	(0.38)	-	(0.38)	11.43	4.92%		620,248	0.49%		0.40%		2.59%
9/30/13	11.88	0.28	(0.36)	(0.08)	(0.29)	(0.24)	(0.53)	11.27	(0.70%	)	485,302	0.56%		0.38%		2.48%
9/30/12[i]	11.66	0.25	0.49	0.74	(0.27)	(0.25)	(0.52)	11.88	6.63%	[b]	518,536	0.56%	[a]	0.38%	[a]	2.39%	[a]
10/31/11[g]	11.67	0.28	0.41	0.69	(0.34)	(0.36)	(0.70)	11.66	6.32%	[b]	316,018	0.58%	[a]	0.40%	[a]	2.65%	[a]
Class R5
9/30/16	$11.30	$0.28	$0.19	$0.47	$(0.33)	$(0.15)	$(0.48)	$11.29	4.40%	*	$408,472	0.52%		N/A		2.49%
9/30/15	11.45	0.29	(0.11)	0.18	(0.28)	(0.05)	(0.33)	11.30	1.63%		489,222	0.52%		N/A		2.51%
9/30/14	11.27	0.27	0.26	0.53	(0.35)	-	(0.35)	11.45	4.72%		511,202	0.64%		0.55%		2.43%
9/30/13	11.89	0.26	(0.37)	(0.11)	(0.27)	(0.24)	(0.51)	11.27	(0.81%	)	516,103	0.77%		0.59%		2.25%
9/30/12[i]	11.66	0.23	0.49	0.72	(0.24)	(0.25)	(0.49)	11.89	6.35%	[b]	728,293	0.77%	[a]	0.59%	[a]	2.19%	[a]
10/31/11	11.83	0.28	0.24	0.52	(0.33)	(0.36)	(0.69)	11.66	4.79%		799,669	0.74%		0.59%		2.47%
Service Class
9/30/16	$11.23	$0.26	$0.20	$0.46	$(0.32)	$(0.15)	$(0.47)	$11.22	4.34%	*	$91,885	0.62%		N/A		2.40%
9/30/15	11.38	0.27	(0.10)	0.17	(0.27)	(0.05)	(0.32)	11.23	1.49%		130,923	0.62%		N/A		2.40%
9/30/14	11.22	0.27	0.24	0.51	(0.35)	-	(0.35)	11.38	4.65%		166,094	0.71%		0.63%		2.36%
9/30/13	11.83	0.25	(0.36)	(0.11)	(0.26)	(0.24)	(0.50)	11.22	(0.94%	)	143,460	0.82%		0.64%		2.21%
9/30/12[i]	11.61	0.23	0.48	0.71	(0.24)	(0.25)	(0.49)	11.83	6.34%	[b]	162,692	0.82%	[a]	0.64%	[a]	2.14%	[a]
10/31/11	11.78	0.27	0.25	0.52	(0.33)	(0.36)	(0.69)	11.61	4.75%		153,857	0.79%		0.64%		2.42%

	Year ended September 30				Period ended September 30, 2012[b,i]	Year ended October 31
	2016	2015	2014	2013		2011
Portfolio turnover rate	330%	361%	361%	452%	447%	539%

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
g	For the period December 3, 2010 (commencement of operations) through October 31,2011.
i	For the period November 1, 2011 through September 30, 2012.
j	Computed after giving effect to an agreement by MML Advisers and/or MassMutual to waive certain fees and expenses of the Fund.
l	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.
gg	For the period April 1, 2014 (commencement of operations) through September 30, 2014.
*	Generally accepted accounting principles may require adjustment to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the returns reported in the portfolio manager commentary section of this report.

The accompanying notes are an integral part of the financial statements.

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers		Ratio of expenses to average daily net assets after expense waivers[j]		Net investment income (loss) to average daily net assets
Administrative Class
9/30/16	$11.16	$0.25	$0.19	$0.44	$(0.31)	$(0.15)	$(0.46)	$11.14	4.19%	*	$85,249	0.72%		N/A		2.29%
9/30/15	11.32	0.26	(0.10)	0.16	(0.27)	(0.05)	(0.32)	11.16	1.38%		84,709	0.72%		N/A		2.31%
9/30/14	11.16	0.25	0.25	0.50	(0.34)	-	(0.34)	11.32	4.60%		70,975	0.81%		0.71%		2.27%
9/30/13	11.77	0.24	(0.36)	(0.12)	(0.25)	(0.24)	(0.49)	11.16	(1.03%	)	80,694	0.89%		0.71%		2.15%
9/30/12[i]	11.53	0.22	0.48	0.70	(0.21)	(0.25)	(0.46)	11.77	6.28%	[b]	91,405	0.89%	[a]	0.71%	[a]	2.07%	[a]
10/31/11	11.70	0.26	0.25	0.51	(0.32)	(0.36)	(0.68)	11.53	4.70%		91,457	0.86%		0.71%		2.35%
Class A
9/30/16	$11.04	$0.22	$0.20	$0.42	$(0.28)	$(0.15)	$(0.43)	$11.03	4.01%	*	$150,014	0.97%		N/A		2.04%
9/30/15	11.20	0.23	(0.10)	0.13	(0.24)	(0.05)	(0.29)	11.04	1.12%		166,649	0.97%		N/A		2.06%
9/30/14	11.04	0.22	0.25	0.47	(0.31)	-	(0.31)	11.20	4.25%		174,618	1.05%		0.96%		2.02%
9/30/13	11.65	0.21	(0.36)	(0.15)	(0.22)	(0.24)	(0.46)	11.04	(1.20%	)	180,654	1.14%		0.96%		1.90%
9/30/12[i]	11.44	0.19	0.48	0.67	(0.21)	(0.25)	(0.46)	11.65	6.01%	[b]	192,598	1.14%	[a]	0.96%	[a]	1.82%	[a]
10/31/11	11.62	0.23	0.24	0.47	(0.29)	(0.36)	(0.65)	11.44	4.39%		201,638	1.12%		0.96%		2.10%
Class R4
9/30/16	$11.03	$0.23	$0.19	$0.42	$(0.30)	$(0.15)	$(0.45)	$11.00	4.09%		$14,906	0.87%		N/A		2.14%
9/30/15	11.20	0.25	(0.11)	0.14	(0.26)	(0.05)	(0.31)	11.03	1.28%		8,960	0.87%		N/A		2.21%
9/30/14gg	10.95	0.12	0.13	0.25	-	-	-	11.20	2.28%	[b]	102	0.86%	[a]	N/A		2.08%	[a]
Class R3
9/30/16	$11.25	$0.21	$0.20	$0.41	$(0.26)	$(0.15)	$(0.41)	$11.25	3.89%		$783	1.12%		N/A		1.89%
9/30/15	11.40	0.22	(0.10)	0.12	(0.22)	(0.05)	(0.27)	11.25	1.02%	[b]	625	1.12%		N/A		1.90%
9/30/14	11.20	0.20	0.24	0.44	(0.24)	-	(0.24)	11.40	4.02%		1,231	1.29%		1.20%		1.78%
9/30/13	11.83	0.18	(0.36)	(0.18)	(0.21)	(0.24)	(0.45)	11.20	(1.53%	)	1,742	1.46%		1.28%		1.59%
9/30/12[i]	11.61	0.16	0.48	0.64	(0.17)	(0.25)	(0.42)	11.83	5.72%	[b]	1,555	1.46%	[a]	1.28%	[a]	1.49%	[a]
10/31/11	11.78	0.20	0.25	0.45	(0.26)	(0.36)	(0.62)	11.61	4.12%		1,014	1.44%		1.28%		1.78%

MassMutual Premier Diversified Bond Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]		Net assets, end of the period (000’s)		Ratio of expenses to average daily net assets before expense waivers		Ratio of expenses to average daily net assets after expense waivers[j]		Net investment income (loss) to average daily net assets
Class I
9/30/16	$10.73	$0.28	$0.31	$0.59	$(0.26)	$(0.05)	$(0.31)	$11.01	5.71%		$20,147		0.53%		0.52%		2.60%
9/30/15	10.88	0.28	(0.19)	0.09	(0.23)	(0.01)	(0.24)	10.73	0.81%		15,756		0.56%		0.52%		2.54%
9/30/14	10.61	0.29	0.30	0.59	(0.31)	(0.01)	(0.32)	10.88	5.75%		5,659		0.59%		0.51%		2.68%
9/30/13	11.24	0.37	(0.22)	0.15	(0.48)	(0.30)	(0.78)	10.61	1.36%		0	[f]	0.66%		0.48%		3.44%
9/30/12[i]	11.08	0.29	0.63	0.92	-	(0.76)	(0.76)	11.24	8.84%	[b]	0	[f]	0.67%	[a]	0.50%	[a]	2.90%	[a]
10/31/11[g]	10.96	0.32	0.36	0.68	(0.47)	(0.09)	(0.56)	11.08	6.56%	[b]	0	[f]	0.64%	[a]	0.47%	[a]	3.22%	[a]
Class R5
9/30/16	$9.98	$0.25	$0.29	$0.54	$(0.25)	$(0.05)	$(0.30)	$10.22	5.63%		$77,693		0.63%		0.62%		2.50%
9/30/15	10.14	0.24	(0.17)	0.07	(0.22)	(0.01)	(0.23)	9.98	0.66%		65,209		0.66%		0.62%		2.41%
9/30/14	9.90	0.26	0.28	0.54	(0.29)	(0.01)	(0.30)	10.14	5.49%		68,204		0.69%		0.59%		2.59%
9/30/13	10.57	0.29	(0.25)	0.04	(0.41)	(0.30)	(0.71)	9.90	0.40%		37,501		0.86%		0.69%		2.83%
9/30/12[i]	11.07	0.28	0.48	0.76	(0.50)	(0.76)	(1.26)	10.57	7.61%	[b]	38,986		0.93%	[a]	0.76%	[a]	3.00%	[a]
10/31/11	11.10	0.35	0.15	0.50	(0.44)	(0.09)	(0.53)	11.07	4.85%		31,390		0.85%		0.72%		3.25%
Service Class
9/30/16	$10.09	$0.24	$0.30	$0.54	$(0.24)	$(0.05)	$(0.29)	$10.34	5.53%		$16,990		0.73%		0.72%		2.39%
9/30/15	10.24	0.24	(0.17)	0.07	(0.21)	(0.01)	(0.22)	10.09	0.59%		20,226		0.76%		0.72%		2.32%
9/30/14	10.00	0.25	0.28	0.53	(0.28)	(0.01)	(0.29)	10.24	5.37%		15,644		0.79%		0.69%		2.51%
9/30/13	10.58	0.28	(0.25)	0.03	(0.31)	(0.30)	(0.61)	10.00	0.34%		10,226		0.94%		0.77%		2.71%
9/30/12[i]	11.08	0.28	0.48	0.76	(0.50)	(0.76)	(1.26)	10.58	7.62%	[b]	34,732		0.98%	[a]	0.81%	[a]	2.96%	[a]
10/31/11	11.12	0.35	0.14	0.49	(0.44)	(0.09)	(0.53)	11.08	4.77%		35,701		0.92%		0.77%		3.21%

	Year ended September 30				Period ended September 30, 2012[b,i]	Year ended October 31
	2016	2015	2014	2013		2011
Portfolio turnover rate	314%	362%	382%	438%	463%	566%

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
f	Amount is less than $500.
g	For the period December 3, 2010 (commencement of operations) through October 31,2011.
i	For the period November 1, 2011 through September 30, 2012.
j	Computed after giving effect to an agreement by MML Advisers and/or MassMutual to waive certain fees and expenses of the Fund.
l	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.
gg	For the period April 1, 2014 (commencement of operations) through September 30, 2014.
*	Generally accepted accounting principles may require adjustment to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the returns reported in the portfolio manager commentary section of this report.

The accompanying notes are an integral part of the financial statements.

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers		Ratio of expenses to average daily net assets after expense waivers[j]		Net investment income (loss) to average daily net assets
Administrative Class
9/30/16	$10.07	$0.23	$0.29	$0.52	$(0.23)	$(0.05)	$(0.28)	$10.31	5.38%		$34,731	0.83%		0.82%		2.29%
9/30/15	10.22	0.23	(0.17)	0.06	(0.20)	(0.01)	(0.21)	10.07	0.54%		35,581	0.86%		0.82%		2.22%
9/30/14	9.99	0.24	0.28	0.52	(0.28)	(0.01)	(0.29)	10.22	5.26%		22,159	0.89%		0.79%		2.41%
9/30/13	10.67	0.28	(0.25)	0.03	(0.41)	(0.30)	(0.71)	9.99	0.26%		13,271	0.97%		0.80%		2.73%
9/30/12[i]	11.03	0.28	0.48	0.76	(0.36)	(0.76)	(1.12)	10.67	7.61%	[b]	10,174	0.99%	[a]	0.82%	[a]	2.95%	[a]
10/31/11	11.07	0.34	0.15	0.49	(0.44)	(0.09)	(0.53)	11.03	4.74%		11,093	0.92%		0.78%		3.19%
Class A
9/30/16	$10.04	$0.20	$0.29	$0.49	$(0.20)	$(0.05)	$(0.25)	$10.28	5.06%	*	$37,243	1.08%		1.07%		2.04%
9/30/15	10.17	0.20	(0.16)	0.04	(0.16)	(0.01)	(0.17)	10.04	0.21%		36,941	1.11%		1.07%		1.96%
9/30/14	9.94	0.22	0.27	0.49	(0.25)	(0.01)	(0.26)	10.17	5.04%		34,703	1.16%		1.06%		2.15%
9/30/13	10.61	0.25	(0.25)	-	(0.37)	(0.30)	(0.67)	9.94	(0.05%	)	32,005	1.22%		1.05%		2.47%
9/30/12[i]	11.09	0.26	0.48	0.74	(0.46)	(0.76)	(1.22)	10.61	7.39%	[b]	37,826	1.23%	[a]	1.06%	[a]	2.71%	[a]
10/31/11	11.13	0.32	0.15	0.47	(0.42)	(0.09)	(0.51)	11.09	4.49%		37,674	1.18%		1.02%		2.96%
Class R4
9/30/16	$10.01	$0.21	$0.29	$0.50	$(0.24)	$(0.05)	$(0.29)	$10.22	5.18%	*	$3,765	0.98%		0.97%		2.15%
9/30/15	10.18	0.22	(0.18)	0.04	(0.20)	(0.01)	(0.21)	10.01	0.34%		2,959	1.01%		0.97%		2.17%
9/30/14gg	9.93	0.11	0.14	0.25	-	-	-	10.18	2.52%	[b]	102	1.00%	[a]	0.97%	[a]	2.12%	[a]
Class R3
9/30/16	$9.99	$0.19	$0.29	$0.48	$(0.23)	$(0.05)	$(0.28)	$10.19	4.94%		$2,592	1.23%	[a]	1.22%		1.95%
9/30/15	10.16	0.19	(0.17)	0.02	(0.18)	(0.01)	(0.19)	9.99	0.15%		412	1.26%		1.22%		1.84%
9/30/14gg	9.93	0.09	0.14	0.23	-	-	-	10.16	2.32%	[b]	102	1.25%	[a]	1.22%	[a]	1.87%	[a]

MassMutual Premier High Yield Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers		Ratio of expenses to average daily net assets after expense waivers[j]		Net investment income (loss) to average daily net assets
Class I
9/30/16	$8.98	$0.62	$0.28	$0.90	$(0.59)	$-	$(0.59)	$9.29	10.86%		$220,759	0.57%		0.55%		7.05%
9/30/15	10.16	0.61	(0.86)	(0.25)	(0.69)	(0.24)	(0.93)	8.98	(2.27%	)	106,575	0.58%		0.55%		6.47%
9/30/14	10.07	0.68	0.25	0.93	(0.67)	(0.17)	(0.84)	10.16	9.79%		105,460	0.57%		0.52%		6.68%
9/30/13	9.78	0.70	0.30	1.00	(0.71)	-	(0.71)	10.07	10.75%		99,457	0.60%		0.50%		7.09%
9/30/12[i]	9.19	0.64	0.53	1.17	(0.58)	-	(0.58)	9.78	13.58%	[b]	101,547	0.59%	[a]	0.49%	[a]	7.59%	[a]
10/31/11[h]	9.06	0.45	(0.32)	0.13	-	-	-	9.19	1.43%	[b]	77,527	0.61%	[a]	0.50%	[a]	7.42%	[a]
Class R5
9/30/16	$9.02	$0.61	$0.28	$0.89	$(0.58)	$-	$(0.58)	$9.33	10.68%		$45,867	0.67%		0.65%		6.93%
9/30/15	10.19	0.60	(0.85)	(0.25)	(0.68)	(0.24)	(0.92)	9.02	(2.28%	)	41,616	0.68%		0.65%		6.38%
9/30/14	10.09	0.66	0.26	0.92	(0.65)	(0.17)	(0.82)	10.19	9.63%		39,737	0.72%		0.67%		6.52%
9/30/13	9.80	0.68	0.30	0.98	(0.69)	-	(0.69)	10.09	10.51%		31,341	0.80%		0.70%		6.86%
9/30/12[i]	9.17	0.62	0.52	1.14	(0.51)	-	(0.51)	9.80	13.22%	[b]	22,723	0.80%	[a]	0.70%	[a]	7.37%	[a]
10/31/11	9.52	0.67	(0.15)	0.52	(0.87)	-	(0.87)	9.17	6.10%		37,865	0.77%		0.71%		7.34%
Service Class
9/30/16	$9.01	$0.60	$0.29	$0.89	$(0.57)	$-	$(0.57)	$9.33	10.70%		$59,787	0.77%		0.75%		6.83%
9/30/15	10.18	0.59	(0.86)	(0.27)	(0.66)	(0.24)	(0.90)	9.01	(2.40%	)	62,734	0.78%		0.75%		6.27%
9/30/14	10.09	0.65	0.26	0.91	(0.65)	(0.17)	(0.82)	10.18	9.46%		61,150	0.80%		0.75%		6.45%
9/30/13	9.80	0.67	0.31	0.98	(0.69)	-	(0.69)	10.09	10.56%		58,569	0.85%		0.75%		6.82%
9/30/12[i]	9.20	0.62	0.53	1.15	(0.55)	-	(0.55)	9.80	13.23%	[b]	57,111	0.85%	[a]	0.75%	[a]	7.33%	[a]
10/31/11	9.55	0.66	(0.14)	0.52	(0.87)	-	(0.87)	9.20	5.95%		55,184	0.82%		0.76%		7.29%

	Year ended September 30				Period ended September 30, 2012[b,i]	Year ended October 31
	2016	2015	2014	2013		2011
Portfolio turnover rate	50%	76%	80%	106%	86%	72%

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
h	For the period March 1, 2011 (commencement of operations) through October 31, 2011.
i	For the period November 1, 2011 through September 30, 2012.
j	Computed after giving effect to an agreement by MML Advisers and/or MassMutual to waive certain fees and expenses of the Fund.
l	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.
gg	For the period April 1, 2014 (commencement of operations) through September 30, 2014.

The accompanying notes are an integral part of the financial statements.

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers		Ratio of expenses to average daily net assets after expense waivers[j]		Net investment income (loss) to average daily net assets
Administrative Class
9/30/16	$8.89	$0.58	$0.29	$0.87	$(0.56)	$-	$(0.56)	$9.20	10.63%		$28,948	0.87%		0.85%		6.74%
9/30/15	10.07	0.57	(0.85)	(0.28)	(0.66)	(0.24)	(0.90)	8.89	(2.58%	)	24,221	0.88%		0.85%		6.18%
9/30/14	9.99	0.64	0.25	0.89	(0.64)	(0.17)	(0.81)	10.07	9.37%		22,802	0.92%		0.87%		6.33%
9/30/13	9.72	0.65	0.31	0.96	(0.69)	-	(0.69)	9.99	10.40%		14,288	1.00%		0.90%		6.66%
9/30/12[i]	9.13	0.60	0.53	1.13	(0.54)	-	(0.54)	9.72	12.98%	[b]	8,886	1.00%	[a]	0.90%	[a]	7.17%	[a]
10/31/11	9.48	0.64	(0.14)	0.50	(0.85)	-	(0.85)	9.13	5.84%		4,980	0.98%		0.91%		7.04%
Class A
9/30/16	$8.86	$0.56	$0.29	$0.85	$(0.54)	$-	$(0.54)	$9.17	10.31%		$29,055	1.12%		1.10%		6.49%
9/30/15	10.02	0.55	(0.85)	(0.30)	(0.62)	(0.24)	(0.86)	8.86	(2.78%	)	28,572	1.13%		1.10%		5.93%
9/30/14	9.94	0.61	0.25	0.86	(0.61)	(0.17)	(0.78)	10.02	9.10%		33,597	1.17%		1.12%		6.08%
9/30/13	9.66	0.63	0.29	0.92	(0.64)	-	(0.64)	9.94	10.09%		31,490	1.25%		1.15%		6.43%
9/30/12[i]	9.07	0.58	0.52	1.10	(0.51)	-	(0.51)	9.66	12.78%	[b]	41,525	1.25%	[a]	1.15%	[a]	6.95%	[a]
10/31/11	9.42	0.62	(0.14)	0.48	(0.83)	-	(0.83)	9.07	5.60%		31,330	1.22%		1.16%		6.91%
Class R4
9/30/16	$8.84	$0.57	$0.28	$0.85	$(0.58)	$-	$(0.58)	$9.11	10.44%		$18,428	1.02%		1.00%		6.66%
9/30/15	10.02	0.54	(0.83)	(0.29)	(0.65)	(0.24)	(0.89)	8.84	(2.67%	)	2,672	1.03%		1.00%		5.97%
9/30/14gg	9.89	0.31	(0.18)	0.13	-	-	-	10.02	1.31%	[b]	101	1.01%	[a]	1.00%	[a]	6.05%	[a]
Class R3
9/30/16	$9.01	$0.56	$0.28	$0.84	$(0.56)	$-	$(0.56)	$9.29	10.12%		$13,928	1.27%		1.25%		6.38%
9/30/15	10.17	0.54	(0.85)	(0.31)	(0.61)	(0.24)	(0.85)	9.01	(2.91%	)	3,423	1.28%		1.25%		5.74%
9/30/14	10.07	0.59	0.27	0.86	(0.59)	(0.17)	(0.76)	10.17	8.92%		726	1.39%		1.34%		5.84%
9/30/13	9.78	0.60	0.31	0.91	(0.62)	-	(0.62)	10.07	9.69%		727	1.55%		1.45%		6.10%
9/30/12[i]	9.17	0.56	0.53	1.09	(0.48)	-	(0.48)	9.78	12.55%	[b]	526	1.55%	[a]	1.45%	[a]	6.64%	[a]
10/31/11	9.51	0.61	(0.16)	0.45	(0.79)	-	(0.79)	9.17	5.19%		336	1.51%		1.46%		6.68%

MassMutual Premier Balanced Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers		Ratio of expenses to average daily net assets after expense waivers[j]		Net investment income (loss) to average daily net assets
Class I
9/30/16	$11.48	$0.22	$0.84	$1.06	$(0.29)	$(0.93)	$(1.22)	$11.32	9.96%		$967	0.68%		0.60%		1.98%
9/30/15	13.01	0.22	(0.44)	(0.22)	(0.24)	(1.07)	(1.31)	11.48	(1.96%	)	376	0.65%		0.60%		1.77%
9/30/14gg	12.51	0.12	0.38	0.50	-	-	-	13.01	4.00%	[b]	36,306	0.61%	[a]	0.60%	[a]	1.82%	[a]
Class R5
9/30/16	$11.48	$0.21	$0.84	$1.05	$(0.28)	$(0.93)	$(1.21)	$11.32	9.82%	*	$53,727	0.78%		0.70%		1.87%
9/30/15	13.00	0.21	(0.44)	(0.23)	(0.22)	(1.07)	(1.29)	11.48	(2.03%	)	62,971	0.75%		0.70%		1.70%
9/30/14	12.38	0.21	1.25	1.46	(0.21)	(0.63)	(0.84)	13.00	12.33%		74,267	0.67%		0.67%[k]		1.69%
9/30/13	11.34	0.21	1.04	1.25	(0.21)	-	(0.21)	12.38	11.17%		106,661	0.64%		0.63%		1.78%
9/30/12[i]	10.34	0.20	1.02	1.22	(0.22)	-	(0.22)	11.34	12.12%	[b]	100,521	0.65%	[a]	0.63%	[a]	1.99%	[a]
10/31/11	9.95	0.19	0.39	0.58	(0.19)	-	(0.19)	10.34	5.88%		97,350	0.67%		0.65%		1.85%
Service Class
9/30/16	$11.94	$0.20	$0.89	$1.09	$(0.27)	$(0.93)	$(1.20)	$11.83	9.76%		$14,130	0.88%		0.80%		1.87%
9/30/15	13.48	0.20	(0.46)	(0.26)	(0.21)	(1.07)	(1.28)	11.94	(2.18%	)	12,545	0.85%		0.80%		1.60%
9/30/14	12.80	0.21	1.29	1.50	(0.19)	(0.63)	(0.82)	13.48	12.23%		11,914	0.80%		0.80%[k]		1.57%
9/30/13	11.73	0.20	1.06	1.26	(0.19)	-	(0.19)	12.80	10.92%		9,370	0.80%		0.79%		1.63%
9/30/12[i]	10.68	0.19	1.06	1.25	(0.20)	-	(0.20)	11.73	12.02%	[b]	6,294	0.81%	[a]	0.79%	[a]	1.82%	[a]
10/31/11	10.28	0.18	0.40	0.58	(0.18)	-	(0.18)	10.68	5.65%		4,638	0.83%		0.81%		1.69%

	Year ended September 30				Period ended September 30, 2012[b,i]	Year ended October 31
	2016	2015	2014	2013		2011
Portfolio turnover rate	176%	204%	192%	242%	228%	272%

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
i	For the period November 1, 2011 through September 30, 2012.
j	Computed after giving effect to an agreement by MML Advisers and/or MassMutual to waive certain fees and expenses of the Fund.
k	Amount waived had no impact on the ratio of expenses to average daily net assets.
l	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.
gg	For the period April 1, 2014 (commencement of operations) through September 30, 2014.
*	Generally accepted accounting principles may require adjustment to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the returns reported in the portfolio manager commentary section of this report.

The accompanying notes are an integral part of the financial statements.

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers		Ratio of expenses to average daily net assets after expense waivers[j]		Net investment income (loss) to average daily net assets
Administrative Class
9/30/16	$11.51	$0.19	$0.84	$1.03	$(0.26)	$(0.93)	$(1.19)	$11.35	9.59%	*	$9,751	0.98%		0.90%		1.68%
9/30/15	13.04	0.19	(0.44)	(0.25)	(0.21)	(1.07)	(1.28)	11.51	(2.23%	)	8,691	0.95%		0.90%		1.51%
9/30/14	12.41	0.19	1.25	1.44	(0.18)	(0.63)	(0.81)	13.04	12.09%		7,089	0.92%		0.92%[k]		1.46%
9/30/13	11.38	0.17	1.04	1.21	(0.18)	-	(0.18)	12.41	10.69%		3,603	0.95%		0.94%		1.47%
9/30/12[i]	10.29	0.16	1.03	1.19	(0.10)	-	(0.10)	11.38	11.80%	[b]	3,234	0.96%	[a]	0.94%	[a]	1.65%	[a]
10/31/11	9.91	0.16	0.39	0.55	(0.17)	-	(0.17)	10.29	5.61%		818	0.96%		0.94%		1.56%
Class A
9/30/16	$11.22	$0.15	$0.83	$0.98	$(0.22)	$(0.93)	$(1.15)	$11.05	9.38%		$30,781	1.23%		1.15%		1.42%
9/30/15	12.73	0.15	(0.43)	(0.28)	(0.16)	(1.07)	(1.23)	11.22	(2.49%	)	31,375	1.20%		1.15%		1.26%
9/30/14	12.14	0.15	1.22	1.37	(0.15)	(0.63)	(0.78)	12.73	11.80%		34,260	1.18%		1.17%		1.18%
9/30/13	11.15	0.14	1.01	1.15	(0.16)	-	(0.16)	12.14	10.50%		38,017	1.20%		1.19%		1.23%
9/30/12[i]	10.17	0.14	1.01	1.15	(0.17)	-	(0.17)	11.15	11.50%	[b]	17,759	1.21%	[a]	1.19%	[a]	1.42%	[a]
10/31/11	9.79	0.13	0.39	0.52	(0.14)	-	(0.14)	10.17	5.38%		12,622	1.23%		1.21%		1.29%
Class R4
9/30/16	$11.20	$0.16	$0.83	$0.99	$(0.27)	$(0.93)	$(1.20)	$10.99	9.51%		$2,373	1.13%		1.05%		1.54%
9/30/15	12.74	0.17	(0.44)	(0.27)	(0.20)	(1.07)	(1.27)	11.20	(2.46%	)	2,010	1.10%		1.05%		1.49%
9/30/14gg	12.28	0.09	0.37	0.46	-	-	-	12.74	3.75%	[b]	104	1.06%	[a]	1.05%	[a]	1.38%	[a]
Class R3
9/30/16	$11.18	$0.14	$0.82	$0.96	$(0.26)	$(0.93)	$(1.19)	$10.95	9.29%		$5,002	1.38%		1.30%		1.31%
9/30/15	12.72	0.14	(0.44)	(0.30)	(0.17)	(1.07)	(1.24)	11.18	(2.66%	)	1,734	1.35%		1.30%		1.16%
9/30/14gg	12.28	0.07	0.37	0.44	-	-	-	12.72	3.58%	[b]	104	1.31%	[a]	1.30%	[a]	1.13%	[a]

MassMutual Premier Value Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations			Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	Total distributions	Net asset value, end of the period	Total return[l,m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers		Ratio of expenses to average daily net assets after expense waivers[j]		Net investment income (loss) to average daily net assets
Class I
9/30/16	$19.91	$0.33	$1.81	$2.14	$(0.34)	$(0.34)	$21.71	10.87%	*	$110	0.82%		0.60%		1.60%
9/30/15	20.95	0.32	(0.95)	(0.63)	(0.41)	(0.41)	19.91	(3.10%	)	101	0.73%		0.60%		1.50%
9/30/14gg	20.06	0.16	0.73	0.89	-	-	20.95	4.44%	[b]	105	0.63%	[a]	0.60%	[a]	1.50%	[a]
Class R5
9/30/16	$19.90	$0.31	$1.81	$2.12	$(0.32)	$(0.32)	$21.70	10.74%		$46,856	0.92%		0.70%		1.49%
9/30/15	20.93	0.29	(0.93)	(0.64)	(0.39)	(0.39)	19.90	(3.16%	)	46,467	0.83%		0.70%		1.38%
9/30/14	18.37	0.32	2.56	2.88	(0.32)	(0.32)	20.93	15.85%		64,896	0.67%		0.66%		1.64%
9/30/13	15.23	0.28	3.12	3.40	(0.26)	(0.26)	18.37	22.56%		99,626	0.62%		N/A		1.69%
9/30/12[i]	13.96	0.26	1.24	1.50	(0.23)	(0.23)	15.23	11.14%	[b]	128,342	0.62%	[a]	N/A		1.96%	[a]
10/31/11	13.67	0.19	0.30	0.49	(0.20)	(0.20)	13.96	3.55%		140,828	0.61%		N/A		1.28%
Service Class
9/30/16	$19.97	$0.29	$1.81	$2.10	$(0.30)	$(0.30)	$21.77	10.61%	*	$144	1.02%		0.80%		1.41%
9/30/15	21.01	0.28	(0.95)	(0.67)	(0.37)	(0.37)	19.97	(3.28%	)	109	0.93%		0.80%		1.30%
9/30/14	18.43	0.31	2.57	2.88	(0.30)	(0.30)	21.01	15.81%		132	0.78%		0.76%		1.52%
9/30/13	15.29	0.26	3.12	3.38	(0.24)	(0.24)	18.43	22.42%		110	0.72%		N/A		1.59%
9/30/12[i]	14.00	0.24	1.27	1.51	(0.22)	(0.22)	15.29	11.04%	[b]	127	0.72%	[a]	N/A		1.86%	[a]
10/31/11	13.66	0.17	0.30	0.47	(0.13)	(0.13)	14.00	3.44%		143	0.71%		N/A		1.19%

	Year ended September 30				Period ended September 30, 2012[b,i]	Year ended October 31
	2016	2015	2014	2013		2011
Portfolio turnover rate	62%	54%	43%	150%	72%	93%

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
i	For the period November 1, 2011 through September 30, 2012.
j	Computed after giving effect to an agreement by MML Advisers and/or MassMutual to waive certain fees and expenses of the Fund.
l	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.
gg	For the period April 1, 2014 (commencement of operations) through September 30, 2014.
*	Generally accepted accounting principles may require adjustment to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the returns reported in the portfolio manager commentary section of this report.

The accompanying notes are an integral part of the financial statements.

		Income (loss) from investment operations			Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c],j	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	Total distributions	Net asset value, end of the period	Total return[l,m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers		Ratio of expenses to average daily net assets after expense waivers[j]		Net investment income (loss) to average daily net assets
Administrative Class
9/30/16	$19.94	$0.27	$1.81	$2.08	$(0.27)	$(0.27)	$21.75	10.53%		$11,708	1.12%		0.90%		1.29%
9/30/15	20.98	0.26	(0.96)	(0.70)	(0.34)	(0.34)	19.94	(3.40%	)	11,984	1.03%		0.90%		1.20%
9/30/14	18.40	0.28	2.58	2.86	(0.28)	(0.28)	20.98	15.65%		14,077	0.88%		0.87%		1.40%
9/30/13	15.25	0.25	3.12	3.37	(0.22)	(0.22)	18.40	22.32%		15,628	0.83%		N/A		1.48%
9/30/12[i]	13.97	0.23	1.25	1.48	(0.20)	(0.20)	15.25	10.91%	[b]	18,705	0.83%	[a]	N/A		1.74%	[a]
10/31/11	13.68	0.16	0.30	0.46	(0.17)	(0.17)	13.97	3.32%		19,579	0.82%		N/A		1.08%
Class A
9/30/16	$19.91	$0.21	$1.81	$2.02	$(0.21)	$(0.21)	$21.72	10.23%		$5,918	1.37%		1.15%		1.04%
9/30/15	20.94	0.20	(0.94)	(0.74)	(0.29)	(0.29)	19.91	(3.59%	)	6,605	1.28%		1.15%		0.95%
9/30/14	18.35	0.23	2.57	2.80	(0.21)	(0.21)	20.94	15.35%		7,513	1.15%		1.14%		1.13%
9/30/13	15.22	0.20	3.11	3.31	(0.18)	(0.18)	18.35	21.94%		8,304	1.12%		N/A		1.19%
9/30/12[i]	13.91	0.19	1.26	1.45	(0.14)	(0.14)	15.22	10.59%	[b]	9,649	1.12%	[a]	N/A		1.45%	[a]
10/31/11	13.62	0.11	0.31	0.42	(0.13)	(0.13)	13.91	3.04%		9,800	1.11%		N/A		0.78%
Class R4
9/30/16	$19.89	$0.23	$1.82	$2.05	$(0.24)	$(0.24)	$21.70	10.41%		$110	1.27%		1.05%		1.15%
9/30/15	20.95	0.23	(0.95)	(0.72)	(0.34)	(0.34)	19.89	(3.57%	)	101	1.18%		1.05%		1.06%
9/30/14gg	20.11	0.11	0.73	0.84	-	-	20.95	4.23%	[b]	104	1.08%	[a]	1.05%	[a]	1.05%	[a]
Class R3
9/30/16	$19.79	$0.18	$1.81	$1.99	$(0.19)	$(0.19)	$21.59	10.12%		$107	1.53%		1.30%		0.90%
9/30/15	20.82	0.17	(0.94)	(0.77)	(0.26)	(0.26)	19.79	(3.77%	)	96	1.43%		1.30%		0.81%
9/30/14	18.26	0.18	2.56	2.74	(0.18)	(0.18)	20.82	15.09%		101	1.38%		1.37%		0.91%
9/30/13	15.15	0.15	3.10	3.25	(0.14)	(0.14)	18.26	21.54%		88	1.43%		N/A		0.87%
9/30/12[i]	13.87	0.17	1.23	1.40	(0.12)	(0.12)	15.15	10.28%	[b]	74	1.43%	[a]	N/A		1.28%	[a]
10/31/11	13.59	0.07	0.31	0.38	(0.10)	(0.10)	13.87	2.74%		117	1.42%		N/A		0.46%

MassMutual Premier Disciplined Value Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers		Ratio of expenses to average daily net assets after expense waivers[j]		Net investment income (loss) to average daily net assets
Class I
9/30/16	$14.75	$0.35	$1.56	$1.91	$(0.32)	$(0.29)	$(0.61)	$16.05	13.26%		$73,202	0.53%		N/A		2.29%
9/30/15	15.75	0.29	(1.00)	(0.71)	(0.29)	-	(0.29)	14.75	(4.64%	)	163,640	0.53%		N/A		1.84%
9/30/14gg	15.15	0.14	0.46	0.60	-	-	-	15.75	3.96%	[b]	182,826	0.50%	[a]	N/A		1.73%	[a]
Class R5
9/30/16	$14.76	$0.34	$1.55	$1.89	$(0.30)	$(0.29)	$(0.59)	$16.06	13.11%		$46,644	0.63%		N/A		2.22%
9/30/15	15.76	0.28	(1.01)	(0.73)	(0.27)	-	(0.27)	14.76	(4.74%	)	46,754	0.63%		N/A		1.73%
9/30/14	13.55	0.27	2.20	2.47	(0.26)	-	(0.26)	15.76	18.30%		71,929	0.57%		N/A		1.81%
9/30/13	11.29	0.26	2.26	2.52	(0.26)	-	(0.26)	13.55	22.88%		236,830	0.56%		0.53%		2.08%
9/30/12[i]	9.94	0.22	1.32	1.54	(0.19)	-	(0.19)	11.29	15.93%	[b]	212,647	0.57%	[a]	0.52%	[a]	2.28%	[a]
10/31/11	9.50	0.18	0.44	0.62	(0.18)	-	(0.18)	9.94	6.55%		201,137	0.59%		0.57%		1.82%
Service Class
9/30/16	$14.66	$0.32	$1.55	$1.87	$(0.29)	$(0.29)	$(0.58)	$15.95	13.03%		$64,634	0.73%		N/A		2.12%
9/30/15	15.66	0.26	(1.00)	(0.74)	(0.26)	-	(0.26)	14.66	(4.84%	)	65,799	0.73%		N/A		1.65%
9/30/14	13.48	0.25	2.17	2.42	(0.24)	-	(0.24)	15.66	18.15%		68,003	0.68%		N/A		1.66%
9/30/13	11.22	0.25	2.26	2.51	(0.25)	-	(0.25)	13.48	22.82%		69,162	0.65%		0.62%		2.01%
9/30/12[i]	9.88	0.21	1.31	1.52	(0.18)	-	(0.18)	11.22	15.78%	[b]	66,311	0.66%	[a]	0.61%	[a]	2.18%	[a]
10/31/11	9.45	0.17	0.43	0.60	(0.17)	-	(0.17)	9.88	6.38%		53,589	0.69%		0.68%		1.71%

	Year ended September 30				Period ended September 30, 2012[b,i]	Year ended October 31
	2016	2015	2014	2013		2011
Portfolio turnover rate	109%	113%	92%	145%	127%	124%

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
i	For the period November 1, 2011 through September 30, 2012.
j	Computed after giving effect to an agreement by MML Advisers and/or MassMutual to waive certain fees and expenses of the Fund.
k	Amount waived had no impact on the ratio of expenses to average daily net assets.
l	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.
gg	For the period April 1, 2014 (commencement of operations) through September 30, 2014.

The accompanying notes are an integral part of the financial statements.

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers		Ratio of expenses to average daily net assets after expense waivers[j]		Net investment income (loss) to average daily net assets
Administrative Class
9/30/16	$14.88	$0.31	$1.58	$1.89	$(0.27)	$(0.29)	$(0.56)	$16.21	12.97%		$5,801	0.83%		N/A		2.00%
9/30/15	15.90	0.25	(1.02)	(0.77)	(0.25)	-	(0.25)	14.88	(4.97%	)	7,460	0.83%		N/A		1.55%
9/30/14	13.68	0.23	2.23	2.46	(0.24)	-	(0.24)	15.90	18.02%		7,047	0.80%		N/A		1.54%
9/30/13	11.40	0.23	2.29	2.52	(0.24)	-	(0.24)	13.68	22.60%		4,459	0.79%		0.76%		1.82%
9/30/12[i]	9.85	0.20	1.35	1.55	-	-	-	11.40	15.74%	[b]	2,717	0.80%	[a]	0.75%	[a]	2.04%	[a]
10/31/11	9.41	0.16	0.44	0.60	(0.16)	-	(0.16)	9.85	6.36%		1,948	0.84%		0.84%	[k]	1.53%
Class A
9/30/16	$14.53	$0.27	$1.53	$1.80	$(0.22)	$(0.29)	$(0.51)	$15.82	12.65%		$10,415	1.08%		N/A		1.78%
9/30/15	15.51	0.20	(0.98)	(0.78)	(0.20)	-	(0.20)	14.53	(5.13%	)	8,081	1.08%		N/A		1.30%
9/30/14	13.36	0.19	2.15	2.34	(0.19)	-	(0.19)	15.51	17.67%		10,718	1.05%		N/A		1.29%
9/30/13	11.13	0.20	2.24	2.44	(0.21)	-	(0.21)	13.36	22.26%		11,844	1.04%		1.01%		1.60%
9/30/12[i]	9.79	0.17	1.31	1.48	(0.14)	-	(0.14)	11.13	15.41%	[b]	9,501	1.05%	[a]	1.00%	[a]	1.80%	[a]
10/31/11	9.36	0.13	0.43	0.56	(0.13)	-	(0.13)	9.79	5.99%		9,129	1.09%		1.07%		1.31%
Class R4
9/30/16	$14.51	$0.28	$1.53	$1.81	$(0.26)	$(0.29)	$(0.55)	$15.77	12.75%		$4,127	0.98%		N/A		1.90%
9/30/15	15.52	0.21	(0.98)	(0.77)	(0.24)	-	(0.24)	14.51	(5.10%	)	2,524	0.98%		N/A		1.34%
9/30/14gg	14.96	0.10	0.46	0.56	-	-	-	15.52	3.74%	[b]	104	0.95%	[a]	N/A		1.32%	[a]
Class R3
9/30/16	$14.62	$0.25	$1.54	$1.79	$(0.20)	$(0.29)	$(0.49)	$15.92	12.49%		$648	1.23%		N/A		1.66%
9/30/15	15.61	0.19	(1.00)	(0.81)	(0.18)	-	(0.18)	14.62	(5.29%	)	185	1.23%		N/A		1.19%
9/30/14	13.43	0.16	2.17	2.33	(0.15)	-	(0.15)	15.61	17.48%		174	1.27%		N/A		1.06%
9/30/13	11.19	0.16	2.26	2.42	(0.18)	-	(0.18)	13.43	21.92%		153	1.34%		1.31%		1.30%
9/30/12[i]	9.83	0.14	1.32	1.46	(0.10)	-	(0.10)	11.19	15.08%	[b]	126	1.35%	[a]	1.30%	[a]	1.50%	[a]
10/31/11	9.40	0.10	0.43	0.53	(0.10)	-	(0.10)	9.83	5.64%		129	1.40%		1.38%		1.01%

MassMutual Premier Main Street Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]		Net assets, end of the period (000’s)		Ratio of expenses to average daily net assets before expense waivers		Ratio of expenses to average daily net assets after expense waivers[j]		Net investment income (loss) to average daily net assets
Class I
9/30/16	$13.75	$0.18	$1.43	$1.61	$(0.22)	$(4.72)	$(4.94)	$10.42	14.34%		$739		0.72%		N/A		1.68%
9/30/15	14.23	0.14	(0.19)	(0.05)	(0.13)	(0.30)	(0.43)	13.75	(0.36%	)	37		0.65%		N/A		0.99%
9/30/14gg	13.41	0.08	0.74	0.82	-	-	-	14.23	6.11%	[b]	47,537		0.62%	[a]	N/A		1.07%	[a]
Class R5
9/30/16	$13.73	$0.13	$1.48	$1.61	$(0.21)	$(4.72)	$(4.93)	$10.41	14.28%		$73,380		0.82%		N/A		1.27%
9/30/15	14.22	0.14	(0.21)	(0.07)	(0.12)	(0.30)	(0.42)	13.73	(0.50%	)	69,529		0.76%		N/A		0.95%
9/30/14	12.10	0.12	2.11	2.23	(0.11)	-	(0.11)	14.22	18.54%		97,358		0.76%		0.72%		0.89%
9/30/13	10.32	0.13	1.78	1.91	(0.13)	-	(0.13)	12.10	18.65%		131,115		0.80%		0.71%		1.16%
9/30/12[i]	8.77	0.08	1.54	1.62	(0.07)	-	(0.07)	10.32	18.79%	[b]	121,085		0.81%	[a]	0.71%	[a]	0.97%	[a]
10/31/11	8.50	0.08	0.27	0.35	(0.08)	-	(0.08)	8.77	4.08%		111,826		0.81%		0.71%		0.91%
Service Class
9/30/16	$13.91	$0.12	$1.51	$1.63	$(0.11)	$(4.72)	$(4.83)	$10.71	14.21%		$1,979		0.92%		N/A		0.98%
9/30/15	14.40	0.13	(0.21)	(0.08)	(0.11)	(0.30)	(0.41)	13.91	(0.57%	)	6,517		0.86%		N/A		0.88%
9/30/14	12.26	0.11	2.14	2.25	(0.11)	-	(0.11)	14.40	18.40%		6,742		0.84%		0.79%		0.82%
9/30/13	10.46	0.12	1.81	1.93	(0.13)	-	(0.13)	12.26	18.71%		5,267		0.85%		0.76%		1.11%
9/30/12[i]	8.81	0.08	1.57	1.65	-	-	-	10.46	18.73%	[b]	4,905		0.86%	[a]	0.76%	[a]	0.86%	[a]
10/31/11	8.55	0.08	0.26	0.34	(0.08)	-	(0.08)	8.81	4.00%		0	[f]	0.86%		0.76%		0.90%

	Year ended September 30				Period ended September 30, 2012[b,i]	Year ended October 31
	2016	2015	2014	2013		2011
Portfolio turnover rate	38%	54%	53%	43%	37%	37%

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
f	Amount is less than $500.
i	For the period November 1, 2011 through September 30, 2012.
j	Computed after giving effect to an agreement by MML Advisers and/or MassMutual to waive certain fees and expenses of the Fund.
l	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.
gg	For the period April 1, 2014 (commencement of operations) through September 30, 2014.

The accompanying notes are an integral part of the financial statements.

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers		Ratio of expenses to average daily net assets after expense waivers[j]		Net investment income (loss) to average daily net assets
Administrative Class
9/30/16	$13.71	$0.11	$1.48	$1.59	$(0.18)	$(4.72)	$(4.90)	$10.40	14.11%		$29,371	1.02%		N/A		1.05%
9/30/15	14.19	0.11	(0.20)	(0.09)	(0.09)	(0.30)	(0.39)	13.71	(0.63%	)	31,644	0.96%		N/A		0.77%
9/30/14	12.08	0.09	2.11	2.20	(0.09)	-	(0.09)	14.19	18.26%		35,299	0.96%		0.92%		0.69%
9/30/13	10.30	0.11	1.78	1.89	(0.11)	-	(0.11)	12.08	18.52%		33,164	1.00%		0.91%		0.97%
9/30/12[i]	8.75	0.07	1.53	1.60	(0.05)	-	(0.05)	10.30	18.44%	[b]	32,593	1.01%	[a]	0.91%	[a]	0.77%	[a]
10/31/11	8.48	0.06	0.27	0.33	(0.06)	-	(0.06)	8.75	3.89%		39,959	1.01%		0.91%		0.71%
Class A
9/30/16	$13.58	$0.09	$1.45	$1.54	$(0.14)	$(4.72)	$(4.86)	$10.26	13.78%		$11,877	1.27%		N/A		0.82%
9/30/15	14.07	0.07	(0.20)	(0.13)	(0.06)	(0.30)	(0.36)	13.58	(0.96%	)	12,906	1.21%		N/A		0.52%
9/30/14	11.98	0.06	2.09	2.15	(0.06)	-	(0.06)	14.07	17.99%		13,580	1.21%		1.17%		0.44%
9/30/13	10.23	0.08	1.76	1.84	(0.09)	-	(0.09)	11.98	18.18%		13,493	1.25%		1.16%		0.71%
9/30/12[i]	8.68	0.04	1.54	1.58	(0.03)	-	(0.03)	10.23	18.23%	[b]	11,976	1.26%	[a]	1.16%	[a]	0.51%	[a]
10/31/11	8.41	0.04	0.27	0.31	(0.04)	-	(0.04)	8.68	3.66%		8,120	1.26%		1.16%		0.46%
Class R4
9/30/16	$13.57	$0.15	$1.40	$1.55	$(0.18)	$(4.72)	$(4.90)	$10.22	13.88%		$3,421	1.17%		N/A		1.45%
9/30/15	14.07	0.09	(0.21)	(0.12)	(0.08)	(0.30)	(0.38)	13.57	(0.85%	)	105	1.11%		N/A		0.63%
9/30/14gg	13.29	0.04	0.74	0.78	-	-	-	14.07	5.87%	[b]	106	1.07%	[a]	N/A		0.60%	[a]
Class R3
9/30/16	$13.66	$0.07	$1.46	$1.53	$(0.17)	$(4.72)	$(4.89)	$10.30	13.60%		$802	1.42%		N/A		0.70%
9/30/15	14.15	0.05	(0.20)	(0.15)	(0.04)	(0.30)	(0.34)	13.66	(1.07%	)	140	1.36%		N/A		0.38%
9/30/14	12.03	0.03	2.11	2.14	(0.02)	-	(0.02)	14.15	17.78%		119	1.41%		1.38%		0.24%
9/30/13	10.24	0.05	1.77	1.82	(0.03)	-	(0.03)	12.03	17.82%		70	1.55%		1.46%		0.45%
9/30/12[i]	8.70	0.02	1.54	1.56	(0.02)	-	(0.02)	10.24	17.92%	[b]	94	1.56%	[a]	1.46%	[a]	0.25%	[a]
10/31/11	8.44	0.01	0.26	0.27	(0.01)	-	(0.01)	8.70	3.25%		329	1.56%		1.46%		0.17%

MassMutual Premier Disciplined Growth Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers		Ratio of expenses to average daily net assets after expense waivers[j]		Net investment income (loss) to average daily net assets
Class I
9/30/16	$11.37	$0.14	$1.17	$1.31	$(0.14)	$(0.85)	$(0.99)	$11.69	11.94%		$107,336	0.51%		N/A		1.22%
9/30/15	12.87	0.15	0.04	0.19	(0.14)	(1.55)	(1.69)	11.37	1.30%		184,981	0.50%		N/A		1.21%
9/30/14gg	12.13	0.07	0.67	0.74	-	-	-	12.87	6.18%	[b]	182,512	0.50%	[a]	N/A		1.14%	[a]
Class R5
9/30/16	$11.38	$0.13	$1.16	$1.29	$(0.13)	$(0.85)	$(0.98)	$11.69	11.70%		$76,893	0.61%		N/A		1.12%
9/30/15	12.88	0.14	0.04	0.18	(0.13)	(1.55)	(1.68)	11.38	1.29%		85,630	0.60%		N/A		1.12%
9/30/14	13.26	0.15	2.17	2.32	(0.16)	(2.54)	(2.70)	12.88	19.60%		110,762	0.57%		N/A		1.16%
9/30/13	11.17	0.18	2.11	2.29	(0.17)	(0.03)	(0.20)	13.26	20.83%		209,795	0.56%		0.53%		1.50%
9/30/12[i]	9.67	0.14	1.46	1.60	(0.10)	-	(0.10)	11.17	16.92%	[b]	211,276	0.57%	[a]	0.52%	[a]	1.50%	[a]
10/31/11	8.90	0.10	0.77	0.87	(0.10)	-	(0.10)	9.67	9.81%		176,486	0.57%		0.55%		1.03%
Service Class
9/30/16	$11.40	$0.12	$1.16	$1.28	$(0.12)	$(0.85)	$(0.97)	$11.71	11.58%		$80,551	0.71%		N/A		1.02%
9/30/15	12.90	0.12	0.05	0.17	(0.12)	(1.55)	(1.67)	11.40	1.19%		87,882	0.70%		N/A		1.02%
9/30/14	13.28	0.13	2.18	2.31	(0.15)	(2.54)	(2.69)	12.90	19.45%		86,743	0.67%		N/A		1.02%
9/30/13	11.19	0.17	2.11	2.28	(0.16)	(0.03)	(0.19)	13.28	20.79%		64,469	0.65%		0.62%		1.42%
9/30/12[i]	9.68	0.13	1.48	1.61	(0.10)	-	(0.10)	11.19	16.81%	[b]	57,792	0.66%	[a]	0.61%	[a]	1.40%	[a]
10/31/11	8.91	0.10	0.77	0.87	(0.10)	-	(0.10)	9.68	9.62%		49,364	0.63%		0.61%		1.01%

	Year ended September 30				Period ended September 30, 2012[b,i]	Year ended October 31
	2016	2015	2014	2013		2011
Portfolio turnover rate	124%	138%	142%	153%	142%	134%

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
i	For the period November 1, 2011 through September 30, 2012.
j	Computed after giving effect to an agreement by MML Advisers and/or MassMutual to waive certain fees and expenses of the Fund.
k	Amount waived had no impact on the ratio of expenses to average daily net assets.
l	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.
gg	For the period April 1, 2014 (commencement of operations) through September 30, 2014.

The accompanying notes are an integral part of the financial statements.

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers		Ratio of expenses to average daily net assets after expense waivers[j]		Net investment income (loss) to average daily net assets
Administrative Class
9/30/16	$11.48	$0.10	$1.19	$1.29	$(0.11)	$(0.85)	$(0.96)	$11.81	11.57%		$38,399	0.81%		N/A		0.91%
9/30/15	12.98	0.11	0.04	0.15	(0.10)	(1.55)	(1.65)	11.48	1.08%		33,634	0.80%		N/A		0.91%
9/30/14	13.35	0.12	2.19	2.31	(0.14)	(2.54)	(2.68)	12.98	19.33%		24,252	0.79%		N/A		0.92%
9/30/13	11.26	0.15	2.12	2.27	(0.15)	(0.03)	(0.18)	13.35	20.58%		20,092	0.78%		0.75%		1.23%
9/30/12[i]	9.65	0.12	1.49	1.61	-	-	-	11.26	16.68%	[b]	8,593	0.80%	[a]	0.75%	[a]	1.22%	[a]
10/31/11	8.88	0.09	0.76	0.85	(0.08)	-	(0.08)	9.65	9.50%		512	0.76%		0.76%[k]		0.97%
Class A
9/30/16	$11.23	$0.07	$1.15	$1.22	$(0.07)	$(0.85)	$(0.92)	$11.53	11.23%		$38,743	1.06%		N/A		0.67%
9/30/15	12.74	0.08	0.04	0.12	(0.08)	(1.55)	(1.63)	11.23	0.78%		38,035	1.05%		N/A		0.66%
9/30/14	13.15	0.08	2.16	2.24	(0.11)	(2.54)	(2.65)	12.74	19.02%		35,193	1.04%		N/A		0.66%
9/30/13	11.10	0.12	2.09	2.21	(0.13)	(0.03)	(0.16)	13.15	20.27%		19,445	1.04%		1.01%		1.03%
9/30/12[i]	9.60	0.10	1.46	1.56	(0.06)	-	(0.06)	11.10	16.37%	[b]	14,686	1.05%	[a]	1.00%	[a]	1.00%	[a]
10/31/11	8.84	0.06	0.76	0.82	(0.06)	-	(0.06)	9.60	9.33%		6,587	1.03%		1.01%		0.61%
Class R4
9/30/16	$11.23	$0.08	$1.16	$1.24	$(0.12)	$(0.85)	$(0.97)	$11.50	11.38%		$14,016	0.96%		N/A		0.75%
9/30/15	12.74	0.09	0.05	0.14	(0.10)	(1.55)	(1.65)	11.23	0.94%		6,003	0.95%		N/A		0.78%
9/30/14gg	12.03	0.04	0.67	0.71	-	-	-	12.74	5.90%	[b]	106	0.95%	[a]	N/A		0.68%	[a]
Class R3
9/30/16	$11.21	$0.06	$1.14	$1.20	$(0.11)	$(0.85)	$(0.96)	$11.45	11.01%		$3,159	1.21%		N/A		0.55%
9/30/15	12.73	0.06	0.04	0.10	(0.07)	(1.55)	(1.62)	11.21	0.66%		3,637	1.20%		N/A		0.51%
9/30/14gg	12.03	0.03	0.67	0.70	-	-	-	12.73	5.82%	[b]	106	1.20%	[a]	N/A		0.43%	[a]

MassMutual Premier Small Cap Opportunities Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]		Net assets, end of the period (000’s)		Ratio of expenses to average daily net assets before expense waivers		Ratio of expenses to average daily net assets after expense waivers[j]	Net investment income (loss) to average daily net assets
Class I
9/30/16	$13.84	$0.17	$1.31	$1.48	$(0.12)	$(1.39)	$(1.51)	$13.81	11.60%		$3,642		0.71%		N/A	1.33%
9/30/15	15.78	0.13	0.44	0.57	(0.17)	(2.34)	(2.51)	13.84	2.63%		0	[f]	0.68%		N/A	0.84%
9/30/14gg	16.45	0.39	(1.06)	(0.67)	-	-	-	15.78	(4.07%	)[b]	4,801		0.66%	[a]	N/A	4.79%	[a]
Class R5
9/30/16	$13.82	$0.15	$1.30	$1.45	$(0.10)	$(1.39)	$(1.49)	$13.78	11.40%		$61,310		0.81%		N/A	1.16%
9/30/15	15.77	0.13	0.41	0.54	(0.15)	(2.34)	(2.49)	13.82	2.44%		58,840		0.79%		N/A	0.82%
9/30/14	14.92	0.17	0.83	1.00	(0.15)	-	(0.15)	15.77	6.75%		73,288		0.74%		N/A	1.04%
9/30/13	11.03	0.16	3.86	4.02	(0.13)	-	(0.13)	14.92	36.88%		83,213		0.73%		0.70%	1.23%
9/30/12[i]	9.77	0.09	1.24	1.33	(0.07)	-	(0.07)	11.03	13.78%	[b]	68,091		0.78%	[a]	0.69%[a]	1.00%	[a]
10/31/11	9.15	0.07	0.62	0.69	(0.07)	-	(0.07)	9.77	7.53%		118,553		0.76%		0.69%	0.74%
Service Class
9/30/16	$13.81	$0.14	$1.29	$1.43	$(0.10)	$(1.39)	$(1.49)	$13.75	11.23%		$13,313		0.91%		N/A	1.08%
9/30/15	15.76	0.11	0.43	0.54	(0.15)	(2.34)	(2.49)	13.81	2.41%		6,927		0.89%		N/A	0.73%
9/30/14	14.92	0.16	0.82	0.98	(0.14)	-	(0.14)	15.76	6.60%		6,865		0.84%		N/A	0.98%
9/30/13	11.03	0.14	3.88	4.02	(0.13)	-	(0.13)	14.92	36.79%		2,627		0.83%		0.80%	1.15%
9/30/12[i]	9.76	0.09	1.23	1.32	(0.05)	-	(0.05)	11.03	13.65%	[b]	3,299		0.88%	[a]	0.79%[a]	0.94%	[a]
10/31/11	9.14	0.06	0.62	0.68	(0.06)	-	(0.06)	9.76	7.45%		1,972		0.86%		0.79%	0.63%

	Year ended September 30				Period ended September 30, 2012[b,i]	Year ended October 31
	2016	2015	2014	2013		2011
Portfolio turnover rate	57%	52%	66%	91%	79%[q]	96%

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
f	Amount is less than $500.
i	For the period November 1, 2011 through September 30, 2012.
j	Computed after giving effect to an agreement by MML Advisers and/or MassMutual to waive certain fees and expenses of the Fund.
l	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.
q	Portfolio turnover rate excludes securities sold from redemptions in-kind. Securities sold from redemptions in-kind had no impact on portfolio turnover rate.
gg	For the period April 1, 2014 (commencement of operations) through September 30, 2014.

The accompanying notes are an integral part of the financial statements.

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers		Ratio of expenses to average daily net assets after expense waivers[j]	Net investment income (loss) to average daily net assets
Administrative Class
9/30/16	$13.72	$0.12	$1.29	$1.41	$(0.06)	$(1.39)	$(1.45)	$13.68	11.17%		$17,641	1.01%		N/A	0.94%
9/30/15	15.68	0.10	0.41	0.51	(0.13)	(2.34)	(2.47)	13.72	2.25%		18,171	0.99%		N/A	0.64%
9/30/14	14.84	0.14	0.83	0.97	(0.13)	-	(0.13)	15.68	6.55%		17,595	0.95%		N/A	0.86%
9/30/13	10.98	0.13	3.85	3.98	(0.12)	-	(0.12)	14.84	36.60%		9,661	0.93%		0.90%	1.02%
9/30/12[i]	9.72	0.08	1.23	1.31	(0.05)	-	(0.05)	10.98	13.60%	[b]	5,928	0.98%	[a]	0.89%[a]	0.83%	[a]
10/31/11	9.08	0.05	0.62	0.67	(0.03)	-	(0.03)	9.72	7.37%		2,534	0.96%		0.89%	0.54%
Class A
9/30/16	$13.49	$0.09	$1.26	$1.35	$(0.03)	$(1.39)	$(1.42)	$13.42	10.88%		$69,495	1.26%		N/A	0.70%
9/30/15	15.43	0.06	0.42	0.48	(0.08)	(2.34)	(2.42)	13.49	2.04%		66,359	1.24%		N/A	0.38%
9/30/14	14.62	0.09	0.81	0.90	(0.09)	-	(0.09)	15.43	6.19%		70,281	1.19%		N/A	0.60%
9/30/13	10.80	0.10	3.80	3.90	(0.08)	-	(0.08)	14.62	36.40%		77,201	1.18%		1.15%	0.77%
9/30/12[i]	9.56	0.05	1.21	1.26	(0.02)	-	(0.02)	10.80	13.25%	[b]	58,551	1.23%	[a]	1.14%[a]	0.50%	[a]
10/31/11	8.95	0.03	0.61	0.64	(0.03)	-	(0.03)	9.56	7.13%		58,004	1.21%		1.14%	0.30%
Class R4
9/30/16	$13.48	$0.10	$1.27	$1.37	$(0.10)	$(1.39)	$(1.49)	$13.36	11.06%		$4,467	1.16%		N/A	0.75%
9/30/15	15.44	0.12	0.38	0.50	(0.12)	(2.34)	(2.46)	13.48	2.17%		571	1.14%		N/A	0.84%
9/30/14gg	16.14	0.04	(0.74)	(0.70)	-	-	-	15.44	(4.34%	)[b]	96	1.11%	[a]	N/A	0.46%	[a]
Class R3
9/30/16	$13.46	$0.07	$1.25	$1.32	$(0.07)	$(1.39)	$(1.46)	$13.32	10.72%		$5,524	1.41%		N/A	0.51%
9/30/15	15.42	0.07	0.40	0.47	(0.09)	(2.34)	(2.43)	13.46	1.97%		1,245	1.39%		N/A	0.45%
9/30/14gg	16.14	0.02	(0.74)	(0.72)	-	-	-	15.42	(4.46%	)[b]	96	1.36%	[a]	N/A	0.21%	[a]

MassMutual Premier Global Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers		Ratio of expenses to average daily net assets after expense waivers[j]		Net investment income (loss) to average daily net assets
Class I
9/30/16	$13.94	$0.11	$0.66	$0.77	$(0.14)	$(1.10)	$(1.24)	$13.47	5.50%		$16,576	0.85%		N/A		0.85%
9/30/15	15.11	0.18	(0.46)	(0.28)	(0.19)	(0.70)	(0.89)	13.94	(1.92%	)	1,044	0.84%		N/A		1.16%
9/30/14gg	14.85	0.13	0.13	0.26	-	-	-	15.11	1.75%	[b]	102	0.84%	[a]	N/A		1.75%	[a]
Class R5
9/30/16	$13.93	$0.12	$0.63	$0.75	$(0.12)	$(1.10)	$(1.22)	$13.46	5.37%		$125,171	0.95%		N/A		0.89%
9/30/15	15.11	0.15	(0.46)	(0.31)	(0.17)	(0.70)	(0.87)	13.93	(2.07%	)	166,316	0.94%		N/A		0.99%
9/30/14	13.99	0.15	1.25	1.40	(0.16)	(0.12)	(0.28)	15.11	10.18%		206,074	0.99%		0.91%		0.99%
9/30/13	11.19	0.16	2.79	2.95	(0.15)	-	(0.15)	13.99	26.55%		213,577	1.05%		0.89%		1.28%
9/30/12[i]	10.55	0.14	0.65	0.79	(0.15)	-	(0.15)	11.19	7.74%	[b]	195,534	1.05%	[a]	0.89%	[a]	1.44%	[a]
10/31/11	10.67	0.14	(0.10)	0.04	(0.16)	-	(0.16)	10.55	0.37%		202,981	1.04%		0.89%		1.27%
Service Class
9/30/16	$13.83	$0.11	$0.62	$0.73	$(0.11)	$(1.10)	$(1.21)	$13.35	5.28%		$28,699	1.05%		N/A		0.87%
9/30/15	15.01	0.14	(0.46)	(0.32)	(0.16)	(0.70)	(0.86)	13.83	(2.15%	)	30,582	1.04%		N/A		0.95%
9/30/14	13.90	0.15	1.22	1.37	(0.14)	(0.12)	(0.26)	15.01	9.96%		14,038	1.05%		1.03%		0.99%
9/30/13	11.12	0.14	2.78	2.92	(0.14)	-	(0.14)	13.90	26.47%		8,558	1.08%		1.03%		1.13%
9/30/12[i]	10.48	0.12	0.65	0.77	(0.13)	-	(0.13)	11.12	7.58%	[b]	7,389	1.08%	[a]	1.03%	[a]	1.29%	[a]
10/31/11	10.61	0.13	(0.10)	0.03	(0.16)	-	(0.16)	10.48	0.21%		7,000	1.07%		1.03%		1.13%

	Year ended September 30				Period ended September 30, 2012[b,i]	Year ended October 31
	2016	2015	2014	2013		2011
Portfolio turnover rate	25%	32%	27%	28%	27%	26%

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
i	For the period November 1, 2011 through September 30, 2012.
j	Computed after giving effect to an agreement by MML Advisers and/or MassMutual to waive certain fees and expenses of the Fund.
l	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.
gg	For the period April 1, 2014 (commencement of operations) through September 30, 2014.

The accompanying notes are an integral part of the financial statements.

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers		Ratio of expenses to average daily net assets after expense waivers[j]		Net investment income (loss) to average daily net assets
Administrative Class
9/30/16	$13.91	$0.09	$0.63	$0.72	$(0.09)	$(1.10)	$(1.19)	$13.44	5.15%		$99,085	1.15%		N/A		0.68%
9/30/15	15.08	0.12	(0.45)	(0.33)	(0.14)	(0.70)	(0.84)	13.91	(2.23%	)	120,753	1.14%		N/A		0.79%
9/30/14	13.96	0.11	1.25	1.36	(0.12)	(0.12)	(0.24)	15.08	9.87%		136,272	1.18%		1.14%		0.77%
9/30/13	11.17	0.13	2.79	2.92	(0.13)	-	(0.13)	13.96	26.30%		128,755	1.23%		1.14%		1.01%
9/30/12[i]	10.53	0.11	0.65	0.76	(0.12)	-	(0.12)	11.17	7.42%	[b]	109,534	1.23%	[a]	1.14%	[a]	1.19%	[a]
10/31/11	10.64	0.11	(0.08)	0.03	(0.14)	-	(0.14)	10.53	0.11%		118,025	1.22%		1.14%		1.03%
Class A
9/30/16	$13.77	$0.06	$0.61	$0.67	$(0.05)	$(1.10)	$(1.15)	$13.29	4.85%		$32,200	1.40%		N/A		0.44%
9/30/15	14.92	0.08	(0.44)	(0.36)	(0.09)	(0.70)	(0.79)	13.77	(2.44%	)	40,690	1.39%		N/A		0.54%
9/30/14	13.82	0.07	1.24	1.31	(0.09)	(0.12)	(0.21)	14.92	9.54%		46,399	1.43%		1.41%		0.48%
9/30/13	11.06	0.09	2.76	2.85	(0.09)	-	(0.09)	13.82	25.94%		48,500	1.48%		1.43%		0.72%
9/30/12[i]	10.42	0.09	0.64	0.73	(0.09)	-	(0.09)	11.06	7.11%	[b]	41,351	1.48%	[a]	1.43%	[a]	0.92%	[a]
10/31/11	10.54	0.08	(0.09)	(0.01)	(0.11)	-	(0.11)	10.42	(0.11%	)	37,485	1.47%		1.43%		0.73%
Class R4
9/30/16	$13.74	$0.09	$0.61	$0.70	$(0.13)	$(1.10)	$(1.23)	$13.21	5.05%		$4,322	1.30%		N/A		0.73%
9/30/15	14.93	0.12	(0.48)	(0.36)	(0.13)	(0.70)	(0.83)	13.74	(2.44%	)	729	1.29%		N/A		0.79%
9/30/14gg	14.70	0.10	0.13	0.23	-	-	-	14.93	1.56%	[b]	102	1.29%	[a]	N/A		1.30%	[a]
Class R3
9/30/16	$13.79	$0.05	$0.61	$0.66	$(0.08)	$(1.10)	$(1.18)	$13.27	4.78%		$8,702	1.55%		N/A		0.42%
9/30/15	14.97	0.05	(0.43)	(0.38)	(0.10)	(0.70)	(0.80)	13.79	(2.63%	)	2,905	1.54%		N/A		0.36%
9/30/14	13.86	0.07	1.24	1.31	(0.08)	(0.12)	(0.20)	14.97	9.49%		1,523	1.64%		1.53%		0.48%
9/30/13	11.10	0.08	2.77	2.85	(0.09)	-	(0.09)	13.86	25.81%		1,235	1.78%		1.52%		0.63%
9/30/12[i]	10.46	0.08	0.64	0.72	(0.08)	-	(0.08)	11.10	7.07%	[b]	930	1.78%	[a]	1.52%	[a]	0.83%	[a]
10/31/11	10.58	0.07	(0.09)	(0.02)	(0.10)	-	(0.10)	10.46	(0.33%	)	828	1.77%		1.52%		0.64%

MassMutual Premier International Equity Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations			Less distributions to shareholders						Ratios /Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waiver		Ratio of expenses to average daily net assets after expense waivers[j]	Net investment income (loss) to average daily net assets
Class I
9/30/16	$11.55	$0.15	$0.85	$1.00	$(0.14)	$(0.44)	$(0.58)	$11.97	8.86%		$195,019	0.95%		0.94%	1.30%
9/30/15	14.39	0.18	(0.60)	(0.42)	(0.18)	(2.24)	(2.42)	11.55	(3.02%	)	169,842	0.96%		N/A	1.42%
9/30/14gg	15.47	0.14	(1.22)	(1.08)	-	-	-	14.39	(6.98%	)[b]	64,208	0.96%	[a]	N/A	1.83%	[a]
Class R5
9/30/16	$11.54	$0.14	$0.85	$0.99	$(0.12)	$(0.44)	$(0.56)	$11.97	8.83%		$221,320	1.05%		1.04%	1.18%
9/30/15	14.38	0.13	(0.57)	(0.44)	(0.16)	(2.24)	(2.40)	11.54	(3.17%	)	251,687	1.06%		N/A	1.05%
9/30/14	15.92	0.15	(0.16)	(0.01)	(0.19)	(1.34)	(1.53)	14.38	(0.32%	)	351,818	1.06%		N/A	0.97%
9/30/13	13.20	0.21	3.14	3.35	(0.20)	(0.43)	(0.63)	15.92	26.22%		445,260	1.07%		N/A	1.46%
9/30/12[i]	13.95	0.18	0.71	0.89	(0.23)	(1.41)	(1.64)	13.20	8.60%	[b]	396,711	1.07%	[a]	N/A	1.52%	[a]
10/31/11	13.94	0.16	(0.01)	0.15	(0.14)	-	(0.14)	13.95	1.08%		554,169	1.07%		N/A	1.10%
Service Class
9/30/16	$11.51	$0.13	$0.84	$0.97	$(0.11)	$(0.44)	$(0.55)	$11.93	8.66%		$22,510	1.15%		1.14%	1.09%
9/30/15	14.34	0.13	(0.57)	(0.44)	(0.15)	(2.24)	(2.39)	11.51	(3.20%	)	21,741	1.16%		N/A	1.03%
9/30/14	15.90	0.14	(0.17)	(0.03)	(0.19)	(1.34)	(1.53)	14.34	(0.46%	)	23,473	1.12%		N/A	0.88%
9/30/13	13.18	0.20	3.15	3.35	(0.20)	(0.43)	(0.63)	15.90	26.23%		25,987	1.10%		N/A	1.42%
9/30/12[i]	13.94	0.19	0.69	0.88	(0.23)	(1.41)	(1.64)	13.18	8.58%	[b]	21,882	1.10%	[a]	N/A	1.62%	[a]
10/31/11	13.92	0.16	(0.02)	0.14	(0.12)	-	(0.12)	13.94	1.00%		19,430	1.10%		N/A	1.10%

	Year ended September 30				Period ended September 30, 2012[b,i]	Year ended October 31
	2016	2015	2014	2013		2011
Portfolio turnover rate	36%	45%	76%	56%	36%	47%

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
d	Amount is less than $0.005 per share.
i	For the period November 1, 2011 through September 30, 2012.
j	Computed after giving effect to an agreement by MML Advisers and/or MassMutual to waive certain fees and expenses of the Fund.
l	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.
gg	For the period April 1, 2014 (commencement of operations) through September 30, 2014.
*	Generally accepted accounting principles may require adjustment to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the returns reported in the portfolio manager commentary section of this report.

The accompanying notes are an integral part of the financial statements.

		Income (loss) from investment operations			Less distributions to shareholders							Ratios /Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers		Ratio of expenses to average daily net assets after expense waivers[j]	Net investment income (loss) to average daily net assets
Administrative Class
9/30/16	$11.45	$0.11	$0.85	$0.96	$(0.10)	$(0.44)	$(0.54)	$11.87	8.59%		$18,407	1.25%		1.24%	0.97%
9/30/15	14.27	0.12	(0.56)	(0.44)	(0.14)	(2.24)	(2.38)	11.45	(3.28%	)	19,307	1.26%		N/A	0.96%
9/30/14	15.82	0.13	(0.18)	(0.05)	(0.16)	(1.34)	(1.50)	14.27	(0.57%	)	18,339	1.25%		N/A	0.86%
9/30/13	13.13	0.19	3.11	3.30	(0.18)	(0.43)	(0.61)	15.82	25.96%		18,017	1.25%		N/A	1.31%
9/30/12[i]	13.82	0.17	0.70	0.87	(0.15)	(1.41)	(1.56)	13.13	8.46%	[b]	15,173	1.25%	[a]	N/A	1.47%	[a]
10/31/11	13.81	0.14	(0.01)	0.13	(0.12)	-	(0.12)	13.82	0.91%		12,331	1.25%		N/A	0.94%
Class A
9/30/16	$11.12	$0.08	$0.83	$0.91	$(0.07)	$(0.44)	$(0.51)	$11.52	8.34%	*	$42,907	1.50%		1.49%	0.72%
9/30/15	13.94	0.08	(0.56)	(0.48)	(0.10)	(2.24)	(2.34)	11.12	(3.54%	)	47,166	1.51%		N/A	0.65%
9/30/14	15.48	0.09	(0.17)	(0.08)	(0.12)	(1.34)	(1.46)	13.94	(0.77%	)	53,155	1.50%		N/A	0.58%
9/30/13	12.85	0.14	3.06	3.20	(0.14)	(0.43)	(0.57)	15.48	25.70%		56,137	1.50%		N/A	1.04%
9/30/12[i]	13.62	0.13	0.68	0.81	(0.17)	(1.41)	(1.58)	12.85	8.16%	[b]	46,292	1.50%	[a]	N/A	1.20%	[a]
10/31/11	13.62	0.09	(0.00)[d]	0.09	(0.09)	-	(0.09)	13.62	0.63%		47,318	1.50%		N/A	0.65%
Class R4
9/30/16	$11.11	$0.14	$0.77	$0.91	$(0.11)	$(0.44)	$(0.55)	$11.47	8.42%		$3,648	1.40%		1.39%	1.28%
9/30/15	13.94	0.09	(0.55)	(0.46)	(0.13)	(2.24)	(2.37)	11.11	(3.46%	)	349	1.41%		N/A	0.73%
9/30/14gg	15.03	0.11	(1.20)	(1.09)	-	-	-	13.94	(7.25%	)[b]	93	1.41%	[a]	N/A	1.47%	[a]
Class R3
9/30/16	$11.09	$0.09	$0.80	$0.89	$(0.11)	$(0.44)	$(0.55)	$11.43	8.24%		$3,618	1.65%		1.64%	0.82%
9/30/15	13.93	0.05	(0.54)	(0.49)	(0.11)	(2.24)	(2.35)	11.09	(3.76%	)	524	1.66%		N/A	0.41%
9/30/14gg	15.03	0.09	(1.19)	(1.10)	-	-	-	13.93	(7.32%	)[b]	93	1.66%	[a]	N/A	1.22%	[a]

MassMutual Premier Strategic Emerging Markets Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers		Ratio of expenses to average daily net assets after expense waivers[j]		Net investment income (loss) to average daily net assets
Class I
9/30/16	$9.19	$0.07	$1.61	$1.68	$(0.08)	$-	$(0.08)	$10.79	18.36%	*	$204,626	1.31%		1.05%		0.69%
9/30/15	12.11	0.09	(2.87)	(2.78)	(0.14)	-	(0.14)	9.19	(23.13%	)	127,823	1.37%		1.05%		0.77%
9/30/14	11.68	0.08	0.50	0.58	(0.15)	-	(0.15)	12.11	5.01%		140,584	1.34%		1.02%		0.68%
9/30/13	12.03	0.16	(0.41)	(0.25)	(0.10)	-	(0.10)	11.68	(2.10%	)	115,463	1.23%		0.99%		1.30%
9/30/12[i]	14.09	0.12	(0.28)	(0.16)	(0.16)	(1.74)	(1.90)	12.03	0.51%	[b]	134,793	1.24%	[a]	0.99%	[a]	1.11%	[a]
10/31/11[h]	15.70	0.20	(1.81)	(1.61)	-	-	-	14.09	(10.25%	)[b]	92,878	1.26%	[a]	0.99%	[a]	1.98%	[a]
Class R5
9/30/16	$9.30	$0.04	$1.65	$1.69	$(0.05)	$-	$(0.05)	$10.94	18.22%		$3,148	1.41%		1.15%		0.38%
9/30/15	12.24	0.08	(2.89)	(2.81)	(0.13)	-	(0.13)	9.30	(23.20%	)	7,389	1.47%		1.15%		0.67%
9/30/14	11.81	0.07	0.49	0.56	(0.13)	-	(0.13)	12.24	4.88%		8,869	1.47%		1.15%		0.55%
9/30/13	12.17	0.15	(0.42)	(0.27)	(0.09)	-	(0.09)	11.81	(2.29%	)	7,008	1.39%		1.15%		1.22%
9/30/12[i]	14.07	0.05	(0.21)	(0.16)	-	(1.74)	(1.74)	12.17	0.36%	[b]	6,110	1.40%	[a]	1.15%	[a]	0.43%	[a]
10/31/11	17.79	0.16	(2.30)	(2.14)	(0.05)	(1.53)	(1.58)	14.07	(13.17%	)	51,005	1.34%		1.15%		1.01%
Service Class
9/30/16	$9.17	$0.04	$1.63	$1.67	$(0.06)	$-	$(0.06)	$10.78	18.27%	*	$8,238	1.51%		1.25%		0.43%
9/30/15	12.09	0.07	(2.87)	(2.80)	(0.12)	-	(0.12)	9.17	(23.23%	)	7,015	1.57%		1.25%		0.63%
9/30/14	11.66	0.06	0.49	0.55	(0.12)	-	(0.12)	12.09	4.75%		256	1.57%		1.25%		0.46%
9/30/13	12.01	0.13	(0.40)	(0.27)	(0.08)	-	(0.08)	11.66	(2.34%	)	206	1.49%		1.25%		1.06%
9/30/12[i]	14.06	0.09	(0.28)	(0.19)	(0.12)	(1.74)	(1.86)	12.01	0.23%	[b]	203	1.50%	[a]	1.25%	[a]	0.86%	[a]
10/31/11	17.77	0.18	(2.32)	(2.14)	(0.04)	(1.53)	(1.57)	14.06	(13.22%	)	188	1.46%		1.25%		1.13%

	Year ended September 30				Period ended September 30, 2012[b,i]	Year ended October 31
	2016	2015	2014	2013		2011
Portfolio turnover rate	33%	40%	108%	75%	76%	84%

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
d	Amount is less than $0.005 per share.
f	Amount is less than $500.
h	For the period March 1, 2011 (commencement of operations) through October 31, 2011.
i	For the period November 1, 2011 through September 30, 2012.
j	Computed after giving effect to an agreement by MML Advisers and/or MassMutual to waive certain fees and expenses of the Fund.
l	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.
gg	For the period April 1, 2014 (commencement of operations) through September 30, 2014.
*	Generally accepted accounting principles may require adjustment to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the returns reported in the portfolio manager commentary section of this report.

The accompanying notes are an integral part of the financial statements.

		Income (loss) from investment operations				Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]		Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]		Net assets, end of the period (000’s)		Ratio of expenses to average daily net assets before expense waivers		Ratio of expenses to average daily net assets after expense waivers[j]		Net investment income (loss) to average daily net assets
Administrative Class
9/30/16	$9.23	$0.04		$1.62	$1.66	$(0.05)	$-	$(0.05)	$10.84	18.02%		$677		1.61%		1.35%		0.42%
9/30/15	12.15	0.06		(2.88)	(2.82)	(0.10)	-	(0.10)	9.23	(23.32%	)	431		1.67%		1.35%		0.54%
9/30/14	11.72	0.07		0.47	0.54	(0.11)	-	(0.11)	12.15	4.61%		409		1.68%		1.37%		0.59%
9/30/13	12.09	0.13		(0.43)	(0.30)	(0.07)	-	(0.07)	11.72	(2.50%	)	98		1.64%		1.40%		1.09%
9/30/12[i]	14.02	0.15		(0.34)	(0.19)	-	(1.74)	(1.74)	12.09	0.12%	[b]	63		1.65%	[a]	1.40%	[a]	1.37%	[a]
10/31/11	17.73	0.12		(2.28)	(2.16)	(0.02)	(1.53)	(1.55)	14.02	(13.34%	)	0	[f]	1.57%		1.39%		0.71%
Class A
9/30/16	$9.13	$0.01		$1.60	$1.61	$(0.00)[d]	$-	$(0.00)[d]	$10.74	17.68%		$95		1.86%		1.60%		0.11%
9/30/15	12.04	0.00	[d]	(2.81)	(2.81)	(0.10)	-	(0.10)	9.13	(23.47%	)	190		1.92%		1.60%		0.02%
9/30/14	11.61	(0.01)		0.51	0.50	(0.07)	-	(0.07)	12.04	4.36%		470		1.94%		1.62%		(0.05%	)
9/30/13	11.94	0.08		(0.41)	(0.33)	-	-	-	11.61	(2.76%	)	336		1.89%		1.65%		0.63%
9/30/12[i]	13.95	0.05		(0.28)	(0.23)	(0.04)	(1.74)	(1.78)	11.94	(0.19%	)[b]	379		1.90%	[a]	1.65%	[a]	0.50%	[a]
10/31/11	17.68	0.10		(2.30)	(2.20)	-	(1.53)	(1.53)	13.95	(13.60%	)	396		1.85%		1.65%		0.64%
Class R4
9/30/16	$9.14	$0.02		$1.61	$1.63	$(0.05)	$-	$(0.05)	$10.72	17.87%		$599		1.76%		1.50%		0.23%
9/30/15	12.05	0.03		(2.84)	(2.81)	(0.10)	-	(0.10)	9.14	(23.45%	)	112		1.82%		1.50%		0.27%
9/30/14gg	11.64	0.05		0.36	0.41	-	-	-	12.05	3.52%	[b]	103		1.82%	[a]	1.50%	[a]	0.76%	[a]
Class R3
9/30/16	$9.12	$0.00	[d]	$1.61	$1.61	$(0.03)	$-	$(0.03)	$10.70	17.66%	*	$642		2.01%		1.75%		0.04%
9/30/15	12.03	0.03		(2.86)	(2.83)	(0.08)	-	(0.08)	9.12	(23.57%	)	184		2.07%		1.75%		0.24%
9/30/14gg	11.64	0.03		0.36	0.39	-	-	-	12.03	3.35%	[b]	103		2.07%	[a]	1.75%	[a]	0.51%	[a]

Notes to Financial Statements

1.	The Funds

MassMutual Premier Funds (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end, management investment company. The Trust is organized under the laws of the Commonwealth of Massachusetts as a Massachusetts business trust pursuant to an Agreement and Declaration of Trust dated August 1, 1994, as amended and restated as of November 21, 2011, as it may be further amended from time to time. The following are 15 series of the Trust (each individually referred to as a “Fund” or collectively as the “Funds”):

MassMutual Premier U.S. Government Money Market Fund (formerly known as Premier Money Market Fund) (“U.S. Government Money Market Fund”)

MassMutual Premier Short-Duration Bond Fund (“Short-Duration Bond Fund”)

MassMutual Premier Inflation-Protected and Income Fund (“Inflation-Protected and Income Fund”)

MassMutual Premier Core Bond Fund (“Core Bond Fund”)

MassMutual Premier Diversified Bond Fund (“Diversified Bond Fund”)

MassMutual Premier High Yield Fund (“High Yield Fund”)

MassMutual Premier Balanced Fund (“Balanced Fund”)

MassMutual Premier Value Fund (“Value Fund”)

MassMutual Premier Disciplined Value Fund (“Disciplined Value Fund”)

MassMutual Premier Main Street Fund (“Main Street Fund”)

MassMutual Premier Disciplined Growth Fund (“Disciplined Growth Fund”)

MassMutual Premier Small Cap Opportunities Fund (“Small Cap Opportunities Fund”)

MassMutual Premier Global Fund (“Global Fund”)

MassMutual Premier International Equity Fund (“International Equity Fund”)

MassMutual Premier Strategic Emerging Markets Fund (“Strategic Emerging Markets Fund”)

Each share class of a Fund represents an interest in the same portfolio of assets. The principal difference among the classes is the level of service and administration fees, and shareholder and distribution service expenses borne by the classes. Because each class will have different fees and expenses, performance and share prices will vary between the classes. The classes of shares are offered to different types of investors, as outlined in the Funds’ Prospectus.

U.S. Government Money Market Fund’s name, investment objective, and investment strategy changed on May 1, 2016 when the Fund changed from a money market fund to a government money market fund.

2.	Significant Accounting Policies

The following is a summary of significant accounting policies followed consistently by each Fund in the preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America (“generally accepted accounting principles”). The preparation of the financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Investment Valuation

The net asset value of each Fund’s shares is determined once daily as of the close of regular trading on the New York Stock Exchange (“NYSE”), on each day the NYSE is open for trading (a “business day”). The NYSE normally closes at 4:00 p.m. Eastern Time, but may close earlier on some days.

Equity securities and derivative contracts that are actively traded on a national securities exchange or contract market are valued on the basis of information furnished by a pricing service, which provides the last reported sale price, or, in the case of futures contracts, the settlement price, for securities or derivatives listed on the exchange or contract market or the official closing price on the NASDAQ National Market System (“NASDAQ System”), or in the case of over-the-counter (“OTC”) securities for which an official closing price is unavailable or not reported on the NASDAQ System, the last reported bid price. Portfolio securities traded on more than one national securities exchange are valued at the last price at the close of the exchange representing the principal

Notes to Financial Statements (Continued)

market for such securities. Debt securities (with the exception of debt securities held by the U.S. Government Money Market Fund) are valued on the basis of valuations furnished by a pricing service, which generally determines valuations taking into account factors such as institutional-size trading in similar securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. Shares of other open-end mutual funds are valued at their closing net asset values as reported on each business day. The U.S. Government Money Market Fund’s debt securities are typically valued at amortized cost, but may be valued using a vendor quote if the Fund’s investment adviser determines it more closely approximates current market value, in accordance with Rule 2a-7 under the 1940 Act pursuant to which the U.S. Government Money Market Fund must adhere to certain conditions. It is the intention of the U.S. Government Money Market Fund to maintain a stable net asset value per share of $1.00, although this cannot be assured.

Investments for which market quotations are readily available are marked to market daily based on those quotations. Market quotations may be provided by third-party vendors or market makers, and may be determined on the basis of a variety of factors, such as broker quotations, financial modeling, and other market data, such as market indexes and yield curves, counterparty information, and foreign exchange rates. U.S. Government and agency securities may be valued on the basis of market quotations or using a model that may incorporate market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, quoted market prices, and reference data. The fair values of OTC derivative contracts, including forward, swap, and option contracts related to interest rates, foreign currencies, credit standing of reference entities, equity prices, or commodity prices, may be based on market quotations or may be modeled using a series of techniques, including simulation models, depending on the contract and the terms of the transaction. The fair values of asset-backed securities and mortgage-backed securities are estimated based on models that consider the estimated cash flows of each debt tranche of the issuer, established benchmark yield, and estimated tranche-specific spread to the benchmark yield based on the unique attributes of the tranche, including, but not limited to, prepayment speed assumptions and attributes of the collateral. Restricted securities are generally valued at a discount to similar publicly traded securities.

Investments for which market quotations are not available or for which a pricing service or vendor does not provide a value, or for which such market quotations or values are considered by the investment adviser or subadviser to be unreliable (including, for example, certain foreign securities, thinly-traded securities, certain restricted securities, certain initial public offerings, or securities whose values may have been affected by a significant event) are stated at fair valuations determined in good faith by the Funds’ Valuation Committee1 in accordance with procedures approved annually by the Board of Trustees (“Trustees”), and under the general oversight of the Trustees. The Funds’ Valuation Committee employs various methods to determine fair valuations including a regular review of significant inputs and assumptions and review of any related market activity. The Funds’ Valuation Committee reports to the Trustees at their regularly scheduled meetings. It is possible that fair value prices will be used by the Funds to a significant extent. The value determined for an investment using the Funds’ fair value procedures may differ from recent market prices for the investment and may be significantly different from the value realized upon the sale of such investment.

The Funds may invest in securities that are traded principally in foreign markets and that trade on weekends and other days when the Funds do not price their shares. As a result, the values of the Funds’ portfolio securities may change on days when the prices of the Funds’ shares are not calculated. The prices of the Funds’ shares will reflect any such changes when the prices of the Funds’ shares are next calculated, which is the next business day. The Funds may use fair value pricing more frequently for securities primarily traded in foreign markets because, among other things, most foreign markets close well before the Funds value their securities. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. The Funds’ investments may be priced based on fair values provided by a third-party vendor, based on certain factors and methodologies applied by such vendor, in the event that there is movement in the U.S. market, between the close of the foreign market and the time the Funds calculate their net asset values. All assets and liabilities expressed in foreign currencies are converted into U.S. dollars at the mean between the buying and selling rates of such currencies against the U.S. dollar at the end of each business day.

1	The Valuation Committee consists of the President, Treasurer, Assistant Treasurers, Vice Presidents (except for the CCO), Assistant Vice Presidents, Secretary, and Assistant Secretaries of the Trust, as well as such alternate members as the Trustees may from time to time designate. The Valuation Committee reviews and determines the fair valuation of portfolio securities and the Funds’ pricing procedures in general.

Notes to Financial Statements (Continued)

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. A three-tier hierarchy is utilized to maximize the use of observable market data inputs and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value (such as a pricing model) and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability and are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability and are developed based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below. The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those investments and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and consideration of factors specific to each security.

Level 1 – quoted prices (unadjusted) in active markets for identical investments that the Funds can access at the measurement date

The types of assets and liabilities categorized in Level 1 generally include actively traded domestic and certain foreign equity securities, derivatives actively traded on a national securities exchange (such as some warrants, rights, futures, and options), and shares of open-end mutual funds.

Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

The types of assets and liabilities categorized in Level 2 generally include debt securities such as U.S. Government and agency securities, mortgage-backed securities, asset-backed securities, municipal obligations, sovereign debt obligations, bank loans, corporate bonds, and those securities valued at amortized cost; OTC derivatives such as swaps, options, swaptions, and forward foreign currency exchange contracts; certain restricted securities; and non-exchange traded equity securities and certain foreign equity securities traded on particular foreign exchanges that close before the Funds determine their net asset values.

Level 3 – significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

The types of assets and liabilities categorized in Level 3 generally include securities for which prices, spreads, or any of the other aforementioned significant inputs are unobservable. Generally, securities whose trading has been suspended or that have been de-listed from their current primary trading exchange; securities in default or bankruptcy proceedings for which there is no current market quotation; securities and certain derivatives valued by broker quotes which may include brokers’ assumptions; and any illiquid Rule 144A securities or restricted securities issued by non-public entities are categorized in Level 3.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

Changes in valuation techniques may result in transfers in or out of an investment’s assigned Level within the hierarchy. In addition, in periods of market dislocation, the observability of prices and inputs may be reduced for many instruments. This condition, as well as changes related to liquidity of investments, could cause a security to be reclassified between Level 1, Level 2, or Level 3.

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes the level in the fair value hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the overall fair value measurement.

The U.S. Government Money Market Fund characterized all investments at Level 2, as of September 30, 2016. The Value Fund, Main Street Fund, Disciplined Growth Fund and Small Cap Opportunities Fund characterized all long-term investments at Level 1,

Notes to Financial Statements (Continued)

and all short-term investments at Level 2, as of September 30, 2016. For each Fund noted in the preceding sentences, the level classification by major category of investments is the same as the category presentation in the Portfolio of Investments.

The following is the aggregate value by input level, as of September 30, 2016, for the remaining Funds’ investments:

	Level 1	Level 2	Level 3	Total
Short-Duration Bond Fund
Asset Investments
Corporate Debt	$-	$256,461,745	$-	$256,461,745
Municipal Obligations	-	466,508	-	466,508
Non-U.S. Government Agency Obligations	-	234,895,920	1,830,405	236,726,325
U.S. Government Agency Obligations and Instrumentalities	-	38,665,945	-	38,665,945
U.S. Treasury Obligations	-	21,431,595	-	21,431,595
Short-Term Investments	-	5,249,654	-	5,249,654

Total Investments	$-	$557,171,367	$1,830,405	$559,001,772

Asset Derivatives
Forward Contracts	$-	$151,174	$-	$151,174
Futures Contracts	55,032	-	-	55,032

Total	$55,032	$151,174	$-	$206,206

Liability Derivatives
Forward Contracts	$-	$(106,867)	$-	$(106,867)
Futures Contracts	(220,129)	-	-	(220,129)
Swap Agreements	-	(362,725)	-	(362,725)

Total	$(220,129)	$(469,592)	$-	$(689,721)

Inflation-Protected and Income Fund
Asset Investments
Corporate Debt	$-	$12,633,582	$-	$12,633,582
Municipal Obligations	-	305,827	-	305,827
Non-U.S. Government Agency Obligations	-	164,439,622	223,051	164,662,673
U.S. Government Agency Obligations and Instrumentalities	-	164,718	-	164,718
U.S. Treasury Obligations	-	283,947,891	-	283,947,891
Short-Term Investments	-	113,819,300	-	113,819,300

Total Investments	$-	$575,310,940	$223,051	$575,533,991

Asset Derivatives
Futures Contracts	$7,913	$-	$-	$7,913
Swap Agreements	-	226,813	-	226,813

Total	$7,913	$226,813	$-	$234,726

Liability Derivatives
Futures Contracts	$(18,472)	$-	$-	$(18,472)
Swap Agreements	-	(252,357)	-	(252,357)

Total	$(18,472)	$(252,357)	$-	$(270,829)

Notes to Financial Statements (Continued)

	Level 1	Level 2	Level 3	Total
Core Bond Fund
Asset Investments
Preferred Stock	$3,550,300	$-	$-	$3,550,300
Corporate Debt	-	499,189,770	-	499,189,770
Municipal Obligations	-	14,242,010	-	14,242,010
Non-U.S. Government Agency Obligations	-	362,496,030	3,937,390	366,433,420
Sovereign Debt Obligations	-	12,270,415	-	12,270,415
U.S. Government Agency Obligations and Instrumentalities	-	329,500,487	-	329,500,487
U.S. Treasury Obligations	-	17,597,325	-	17,597,325
Short-Term Investments	-	187,095,999	-	187,095,999

Total Investments	$3,550,300	$1,422,392,036	$3,937,390	$1,429,879,726

Asset Derivatives
Forward Contracts	$-	$365,472	$-	$365,472
Futures Contracts	585,204	-	-	585,204

Total	$585,204	$365,472	$-	$950,676

Liability Derivatives
Forward Contracts	$-	$(258,358)	$-	$(258,358)
Futures Contracts	(87,590)	-	-	(87,590)
Swap Agreements	-	(961,810)	-	(961,810)

Total	$(87,590)	$(1,220,168)	$-	$(1,307,758)

Diversified Bond Fund
Asset Investments
Common Stock	$-	$-	$807	$807
Preferred Stock	273,100	-	-	273,100
Corporate Debt	-	83,037,289	-	83,037,289
Municipal Obligations	-	443,346	-	443,346
Non-U.S. Government Agency Obligations	-	48,617,416	446,754	49,064,170
Sovereign Debt Obligations	-	1,225,655	-	1,225,655
U.S. Government Agency Obligations and Instrumentalities	-	43,998,087	-	43,998,087
U.S. Treasury Obligations	-	7,843,122	-	7,843,122
Short-Term Investments	-	34,556,826	-	34,556,826

Total Investments	$273,100	$219,721,741	$447,561	$220,442,402

Asset Derivatives
Forward Contracts	$-	$137,911	$-	$137,911
Futures Contracts	5,982	-	-	5,982

Total	$5,982	$137,911	$-	$143,893

Liability Derivatives
Forward Contracts	$-	$(103,898)	$-	$(103,898)
Futures Contracts	(6,627)	-	-	(6,627)
Swap Agreements	-	(135,285)	-	(135,285)

Total	$(6,627)	$(239,183)	$-	$(245,810)

Notes to Financial Statements (Continued)

	Level 1	Level 2	Level 3	Total
High Yield Fund
Asset Investments
Common Stock	$-	$-	$9,899	$9,899
Bank Loans	-	11,167,851	-	11,167,851
Corporate Debt	-	390,219,296	-	390,219,296
Short-Term Investments	-	18,317,787	-	18,317,787

Total Investments	$-	$419,704,934	$9,899	$419,714,833

Balanced Fund
Asset Investments
Common Stock	$68,904,529	$-	$-	$68,904,529
Preferred Stock	136,550	-	-	136,550
Corporate Debt	-	14,525,805	-	14,525,805
Municipal Obligations	-	454,203	-	454,203
Non-U.S. Government Agency Obligations	-	9,801,317	70,643	9,871,960
Sovereign Debt Obligations	-	411,689	-	411,689
U.S. Government Agency Obligations and Instrumentalities	-	9,862,383	-	9,862,383
U.S. Treasury Obligations	-	1,544,571	-	1,544,571
Mutual Funds	10,456,649	-	-	10,456,649
Rights	-	-	4,050	4,050
Short-Term Investments	-	5,522,911	-	5,522,911

Total Investments	$79,497,728	$42,122,879	$74,693	$121,695,300

Asset Derivatives
Forward Contracts	$-	$9,649	$-	$9,649
Futures Contracts	916	-	-	916

Total	$916	$9,649	$-	$10,565

Liability Derivatives
Forward Contracts	$-	$(6,821)	$-	$(6,821)
Futures Contracts	(19,566)	-	-	(19,566)
Swap Agreements	-	(27,077)	-	(27,077)

Total	$(19,566)	$(33,898)	$-	$(53,464)

Disciplined Value Fund
Asset Investments
Common Stock	$204,736,459	$-	$-	$204,736,459
Rights	-	-	9,858	9,858
Short-Term Investments	-	259,139	-	259,139

Total Investments	$204,736,459	$259,139	$9,858	$205,005,456

Global Fund
Asset Investments
Common Stock*
Brazil	$676,419	$-	$-	$676,419
Cayman Islands	3,911,439	-	-	3,911,439
Denmark	-	1,030,822	-	1,030,822
France	-	17,925,945	-	17,925,945
Germany	-	22,157,479	-	22,157,479
India	3,923,543	8,025,590	-	11,949,133
Italy	-	3,871,554	-	3,871,554

Notes to Financial Statements (Continued)

	Level 1	Level 2	Level 3		Total
Global Fund (Continued)
Asset Investments (Continued)
Japan	$-	$45,184,643	$-		$45,184,643
Netherlands	-	7,400,194	-		7,400,194
Spain	-	11,368,062	-		11,368,062
Sweden	-	5,082,087	-		5,082,087
Switzerland	-	12,618,405	-		12,618,405
United Kingdom	2,528,986	14,447,475	-		16,976,461
United States	145,416,570	-	-		145,416,570
Preferred Stock*
Germany	-	5,566,054	-		5,566,054
India	159,199	-	-		159,199
Mutual Funds	16,268,918	-	-		16,268,918

Total Investments	$172,885,074	$154,678,310	$-		$327,563,384

International Equity Fund
Asset Investments
Common Stock*
Australia	$-	$16,272,694	$-		$16,272,694
Belgium	-	3,611,077	-		3,611,077
Brazil	-	1,386,370	-		1,386,370
Canada	31,197,062	-	-		31,197,062
Denmark	-	19,896,625	-		19,896,625
Finland	-	5,442,532	-		5,442,532
France	-	69,491,853	-		69,491,853
Germany	-	42,025,217	-		42,025,217
India	2,542,228	6,702,499	-		9,244,727
Ireland	-	11,789,542	-		11,789,542
Japan	-	32,064,465	-		32,064,465
Luxembourg	-	4,643,704	-		4,643,704
Mexico	3,266,740	-	-		3,266,740
Netherlands	-	36,388,224	-		36,388,224
Panama	6,698,104	-	-		6,698,104
South Africa	-	4,396,829	-		4,396,829
Spain	-	23,756,292	-		23,756,292
Sweden	-	11,610,368	-		11,610,368
Switzerland	-	56,685,518	-		56,685,518
Thailand	-	6,651,052	-		6,651,052
United Kingdom	-	102,738,197	-		102,738,197
Preferred Stock
India	92,831	-	-		92,831
Mutual Funds	20,280,030	-	-		20,280,030
Warrants	-	-	-	†	-

Total Investments	$64,076,995	$455,553,058	$-		$519,630,053

Strategic Emerging Markets Fund
Asset Investments
Common Stock*
Bermuda	$-	$2,945,203	$-		$2,945,203
Brazil	3,231,970	7,233,110	-		10,465,080
Cayman Islands	30,440,582	15,449,879	-		45,890,461

Notes to Financial Statements (Continued)

	Level 1	Level 2	Level 3	Total
Strategic Emerging Markets Fund (Continued)
Asset Investments (Continued)
China	$-	$5,069,261	$-	$5,069,261
Colombia	2,252,976	1,680,038	-	3,933,014
Egypt	-	1,369,036	-	1,369,036
France	-	5,761,618	-	5,761,618
Hong Kong	-	8,179,388	-	8,179,388
India	-	32,166,301	-	32,166,301
Indonesia	-	4,627,933	-	4,627,933
Italy	-	2,997,055	-	2,997,055
Japan	-	4,475,468	-	4,475,468
Malaysia	-	4,085,456	-	4,085,456
Mexico	8,801,245	-	-	8,801,245
Nigeria	-	915,692	-	915,692
Philippines	-	6,532,593	-	6,532,593
Poland	-	1,840,750	-	1,840,750
Republic of Korea	-	2,904,862	-	2,904,862
Russia	-	17,383,792	-	17,383,792
Singapore	-	1,059,895	-	1,059,895
Taiwan	-	8,685,704	-	8,685,704
Thailand	-	1,428,459	-	1,428,459
Turkey	-	2,165,352	-	2,165,352
United Arab Emirates	-	2,899,636	-	2,899,636
United Kingdom	-	5,896,710	-	5,896,710
United States	5,400,937	-	-	5,400,937
Preferred Stock*
Brazil	-	5,347,247	-	5,347,247
India	87,085	-	-	87,085
Mutual Funds	1,880,846	-	-	1,880,846
Rights	-	942,628	-	942,628
Warrants	-	40,996	-	40,996
Short-Term Investments	-	12,560,596	-	12,560,596

Total Investments	$52,095,641	$166,644,658	$-	$218,740,299

*	Includes foreign equity securities whose values were adjusted to reflect market trading of comparable securities or other correlated instruments after the close of trading in their applicable foreign markets.
†	Represents a security at $0 value as of September 30, 2016.

The following tables show Funds with certain assets and liabilities, which approximate fair value and would be categorized at Level 2 as of September 30, 2016.

Statements of Assets and Liabilities location:	Short-Duration Bond Fund	Inflation- Protected and Income Fund	Core Bond Fund	Diversified Bond	High Yield Fund	Balanced Fund
Receivables from:
Investments sold on a when-issued basis	X		X	X		X
Collateral pledged for reverse repurchase agreements		X
Collateral pledged for open derivative instruments						X

Notes to Financial Statements (Continued)

Statements of Assets and Liabilities location:	Short-Duration Bond Fund	Inflation- Protected and Income Fund	Core Bond Fund	Diversified Bond	High Yield Fund	Balanced Fund
Payables from:
Reverse repurchase agreements		X
Investments purchased on a when-issued basis	X	X	X	X	X	X
Collateral held for open derivative instruments			X	X
Due to custodian	X	X

Statements of Assets and Liabilities location:	Value Fund	Main Street Fund	Small Cap Opportunities Fund	Global Fund	International Equity Fund	Strategic Emerging Markets Fund
Payables from:
Securities on loan	X	X	X	X	X	X

The Funds had no transfers between Level 1 and Level 2 of the fair value hierarchy during the year ended September 30, 2016. The Funds recognize transfers between the Levels as of the beginning of the year.

Following is a reconciliation of investments for which significant unobservable inputs (Level 3) were used in determining value:

Asset Valuation Inputs

	Investments in Securities
	Balance as of 9/30/15	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases	(Sales)	Transfers into Level 3*		Transfers (out) of Level 3*	Balance as of 9/30/16	Net Change in Unrealized Appreciation (Depreciation) from Investments Still Held as of 9/30/16
Short-Duration Bond Fund
Non-U.S. Government Agency Obligations†	$612,365	$-	$556	$(80,912)	$-	$(688,922)	$927,318	**	$-	$770,405	$(80,569)
Non-U.S. Government Agency Obligations	-	-	-	-	1,060,000	-	-		-	1,060,000	-

	$612,365	$-	$556	$(80,912)	$1,060,000	$(688,922)	$927,318		$-	$1,830,405	$(80,569)

Inflation-Protected and Income Fund
Non-U.S. Government Agency Obligations†	$341,827	$-	$268	$(25,673)	$-	$(364,777)	$271,406	**	$-	$223,051	$(25,673)

Core Bond Fund
Non-U.S. Government Agency Obligations†	$1,542,794	$-	$1,016	$(183,674)	$-	$(1,706,432)	$1,943,686	**	$-	$1,597,390	$(182,807)
Non-U.S. Government Agency Obligations	-	-	-	-	2,340,000	-	-		-	2,340,000	-

	$1,542,794	$-	$1,016	$(183,674)	$2,340,000	$(1,706,432)	$1,943,686		$-	$3,937,390	$(182,807)

Diversified Bond Fund
Common Stock	$24,752	$-	$-	$(3,292)	$-	$(20,653)	$-		$-	$807	$(3,292)
Non-U.S. Government Agency Obligations†	235,350	-	275	(13,574)	-	(248,074)	152,777	**	-	126,754	(13,446)
Non-U.S. Government Agency Obligations	-	-	-	-	320,000	-	-		-	320,000	-

	$260,102	$-	$275	$(16,866)	$320,000	$(268,727)	$152,777		$-	$447,561	$(16,738)

Notes to Financial Statements (Continued)

	Investments in Securities
	Balance as of 9/30/15		Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases	(Sales)	Transfers into Level 3*		Transfers (out) of Level 3*	Balance as of 9/30/16		Net Change in Unrealized Appreciation (Depreciation) from Investments Still Held as of 9/30/16
High Yield Fund
Common Stock	$303,571		$-	$-	$(40,379)	$-	$(253,293)	$-		$-	$9,899		$(40,379)

Balanced Fund
Non-U.S. Government
Agency Obligations†	$-		$-	$13	$(7,432)	$-	$(6,985)	$85,047	**	$-	$70,643		$(7,432)
Rights	4,050		-	-	-	-	-	-		-	4,050		-

	$4,050		$-	$13	$(7,432)	$-	$(6,985)	$85,047		$-	$74,693		$(7,432)

Disciplined Value Fund
Rights	$9,858		$-	$-	$-	$-	$-	$-		$-	$9,858		$-

International Equity Fund
Warrants	$-	***	$-	$-	$-	$-	$-	$-		$-	$-	††	$-

*	The Fund(s) recognize transfers between the Levels as of the beginning of the year.
**	Transfers occurred between Level 3 and Level 2 as inputs were less observable.
***	Represents a security at $0 value as of September 30, 2015.
†	Represents (i) an illiquid 144A security valued by a broker quote or vendor price or (ii) a restricted security issued by a non-public entity valued by a broker quote or vendor price.
††	Represents a security at $0 value as of September 30, 2016.

None of the unobservable inputs, individually or collectively, had a material impact on the Fund(s).

Derivative Instruments

Derivatives are financial instruments whose values are based on the values of one or more indicators, such as a security, asset, currency, interest rate, or index. Derivative transactions can create investment leverage and may be highly volatile. Gains or losses from derivatives can be substantially greater than their original cost and can sometimes be unlimited. A Fund may not be able to close out a derivative transaction at a favorable time or price. For those Funds that held derivatives during the year ended September 30, 2016, the following tables show how the Fund used these types of derivatives during the year (marked with an “A”), as well as additional uses, if any, it may have for them in the future (marked with an “M”).

Type of Derivative and Objective for Use	Short-Duration Bond Fund	Inflation- Protected and Income Fund	Core Bond Fund	Diversified Bond Fund	Balanced Fund
Foreign Currency Exchange Transactions*
Hedging/Risk Management	A		A	A	A
Directional Exposures to Currencies	M		A	M	A
Intention to Create Investment Leverage in Portfolio	M		M	M	M

Futures Contracts**
Hedging/Risk Management	A	A	A	A	A
Duration/Credit Quality Management	A	A	A	A	A
Substitution for Direct Investment	A	A	A	A	A
Intention to Create Investment Leverage in Portfolio	M	M	M	M	M

Notes to Financial Statements (Continued)

Type of Derivative and Objective for Use	Short-Duration Bond Fund	Inflation- Protected and Income Fund	Core Bond Fund	Diversified Bond Fund	Balanced Fund
Interest Rate Swaps***
Hedging/Risk Management		A	A	A
Duration Management		A	A	A
Asset/Liability Management		M	M	M
Substitution for Direct Investment		M	M	M
Intention to Create Investment Leverage in Portfolio		M	M	M

Credit Default Swaps (Protection Buyer)
Hedging/Risk Management	A	A	A	A	A
Duration/Credit Quality Management	A	A	A	A	A
Income	A	A	A	A	A
Substitution for Direct Investment	A	A	A	A	A
Intention to Create Investment Leverage in Portfolio	M	M	M	M	M

Credit Default Swaps (Protection Seller)
Hedging/Risk Management	A	A	A	A	A
Duration/Credit Quality Management	A	A	A	A	A
Income	A	A	A	A	A
Substitution for Direct Investment	A	A	A	A	A
Intention to Create Investment Leverage in Portfolio	M	M	M	M	M

Purchased Options
Hedging/Risk Management	A	A	A	A	A
Duration/Credit Quality Management	A	A	A	A	A
Substitution for Direct Investment	A	A	A	A	A
Directional Investment	A	A	A	A	A
Intention to Create Investment Leverage in Portfolio	M	M	M	M	M
*	Includes any options purchased or written, futures contracts, forward contracts, and swap agreements, if applicable.
**	Includes any options purchased or written on futures contracts, if applicable.
***	Includes any caps, floors, and collars, and related purchased or written options, if applicable.

Notes to Financial Statements (Continued)

At September 30, 2016, and during the year then ended, the Fund(s) had the following derivatives and transactions in derivatives, grouped into the indicated risk categories:

	Credit Risk	Equity Risk	Foreign Exchange Risk	Interest Rate Risk	Total
Short-Duration Bond Fund
Asset Derivatives
Forward Contracts*	$-	$-	$151,174	$-	$151,174
Futures Contracts^^	-	-	-	55,032	55,032

Total Value	$-	$-	$151,174	$55,032	$206,206

Liability Derivatives
Forward Contracts^	$-	$-	$(106,867)	$-	$(106,867)
Futures Contracts^^	-	-	-	(220,129)	(220,129)
Swap Agreements^	(271,168)	-	-	-	(271,168)
Swap Agreements^^,^^^	(91,557)	-	-	-	(91,557)

Total Value	$(362,725)	$-	$(106,867)	$(220,129)	$(689,721)

Realized Gain (Loss)#
Purchased Options	$-	$-	$-	$164,011	$164,011
Futures Contracts	-	-	-	368,686	368,686
Swap Agreements	58,656	-	-	-	58,656

Total Realized Gain (Loss)	$58,656	$-	$-	$532,697	$591,353

Change in Appreciation (Depreciation)##
Forward Contracts	$-	$-	$44,307	$-	$44,307
Futures Contracts	-	-	-	(407,776)	(407,776)
Swap Agreements	(146,958)	-	-	-	(146,958)

Total Change in Appreciation (Depreciation)	$(146,958)	$-	$44,307	$(407,776)	$(510,427)

Inflation-Protected and Income Fund
Asset Derivatives
Futures Contracts^^	$-	$-	$-	$7,913	$7,913
Swap Agreements*	-	-	-	226,813	226,813

Total Value	$-	$-	$-	$234,726	$234,726

Liability Derivatives
Futures Contracts^^	$-	$-	$-	$(18,472)	$(18,472)
Swap Agreements^	(245,129)	-	-	-	(245,129)
Swap Agreements^^,^^^	(7,228)	-	-	-	(7,228)

Total Value	$(252,357)	$-	$-	$(18,472)	$(270,829)

Realized Gain (Loss)#
Purchased Options	$-	$-	$339,543	$57,944	$397,487
Futures Contracts	-	-	-	(93,972)	(93,972)
Swap Agreements	72,763	-	-	(8)	72,755

Total Realized Gain (Loss)	$72,763	$-	$339,543	$(36,036)	$376,270

Change in Appreciation (Depreciation)##
Purchased Options	$-	$-	$(162,065)	$-	$(162,065)
Futures Contracts	-	-	-	34,910	34,910
Swap Agreements	(118,743)	-	-	226,813	108,070

Total Change in Appreciation (Depreciation)	$(118,743)	$-	$(162,065)	$261,723	$(19,085)

Notes to Financial Statements (Continued)

	Credit Risk	Equity Risk	Foreign Exchange Risk	Interest Rate Risk	Total
Core Bond Fund
Asset Derivatives
Forward Contracts*	$-	$-	$365,472	$-	$365,472
Futures Contracts^^	-	-	-	585,204	585,204

Total Value	$-	$-	$365,472	$585,204	$950,676

Liability Derivatives
Forward Contracts^	$-	$-	$(258,358)	$-	$(258,358)
Futures Contracts^^	-	-	-	(87,590)	(87,590)
Swap Agreements^	(694,082)	-	-	-	(694,082)
Swap Agreements^^,^^^	(267,728)	-	-	-	(267,728)

Total Value	$(961,810)	$-	$(258,358)	$(87,590)	$(1,307,758)

Realized Gain (Loss)#
Purchased Options	$-	$-	$-	$530,521	$530,521
Futures Contracts	-	-	-	7,127,802	7,127,802
Swap Agreements	148,655	-	-	(2,004)	146,651

Total Realized Gain (Loss)	$148,655	$-	$-	$7,656,319	$7,804,974

Change in Appreciation (Depreciation)##
Forward Contracts	$-	$-	$107,114	$-	$107,114
Futures Contracts	-	-	-	314,858	314,858
Swap Agreements	(407,677)	-	-	3,130	(404,547)

Total Change in Appreciation (Depreciation)	$(407,677)	$-	$107,114	$317,988	$17,425

Diversified Bond Fund
Asset Derivatives
Forward Contracts*	$-	$-	$137,911	$-	$137,911
Futures Contracts^^	-	-	-	5,982	5,982

Total Value	$-	$-	$137,911	$5,982	$143,893

Liability Derivatives
Forward Contracts^	$-	$-	$(103,898)	$-	$(103,898)
Futures Contracts^^	-	-	-	(6,627)	(6,627)
Swap Agreements^	(87,097)	-	-	-	(87,097)
Swap Agreements^^,^^^	(48,188)	-	-	-	(48,188)

Total Value	$(135,285)	$-	$(103,898)	$(6,627)	$(245,810)

Realized Gain (Loss)#
Purchased Options	$-	$-	$844,052	$55,364	$899,416
Forward Contracts	-	-	(83,532)	-	(83,532)
Futures Contracts	-	-	-	453,395	453,395
Swap Agreements	15,079	-	-	-	15,079

Total Realized Gain (Loss)	$15,079	$-	$760,520	$508,759	$1,284,358

Change in Appreciation (Depreciation)##
Purchased Options	$-	$-	$(388,751)	$-	$(388,751)
Forward Contracts	-	-	32,361	-	32,361
Futures Contracts	-	-	-	(29,914)	(29,914)
Swap Agreements	(54,458)	-	-	-	(54,458)

Total Change in Appreciation (Depreciation)	$(54,458)	$-	$(356,390)	$(29,914)	$(440,762)

Notes to Financial Statements (Continued)

	Credit Risk	Equity Risk	Foreign Exchange Risk	Interest Rate Risk	Total
Balanced Fund
Asset Derivatives
Forward Contracts*	$-	$-	$9,649	$-	$9,649
Futures Contracts^^	-	-	-	916	916

Total Value	$-	$-	$9,649	$916	$10,565

Liability Derivatives
Forward Contracts^	$-	$-	$(6,821)	$-	$(6,821)
Futures Contracts^^	-	(17,060)	-	(2,506)	(19,566)
Swap Agreements^	(18,857)	-	-	-	(18,857)
Swap Agreements^^,^^^	(8,220)	-	-	-	(8,220)

Total Value	$(27,077)	$(17,060)	$(6,821)	$(2,506)	$(53,464)

Realized Gain (Loss)#
Purchased Options	$-	$-	$-	$16,599	$16,599
Futures Contracts	-	154,010	-	163,660	317,670
Swap Agreements	4,024	-	-	-	4,024

Total Realized Gain (Loss)	$4,024	$154,010	$-	$180,259	$338,293

Change in Appreciation (Depreciation)##
Forward Contracts	$-	$-	$2,828	$-	$2,828
Futures Contracts	-	(17,060)	-	(5,630)	(22,690)
Swap Agreements	(13,217)	-	-	-	(13,217)

Total Change in Appreciation (Depreciation)	$(13,217)	$(17,060)	$2,828	$(5,630)	$(33,079)

*	Statements of Assets and Liabilities location: Receivables from: open forward foreign currency contracts or open swap agreements at value, as applicable.
^	Statements of Assets and Liabilities location: Payables for: open forward foreign currency contracts, open swap agreements, at value, as applicable.
^^	Cumulative appreciation (depreciation) on futures contracts and centrally cleared swaps is reported in “Futures Contracts” and “Swap Agreements” below. Only current day’s variation margin, if any, is reported within the Statements of Assets and Liabilities.
^^^	Represents centrally cleared swaps which are not subject to a master netting agreement.
#	Statements of Operations location: Amounts are included in net realized gain (loss) on: investment transactions, futures contracts, swap agreements, or foreign currency transactions, as applicable.
##	Statements of Operations location: Amounts are included in net change in unrealized appreciation (depreciation) on: investment transactions, futures contracts, swap agreements, or translation of assets and liabilities in foreign currencies, as applicable.

Notes to Financial Statements (Continued)

For the year ended September 30, 2016, the number of contracts, notional amounts, or shares/units for each derivative type was as follows:

	Number of Contracts, Notional Amounts or Shares/Units†
Fund Name	Futures Contracts	Forward Contracts	Swap Agreements	Purchased Options
Short-Duration Bond Fund	1,591	$32,209,583	$4,793,333	$127,350,000
Inflation-Protected and Income Fund	165	-	26,760,833	61,700,000
Core Bond Fund	2,441	77,868,380	15,452,500	411,900,000
Diversified Bond Fund	282	16,989,646	1,973,334	84,000,000
Balanced Fund	81	2,055,931	385,833	12,900,000

†	Amount(s) disclosed represent average number of contracts for futures contracts, notional amounts for forward contracts, swap agreements, and purchased options, which is indicative of volume of this derivative type, for the months that the Fund held such derivatives during the year ended September 30, 2016.

The following table presents derivative assets by counterparty net of amounts available for offset under a master netting agreement (“MNA”), or similar agreement, and net of the related collateral received by the Fund(s) as of September 30, 2016.

Counterparty	Derivative Assets Subject to an MNA by Counterparty†	Financial Instruments Available for Offset	Collateral Received***	Net Amount*
Short-Duration Bond Fund
JP Morgan Chase Bank N.A.	$151,174	$(106,867)	$-	$44,307

Inflation-Protected and Income Fund
Bank of America N.A.	$54,073	$-	$-	$54,073
Goldman Sachs International	90,554	(90,554)	-	-
JP Morgan Chase Bank N.A.	82,186	(46,691)	-	35,495

	$226,813	$(137,245)	$-	$89,568

Core Bond Fund
JP Morgan Chase Bank N.A.	$365,472	$(258,358)	$-	$107,114

Diversified Bond Fund
Bank of America N.A.	$5,281	$(809)	$-	$4,472
Barclays Bank PLC	6,519	-	-	6,519
Deutsche Bank AG	21,235	(4,250)	-	16,985
HSBC Bank USA	957	(957)	-	-
JP Morgan Chase Bank N.A.	103,919	(70,433)	-	33,486

	$137,911	$(76,449)	$-	$61,462

Balanced Fund
JP Morgan Chase Bank N.A.	$9,649	$(6,821)	$-	$2,828

Notes to Financial Statements (Continued)

The following table presents derivative liabilities by counterparty net of amounts available for offset under an MNA, or similar agreement, and net of the related collateral pledged by the Fund(s) as of September 30, 2016.

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty†	Financial Instruments Available for Offset	Collateral Pledged***	Net Amount**
Short-Duration Bond Fund
JP Morgan Chase Bank N.A.	$(106,867)	$106,867	$-	$-
Goldman Sachs International	(271,168)	-	-	(271,168)

	$(378,035)	$106,867	$-	$(271,168)

Inflation-Protected and Income Fund
Goldman Sachs International	$(198,438)	$90,554	$-	$(107,884)
JP Morgan Chase Bank N.A.	(46,691)	46,691	-	-

	$(245,129)	$137,245	$-	$(107,884)

Core Bond Fund
Goldman Sachs International	$(694,082)	$-	$694,082	$-
JP Morgan Chase Bank N.A.	(258,358)	258,358	-	-

	$(952,440)	$258,358	$694,082	$-

Diversified Bond Fund
Bank of America N.A.	$(809)	$809	$-	$-
Deutsche Bank AG	(4,250)	4,250	-	-
Goldman Sachs International	(89,557)	-	-	(89,557)
HSBC Bank USA	(25,946)	957	-	(24,989)
JP Morgan Chase Bank N.A.	(70,433)	70,433	-	-

	$(190,995)	$76,449	$-	$(114,546)

Balanced Fund
Goldman Sachs International	$(18,857)	$-	$-	$(18,857)
JP Morgan Chase Bank N.A.	(6,821)	6,821	-	-

	$(25,678)	$6,821	$-	$(18,857)

*	Represents the net amount receivable from the counterparty in the event of default.
**	Represents the net amount payable to the counterparty in the event of default.
***	The amount presented here may be less than the total amount of collateral received/pledged as the net amount of derivative assets and liabilities for a counterparty cannot be less than $0.
†	The amount presented here may be less than the total amount shown in the Statements of Assets and Liabilities as some derivatives held by the counterparty are not covered within the master netting agreements.

Such agreements typically permit a single net payment in the event of default, including the bankruptcy or insolvency of the counterparty. Typically, the Fund(s) and counterparties are not permitted to sell, re-pledge, or use the collateral they receive.

Further details regarding the derivatives and other investments held by the Fund(s) during the year ended September 30, 2016, are discussed below.

Foreign Currency Exchange Transactions

A Fund may engage in foreign currency exchange transactions for hedging purposes in order to protect against uncertainty in the level of future foreign currency exchange rates, or for other, non-hedging purposes.

A Fund may enter into foreign currency exchange transactions, including foreign currency forward contracts. These contracts call for the Fund to deliver in the future an amount of one currency in return for an amount of another currency, at an exchange rate

Notes to Financial Statements (Continued)

determined at the time the contract is entered into. Forward contracts are private contractual arrangements and a Fund is subject to the risk that its counterparty will not, or will not be able to, perform its obligations. This type of arrangement may require the Fund to post margin. A Fund may also buy and sell options on currencies. When the Fund buys an option, its loss should generally be limited to the amount of the premium paid and any transaction costs. If a Fund sells an option on a currency, it is subject generally to the same risks as if it had entered into a forward contract with respect to that currency. For example, forward contracts are private contractual arrangements and a Fund is subject to the risk that its counterparty will not, or will not be able to, perform its obligations. A Fund may enter into foreign currency exchange transactions in order to hedge against changes in the values of the assets or liabilities denominated in one or more foreign currencies, or otherwise to increase or reduce a Fund’s exposure to various foreign currencies. The use of foreign currency exchange transactions may create investment leverage.

Whenever a Fund enters into a foreign currency exchange transaction, it is subject to the risk that the value of the transaction will move in a direction unfavorable to it. When the Fund uses the transactions for hedging purposes, it is likely that the Fund will have an asset or liability that will offset any loss (or gain) on the transactions, at least in part. If a Fund enters into foreign currency exchange transactions other than for hedging purposes (for example, seeking to profit from an anticipated change in the values of currencies by creating directional exposures in the portfolio with respect to one or more currencies), it will generally be subject to the same risks, but is less likely to have assets or liabilities that will offset any losses on the transactions. There can be no assurance that a Fund will be able to terminate any foreign currency exchange transaction prior to its maturity in order to limit its loss on the transaction.

Forward foreign currency contracts are marked to market daily and the change in their value is recorded by the Funds as an unrealized gain or loss. Forward foreign currency contracts are valued at the settlement price established through dealers or other market sources on the day which they are traded. When a forward foreign currency contract is extinguished, through delivery or offset by entering into another forward foreign currency contract, the Funds record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was extinguished or offset. The notional or contractual amounts of these instruments do not necessarily represent the amounts potentially subject to risk. The measurement of the risk associated with these instruments is meaningful only when all related and offsetting transactions and counterparty risks are considered. For information regarding the accounting treatment of options, see “Options, Rights, and Warrants” below.

The Fund(s) listed in the following table had open forward foreign currency contracts at September 30, 2016. A Fund’s current exposure to a counterparty is the unrealized appreciation on the contract.

		Counterparty	Settlement Date	In Exchange for	Unrealized Appreciation/ (Depreciation)
Short-Duration Bond Fund
Contract to Buy
CNH	125,518,200	JP Morgan Chase Bank N.A.*	03/15/17	$18,755,693	$(106,867)

Contract to Deliver
CNH	125,518,200	JP Morgan Chase Bank N.A.*	03/15/17	$18,800,000	$151,174

Core Bond Fund
Contract to Buy
CNH	303,446,925	JP Morgan Chase Bank N.A.*	03/15/17	$45,342,886	$(258,358)

Contract to Deliver
CNH	303,446,925	JP Morgan Chase Bank N.A.*	03/15/17	$45,450,000	$365,472

Notes to Financial Statements (Continued)

		Counterparty	Settlement Date		In Exchange for	Unrealized Appreciation/ (Depreciation)
Diversified Bond Fund
Contracts to Buy
ARS	891,800	Bank of America N.A.*	03/01/17		$49,000	$5,093
MXN	469,754	Bank of America N.A.*	10/18/16		24,000	188

					73,000	5,281

COP	292,664,140	Barclays Bank PLC*	10/18/16		98,156	3,074

RUB	16,362,250	Deutsche Bank AG*	10/18/16		250,000	9,732
THB	8,477,777	Deutsche Bank AG*	10/18/16		244,699	(83)
ZAR	31,533	Deutsche Bank AG	10/18/16		2,169	123

					496,868	9,772

MXN	13,888,149	HSBC Bank USA*	10/18/16		740,965	(25,868)
SEK	2,073,000	HSBC Bank USA*	10/18/16		241,894	(78)

					982,859	(25,946)

CNH	1,697,475	JP Morgan Chase Bank N.A.*	02/22/17		251,841	619
CNH	79,116,525	JP Morgan Chase Bank N.A.*	03/15/17		11,822,072	(67,361)
KZT	81,918,000	JP Morgan Chase Bank N.A.*	10/18/16		235,397	7,321
MXN	984,967	JP Morgan Chase Bank N.A.*	10/18/16		52,000	(1,284)

					12,361,310	(60,705)

					$14,012,193	$(68,524)

Contracts to Deliver
AUD	886	Bank of America N.A.*	10/18/16		$660	$(18)

CHF	94,621	Deutsche Bank AG*	10/18/16		96,081	(1,394)
ILS	389,927	Deutsche Bank AG*	10/18/16		101,332	(2,773)

					197,413	(4,167)

CNH	1,697,475	Goldman Sachs International*	02/22/17		250,000	(2,460)

HKD	1,907,624	HSBC Bank USA*	10/18/16		246,204	228
SGD	332,754	HSBC Bank USA*	10/18/16		244,764	729

					490,968	957

CNH	79,116,525	JP Morgan Chase Bank N.A.*	03/15/17		11,850,000	95,289
ILS	170,201	JP Morgan Chase Bank N.A.*	10/18/16		45,000	(441)

					11,895,000	94,848

					$12,834,041	$89,160

Cross Currency Forwards
HRK	1,486,202	Bank of America N.A.*	10/18/16	EUR	198,319	$(791)

Notes to Financial Statements (Continued)

		Counterparty	Settlement Date		In Exchange for	Unrealized Appreciation/ (Depreciation)
Diversified Bond Fund (Continued)
Cross Currency Forwards (Continued)
HUF	40,662,325	Barclays Bank PLC*	10/18/16	EUR	128,866	$3,445

PLN	1,917,435	Deutsche Bank AG*	10/18/16	EUR	435,811	11,380

EUR	395,846	JP Morgan Chase Bank N.A.*	10/18/16	HRK	2,972,404	690
EUR	130,935	JP Morgan Chase Bank N.A.*	10/18/16	HUF	40,662,325	(1,120)
HRK	1,486,202	JP Morgan Chase Bank N.A.*	10/18/16	EUR	197,817	(227)

						(657)

						$13,377

Balanced Fund
Contract to Buy
CNH	8,011,800	JP Morgan Chase Bank N.A.*	03/15/17		$1,197,172	$(6,821)

Contract to Deliver
CNH	8,011,800	JP Morgan Chase Bank N.A.*	03/15/17		$1,200,000	$9,649

ARS	Argentinean Peso
AUD	Australian Dollar
CHF	Swiss Franc
CNH	Offshore Chinese Yuan
COP	Colombian Peso
EUR	Euro
HKD	Hong Kong Dollar
HRK	Croatian Kuna
HUF	Hungarian Forint
ILS	Israeli Shekel
KZT	Kazakhstan Tenge
MXN	Mexican Peso
PLN	Polish Zloty
RUB	Russian Ruble
SEK	Swedish Krona
SGD	Singapore Dollar
THB	Thai Baht
ZAR	South African Rand

*	Contracts are subject to an MNA.

Futures Contracts

A Fund may seek to manage a variety of different risks, such as interest rate risk, equity price risk, and currency risk, through the use of futures contracts. A Fund may use interest rate futures contracts to adjust the interest rate sensitivity (duration) of its portfolio or the credit exposure of the portfolio. Interest rate futures contracts obligate the long or short holder to take or make delivery of a specified quantity of a financial instrument, such as a specific fixed-income security, during a specified future period at a specified price. A Fund may use index futures to hedge against broad market risks to its portfolio or to gain broad market exposure when it holds uninvested cash or as an inexpensive substitute for cash investments directly in securities or other assets. Securities index futures contracts are contracts to buy or sell units of a securities index at a specified future date at a price agreed upon when the contract is made and are settled in cash. Positions in futures may be closed out only on an exchange or board of trade which provides a secondary market for such futures. Because futures contracts are exchange-traded, they typically have minimal exposure to counterparty risk.

Parties to a futures contract are not required to post the entire notional amount of the contract, but rather a small percentage of that amount (by way of margin), both at the time they enter into futures transactions, and then on a daily basis if their positions decline in value; as a result, futures contracts are highly leveraged. Such payments are known as variation margin and are recorded by the Funds as unrealized gains or losses. Because futures markets are highly leveraged, they can be extremely volatile, and there can be no assurance that the pricing of a futures contract will correlate precisely with the pricing of the asset or index underlying it or the asset or liability of the Fund that is the subject of the hedge. It may not always be possible for a Fund to enter into a closing transaction with respect to a futures contract it has entered into, at a favorable time or price. When a Fund enters into a futures transaction, it is subject to the risk that the value of the futures contract will move in a direction unfavorable to it. When a Fund uses futures contracts for hedging purposes, it is likely that the Fund will have an asset or liability that will offset any loss (or gain) on the transactions, at least in part.

Notes to Financial Statements (Continued)

When a futures contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

The Fund(s) listed in the following table had open futures contracts at September 30, 2016:

	Expiration Date	Number of Contracts	Notional Amount	Net Unrealized Appreciation/ (Depreciation)
Short-Duration Bond Fund
Futures Contracts — Long
U.S. Treasury Ultra 10 Year	12/20/16	24	$3,459,750	$26,209
U.S. Treasury Note 2 Year	12/30/16	793	173,245,719	28,823

				$55,032

Futures Contracts — Short
U.S. Treasury Note 10 Year	12/20/16	375	$(49,171,875)	$(139,134)
U.S. Treasury Note 5 Year	12/30/16	320	(38,885,000)	(80,995)

				$(220,129)

Inflation-Protected and Income Fund
Futures Contracts — Long
U.S. Treasury Ultra Long Bond	12/20/16	3	$551,625	$6,928
U.S. Treasury Note 2 Year	12/30/16	110	24,031,563	(2,982)

				$3,946

Futures Contracts — Short
U.S. Treasury Long Bond	12/20/16	7	$(1,177,094)	$(15,490)
U.S. Treasury Note 10 Year	12/20/16	16	(2,098,000)	985

				$(14,505)

Core Bond Fund
Futures Contracts — Long
U.S. Treasury Ultra Long Bond	12/20/16	332	$61,046,500	$489,054
U.S. Treasury Note 2 Year	12/30/16	227	49,592,406	1,493
U.S. Treasury Note 5 Year	12/30/16	838	101,830,094	94,657

				$585,204

Futures Contracts — Short
U.S. Treasury Ultra 10 Year	12/20/16	7	$(1,009,094)	$(7,460)
U.S. Treasury Ultra Long Bond	12/20/16	40	(6,726,250)	(80,130)

				$(87,590)

Diversified Bond Fund
Futures Contracts — Long
U.S. Treasury Ultra Long Bond	12/20/16	44	$8,090,500	$(6,627)
U.S. Treasury Note 2 Year	12/30/16	94	20,536,062	87
U.S. Treasury Note 5 Year	12/30/16	51	6,197,297	1,477

				$(5,063)

Future Contract — Short
U.S. Treasury Ultra 10 Year	12/20/16	40	$(5,766,250)	$4,418

Notes to Financial Statements (Continued)

	Expiration Date	Number of Contracts	Notional Amount	Net Unrealized Appreciation/ (Depreciation)
Balanced Fund
Futures Contracts — Long
Mini MSCI EAFE	12/16/16	17	$1,450,695	$(17,060)
U.S. Treasury Ultra 10 Year	12/20/16	1	144,156	(159)
U.S. Treasury Ultra Long Bond	12/20/16	4	735,500	36
U.S. Treasury Note 2 Year	12/30/16	7	1,529,281	41
U.S. Treasury Note 5 Year	12/30/16	31	3,766,985	839

				$(16,303)

Future Contract — Short
U.S. Treasury Long Bond	12/20/16	1	$(168,156)	$(2,347)

Swap Agreements

Swap agreements are typically two-party contracts entered into primarily by institutional investors. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount,” (i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or in a “basket” of securities representing a particular index).

Interest Rate Swaps. When a Fund enters into an interest rate swap, it typically agrees to make payments to its counterparty based on a specified long- or short-term interest rate, and will receive payments from its counterparty based on another interest rate. Other forms of interest rate swap agreements include interest rate caps, under which, in return for a specified payment stream, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”; interest rate floors, under which, in return for a specified payment stream, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels. A Fund may enter into an interest rate swap in order, for example, to hedge against the effect of interest rate changes on the value of specific securities in its portfolio, or to adjust the interest rate sensitivity (duration) or the credit exposure of its portfolio overall, or otherwise as a substitute for a direct investment in debt securities.

Credit Default Swaps. A Fund also may enter into credit default swap transactions, as a “buyer” or “seller” of credit protection. In a credit default swap, one party provides what is in effect insurance against a default or other adverse credit event affecting an issuer of debt securities (typically referred to as a “reference entity”). In general, the buyer of credit protection is obligated to pay the protection seller an upfront amount or a periodic stream of payments over the term of the swap. If a “credit event” occurs, the buyer has the right to deliver to the seller bonds or other obligations of the reference entity (with a value up to the full notional value of the swap), and to receive a payment equal to the par value of the bonds or other obligations. Credit events that would trigger a request that the seller make payment are specific to each credit default swap agreement, but generally include bankruptcy, failure to pay, restructuring, acceleration, default, or repudiation/moratorium. When a Fund buys protection, it may or may not own securities of the reference entity. If it does own securities of the reference entity, the swap serves as a hedge against a decline in the value of the securities due to the occurrence of a credit event involving the issuer of the securities. If the Fund does not own securities of the reference entity, the credit default swap may be seen to create a short position in the reference entity. If a Fund is a buyer and no credit event occurs, the Fund will typically recover nothing under the swap, but will have had to pay the required upfront payment or stream of continuing payments under the swap. When a Fund sells protection under a credit default swap, the position may have the effect of creating leverage in the Fund’s portfolio through the Fund’s indirect long exposure to the issuer or securities on which the swap is written. When a Fund sells protection, it may do so either to earn additional income or to create a “synthetic” long position.

Whenever a Fund enters into a swap agreement, it takes on counterparty risk — the risk that its counterparty will be unable or unwilling to meet its obligations under the swap agreement. The Fund also takes the risk that the market will move against its position in the swap agreement. In the case of an interest rate swap, the value of the swap may increase or decrease depending on

Notes to Financial Statements (Continued)

changes in interest rates. In the case of a credit default swap, the swap will become more or less valuable depending on the credit of the issuer of the underlying security, and, if a credit event occurs under a swap where the Fund is the seller of credit protection, the Fund could be required to purchase the security at par value, resulting in a significant loss to the Fund. When the Fund enters into any type of swap for hedging purposes, it is likely that the Fund will have an asset or liability that will offset any loss (or gain) on the swap, at least in part. Swap agreements may be non-transferable or otherwise highly illiquid, and a Fund may not be able to terminate or transfer a swap agreement at any particular time or at an acceptable price.

Swaptions. A Fund may also enter into options on swap agreements (“swaptions”). A swaption is a contract that gives a counterparty the right (but not the obligation) to enter into a new swap agreement or to shorten, extend, cancel, or otherwise modify an existing swap agreement, at some designated future time on specified terms. A Fund may write (sell) and purchase put and call swaptions. Depending on the terms of the particular option agreement, a Fund will generally incur a greater degree of risk when it writes a swaption than it will incur when it purchases a swaption. When a Fund purchases a swaption, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. However, when a Fund writes a swaption, upon exercise of the option the Fund will become obligated according to the terms of the underlying agreement. A Fund may enter into swaptions for the same purposes as swaps. For information regarding the accounting treatment of options, see “Options, Rights, and Warrants” below.

Centrally Cleared Swaps. Certain clearinghouses currently offer clearing for limited types of derivatives transactions, principally certain interest rate swaps, certain index swaps, and credit derivatives. In a cleared derivative transaction, a Fund typically enters into the transaction with a financial institution counterparty, and performance of the transaction is effectively guaranteed by a central clearinghouse, thereby reducing or eliminating the Fund’s exposure to the credit risk of its original counterparty. The Fund will be required to post amounts (“initial margin”) with the clearinghouse or at the instruction of the clearinghouse. The initial margin required by a clearinghouse may be greater than the initial margin the Fund would be required to post in an uncleared transaction. If cash is deposited as the initial margin, it is shown as collateral on a Fund’s Statement of Assets and Liabilities. Swap agreements are marked-to-market daily and subsequent payments (“variation margin”) are made or received by a Fund depending on whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on a Fund’s Statement of Assets and Liabilities (“Variation margin on open derivative instruments”) and as a component of net change in unrealized appreciation (depreciation) on a Fund’s Statement of Operations. Only a limited number of transaction types are currently eligible for clearing.

During the term of a swap transaction, changes in the value of the swap are recognized as unrealized gains or losses by marking to market to reflect the market value of the swap. When the swap is terminated, a Fund will record a realized gain or loss equal to the difference, if any, between the proceeds from (or cost of) the closing transaction and a Fund’s basis in the agreement. Upfront swap premium payments paid or received by a Fund, if any, are recorded within the value of the open swap agreement on the Fund’s Statement of Assets and Liabilities and represent payments paid or received upon entering into the swap agreement to compensate for differences between stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, and other relevant factors). These upfront payments are recorded as realized gain or loss on the Fund’s Statement of Operations upon termination or maturity of the swap agreement.

During the term of a swap transaction, the periodic net payments can be made for a set period of time or may be triggered by a predetermined credit event. The net periodic payments may be based on a fixed or variable interest rate, the change in market value of a specified security, basket of securities or index, or the return generated by a security. These periodic payments received or made by the Funds are recorded in the accompanying Statements of Operations as realized gains and losses, respectively.

Notes to Financial Statements (Continued)

The Fund(s) listed in the following table had open swap transactions at September 30, 2016. A Fund’s current exposure to a counterparty is the fair value of the transaction.

Counterparty	Currency	Notional Amount	Expiration Date	Receive (Pay) Fixed Rate	Deliverable on Default	Unrealized Appreciation (Depreciation)	Premium (Received) Paid	Value
Short-Duration Bond Fund*
Credit Default Swaps — Buy Protection
Centrally Cleared Swaps
	USD	6,460,000	6/20/21	(1.000%)	CDX.NA.IG.26	$(44,346)	$(47,211)	$(91,557)

Credit Default Swaps — Sell Protection††
OTC Swaps
Goldman Sachs International	USD	1,120,000	5/11/63	3.000%	CMBX.NA.BBB-.6 (Rating: BBB-)†	$(3,574)	$(96,992)	$(100,566)
Goldman Sachs International	USD	1,500,000	5/11/63	3.000%	CMBX.NA.BBB-.6 (Rating: BBB-)†	(135,610)	924	(134,686)
Goldman Sachs International	USD	400,000	5/11/63	3.000%	CMBX.NA.BBB-.6 (Rating: BBB-)†	(3,868)	(32,048)	(35,916)

						(143,052)	(128,116)	(271,168)

Inflation-Protected and Income Fund**
Credit Default Swaps — Buy Protection
Centrally Cleared Swaps
	USD	510,000	6/20/21	(1.000%)	CDX.NA.IG.26	$(3,501)	$(3,727)	$(7,228)

Credit Default Swaps — Sell Protection††
OTC Swaps
Goldman Sachs International	USD	1,220,000	5/11/63	3.000%	CMBX.NA.BBB-.6 (Rating: BBB-)†	$(110,296)	$751	$(109,545)
JP Morgan Chase Bank N.A.	USD	520,000	5/11/63	3.000%	CMBX.NA.BBB-.6 (Rating: BBB-)†	(47,332)	641	(46,691)
Goldman Sachs International	USD	730,000	5/11/63	3.000%	CMBX.NA.BBB-.6 (Rating: BBB-)†	(2,329)	(63,218)	(65,547)
Goldman Sachs International	USD	260,000	5/11/63	3.000%	CMBX.NA.BBB-.6 (Rating: BBB-)†	(2,515)	(20,831)	(23,346)

						(162,472)	(82,657)	(245,129)

Counterparty	Currency	Notional Amount	Expiration Date	Payments Made by Fund	Payments Received by Fund	Unrealized Appreciation (Depreciation)	Premium Received (Paid)	Value
Interest Rate Swaps
OTC Swaps
Goldman Sachs International	USD	6,500,000	10/13/17	1.125%	USA-CPI-U	$44,316	$-	$44,316
Bank of America N.A.	USD	9,000,000	11/06/17	1.275%	USA-CPI-U	54,073	-	54,073
Goldman Sachs International	USD	6,700,000	1/13/18	1.295%	USA-CPI-U	46,238	-	46,238
JP Morgan Chase Bank N.A.	USD	6,500,000	2/17/18	1.033%	USA-CPI-U	82,186	-	82,186

						226,813	-	226,813

Notes to Financial Statements (Continued)

Counterparty	Currency	Notional Amount	Expiration Date	Receive (Pay) Fixed Rate	Deliverable on Default	Unrealized Appreciation (Depreciation)	Premium (Received) Paid	Value
Core Bond Fund***
Credit Default Swaps — Buy Protection
Centrally Cleared Swaps
	USD	18,890,000	6/20/21	(1.000%)	CDX.NA.IG.26	$(129,676)	$(138,052)	$(267,728)

Credit Default Swaps — Sell Protection††
OTC Swaps
Goldman Sachs International	USD	4,100,000	5/11/63	3.000%	CMBX.NA.BBB-.6 (Rating: BBB-)†	$(370,668)	$2,526	$(368,142)
Goldman Sachs International	USD	2,660,000	5/11/63	3.000%	CMBX.NA.BBB-.6 (Rating: BBB-)†	(8,487)	(230,356)	(238,843)
Goldman Sachs International	USD	970,000	5/11/63	3.000%	CMBX.NA.BBB-.6 (Rating: BBB-)†	(9,381)	(77,716)	(87,097)

						(388,536)	(305,546)	(694,082)

Diversified Bond Fund****
Credit Default Swaps — Buy Protection
Centrally Cleared Swaps
	USD	3,400,000	6/20/21	(1.000%)	CDX.NA.IG.26	$(23,340)	$(24,848)	$(48,188)

Credit Default Swaps — Sell Protection††
OTC Swaps
Goldman Sachs International	USD	450,000	5/11/63	3.000%	CMBX.NA.BBB-.6 (Rating: BBB-)†	$(40,683)	$278	$(40,405)
Goldman Sachs International	USD	380,000	5/11/63	3.000%	CMBX.NA.BBB-.6 (Rating: BBB-)†	(1,213)	(32,908)	(34,121)
Goldman Sachs International	USD	140,000	5/11/63	3.000%	CMBX.NA.BBB-.6 (Rating: BBB-)†	(1,354)	(11,217)	(12,571)

						(43,250)	(43,847)	(87,097)

Balanced Fund*****
Credit Default Swaps — Buy Protection
Centrally Cleared Swaps
	USD	580,000	6/20/21	(1.000%)	CDX.NA.IG.26	$(3,981)	$(4,239)	$(8,220)

Credit Default Swaps — Sell Protection††
OTC Swaps
Goldman Sachs International	USD	140,000	5/11/63	3.000%	CMBX.NA.BBB-.6 (Rating: BBB-)†	$(12,657)	$86	$(12,571)
Goldman Sachs International	USD	50,000	5/11/63	3.000%	CMBX.NA.BBB-.6 (Rating: BBB-)†	(160)	(4,330)	(4,490)
Goldman Sachs International	USD	20,000	5/11/63	3.000%	CMBX.NA.BBB-.6 (Rating: BBB-)†	(193)	(1,603)	(1,796)

						(13,010)	(5,847)	(18,857)

USD	U.S. Dollar

*	Collateral for swap agreements held by Goldman Sachs International amounted to $278,475 in securities, at September 30, 2016.
**	Collateral for swap agreements held by Credit Suisse International amounted to $11,380 in securities, at September 30, 2016.
***	Collateral for swap agreements held by Credit Suisse International and Goldman Sachs International amounted to $214,062 and $829,613 in securities, respectively, at September 30, 2016.
****	Collateral for swap agreements held by Credit Suisse International amounted to $39,433 in securities, at September 30, 2016.
*****	Collateral for swap agreements held by Credit Suisse International amounted to $11,266 in securities, at September 30, 2016.
†	Payment is based on a percentage of the index. Reference entities are a number of individual issuers comprising the index.
††

For each credit derivative with sold protection, the credit ratings of the entities referenced, as rated by any rating organization, are included in the equivalent Standard & Poor’s Ratings Group. The reference entity rating represents the

Notes to Financial Statements (Continued)

likelihood of a potential payment by the Fund if the referenced entity experiences a credit event as of period end. Notional amounts represent the maximum potential amount of future payments (undiscounted) the Fund could be required to make under the credit derivatives with sold protection.

Options, Rights, and Warrants

A Fund may purchase and sell put and call options on securities or an index of securities to enhance investment performance or to protect against changes in market prices. A Fund that invests in debt securities may also purchase and sell put and call options to adjust the interest rate sensitivity of its portfolio or the credit exposure of the portfolio.

Call Options. A call option gives the holder the right to purchase, and obligates the writer to sell, a security at the strike price at any time before the expiration date.

Put Options. A put option gives the holder the right to sell, and obligates the writer to buy, a security at the exercise price at any time before the expiration date.

Purchasing put and call options. A Fund may purchase put options to protect portfolio holdings against a decline in market value of a security or securities held by it. A Fund may also purchase a put option hoping to profit from an anticipated decline in the value of the underlying security. If the Fund holds the security underlying the option, the option premium and any transaction costs will reduce any profit the Fund might have realized had it sold the underlying security instead of buying the put option. A Fund may purchase call options to hedge against an increase in the price of securities that the Fund wants ultimately to buy. A Fund may also purchase a call option as a long directional investment hoping to profit from an anticipated increase in the value of the underlying security. In order for a call option to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and transaction costs. These costs will reduce any profit the Fund might have realized had it bought the underlying security at the time it purchased the call option.

When a Fund purchases an option, it runs the risk that it will lose its entire investment in the option in a relatively short period of time, unless the Fund exercises the option or enters into a closing sale transaction before the option’s expiration. If the price of the underlying security does not rise (in the case of a call) or fall (in the case of a put) to an extent sufficient to cover the option premium and transaction costs, the Fund will lose part or all of its investment in the option. This contrasts with an investment by a Fund in the underlying security, since the Fund will not realize a loss if the security’s price does not change. Premiums paid for purchasing options that expire are treated as realized losses.

Writing put and call options. A Fund may write call options on a security it owns, in a “directional” strategy hoping to realize a greater current return through the receipt of premiums. In return for the option premium, the Fund takes the risk that it will have to forego any increase in the value of the security over the strike price. When a Fund has written a call option on a security it does not own, its exposure on such an option is theoretically unlimited. A Fund may enter into closing purchase transactions in order to realize a profit or limit a loss on a previously written call option or, in the case of a call option on a security it owns, to free itself to sell the underlying security or to write another call on the security, or protect a security from being called in an unexpected market rise. Any profits from a closing purchase transaction in the case of a call option on a security a Fund owns may be offset by a decline in the value of the underlying security. Conversely, because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from a closing purchase transaction relating to a call option on a security a Fund owns is likely to be offset in whole or in part by unrealized appreciation of the underlying security owned by the Fund. A Fund may not be able to close out a call option that it has previously written. A Fund may write put options in order to enhance its current return by taking a long directional position as to a security or index of securities. By writing a put option, the Fund assumes the risk that it may be required to purchase the underlying security for an exercise price higher than its then current market value, resulting in a potential capital loss unless the security later appreciates in value. A Fund may terminate a put option that it has written before it expires by entering into a closing purchase transaction. Any loss from this transaction may be partially or entirely offset by the premium received on the terminated option. A Fund may not be able to close out a put option that it has previously written.

When a Fund writes a call or put option, an amount equal to the premium received is recorded as a liability. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against the amount paid on the underlying investment to determine the realized gain or loss.

Notes to Financial Statements (Continued)

OTC Options. OTC options purchased or sold by a Fund are not traded on securities or options exchanges or backed by clearinghouses. Rather, they are entered into directly between a Fund and the counterparty to the option. In the case of an OTC option purchased by the Fund, the value of the option to the Fund will depend on the willingness and ability of the option writer to perform its obligations to the Fund. In addition, OTC options may not be transferable and there may be little or no secondary market for them, so they may be considered illiquid. It may not be possible to enter into closing transactions with respect to OTC options or otherwise to terminate such options, and as a result a Fund may be required to remain obligated on an unfavorable OTC option until its expiration. OTC options are valued using prices supplied by a primary pricing source, selected pursuant to procedures approved by the Trustees.

Rights and Warrants. A Fund may purchase or hold warrants or rights in order to gain exposure to the underlying security without owning the security, including, for example, cases where the Fund hopes to lock in the price today of a security it may wish to purchase in the future. Warrants generally give the holder the right, but not the obligation, to buy a security at a stated price. In order for a warrant to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover any premium and transaction costs. Rights may similarly confer on the holder the right to purchase or acquire securities, including through participation in a so-called rights offering. Bonds may be issued with warrants or other rights attached to purchase or acquire equity or other debt securities, typically of the bond issuer. The market prices of bonds with warrants or rights attached to purchase equity securities or bonds may, to some degree, reflect changes in the values of the underlying securities.

When a Fund purchases or otherwise acquires warrants or other rights, it runs the risk that it will lose its entire investment in the warrants or rights, unless the Fund exercises the warrant or right, acquires the underlying securities, or enters into a closing transaction before expiration. If the price of the underlying security does not rise to an extent sufficient to cover any premium and transaction costs, the Fund will lose part or all of its investment. Any premiums or purchase price paid for warrants or other rights that expire are treated as realized losses. Warrants and similar rights differ from options in that they are typically written by the issuer of the security underlying the warrant or right. Although some warrants and rights may be non-transferable, others may be traded over-the-counter or on an exchange.

Inflation-Indexed Bonds

The Funds may invest in inflation-indexed bonds, which are fixed income securities whose principal value or coupon is periodically adjusted according to the rate of inflation, as measured by the Consumer Price Index for All Urban Consumers (“CPI-U”) (for U.S. Treasury inflation-indexed bonds) or, generally, by a comparable inflation index calculated by the foreign government issuing the inflation-indexed bonds.

If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds, even during a period of deflation. However, the current market value of the bonds is not guaranteed, and will fluctuate. The Funds may also invest in other inflation related bonds which may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal. Any adjustments to the principal amount of an inflation-indexed bond due to inflation will be reflected as increases or decreases to interest income. Such adjustments may have a significant impact on the Fund’s distributions.

The value of inflation-indexed bonds is generally based on changes in real interest rates, which in turn are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed bonds. While the values of these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. There can be no assurance that the CPI-U or any foreign inflation index will accurately measure the real rate of inflation, or that the rate of inflation in a foreign country will correlate to the rate of inflation in the United States. Additionally, if interest rates rise due to reasons other than inflation, investors in these securities may not be protected to the extent that the increase is not reflected in the bond’s inflation measure.

Bank Loans

Certain of the Funds may invest in bank loans including, for example, corporate loans, loan participations, direct debt, bank debt, and bridge debt. A Fund may invest in a loan by lending money to a borrower directly as part of a syndicate of lenders. In a

Notes to Financial Statements (Continued)

syndicated loan, the agent that originated and structured the loan typically administers and enforces the loan on behalf of the syndicate. Failure by the agent to fulfill its obligations may delay or adversely affect receipt of payment by a Fund. A Fund may also invest in loans through novations, assignments, and participation interests. In a novation, a Fund typically assumes all of the rights of a lending institution in a loan, including the right to receive payments of principal and interest and other amounts directly from the borrower and to enforce its rights as a lender directly against the borrower. When a Fund takes an assignment of a loan, the Fund acquires some or all of the interest of another lender (or assignee) in the loan. In such cases, the Fund may be required generally to rely upon the assignor to demand payment and enforce rights under the loan. If a Fund acquires a participation in the loan, the Fund purchases an indirect interest in a loan held by a third party and the Fund typically will have a contractual relationship only with the third party loan investor, not with the borrower. As a result, a Fund may have the right to receive payments of principal, interest, and any fees to which it is entitled only from the loan investor selling the participation and only upon receipt by such loan investor of such payments from the borrower. In such cases, a Fund assumes the credit risk of both the borrower and the loan investor selling the participation, and the Fund may be unable to realize some or all of the value of its interest in the loan in the event of the insolvency of the third party.

Changes in the financial condition of the borrower or economic conditions or other circumstances may reduce the capacity of the borrower to make principal and interest payments on such instruments and may lead to defaults. The value of any collateral securing a bank loan may decline after the Fund invests, and there is a risk that the value of the collateral may not be sufficient to cover the amount owed to the Fund.

At September 30, 2016, the Funds had no unfunded loan commitments.

Repurchase Agreements

Each Fund may enter into repurchase agreements with certain banks and broker-dealers whereby a Fund acquires a security for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date. A Fund, through its custodian, takes possession of the securities collateralizing the repurchase agreement in a segregated account. Repurchase agreements must be fully collateralized at all times, but involve some risk to a Fund if the other party should default on its obligation and the Fund is delayed or prevented from recovering the collateral, or if the Fund is required to return collateral to a borrower at a time when it may realize a loss on the investment of that collateral. Collateral for certain tri-party repurchase agreements is held at the Fund’s custodian or sub-custodian in a segregated account for the benefit of the Fund and the counterparty.

Reverse Repurchase Agreements

Each Fund may enter into reverse repurchase agreements with banks and broker-dealers to enhance return. Reverse repurchase agreements involve sales by a Fund of portfolio securities concurrently with an agreement by the Fund to repurchase the same securities at a later date at a fixed price (typically equal to the original sale price plus interest). During the reverse repurchase agreement period, the Fund continues to receive principal and interest payments on the securities and also has the opportunity to earn a return on the purchase price received by it from the counterparty.

Certain agreements have no stated maturity and can be terminated by either party at any time. Interest on the value of the reverse repurchase agreements issued and outstanding is based upon competitive market rates determined at the time of issuance. A Fund may utilize reverse repurchase agreements when it is anticipated that the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction. Reverse repurchase agreements generally create investment leverage and involve the risk that the market value of the security that a Fund is obligated to repurchase under the agreement may decline below the repurchase price. For financial reporting purposes, cash received in exchange for securities delivered plus accrued interest payments to be made to the counterparty is recorded as a liability in the Statements of Assets and Liabilities at face value including accrued interest. Due to the short term nature of reverse repurchase agreements, face value approximates fair value. Interest payments made by a Fund to the counterparties are recorded as a component of interest expense in the Statements of Operations. In periods of increased demand for a security, a Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund.

Reverse repurchase transactions are entered into by a Fund under a Master Repurchase Agreement (“MRA”), which permits the Fund, under certain circumstances, including an event of default (such as bankruptcy or insolvency), to offset payables and/or

Notes to Financial Statements (Continued)

receivables under the MRA with collateral held and/or posted to the counterparty and creates one single net payment due to or from the Fund. With reverse repurchase transactions, typically a Fund and the counterparties are permitted to sell, re-pledge, or use the collateral associated with the transaction. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MRA counterparty’s bankruptcy or insolvency. Pursuant to the terms of the MRA, a Fund receives or posts securities as collateral with a market value in excess of the repurchase price to be paid or received by the Fund upon the maturity of the transaction. Upon a bankruptcy or insolvency of the MRA counterparty, the Fund is considered an unsecured creditor with respect to excess collateral and, as such, the return of excess collateral may be delayed.

In the event the buyer of securities under an MRA files for bankruptcy or becomes insolvent, a Fund’s use of the proceeds from the sale of its securities may be restricted or forfeited, and the counterparty may fail to return/resell the securities in question to the Fund.

The following table is a summary of the Fund(s) open reverse repurchase transactions which are subject to an MRA on a net basis at September 30, 2016:

Counterparty	Reverse Repurchase Agreements	Fair Value of Non-Cash Collateral*	Cash Collateral Pledged*	Net Amount
Inflation-Protected and Income Fund
Banque Paribas	$(41,034,350)	$41,034,350	$-	$-
Daiwa Securities	(48,883,375)	48,883,375	-	-
Goldman Sachs & Co.	(84,452,112)	84,186,363	265,749	-
HSBC Finance Corp.	(58,779,500)	58,779,500	-	-
Morgan Stanley	(31,660,625)	31,618,183	42,442	-

	$(264,809,962)	$264,501,771	$308,191	$-

*	Collateral with a value of $271,092,247 has been pledged in connection with open reverse repurchase transactions. Excess collateral pledged to the individual counterparty is not shown for financial reporting purposes.

The Fund(s) listed in the following table had open reverse repurchase transactions at September 30, 2016:

Description	Value
Inflation-Protected and Income Fund
Agreement with Banque Paribas, dated 9/02/16, 0.650%, to be repurchased on demand until 10/04/16 at value plus accrued interest.	$41,034,350
Agreement with Daiwa Securities, dated 8/05/16, 0.650%, to be repurchased on demand until 11/04/16 at value plus accrued interest.	48,883,375
Agreement with Goldman Sachs & Co., dated 7/07/16, 0.630%, to be repurchased on demand until 10/07/16 at value plus accrued interest.	84,452,112
Agreement with HSBC Finance Corp., dated 9/02/16, 0.670%, to be repurchased on demand until 12/02/16 at value plus accrued interest.	58,779,500
Agreement with Morgan Stanley, dated 8/02/16, 0.640%, to be repurchased on demand until 11/02/16 at value plus accrued interest.	31,660,625

$264,809,962

Average balance outstanding	$259,726,971
Maximum balance outstanding	$268,279,614
Weighted average maturity	62 days
Average interest rate	0.57%

Average balance outstanding was calculated based on daily balances outstanding during the period that the Fund had entered into reverse repurchase transactions.

Notes to Financial Statements (Continued)

The type of underlying collateral and the remaining maturity of open reverse repurchase transactions in relation to the reverse repurchase agreements on the Statements of Assets and Liabilities is as follows:

	Remaining Contractual Maturity of the Agreements
	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Inflation-Protected and Income Fund
Reverse Repurchase Transactions
U.S. Treasury Obligations	$-	$125,486,462	$139,323,500	$-	$264,809,962

Total Borrowings	$-	$125,486,462	$139,323,500	$-	$264,809,962

When-Issued, Delayed-Delivery, Forward Commitment, and To-Be-Announced Transactions

A Fund may enter into when-issued, delayed-delivery, forward commitment, or to-be-announced (“TBA”) transactions (collectively, the “Forward Transactions”) in order to lock in the purchase price of the underlying security, or in order to adjust the interest rate exposure of the Fund’s existing portfolio. In Forward Transactions, a Fund commits to purchase or sell particular securities, with payment and delivery to take place at a future date. In the case of TBA purchase commitments, the unit price and the estimated principal amount are established when the Fund enters into a commitment, with the actual principal amount being within a specified range of the estimate. Although a Fund does not typically pay for the securities in these types of transactions until they are delivered, it immediately assumes the risks of ownership, including the risk of price fluctuation. As a result, each of these types of transactions may create investment leverage in a Fund’s portfolio and increase the volatility of the Fund. If a Fund’s counterparty fails to deliver a security purchased in a Forward Transaction, there may be a loss, and the Fund may have missed an opportunity to make an alternative investment.

These securities are valued on the basis of valuations furnished by a pricing service, selected pursuant to procedures approved by the Trustees, which determines valuations taking into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. Securities for which no market quotation is available are valued at fair value in accordance with procedures approved by the Trustees. The Funds record on a daily basis the unrealized appreciation (depreciation) based upon changes in the values of these securities. When a Forward Transaction is closed, the Funds record a realized gain or loss equal to the difference between the value of the transaction at the time it was opened and the value of the transaction at the time it was closed.

Dollar Roll Transactions

A Fund may enter into dollar roll transactions, in which the Fund sells mortgage-backed securities for delivery in the current month and simultaneously contracts to purchase substantially similar securities on a specified future date from the same party. A Fund may invest in dollar rolls in order to benefit from anticipated changes in pricing for the mortgage-backed securities during the term of the transaction, or for the purpose of creating investment leverage. In a dollar roll, the securities that are to be purchased will be of the same type as the securities sold, but will be supported by different pools of mortgages.

Dollar rolls involve the risk that the Fund’s counterparty will be unable to deliver the mortgage-backed securities underlying the dollar roll at the fixed time. If the counterparty files for bankruptcy or becomes insolvent, a Fund’s use of the transaction proceeds may be restricted pending a determination by the counterparty or its representative, whether to enforce the Fund’s obligation to repurchase the securities. A Fund can incur a loss on a dollar roll transaction (either because its counterparty fails to perform or because the value of the mortgages subject to the transaction declines) and on the investments made by the Fund with the proceeds of the dollar roll transaction.

A Fund accounts for a dollar roll transaction as a purchase and sale whereby the difference in the sales price and purchase price of the security sold is recorded as a realized gain (loss). If certain criteria are met, these dollar roll transactions may be considered financing transactions, whereby the difference in the sales price and the future purchase price is recorded as an adjustment to interest income. Dollar roll transactions generally have the effect of creating leverage in a Fund’s portfolio.

Securities Lending

Each Fund may lend its securities; however, lending cannot exceed 33% of the total assets of the Fund taken at current value. The Funds’ securities lending activities are governed by a Securities Lending Agency Agreement (“Lending Agreement”) between each

Notes to Financial Statements (Continued)

Fund and the lending agent (“agent”). The Lending Agreement authorizes the agent to lend qualifying U.S. and foreign securities held by a Fund to approved borrowers (each, a “Borrower”).

Each Fund expects that in connection with any securities on loan, the loan will be secured continuously by collateral consisting of cash or securities adjusted daily to have market value at least equal to the current market value of the securities loaned. The market value of the loaned securities is determined at the close of business of a Fund and any additional collateral is delivered to the Fund the next business day. As with other extensions of credit, the Funds may bear the risk of delay in recovery or even loss of rights in the collateral should the Borrower of the securities fail financially. The Funds receive compensation for lending their securities in the form of a securities loan fee paid by the Borrower, as well as a share of the income earned on investment of the cash collateral received for the loaned securities. At September 30, 2016, the Funds’ collateral was equal to or greater than 100% of the market value of securities on loan.

Security loans can be terminated at the discretion of either the lending agent or the Fund and the related securities must be returned within the earlier of the standard trade settlement period for such securities or within three business days. For all Funds, all securities on loan are classified as common stock in the Fund’s Portfolio of Investments at September 30, 2016.

The Funds employ the agent to implement their securities lending program and the agent receives a fee from the Funds for its services. In addition, the Funds may be required to pay a rebate to the Borrower. Accordingly, a Fund’s compensation for lending its securities is reduced by any such fees or rebate paid to the securities lending agent or Borrower, respectively. For the year ended September 30, 2016, the Fund(s) earned securities lending net income as follows:

	Securities Lending Gross Income	Securities Lending Fees and Expenses	Securities Lending Net Income
Value Fund	$38,046	$7,082	$30,964
Main Street Fund	13,159	2,636	10,523
Small Cap Opportunities Fund	77,528	15,520	62,008
Global Fund	274,071	52,856	221,215
International Equity Fund	236,021	46,740	189,281
Strategic Emerging Markets Fund	34,394	6,883	27,511

Accounting for Investment Transactions

Investment transactions are accounted for on the trade date. Realized gains and losses on sales of investments and unrealized appreciation and depreciation of investments are computed by the specific identification cost method. Proceeds received from litigation, if any, are included in realized gains on investment transactions for any investments that are no longer held in the portfolio and as a reduction in cost for investments that continue to be held in the portfolio. Interest income, adjusted for amortization of discounts and premiums on debt securities, is earned from the settlement date and is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Withholding taxes on foreign interest, dividends, and capital gains have been provided for in accordance with the applicable country’s tax rules and rates. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Funds determine the classification of distributions received as return of capital distributions or capital gain distributions.

Foreign Currency Translation

The books and records of the Funds are maintained in U.S. dollars. The market values of foreign currencies, foreign securities, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the mean of the buying and selling rates of such currencies against the U.S. dollar at the end of each business day. Purchases and sales of foreign securities and income and expense items are translated at the rates of exchange prevailing on the respective dates of such transactions. The Funds do not isolate that portion of the results of operations arising from changes in the exchange rates from that portion arising from changes in the market prices of securities. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign

Notes to Financial Statements (Continued)

currency transactions, and the difference between the amounts of dividends or interest recorded on the books of the Funds and the amount actually received.

Allocation of Operating Activity

In maintaining the records for the Funds, the income and expense accounts are allocated daily to each class of shares. Investment income and loss, and unrealized and realized gains or losses are prorated among the classes of shares based on the relative net assets of each. Expenses are allocated to each class of shares depending on the nature of the expenditures. Administration and service fees, if any, which are directly attributable to a class of shares, are charged to that class’s operations. Expenses of a Fund not directly attributable to the operations of any specific class of shares of the Fund are prorated among the classes to which the expense relates based on relative net assets.

Foreign Securities

The Global Fund invests a significant amount of its assets and each of the International Equity Fund and Strategic Emerging Markets Fund invests substantially all of its assets in foreign securities. The other Funds may also invest in foreign securities. Foreign securities, including American Depositary Receipts, are subject to additional risks compared to securities of U.S. issuers, including international trade, currency, political, regulatory, and diplomatic risks. In addition, fluctuations in currency exchange rates may adversely affect the values of foreign securities and the price of a Fund’s shares. Emerging markets securities are subject to greater risks than securities issued in developed foreign markets, including less liquidity, greater price volatility, higher relative rates of inflation, greater political, economic, and social instability, greater custody and operational risks, and greater volatility in currency exchange rates.

Federal Income Tax

It is each Fund’s intent to continue to comply with the provisions of subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to a regulated investment company. Under such provisions, the Funds would not be subject to federal income taxes on their ordinary income and net realized capital gains to the extent they are distributed or deemed to have been distributed to their shareholders. Therefore, the Funds have not made any provision for federal income tax.

Dividends and Distributions to Shareholders

Dividends from net investment income of each Fund, other than the U.S. Government Money Market Fund, are declared and paid annually and at other times as may be required to satisfy tax or regulatory requirements. Dividends from net investment income are declared daily and paid monthly for the U.S. Government Money Market Fund. Distributions of any net realized capital gains of each Fund are declared and paid annually and at other times as may be required to satisfy tax or regulatory requirements.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. As a result, net investment income and net realized capital gains on investment transactions for a reporting period may differ significantly from distributions during such period.

3. Advisory Fees and Other Transactions

Investment Advisory Fees and Investment Subadvisers

MML Investment Advisers, LLC (“MML Advisers”), a wholly-owned subsidiary of Massachusetts Mutual Life Insurance Company (“MassMutual”), serves as investment adviser to each Fund. Under the investment advisory agreements between MML Advisers and the Trust on behalf of each Fund, MML Advisers is responsible for providing investment management services for each Fund. In return for these services, MML Advisers receives advisory fees, based upon each Fund’s average daily net assets, at the following annual rates:

Fund	Investment Advisory Fee
U.S. Government Money Market Fund	0.35% on the first $1 billion; and
0.33% on any excess over $1 billion

Notes to Financial Statements (Continued)

Fund	Investment Advisory Fee
Short-Duration Bond Fund	0.35% on the first $500 million; and
0.30% on any excess over $500 million
Inflation-Protected and Income Fund	0.38% on the first $350 million; and
0.33% on any excess over $350 million
Core Bond Fund	0.38% on the first $1.5 billion;
0.33% on the next $500 million; and
0.28% on any excess over $2 billion
Diversified Bond Fund*	0.40% on the first $150 million; and
0.30% on any excess over $150 million
High Yield Fund	0.48% on the first $250 million; and
0.455% on any excess over $250 million
Balanced Fund**	0.48% on the first $300 million; and
0.43% on any excess over $300 million
Value Fund	0.50% on the first $250 million; and
0.47% on any excess over $250 million
Disciplined Value Fund	0.45% on the first $400 million; and
0.40% on any excess over $400 million
Main Street Fund	0.55% on the first $300 million; and
0.50% on any excess over $300 million
Disciplined Growth Fund	0.45% on the first $400 million; and
0.40% on any excess over $400 million
Small Cap Opportunities Fund**	0.58% on the first $300 million; and
0.53% on any excess over $300 million
Global Fund	0.75% on the first $400 million; and
0.70% on any excess over $400 million
International Equity Fund	0.85% on the first $500 million;
0.80% on the next $500 million; and
0.75% on any excess over $1 billion
Strategic Emerging Markets Fund	1.00% on the first $350 million; and
0.95% on any excess over $350 million

*	Prior to June 1, 2016, the investment advisory fees were as follows:

Fund	Investment Advisory Fee
Diversified Bond Fund	0.40% on the first $150 million; and
0.35% on any excess over $150 million

**	Prior to January 1, 2016, the investment advisory fees were as follows:

Fund	Investment Advisory Fee
Balanced Fund	0.48% on the first $350 million; and
0.43% on any excess over $350 million
Small Cap Opportunities Fund	0.58% on the first $400 million; and
0.53% on any excess over $400 million

MML Advisers has entered into investment subadvisory agreements with Barings LLC (“Barings”), a wholly-owned subsidiary of MM Asset Management Holding LLC, itself a wholly-owned subsidiary of MassMutual Holding LLC, a controlled subsidiary of

Notes to Financial Statements (Continued)

MassMutual, on behalf of certain Funds. These agreements provide that Barings manage the investment and reinvestment of assets of these Funds. Barings receives a subadvisory fee from MML Advisers, based upon each Fund’s average daily net assets, at the following annual rates:

U.S. Government Money Market Fund	0.05%
Short-Duration Bond Fund	0.08%
Inflation-Protected and Income Fund	0.08%
Core Bond Fund	0.10%
Diversified Bond Fund	0.10%
High Yield Fund	0.20%
Balanced Fund: fixed income portion	0.09%
Balanced Fund: equity portion*	0.22% of the first $50 million;
0.21% of the next $50 million; and
0.20% of any excess over $100 million
Disciplined Value Fund*	0.25% of the first $50 million;
0.21% of the next $50 million;
0.17% of the next $650 million; and
0.14% of any excess over $750 million
Disciplined Growth Fund*	0.25% of the first $50 million;
0.21% of the next $50 million;
0.17% of the next $650 million; and
0.14% of any excess over $750 million

*	Subadvisory fee based on Aggregate Assets. For purposes of these subadvisory agreements, “Aggregate Assets” means the aggregate of (i) the average daily net assets of the Fund determined at the close of the NYSE on each day that the NYSE is open for trading, and (ii) the average daily net assets of certain other funds or accounts of MML Advisers or its affiliates, including other funds registered under the 1940 Act, for which Barings provides investment advisory services, as agreed upon from time to time by MML Advisers and Barings, determined at the close of the NYSE on each day that the NYSE is open for trading.

In addition, Barings Real Estate Advisers LLC (“Barings Real Estate”) serves as sub-subadviser for the Short-Duration Bond Fund, Inflation-Protected and Income Fund, Core Bond Fund, Diversified Bond Fund, High Yield Fund, and Balanced Fund and is primarily responsible for managing each Fund’s commercial mortgage-backed securities. Barings Real Estate is a wholly-owned subsidiary of Barings. The appointment of Barings Real Estate as a sub-subadviser to each Fund does not relieve Barings of any obligation or liability to any of the Funds that it would otherwise have pursuant to investment subadvisory agreements between MML Advisers and Barings with respect to each Fund, and any and all acts and omissions of Barings Real Estate in respect to any Fund shall be considered the acts and omissions of Barings.

MML Advisers has entered into investment subadvisory agreements with OppenheimerFunds, Inc. (“OFI”), a wholly-owned subsidiary of Oppenheimer Acquisition Corp., itself an indirect majority-owned subsidiary of MassMutual Holding LLC, on behalf of the Global Fund. This agreement provides that OFI manage the investment and reinvestment of the assets of the Global Fund. OFI receives a subadvisory fee from MML Advisers, based upon the Global Fund’s average daily net assets, at the following annual rate:

Global Fund	0.50% of the first $50 million;
0.40% of the next $200 million;
0.35% of the next $250 million;
0.30% of the next $250 million;
0.28% of the next $50 million; and
0.25% of any excess over $800 million

Notes to Financial Statements (Continued)

MML Advisers has entered into investment subadvisory agreements with OFI Global Institutional, Inc. (“OFI Global Institutional”), a wholly-owned subsidiary of OFI, on behalf of certain Funds. These agreements provide that OFI Global Institutional manage the investment and reinvestment of the assets of these Funds. OFI Global Institutional receives a subadvisory fee from MML Advisers, based upon each Fund’s average daily net assets, at the following annual rates:

Value Fund	0.23%
Main Street Fund	0.33% of the first $1 billion; and
0.30% of any excess over $1 billion
Small Cap Opportunities Fund	0.40% of the first $1 billion; and
0.30% of any excess over $1 billion
International Equity Fund	0.50% of the first $50 million;
0.45% of the next $150 million;
0.40% of the next $250 million; and
0.35% of any excess over $450 million
Strategic Emerging Markets Fund	0.70%

The Funds’ subadvisory fees are paid by MML Advisers out of the advisory fees previously disclosed above.

Administration Fees

Under an Administrative and Shareholder Services Agreement between the Trust and MML Advisers, on behalf of each Fund, MML Advisers is obligated to provide certain administrative and shareholder services. In return for these services, MML Advisers receives an administrative services fee, based upon the average daily net assets of the applicable class of shares of the Funds, at the following annual rates:

	Class I	Class R5	Service Class	Administrative Class	Class A	Class R4	Class R3
U.S. Government Money Market Fund	N/A	0.10%	N/A	N/A	N/A	N/A	N/A
Short-Duration Bond Fund	None	0.10%	0.15%	0.15%	0.15%	0.20%	0.20%
Inflation-Protected and Income Fund	None	0.10%	0.15%	0.15%	0.15%	0.20%	0.20%
Core Bond Fund	None	0.10%	0.15%	0.15%	0.15%	0.20%	0.20%
Diversified Bond Fund	None	0.10%	0.15%	0.15%	0.15%	0.20%	0.20%
High Yield Fund	None	0.10%	0.15%	0.15%	0.15%	0.20%	0.20%
Balanced Fund	None	0.10%	0.15%	0.15%	0.15%	0.20%	0.20%
Value Fund	None	0.10%	0.15%	0.15%	0.15%	0.20%	0.20%
Disciplined Value Fund	None	0.10%	0.15%	0.15%	0.15%	0.20%	0.20%
Main Street Fund	None	0.10%	0.15%	0.15%	0.15%	0.20%	0.20%
Disciplined Growth Fund	None	0.10%	0.15%	0.15%	0.15%	0.20%	0.20%
Small Cap Opportunities Fund	None	0.10%	0.15%	0.15%	0.15%	0.20%	0.20%
Global Fund	None	0.10%	0.15%	0.15%	0.15%	0.20%	0.20%
International Equity Fund	None	0.10%	0.15%	0.15%	0.15%	0.20%	0.20%
Strategic Emerging Markets Fund	None	0.10%	0.15%	0.15%	0.15%	0.20%	0.20%

Distribution and Service Fees

MML Distributors, LLC (the “Distributor”) acts as distributor to each Fund. Pursuant to a 12b-1 Plan adopted by the Trust, Class A shares and Class R4 shares of each Fund pay an annual fee of 0.25% of the average daily net assets of the class; and Class R3 shares of each Fund pay an annual fee of 0.50% of the average daily net assets of the class, to the Distributor. Such payments compensate the Distributor for services provided and expenses incurred by it for purposes of promoting the sale of the relevant class of shares, reducing redemptions of shares, or maintaining or improving services provided to each Fund’s shareholders. The Distributor is a wholly-owned subsidiary of MassMutual.

Notes to Financial Statements (Continued)

Effective April 1, 2014, the Trust entered into a separate Supplemental Shareholder Services Agreement with MassMutual, on behalf of Service Class shares, Administrative Class shares, and Class A shares of each Fund. Fees payable under the Supplemental Shareholder Services Agreement are intended to compensate MassMutual for its provision of shareholder services to the Funds’ investors and are calculated and paid based on the average daily net assets attributable to the relevant share classes of the Funds separately, at the following annual rates: 0.05% for Service Class shares, and 0.15% for Administrative Class shares and Class A shares. MassMutual may pay these fees to other intermediaries for providing shareholder services to the Funds’ investors.

Expense Caps and Waivers

MML Advisers contractually agreed to cap the fees and expenses of the Funds noted below (other than extraordinary litigation and legal expenses, Acquired Fund Fees and Expenses#, interest expense, short sale dividend and loan expense, or other non-recurring or unusual expenses such as organizational expenses and shareholder meeting expenses) through January 31, 2017 based upon the average daily net assets of the applicable class of shares for the Funds, as follows:

	Class I	Class R5	Service Class	Administrative Class	Class A	Class R4	Class R3
Diversified Bond Fund	0.52%	0.62%	0.72%	0.82%	1.07%	0.97%	1.22%
High Yield Fund	0.55%	0.65%	0.75%	0.85%	1.10%	1.00%	1.25%
Balanced Fund	0.60%	0.70%	0.80%	0.90%	1.15%	1.05%	1.30%
Value Fund	0.60%	0.70%	0.80%	0.90%	1.15%	1.05%	1.30%
Strategic Emerging Markets Fund	1.05%	1.15%	1.25%	1.35%	1.60%	1.50%	1.75%

#	Acquired Fund Fees and Expenses are expenses borne indirectly by a Fund through investments in other pooled investment vehicles.

For the U.S. Government Money Market Fund, MML Advisers has agreed to voluntarily waive some or all of its fees in an attempt to allow the Fund to avoid a negative yield. There is no guarantee that the Fund will be able to avoid a negative yield. Payments made to intermediaries will be unaffected. MML Advisers may amend or discontinue this waiver at any time without advance notice.

For the Inflation-Protected and Income Fund, effective June 1, 2016, MML Advisers has agreed to voluntarily waive .03% of its management fees through January 31, 2017. MML Advisers may amend or discontinue this waiver at any time without advance notice.

For the International Equity Fund, effective June 1, 2016, MML Advisers has agreed to voluntarily waive .02% of its management fees through January 31, 2017. MML Advisers may amend or discontinue this waiver at any time without advance notice.

Expense caps and waiver amounts are reflected as a reduction of expenses on the Statements of Operations.

Deferred Compensation

Trustees of the Funds who are not officers or employees of MassMutual may elect to defer receipt of their annual fees in accordance with terms of a Non-Qualified Deferred Compensation Plan. Amounts deferred shall accrue interest or earnings and shall be recorded on the Funds’ books as other liabilities. Deferred compensation is included within Trustees’ fees and expenses in the Statements of Assets and Liabilities.

Other

Certain officers and trustees of the Funds are also employees of MassMutual. The compensation of each trustee who is not an employee of MassMutual is borne by the Funds.

Notes to Financial Statements (Continued)

The following table shows beneficial ownership of Funds’ shares by affiliated parties at September 30, 2016:

Total % of Ownership by Related Party
U.S. Government Money Market Fund	49.0%
Short-Duration Bond Fund	86.0%
Inflation-Protected and Income Fund	87.8%
Core Bond Fund	84.9%
Diversified Bond Fund	55.2%
High Yield Fund	84.2%
Balanced Fund	72.8%
Value Fund	95.8%
Disciplined Value Fund	78.3%
Main Street Fund	93.0%
Disciplined Growth Fund	74.8%
Small Cap Opportunities Fund	83.1%
Global Fund	89.3%
International Equity Fund	92.0%
Strategic Emerging Markets Fund	99.2%

4. Purchases and Sales of Investments

Cost of purchases and proceeds from sales of investment securities (excluding short-term investments) for the year ended September 30, 2016, were as follows:

	Purchases		Sales
	Long-Term U.S. Government Securities	Other Long-Term Securities	Long-Term U.S. Government Securities	Other Long-Term Securities
Short-Duration Bond Fund	$177,595,609	$363,233,917	$255,075,681	$241,026,342
Inflation-Protected and Income Fund	72,706,984	151,416,874	123,331,408	142,798,410
Core Bond Fund	4,141,661,817	447,561,234	4,219,326,325	708,767,469
Diversified Bond Fund	509,115,152	51,586,467	511,944,125	37,176,826
High Yield Fund	-	296,710,608	-	149,060,582
Balanced Fund	115,370,838	87,323,966	115,196,095	92,944,273
Value Fund	-	39,042,765	-	45,552,571
Disciplined Value Fund	-	328,886,284	-	443,318,934
Main Street Fund	-	46,268,077	-	57,981,601
Disciplined Growth Fund	-	572,079,578	-	694,498,813
Small Cap Opportunities Fund	-	96,177,396	-	90,173,547
Global Fund	-	85,424,372	-	146,112,515
International Equity Fund	-	184,637,023	-	221,619,572
Strategic Emerging Markets Fund	-	95,096,436	-	55,434,825

Notes to Financial Statements (Continued)

5.	Capital Share Transactions

Changes in shares outstanding for each Fund were as follows:

	Year Ended September 30, 2016		Year Ended September 30, 2015

	Shares	Amount	Shares	Amount

U.S. Government Money Market Fund Class R5
Sold	1,663,936,209	$1,663,936,205	2,098,061,759	$2,098,061,759
Issued as reinvestment of dividends	11,965	11,965	21,747	21,747
Redeemed	(1,729,258,382)	(1,729,258,382)	(2,172,573,773)	(2,172,573,773)

Net increase (decrease)	(65,310,208)	$(65,310,212)	(74,490,267)	$(74,490,267)

Short-Duration Bond Fund Class I
Sold	13,052,465	$134,134,974	14,244,985	$149,501,532
Issued as reinvestment of dividends	406,694	4,111,675	518,611	5,331,332
Redeemed	(12,199,325)	(126,188,190)	(18,426,909)	(192,733,136)

Net increase (decrease)	1,259,834	$12,058,459	(3,663,313)	$(37,900,272)

Short-Duration Bond Fund Class R5
Sold	8,767,054	$90,738,499	4,337,919	$45,463,713
Issued as reinvestment of dividends	452,722	4,590,598	364,279	3,755,721
Redeemed	(5,289,514)	(54,446,557)	(6,540,196)	(68,527,020)

Net increase (decrease)	3,930,262	$40,882,540	(1,837,998)	$(19,307,586)

Short-Duration Bond Fund Service Class
Sold	1,622,718	$16,673,754	3,793,475	$39,361,080
Issued as reinvestment of dividends	194,326	1,958,806	155,016	1,588,909
Redeemed	(4,734,274)	(48,348,465)	(2,905,164)	(30,194,071)

Net increase (decrease)	(2,917,230)	$(29,715,905)	1,043,327	$10,755,918

Short-Duration Bond Fund Administrative Class
Sold	1,644,279	$16,838,267	1,707,520	$17,649,505
Issued as reinvestment of dividends	87,620	879,709	89,609	915,799
Redeemed	(2,085,242)	(21,274,386)	(2,381,475)	(24,615,507)

Net increase (decrease)	(353,343)	$(3,556,410)	(584,346)	$(6,050,203)

Short-Duration Bond Fund Class A
Sold	3,068,293	$31,304,881	1,524,289	$15,676,710
Issued as reinvestment of dividends	184,068	1,838,837	136,519	1,388,400
Redeemed	(2,018,225)	(20,494,377)	(1,799,785)	(18,536,212)

Net increase (decrease)	1,234,136	$12,649,341	(138,977)	$(1,471,102)

Short-Duration Bond Fund Class R4
Sold	513,116	$5,284,172	692,767	$7,239,359
Issued as reinvestment of dividends	17,079	172,671	197	2,025
Redeemed	(180,971)	(1,853,493)	(139,995)	(1,462,810)

Net increase (decrease)	349,224	$3,603,350	552,969	$5,778,574

Short-Duration Bond Fund Class R3
Sold	277,492	$2,843,660	182,546	$1,902,907
Issued as reinvestment of dividends	4,531	45,671	988	10,166
Redeemed	(76,783)	(789,271)	(92,800)	(961,514)

Net increase (decrease)	205,240	$2,100,060	90,734	$951,559

Notes to Financial Statements (Continued)

	Year Ended September 30, 2016		Year Ended September 30, 2015

	Shares	Amount	Shares	Amount

Inflation-Protected and Income Fund Class I
Sold	5,757,789	$59,582,229	6,924,795	$72,523,398
Issued as reinvestment of dividends	207,258	2,070,502	402,404	4,160,845
Redeemed	(9,664,230)	(101,337,771)	(7,472,551)	(77,679,788)

Net increase (decrease)	(3,699,183)	$(39,685,040)	(145,352)	$(995,545)

Inflation-Protected and Income Fund Class R5
Sold	1,688,822	$17,618,935	1,465,538	$15,243,339
Issued as reinvestment of dividends	58,204	582,044	131,405	1,358,727
Redeemed	(1,606,436)	(16,469,308)	(1,169,219)	(12,151,660)

Net increase (decrease)	140,590	$1,731,671	427,724	$4,450,406

Inflation-Protected and Income Fund Service Class
Sold	1,262,096	$13,159,948	1,301,135	$13,512,111
Issued as reinvestment of dividends	75,869	756,409	167,528	1,728,889
Redeemed	(2,327,798)	(23,987,953)	(1,205,467)	(12,541,926)

Net increase (decrease)	(989,833)	$(10,071,596)	263,196	$2,699,074

Inflation-Protected and Income Fund Administrative Class
Sold	646,044	$6,834,582	343,388	$3,606,158
Issued as reinvestment of dividends	10,477	105,506	22,047	229,733
Redeemed	(486,329)	(5,142,341)	(205,763)	(2,154,982)

Net increase (decrease)	170,192	$1,797,747	159,672	$1,680,909

Inflation-Protected and Income Fund Class A
Sold	566,784	$5,819,526	576,018	$5,916,452
Issued as reinvestment of dividends	13,621	134,169	50,796	517,616
Redeemed	(596,303)	(6,101,545)	(909,162)	(9,275,814)

Net increase (decrease)	(15,898)	$(147,850)	(282,348)	$(2,841,746)

Inflation-Protected and Income Fund Class R4
Sold	560,700	$5,700,016	98,463	$991,534
Issued as reinvestment of dividends	1,381	13,551	213	2,162
Redeemed	(155,187)	(1,581,496)	(8,824)	(89,026)

Net increase (decrease)	406,894	$4,132,071	89,852	$904,670

Inflation-Protected and Income Fund Class R3
Sold	277,546	$2,838,252	40,136	$414,679
Issued as reinvestment of dividends	350	3,444	2,763	28,215
Redeemed	(52,446)	(541,096)	(157,938)	(1,604,800)

Net increase (decrease)	225,450	$2,300,600	(115,039)	$(1,161,906)

Core Bond Fund Class I
Sold	14,060,151	$156,373,556	19,030,672	$216,572,086
Issued as reinvestment of dividends	2,498,443	26,658,389	1,721,869	19,319,371
Redeemed	(32,114,427)	(357,706,881)	(14,921,035)	(169,470,784)

Net increase (decrease)	(15,555,833)	$(174,674,936)	5,831,506	$66,420,673

Core Bond Fund Class R5
Sold	2,690,313	$29,746,398	5,819,269	$66,822,566
Issued as reinvestment of dividends	1,811,393	19,400,021	1,307,335	14,720,593
Redeemed	(11,634,707)	(128,971,366)	(8,464,814)	(96,515,941)

Net increase (decrease)	(7,133,001)	$(79,824,947)	(1,338,210)	$(14,972,782)

Notes to Financial Statements (Continued)

	Year Ended September 30, 2016		Year Ended September 30, 2015

	Shares	Amount	Shares	Amount

Core Bond Fund Service Class
Sold	1,284,205	$14,139,544	2,927,966	$33,182,559
Issued as reinvestment of dividends	521,970	5,558,982	322,001	3,606,409
Redeemed	(5,275,810)	(57,444,423)	(6,186,908)	(70,764,330)

Net increase (decrease)	(3,469,635)	$(37,745,897)	(2,936,941)	$(33,975,362)

Core Bond Fund Administrative Class
Sold	2,300,519	$25,056,753	2,427,404	$27,401,585
Issued as reinvestment of dividends	351,880	3,722,888	187,726	2,091,266
Redeemed	(2,594,694)	(28,152,274)	(1,294,519)	(14,578,894)

Net increase (decrease)	57,705	$627,367	1,320,611	$14,913,957

Core Bond Fund Class A
Sold	1,636,651	$17,700,256	2,233,314	$24,978,948
Issued as reinvestment of dividends	619,171	6,501,293	401,983	4,441,914
Redeemed	(3,746,735)	(40,368,193)	(3,133,482)	(34,904,471)

Net increase (decrease)	(1,490,913)	$(16,166,644)	(498,185)	$(5,483,609)

Core Bond Fund Class R4
Sold	682,691	$7,268,738	829,056	$9,218,618
Issued as reinvestment of dividends	38,061	398,115	260	2,861
Redeemed	(178,039)	(1,920,879)	(26,422)	(293,572)

Net increase (decrease)	542,713	$5,745,974	802,894	$8,927,907

Core Bond Fund Class R3
Sold	19,547	$215,262	13,313	$152,593
Issued as reinvestment of dividends	2,195	23,531	2,663	29,982
Redeemed	(7,626)	(84,886)	(68,446)	(773,271)

Net increase (decrease)	14,116	$153,907	(52,470)	$(590,696)

Diversified Bond Fund Class I
Sold	576,858	$6,148,415	1,083,993	$11,734,255
Issued as reinvestment of dividends	44,663	462,260	12,044	129,116
Redeemed	(259,806)	(2,775,195)	(147,907)	(1,605,334)

Net increase (decrease)	361,715	$3,835,480	948,130	$10,258,037

Diversified Bond Fund Class R5
Sold	2,095,040	$20,821,771	953,544	$9,622,221
Issued as reinvestment of dividends	219,500	2,111,588	151,456	1,513,044
Redeemed	(1,243,836)	(12,358,677)	(1,298,692)	(13,082,461)

Net increase (decrease)	1,070,704	$10,574,682	(193,692)	$(1,947,196)

Diversified Bond Fund Service Class
Sold	237,627	$2,399,222	795,621	$8,126,652
Issued as reinvestment of dividends	49,674	483,829	31,849	321,992
Redeemed	(647,922)	(6,519,801)	(350,564)	(3,580,665)

Net increase (decrease)	(360,621)	$(3,636,750)	476,906	$4,867,979

Diversified Bond Fund Administrative Class
Sold	560,811	$5,656,308	2,302,595	$23,544,622
Issued as reinvestment of dividends	102,691	998,151	51,801	522,675
Redeemed	(828,200)	(8,323,567)	(987,830)	(10,046,850)

Net increase (decrease)	(164,698)	$(1,669,108)	1,366,566	$14,020,447

Notes to Financial Statements (Continued)

	Year Ended September 30, 2016		Year Ended September 30, 2015

	Shares	Amount	Shares	Amount

Diversified Bond Fund Class A
Sold	761,793	$7,589,872	1,565,859	$15,977,500
Issued as reinvestment of dividends	89,915	873,079	63,902	644,137
Redeemed	(910,427)	(9,102,327)	(1,359,858)	(13,822,003)

Net increase (decrease)	(58,719)	$(639,376)	269,903	$2,799,634

Diversified Bond Fund Class R4
Sold	141,806	$1,415,357	340,478	$3,425,319
Issued as reinvestment of dividends	9,804	94,609	206	2,069
Redeemed	(79,015)	(780,796)	(55,098)	(554,733)

Net increase (decrease)	72,595	$729,170	285,586	$2,872,655

Diversified Bond Fund Class R3
Sold	238,535	$2,392,274	32,540	$326,014
Issued as reinvestment of dividends	1,298	12,502	187	1,872
Redeemed	(26,671)	(266,225)	(1,560)	(15,659)

Net increase (decrease)	213,162	$2,138,551	31,167	$312,227

High Yield Fund Class I
Sold	16,053,242	$140,164,355	5,408,758	$50,326,663
Issued as reinvestment of dividends	840,340	6,932,809	1,048,990	9,189,152
Redeemed	(4,999,532)	(43,689,964)	(4,973,672)	(46,555,068)

Net increase (decrease)	11,894,050	$103,407,200	1,484,076	$12,960,747

High Yield Fund Class R5
Sold	1,507,512	$13,358,792	1,030,909	$9,641,134
Issued as reinvestment of dividends	275,924	2,287,408	402,404	3,541,159
Redeemed	(1,483,805)	(13,023,454)	(717,100)	(6,769,163)

Net increase (decrease)	299,631	$2,622,746	716,213	$6,413,130

High Yield Fund Service Class
Sold	938,792	$8,283,984	1,902,023	$17,475,973
Issued as reinvestment of dividends	479,040	3,971,242	611,526	5,381,429
Redeemed	(1,968,879)	(17,089,953)	(1,556,234)	(14,410,930)

Net increase (decrease)	(551,047)	$(4,834,727)	957,315	$8,446,472

High Yield Fund Administrative Class
Sold	961,794	$8,362,359	909,942	$8,417,600
Issued as reinvestment of dividends	198,184	1,621,145	247,733	2,152,803
Redeemed	(735,160)	(6,322,924)	(699,091)	(6,403,332)

Net increase (decrease)	424,818	$3,660,580	458,584	$4,167,071

High Yield Fund Class A
Sold	620,626	$5,388,621	864,568	$7,884,156
Issued as reinvestment of dividends	205,252	1,676,905	313,397	2,720,285
Redeemed	(880,422)	(7,571,832)	(1,306,801)	(12,096,267)

Net increase (decrease)	(54,544)	$(506,306)	(128,836)	$(1,491,826)

High Yield Fund Class R4
Sold	1,994,886	$17,145,053	316,737	$2,881,451
Issued as reinvestment of dividends	58,215	472,120	1,045	9,041
Redeemed	(331,663)	(2,805,750)	(25,697)	(231,684)

Net increase (decrease)	1,721,438	$14,811,423	292,085	$2,658,808

Notes to Financial Statements (Continued)

	Year Ended September 30, 2016		Year Ended September 30, 2015

	Shares	Amount	Shares	Amount

High Yield Fund Class R3
Sold	1,256,552	$10,962,917	404,122	$3,756,007
Issued as reinvestment of dividends	41,813	346,635	7,533	66,515
Redeemed	(178,837)	(1,561,478)	(103,147)	(947,167)

Net increase (decrease)	1,119,528	$9,748,074	308,508	$2,875,355

Balanced Fund Class I
Sold	49,821	$525,193	276,732	$3,478,414
Issued as reinvestment of dividends	3,775	40,088	316,381	3,745,956
Redeemed	(959)	(10,564)	(3,351,869)	(40,904,571)

Net increase (decrease)	52,637	$554,717	(2,758,756)	$(33,680,201)

Balanced Fund Class R5
Sold	183,962	$2,040,064	315,592	$3,905,546
Issued as reinvestment of dividends	549,138	5,842,827	608,056	7,205,459
Redeemed	(1,474,757)	(16,469,735)	(1,149,428)	(14,197,546)

Net increase (decrease)	(741,657)	$(8,586,844)	(225,780)	$(3,086,541)

Balanced Fund Service Class
Sold	229,288	$2,747,680	310,522	$3,938,966
Issued as reinvestment of dividends	120,436	1,339,246	93,083	1,148,639
Redeemed	(206,050)	(2,383,816)	(237,041)	(2,994,833)

Net increase (decrease)	143,674	$1,703,110	166,564	$2,092,772

Balanced Fund Administrative Class
Sold	125,540	$1,383,702	239,806	$3,034,390
Issued as reinvestment of dividends	85,454	912,644	68,442	814,462
Redeemed	(107,412)	(1,151,963)	(96,665)	(1,208,389)

Net increase (decrease)	103,582	$1,144,383	211,583	$2,640,463

Balanced Fund Class A
Sold	219,229	$2,362,104	661,784	$7,995,462
Issued as reinvestment of dividends	291,391	3,036,297	284,914	3,313,545
Redeemed	(521,475)	(5,789,828)	(841,443)	(10,090,002)

Net increase (decrease)	(10,855)	$(391,427)	105,255	$1,219,005

Balanced Fund Class R4
Sold	56,412	$600,705	191,323	$2,282,482
Issued as reinvestment of dividends	21,474	222,254	893	10,357
Redeemed	(41,431)	(429,165)	(20,937)	(248,308)

Net increase (decrease)	36,455	$393,794	171,279	$2,044,531

Balanced Fund Class R3
Sold	330,972	$3,677,203	175,459	$2,051,256
Issued as reinvestment of dividends	39,268	405,641	875	10,153
Redeemed	(68,421)	(728,935)	(29,445)	(350,964)

Net increase (decrease)	301,819	$3,353,909	146,889	$1,710,445

Value Fund Class I
Sold	-	$-	-	$-
Issued as reinvestment of dividends	- +	2	98	2,038
Redeemed	(5)	(107)	-	-

Net increase (decrease)	(5)	$(105)	98	$2,038

Notes to Financial Statements (Continued)

	Year Ended September 30, 2016		Year Ended September 30, 2015

	Shares	Amount	Shares	Amount

Value Fund Class R5
Sold	29,655	$606,091	116,263	$2,530,054
Issued as reinvestment of dividends	35,561	721,893	56,070	1,167,383
Redeemed	(241,660)	(4,868,307)	(937,056)	(20,307,740)

Net increase (decrease)	(176,444)	$(3,540,323)	(764,723)	$(16,610,303)

Value Fund Service Class
Sold	1,345	$28,228	294	$6,296
Issued as reinvestment of dividends	91	1,852	109	2,270
Redeemed	(282)	(5,906)	(1,216)	(26,391)

Net increase (decrease)	1,154	$24,174	(813)	$(17,825)

Value Fund Administrative Class
Sold	31,011	$629,277	36,267	$768,553
Issued as reinvestment of dividends	7,770	158,282	10,969	229,145
Redeemed	(101,645)	(2,081,557)	(117,259)	(2,493,228)

Net increase (decrease)	(62,864)	$(1,293,998)	(70,023)	$(1,495,530)

Value Fund Class A
Sold	12,631	$258,606	16,773	$358,299
Issued as reinvestment of dividends	3,328	67,859	4,970	103,865
Redeemed	(75,363)	(1,546,713)	(48,625)	(1,046,541)

Net increase (decrease)	(59,404)	$(1,220,248)	(26,882)	$(584,377)

Value Fund Class R4
Sold	-	$-	9	$200
Issued as reinvestment of dividends	- +	2	81	1,679
Redeemed	(10)	(199)	-	-

Net increase (decrease)	(10)	$(197)	90	$1,879

Value Fund Class R3
Sold	91	$1,850	10	$219
Issued as reinvestment of dividends	3	53	3	68
Redeemed	(7)	(142)	-	-

Net increase (decrease)	87	$1,761	13	$287

Disciplined Value Fund Class I
Sold	3,431,726	$52,221,364	3,444,558	$55,155,749
Issued as reinvestment of dividends	465,524	6,945,621	206,591	3,260,008
Redeemed	(10,428,754)	(164,497,980)	(4,163,649)	(66,773,771)

Net increase (decrease)	(6,531,504)	$(105,330,995)	(512,500)	$(8,358,014)

Disciplined Value Fund Class R5
Sold	271,272	$4,116,817	260,622	$4,154,850
Issued as reinvestment of dividends	122,191	1,825,546	74,977	1,184,635
Redeemed	(658,335)	(9,906,198)	(1,732,100)	(27,805,229)

Net increase (decrease)	(264,872)	$(3,963,835)	(1,396,501)	$(22,465,744)

Disciplined Value Fund Service Class
Sold	402,248	$6,069,204	799,029	$12,659,134
Issued as reinvestment of dividends	175,006	2,598,844	72,587	1,139,617
Redeemed	(1,014,180)	(15,411,330)	(725,496)	(11,632,076)

Net increase (decrease)	(436,926)	$(6,743,282)	146,120	$2,166,675

Notes to Financial Statements (Continued)

	Year Ended September 30, 2016		Year Ended September 30, 2015

	Shares	Amount	Shares	Amount

Disciplined Value Fund Administrative Class
Sold	69,348	$1,072,405	303,684	$4,933,854
Issued as reinvestment of dividends	18,121	273,628	7,232	115,418
Redeemed	(230,829)	(3,566,819)	(252,915)	(4,064,333)

Net increase (decrease)	(143,360)	$(2,220,786)	58,001	$984,939

Disciplined Value Fund Class A
Sold	176,047	$2,725,708	152,326	$2,392,590
Issued as reinvestment of dividends	18,643	275,162	8,920	139,242
Redeemed	(92,501)	(1,391,123)	(295,844)	(4,622,941)

Net increase (decrease)	102,189	$1,609,747	(134,598)	$(2,091,109)

Disciplined Value Fund Class R4
Sold	97,797	$1,511,747	171,659	$2,669,767
Issued as reinvestment of dividends	6,213	91,383	101	1,573
Redeemed	(16,301)	(245,322)	(4,520)	(70,333)

Net increase (decrease)	87,709	$1,357,808	167,240	$2,601,007

Disciplined Value Fund Class R3
Sold	133,800	$1,945,948	8,388	$134,747
Issued as reinvestment of dividends	97	1,443	23	358
Redeemed	(105,790)	(1,670,070)	(6,905)	(110,179)

Net increase (decrease)	28,107	$277,321	1,506	$24,926

Main Street Fund Class I
Sold	74,242	$775,688	449,703	$6,510,261
Issued as reinvestment of dividends	950	9,218	105,340	1,468,435
Redeemed	(6,958)	(76,863)	(3,893,561)	(58,303,521)

Net increase (decrease)	68,234	$708,043	(3,338,518)	$(50,324,825)

Main Street Fund Class R5
Sold	814,150	$10,206,587	492,152	$7,061,192
Issued as reinvestment of dividends	2,723,512	26,445,301	212,905	2,967,891
Redeemed	(1,554,370)	(16,326,793)	(2,489,207)	(36,360,947)

Net increase (decrease)	1,983,292	$20,325,095	(1,784,150)	$(26,331,864)

Main Street Fund Service Class
Sold	53,859	$561,634	67,506	$981,109
Issued as reinvestment of dividends	59,838	597,779	14,136	199,743
Redeemed	(397,401)	(5,671,026)	(81,284)	(1,192,808)

Net increase (decrease)	(283,704)	$(4,511,613)	358	$(11,956)

Main Street Fund Administrative Class
Sold	202,028	$2,196,323	156,130	$2,241,800
Issued as reinvestment of dividends	1,139,395	11,063,523	65,629	914,867
Redeemed	(824,549)	(8,790,081)	(400,539)	(5,698,847)

Net increase (decrease)	516,874	$4,469,765	(178,780)	$(2,542,180)

Main Street Fund Class A
Sold	254,961	$2,648,319	182,251	$2,560,020
Issued as reinvestment of dividends	458,924	4,405,674	25,528	353,308
Redeemed	(506,735)	(5,196,285)	(223,014)	(3,184,018)

Net increase (decrease)	207,150	$1,857,708	(15,235)	$(270,690)

Notes to Financial Statements (Continued)

	Year Ended September 30, 2016		Year Ended September 30, 2015

	Shares	Amount	Shares	Amount

Main Street Fund Class R4
Sold	339,113	$3,454,121	15	$200
Issued as reinvestment of dividends	2,372	22,677	211	2,921
Redeemed	(14,696)	(150,732)	-	-

Net increase (decrease)	326,789	$3,326,066	226	$3,121

Main Street Fund Class R3
Sold	64,073	$699,287	4,760	$68,609
Issued as reinvestment of dividends	10,020	96,689	153	2,137
Redeemed	(6,464)	(65,692)	(3,131)	(45,867)

Net increase (decrease)	67,629	$730,284	1,782	$24,879

Disciplined Growth Fund Class I
Sold	5,952,867	$67,693,803	6,228,963	$74,775,662
Issued as reinvestment of dividends	1,469,551	16,414,882	2,045,573	23,442,269
Redeemed	(14,501,026)	(166,603,239)	(6,187,567)	(76,628,079)

Net increase (decrease)	(7,078,608)	$(82,494,554)	2,086,969	$21,589,852

Disciplined Growth Fund Class R5
Sold	842,095	$9,475,004	1,197,799	$15,046,095
Issued as reinvestment of dividends	659,316	7,371,156	1,315,171	15,085,017
Redeemed	(2,450,267)	(27,954,773)	(3,586,718)	(42,519,152)

Net increase (decrease)	(948,856)	$(11,108,613)	(1,073,748)	$(12,388,040)

Disciplined Growth Fund Service Class
Sold	523,863	$5,931,125	1,043,006	$12,712,032
Issued as reinvestment of dividends	666,975	7,476,786	942,002	10,833,025
Redeemed	(2,023,734)	(22,987,765)	(998,702)	(12,443,108)

Net increase (decrease)	(832,896)	$(9,579,854)	986,306	$11,101,949

Disciplined Growth Fund Administrative Class
Sold	598,748	$6,921,739	1,435,438	$17,695,945
Issued as reinvestment of dividends	253,191	2,863,597	283,289	3,283,315
Redeemed	(528,609)	(6,007,846)	(658,059)	(8,131,070)

Net increase (decrease)	323,330	$3,777,490	1,060,668	$12,848,190

Disciplined Growth Fund Class A
Sold	667,957	$7,302,947	805,051	$9,585,803
Issued as reinvestment of dividends	270,812	2,997,888	393,817	4,473,761
Redeemed	(965,793)	(10,898,169)	(575,621)	(6,951,832)

Net increase (decrease)	(27,024)	$(597,334)	623,247	$7,107,732

Disciplined Growth Fund Class R4
Sold	887,025	$10,016,241	558,251	$6,809,227
Issued as reinvestment of dividends	62,015	684,022	1,208	13,709
Redeemed	(264,491)	(2,975,146)	(33,262)	(391,956)

Net increase (decrease)	684,549	$7,725,117	526,197	$6,430,980

Disciplined Growth Fund Class R3
Sold	231,824	$2,570,463	335,111	$3,909,294
Issued as reinvestment of dividends	29,017	319,473	1,189	13,498
Redeemed	(309,402)	(3,414,413)	(20,165)	(237,963)

Net increase (decrease)	(48,561)	$(524,477)	316,135	$3,684,829

Notes to Financial Statements (Continued)

	Year Ended September 30, 2016		Year Ended September 30, 2015

	Shares	Amount	Shares	Amount

Small Cap Opportunities Fund Class I
Sold	286,501	$3,976,110	9,025	$140,466
Issued as reinvestment of dividends	16,948	215,753	50,725	748,194
Redeemed	(39,704)	(509,125)	(363,990)	(5,310,163)

Net increase (decrease)	263,745	$3,682,738	(304,240)	$(4,421,503)

Small Cap Opportunities Fund Class R5
Sold	362,600	$4,763,279	331,504	$5,068,786
Issued as reinvestment of dividends	484,965	6,163,903	764,355	11,274,236
Redeemed	(655,837)	(8,651,690)	(1,487,625)	(22,535,983)

Net increase (decrease)	191,728	$2,275,492	(391,766)	$(6,192,961)

Small Cap Opportunities Fund Service Class
Sold	476,495	$6,517,316	129,813	$2,054,493
Issued as reinvestment of dividends	91,262	1,159,029	74,754	1,101,878
Redeemed	(101,465)	(1,309,009)	(138,482)	(2,161,740)

Net increase (decrease)	466,292	$6,367,336	66,085	$994,631

Small Cap Opportunities Fund Administrative Class
Sold	361,220	$4,769,152	208,536	$3,228,916
Issued as reinvestment of dividends	125,782	1,589,890	188,816	2,768,045
Redeemed	(521,928)	(7,113,282)	(195,386)	(2,973,795)

Net increase (decrease)	(34,926)	$(754,240)	201,966	$3,023,166

Small Cap Opportunities Fund Class A
Sold	816,162	$10,490,835	709,534	$10,812,296
Issued as reinvestment of dividends	547,510	6,800,076	759,694	10,969,973
Redeemed	(1,105,166)	(14,389,528)	(1,104,358)	(16,518,131)

Net increase (decrease)	258,506	$2,901,383	364,870	$5,264,138

Small Cap Opportunities Fund Class R4
Sold	367,076	$4,539,252	35,165	$494,685
Issued as reinvestment of dividends	10,215	126,151	1,056	15,225
Redeemed	(85,139)	(1,090,144)	(79)	(1,183)

Net increase (decrease)	292,152	$3,575,259	36,142	$508,727

Small Cap Opportunities Fund Class R3
Sold	356,665	$4,627,657	88,552	$1,326,500
Issued as reinvestment of dividends	17,139	211,494	1,042	15,023
Redeemed	(51,552)	(656,893)	(3,269)	(48,642)

Net increase (decrease)	322,252	$4,182,258	86,325	$1,292,881

Global Fund Class I
Sold	1,240,605	$15,937,011	70,509	$1,080,807
Issued as reinvestment of dividends	19,723	265,859	426	5,975
Redeemed	(104,352)	(1,381,238)	(2,727)	(40,730)

Net increase (decrease)	1,155,976	$14,821,632	68,208	$1,046,052

Global Fund Class R5
Sold	266,787	$3,628,888	1,212,379	$18,616,115
Issued as reinvestment of dividends	1,061,497	14,308,984	830,903	11,665,880
Redeemed	(3,970,723)	(50,714,785)	(3,744,503)	(54,924,288)

Net increase (decrease)	(2,642,439)	$(32,776,913)	(1,701,221)	$(24,642,293)

Notes to Financial Statements (Continued)

	Year Ended September 30, 2016		Year Ended September 30, 2015

	Shares	Amount	Shares	Amount

Global Fund Service Class
Sold	536,351	$7,546,075	1,485,357	$22,453,517
Issued as reinvestment of dividends	226,584	3,031,690	76,490	1,067,029
Redeemed	(824,489)	(10,573,613)	(285,755)	(4,245,134)

Net increase (decrease)	(61,554)	$4,152	1,276,092	$19,275,412

Global Fund Administrative Class
Sold	503,850	$6,652,106	1,074,659	$16,481,382
Issued as reinvestment of dividends	730,485	9,846,944	529,523	7,434,501
Redeemed	(2,546,020)	(33,494,240)	(1,958,305)	(29,149,073)

Net increase (decrease)	(1,311,685)	$(16,995,190)	(354,123)	$(5,233,190)

Global Fund Class A
Sold	213,653	$2,833,054	364,718	$5,487,180
Issued as reinvestment of dividends	253,681	3,389,184	166,245	2,315,792
Redeemed	(1,001,274)	(12,779,532)	(684,280)	(10,296,620)

Net increase (decrease)	(533,940)	$(6,557,294)	(153,317)	$(2,493,648)

Global Fund Class R4
Sold	352,039	$4,760,090	47,809	$688,190
Issued as reinvestment of dividends	22,365	296,555	409	5,691
Redeemed	(100,236)	(1,228,528)	(1,953)	(30,541)

Net increase (decrease)	274,168	$3,828,117	46,265	$663,340

Global Fund Class R3
Sold	580,735	$7,557,485	139,548	$2,086,186
Issued as reinvestment of dividends	29,266	390,706	6,605	92,274
Redeemed	(164,736)	(2,082,290)	(37,265)	(538,119)

Net increase (decrease)	445,265	$5,865,901	108,888	$1,640,341

International Equity Fund Class I
Sold	5,126,763	$59,500,946	11,522,250	$145,522,491
Issued as reinvestment of dividends	767,136	8,806,720	1,190,279	13,854,847
Redeemed	(4,314,817)	(50,479,188)	(2,467,354)	(31,047,934)

Net increase (decrease)	1,579,082	$17,828,478	10,245,175	$128,329,404

International Equity Fund Class R5
Sold	832,489	$9,732,787	1,912,873	$24,018,377
Issued as reinvestment of dividends	1,004,612	11,542,997	4,760,142	55,408,047
Redeemed	(5,155,511)	(60,156,188)	(9,339,471)	(117,795,580)

Net increase (decrease)	(3,318,410)	$(38,880,404)	(2,666,456)	$(38,369,156)

International Equity Fund Service Class
Sold	415,401	$4,758,303	459,996	$5,832,457
Issued as reinvestment of dividends	90,960	1,042,403	324,367	3,769,141
Redeemed	(509,062)	(5,870,248)	(531,882)	(6,816,223)

Net increase (decrease)	(2,701)	$(69,542)	252,481	$2,785,375

International Equity Fund Administrative Class
Sold	284,044	$3,244,782	585,599	$7,200,902
Issued as reinvestment of dividends	78,606	896,894	262,663	3,039,005
Redeemed	(498,193)	(5,704,388)	(446,641)	(5,545,304)

Net increase (decrease)	(135,543)	$(1,562,712)	401,621	$4,694,603

Notes to Financial Statements (Continued)

	Year Ended September 30, 2016		Year Ended September 30, 2015

	Shares	Amount	Shares	Amount

International Equity Fund Class A
Sold	477,964	$5,257,944	764,735	$9,617,896
Issued as reinvestment of dividends	185,538	2,059,474	832,764	9,376,918
Redeemed	(1,179,715)	(13,216,576)	(1,171,938)	(14,124,478)

Net increase (decrease)	(516,213)	$(5,899,158)	425,561	$4,870,336

International Equity Fund Class R4
Sold	357,253	$3,900,990	23,736	$280,919
Issued as reinvestment of dividends	2,014	22,234	1,407	15,815
Redeemed	(72,739)	(811,118)	(358)	(4,317)

Net increase (decrease)	286,528	$3,112,106	24,785	$292,417

International Equity Fund Class R3
Sold	353,737	$3,922,066	41,257	$494,060
Issued as reinvestment of dividends	4,298	47,362	1,389	15,616
Redeemed	(88,685)	(988,052)	(2,058)	(24,396)

Net increase (decrease)	269,350	$2,981,376	40,588	$485,280

Strategic Emerging Markets Fund Class I
Sold	7,117,369	$69,627,630	4,409,170	$48,926,480
Issued as reinvestment of dividends	125,734	1,204,528	159,991	1,724,701
Redeemed	(2,194,935)	(21,313,663)	(2,274,672)	(24,615,409)

Net increase (decrease)	5,048,168	$49,518,495	2,294,489	$26,035,772

Strategic Emerging Markets Fund Class R5
Sold	7,941	$78,778	149,435	$1,721,513
Issued as reinvestment of dividends	1,403	13,627	8,550	93,369
Redeemed	(515,991)	(4,934,809)	(87,773)	(995,702)

Net increase (decrease)	(506,647)	$(4,842,404)	70,212	$819,180

Strategic Emerging Markets Fund Service Class
Sold	57,885	$545,681	763,288	$8,428,013
Issued as reinvestment of dividends	4,604	44,104	265	2,863
Redeemed	(62,560)	(615,742)	(20,159)	(232,478)

Net increase (decrease)	(71)	$(25,957)	743,394	$8,198,398

Strategic Emerging Markets Fund Administrative Class
Sold	37,722	$356,889	22,565	$251,973
Issued as reinvestment of dividends	227	2,191	334	3,624
Redeemed	(22,210)	(198,297)	(9,874)	(108,077)

Net increase (decrease)	15,739	$160,783	13,025	$147,520

Strategic Emerging Markets Fund Class A
Sold	6,619	$61,796	14,164	$159,503
Issued as reinvestment of dividends	9	82	440	4,729
Redeemed	(18,692)	(191,687)	(32,744)	(367,428)

Net increase (decrease)	(12,064)	$(129,809)	(18,140)	$(203,196)

Strategic Emerging Markets Fund Class R4
Sold	45,526	$435,805	3,613	$39,541
Issued as reinvestment of dividends	35	333	79	850
Redeemed	(1,878)	(19,010)	(49)	(512)

Net increase (decrease)	43,683	$417,128	3,643	$39,879

Notes to Financial Statements (Continued)

	Year Ended September 30, 2016		Year Ended September 30, 2015

	Shares	Amount	Shares	Amount

Strategic Emerging Markets Fund Class R3
Sold	41,899	$416,440	14,221	$160,366
Issued as reinvestment of dividends	43	411	61	652
Redeemed	(2,110)	(20,574)	(2,703)	(29,234)

Net increase (decrease)	39,832	$396,277	11,579	$131,784

+	Amount rounds to less than 0.5 share.

Purchases of Class A shares are subject to a front-end sales charge of up to 5.75% of the amount purchased. A portion of the front-end sales charge may be retained by the Distributor. For the year ended September 30, 2016, no material amounts have been retained by the Distributor.

Redemptions or exchanges of Class A shares made within eighteen months of purchase from initial investments of $1 million or more are subject to a contingent deferred sales charge of 1% of the amount redeemed. Prior to April 1, 2014, redemptions or exchanges of Class R3 shares made within eighteen months of purchase were subject to a contingent deferred sales charge of 1% of the amount redeemed. The Distributor receives all contingent deferred sales charges. Any contingent deferred sales charges imposed during the year ended September 30, 2016, were waived for any redemptions or exchanges subject to such a charge.

6.	Federal Income Tax Information

At September 30, 2016, the cost of securities and the unrealized appreciation (depreciation) in the value of investments owned by the Fund(s), as computed on a federal income tax basis, were as follows:

	Federal Income Tax Cost	Tax Basis Unrealized Appreciation	Tax Basis Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
Short-Duration Bond Fund	$559,318,088	$9,644,262	$(9,960,578)	$(316,316)
Inflation-Protected and Income Fund	570,108,349	7,825,507	(2,399,865)	5,425,642
Core Bond Fund	1,408,833,172	29,648,443	(8,601,889)	21,046,554
Diversified Bond Fund	216,666,161	4,928,002	(1,151,761)	3,776,241
High Yield Fund	412,333,256	15,539,037	(8,157,460)	7,381,577
Balanced Fund	118,289,294	6,288,075	(2,882,069)	3,406,006
Value Fund	59,442,155	7,233,163	(1,033,150)	6,200,013
Disciplined Value Fund	197,201,612	13,011,722	(5,207,878)	7,803,844
Main Street Fund	113,485,738	14,093,440	(2,697,895)	11,395,545
Disciplined Growth Fund	342,158,036	26,368,070	(9,047,495)	17,320,575
Small Cap Opportunities Fund	173,698,901	22,849,065	(6,340,014)	16,509,051
Global Fund	224,091,981	112,711,121	(9,239,718)	103,471,403
International Equity Fund	485,226,000	75,905,024	(41,500,971)	34,404,053
Strategic Emerging Markets Fund	209,552,817	23,563,149	(14,375,667)	9,187,482

Note: The aggregate cost for investments for the U.S. Government Money Market Fund at September 30, 2016, is the same for financial reporting and federal income tax purposes.

Net capital loss carryforwards may be applied against any net realized taxable gains in succeeding years, subject to the carryforward period limitations, where applicable. On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Modernization Act”) was signed by the President. The Modernization Act changed the capital loss carryforward rules as they relate to regulated investment companies. Capital losses generated in tax years beginning after the date of enactment may now be carried forward indefinitely, and retain the character of the original loss. Under pre-enactment law, capital losses could be carried forward for up to eight tax years as short-term capital losses. The provisions affecting the utilization of capital loss

Notes to Financial Statements (Continued)

carryforwards under the Modernization Act also require the utilization of post-enactment losses prior to the utilization of pre-enactment losses.

At September 30, 2016, the following Fund(s) had available, for federal income tax purposes, pre-enactment unused capital losses:

	Expiring 2016	Expiring 2017
Value Fund	$-	$32,385,573

Net capital loss carryforwards for the Fund(s) shown in the above table are from pre-enactment years and are, therefore subject to the eight-year carryforward period and possible expiration.

At September 30, 2016, the following Fund(s) had post-enactment accumulated capital loss carryforwards:

	Short Term Capital Loss Carryforward	Long Term Capital Loss Carryforward
Short-Duration Bond Fund	$1,421,271	$9,469,545
Inflation-Protected and Income Fund	-	2,752,784
Diversified Bond Fund	-	466,614
High Yield Fund	2,914,543	7,712,338
Strategic Emerging Markets Fund	10,431,237	15,066,925

Net capital loss carryforwards for the Fund(s) shown in the above table are from post-enactment years and are, therefore, not subject to the eight-year carryforward period and possible expiration.

The following Fund(s) elected to defer to the fiscal year beginning October 1, 2016, post-October capital losses:

Post-October Loss
Core Bond Fund	$15,644,050
Diversified Bond Fund	164,775
High Yield Fund	5,422,943
Value Fund	709,908

Generally accepted accounting principles in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital.

The tax character of distributions (including capital gain dividends, if any, designated pursuant to Section 852 of the Code) paid during the year ended September 30, 2016, was as follows:

	Ordinary Income	Long Term Capital Gain	Return of Capital
U.S. Government Money Market Fund	$11,965	$-	$-
Short-Duration Bond Fund	13,710,818	-	-
Inflation-Protected and Income Fund	3,666,654	-	-
Core Bond Fund	52,085,840	10,182,126	-
Diversified Bond Fund	5,041,850	-	-
High Yield Fund	17,318,623	-	-
Balanced Fund	3,566,564	8,254,777	-
Value Fund	953,776	-	-
Disciplined Value Fund	6,224,660	5,795,161	-

Notes to Financial Statements (Continued)

	Ordinary Income	Long Term Capital Gain	Return of Capital
Main Street Fund	$4,106,333	$38,583,365	$-
Disciplined Growth Fund	9,124,718	29,021,370	-
Small Cap Opportunities Fund	724,909	15,563,172	-
Global Fund	2,636,067	28,912,183	-
International Equity Fund	5,340,091	19,087,059	-
Strategic Emerging Markets Fund	1,266,812	-	-

The tax character of distributions (including capital gain dividends, if any, designated pursuant to Section 852 of the Code) paid during the year ended September 30, 2015, was as follows:

	Ordinary Income	Long Term Capital Gain	Return of Capital
U.S. Government Money Market Fund	$21,751	$-	$-
Short-Duration Bond Fund	13,112,744	-	-
Inflation-Protected and Income Fund	8,026,311	-	-
Core Bond Fund	43,089,362	1,123,333	-
Diversified Bond Fund	3,134,906	-	-
High Yield Fund	19,489,380	3,576,643	-
Balanced Fund	9,477,666	6,771,653	-
Value Fund	1,507,623	-	-
Disciplined Value Fund	5,842,446	-	-
Main Street Fund	1,627,208	4,282,870	-
Disciplined Growth Fund	31,936,491	25,208,104	-
Small Cap Opportunities Fund	4,414,401	22,478,814	-
Global Fund	4,038,986	18,548,575	-
International Equity Fund	6,038,494	79,441,597	-
Strategic Emerging Markets Fund	1,830,788	-	-

The following Fund(s) have elected to pass through the foreign tax credit for the year ended September 30, 2016:

Amount
Global Fund	$319,732
International Equity Fund	572,297
Strategic Emerging Markets Fund	219,563

Capital accounts within the financial statements are periodically adjusted for permanent differences between book and tax accounting. These adjustments have no impact on net assets or the results of operations. Temporary book and tax accounting differences will reverse in subsequent periods. At September 30, 2016, temporary book and tax accounting differences were primarily attributable to investments in forward contracts, futures contracts, options contracts, swap agreements, premium amortization accruals, passive foreign investment companies, non-taxable dividends basis adjustments, the deferral of wash sale losses, and deferred Trustee compensation.

At September 30, 2016, the components of distributable earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long Term Capital Gain (Capital Loss Carryover)	Other Temporary Differences	Unrealized Appreciation (Depreciation)
U.S. Government Money Market Fund	$1,235	$-	$(98,506)	$-
Short-Duration Bond Fund	9,532,341	(10,890,816)	(95,311)	(316,316)
Inflation-Protected and Income Fund	5,804,238	(2,752,784)	(49,947)	5,652,453

Notes to Financial Statements (Continued)

	Undistributed Ordinary Income	Undistributed Long Term Capital Gain (Capital Loss Carryover)	Other Temporary Differences	Unrealized Appreciation (Depreciation)
Core Bond Fund	$27,885,858	$-	$(15,928,446)	$21,046,552
Diversified Bond Fund	3,209,621	(466,614)	(198,126)	3,787,941
High Yield Fund	16,746,451	(10,626,881)	(5,457,271)	7,381,576
Balanced Fund	1,975,790	126,106	(30,928)	3,406,006
Value Fund	586,888	(32,385,573)	(762,675)	6,200,013
Disciplined Value Fund	5,236,584	6,608,093	(49,029)	7,803,844
Main Street Fund	1,088,844	3,036,396	(28,052)	11,395,502
Disciplined Growth Fund	8,763,013	18,684,374	(48,529)	17,320,575
Small Cap Opportunities Fund	1,317,596	2,241,410	(40,872)	16,509,051
Global Fund	3,263,756	6,248,056	(62,527)	103,444,112
International Equity Fund	5,755,122	6,949,677	(111,860)	33,995,105
Strategic Emerging Markets Fund	2,170,490	(25,498,162)	(20,056)	8,956,654

During the year ended September 30, 2016, the following amounts were reclassified due to permanent differences between book and tax accounting:

	Paid-in Capital	Accumulated Net Realized Gain (Loss) on Investments	Undistributed Net Investment Income (Loss)
U.S. Government Money Market Fund	$(790,417)	$790,196	$221
Short-Duration Bond Fund	20	(2,979,226)	2,979,206
Inflation-Protected and Income Fund	12	(2,113,221)	2,113,209
Core Bond Fund	57	(6,048,061)	6,048,004
Diversified Bond Fund	5	(273,331)	273,326
High Yield Fund	9	21,424	(21,433)
Balanced Fund	5	(191,737)	191,732
Value Fund	5	103,564	(103,569)
Disciplined Value Fund	241,282	(390,950)	149,668
Main Street Fund	(55)	44,069	(44,014)
Disciplined Growth Fund	13	507,122	(507,135)
Small Cap Opportunities Fund	(427)	174,499	(174,072)
Global Fund	14	(110,036)	110,022
International Equity Fund	19	409,867	(409,886)
Strategic Emerging Markets Fund	(2,215)	219,655	(217,440)

The Funds did not have any unrecognized tax benefits at September 30, 2016, nor were there any increases or decreases in unrecognized tax benefits for the year then ended. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as an income tax expense in the Statements of Operations. During the year ended September 30, 2016, the Funds did not incur any such interest or penalties. The Funds are subject to examination by U.S. federal and state tax authorities for returns filed for the prior three fiscal years. Foreign taxes are provided for based on the Funds’ understanding of the tax rules and rates that exist in the foreign markets in which they invest.

Notes to Financial Statements (Continued)

7.	Investment in Affiliated Issuers

A summary of the Funds’ transactions in the securities of affiliated issuers during the year ended September 30, 2016, was as follows:

	Number of Shares Held as of 9/30/15	Purchases	Sales	Number of Shares Held as of 9/30/16	Value as of 9/30/16	Dividend Income	Net Realized Gain (Loss)

Global Fund
Oppenheimer Institutional Money Market Fund Class E*	5,023,047	58,474,044	59,835,799	3,661,292	$3,661,292	$14,748	$-

International Equity Fund
Oppenheimer Institutional Money Market Fund Class E*	5,956,422	105,558,603	105,111,291	6,403,734	$6,403,734	$31,259	$-

*	Fund advised by OFI Global Asset Management, Inc.

8.	Indemnifications

Under the Funds’ organizational documents, current and former Trustees and Officers are provided with specified rights to indemnification against liabilities arising in connection with the performance of their duties to the Funds, and shareholders are indemnified against personal liability for obligations of the Funds. In the normal course of business, the Funds may also enter into contracts that provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Funds. The risk of material loss from such claims is considered remote.

9.	Legal Proceedings

On December 7, 2010, the Trust was named as a defendant and putative member of the proposed defendant class of shareholders named in an adversary proceeding brought by The Official Committee of Unsecured Creditors of Tribune Company (the “Official Committee”) in the U.S. Bankruptcy Court for the District of Delaware, in connection with Tribune Company’s Chapter 11 bankruptcy proceeding (In re Tribune Company). The proceeding relates to a leveraged buyout (“LBO”) transaction by which Tribune Company converted to a privately-held company in 2007, and the putative defendant class is comprised of beneficial owners of shares of Tribune Company who received proceeds (the “Proceeds”) of the LBO. The Official Committee seeks to recover payments of those Proceeds.

The potential amounts sought to be recovered from the Balanced Fund, Disciplined Value Fund, and Small Cap Opportunities Fund, plus interest and the Official Committee’s court costs, are approximately $44,200, $299,880, and $414,800, respectively.

In addition, on June 2, 2011, the Disciplined Value Fund and Small Cap Opportunities Fund were named as defendants in a closely related, parallel adversary proceeding brought in connection with the Tribune Company’s LBO by Deutsche Bank Trust Company Americas, in its capacity as successor indenture trustee for a certain series of Senior Notes, Law Debenture Trust Company of New York, in its capacity as successor indenture trustee for a certain series of Senior Notes, and Wilmington Trust Company, in its capacity as successor indenture trustee for the PHONES Notes (together, the “Plaintiffs”), in the United States District Court for the District of Massachusetts. The Plaintiffs also seek to recover payments of the Proceeds.

The Funds cannot predict the outcome of these proceedings. Accordingly, the Funds have not accrued any amounts related to these proceedings. If the proceedings were to be decided in a manner adverse to the Funds, or if the Funds were to enter into a settlement agreement with the Official Committee or the Plaintiffs, as applicable, the payment of such judgment or settlement could potentially have a material adverse effect on the Funds’ net asset values depending on the net assets of each applicable Fund at the time of such judgment or settlement.

10.	Subsequent Events

In preparation of these financial statements, management has evaluated the events and transactions subsequent to September 30, 2016, through the date when the financial statements were issued, and determined that there are no subsequent events or transactions that would require adjustments to or disclosures in the Funds’ financial statements.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of MassMutual Premier Funds and Shareholders of MassMutual Premier U.S. Government Money Market Fund (formerly known as MassMutual Premier Money Market Fund), MassMutual Premier Short-Duration Bond Fund, MassMutual Premier Inflation-Protected and Income Fund, MassMutual Premier Core Bond Fund, MassMutual Premier Diversified Bond Fund, MassMutual Premier High Yield Fund, MassMutual Premier Balanced Fund, MassMutual Premier Value Fund, MassMutual Premier Disciplined Value Fund, MassMutual Premier Main Street Fund, MassMutual Premier Disciplined Growth Fund, MassMutual Premier Small Cap Opportunities Fund, MassMutual Premier Global Fund, MassMutual Premier International Equity Fund, and MassMutual Premier Strategic Emerging Markets Fund (collectively, the “Funds”):

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of the Funds as of September 30, 2016, and the related statements of operations for the year then ended, the statement of cash flows for the MassMutual Premier Inflation-Protected and Income Fund for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2016, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds as of September 30, 2016, the results of their operations for the year then ended, the cash flows for the MassMutual Premier Inflation-Protected and Income Fund for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts

November 22, 2016

Trustees and Officers (Unaudited)

The following table lists the Trust’s Trustees and Officers; their address and age; their position with the Trust; the length of time holding that position with the Trust; their principal occupation(s) during the past five years; the number of portfolios in the fund complex they oversee; and other directorships they hold in companies subject to registration or reporting requirements of the Securities Exchange Act of 1934 (generally called “public companies”) or in registered investment companies. The Trust’s Statement of Additional Information includes additional information about the Trust’s Trustees and is available, without charge, upon request by calling 1-888-309-3539 or by writing MassMutual Premier Funds, c/o Massachusetts Mutual Life Insurance Company, 100 Bright Meadow Blvd., Enfield, Connecticut 06082-1981, Attention: Retirement Services Marketing.

Disinterested Trustees

Name, Address*, and Age	Position(s) Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Allan W. Blair Age: 68	Trustee	Since 2012	Retired; President and Chief Executive Officer (1996-2014), Economic Development Council of Western Massachusetts (non-profit development company); President and Chief Executive Officer (1984-2014), Westover Metropolitan Development Corporation (quasi-public development company).	94	Trustee (since 2003), MassMutual Select Funds (open-end investment company); Trustee (since 2003), MML Series Investment Fund (open-end investment company); Trustee (since 2012), MML Series Investment Fund II (open-end investment company).

Nabil N. El-Hage Age: 58	Trustee Chairman	Since 2003 (2006- 2012)	Chairman (since 2011), Academy of Executive Education, LLC.	94	Director (2011-2015), Argo Group International Holdings, Ltd. (underwriter of specialty insurance and reinsurance products); Trustee (since 2012), MassMutual Select Funds (open-end investment company); Trustee (since 2012), MML Series Investment Fund (open-end investment company); Chairman (2006-2012), Trustee (since 2005), MML Series Investment Fund II (open-end investment company).

Maria D. Furman Age: 62	Trustee	Since 2004	Retired.	94	Trustee (since 2011), GMO Series Trust (open-end investment company); Trustee (since 2012), MassMutual Select Funds (open-end investment company); Trustee (since 2012), MML Series Investment Fund (open-end investment company); Trustee (since 2005), MML Series Investment Fund II (open-end investment company).

R. Alan Hunter, Jr. Age: 69	Chairperson Trustee	Since 2016 Since 2012	Retired.	94	Director (since 2007), Actuant Corporation (diversified industrial company); Chairperson (since 2016), Trustee (since 2003), MassMutual Select Funds (open-end investment company); Chairperson (since 2016), Trustee (since 2003), MML Series Investment Fund (open-end investment company); Chairperson (since 2016), Trustee (since 2012), MML Series Investment Fund II (open-end investment company).

Trustees and Officers (Unaudited) (Continued)

Name, Address*, and Age	Position(s) Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
C. Ann Merrifield Age: 65	Trustee	Since 2004	Retired; President and Chief Executive Officer (2012-2014), PathoGenetix (genomics company).	94	Director (since 2015), Juniper Pharmaceuticals Inc. (specialty pharmaceutical company); Director (since 2014), Flexion Therapeutics (specialty pharmaceutical company); Director (since 2014), InVivo Therapeutics (research and clinical-stage biomaterials and biotechnology company); Trustee (since 2012), MassMutual Select Funds (open-end investment company); Trustee (since 2012), MML Series Investment Fund (open-end investment company); Trustee (since 2005), MML Series Investment Fund II (open-end investment company).

Susan B. Sweeney Age: 64	Trustee	Since 2012	Retired; Senior Vice President and Chief Investment Officer (2010-2014), Selective Insurance Group (property and casualty company).	96^	Trustee (since 2012), Barings Corporate Investors (closed-end investment company); Trustee (since 2012), Barings Participation Investors (closed-end investment company); Trustee (since 2009), MassMutual Select Funds (open-end investment company); Trustee (since 2009), MML Series Investment Fund (open-end investment company); Trustee (since 2012), MML Series Investment Fund II (open-end investment company).

Interested Trustees

Name, Address*, and Age	Position(s) Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Robert E. Joyal^^ Age: 71	Trustee	Since 2012	Retired.	96^	Director (since 2013), Leucadia National Corporation (holding company); Director (since 2012), Ormat Technologies, Inc. (provider of alternative and renewable energy technology); Director (2006-2014), Jefferies Group LLC (investment bank); Trustee (since 2003), Barings Corporate Investors (closed-end investment company); Trustee (since 2003), Barings Participation Investors (closed-end investment company); Trustee (since 2003), MassMutual Select Funds (open-end investment company); Trustee (since 2003), MML Series Investment Fund (open-end investment company); Trustee (since 2012), MML Series Investment Fund II (open-end investment company).

Trustees and Officers (Unaudited) (Continued)

Name, Address*, and Age	Position(s) Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Elaine A. Sarsynski^^^ Age: 61	Trustee Vice Chairperson	Since 2011 (2011-2012)	Executive Vice President (since 2008), MassMutual; Chairman (since 2013), President, Chairman & CEO (2012-2013), Chairman & CEO (2008-2012), MassMutual International, LLC.	94	Director (since 2012), Horizon Technology Finance Management LLC (specialty finance company); Director (2013-2016), MML Advisers; Trustee (since 2008), MassMutual Select Funds (open-end investment company); Trustee (since 2008), MML Series Investment Fund (open-end investment company); Vice Chairperson (2011-2012), Trustee (since 2011), MML Series Investment Fund II (open-end investment company).

Principal Officers who are Not Trustees

Name, Address*, and Age	Position(s) Held with Trust	Term of Office# and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Michael C. Eldredge Age: 52	Vice President	Since 2009	Head of Asset Allocation Funds (since 2016) and portfolio manager (since 2014), Head of Investments (2014-2016), MML Advisers; Vice President (since 2008), MassMutual; Vice President (since 2009), MassMutual Select Funds (open-end investment company); Vice President (since 2009), MML Series Investment Fund (open-end investment company); Vice President (since 2009), MML Series Investment Fund II (open-end investment company).	94

Andrew M. Goldberg Age: 50	Vice President, Secretary, and Chief Legal Officer Assistant Clerk	Since 2008 (2004- 2008)	Assistant Vice President and Counsel (since 2004), MassMutual; Secretary (since 2015), Assistant Secretary (2013-2015), MML Advisers; Vice President, Secretary, and Chief Legal Officer (since 2008), Assistant Secretary (2001-2008), MassMutual Select Funds (open-end investment company); Vice President, Secretary, and Chief Legal Officer (since 2008), Assistant Secretary (2001-2008), MML Series Investment Fund (open-end investment company); Vice President, Secretary (formerly known as “Clerk”), and Chief Legal Officer (since 2008), Assistant Clerk (2005-2008), MML Series Investment Fund II (open-end investment company).	94

Brian K. Haendiges Age: 56	Vice President	Since 2014	Vice President (since 2014) MML Advisers; Senior Vice President (since 2014), Vice President (2010-2014), MassMutual; Vice President (since 2014), MassMutual Select Funds (open-end investment company); President (since 2016), Vice President (2014-2016), MML Series Investment Fund (open-end investment company); President (since 2016), Vice President (2014-2016), MML Series Investment Fund II (open-end investment company).	94

Renee Hitchcock Age: 45	Chief Financial Officer and Treasurer Assistant Treasurer	Since 2016 (2007- 2016)	Assistant Vice President (since 2015), Director (2007-2015), MassMutual; Chief Financial Officer and Treasurer (since 2016), Assistant Treasurer (2007-2016), MML Series Investment Fund (open-end investment company); Chief Financial Officer and Treasurer (since 2016), Assistant Treasurer (2007-2016), MassMutual Premier Funds (open-end investment company); Chief Financial Officer and Treasurer (since 2016), Assistant Treasurer (2007-2016), MML Series Investment Fund II (open-end investment company).	94

Douglas Steele Age: 41	Vice President	Since 2016	Head of Investment Due Diligence (since 2016), MML Advisers; Assistant Vice President (since 2013), Investment Director (2005-2013), MassMutual; Vice President (since 2016), MassMutual Select Funds (open-end investment company); Vice President (since 2016), MML Series Investment Fund (open-end investment company); Vice President (since 2016), MML Series Investment Fund II (open-end investment company).	94

Trustees and Officers (Unaudited) (Continued)

Name, Address*, and Age	Position(s) Held with Trust	Term of Office# and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Philip S. Wellman Age: 52	Vice President and Chief Compliance Officer	Since 2007	Vice President and Chief Compliance Officer (since 2013), MML Advisers; Vice President, Associate General Counsel, and Chief Compliance Officer (Mutual Funds) (since 2014), Vice President, Associate General Counsel, and Chief Compliance Officer (Mutual Funds and Investment Advisory) (2008-2014), MassMutual; Vice President and Chief Compliance Officer (since 2007), MassMutual Select Funds (open-end investment company); Vice President and Chief Compliance Officer (since 2007), MML Series Investment Fund (open-end investment company); Vice President and Chief Compliance Officer (since 2007), MML Series Investment Fund II (open-end investment company).	94

Eric H. Wietsma Age: 50	President Vice President	Since 2008 (2006- 2008)	Director and President (since 2013), MML Advisers; Senior Vice President (since 2010), MassMutual; President (since 2008), Vice President (2006-2008), MassMutual Select Funds (open-end investment company); Vice President (since 2006), MML Series Investment Fund (open-end investment company); Vice President (since 2006), MML Series Investment Fund II (open-end investment company).	94

Tina Wilson Age: 45	Vice President	Since 2016	Head of Investments (since 2016), MML Advisers; Senior Vice President (since 2014), Vice President (2009-2014), MassMutual; Vice President (since 2016), MassMutual Select Funds (open-end investment company); Vice President (since 2016), MML Series Investment Fund (open-end investment company); Vice President (since 2016), MML Series Investment Fund II (open-end investment company).	94

*	The address of each Trustee and Principal Officer is the same as that for the Trust; 100 Bright Meadow Blvd., Enfield, Connecticut 06082-1981.

**	Each Trustee of the Trust serves until the next meeting of shareholders called for the purpose of electing Trustees and until the election and qualification of his or her successor or until he or she dies, resigns, or is removed. Notwithstanding the foregoing, unless the Trustees determine that it is desirable and in the best interest of the Trust that an exception to the retirement policy of the Trust be made, a Trustee shall retire and cease to serve as a Trustee upon the conclusion of the calendar year in which such Trustee attains the age of seventy-two years.

The Chairperson is elected to hold such office for a term of three years or until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she retires, dies, resigns, is removed, or becomes disqualified. The Chairperson shall hold office at the pleasure of the Trustees.

^	Barings Participation Investors and Barings Corporate Investors are deemed to be a part of the Fund Complex, because they are managed by Barings LLC (formerly known as Babson Capital Management LLC), an affiliate of MML Advisers.

^^	Mr. Joyal is an “Interested Person,” as that term is defined in the 1940 Act, through his position as a director of Leucadia National Corporation, which controls Jefferies Group LLC, a broker-dealer that may execute portfolio transactions and/or engage in principal transactions with the Funds, other investment companies advised by MML Advisers or holding themselves out to investors as related companies for purposes of investment or investor services, or any other advisory accounts over which MML Advisers has brokerage placement discretion.

^^^	Ms. Sarsynski is an Interested Person as an employee of MassMutual.

#	The President, Treasurer, and Secretary and such other officers as the Trustees may in their discretion from time to time elect are elected to hold such office until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she dies, resigns, is removed, or becomes disqualified. Each officer shall hold office at the pleasure of the Trustees.

Federal Tax Information (Unaudited)

For corporate shareholders, a portion of the ordinary dividends paid during the Fund(s)’ year ended September 30, 2016, qualified for the dividends received deduction, as follows:

Dividends Received Deductions
Short-Duration Bond Fund	0.34%
Core Bond Fund	0.59%
Diversified Bond Fund	0.60%
Balanced Fund	63.49%
Value Fund	100.00%
Disciplined Value Fund	100.00%
Main Street Fund	68.62%
Disciplined Growth Fund	74.91%
Small Cap Opportunities Fund	100.00%
Global Fund	54.22%
Strategic Emerging Markets Fund	2.28%

For the year ended September 30, 2016, the following Fund(s) earned the following foreign sources of income:

Amount
Global Fund	$3,581,564
International Equity Fund	9,583,260
Strategic Emerging Markets Fund	2,977,441

Under Section 854(b)(2) of the Code, the Fund(s) hereby designate the following maximum amounts as qualified dividends for purposes of the maximum rate under Section 1(h)(11) of the Code for the year ended September 30, 2016:

Qualified Dividend Income
Short-Duration Bond Fund	20,156
Core Bond Fund	225,984
Diversified Bond Fund	20,563
Balanced Fund	1,441,523
Value Fund	1,202,638
Disciplined Value Fund	7,915,600
Main Street Fund	2,302,371
Disciplined Growth Fund	7,672,842
Small Cap Opportunities Fund	2,086,370
Global Fund	5,347,584
International Equity Fund	9,305,856
Strategic Emerging Markets Fund	1,806,409

Other Information (Unaudited)

Proxy Voting

A description of the policies and procedures that each Fund’s investment adviser and subadvisers use to vote proxies relating to the Fund’s portfolio securities is available, without charge, upon request, by calling 1-888-309-3539, and on the Securities and Exchange Commission’s (“SEC”) EDGAR database on its website at http://www.sec.gov.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available, without charge, upon request, on the MassMutual website at http://www.massmutual.com/funds and on the SEC’s EDGAR database on its website at http://www.sec.gov.

Quarterly Reporting

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s EDGAR database on its website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330.

Trustees’ Approval of Investment Advisory Contracts

At their meetings in April and May 2016, the Contract Committee (the “Committee”) and the Trustees, including the Trustees who are not “interested persons” (as such term is defined in the 1940 Act) of the Trust, MML Advisers, or the subadvisers (the “Independent Trustees”), re-approved the existing advisory and subadvisory agreements (collectively, the “Contracts”) for each of the U.S. Government Money Market Fund, Short-Duration Bond Fund, Inflation-Protected and Income Fund, Core Bond Fund, Diversified Bond Fund, High Yield Fund, Balanced Fund, Value Fund, Disciplined Value Fund, Main Street Fund, Disciplined Growth Fund, Small Cap Opportunities Fund, Global Fund, International Equity Fund, and Strategic Emerging Markets Fund. In preparation for the meetings, the Trustees requested, and MML Advisers and the subadvisers provided in advance, certain materials relevant to the consideration of the Contracts (the “Meeting Materials”). In all of their deliberations, the Trustees were advised by independent counsel.

The Committee received in advance of the meetings (i) a memorandum from MML Advisers discussing the nature and quality of the services it provides as investment adviser to the Funds; (ii) a profitability analysis prepared by MML Advisers; and (iii) a fee and performance study report (the “Third-Party Report”) with respect to each Fund prepared by an independent third-party vendor (the “Third-Party”). The Third Party Report provided detailed comparative advisory fee, total expense, and performance information for each Fund to assist the Committee in its evaluation of the Contracts. The Committee also considered information presented to it throughout the year regarding MML Advisers and each of the subadvisers.

The Committee considered the nature, scope, and quality of services MML Advisers provides to the Funds, including: (i) the financial condition, stability, and business strategy of MML Advisers; (ii) the capabilities of MML Advisers with respect to regulatory compliance and its ability to monitor compliance with the investment policies of the Funds; (iii) MML Advisers’ ability to provide investment oversight and provide for administrative and shareholder services to the Funds; and (iv) the experience and qualifications of the personnel of MML Advisers that perform, or oversee the performance of, the services provided to the Funds, and the needs of the Funds for administrative and shareholder services.

The Committee then reviewed and considered, for each Fund separately, the detailed information presented in the Third-Party Report regarding: (i) Fund expenses, including, among other things, both the Fund’s advisory fee and total net expense ratio against peer funds; and (ii) the Fund’s relative performance (over various time periods against peer funds and a benchmark index). In connection with the Committee’s review, MML Advisers provided commentary and analysis regarding each Fund’s performance and expenses. The Committee also noted that it had received in the Meeting Materials or during the course of the past year: (i) detailed information regarding MML Advisers’ ability to provide investment oversight and provide for administrative and shareholder services to the Funds; and (ii) a wide range of information about each subadviser and its personnel with responsibility for providing services to the respective Fund and the fees payable to each subadviser by MML Advisers. MML Advisers reviewed with the Committee in detail the work MML Advisers does in its oversight roles, the expertise it brings to these roles, the size of its teams, and the financial commitment it has made to provide those services. Throughout the discussion, MML Advisers responded to Committee members’ questions and provided additional information concerning each Fund.

Other Information (Unaudited) (Continued)

The Committee reviewed the expense and performance information for each Fund. (References to any one- or three-year period below are to periods ended December 31, 2015. In all cases, the comparative expense information is that of a Fund’s “peer group” and the comparative performance information is that of a Fund’s “performance category.”)

The Committee considered that, in the case of three of the Funds, total net expense information showed the Funds to be in the first quartile of their peer groups (favorable), and performance information showed the Funds to have had first or second quartile investment performance in their performance categories for the most recent one- and three-year periods. These Funds included the Global Fund, High Yield Fund, and Main Street Fund, The Committee also considered that the Value Fund had total net expenses in the first quartile, and had performance that improved from the three-year period to the one-year period from the third comparative quartile to the second quartile. The Committee determined that further inquiry was not required in light of the improvement in each Fund’s performance.

The Committee considered information regarding the Funds that had achieved favorable investment performance in recent periods compared to their performance categories, but that had experienced relatively high total net expense ratios:

•	Inflation-Protected and Income Fund – The Committee considered that the Fund achieved quite favorable performance for the one- and three-year periods (19th and 27th percentiles, respectively). The Committee considered MML Advisers’ statements that the range of total net expense ratios among the Fund’s peers is quite limited, and that, although the Fund’s total net expense ratio is in the fourth quartile (91st percentile), it exceeded the peer group median by only 9 basis points. The Committee also considered that the Fund’s advisory fee is 2 basis points below the peer group median. In response to the Committee’s request, MML Advisers agreed to voluntarily waive .03% of the Fund’s advisory fee, effective June 1, 2016 through January 31, 2017.

•	International Equity Fund – The Committee noted that the Fund had achieved second quartile performance for the one- and three-year periods (38th and 37th percentiles, respectively). The Committee noted that total net expenses are in the third quartile (63rd percentile) of the peer group. The Committee noted that the Fund’s total net expenses are only 4 basis points above the peer group median, and only 1 basis point above the broader category median, and that the Fund’s advisory fees are at the median of the Fund’s peer group. In response to the Committee’s request, MML Advisers agreed to voluntarily waive .02% of the Fund’s advisory fee, effective June 1, 2016 through January 31, 2017.

•	Short-Duration Bond Fund – The Committee considered that, although the Fund’s total net expenses were in the third comparative quartile (67th percentile), the Fund’s total net expense ratio was only 5 basis points above the peer group median, and its advisory fee was below the peer group median by 8 basis points. The Committee also considered that the performance of the Fund for the one- and three-year periods was in the second and first comparative quartiles (33rd and 23rd percentiles, respectively).

The Committee considered information regarding the Funds that had underperformed in recent periods compared to their peers. The Committee considered that each of the Funds had relatively favorable total net expenses, first or second quartile, but had achieved unfavorable relative performance.

•	Balanced Fund – The Committee considered MML Advisers’ statement that the Fund’s performance has remained generally close to median over the past several years, outperforming in a number of years, although the Fund achieved one- and three-year performance in the third comparative quartile (54th and 61st percentiles, respectively). The Committee considered MML Advisers’ view that international and fixed-income exposures that hurt relative performance in recent periods provide important diversification benefits and may help performance in future periods. The Committee considered MML Advisers’ view that the Fund’s favorable second quartile (34th percentile) total net expense ratio and consistent long-term performance make it an attractive offering.

•	Disciplined Growth Fund – The Committee noted that the Fund’s total net expenses were in the first percentile and that the Fund had achieved performance in the second comparative quartile (40th percentile) for the three-year period. MML Advisers stated that despite the Fund’s recent underperformance, in the third quartile (51st percentile), the Fund has a strong long-term record with performance placing better than median in seven of the last eight years, and MML Advisers has a high degree of confidence in the subadviser.

•	Disciplined Value Fund – The Committee noted that the Fund’s total net expenses were in the first comparative quartile (8th percentile) and that the Fund had achieved performance in the second comparative quartile (35th percentile) for the three-year period. MML Advisers stated that despite the Fund’s recent underperformance, in the third quartile (58th percentile) for the one-year period, the Fund has a strong long-term record with performance placing better than median in five of the last six years, and MML Advisers has a high degree of confidence in the subadviser.

•

Small Cap Opportunities Fund – The Trustees noted that the Fund’s performance over the three-year period has been in the first comparative quartile (8th percentile) and Fund’s total net expenses are in the first percentile. MML Advisers noted that, despite

Other Information (Unaudited) (Continued)

its below median performance in the one-year period (third quartile and 62nd percentile), the Fund has a strong long-term record with performance placing better than median in four of the last six years and strong rankings over the 5- and 10-year periods.

•	Strategic Emerging Markets Fund – The Committee considered that the Fund has experienced fourth-quartile performance for the three-year period (82nd percentile), but that performance had improved to the second quartile over the one-year period (47th percentile) and the Fund’s total net expenses are in the second quartile (32nd percentile). The Committee noted that 2014 and 2015 were the first two full calendar years of performance for the Fund’s new subadviser and that the three-year number is negatively affected by the results of the prior subadviser to the Fund. The Committee considered MML Advisers’ statement that, although the Fund is on Under Review status for performance reasons, MML Advisers remains very committed to the subadviser and the strategy.

The Committee considered information regarding the Funds that had underperformed in recent periods compared to their peers, and that had total net expenses in the third or fourth comparative quartiles.

•	Core Bond Fund – The Committee noted that the Fund has total net expenses in the third comparative quartile (57th percentile), but considered that the Fund’s total net expense ratio is only 1 basis point above the peer group median and that its advisory fee is 3 basis points more favorable than the peer group median. The Committee considered that the Fund’s three-year performance was in the third quartile (58th percentile) and that its one-year performance was in the fourth comparative quartile (81st percentile). The Committee considered MML Advisers’ statement that the Fund’s investments in investment grade corporate debt, particularly in energy and commodity industries, hurt the one-year and the three-year comparative performance.

•	Diversified Bond Fund – The Committee noted MML Advisers’ statements that the Fund has experienced quite favorable long-term performance, and that 2015 was the only year of the last 10 when the Fund experienced fourth quartile performance (84th percentile), due to the Fund’s investments in investment grade corporate debt, which underperformed in the period. The Committee considered MML Advisers’ statements that, although the Fund’s total net expenses were in the fourth quartile and 9 basis points above the Fund’s peer group median (90th percentile), the Fund’s advisory fee was 5 basis points more favorable than the peer group median. MML Advisers also noted that there is a 4 basis-point fee waiver in place. MML Advisers noted in its discussion that scale continues to be an issue affecting the Fund’s total net expense ratio. In response to the Committee’s request, MML Advisers agreed to double the current management fee breakpoint amount from .05% to .10%, effective June 1, 2016.

•	U.S. Government Money Market Fund – The Committee considered that the Fund has achieved consistent favorable performance – in the first comparative quartile for the three-year period (25th percentile) – and that MML Advisers has been waiving a portion of its fee in recent years to maintain a positive yield. The Committee considered that the Fund’s gross expense ratio is 9 basis points below the Fund’s peer group median, and that the Fund’s total net expense ratio is only 3 basis points above the peer median.

The Committee also reviewed and considered information included in the Meeting Materials, or discussed at the meeting, concerning economies of scale and the profitability of MML Advisers’ advisory relationship with the various Funds, including: (i) a description of the revenue (including advisory fees and administrative and shareholder services fees, as applicable) and expense allocation methodology employed by MML Advisers; and (ii) profitability information for each individual Fund. The discussions included consideration of the intangible benefits derived by MML Advisers and its affiliates resulting from their relationships with the Funds and the so-called “fallout benefits” to MML Advisers, such as any reputational value derived from serving as investment adviser to the Funds, and benefits accruing to subadvisers due to so-called “soft-dollar arrangements.”

Prior to the votes being taken to approve the Contracts, the Committee met separately in executive session to discuss the appropriateness of such contracts. The Committee weighed the foregoing matters in light of the advice given to them by their independent legal counsel as to the law applicable to the review of investment advisory contracts. In arriving at a decision, the Committee did not identify any single matter as all-important or controlling. The foregoing summary does not detail all of the matters considered.

As to each of the Funds, the Committee concluded that: (i) overall, it was satisfied with the nature, extent, and quality of services provided, and expected to be provided in the future, under the Contracts, including the level of MML Advisers’ oversight of each Fund and the subadvisory process; (ii) MML Advisers’ levels of profitability from its relationship with the various Funds are not excessive and the advisory fees payable under the Contracts and each Fund’s total net expenses are fair and reasonable; (iii) the investment processes, research capabilities, and philosophies of the subadvisers generally appear well suited to the Funds, given their investment objectives and policies; (iv) either the relative or absolute performance of a Fund (in each case, taking into account the applicable investment strategy and risk profile of the Fund), or the steps MML Advisers has proposed in respect of the underperformance of a Fund, are sufficient to warrant continuation of the Contracts for each of the Funds; and (v) the terms of the Contracts are fair and reasonable with respect to each Fund and are in the best interests of each Fund’s shareholders.

Other Information (Unaudited) (Continued)

Fund Expenses September 30, 2016

Expense Examples:

The following information is in regards to expenses for the six months ended September 30, 2016:

As a shareholder of the Funds, you may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemptions; and (2) ongoing costs, including advisory fees, distribution and/or service (12b-1) fees, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. These examples are based on an investment of $1,000 invested for the six months ended September 30, 2016.

Actual Expenses:

The first four columns of the table below provide information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Operating Expenses Incurred” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes:

The last two columns of the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the last two columns of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Value	Annualized Expense Ratio	Ending Value (Based on Actual Returns and Expenses)	Operating Expenses Incurred*	Ending Value (Based on Hypothetical Returns and Expenses)	Operating Expenses Incurred*
U.S Government Money Market Fund
Class R5	$1,000	0.41%	$1,000.00	$2.05	$1,023.00	$2.07
Short-Duration Bond Fund
Class I	1,000	0.39%	1,016.60	1.97	1,023.10	1.97
Class R5	1,000	0.49%	1,015.60	2.47	1,022.60	2.48
Service Class	1,000	0.59%	1,014.70	2.97	1,022.10	2.98
Administrative Class	1,000	0.69%	1,014.80	3.48	1,021.60	3.49
Class A	1,000	0.94%	1,013.90	4.73	1,020.30	4.75
Class R4	1,000	0.84%	1,014.70	4.23	1,020.80	4.24
Class R3	1,000	1.09%	1,012.80	5.48	1,019.60	5.50

Other Information (Unaudited) (Continued)

	Beginning Value	Annualized Expense Ratio	Ending Value (Based on Actual Returns and Expenses)	Operating Expenses Incurred*	Ending Value (Based on Hypothetical Returns and Expenses)	Operating Expenses Incurred*
Inflation-Protected and Income Fund
Class I	$1,000	0.44%	$1,031.50	$2.23	$1,022.80	$2.23
Class R5	1,000	0.55%	1,031.50	2.79	1,022.30	2.78
Service Class	1,000	0.64%	1,030.70	3.25	1,021.80	3.23
Administrative Class	1,000	0.75%	1,030.30	3.81	1,021.30	3.79
Class A	1,000	1.00%	1,029.10	5.07	1,020.00	5.05
Class R4	1,000	0.90%	1,030.20	4.57	1,020.50	4.55
Class R3	1,000	1.15%	1,029.20	5.83	1,019.30	5.81
Core Bond Fund
Class I	1,000	0.41%	1,034.90	2.09	1,023.00	2.07
Class R5	1,000	0.51%	1,034.80	2.59	1,022.50	2.58
Service Class	1,000	0.61%	1,034.10	3.10	1,022.00	3.08
Administrative Class	1,000	0.71%	1,033.40	3.61	1,021.50	3.59
Class A	1,000	0.96%	1,031.80	4.88	1,020.20	4.85
Class R4	1,000	0.86%	1,032.80	4.37	1,020.70	4.34
Class R3	1,000	1.11%	1,031.20	5.64	1,019.50	5.60
Diversified Bond Fund
Class I	1,000	0.52%	1,037.70	2.65	1,022.40	2.63
Class R5	1,000	0.62%	1,037.60	3.16	1,021.90	3.13
Service Class	1,000	0.72%	1,037.10	3.67	1,021.40	3.64
Administrative Class	1,000	0.82%	1,036.20	4.17	1,020.90	4.14
Class A	1,000	1.07%	1,036.30	5.45	1,019.70	5.40
Class R4	1,000	0.97%	1,036.50	4.94	1,020.20	4.90
Class R3	1,000	1.22%	1,034.50	6.21	1,018.90	6.16
High Yield Fund
Class I	1,000	0.55%	1,106.00	2.90	1,022.30	2.78
Class R5	1,000	0.65%	1,105.50	3.42	1,021.80	3.29
Service Class	1,000	0.75%	1,105.50	3.95	1,021.30	3.79
Administrative Class	1,000	0.85%	1,104.40	4.47	1,020.80	4.29
Class A	1,000	1.10%	1,102.20	5.78	1,019.50	5.55
Class R4	1,000	1.00%	1,104.20	5.26	1,020.00	5.05
Class R3	1,000	1.25%	1,102.00	6.57	1,018.80	6.31
Balanced Fund
Class I	1,000	0.60%	1,050.10	3.08	1,022.00	3.03
Class R5	1,000	0.70%	1,050.00	3.59	1,021.50	3.54
Service Class	1,000	0.80%	1,048.80	4.10	1,021.00	4.04
Administrative Class	1,000	0.90%	1,048.90	4.61	1,020.50	4.55
Class A	1,000	1.15%	1,047.40	5.89	1,019.30	5.81
Class R4	1,000	1.05%	1,047.70	5.38	1,019.80	5.30
Class R3	1,000	1.30%	1,046.80	6.65	1,018.50	6.56
Value Fund
Class I	1,000	0.60%	1,071.50	3.11	1,022.00	3.03
Class R5	1,000	0.70%	1,070.50	3.62	1,021.50	3.54
Service Class	1,000	0.80%	1,070.30	4.14	1,021.00	4.04
Administrative Class	1,000	0.90%	1,069.30	4.66	1,020.50	4.55
Class A	1,000	1.15%	1,067.80	5.94	1,019.30	5.81
Class R4	1,000	1.05%	1,068.40	5.43	1,019.80	5.30
Class R3	1,000	1.30%	1,067.20	6.72	1,018.50	6.56

Other Information (Unaudited) (Continued)

	Beginning Value	Annualized Expense Ratio	Ending Value (Based on Actual Returns and Expenses)	Operating Expenses Incurred*	Ending Value (Based on Hypothetical Returns and Expenses)	Operating Expenses Incurred*
Disciplined Value Fund
Class I	$1,000	0.53%	$1,062.90	$2.73	$1,022.40	$2.68
Class R5	1,000	0.63%	1,062.90	3.25	1,021.90	3.18
Service Class	1,000	0.73%	1,062.60	3.76	1,021.40	3.69
Administrative Class	1,000	0.83%	1,062.30	4.28	1,020.90	4.19
Class A	1,000	1.08%	1,061.00	5.56	1,019.60	5.45
Class R4	1,000	0.98%	1,060.50	5.05	1,020.10	4.95
Class R3	1,000	1.23%	1,059.90	6.33	1,018.90	6.21
Main Street Fund
Class I	1,000	0.72%	1,060.00	3.71	1,021.40	3.64
Class R5	1,000	0.81%	1,059.00	4.17	1,021.00	4.09
Service Class	1,000	0.90%	1,059.30	4.63	1,020.50	4.55
Administrative Class	1,000	1.01%	1,059.10	5.20	1,020.00	5.10
Class A	1,000	1.26%	1,056.60	6.48	1,018.70	6.36
Class R4	1,000	1.16%	1,058.00	5.97	1,019.20	5.86
Class R3	1,000	1.41%	1,056.40	7.25	1,018.00	7.11
Disciplined Growth Fund
Class I	1,000	0.50%	1,036.30	2.55	1,022.50	2.53
Class R5	1,000	0.60%	1,035.40	3.05	1,022.00	3.03
Service Class	1,000	0.70%	1,035.40	3.56	1,021.50	3.54
Administrative Class	1,000	0.80%	1,035.10	4.07	1,021.00	4.04
Class A	1,000	1.05%	1,033.20	5.34	1,019.80	5.30
Class R4	1,000	0.95%	1,034.20	4.83	1,020.30	4.80
Class R3	1,000	1.20%	1,032.50	6.10	1,019.00	6.06
Small Cap Opportunities Fund
Class I	1,000	0.70%	1,079.70	3.64	1,021.50	3.54
Class R5	1,000	0.80%	1,079.10	4.16	1,021.00	4.04
Service Class	1,000	0.90%	1,078.40	4.68	1,020.50	4.55
Administrative Class	1,000	1.00%	1,078.00	5.20	1,020.00	5.05
Class A	1,000	1.25%	1,077.00	6.49	1,018.80	6.31
Class R4	1,000	1.15%	1,077.40	5.97	1,019.30	5.81
Class R3	1,000	1.40%	1,075.90	7.27	1,018.00	7.06
Global Fund
Class I	1,000	0.84%	1,069.00	4.34	1,020.80	4.24
Class R5	1,000	0.92%	1,068.30	4.76	1,020.40	4.65
Service Class	1,000	1.03%	1,068.00	5.33	1,019.90	5.20
Administrative Class	1,000	1.13%	1,067.50	5.84	1,019.40	5.70
Class A	1,000	1.38%	1,065.80	7.13	1,018.10	6.96
Class R4	1,000	1.28%	1,067.00	6.61	1,018.60	6.46
Class R3	1,000	1.53%	1,065.90	7.90	1,017.40	7.72
International Equity Fund
Class I	1,000	0.91%	1,023.10	4.60	1,020.50	4.60
Class R5	1,000	1.01%	1,023.10	5.11	1,020.00	5.10
Service Class	1,000	1.11%	1,022.30	5.61	1,019.50	5.60
Administrative Class	1,000	1.21%	1,021.50	6.12	1,019.00	6.11
Class A	1,000	1.46%	1,020.40	7.37	1,017.70	7.36
Class R4	1,000	1.38%	1,020.50	6.97	1,018.10	6.96
Class R3	1,000	1.63%	1,019.60	8.23	1,016.90	8.22

Other Information (Unaudited) (Continued)

	Beginning Value	Annualized Expense Ratio	Ending Value (Based on Actual Returns and Expenses)	Operating Expenses Incurred*	Ending Value (Based on Hypothetical Returns and Expenses)	Operating Expenses Incurred*
Strategic Emerging Markets Fund
Class I	$1,000	1.05%	$1,098.70	$5.51	$1,019.80	$5.30
Class R5	1,000	1.15%	1,098.40	6.03	1,019.30	5.81
Service Class	1,000	1.25%	1,097.80	6.56	1,018.80	6.31
Administrative Class	1,000	1.35%	1,097.20	7.08	1,018.30	6.81
Class A	1,000	1.60%	1,094.80	8.38	1,017.00	8.07
Class R4	1,000	1.50%	1,096.10	7.86	1,017.50	7.57
Class R3	1,000	1.75%	1,095.20	9.17	1,016.30	8.82

*	Expenses are calculated using the annualized expense ratio for the six months ended September 30, 2016, multiplied by the average account value over the period, multiplied by 183 days in the period, divided by 366 days in the year, unless stated otherwise.

Underwriter: MML Distributors, LLC 100 Bright Meadow Blvd. Enfield, CT 06082-1981

©2016 Massachusetts Mutual Life Insurance Company, Springfield, MA. All rights reserved. www.massmutual.com. MassMutual
Financial Group is a marketing name for Massachusetts Mutual Life Insurance Company (MassMutual) and its affiliated companies and sales representatives. Investment Adviser: MML Investment Advisers, LLC	RS-41031-00

Item 2. Code of Ethics.

As of September 30, 2016, the Registrant adopted a Code of Ethics that applies to the Principal Executive Officer and Principal Financial Officer pursuant to the Sarbanes-Oxley Act of 2002. For the year ended September 30, 2016, there were no reportable amendments to a provision of the Code of Ethics. A copy of its Code of Ethics is filed with this Form N-CSR under Item 12(a)(1).

Item 3. Audit Committee Financial Expert.

The Registrant’s Board of Trustees has determined that Susan B. Sweeney and Nabil N. El-Hage, both members of the Audit Committee, are audit committee financial experts as defined by the Securities and Exchange Commission (the “SEC”). Ms. Sweeney and Mr. El-Hage are both “independent” as defined by the SEC for purposes of audit committee financial expert determinations.

Item 4. Principal Accountant Fees and Services.

References below to Deloitte & Touche LLP include its affiliates where applicable.

(a)

AUDIT FEES: The aggregate fees billed to the Registrant for professional services rendered by its independent auditors, Deloitte & Touche LLP, for the audit of the Registrant’s annual financial statements for the fiscal years ended 2016 and 2015 were $491,121.35 and $585,135, respectively.

(b)

AUDIT RELATED FEES: No such fees were billed to the Registrant by Deloitte & Touche LLP for the fiscal years ended 2016 and 2015. No such fees were billed to the Registrant’s adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant by Deloitte & Touche LLP* for the fiscal years ended 2016 and 2015.

(c)

TAX FEES: The aggregate fees billed to the Registrant for professional services rendered by Deloitte & Touche LLP for the review of Form 1120-RIC, Form 8613, excise distribution projections, distribution calculation and reasonable out of pocket expenses for the fiscal years ended 2016 and 2015 were $113,040 and $123,781, respectively. No such fees were billed to the Registrant’s adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant by Deloitte & Touche LLP* for the fiscal years ended 2016 and 2015.

(d)

ALL OTHER FEES: No such fees were billed to the Registrant by Deloitte & Touche LLP for the fiscal years ended 2016 and 2015. No such fees were billed to the Registrant’s adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant by Deloitte & Touche LLP* for the fiscal years ended 2016 and 2015.

(e)

(1) AUDIT COMMITTEE PRE-APPOVAL POLICY: All services to be performed for the Registrant by Deloitte & Touche LLP must be pre-approved by the audit committee. All services performed during the fiscal years ended 2016 and 2015 were pre-approved by the committee.

(2) Not applicable.

(f)	Not applicable.
(g)

The aggregate non-audit fees billed by Deloitte & Touche LLP for services rendered to the Registrant, the Registrant’s adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant, for the fiscal years ended 2016 and 2015 were $3,715,481 and $1,338,894, respectively.

(h)

The audit committee considers whether the provision of non-audit services by Deloitte & Touche LLP to the Registrant’s adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining Deloitte & Touche LLP’s independence.

*	Refers to fees that were required to be approved by the audit committee for services that relate directly to the operations and financial reporting of the Registrant.

Item 5. Audit Committee of Listed Registrants.

Not applicable to this filing.

Item 6. Investments.

Please see portfolio of investments contained in the Reports to Stockholders included under Item 1 of this form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to this filing.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to this filing.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to this filing.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable to this filing.

Item 11. Controls and Procedures.

(a) The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this Form N-CSR, to provide reasonable assurance that the information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized, and reported within the time periods specified in the SEC’s rules and forms, based on their evaluation of these disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934 (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b) There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the Registrant’s most recent fiscal quarter that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of Ethics (Item 2) is attached.

(a)(2) Certifications of the Principal Executive Officer and Principal Financial Officer of the Registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) are attached hereto as Exhibit 99CERT.

(a)(3) Not applicable to this filing.

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 as required by Rule 30a-2(b), under the 1940 Act (17 CFR 270.30a-2(b)), Rule 15d-14(b) under the Securities Exchange Act of 1934 (17 CFR 240.15d-14(b)) and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) are attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	MassMutual Premier Funds

By (Signature and Title)	/s/ Eric Wietsma
Eric Wietsma, President and Principal Executive Officer

Date	11/22/2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Eric Wietsma
Eric Wietsma, President and Principal Executive Officer

Date	11/22/2016

By (Signature and Title)	/s/ Renee Hitchcock
Renee Hitchcock, Treasurer and Principal Financial Officer

Date	11/22/2016